UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22027

                                 FundVantage Trust

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                               Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Joel L. Weiss

JW Fund Management LLC

1636 N Cedar Crest Blvd., Suite #161

                               Allentown, PA 18104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 856-528-3500

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

Ambrus Core Bond Fund

of

FundVantage Trust

Institutional Class

ANNUAL REPORT

September 30, 2022

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

AMBRUS CORE BOND FUND

Annual Investment Adviser’s Report

September 30, 2022

(Unaudited)

Dear Shareholder:

Market Review

The Ambrus Core Bond Fund (the “Fund”) commenced operations on September 6, 2022, and thus the economic and market commentary described below is primarily focused on the month in which the Fund was active.

U.S. Economy & Fixed Income Market

Investors’ anticipations of a quicker-than-expected monetary policy pivot from the Federal Reserve (the “Fed”) were squelched in September as August Consumer Price Index (“CPI”) inflation data came in hotter than expected, rising to 0.4% month-over-month and 8.3% year-over-year. In addition to higher-than-expected inflation, economic activity remained robust, with producer price inflation, retail sales, jobless claims, and housing starts all exceeding the high end of consensus expectations, and 2021 Gross Domestic Product (“GDP”) being revised higher from 5.7% to 5.9%. In response to higher inflation and strong economic fundamentals, the Federal Reserve raised its short-term policy rate by another 0.75%, bringing the Fed Funds rate to the highest level since 2007, at 3.25%. Throughout the month, Fed officials continued to re-affirm verbal commitments to fight inflation by any means necessary, with Federal Open Market Committee (“FOMC”) members projecting a Fed Funds rate of 4.375% by year end and 4.625% next year. The benchmark 10-year Treasury yield rose to a decade-high of over 3.9%, before ending the quarter near 3.8%. Rising rates drove losses of the Bloomberg U.S. Aggregate Bond Index to -14.6% for the year, over four times worse than the worst previous calendar year on record.

Despite strong trailing economic data, concerns that aggressive monetary tightening would push the economy into recession led risk assets to continue their decline from the previous month. Fears of recession drove the inversion between 2-year and 10-year Treasuries to a year-to-date low of -0.53% in late September, before ending the month at -0.45%.

Equities (as measured by the S&P 500® Index) declined by -9.2%, bringing year-to-date returns to -23.9%. Investment grade credit spreads widened to +1.88%, and high yield credit spreads widened to +5.39%. Although municipal bond returns were hampered by rising benchmark rates, tax-exempt municipal spreads remained relatively tight, with 5-year AAA munis widening from 71% of Treasuries to 76% of Treasuries. Taxable municipal bond spreads widened from +1.29% to +1.39% during the month.

U.S. assets continued to outperform versus their international counterparts in both equities and fixed income. In particular, U.K. government bonds (“Gilts”) suffered a significant shock late in the month due to a potentially significant increase in U.K. debt issuance alongside rapid deleveraging of liability-driven investment strategies. Britain’s then-finance minister, Kwasi Kwarteng, announced historic tax cuts for individuals and corporations, projecting over $69 billion of debt issuance to support deficit spending. The significant projected increase in the deficit led investors to dump their Gilts, causing the largest one-day rise in the cost of borrowing since 1991, and the pound to decrease to near parity with the dollar—levels last seen over 37 years ago.

The timing of the announcement compounded investor concerns then-Prime Minister Liz Truss’ government was losing financial credibility, as just a day before the Bank of England hiked interest rates in an attempt to contain surging inflation. The selloff in long-dated bonds began to compound, as the decline in bond prices forced highly leveraged liability-driven investment programs to sell securities to meet margin calls. Benchmark 30-year Gilts sold off to a low of -61.1% below their prior peak before the Bank of England intervened by announcing unlimited purchases of long-dated Gilts to stabilize the market.

Outlook and Strategy

Turmoil in the bond markets has begun to present compelling opportunities for long-term investors focused on quality debt securities. For the first time in years, investor compensation for owning fixed income assets has steadily begun to rise. 10-year Treasury Inflation Protected Securities (“TIPS”) closed the quarter with a yield of 1.67%, rebounding significantly from the 2021 low of -1.20%. Corporate interest coverage ratios remain near all-time highs, yet investment-grade U.S. corporate bonds now yield 5.7% (Bloomberg Corporate Bond Index). High-yield bonds have begun to live up to their name again, yielding near 9.7% at quarter-end (Bloomberg Corporate High Yield Index). Investment-grade national tax-exempt municipal bond yields have increased to 4.0% (Bloomberg Municipal Index), while California tax-exempt municipal bond yields have increased to 3.8% (Bloomberg California Municipal Bond Index). Assuming a federal tax rate of 40.8% and California state tax rate of 12.3%, the tax-equivalent yield for national municipal bonds stands at 6.8%, and the tax-equivalent yield for California municipal bonds stands at 8.2%. Although

1

AMBRUS CORE BOND FUND

Annual Investment Adviser’s Report (Continued)

September 30, 2022

(Unaudited)

corporate bond yields have increased and credit spreads have widened, we have maintained a conservative stance. In anticipation of inflation remaining stubbornly high for longer and rising interest rates in response, we maintain a prudent underweight to duration versus the market. In particular, we seek to reduce volatility and downside risk within the Fund by maintaining an underweight to duration within corporate bonds, in order to minimize the impact should spreads widen further. We currently have a significant allocation to U.S. Treasury bonds1, providing principal preservation along with future optionality to provide liquidity into liquidity-starved markets. Within corporate bonds, we favor issuers with both strong, countercyclical cash flows and real assets on the balance sheet to lend against. We have begun to find attractive double-digit yield opportunities in high-quality bank preferreds, and have ample liquidity available to capitalize on any future stress in the asset class. As of quarter end, we have not found taxable municipal bonds to offer compelling relative value to corporate bonds, but continue to monitor across asset classes for relative value opportunities. Overall, we remain conservatively positioned and patiently wait for potential opportunities to invest in high quality issuers against a backdrop of both higher yields and higher spreads.

Fund Performance

The Fund commenced operations on September 6, 2022. Since inception, the Fund returned -2.38%, while the Bloomberg U.S. Intermediate Government/Credit Bond Index returned -2.21%. The performance differential was primarily driven by expense accruals from the Fund’s first month of operations. In addition, the Fund had slightly more exposure (higher key-rate duration) to bonds maturing in three years and less exposure (lower key-rate duration) to bonds maturing in seven years versus the index. This adversely impacted Fund performance, as 3-year Treasury yields have increased by more than 7-year yields since inception. The Fund also had slightly more exposure to credit than the index. This adversely impacted Fund performance, as average credit spreads in the corporate bond market increased from +1.68% on September 6th to +1.88% on September 30th.

The performance data quoted represents past performance and does not guarantee future results.

Investment Style

Primarily high quality, intermediate/short-term fixed income.

Investment Objectives

The Ambrus Core Bond Fund seeks to maximize total return, current income, and long-term capital appreciation. The Fund’s benchmark is the Bloomberg U.S. Intermediate Government/Credit Bond Index.

Strategy Overview

The Fund seeks the most attractive risk-adjusted returns from all fixed income asset types, with an emphasis on U.S. government and corporate bonds. The Fund primarily invests in government-related bonds, corporate bonds, taxable municipal bonds, preferred stocks, and other fixed income securities on a relative value basis. The Fund will primarily invest in securities rated investment grade or higher. The Fund may invest up to 25% of its holdings in below investment grade or nonrated securities. The Fund seeks to purchase investments that are undervalued or offer attractive yield relative to their credit characteristics.

Investment Management

Whittier Advisors, LLC serves as the Fund’s investment adviser. Mason Carpenter, CFA, and Travis Moore, CFA, have served as portfolio managers for the Fund since its inception in 2022. The Fund is distributed by Foreside Funds Distributors, LLC.

Portfolio Characteristics

Portfolio characteristics are as of September 30, 2022. Portfolio characteristics and asset allocation data source is from Bloomberg and is unaudited. Portfolio holdings are subject to change at any time. Values may not foot due to rounding. Weightings

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AMBRUS CORE BOND FUND

Annual Investment Adviser’s Report (Continued)

September 30, 2022

(Unaudited)

may differ slightly versus portfolio holdings report due to Bloomberg BVAL pricing methodology versus IDC pricing methodology. Weighted average values are calculated using the market value of the bond.

Duration, Maturity, Coupon

The following table presents a summary of average duration, maturity, and coupon characteristics of the Fund:

Characteristics

	Portfolio	Benchmark

Modified Duration	3.7 years	3.8 years
Option-Adjusted Duration	3.7 years	3.8 years
Average Effective Maturity	4.2 years	4.2 years
Average Coupon	3.1%	2.1%

Duration measures the sensitivity of bond (and bond mutual fund) prices to interest rate movements, and considers a bond’s dollar price, coupon rate, maturity, call structure, and more. Effective Maturity is a measure of maturity which considers the possibility of bonds being called prior to maturity and refers to the most likely date that the final principal value will be received. Average coupon refers to the weighted average coupon rate of the underlying bonds in the fund.

Credit Quality Distribution

The following table presents a summary by credit rating of the portfolio holdings of the Fund:

Credit Quality Distribution

	Portfolio	Benchmark

Cash	0.8%	0.0%
AAA	60.1%	66.3%
AA	3.0%	4.8%
A	9.5%	14.5%
BBB	23.4%	14.2%
BB	3.2%	0.1%

	100.0%	100.0%

Credit quality is calculated using the highest rating assigned by a nationally recognized statistical rating organization (“NRSRO”) such as Moody’s, S&P, or Fitch. The Not Rated category consists of securities that have not been rated by a NRSRO. If ratings agencies assign different ratings to the same security, the Adviser will use the highest rating as the credit rating for that security. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

Effective Maturity Distribution

The following table presents a summary by effective maturity of the portfolio holdings of the Fund:

Effective Maturity Distribution

	Portfolio	Benchmark

0 - 1 yr	0.7%	1.7%
1 - 3 yrs	40.2%	38.2%
3 - 5 yrs	37.4%	27.0%
5 - 7 yrs	11.6%	17.4%
7 - 10 yrs	9.7%	15.7%
+ 10 yrs	0.5%	0.0%

	100.0%	100.0%

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AMBRUS CORE BOND FUND

Annual Investment Adviser’s Report (Continued)

September 30, 2022

(Unaudited)

Asset Allocation

The following table presents a summary of the asset allocation of the Fund:

Allocation
	Portfolio	Benchmark
Cash & Money Markets	0.8%	0.0%
Government Bonds	58.4%	70.1%
U.S. Treasuries	58.4%	62.6%
U.S. Agencies	0.0%	2.3%
Int’l Govt Debt	0.0%	1.4%
Supra-National Debt	0.0%	3.8%
Corporate Bonds	35.4%	29.8%
Communications	1.8%	1.9%
Consumer Discretionary	3.6%	1.8%
Consumer Staples	1.9%	1.7%
Energy	2.0%	1.9%
Financials	15.2%	11.1%
Real Estate	2.0%	1.5%
Health Care	1.6%	2.4%
Industrials	2.0%	2.0%
Materials	2.1%	0.8%
Technology	3.3%	2.8%
Utilities	0.0%	1.9%
Taxable Municipals	0.0%	0.2%
Preferreds	5.4%	0.0%

	100.0%	100.0%

Asset categorization and sector allocation refers to Bloomberg Industry Classification System (BICS).

1Treasuries (including bonds, notes, and bills) are securities sold by the federal government to consumers and investors to fund its operations. They are all backed by “the full faith and credit of the United States government” and thus are considered free of default risk.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2022 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Index Definitions

The S&P 500 Index is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S. Bloomberg Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). The Bloomberg U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers. The Bloomberg U.S. Corporate High Yield Bond Index measures the USD denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market, made up of all investment grade municipal bonds having a remaining maturity of at least one year. The Bloomberg California Municipal Bond

4

AMBRUS CORE BOND FUND

Annual Investment Adviser’s Report (Concluded)

September 30, 2022

(Unaudited)

Index is a subset of the Municipal Bond Index, which only includes municipal bonds from issuers in the state of California. Indexes are unmanaged, do not incur management fees, costs, and expenses, and it is not possible to invest directly in an index. Index performance is not indicative of fund performance. Past performance is no guarantee of future results.

Other Definitions

Taxable-Equivalent Yield (TEY) is the return that a taxable bond would need to equal the yield on a comparable tax-exempt municipal bond. The calculation is a tool that investors can use to compare the returns between a tax-free investment and a taxable alternative. Consumer Price Index (CPI) measures the overall change in consumer prices based on a representative basket of goods and services over time. Modified duration measures the average cash-weighted term to maturity of a bond and expresses the measurable change in the value of a fixed income security in response to a 1% change in interest rates. Option-adjusted duration, also known as effective duration, measures the change in the value of a fixed income security with an embedded option in response to a 1% change in interest rates. Weighted average values are calculated using the current market value of holdings.

Rating Disclosures

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion.

Mutual fund investing involves risk. Principal loss is possible. Fixed income investments are subject to interest rate risk, and their value will decline as interest rates rise. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk.

5

AMBRUS CORE BOND FUND

Annual Report

Performance Data

September 30, 2022

(Unaudited)

Total Returns for the Period Ended September 30, 2022
	Since Inception†
Institutional Class	-2.38	%*
Bloomberg U.S. Intermediate Government/Credit Bond Index	-2.21	%**

†	Not Annualized.
*	The Ambrus Core Bond Fund (the “Fund”) commenced operations on September 6, 2022.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (833) 996-2101. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated September 6, 2022, are 0.71% and 0.60%, respectively, for the Institutional Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Whittier Advisors, LLC (“Whittier” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust” ), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.60% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until September 30, 2024 unless the Board of Trustees (“Board of Trustees”) of the Trust approves its earlier termination. In addition, the Adviser has voluntarily agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.50% (on an annual basis) of the Fund’s average daily net assets. This voluntary Expense Limitation will remain in place until December 31, 2023. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund evaluates its performance as compared to that of the Bloomberg Intermediate US Government/Credit Bond Index. The Bloomberg Intermediate US Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized components of the US Aggregate Index with less than 10 years to maturity. The index includes investment grade, US dollar-denominated, fixed-rate treasuries, government-related and corporate securities.

6

AMBRUS CORE BOND FUND

Fund Expense Disclosure

September 30, 2022

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2022 through September 30, 2022 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 6, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Ambrus Core Bond Fund
Institutional Class
Actual	$1,000.00	$ 976.20	0.50%	$0.34
Hypothetical (5% return before expenses)	1,000.00	1,022.56	0.50%	2.54

*

Expenses are equal to an annualized expense ratio for the period beginning September 6, 2022, commencement of operations, to September 30, 2022 of 0.50% for Institutional Class shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (25), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of the table is based on the actual six-month total returns for the Fund of (2.38)% for Institutional Class shares. For comparative purposes, the Hypothetical expenses are as if the Institutional Class shares had been in existence from April 1, 2022, and are equal to the Institutional Class shares annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by 365 to reflect the period.

7

AMBRUS CORE BOND FUND

Portfolio Holdings Summary Table

September 30, 2022

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
U.S. Treasury Obligations	58.2%	$2,841,652
CORPORATE BONDS:
Financials	17.0	831,093
Consumer Discretionary	3.6	173,717
Technology	3.3	159,836
Materials	2.0	98,330
Energy	2.0	97,195
Industrials	2.0	95,072
Consumer Staple Products	1.9	92,455
Communications	1.8	87,735
Health Care	1.6	79,413
PREFERREDS:
Financials	3.6	178,775
Consumer Discretionary	1.7	81,371
Short-Term Investment	0.8	39,334
Other Assets in Excess of Liabilities	0.5	23,567

NET ASSETS	100.0%	$4,879,545

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

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AMBRUS CORE BOND FUND

Portfolio of Investments

September 30, 2022

	Par Value	Value
U.S. TREASURY OBLIGATIONS — 58.2%
United States Treasury Bond, 3.375%, 8/15/42	$25,000	$22,656
United States Treasury Notes,
3.25%, 8/31/24	700,000	687,613
3.125%, 8/15/25	900,000	872,684
1.50%, 8/15/26	300,000	271,512
3.125%, 8/31/27	375,000	359,941
2.875%, 8/15/28	300,000	281,660
2.875%, 8/31/29	100,000	94,969
0.625%, 8/15/30	100,000	78,371
1.25%, 8/15/31	100,000	80,840
2.75%, 8/15/32	100,000	91,406

U.S. TREASURY OBLIGATIONS (Cost $2,905,444)		2,841,652

CORPORATE BONDS — 35.2%
Communications — 1.8%
Verizon Communications, Inc., 0.85%, 11/20/25	100,000	87,735

Consumer Discretionary — 3.6%
eBay, Inc., 1.40%, 5/10/26	100,000	87,636
General Motors Financial Co., Inc., 1.25%, 1/8/26	100,000	86,081

		173,717

Consumer Staple Products — 1.9%
Altria Group, Inc., 4.80%, 2/14/29	100,000	92,455

Energy — 2.0%
Continental Resources, Inc., 3.80%, 6/1/24	100,000	97,195

Financials — 17.0%
American Tower Corp., REIT, 2.95%, 1/15/25	100,000	94,714
Bank of America Corp., 4.45%, 3/3/26	100,000	96,493
BlackRock, Inc., 2.10%, 2/25/32	100,000	76,557
Citigroup, Inc., 5.50%, 9/13/25	100,000	99,795
Citigroup, Inc., 4.658%, 5/24/28	100,000	95,276
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25	100,000	96,586
Goldman Sachs Group, Inc. (The), 1.948%, 10/21/27	100,000	85,679
Morgan Stanley, 4.35%, 9/8/26	100,000	95,411
Wells Fargo & Co., 3.584%, 5/22/28	100,000	90,582

		831,093

Health Care — 1.6%
Johnson & Johnson, 1.30%, 9/1/30	100,000	79,413

	Par Value	Value
CORPORATE BONDS — (Continued)
Industrials — 2.0%
Boeing Co. (The), 1.433%, 2/4/24	$100,000	$95,072

Materials — 2.0%
DuPont de Nemours, Inc., 4.493%, 11/15/25	100,000	98,330

Technology — 3.3%
Apple, Inc., 3.35%, 8/8/32	75,000	66,840
Intel Corp., 4.00%, 8/5/29	100,000	92,996

		159,836

TOTAL CORPORATE BONDS (Cost $1,766,352)		1,714,846

PREFERREDS — 5.3%
Consumer Discretionary — 1.7%
General Motors Financial Co., Inc., 5.75%, 9/30/27	100,000	81,372

Financials — 3.6%
Charles Schwab Corp. (The), 4.00%, 6/1/26	125,000	102,704
SVB Financial Group, 4.00%, 5/15/26	100,000	76,070

		178,774

TOTAL PREFERREDS (Cost $274,212)		260,146

	Number of Shares
SHORT-TERM INVESTMENT — 0.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.750%(a)	39,334	39,334

TOTAL SHORT-TERM INVESTMENT (Cost $39,334)		39,334

TOTAL INVESTMENTS - 99.5% (Cost $4,985,342)		4,855,978
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%		23,567

NET ASSETS - 100.0%		$4,879,545

(a)	Rate disclosed is the 7-day yield at September 30, 2022.

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

9

AMBRUS CORE BOND FUND

Statement of Assets and Liabilities

September 30, 2022

Assets
Investments, at value (Cost $4,985,342)	$4,855,978
Receivables:
Interest	24,262
Investment adviser	25,326

Total Assets	4,905,566

Liabilities
Payables:
Audit fees	18,500
Shareholder reporting fees	4,417
Legal fees	1,781
Administration and accounting fees	500
Transfer agent fees	343
Custodian fees	138
Accrued expenses	342

Total Liabilities	26,021

Net Assets	$4,879,545

Net Assets Consisted of:
Capital stock, $0.01 par value	$5,012
Paid-in capital	5,006,210
Total distributable loss	(131,677)

Net Assets	$4,879,545

Institutional Class Shares:
Net assets	$4,879,545

Shares outstanding	501,152

Net asset value, offering and redemption price per share	$9.74

The accompanying notes are an integral part of the financial statements.

10

AMBRUS CORE BOND FUND

Statement of Operations

For the Period Ended September 30, 2022*

Investment income
Interest	$12,917

Total investment income	12,917

Expenses
Audit fees	18,500
Administration and accounting fees (Note 2)	5,500
Shareholder reporting fees	4,417
Transfer agent fees (Note 2)	2,343
Legal fees	1,781
Custodian fees (Note 2)	1,388
Advisory fees (Note 2)	1,356
Trustees’ and officers’ fees (Note 2)	1,000
Other expenses	342

Total expenses before waivers and reimbursements	36,627

Less: waivers and reimbursements (Note 2)	(34,932)

Net expenses after waivers and reimbursements	1,695

Net investment income	11,222

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(2,313)
Net change in unrealized depreciation on investments	(129,364)

Net realized and unrealized loss on investments	(131,677)

Net decrease in net assets resulting from operations	$(120,455)

*	The Ambrus Core Bond Fund commenced operations on September 6, 2022.

The accompanying notes are an integral part of the financial statements.

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AMBRUS CORE BOND FUND

Statement of Changes in Net Assets

For the Period from September 6, 2022* to September 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment income	$11,222
Net realized losses from investments	(2,313)
Net change in unrealized depreciation on investments	(129,364)

Net decrease in net assets resulting from operations	(120,455)

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(11,222)

Net decrease in net assets from dividends and distributions to shareholders	(11,222)

Increase in net assets derived from capital share transactions (Note 4)	5,011,222

Total increase in net assets	4,879,545

Net assets
Beginning of period	—

End of period	$4,879,545

*	The Ambrus Core Bond Fund commenced operations on September 6, 2022.

The accompanying notes are an integral part of the financial statements.

12

AMBRUS CORE BOND FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Period from September 6, 2022* to September 30, 2022
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income(1)	0.02
Net realized and unrealized loss on investments	(0.26)

Total from investment operations	(0.24)

Dividends and distributions to shareholders from:
Net investment income	(0.02)

Net asset value, end of period	$9.74

Total investment return(2)	(2.38)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$4,880
Ratio of expenses to average net assets	0.50	%(3)
Ratio of expenses to average net assets without waivers and reimbursements(4)	10.81	%(3)
Ratio of net investment income to average net assets	3.31	%(3)
Portfolio turnover rate	1	%(5)

*	The Ambrus Core Bond Fund commenced operations on September 6, 2022.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

13

AMBRUS CORE BOND FUND

Notes to Financial Statements

September 30, 2022

1. Organization and Significant Accounting Policies

The Ambrus Core Bond Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 6, 2022. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Two separate classes of shares, Investor Class and Institutional Class, are offered for the Ambrus Core Bond Fund. As of September 30, 2022, Investor Class shares have not been issued.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Fund’s equity securities listed on any national exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Securities that do not have a readily available current market value are valued in good faith by the Adviser as “valuation designee” under the oversight of the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as disclosed in their prospectuses).

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party

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AMBRUS CORE BOND FUND

Notes to Financial Statements (Continued)

September 30, 2022

pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. To the extent that these inputs are observable, the fair value of fixed income securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

The following is a summary of the inputs used, as of September 30, 2022, in valuing the Fund’s investments carried at fair value:

	Total Value at 09/30/22	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets
U.S. Treasury Obligations	$2,841,652	$—	$2,841,652	$—
Corporate Bonds	1,714,846	—	1,714,846	—
Preferreds	260,146	—	260,146	—
Short-Term Investment	39,334	39,334	—	—

Total Assets	$4,855,978	$39,334	$4,816,644	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage-backed securities are recorded as interest income on the Statement of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each Fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund.

15

AMBRUS CORE BOND FUND

Notes to Financial Statements (Continued)

September 30, 2022

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

The Securities and Exchange Commission (“SEC”) adopted Rule 18f-4 under the 1940 Act which, effective August 19, 2022, regulates the use of derivatives for certain funds registered under the 1940 Act (“Rule 18f-4”). The Fund has adopted a Rule 18f- 4 Policy which provides, among other things, that unless a Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Debt Investment Risk — Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e. g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Fund will vary with changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

2. Transactions with Related Parties and Other Service Providers

Whittier Advisors, LLC (“Whittier” or the “Adviser”) serves as investment adviser to the Fund. For its services, the Adviser is paid a monthly fee at the annual rate of 0.40% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.60% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). In addition, the Adviser has voluntarily agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.50% (on an annual basis) of the Fund’s average daily net assets. This voluntary Expense Limitation will remain in place until December 31, 2023. The

16

AMBRUS CORE BOND FUND

Notes to Financial Statements (Continued)

September 30, 2022

Expense Limitation will remain in place until September 30, 2024, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation.

For the period ended September 30, 2022, the Adviser earned advisory fees of $1,356 and waived fees and reimbursed expenses of $26,682. As of September 30, 2022, the amount of potential recovery was $26,682. The ability to recover such amounts previously waived expires on September 30, 2025.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses. For the period ended September 30, 2022, BNY Mellon accrued administration and accounting fees totaling $5,500 and waived fees totaling $5,000. For the period ended September 30, 2022, BNY Mellon accrued custodian fees totaling $1,388 and waived fees totaling $1,250.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses. For the period ended September 30, 2022, BNY Mellon accrued transfer agent fees totaling $2,343 and waived fees totaling $2,000.

BNY Mellon and the Transfer Agent have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon and the Transfer Agent within three years of commencing operations. As of September 30, 2022, the amount of potential recovery was $8,250. The ability to recover such amounts previously waived expires on September 6, 2025.

The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer Agent fees in the Statement of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

Trustees and Officers

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. ACA Group (“ACA”), operating through its subsidiary, Foreside Fund Officer Services LLC, provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and ACA are compensated for their services provided to the Trust.

3. Investment in Securities

From September 6, 2022, commencement of operations, to September 30, 2022, aggregated purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$4,991,488	$45,690

17

AMBRUS CORE BOND FUND

Notes to Financial Statements (Continued)

September 30, 2022

4. Capital Share Transactions

From September 6, 2022, commencement of operations, to September 30, 2022, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended September 30, 2022

	Shares	Amount

Institutional Class
Sales	500,000	$5,000,000
Reinvestments	1,152	11,222
Redemptions	—	—

Net increase	501,152	$5,011,222

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net assets were not affected by these adjustments.

For the period ended September 30, 2022, there were no permanent differences reclassified between distributable earnings and paid in capital.

For the period ended September 30, 2022, the tax character of distributions paid by the Ambrus Core Bond Fund was $11,222 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation/ (Depreciation)

$(131,677)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

18

AMBRUS CORE BOND FUND

Notes to Financial Statements (Concluded)

September 30, 2022

As of September 30, 2022, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

$4,987,655	$276	$(131,953)	$(131,677)

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

19

AMBRUS CORE BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of Ambrus Core Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ambrus Core Bond Fund (the “Fund”) (one of the series constituting FundVantage Trust (the “Trust”)), including the portfolio of investments, as of September 30, 2022, and the related statements of operations, changes in net assets and financial highlights for the period from September 6, 2022 (commencement of operations) through September 30, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting FundVantage Trust) at September 30, 2022, and the results of its operations, the changes in its net assets and its financial highlights for the period from September 6, 2022 (commencement of operations) to September 30, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinions

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Ambrus investment companies since 2022.

Philadelphia, Pennsylvania

November 23, 2022

20

AMBRUS CORE BOND FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended September 30, 2022, the Ambrus Core Bond Fund paid $11,222 of ordinary income dividends and $0 of long-term capital gains, respectively, to its shareholders.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations received is 100.00%.

A total of 51.61% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

21

AMBRUS CORE BOND FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (833) 996-2101 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on June 21-22, 2022 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved a new Investment Advisory Agreement between Whittier Advisors, LLC (“Whittier” or the “Adviser”) and the Trust (the “Whittier Agreement”) on behalf of the Ambrus Core Bond Fund, Ambrus Tax-Conscious National Bond Fund and Ambrus Tax-Conscious California Bond Fund (together, the “Ambrus Funds”) for an initial two-year period.

In determining whether to approve the Whittier Agreement, the Trustees, including the Independent Trustees, considered information provided by Whittier in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Whittier 15(c) Response”) regarding (i) the services to be performed by Whittier for the Ambrus Funds, (ii) the composition and qualification of Whittier’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the Ambrus Funds, (iv) investment performance of the Ambrus Funds’ respective strategies, as applicable, (v) the financial condition of Whittier, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Ambrus Funds and other clients; (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, and (ix) any litigation, investigation or administrative proceeding which may have a material impact on Whittier’s ability to service the Ambrus Funds.

The Board considered additional information provided by representatives from Whittier invited to participate in the Meeting regarding Whittier’s history, performance, investment strategy, and compliance program. Representatives of Whittier responded to questions from the Board. In addition to the foregoing information, the Trustees also considered other factors they believed to be relevant to considering the approval of the Whittier Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the Ambrus Funds and Whittier, as provided by the terms of the Whittier Agreement, including the advisory fees under the Whittier Agreement, were fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.

The Trustees considered the services to be provided by Whittier to the Ambrus Funds. The Trustees considered Whittier’s personnel and the depth of Whittier’s personnel who provide investment management services to the Ambrus Funds and their experience. Based on the Whittier 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided (or to be provided) by Whittier are appropriate and consistent with the terms of the Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Ambrus Funds are likely to benefit from the provision of those services, and (iv) Whittier has sufficient personnel, with the appropriate skills and experience, to serve the Ambrus Funds effectively and has demonstrated its continuing ability to attract and retain qualified personnel.

The Board discussed Whittier’s business continuity plan, and its ability to continue to manage the Ambrus Funds effectively in light of the ongoing COVID-19 pandemic, continuing federal, state and local responses thereto and volatility in the financial markets.

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AMBRUS CORE BOND FUND

Other Information (Concluded)

(Unaudited)

With respect to the Ambrus Funds, the Trustees considered that the proposed strategies for the Ambrus Funds were new, and therefore did not have historical performance. The Trustees noted that they received performance information of separate account composites, which the Trustees indicated they believed to be representative of the Adviser’s performance in implementing certain types of strategies to be employed for the Ambrus Funds. The Trustees concluded that the performance information relating to the separate account composites was acceptable for purposes of its consideration of the Whittier Agreement.

The Trustees also considered information regarding Whittier’s proposed advisory fees and an analysis of the fees in relation to the delivery of services to the Ambrus Funds and any other ancillary benefit resulting from Whittier’s relationship with the Ambrus Funds. The Trustees considered the fees that Whittier charges to its separately managed accounts, as appliable, and evaluated the explanations provided by Whittier as to differences in fees charged to certain of the Ambrus Funds and separately managed accounts. The Trustees evaluated information provided by Whittier indicating the proposed advisory fee for the Ambrus Funds are within the normal range of fees and expenses for funds of similar size, composition and type of investment product. The Trustees concluded that the advisory fees and services to be provided by Whittier are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Ambrus Funds based on the information provided at the Meeting.

The Trustees considered the costs of the services provided by Whittier, the compensation and benefits to be received by Whittier in providing services to the Ambrus Funds, Whittier’s projected profitability in the first year of operation of the Funds and certain additional information related to the financial condition of Whittier. In addition, the Trustees considered any direct or indirect revenues anticipated to be received by affiliates of Whittier.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Ambrus Funds are expected to grow, and whether the advisory fee levels reflect those economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of shareholders should be achieved if assets of the Ambrus Funds increase because fixed expenses will be spread across a larger asset base. Because the Ambrus Funds had not yet commenced operations, and the Ambrus Funds each had a fee cap in place, the Board concluded that economies of scale were not a necessary consideration at the present time.

At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the Whittier Agreement for an initial two-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

23

AMBRUS CORE BOND FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (833) 996-2101.

24

AMBRUS CORE BOND FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust, as of fiscal year-end. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (833) 996-2101.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

		INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	36	Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	36	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

25

AMBRUS CORE BOND FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	36	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	36	Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

26

AMBRUS CORE BOND FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Assets Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	36	Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

CHRISTINE S. CATANZARO Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.

T. RICHARD KEYES Date of Birth: 1/57	Vice President	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Managing Director, Client Management of Foreside Financial Group since December 2021; Chief Executive Officer of Alaric Compliance Services LLC from June 2004 to December 2021.

27

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Whittier Advisors, LLC

4695 MacArthur Court

Suite 1500

Newport Beach, CA 92660

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

AMB-0922

C WorldWide International Equities Fund

of

FundVantage Trust

Class I

ANNUAL REPORT

September 30, 2022

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Annual Investment Adviser’s Report

September 30, 2022

(Unaudited)

Dear Shareholder,

Thank you for reviewing the annual report. We hope you and your family are well.

The first three quarters of 2022 were dominated by geopolitical turbulence and macroeconomic events where the short-term narrative has been very much directed by the stance of the U.S. Federal Reserve (the “Fed”). In this report, we will discuss our view on the markets and how the Fund is currently positioned.

Looking Back

The C WorldWide International Equities Fund (the “Fund”) returned -20.50% versus the Morgan Stanley Capital International All Country World ex USA Index (”MSCI® ACWI ex USA Index”) which fell -22.09% during the period from February 28, 2022 to September 30, 2022.

In the first quarter of 2022, the Russian invasion of Ukraine fueled fears of persistently higher inflation and brought energy security to the forefront. Despite interest rates increasing globally, initially helping value stocks such as banks, investor focus shifted from valuations to potential demand destruction. In the U.S. the spread between the 10-year and 2-year yield entered negative territory, the first step in a yield curve inversion, which typically is an early indicator of a looming recession.

The second quarter of 2022 marked the end of the worst first half-year for global equity markets since the launch of the MSCI® World Index in 1986 and a period full of negative events, such as the war in Ukraine, draconian lockdowns in China, continued supply chain disruptions, rising inflation, and an aggressive hiking cycle by the Fed supplemented by quantitative tightening. As a small positive, there were some signs that the inflation was peaking, and U.S. 10-year rates fell close to 50 basis points (“bps”) from the high in mid-June.

In the third quarter of 2022, the Fed hiked rates by 75 bps twice. In combination with the U.S. money supply falling at an annualized rate of 1.6% over the last three months, the steepest drop in 84 years, this is starting to influence asset price volatility. For instance, volatility in the bond and currency markets reached a high only seen at the Covid-lows and the financial crisis in 2008. Several sentiment indicators also hit historic lows such as U.S. consumer confidence and the Bull/Bear survey. This is usually a good sign for subsequent 12-month market returns.

We firmly believe that the long-term trend in company earnings with high cash conversion determines the generation of returns and that finding compounders is the holy grail of investing. The mindset of constantly searching for compounders is a better use of time than exhausting one’s intellectual capital and time on trading in and out of stocks and segments of the market in a desire to look good in the short term. We have had a mindset of compounding at C WorldWide Asset Management for three decades and it continues to be our mindset for tomorrow.

Our objective is to construct a long-term, focused portfolio of high-conviction stocks offering a high alpha-generating potential while maintaining a balanced risk profile. It is the long-term optimist who triumphs in the equity market, with the winner being the patient investor.

Outlook

Currently, we are facing an economic slowdown. This is the result of tighter monetary policy. The yield curve is inverted on most time horizons. This is one of the most accurate indicators of an impending recession. Globally, central banks are reducing their balance sheets by approximately USD 1 trillion, whereas they were expanding by USD 4-5 trillion during the Covid-19 crisis. The consequence has been a strong increase in bond yields, including rising real interest rates. Looking at the Treasury Inflation Protected Securities (TIPS), the 10-year real interest rate has risen from -1% at the beginning of the year to currently over 1.5%. This has affected the valuation of equities with price-to-earnings multiples this year declining from approximately 18x to 14x (MSCI® World Index).

1

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Annual Investment Adviser’s Report (Concluded)

September 30, 2022

(Unaudited)

Growth stocks with long-term sustainable business models have been hard hit by rising bond yields. Not because their fundamental business has disappointed, but because the higher discount rate negatively affects the time value of these companies harder. Conversely, in an economic downturn, the cyclical companies suffer, and quality growth companies usually rebound driven by the underlying earnings growth and the help of falling interest rates. Also, recessions are typically short, and viewed over an investor’s full life cycle, only play a marginal role.

When interest rates start to fall and real rates revert to zero, we believe that investors’ focus will return to long-term investing and long-duration assets. We believe that assets that over time increase in fundamental real value will be in demand and highly valued in all but the most extreme scenarios. Therefore, we stick to our long-term approach with a continued focus on finding sustainable compounders that are generally aligned with important forward-looking themes and trends.

Price-to-earnings multiples: The price-to-earnings multiples ratio is the relationship between a company’s stock price and earnings per share (EPS). The ratio shows the price the investors must pay per unit of current earnings.

Alpha: Alpha is the difference between the investment return of the Fund and the benchmark return.

Yield curve: A yield curve is a graphical representation of the yields available for bonds of equal credit quality and different maturity dates.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2022 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

2

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Annual Report

Performance Data

September 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in C WorldWide International Equities Fund’s Class I vs. Morgan Stanley Capital International (“MSCI®”) All Country World ex USA Index (“MSCI®ACWI ex USA Index”)

Total Returns for the Period Ended September 30, 2022
Since Inception†
Class I	-20.50%*
MSCI® ACWI ex USA Index	-22.09%*	*

†	Not Annualized.
*	The C WorldWide International Equities Fund (the “Fund”) Class I shares commenced operation on February 28, 2022.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (833) 996-0797. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.35% and 0.55%, respectively, of the Fund’s average daily net assets for Class I shares. These ratios are stated in the current prospectus dated February 1, 2022, and may differ from the actual expenses incurred by the Fund for the period covered by this report. C WorldWide Asset Management Fondsmaeglerselskab A/S (“C WorldWide” or the “Adviser”) has contractually agreed to waive fees and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed (on an annual basis) 0.55% with respect to Class I shares, of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in effect until February 1, 2023 and for an indefinite period of time thereafter, unless the Board of Trustees (“Board of Trustees”) of the Trust approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the Morgan Stanley Capital International All Country World ex USA Index. The MSCI® ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries With 2,274 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. Indexes are unmanaged and it is not possible to invest directly in an index. An index is unmanaged and it is not possible to invest in an index. All mutual fund investing involves risk, including possible loss of principal.

3

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Fund Expense Disclosure

September 30, 2022

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any), and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2022 through September 30, 2022 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio	Expenses Paid During Period*
C WorldWide International Equities Fund
Class I
Actual	$1,000.00	$ 811.20	0.55%	$2.50
Hypothetical (5% return before expenses)	1,000.00	1,022.31	0.55%	2.79

*

Expenses are equal to the annualized expense ratio for the six-month period ended September 30, 2022 of 0.55% for Class I shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of (18.88)% for Class I shares.

4

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Portfolio Holdings Summary Table

September 30, 2022

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	%of Net Assets	Value
COMMON STOCKS:
Pharmaceuticals	10.6%	$83,986
Semiconductors	10.0	79,301
Banks	9.9	78,437
Agriculture	7.5	59,331
Machinery-Diversified	6.5	51,830
Electronics	6.5	51,503
Electric	4.7	37,444
Chemicals	4.2	33,300
Food	4.0	32,123
Building Materials	3.9	30,774
Distribution/Wholesale	3.9	30,600
Apparel	3.7	29,479
Diversified Financial Services	3.4	26,720
Miscellaneous Manufacturing	3.3	25,999
Home Furnishings	3.2	25,766
Insurance	2.9	23,313
Software	2.7	21,841
Engineering & Construction	1.9	15,363
Real Estate	1.7	13,726
Commercial Services	0.8	6,236

Total Common Stocks	95.3	757,072

Other Assets in Excess of Liabilities	4.7	37,505

NET ASSETS	100.0%	$794,577

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Portfolio of Investments

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — 95.3%
Denmark — 6.7%
Novo Nordisk A/S, Class B	533	$53,096

France — 5.6%
LVMH Moet Hennessy Louis Vuitton SE	50	29,479
Vinci SA	190	15,363

		44,842

Germany — 11.1%
Deutsche Boerse AG	163	26,720
SAP SE	268	21,841
Siemens AG	266	25,999
Vonovia SE	636	13,726

		88,286

Hong Kong — 2.9%
AIA Group Ltd.	2,800	23,313

India — 6.0%
HDFC Bank Ltd., ADR	819	47,846

Indonesia — 3.9%
Bank Central Asia Tbk PT	54,800	30,591

Japan — 14.9%
Daikin Industries Ltd.	200	30,774
Hoya Corp.	300	28,907
Keyence Corp.	100	33,056
Sony Group Corp.	400	25,766

		118,503

Netherlands — 5.3%
Adyen NV*	5	6,236
ASML Holding NV	86	35,628

		41,864

South Korea — 2.6%
Samsung Electronics Co. Ltd., GDR	23	20,911

Spain — 1.9%
Iberdrola SA	1,580	14,732

	Number of Shares	Value
COMMON STOCKS — (Continued)
Sweden — 12.7%
Assa Abloy AB, Class B	1,206	$22,596
Atlas Copco AB, Class A	2,020	18,774
Swedish Match AB	5,998	59,331

		100,701

Switzerland — 4.0%
Nestle SA	297	32,123

Taiwan — 2.9%
Taiwan Semiconductor Manufacturing Co. Ltd., SP ADR	332	22,762

United Kingdom — 14.8%
AstraZeneca PLC	281	30,890
Ferguson PLC	295	30,600
Linde PLC	123	33,300
SSE PLC	1,345	22,712

		117,502

TOTAL COMMON STOCKS (Cost $965,535)		757,072

TOTAL INVESTMENTS - 95.3% (Cost $965,535)		757,072
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.7%		37,505

NET ASSETS - 100.0%		$794,577

*	Non-income producing.

ADR	American Depositary Receipt
GDR	Global Depository Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

6

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Statement of Assets and Liabilities

September 30, 2022

Assets
Investments, at value (Cost $965,535)	$757,072
Cash and cash equivalents	23,260
Foreign currency, at value (Cost $4,576)	4,305
Receivables:
Dividends	852
Investment adviser	65,652

Total Assets	851,141

Liabilities
Payables:
Audit fees	23,500
Administration and accounting fees	12,324
Custodian fees	8,860
Shareholder reporting fees	6,300
Accrued expenses	5,580

Total Liabilities	56,564

Net Assets	$794,577

Net Assets Consisted of:
Capital stock, $0.01 par value	$1,000
Paid-in capital	999,000
Total distributable earnings	(205,423)

Net Assets	$794,577

Class I Shares:
Net assets	$794,577

Shares outstanding	100,000

Net asset value, offering and redemption price per share	$7.95

The accompanying notes are an integral part of the financial statements.

7

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Statement of Operations

For the Year Ended September 30, 2022*

Investment income
Dividends	$12,347
Less: foreign taxes withheld	(1,549)

Total investment income	10,798

Expenses
Administration and accounting fees (Note 2)	39,808
Legal fees	23,775
Audit fees	23,500
Trustees’ and officers’ fees (Note 2)	22,213
Transfer agent fees (Note 2)	15,757
Shareholder reporting fees	14,409
Custodian fees (Note 2)	12,609
Advisory fees (Note 2)	4,253
Registration and filing fees	4,167
Other expenses	4,694

Total expenses before waivers and reimbursements.	165,185

Less: waivers and reimbursements (Note 2)	(162,261)

Net expenses after waivers and reimbursements	2,924

Net investment income	7,874

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(7,780)
Net realized gain from foreign currency transactions	3,244
Net change in unrealized depreciation on investments.	(208,463)
Net change in unrealized depreciation on foreign currency translations	(298)

Net realized and unrealized loss on investments	(213,297)

Net decrease in net assets resulting from operations	$(205,423)

*	The C WorldWide International Equities Fund commenced operations on February 28, 2022.

The accompanying notes are an integral part of the financial statements.

8

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Statement of Changes in Net Assets

For the Period from February 28, 2022* to September 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment income	$7,874
Net realized losses from investments and foreign currency transactions	(4,536)
Net change in unrealized depreciation on investments and foreign currency translations	(208,761)

Net decrease in net assets resulting from operations	(205,423)

Increase in net assets derived from capital share transactions (Note 4)	1,000,000

Total increase in net assets	794,577

Net assets
Beginning of period	—

End of period	$794,577

*	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

9

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I

	For the Period from February 28, 2022* to September 30, 2022

Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income(1)	0.08
Net realized and unrealized gain/(loss) on investments	(2.13)

Total from investment operations	(2.05)

Net asset value, end of period	$7.95

Total investment return(2)	(20.50)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$795
Ratio of expenses to average net assets	0.55	%(3)
Ratio of expenses to average net assets without waivers and reimbursements(4)	30.92	%(3)
Ratio of net investment income to average net assets	1.47	%(3)
Portfolio turnover rate	10	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

10

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Notes to Financial Statements

September 30, 2022

1. Organization and Significant Accounting Policies

The C WorldWide International Equities Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and commenced investment operations on February 28, 2022. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class A and Class I Shares. As of September 30, 2022, Class A shares have not been issued.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Fund’s equity securities listed on any national exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Securities that do not have a readily available current market value are valued in good faith by the Adviser as “valuation designee” under the oversight of the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as disclosed in their prospectuses). Exchange traded futures contracts are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

11

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Notes to Financial Statements (Continued)

September 30, 2022

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used, as of September 30, 2022, in valuing the Fund’s investments carried at fair value:

	Total Value at 09/30/22	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Common Stocks
Denmark	$53,096	$—	$53,096	$—
France	44,842	—	44,842	—
Germany	88,286	—	88,286	—
Hong Kong	23,313	—	23,313	—
India	47,846	47,846	—	—
Indonesia	30,591	—	30,591	—
Japan	118,503	—	118,503	—
Netherlands	41,864	—	41,864	—
South Korea	20,911	—	20,911	—
Spain	14,732	—	14,732	—
Sweden	100,701	—	100,701	—
Switzerland	32,123	—	32,123	—
Taiwan	22,762	22,762	—	—
United Kingdom	117,502	—	117,502	—

Total Assets	$757,072	$70,608	$686,464	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to net assets as of the end of the reporting period.

12

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Notes to Financial Statements (Continued)

September 30, 2022

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The Fund may be subject to foreign taxes on unrealized and realized gains on certain foreign investments. The Fund will accrue such taxes and reclaims, as applicable, based upon the current interpretation of tax rules and regulations that exist in the market in which the Fund invests. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currency transactions in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status—No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholder which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. Management is continuing to monitor this development and evaluate its impact on the Fund. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in significant market disruption.

The Securities and Exchange Commission (“SEC”) adopted Rule 18f-4 under the 1940 Act which, effective August 19, 2022, regulates the use of derivatives for certain funds registered under the 1940 Act (“Rule 18f-4”). The Fund has adopted a Rule 18f-4 Policy which provides, among other things, that unless a Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

13

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Notes to Financial Statements (Continued)

September 30, 2022

Currency Risk—The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk—Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Emerging Markets Risk—The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States. Recent statements by U.S. securities and accounting regulatory agencies have expressed concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.

2. Transactions with Related Parties and Other Service Providers

C WorldWide Asset Management Fondsmaeglerselskab A/S (“C WorldWide” or the “Adviser”) serves as investment adviser to the Fund. For its services, the Adviser is paid a monthly fee at the annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive fees and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.55% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in effect until February 1, 2023 and for an indefinite period of time thereafter, unless the Board of Trustees of the Trust approves its earlier termination.

For the period from February 28, 2022 to September 30, 2022, the Adviser earned advisory fees of $4,253 and waived fees and reimbursed expenses of $135,012.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses. For the period ended September 30, 2022, BNY Mellon accrued administration and accounting fees totaling $39,808 and waived fees totaling $17,499. For the period ended September 30, 2022, BNY Mellon accrued custodian fees totaling $12,609 and waived fees totaling $3,750.

14

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Notes to Financial Statements (Continued)

September 30, 2022

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses. For the period ended September 30, 2022, BNY Mellon accrued transfer agent fees totaling $15,757 and waived fees totaling $6,000.

BNY Mellon and the Transfer Agent have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon and the Transfer Agent within three years of commencing operations. As of September 30, 2022, the amount of potential recovery was $27,649. The ability to recover such amounts previously waived expires on February 28, 2025.

The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer Agent fees in the Statements of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. ACA Group (“ACA”), operating through its subsidiary, Foreside Fund Officer Services LLC, provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and ACA are compensated for their services provided to the Trust.

3. Investment in Securities

From February 28, 2022, commencement of operations, to September 30, 2022, aggregated purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales

Investment Securities	$1,062,409	$89,094

4. Capital Share Transactions

From February 28, 2022, commencement of operations, to September 30, 2022, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended September 30, 2022
	Shares	Amount
Class I
Sales	100,001	$1,000,005
Reinvestments	—	—
Redemptions	(1)	(5)

Net increase	100,000	$1,000,000

15

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Notes to Financial Statements (Continued)

September 30, 2022

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the period ended September 30, 2022, there were reclassifications between components of total distributable earnings. These permanent differences were primarily attributable to reclasses from capital gain to ordinary income. Net assets were not affected by these adjustments. For the period ended September 30, 2022, there were no permanent differences reclassified between distributable earnings and paid in capital.

During the period from February 28, 2022, commencement of operations, to September 30, 2022, the Fund had no distributions from ordinary income or long-term capital gains.

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)

$(7,780)	$11,118	$(208,761)

As of September 30, 2022, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund was as follows:

Federal Tax Cost	$965,535

Unrealized Appreciation	35,579
Unrealized Depreciation	(244,340)

Net Unrealized Depreciation	$(208,761)

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain net capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30, and (ii) specified ordinary and currency losses between November 1 and September 30) as occurring on the first day of the following tax year. For the period ended September 30, 2022, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until October 1, 2022. For the period ended September 30, 2022, the Fund had no capital loss deferrals and no late year ordinary loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of September 30, 2022 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2022, the Fund had capital loss carryforward of $7,780, all of which are short-term losses and have an unlimited period of capital loss carryforward.

16

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Notes to Financial Statements (Concluded)

September 30, 2022

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

17

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of FundVantage Trust

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of the C WorldWide International Equities Fund (the “Fund”) , including the portfolio of investments, as of September 30, 2022, and the related statements of operations and changes in net assets, and the financial highlights for the period from February 28, 2022 (commencement of operations) through September 30, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations, the changes in its net assets, and the financial highlights of the period from February 28, 2022 (commencement or operations) through September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Fund’s auditor since 2022.
Chicago, Illinois
November 23, 2022

18

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the period ended September 30, 2022, there were no distributions from the C WorldWide International Equities Fund. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.

19

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (833) 996-0797 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to its reports on Form N-PORT. portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

20

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (833) 996-0797.

21

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust, as of fiscal year-end. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (833) 996-0797.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	36	Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	36	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

22

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	36	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	36	Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

23

C WORLDWIDE INTERNATIONAL EQUITIES FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Assets Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	36	Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

CHRISTINE S. CATANZARO Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.

T. RICHARD KEYES Date of Birth: 1/57	Vice President	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Managing Director, Client Management of Foreside Financial Group since December 2021; Chief Executive Officer of Alaric Compliance Services LLC from June 2004 to December 2021.

24

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

C WorldWide Asset Management Fondsmaeglerselskab A/S

Dampfaergevej 26

DK-2100 Copenhagen, Denmark

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Grant Thornton LLP

171 North Clark, Suite 200

Chicago, IL 60601

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

CWW-0922

GOTHAM FUNDS

of

FundVantage Trust

Gotham Absolute Return Fund

Gotham Enhanced Return Fund

Gotham Neutral Fund

Gotham Index Plus Fund

Gotham Large Value Fund

Gotham Enhanced S&P 500 Index Fund

Gotham Hedged Core Fund

ANNUAL REPORT

September 30, 2022

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

GOTHAM FUNDS

ANNUAL REPORT

AS OF SEPTEMBER 30, 2022

GOTHAM FUNDS

Important Information

The performance data quoted in this report represents past performance and does not guarantee future results. The investment return and principal value of an investment in a Gotham Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

Each Gotham Fund covered by this report (each a “Fund”) compares its performance to an unmanaged index. An index does not reflect operational and transactional costs which apply to a mutual fund. It is not possible to invest directly in an index.

Mutual fund investing involves risks, including possible loss of principal. Each Fund except Gotham Large Value Fund and Gotham Enhanced S&P 500 Index Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Each Fund, except Gotham Large Value Fund and Gotham Enhanced S&P 500 Index Fund, will also use leverage to make additional investments which could result in greater losses than if the Fund were not leveraged. Gotham Absolute Return Fund, Gotham Enhanced Return Fund, Gotham Neutral Fund and Gotham Index Plus Fund utilize one or more swap agreements in their investment programs. The use of derivatives, such as swaps, exposes a Fund to additional risks including increased volatility, lack of liquidity and possible losses greater than a Fund’s initial investments. Certain Funds may invest in securities of large-, mid- and small-cap companies. The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. Each Fund may have a high turnover of its portfolio securities. High turnover rates generally result in higher brokerage costs to a Fund. There can be no guarantee that a Fund will achieve its objectives.

A prospective investor should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus and summary prospectus contains this and other information about the Funds, and should be read carefully before investing. A copy of the prospectus or summary prospectus is available at www.GothamFunds.com or by calling (877) 974-6852.

Annual Investment Adviser’s Report

September 30, 2022

(Unaudited)

Gotham Absolute Return Fund (GARIX)

Gotham Enhanced Return Fund (GENIX)

Gotham Neutral Fund (GONIX)

Gotham Index Plus Fund (GINDX)

Gotham Large Value Fund (GVALX)

Gotham Enhanced S&P 500 Index Fund (GSPFX)

Gotham Hedge Core Fund (GCHDX)

Dear Shareholder,

Equity markets experienced high volatility and a significant drop in valuations this year on negative macroeconomic news including higher inflation and corresponding Federal Reserve (“Fed”) monetary policy tightening, slowing corporate earnings and geopolitical turmoil. The S&P 500 Index and Russell 1000 Index returned -23.9% and -24.6%, respectively, for the YTD period ending September 30, 2022. The Russell 2000 Index, a small-cap benchmark, returned -25.1% YTD. Continuing the value/growth reversal trend that began in Q4 2020, the Russell 1000 Value benchmark beat the Russell 1000 Growth benchmark by approximately 13% YTD. Despite the outperformance of Value in 2021 and 2022, cumulative five-year trailing returns for the Russell 1000 Value benchmark (+29.4%) are significantly less than half that of the Russell 1000 Growth benchmark (+77.5%). We continue to be pleased with the relative performance of our strategies in a difficult market environment and appreciate that this “value tailwind” helped us achieve positive long/short spreads across all of our strategies.

Despite the market decline, valuations remain attractive based on our metrics. The S&P 500 Index is currently in the 32nd percentile towards expensive over our research history of the last 31 years. Cumulative two-year forward returns for the Index from these levels in the past have averaged 18-20%. The Russell 2000 Index remains markedly more expensive, trading at 55x our estimate of cash flows, and is in the 1st percentile towards expensive over our research history. Two-year forward returns for the Index from these valuation levels in the past have been slightly negative. In summary, the market is priced somewhat cheaper than it has been over the last few years. Our opportunity set includes attractive absolute and relative opportunities.

We have been consistent in emphasizing that our definition of value is different than Russell or Morningstar. Our investment process favors companies with strong operating fundamentals and cash flows. We like to own companies that are not just absolutely cheap, but relatively cheap. On the long side, we are generally overweight stocks that are big cash generators with high returns on capital but remain out of favor for varying reasons. Conversely, we are generally short stocks that trade at multiples of 50, 100, or more times free cash flow or companies with negative cash flow. This continues to make overwhelming sense to us.

We remain disciplined in our approach to managing portfolio risks and, given valuation levels, we are very optimistic about the opportunity set for our long/short spreads over the coming period.

Annual Investment Adviser’s Report (Continued)

September 30, 2022

(Unaudited)

Important Information

This letter is intended to assist shareholders in understanding how the Gotham Funds described herein performed during the period ended September 30, 2022, and reflects the views of the investment adviser at the time of this writing. Market and index valuations are based on Gotham’s valuation methodology. The views may change and do not guarantee the future performance of the Gotham Funds or the markets.

This letter contains forward-looking statements regarding future events, forecasts and expectations regarding equity markets and certain of Gotham’s strategies. Forward-looking statements may be identified terminology such terms as “may,” “expect,” “will,” “hope,” “believe” and/or comparable terminology. No assurance, representation, or warranty is made that any of Gotham’s expectations, views and/or objectives will be achieved and actual results may be significantly different than reflected herein.

The indices referenced herein are for comparison purposes only. The performance and volatility of the funds will be different than those of the indices. It is not possible to invest in the indices directly.

Annual Investment Adviser’s Report (Continued)

September 30, 2022

(Unaudited)

Gotham Absolute Return Fund (GARIX)

•	The Fund returned -2.15% (net) for the trailing twelve-month period, the HFRX Equity Hedge Index returned -2.27% and the S&P 500 Total Return Index returned -15.47% over the same time period.

•	The spread for the period was +14.18%[1].

•	The long portfolio detracted -18.86% for the trailing twelve-month period. The short portfolio contributed +17.90% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Energy	3.03%	7.13%
	Utilities	0.16%	2.56%

Short	Consumer discretionary	5.51%	-9.35%
	Information Technology	4.52%	-10.97%

	Largest Detractors

Long	Information Technology	-7.30%	31.01%
	Communication Services	-5.18%	9.89%

Short	Energy	-1.49%	-4.62%
	Utilities	-0.51%	-3.96%

Stock Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Marathon Petroleum Corp.	0.39%	0.58%
	Occidental Petroleum Corp.	0.36%	0.39%

Short	Peloton Interactive, Inc.	0.64%	-0.26%
	Stanley Black & Decker, Inc.	0.52%	-0.63%

	Largest Detractors

Long	Facebook, Inc.	-1.46%	1.81%
	PayPal Holdings, Inc.	-0.72%	1.04%

Short	Cree, Inc.	-0.28%	-0.22%
	HollyFrontier Corp.	-0.25%	-0.33%

Annual Investment Adviser’s Report (Continued)

September 30, 2022

(Unaudited)

Gotham Enhanced Return Fund (GENIX)

•	The Fund returned -8.04% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned -15.47% over the same time period.

•	The spread for the period was +13.57%[1].

•	The long portfolio detracted -28.53% for the trailing twelve-month period. The short portfolio contributed +22.06% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Energy	4.49%	9.70%
	Utilities	0.26%	3.68%

Short	Consumer Discretionary	6.76%	-11.53%
	Information Technology	5.58%	-13.34%

	Largest Detractors

Long	Information Technology	-11.17%	45.72%
	Communication Services	-7.75%	14.43%

Short	Energy	-1.81%	-5.53%
	Utilities	-0.70%	-4.89%

Stock Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Occidental Petroleum Corp.	0.66%	0.66%
	Exxon Mobil Corp.	0.58%	1.07%

Short	Peloton Interactive, Inc.	0.80%	-0.31%
	Stanley Black & Decker, Inc.	0.62%	-0.77%

	Largest Detractors

Long	Facebook, Inc.	-2.24%	2.71%
	PayPal Holdings, Inc.	-1.33%	1.54%

Short	Cree, Inc.	-0.31%	-0.25%
	HollyFrontier Corp.	-0.31%	-0.44%

Annual Investment Adviser’s Report (Continued)

September 30, 2022

(Unaudited)

Gotham Neutral Fund (GONIX)

•	The Fund returned +10.94% (net) for the trailing twelve-month period.

•	The spread for the period was +16.66%[1].

•	The long portfolio detracted -18.97% for the trailing twelve-month period. The short portfolio contributed +30.72% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Energy	3.42%	7.76%
	Consumer Staples	0.17%	7.82%

Short	Consumer Discretionary	8.58%	-14.64%
	Information Technology	8.07%	-19.01%

	Largest Detractors

Long	Information Technology	-6.71%	27.22%
	Consumer Discretionary	-4.41%	16.82%

Short	Energy	-2.31%	-6.58%
	Utilities	-0.57%	-5.20%

Stock Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Marathon Petroleum Corp.	0.50%	0.63%
	ON Semiconductor Corp.	0.36%	0.29%

Short	Stanley Black & Decker, Inc.	1.04%	-0.92%
	Peloton Interactive, Inc.	0.91%	-0.36%

	Largest Detractors

Long	Trex Co., Inc.	-0.71%	0.59%
	Facebook, Inc.	-0.70%	0.96%

Short	Cree, Inc.	-0.50%	-0.40%
	HollyFrontier Corp.	-0.45%	-0.47%

Annual Investment Adviser’s Report (Continued)

September 30, 2022

(Unaudited)

Gotham Index Plus Fund (GINDX)

•	The Fund’s Institutional Class returned -9.97% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned -15.47% over the same time period.

•	The spread for the period was +2.68%[1].

•	The long portfolio detracted -20.32% for the trailing twelve-month period. The short portfolio contributed +12.13% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Energy	3.89%	11.01%
	Utilities	0.54%	7.15%

Short	Health Care	3.90%	-11.63%
	Consumer Discretionary	3.25%	-10.79%

	Largest Detractors

Long	Information Technology	-6.93	40.46%
	Communication Services	-5.38%	14.25%

Short	Energy	-2.38%	-4.53%
	Utilities	-0.62%	-10.26%

Stock Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Marathon Oil Corp.	0.85%	1.05%
	APA Corporation	0.70%	1.44%

Short	Match Group, Inc.	0.91%	-0.80%
	Stanley Black & Decker, Inc.	0.83%	-0.86%

	Largest Detractors

Long	Facebook, Inc.	-1.60%	2.69%
	Amazon.com, Inc.	-1.19%	4.47%

Short	Enphase Energy, Inc.	-0.86%	-0.74%
	Pioneer Natural Resources Co.	-0.52%	-0.92%

Annual Investment Adviser’s Report (Continued)

September 30, 2022

(Unaudited)

Gotham Large Value Fund (GVALX)

•	The Fund returned -8.83% (net) for the trailing twelve-month period and the S&P Total Return Index returned -15.47% over the same time period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Energy	3.29%	9.20%
	Health Care	0.53%	14.70%

	Largest Detractors

Long	Information Technology	-3.67%	18.63%
	Communication Services	-3.07%	6.68%

Stock Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Exxon Mobil Corp.	1.08%	2.05%
	Occidental Petroleum Corp.	0.55%	0.72%

	Largest Detractors

Long	Facebook, Inc.	-0.83%	1.66%
	Comcast Corp.	-0.55%	0.84%

Annual Investment Adviser’s Report (Continued)

September 30, 2022

(Unaudited)

Gotham Enhanced S&P 500 Index (GSPFX)

•	The Fund returned -12.25% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned -15.47% over the same time period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Energy	1.88%	5.59%
	Health Care	1.06%	16.40%

	Largest Detractors

Long	Communication Services	-6.04%	12.87%
	Information Technology	-4.63%	27.20%

Stock Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Exxon Mobil Corp.	0.46%	1.11%
	Pfizer, Inc.	0.35%	2.01%

	Largest Detractors

Long	Facebook, Inc.	-2.46%	2.99%
	Amazon.com, Inc.	-1.65%	4.53%

Annual Investment Adviser’s Report (Concluded)

September 30, 2022

(Unaudited)

Gotham Hedged Core Fund (GCHDX)

•	The Fund returned -8.37% (net) for the trailing twelve-month period and the HFRX Equity Hedge Index returned -2.27% over the same time period.

•	The spread for the period was +10.23%[1].

•	The long portfolio detracted -16.03% for the trailing twelve-month period. The short portfolio contributed +8.70% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Consumer Staples	1.79%	19.50%
	Energy	0.47%	2.03%

Short	Health Care	2.83%	-6.03%
	Consumer Discretionary	2.11%	-5.07%

	Largest Detractors

Long	Communication Services	-6.36%	15.68%
	Information Technology	-5.06%	28.98%

Short	Utilities	-1.22%	-5.90%
	Materials	-0.07%	-2.66%

Stock Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	McKesson Corp.	0.68%	1.25%
	General Mills, Inc.	0.44%	1.47%

Short	Aptiv PLC	0.55%	-0.71%
	Etsy, Inc.	0.55%	-0.46%

	Largest Detractors

Long	Facebook, Inc.	-1.82%	2.77%
	Charter Communications, Inc.	-1.75%	1.89%

Short	Enphase Energy, Inc.	-0.49%	-0.48%
	Albemarle Corp.	-0.29%	-0.64%

1The spread is defined as how much our long portfolio outperformed our short portfolio adjusted for leverage (i.e. 100% long the long portfolio less 100% long the short portfolio).

GOTHAM FUNDS

Gotham Absolute Return Fund

Annual Report

Performance Data

September 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Gotham Absolute Return Fund Institutional Class Shares vs. Hedge Fund Research Inc. Equity Hedge Index (“HFRX”)

Average Annual Total Returns for the Years Ended September 30, 2022
	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	-2.15%	2.93%	3.27%	5.72%
HFRX Equity Hedge Index	-2.27%	4.65%	2.84%	3.24%

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2022, the “Total Annual Fund Operating Expenses” are 1.77% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.50% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s “Other Expenses” (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.00% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2023, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Additionally, Gotham has contractually agreed to reduce the Fund’s annual investment advisory fee by the dollar amount of “total annual fund operating expenses after fee waivers” attributable to any Fund assets invested in other investment companies advised or sub-advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”), and the amount of such reduction is calculated based on the Fund’s average daily assets invested in an underlying fund and the “total annual fund operating expenses after fee waivers” disclosed in such underlying fund’s “Annual Fund Operating Expenses” table in the summary section of an “underlying fund’s” currently effective prospectus. The effect of the reduction is intended to provide that Gotham’s aggregate direct and indirect compensation from the Fund and any underlying fund, respectively, does not exceed the 1.50% annual investment advisory fee paid by the Fund.

The Fund evaluates its performance as compared to that of the HFRX. The HFRX is an index of quantitatively-selected hedge funds which maintain positions both long and short in primarily equity and equity derivative securities. Constituents of the HFRX report net of all fees returns.

GOTHAM FUNDS

Gotham Enhanced Return Fund

Annual Report

Performance Data

September 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Gotham Enhanced Return Fund Institutional Class Shares vs. the Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2022
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	-8.04%	2.79%	4.88%	7.61%*
S&P 500® Total Return Index	-15.47%	8.16%	9.24%	10.92%*	*

*	The Gotham Enhanced Return Fund (the “Fund”) commenced operations on May 31, 2013.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2022, the “Total Annual Fund Operating Expenses” are 1.79% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.50% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s “Other Expenses” (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.00% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2023, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Additionally, Gotham has contractually agreed to reduce the Fund’s annual investment advisory fee by the dollar amount of “total annual fund operating expenses after fee waivers” attributable to any Fund assets invested in other investment companies advised or sub-advised by Gotham (each an “underlying fund” and collectively, the “underlying funds” ), and the amount of such reduction is calculated based on the Fund’s average daily assets invested in an underlying fund and the “total annual fund operating expenses after fee waivers” disclosed in such underlying fund’s “Annual Fund Operating Expenses” table in the summary section of an underlying fund’s currently effective prospectus. The effect of the reduction is intended to provide that Gotham’s aggregate direct and indirect compensation from the Fund and any underlying fund, respectively, does not exceed the 1.50% annual investment advisory fee paid by the Fund.

The Fund evaluates its performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

GOTHAM FUNDS

Gotham Neutral Fund

Annual Report

Performance Data

September 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Gotham Neutral Fund Institutional Class Shares vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (“BofA Index”)

Average Annual Total Returns for the Periods Ended September 30, 2022
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	10.94%	-0.03%	0.21%	0.72%*
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.62%	0.59%	1.15%	0.74%*	*

*	The Gotham Neutral Fund (the “Fund”) commenced operations on August 30, 2013.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2022, the “Total Annual Fund Operating Expenses” are 2.07% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.50% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.50% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2023, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund evaluates its performance as compared to that of the BofA Index. The BofA Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue.

GOTHAM FUNDS

Gotham Index Plus Fund

Annual Report

Performance Data

September 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Gotham Index Plus Fund Institutional Class Shares vs. Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2022
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	-9.97%	7.28%	8.11%	9.40%*
Investor Class Shares	-10.13%	7.03%	7.85%	5.76%*
S&P 500® Total Return Index	-15.47%	8.16%	9.24%	9.67%*	*

*	Institutional Class shares and Investor Class shares of the Gotham Index Plus Fund (the “Fund”) incepted on March 31, 2015 and December 29, 2017, respectively.
**	Benchmark performance is from inception date of the Fund’s Institutional Class shares only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class and Investor Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2022, the “Total Annual Fund Operating Expenses” and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.24% and 1.15% for Institutional Class shares, respectively, and 1.49% and 1.40% for Investor Class shares, respectively, of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s “Other Expenses” (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.15% with respect to Institutional Class shares (on an annual basis) and 0.15% with respect to Investor Class shares (on an annual basis), of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2023, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. Additionally, Gotham has contractually agreed to reduce the Fund’s annual investment advisory fee by the dollar amount of “total annual fund operating expenses after fee waivers” attributable to any Fund assets invested in other investment companies advised or sub-advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”), and the amount of such reduction is calculated based on the Fund’s average daily assets invested in an underlying fund and the “total annual fund operating expenses after fee waivers” disclosed in such underlying fund’s “Annual Fund Operating Expenses” table in the summary section of an underlying fund’s currently effective prospectus. The effect of the reduction is intended to provide that

GOTHAM FUNDS

Gotham Index Plus Fund

Annual Report

Performance Data (Continued)

September 30, 2022

(Unaudited)

Gotham’s aggregate direct and indirect compensation from the Fund and any underlying fund, respectively, does not exceed the 1.00% annual investment advisory fee paid by the Fund.

The Fund evaluates its performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

GOTHAM FUNDS

Gotham Large Value Fund

Annual Report

Performance Data

September 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Gotham Large Value Fund Institutional Class Shares vs. Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2022
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	-8.83%	6.07%	7.91%	9.68%*
S&P 500® Total Return Index	-15.47%	8.16%	9.24%	10.73%*	*

*	The Gotham Large Value Fund (the “Fund”) commenced operations on December 31, 2015.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2022, the “Total Annual Fund Operating Expenses” are 1.05% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 0.75% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.75% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2023, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund evaluates its performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

GOTHAM FUNDS

Gotham Enhanced S&P 500 Index Fund

Annual Report

Performance Data

September 30, 2022

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Gotham Enhanced S&P 500 Index Fund Institutional Shares Class vs. Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2022
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	-12.25%	7.28%	9.45%	10.88%*
S&P 500® Total Return Index	-15.47%	8.16%	9.24%	10.52%*	*

*	The Gotham Enhanced S&P 500 Index Fund (the “Fund”) commenced operations on December 30, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2022, the “Total Annual Fund Operating Expenses” are 0.65% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 0.50% for Institutional Class shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s “Other Expenses” (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.00% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2023, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Additionally, Gotham has contractually agreed to reduce the Fund’s annual investment advisory fee by the dollar amount of “total annual fund operating expenses after fee waivers” attributable to any Fund assets invested in other investment companies advised or sub-advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”), and the amount of such reduction is calculated based on the Fund’s average daily assets invested in an underlying fund and the “total annual fund operating expenses after fee waivers” disclosed in such underlying fund’s “Annual Fund Operating Expenses” table in the summary section of an underlying fund’s currently effective prospectus. The effect of the reduction is intended to provide that Gotham’s aggregate direct and indirect compensation from the Fund and any underlying fund, respectively, does not exceed the 0.50% annual investment advisory fee paid by the Fund.

The Fund evaluates its performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

GOTHAM FUNDS

Gotham Hedged Core Fund

Annual Report

Performance Data

September 30, 2022

(Unaudited)

Comparison of Change in Value of $25,000 Investment in Gotham Hedged Core Fund Institutional Class Shares vs. Hedge Fund Research Inc. Equity Hedge Index (“HFRX”)

Average Annual Total Returns for the Periods Ended September 30, 2022
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	-8.37%	4.14%	5.16%	6.49%*
HFRX Equity Hedge Index	-2.27%	4.65%	2.84%	3.67%*	*

*	The Gotham Hedged Core Fund (the “Fund”) commenced operations on September 30, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2022, the “Total Annual Fund Operating Expenses” and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are both 1.66% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.85% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2023, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund evaluates its performance as compared to that of the HFRX. The HFRX is an index of quantitatively-selected hedge funds which maintain positions both long and short in primarily equity and equity derivative securities. Constituents of the HFRX report net of all fees returns.

GOTHAM FUNDS

Fund Expense Disclosure

September 30, 2022

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2022 through September 30, 2022.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio*	Expenses Paid During Period**

Gotham Absolute Return Fund
Institutional Class Actual	$1,000.00	$ 905.90	1.50%	$7.17
Hypothetical (5% return before expenses)	1,000.00	1,017.55	1.50%	7.59

Gotham Enhanced Return Fund
Institutional Class Actual	$1,000.00	$ 834.00	1.50%	$6.90
Hypothetical (5% return before expenses)	1,000.00	1,017.55	1.50%	7.59

Gotham Neutral Fund
Institutional Class Actual	$1,000.00	$ 1,005.80	1.50%	$7.54
Hypothetical (5% return before expenses)	1,000.00	1,017.55	1.50%	7.59

GOTHAM FUNDS

Fund Expense Disclosure (Concluded)

September 30, 2022

(Unaudited)

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio*	Expenses Paid During Period**

Gotham Index Plus Fund
Institutional Class Actual	$1,000.00	$ 823.30	0.92%	$4.21
Hypothetical (5% return before expenses)	1,000.00	1,020.46	0.92%	4.66
Investor Class Actual	$1,000.00	$ 822.90	1.17%	$5.35
Hypothetical (5% return before expenses)	1,000.00	1,019.20	1.17%	5.92

Gotham Large Value Fund
Institutional Class Actual	$1,000.00	$ 835.50	0.75%	$3.45
Hypothetical (5% return before expenses)	1,000.00	1,021.31	0.75%	3.80

Gotham Enhanced S&P 500 Index Fund
Institutional Class Actual	$1,000.00	$ 816.30	0.50%	$2.28
Hypothetical (5% return before expenses)	1,000.00	1,022.56	0.50%	2.54

Gotham Hedged Core Fund
Institutional Class Actual	$1,000.00	$ 849.70	1.69%	$7.84
Hypothetical (5% return before expenses)	1,000.00	1,016.60	1.69%	8.54

*

Annualized expense ratios include dividend expense on securities sold short and interest expense on securities sold short and borrowings, except for Gotham Large Value Fund and Gotham Enhanced S&P 500 Index Fund, which do not short securities or use leverage.

**

Expenses are equal to a Fund’s annualized expense ratio, in the table above, which include waived fees or reimbursement expenses for the six-month period ended September 30, 2022, multiplied by the average account value over the period, multiplied by the number of days in the most recent period, then divided by 365 to reflect the period. Hypothetical expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365 to reflect the period.

GOTHAM ABSOLUTE RETURN FUND

Portfolio Holdings Summary Table

September 30, 2022

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Software & Services	13.9%	$75,618,585
Health Care Equipment & Services	8.4	45,344,081
Capital Goods	8.1	43,791,142
Media & Entertainment	7.1	38,357,380
Pharmaceuticals, Biotechnology & Life Sciences	6.6	36,009,254
Semiconductors & Semiconductor Equipment	6.3	34,297,831
Retailing	5.9	31,849,048
Materials	5.7	30,779,913
Technology Hardware & Equipment	5.5	30,047,917
Energy	5.4	29,233,611
Food, Beverage & Tobacco	3.9	21,208,646
Consumer Services	2.5	13,711,118
Diversified Financials	2.5	13,345,904
Transportation	2.4	13,283,489
Consumer Durables & Apparel	2.0	10,866,753
Utilities	1.8	9,827,656
Commercial & Professional Services	1.8	9,548,435
Food & Staples Retailing	1.6	8,422,663
Automobiles & Components	1.4	7,720,787
Household & Personal Products	1.2	6,695,730
Telecommunication Services	1.1	5,904,134

Total Common Stocks	95.1	515,864,077

Other Assets in Excess of Liabilities	4.9	26,639,935

NET ASSETS	100.0%	$542,504,012

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio Holdings Summary Table

September 30, 2022

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Software & Services	9.9%	$20,450,350
Capital Goods	6.8	13,966,043
Health Care Equipment & Services	6.4	13,126,508
Pharmaceuticals, Biotechnology & Life Sciences	5.5	11,409,638
Semiconductors & Semiconductor Equipment	5.2	10,761,235
Media & Entertainment	4.8	9,953,333
Retailing	4.3	8,952,061
Technology Hardware & Equipment	4.1	8,450,605
Materials	4.0	8,273,113
Food, Beverage & Tobacco	3.2	6,539,085
Energy	3.1	6,385,572
Diversified Financials	2.0	4,227,076
Transportation	2.0	4,215,493
Consumer Services	2.0	4,157,394
Consumer Durables & Apparel	1.7	3,452,391
Commercial & Professional Services	1.4	2,971,425
Utilities	1.4	2,855,325
Food & Staples Retailing	1.2	2,472,125
Automobiles & Components	1.2	2,399,414
Household & Personal Products	1.0	2,122,904
Telecommunication Services	0.8	1,724,386
Exchange Traded Funds	0.2	375,753
Affiliated Equity Registered Investment Company	22.8	47,269,200

Total Investments	95.0	196,510,429

Other Assets in Excess of Liabilities	5.0	10,233,972

NET ASSETS	100.0%	$206,744,401

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio Holdings Summary Table

September 30, 2022

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Software & Services	11.9%	$7,984,419
Health Care Equipment & Services	9.1	6,099,563
Capital Goods	8.6	5,792,119
Materials	7.8	5,237,377
Media & Entertainment	6.3	4,204,478
Pharmaceuticals, Biotechnology & Life Sciences	6.1	4,073,703
Energy	5.7	3,831,073
Semiconductors & Semiconductor Equipment	5.3	3,575,264
Technology Hardware & Equipment	5.1	3,453,917
Retailing	4.9	3,277,346
Food, Beverage & Tobacco	4.1	2,779,355
Consumer Services	3.0	2,014,126
Transportation	2.8	1,898,537
Consumer Durables & Apparel	2.2	1,467,416
Commercial & Professional Services	2.1	1,447,699
Diversified Financials	2.1	1,390,551
Utilities	1.7	1,113,605
Automobiles & Components	1.3	859,125
Food & Staples Retailing	1.2	814,147
Household & Personal Products	1.0	675,747
Telecommunication Services	1.0	643,172

Total Common Stocks	93.3	62,632,739

Other Assets in Excess of Liabilities	6.7	4,501,547

NET ASSETS	100.0%	$67,134,286

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio Holdings Summary Table

September 30, 2022

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Capital Goods	4.3%	$17,232,111
Software & Services	3.6	14,756,641
Health Care Equipment & Services	3.3	13,178,587
Energy	3.0	12,297,889
Pharmaceuticals, Biotechnology & Life Sciences	3.0	12,027,915
Utilities	2.8	11,303,636
Food, Beverage & Tobacco	2.8	11,282,272
Materials	2.7	11,073,537
Diversified Financials	2.4	9,826,843
Semiconductors & Semiconductor Equipment	2.3	9,467,847
Real Estate	2.2	8,968,132
Retailing	2.1	8,552,965
Banks	1.9	7,681,705
Media & Entertainment	1.7	6,679,582
Technology Hardware & Equipment	1.5	5,998,513
Transportation	1.2	4,658,817
Insurance	1.1	4,550,299
Consumer Services	1.0	3,947,548
Commercial & Professional Services	0.9	3,737,870
Consumer Durables & Apparel	0.7	2,830,968
Food & Staples Retailing	0.6	2,602,428
Household & Personal Products	0.6	2,581,585
Telecommunication Services	0.5	1,915,860
Automobiles & Components	0.4	1,704,464
Affiliated Equity Registered Investment Company	46.2	187,310,113

Total Investments	92.8	376,168,127

Other Assets in Excess of Liabilities	7.2	29,022,240

NET ASSETS	100.0%	$405,190,367

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM LARGE VALUE FUND

Portfolio Holdings Summary Table

September 30, 2022

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Energy	11.4%	$4,609,077
Health Care Equipment & Services	11.3	4,552,592
Pharmaceuticals, Biotechnology & Life Sciences	10.4	4,209,674
Capital Goods	7.1	2,889,255
Food, Beverage & Tobacco	6.8	2,734,389
Semiconductors & Semiconductor Equipment	5.1	2,050,435
Software & Services	5.0	2,024,502
Diversified Financials	4.9	1,999,270
Technology Hardware & Equipment	4.5	1,826,858
Media & Entertainment	4.5	1,824,738
Transportation	4.1	1,653,053
Banks	3.7	1,499,111
Real Estate	3.6	1,475,449
Retailing	3.6	1,445,925
Materials	3.5	1,407,067
Telecommunication Services.	1.8	725,548
Consumer Services	1.6	628,813
Household & Personal Products	1.5	616,140
Insurance	1.5	614,735
Utilities	1.3	509,422
Food & Staples Retailing	0.9	379,784
Consumer Durables & Apparel	0.5	221,447
Commercial & Professional Services	0.5	202,278
Automobiles & Components	0.0	816

Total Common Stocks	99.1	40,100,378

Other Assets in Excess of Liabilities	0.9	344,932

NET ASSETS	100.0%	$40,445,310

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio Holdings Summary Table

September 30, 2022

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Software & Services	13.5%	$1,793,946
Pharmaceuticals, Biotechnology & Life Sciences	11.2	1,479,715
Media & Entertainment	10.7	1,420,729
Technology Hardware & Equipment	10.0	1,322,960
Energy	8.5	1,121,613
Health Care Equipment & Services	7.6	1,011,344
Retailing	6.4	842,570
Diversified Financials	4.5	593,343
Food, Beverage & Tobacco	4.2	560,964
Capital Goods	3.9	516,774
Materials	3.3	432,038
Transportation	3.1	407,127
Semiconductors & Semiconductor Equipment	2.5	332,832
Automobiles & Components	2.1	282,680
Telecommunication Services	1.8	244,695
Real Estate	1.1	150,451
Utilities	1.0	133,090
Consumer Services	0.7	97,808
Banks	0.7	96,233
Food & Staples Retailing	0.7	95,161
Consumer Durables & Apparel	0.4	49,249
Commercial & Professional Services	0.3	42,317
Insurance	0.3	33,865
Household & Personal Products	0.2	28,204

Total Common Stocks	98.7	13,089,708

Other Assets in Excess of Liabilities	1.3	168,621

NET ASSETS	100.0%	$13,258,329

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM HEDGED CORE FUND

Portfolio Holdings Summary Table

September 30, 2022

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Software & Services	17.7%	$1,141,584
Media & Entertainment	14.4	929,529
Health Care Equipment & Services	12.5	806,977
Pharmaceuticals, Biotechnology & Life Sciences	12.5	803,352
Food, Beverage & Tobacco	11.1	714,305
Diversified Financials	9.1	585,625
Semiconductors & Semiconductor Equipment	8.8	564,835
Retailing	8.4	544,705
Technology Hardware & Equipment	8.1	524,143
Capital Goods	6.8	436,150
Transportation	4.2	272,044
Consumer Services	3.9	251,135
Household & Personal Products	3.8	244,999
Utilities	3.2	206,345
Materials	2.6	169,133
Energy	2.6	165,101
Food & Staples Retailing	2.3	146,157
Commercial & Professional Services	2.2	143,521
Telecommunication Services	2.1	133,932
Consumer Durables & Apparel	0.8	55,339
Real Estate	0.8	49,904

Total Long Positions	137.9	8,888,815

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks:
Energy	(0.1)%	$(7,988)
Transportation	(0.2)	(14,234)
Technology Hardware & Equipment	(0.5)	(30,655)
Commercial & Professional Services	(0.6)	(36,510)
Food, Beverage & Tobacco	(0.6)	(38,115)
Household & Personal Products	(0.7)	(44,691)
Real Estate	(0.7)	(47,692)
Consumer Durables & Apparel	(0.9)	(55,495)
Media & Entertainment	(1.0)	(62,502)
Automobiles & Components	(1.0)	(63,507)
Retailing	(1.4)	(91,588)
Utilities	(1.7)	(107,650)
Semiconductors & Semiconductor Equipment	(2.0)	(132,360)
Consumer Services	(2.1)	(134,935)
Materials	(2.3)	(151,556)
Pharmaceuticals, Biotechnology & Life Sciences	(2.8)	(179,052)
Insurance	(2.9)	(184,893)
Software & Services	(3.0)	(190,971)
Banks	(3.3)	(215,750)
Diversified Financials	(3.4)	(220,746)
Capital Goods	(4.0)	(257,617)
Health Care Equipment & Services	(4.6)	(297,453)

Total Short Positions	(39.8)	(2,565,960)

Other Assets in Excess of Liabilities	1.9	123,122

NET ASSETS	100.0%	$6,445,977

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — 95.1%
Automobiles & Components — 1.4%
BorgWarner, Inc.	16,479	$517,440
Ford Motor Co.(a)	294,147	3,294,446
General Motors Co.(a)	79,091	2,538,030
Magna International, Inc. (Canada)	24,866	1,179,146
Modine Manufacturing Co.*	139	1,799
Thor Industries, Inc.	2,714	189,926

		7,720,787

Capital Goods — 8.1%
3M Co.	12,230	1,351,415
A.O. Smith Corp.	2,772	134,664
AAR Corp.*	4,290	153,668
Advanced Drainage Systems, Inc.	9,926	1,234,497
AerSale Corp.*	234	4,338
Altra Industrial Motion Corp.	2,958	99,448
AMETEK, Inc.	3,388	384,233
Apogee Enterprises, Inc.	2,059	78,695
Applied Industrial Technologies, Inc.	893	91,783
Atkore, Inc.*	10,213	794,673
Boise Cascade Co.	16,056	954,690
Builders FirstSource, Inc.(a)*	38,216	2,251,687
Carlisle Cos., Inc.	2,568	720,093
Carrier Global Corp.	49,883	1,773,839
Crane Holdings Co.	4,396	384,826
Cummins, Inc.	8,399	1,709,280
Deere & Co.	3,181	1,062,104
Donaldson Co., Inc.	2,683	131,494
Dover Corp.	919	107,137
Dycom Industries, Inc.*	1,624	155,141
Emerson Electric Co.	5,596	409,739
Encore Wire Corp.	16,072	1,856,959
Enerpac Tool Group Corp.	579	10,324
Fortive Corp.	17,373	1,012,846
Generac Holdings, Inc.*	3,413	607,992
General Dynamics Corp.(a)	12,649	2,683,738
General Electric Co.	29,449	1,823,188
GrafTech International Ltd.	2,289	9,866
Hexcel Corp.	14,158	732,252
Howmet Aerospace, Inc.	26,368	815,562
Hubbell, Inc.	2,544	567,312
Illinois Tool Works, Inc.	972	175,592
Kennametal, Inc.	23,737	488,507
L3Harris Technologies, Inc.	52	10,807
Lincoln Electric Holdings, Inc.	1,363	171,356
Lockheed Martin Corp.(a)	6,302	2,434,400
Masco Corp.	12,262	572,513
Mueller Industries, Inc.	23,090	1,372,470

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Nordson Corp.	3,716	$788,795
Otis Worldwide Corp.	14,691	937,286
Owens Corning	2,750	216,177
Parker-Hannifin Corp.(a)	11,446	2,773,480
Pentair PLC (Ireland)	19,076	775,058
Quanta Services, Inc.	850	108,281
Rocket Lab USA, Inc.*	63,730	259,381
Rockwell Automation, Inc.	5,023	1,080,497
Snap-on, Inc.	1,545	311,086
Spirit AeroSystems Holdings, Inc., Class A	1,523	33,384
Textron, Inc.	23,655	1,378,140
Trex Co., Inc.(a)*	38,174	1,677,366
UFP Industries, Inc.	12,238	883,094
Veritiv Corp.*	6,390	624,750
Wabash National Corp.	4,732	73,630
Westinghouse Air Brake Technologies Corp.	6,028	490,378
WW Grainger, Inc.	3,676	1,798,262
Zurn Elkay Water Solutions Corp.	10,162	248,969

		43,791,142

Commercial & Professional Services — 1.8%
Copart, Inc.*	16,817	1,789,329
Equifax, Inc.	3,134	537,262
Forrester Research, Inc.*	5	180
Heritage-Crystal Clean, Inc.*	132	3,903
IAA, Inc.*	3,832	122,049
KBR, Inc.	511	22,085
Kforce, Inc.	2,332	136,772
Korn Ferry	11,445	537,343
Nielsen Holdings PLC (United Kingdom)	32,475	900,207
Robert Half International, Inc.	11,874	908,361
Tetra Tech, Inc.	11,109	1,427,840
Thomson Reuters Corp. (Canada)	3,488	357,939
TriNet Group, Inc.*	4,597	327,398
Verisk Analytics, Inc.	5,414	923,249
Waste Management, Inc.	9,703	1,554,518

		9,548,435

Consumer Durables & Apparel — 2.0%
Capri Holdings Ltd. (British Virgin Islands)*	3,346	128,620
Cavco Industries, Inc.*	2,089	429,833
DR Horton, Inc.	13,025	877,234
Garmin Ltd. (Switzerland)	2,603	209,047
GoPro, Inc., Class A*	62,148	306,390

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Hasbro, Inc.	9,516	$641,569
Kontoor Brands, Inc.	3,665	123,181
Leggett & Platt, Inc.	8,883	295,093
Levi Strauss & Co., Class A	1,613	23,340
Malibu Boats, Inc., Class A*	1,640	78,704
NIKE, Inc., Class B	21,227	1,764,388
NVR, Inc.*	140	558,191
PVH Corp.	2,652	118,809
Skyline Champion Corp.*	11,087	586,170
Sonos, Inc.*	29,751	413,539
Steven Madden Ltd.	15,351	409,411
Tapestry, Inc.	47,671	1,355,286
Under Armour, Inc., Class C*	67,901	404,690
Vista Outdoor, Inc.*	54,824	1,333,320
Whirlpool Corp.	6,008	809,938

		10,866,753

Consumer Services — 2.5%
Adtalem Global Education, Inc.*	4,935	179,881
Airbnb, Inc., Class A*	3,297	346,317
Bloomin’ Brands, Inc.	22,096	405,020
Booking Holdings, Inc.*	195	320,426
Bright Horizons Family Solutions, Inc.*	5,291	305,026
Caesars Entertainment, Inc.*	9,140	294,856
Chipotle Mexican Grill, Inc.*	458	688,264
Dave & Buster’s Entertainment, Inc.*	18,903	586,560
Domino’s Pizza, Inc.	3,573	1,108,345
Duolingo, Inc.*	1,710	162,843
European Wax Center, Inc., Class A	5,443	100,423
Expedia Group, Inc.*	8,234	771,444
First Watch Restaurant Group, Inc.*	13	188
Hilton Worldwide Holdings, Inc.	905	109,161
Hyatt Hotels Corp., Class A*	7,615	616,510
Kura Sushi USA, Inc., Class A*	116	8,535
Marriott International, Inc., Class A	1,126	157,798
McDonald’s Corp.	10,962	2,529,372
MGM Resorts International	64,510	1,917,237
Papa John’s International, Inc.	246	17,223
Perdoceo Education Corp.*	2,465	25,390
Portillo’s, Inc., Class A*	254	5,001
Starbucks Corp.(a)	21,439	1,806,450
Strategic Education, Inc.	2,074	127,364
Stride, Inc.*	3,145	132,184
Terminix Global Holdings, Inc.*	2,261	86,574
Vail Resorts, Inc.	3,283	707,946

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Vivint Smart Home, Inc.*	5,472	$36,006
Wyndham Hotels & Resorts, Inc.	2,588	158,774

		13,711,118

Diversified Financials — 2.5%
Affiliated Managers Group, Inc.	3,095	346,176
Berkshire Hathaway, Inc., Class B*	7,817	2,087,295
BlackRock, Inc.	3,479	1,914,424
Franklin Resources, Inc.	63,922	1,375,601
Intercontinental Exchange, Inc.(a)	30,150	2,724,053
Invesco Ltd. (Bermuda)	23,127	316,840
Moody’s Corp.	3,301	802,506
Nasdaq, Inc.	28,702	1,626,829
Open Lending Corp., Class A*	27,663	222,411
T Rowe Price Group, Inc.(a)	18,377	1,929,769

		13,345,904

Energy — 5.4%
Antero Resources Corp.*	25,117	766,822
APA Corp.	21,764	744,111
Arch Resources, Inc.	2,440	289,384
Baker Hughes Co.	44,292	928,360
Bristow Group, Inc.*	10	235
Canadian Natural Resources Ltd. (Canada)	6,342	295,347
Cenovus Energy, Inc. (Canada)	23,736	364,822
Cheniere Energy, Inc.	5,559	922,294
Chevron Corp.(a)	21,963	3,155,424
Comstock Resources, Inc.*	11,070	191,400
ConocoPhillips	4,384	448,659
CONSOL Energy, Inc.	8,381	539,066
Crescent Point Energy Corp. (Canada)	118,223	728,254
CVR Energy, Inc.	19,977	578,934
Denbury, Inc.*	4,867	419,827
Devon Energy Corp.	21,234	1,276,800
DHT Holdings, Inc. (Marshall Islands)	45,065	340,691
Diamondback Energy, Inc.	2,174	261,880
Dril-Quip, Inc.*	10,663	208,142
Enerplus Corp. (Canada)	22,386	317,210
EOG Resources, Inc.	657	73,407
Exxon Mobil Corp.(a)	28,473	2,485,978
FLEX LNG Ltd. (Bermuda)	8,666	274,452
Halliburton Co.	10,151	249,918
Helmerich & Payne, Inc.	18,221	673,630
Imperial Oil Ltd. (Canada)	6,257	270,740
Kinder Morgan, Inc.	31,849	529,967

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Kosmos Energy Ltd.*	8,369	$43,268
Marathon Oil Corp.	32,174	726,489
Marathon Petroleum Corp.(a)	13,763	1,367,079
Murphy Oil Corp.	5,347	188,054
Occidental Petroleum Corp.	30,137	1,851,919
ONEOK, Inc.	15,812	810,207
Pembina Pipeline Corp. (Canada)	19,009	577,303
Phillips 66	5,009	404,327
Pioneer Natural Resources Co.	9,642	2,087,782
Range Resources Corp.	31,722	801,298
Suncor Energy, Inc. (Canada)	11,280	317,532
Talos Energy, Inc.*	11,712	195,005
TechnipFMC PLC (United Kingdom)*	54,611	462,009
US Silica Holdings, Inc.*	40,671	445,347
Valaris Ltd. (Bermuda)*	2,615	127,978
Valero Energy Corp.	8,278	884,504
W&T Offshore, Inc.*	58,672	343,818
Weatherford International PLC (Ireland)*	8,174	263,938

		29,233,611

Food & Staples Retailing — 1.6%
Costco Wholesale Corp.(a)	5,260	2,484,140
Fresh Market Holdings, Inc. (The), Escrow Shares(b)*	50,715	—
Kroger Co. (The)	8,876	388,325
Sysco Corp.	11,263	796,407
US Foods Holding Corp.*	7,970	210,727
Walgreens Boots Alliance, Inc.	16,421	515,619
Walmart, Inc.(a)	31,052	4,027,445

		8,422,663

Food, Beverage & Tobacco — 3.9%
Altria Group, Inc.	36,926	1,491,072
Archer-Daniels-Midland Co.	14,681	1,181,086
Boston Beer Co., Inc. (The), Class A*	1,421	459,907
Brown-Forman Corp., Class B	7,781	517,981
Cal-Maine Foods, Inc.	2,623	145,813
Campbell Soup Co.	3,923	184,852
Coca-Cola Co. (The)(a)	80,246	4,495,381
Coca-Cola Consolidated, Inc.	569	234,274
General Mills, Inc.(a)	21,399	1,639,377
Hormel Foods Corp.	19,042	865,269
John B Sanfilippo & Son, Inc.	132	9,996
Kellogg Co.	10,005	696,948
Keurig Dr Pepper, Inc.	14,180	507,928

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Kraft Heinz Co. (The)	13,465	$449,058
Lamb Weston Holdings, Inc.	13,450	1,040,761
Molson Coors Beverage Co., Class B	2,096	100,587
Mondelez International, Inc., Class A	24,914	1,366,035
PepsiCo, Inc.(a)	14,957	2,441,880
Philip Morris International, Inc.	15,408	1,279,018
Pilgrim’s Pride Corp.*	13,293	306,005
Post Holdings, Inc.*	3,086	252,774
Primo Water Corp. (Canada)	13,405	168,233
TreeHouse Foods, Inc.*	3,546	150,421
Tyson Foods, Inc., Class A(a)	18,565	1,223,990

		21,208,646

Health Care Equipment & Services — 8.4%
Abbott Laboratories(a)	25,058	2,424,612
ABIOMED, Inc.*	1,247	306,338
Acadia Healthcare Co., Inc.*	3,459	270,425
Accolade, Inc.*	183	2,090
Align Technology, Inc.*	5,400	1,118,394
Alignment Healthcare, Inc.*	115	1,362
Allscripts Healthcare Solutions, Inc.*	56,187	855,728
Amedisys, Inc.*	607	58,752
AmerisourceBergen Corp.	6,052	819,017
Apollo Medical Holdings, Inc.*	7,078	276,042
Avanos Medical, Inc.*	11,233	244,655
Axonics, Inc.*	16,551	1,165,852
Becton Dickinson and Co.	189	42,115
Brookdale Senior Living, Inc.*	243	1,038
Cardinal Health, Inc.(a)	48,937	3,263,119
Centene Corp.(a)*	47,172	3,670,453
Cigna Corp.	3,686	1,022,754
Cooper Cos., Inc. (The)	4,544	1,199,162
CorVel Corp.*	43	5,952
CVS Health Corp.	7,362	702,114
DaVita, Inc.*	4,116	340,681
DENTSPLY SIRONA, Inc.	11,466	325,061
Dexcom, Inc.*	13,331	1,073,679
Edwards Lifesciences Corp.*	8,643	714,171
Elevance Health, Inc.(a)	4,774	2,168,542
Encompass Health Corp.	4,407	199,329
Enovis Corp.*	13,042	600,845
Ensign Group, Inc. (The)	1,844	146,598
Evolent Health, Inc., Class A*	8,115	291,572
Fulgent Genetics, Inc.*	22,883	872,300
HCA Healthcare, Inc.	4,124	757,950

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Henry Schein, Inc.*	3,604	$237,035
Hologic, Inc.(a)*	22,167	1,430,215
Humana, Inc.	2,163	1,049,466
IDEXX Laboratories, Inc.*	3,973	1,294,403
Intuitive Surgical, Inc.*	1,037	194,375
Laboratory Corp. of America Holdings	5,451	1,116,419
Lantheus Holdings, Inc.*	17,434	1,226,133
LivaNova PLC (United Kingdom)*	6,153	312,388
McKesson Corp.(a)	4,678	1,589,912
Medtronic PLC (Ireland)	20,658	1,668,134
Meridian Bioscience, Inc.*	4,565	143,934
Molina Healthcare, Inc.*	2,964	977,646
National HealthCare Corp.	5	317
Neogen Corp.*	21,973	306,963
Option Care Health, Inc.*	3,956	124,495
Patterson Cos., Inc.	7,170	172,223
Quest Diagnostics, Inc.	3,676	451,008
Shockwave Medical, Inc.*	6,831	1,899,496
Simulations Plus, Inc.	313	15,193
STAAR Surgical Co.*	8,842	623,803
STERIS PLC (Ireland)	1,397	232,293
Teleflex, Inc.	3,754	756,281
UnitedHealth Group, Inc.(a)	3,863	1,950,970
Universal Health Services, Inc., Class B	1,666	146,908
Veeva Systems, Inc., Class A*	4,215	694,969
ViewRay, Inc.*	221	804
Zimmer Biomet Holdings, Inc.(a)	17,098	1,787,596

		45,344,081

Household & Personal Products — 1.2%
Church & Dwight Co., Inc.	3,730	266,471
Colgate-Palmolive Co.(a)	25,118	1,764,540
Coty, Inc., Class A*	9,556	60,394
elf Beauty, Inc.*	9,244	347,760
Estee Lauder Cos., Inc. (The), Class A	6,259	1,351,318
Kimberly-Clark Corp.	11,865	1,335,287
Procter & Gamble Co. (The)(a)	9,981	1,260,101
Spectrum Brands Holdings, Inc.	7,939	309,859

		6,695,730

Materials — 5.7%
AdvanSix, Inc.	2,708	86,927
Air Products and Chemicals, Inc.	1,431	333,037
Alcoa Corp.	33,580	1,130,303
Alpha Metallurgical Resources, Inc.	7,638	1,045,184

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Amcor PLC (Jersey)	46,303	$496,831
Avient Corp.	12,841	389,082
Ball Corp.	5,488	265,180
Barrick Gold Corp. (Canada)	98,070	1,520,085
Celanese Corp.	9,996	903,039
CF Industries Holdings, Inc.	21,477	2,067,161
Corteva, Inc.	4,711	269,234
Crown Holdings, Inc.	3,257	263,915
Dow, Inc.	21,694	953,017
DuPont de Nemours, Inc.	27,008	1,361,203
Eagle Materials, Inc.	1,286	137,833
Eastman Chemical Co.	20,376	1,447,715
First Majestic Silver Corp. (Canada)	8,088	61,631
Franco-Nevada Corp. (Canada)	8,778	1,048,795
Freeport-McMoRan, Inc.	29,881	816,648
Ginkgo Bioworks Holdings, Inc.*	212,785	663,889
Greif, Inc., Class A	1,318	78,513
Hudbay Minerals, Inc. (Canada)	16,380	66,011
Huntsman Corp.	4,567	112,074
International Paper Co.	30,763	975,187
Kronos Worldwide, Inc.	2,533	23,658
Linde PLC (Ireland)	8,363	2,254,581
LSB Industries, Inc.*	142	2,024
LyondellBasell Industries NV, Class A (Netherlands)	3,814	287,118
Martin Marietta Materials, Inc.	1,442	464,454
Mosaic Co. (The)	26,615	1,286,303
MP Materials Corp.*	17,306	472,454
Newmont Corp.	16,024	673,489
Nucor Corp.	11,161	1,194,115
Nutrien Ltd. (Canada)	2,897	241,552
Olin Corp.	25,246	1,082,549
Orla Mining Ltd. (Canada)*	186	606
Packaging Corp. of America	2,721	305,541
Pan American Silver Corp. (Canada)	12,701	201,692
PPG Industries, Inc.	6,481	717,382
Reliance Steel & Aluminum Co.	2,035	354,924
Royal Gold, Inc.	9,014	845,693
Sealed Air Corp.	9,083	404,284
SSR Mining, Inc. (Canada)	28,565	420,191
Steel Dynamics, Inc.	2,746	194,829
Sylvamo Corp.	5,383	182,484
Teck Resources Ltd., Class B (Canada)	21,579	656,217
United States Steel Corp.	39,321	712,497
Valhi, Inc.	201	5,057

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Warrior Met Coal, Inc.	17,682	$502,876
Westrock Co.	17,164	530,196
Wheaton Precious Metals Corp. (Canada)	2,897	93,747
Yamana Gold, Inc. (Canada)	39,052	176,906

		30,779,913

Media & Entertainment — 7.1%
Activision Blizzard, Inc.	16,315	1,212,857
Alphabet, Inc., Class A(a)*	93,062	8,901,380
Bumble, Inc., Class A*	44,483	955,940
Charter Communications, Inc., Class A*	4,865	1,475,798
Cinemark Holdings, Inc.*	54,937	665,287
Comcast Corp., Class A	38,678	1,134,426
Electronic Arts, Inc.	3,624	419,333
Fox Corp., Class A	24,760	759,637
Interpublic Group of Cos., Inc. (The)	18,864	482,918
Live Nation Entertainment, Inc.*	1,878	142,803
Madison Square Garden Sports Corp.*	4,512	616,610
Match Group, Inc.*	28,055	1,339,626
Meta Platforms, Inc., Class A(a)*	57,363	7,783,012
Netflix, Inc.(a)*	16,140	3,800,002
News Corp., Class A	54,857	828,889
Omnicom Group, Inc.	7,544	475,951
Paramount Global, Class B	11,312	215,381
PubMatic, Inc., Class A*	11,402	189,615
Shutterstock, Inc.	4,964	249,044
Sinclair Broadcast Group, Inc., Class A	7,036	127,281
TripAdvisor, Inc.*	59,280	1,308,902
Twitter, Inc.(a)*	44,216	1,938,429
Walt Disney Co. (The)*	29,412	2,774,434
ZipRecruiter, Inc., Class A*	11,546	190,509
ZoomInfo Technologies, Inc.*	8,865	369,316

		38,357,380

Pharmaceuticals, Biotechnology & Life Sciences — 6.6%
AbbVie, Inc.	326	43,752
AbCellera Biologics, Inc. (Canada)*	12,402	122,656
Aerie Pharmaceuticals, Inc.*	4,212	63,728
Agilent Technologies, Inc.	2,080	252,824
Akero Therapeutics, Inc.*	329	11,202
Amphastar Pharmaceuticals, Inc.*	6,951	195,323
Apellis Pharmaceuticals, Inc.*	444	30,325
Avantor, Inc.*	8,620	168,952
Biogen, Inc.*	2,540	678,180

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Bio-Rad Laboratories, Inc., Class A*	357	$148,919
Bio-Techne Corp.	702	199,368
Bristol-Myers Squibb Co.(a)	46,397	3,298,363
Catalyst Pharmaceuticals, Inc.*	16,259	208,603
Charles River Laboratories International, Inc.*	2,012	395,962
Corcept Therapeutics, Inc.*	7,956	203,992
Deciphera Pharmaceuticals, Inc.*	2,980	55,130
Dynavax Technologies Corp.*	45,652	476,607
Elanco Animal Health, Inc.*	79,437	985,813
Exelixis, Inc.*	169	2,650
Gilead Sciences, Inc.	5,512	340,035
Global Blood Therapeutics, Inc.*	220	14,982
Harmony Biosciences Holdings, Inc.*	8,653	383,241
Illumina, Inc.*	9,219	1,758,893
IQVIA Holdings, Inc.*	659	119,371
Ironwood Pharmaceuticals, Inc.*	16,482	170,754
iTeos Therapeutics, Inc.*	78	1,486
Jazz Pharmaceuticals PLC (Ireland)*	724	96,502
Johnson & Johnson(a)	19,260	3,146,314
Karuna Therapeutics, Inc.*	314	70,628
Lyell Immunopharma, Inc.*	168	1,231
Maravai LifeSciences Holdings, Inc., Class A*	36,946	943,231
Merck & Co., Inc.(a)	32,942	2,836,965
Mettler-Toledo International, Inc.*	1,279	1,386,590
Moderna, Inc.(a)*	35,651	4,215,731
Morphic Holding, Inc.*	3,444	97,465
Myovant Sciences Ltd. (Bermuda)*	7,403	132,958
PerkinElmer, Inc.	6,653	800,556
Pfizer, Inc.(a)	65,793	2,879,102
Rhythm Pharmaceuticals, Inc.*	18	441
Sarepta Therapeutics, Inc.*	3,145	347,648
SIGA Technologies, Inc.	121,510	1,251,553
Vertex Pharmaceuticals, Inc.*	5,411	1,566,701
Viatris, Inc.	250,972	2,138,281
Vir Biotechnology, Inc.*	22,814	439,854
West Pharmaceutical Services, Inc.	6,467	1,591,399
Zoetis, Inc.	11,700	1,734,993

		36,009,254

Retailing — 5.9%
Academy Sports & Outdoors, Inc.	1,061	44,753
Amazon.com, Inc.(a)*	71,356	8,063,228

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Arhaus, Inc.*	1,812	$12,775
AutoZone, Inc.*	1,047	2,242,601
Bath & Body Works, Inc.(a)	39,943	1,302,142
Best Buy Co., Inc.	2,162	136,941
Buckle, Inc. (The)	14,205	449,730
Dillard’s, Inc., Class A	1,089	297,036
eBay, Inc.(a)	40,125	1,477,001
Etsy, Inc.*	11,386	1,140,080
Group 1 Automotive, Inc.	3,616	516,618
Home Depot, Inc. (The)	7,059	1,947,860
LKQ Corp.	43,312	2,042,161
Lowe’s Cos., Inc.(a)	13,814	2,594,407
MarineMax, Inc.*	12,439	370,558
Monro, Inc.	197	8,562
Murphy USA, Inc.	3,520	967,683
Nordstrom, Inc.	47,778	799,326
ODP Corp. (The)*	11,044	388,197
Overstock.com, Inc.*	35,332	860,334
Penske Automotive Group, Inc.	1,440	141,739
Ross Stores, Inc.	24,529	2,067,059
Signet Jewelers Ltd. (Bermuda)	2,045	116,953
Target Corp.(a)	15,935	2,364,595
Ulta Beauty, Inc.*	3,518	1,411,386
Williams-Sonoma, Inc.	724	85,323

		31,849,048

Semiconductors & Semiconductor Equipment — 6.3%
Alpha & Omega Semiconductor Ltd. (Bermuda)*	9,534	293,266
Amkor Technology, Inc.	13,524	230,584
Applied Materials, Inc.(a)	29,369	2,406,202
Axcelis Technologies, Inc.*	18,519	1,121,511
Broadcom, Inc.(a)	4,042	1,794,688
Diodes, Inc.*	1,459	94,704
Enphase Energy, Inc.(a)*	5,080	1,409,548
GLOBALFOUNDRIES, Inc. (Cayman Islands)*	2,917	141,037
Lam Research Corp.	2,054	751,764
Lattice Semiconductor Corp.*	12,795	629,642
MaxLinear, Inc.*	26,985	880,251
Microchip Technology, Inc.(a)	35,141	2,144,655
Micron Technology, Inc.(a)	73,958	3,705,296
Monolithic Power Systems, Inc.	2,995	1,088,383
NVIDIA Corp.	19,740	2,396,239
NXP Semiconductors NV (Netherlands)	14,646	2,160,431
ON Semiconductor Corp.*	27,064	1,686,899

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Onto Innovation, Inc.*	6,235	$399,352
Photronics, Inc.*	43,185	631,365
Power Integrations, Inc.	8,286	532,955
Qorvo, Inc.*	14,351	1,139,613
QUALCOMM, Inc.(a)	26,858	3,034,417
Rambus, Inc.*	28,498	724,419
Semtech Corp.*	22,220	653,490
Silicon Laboratories, Inc.*	12,980	1,602,251
Skyworks Solutions, Inc.	8,471	722,322
Synaptics, Inc.*	12,432	1,230,892
Teradyne, Inc.	3,451	259,343
Universal Display Corp.	4,582	432,312

		34,297,831

Software & Services — 13.9%
Accenture PLC, Class A (Ireland)	16,194	4,166,716
Adobe, Inc.(a)*	22,009	6,056,877
Akamai Technologies, Inc.*	11,201	899,664
Amdocs Ltd. (Guernsey)	1,512	120,128
ANSYS, Inc.*	2,074	459,806
Autodesk, Inc.(a)*	9,049	1,690,353
Automatic Data Processing, Inc.(a)	12,309	2,784,173
Bentley Systems, Inc., Class B	16,644	509,140
Bill.com Holdings, Inc.*	4,973	658,276
BlackBerry Ltd. (Canada)*	80,466	378,190
Box, Inc., Class A*	5,061	123,438
Broadridge Financial Solutions, Inc.	5,926	855,240
Cadence Design Systems, Inc.*	3,004	490,944
Ceridian HCM Holding, Inc.*	25,632	1,432,316
Citrix Systems, Inc.(b)	5,842	607,568
Concentrix Corp.	1,456	162,533
Datadog, Inc., Class A*	4,518	401,108
Descartes Systems Group, Inc. (The) (Canada)*	3,482	221,211
Dolby Laboratories, Inc., Class A	3,460	225,419
Dropbox, Inc., Class A*	51,104	1,058,875
DXC Technology Co.*	33,865	829,015
Dynatrace, Inc.*	17,405	605,868
Elastic NV (Netherlands)*	8,849	634,827
Euronet Worldwide, Inc.*	6,351	481,152
EverCommerce, Inc.*	31	339
FleetCor Technologies, Inc.*	3,739	658,700
Fortinet, Inc.(a)*	47,517	2,334,510
Gartner, Inc.*	5,141	1,422,463
Gitlab, Inc., Class A*	2,473	126,667
Global Payments, Inc.	3,495	377,635

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
GoDaddy, Inc., Class A*	5,877	$416,562
HubSpot, Inc.*	1,449	391,404
InterDigital, Inc.	12,786	516,810
Intuit, Inc.	1,860	720,415
Jack Henry & Associates, Inc.	306	55,775
Kyndryl Holdings, Inc.*	1,315	10,875
Manhattan Associates, Inc.*	2,307	306,900
Mastercard, Inc., Class A	5,057	1,437,907
Maximus, Inc.	2,307	133,506
Microsoft Corp.(a)	29,138	6,786,240
NCR Corp.*	38,604	733,862
NortonLifeLock, Inc.	45,020	906,703
Nutanix, Inc., Class A*	28,819	600,300
Open Text Corp. (Canada)	6,774	179,105
Oracle Corp.(a)	55,878	3,412,470
Paychex, Inc.(a)	22,301	2,502,395
Paycom Software, Inc.*	4,687	1,546,663
Paycor HCM, Inc.*	71	2,099
Paylocity Holding Corp.*	897	216,697
Payoneer Global, Inc.*	900	5,445
PayPal Holdings, Inc.(a)*	59,138	5,090,008
Ping Identity Holding Corp.*	3,757	105,459
Procore Technologies, Inc.*	907	44,878
Roper Technologies, Inc.	2,428	873,206
Sabre Corp.*	33,526	172,659
Salesforce, Inc.(a)*	20,357	2,928,151
ServiceNow, Inc.(a)*	13,086	4,941,405
Shift4 Payments, Inc., Class A*	26,824	1,196,619
Snowflake, Inc., Class A*	13,849	2,353,776
Sprout Social, Inc., Class A*	521	31,614
SPS Commerce, Inc.*	878	109,074
Synopsys, Inc.(a)*	2,904	887,201
Trade Desk, Inc. (The), Class A*	22,828	1,363,973
VeriSign, Inc.*	8,638	1,500,421
Verra Mobility Corp.*	30,451	468,032
Visa, Inc., Class A	2,439	433,288
Workiva, Inc.*	352	27,386
Zoom Video Communications, Inc., Class A*	1,524	112,151
Zscaler, Inc.*	8,055	1,324,000

		75,618,585

Technology Hardware & Equipment — 5.5%
Amphenol Corp., Class A	24,024	1,608,647
Apple, Inc.(a)	63,447	8,768,375
Avnet, Inc.	18,479	667,462
CDW Corp.	6,140	958,331

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Cisco Systems, Inc.(a)	102,487	$4,099,480
Coherent Corp.*	15,353	535,052
Corning, Inc.	15,865	460,402
Dell Technologies, Inc., Class C	5,564	190,122
Extreme Networks, Inc.*	34,206	447,072
F5, Inc.*	7,939	1,149,012
Hewlett Packard Enterprise Co.	121,407	1,454,456
HP, Inc.(a)	88,636	2,208,809
IonQ, Inc.*	64,302	326,011
Jabil, Inc.	2,529	145,949
Keysight Technologies, Inc.*	1,736	273,177
Lumentum Holdings, Inc.*	4,484	307,468
NetApp, Inc.	16,800	1,039,080
NetScout Systems, Inc.*	4,066	127,347
Pure Storage, Inc., Class A*	26,262	718,791
Seagate Technology Holdings PLC (Ireland)	11,499	612,092
TE Connectivity Ltd. (Switzerland)	10,534	1,162,532
Trimble, Inc.*	10,645	577,704
Viavi Solutions, Inc.*	23,001	300,163
Vishay Intertechnology, Inc.	8,271	147,141
Western Digital Corp.*	15,557	506,380
Zebra Technologies Corp., Class A*	4,797	1,256,862

		30,047,917

Telecommunication Services — 1.1%
AT&T, Inc.	78,834	1,209,313
BCE, Inc. (Canada)	5,889	246,985
EchoStar Corp., Class A*	10,347	170,415
Iridium Communications, Inc.*	3,145	139,544
Lumen Technologies, Inc.	35,966	261,832
T-Mobile US, Inc.(a)*	15,047	2,018,856
Verizon Communications, Inc.	48,912	1,857,189

		5,904,134

Transportation — 2.4%
American Airlines Group, Inc.*	31,616	380,657
ArcBest Corp.	7,251	527,365
CSX Corp.	31,060	827,438
Expeditors International of Washington, Inc.	11,528	1,018,038
FedEx Corp.	13,276	1,971,088
Forward Air Corp.	1,562	140,986
Golden Ocean Group Ltd. (Bermuda)	52,099	389,180
Hub Group, Inc., Class A*	1,832	126,371
Knight-Swift Transportation Holdings, Inc.	4,657	227,867

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Matson, Inc.	7,637	$469,828
Norfolk Southern Corp.	3,229	676,960
Old Dominion Freight Line, Inc.	6,246	1,553,817
Saia, Inc.*	3,334	633,460
Schneider National, Inc., Class B	243	4,933
Southwest Airlines Co.*	34,113	1,052,045
Uber Technologies, Inc.*	23,173	614,084
Union Pacific Corp.	8,358	1,628,306
United Parcel Service, Inc., Class B	4,481	723,861
XPO Logistics, Inc.*	7,125	317,205

		13,283,489

Utilities — 1.8%
AES Corp. (The)	23,550	532,230
American Water Works Co., Inc.	933	121,439
Constellation Energy Corp.	20,201	1,680,521
DTE Energy Co.	7,639	878,867
Exelon Corp.(a)	65,186	2,441,867
MGE Energy, Inc.	90	5,907
National Fuel Gas Co.	5,081	312,735
NRG Energy, Inc.	21,695	830,268
Otter Tail Corp.	6,446	396,558
Public Service Enterprise Group, Inc.	29,059	1,633,988
Southern Co. (The)	14,607	993,276

		9,827,656

TOTAL COMMON STOCKS (Cost $554,064,164)		515,864,077

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.9%		26,639,935

NET ASSETS - 100.0%		$542,504,012

(a)	Security position is either entirely or partially designated as collateral for total return swaps. (See Note 1 of the Notes to Financial Statements)
(b)	Security is fair valued by the Adviser in accordance with the policies established by the Board of Trustees.
*	Non-income producing.

PLC   Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Over-the-counter total return swaps outstanding as of September 30, 2022

The Fund maintains a portfolio of long and short positions and receives/pays a rebate based upon the Fed Funds 1-Day Rate less a specified spread as negotiated by the parties. The notional gain or loss, dividends payable and rebates are payable the earlier of maturity of the swaps or upon termination. The portfolio matures between July 23, 2025 and July 8, 2027, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The cash amounts payable/receivable due to individual contracts being closed are settled, on a net basis, once a week. The value of total return swaps represents (35.1)% of net assets as of September 30, 2022.

The following table represents the individual long and short positions and related values of total return swaps as of September 30, 2022:

Total Return Swaps

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Long
Automobiles & Components
BorgWarner, Inc.	Morgan Stanley	4,328	$165,190	$135,899	$(26,414)
Ford Motor Co.	Morgan Stanley	99,300	1,107,945	1,112,160	48,001
General Motors Co.	Morgan Stanley	34,018	1,533,589	1,091,638	(418,246)
Magna International, Inc. (Canada)	Morgan Stanley	6,529	390,984	309,605	(75,145)
Modine Manufacturing Co.	Morgan Stanley	38	498	492	1
Thor Industries, Inc.	Morgan Stanley	725	54,533	50,736	(2,721)

		144,938	3,252,739	2,700,530	(474,524)

Capital Goods
3M Co.	Morgan Stanley	5,444	803,807	601,562	(151,585)
A O Smith Corp.	Morgan Stanley	2,918	156,916	141,756	(8,635)
AAR Corp.	Morgan Stanley	1,318	54,356	47,211	(7,147)
Advanced Drainage Systems, Inc.	Morgan Stanley	2,608	366,635	324,357	(37,110)
AerSale Corp.	Morgan Stanley	61	1,151	1,131	(4)
Altra Industrial Motion Corp.	Morgan Stanley	864	35,252	29,048	(5,653)
AMETEK, Inc.	Morgan Stanley	1,035	113,987	117,379	5,476
Apogee Enterprises, Inc.	Morgan Stanley	2,056	45,420	78,580	37,164
Applied Industrial Technologies, Inc.	Morgan Stanley	232	21,407	23,845	2,873
Atkore, Inc.	Morgan Stanley	989	54,309	76,954	22,630
Boise Cascade Co.	Morgan Stanley	2,839	156,415	168,807	30,397
Builders FirstSource, Inc.	Morgan Stanley	9,584	633,280	564,689	(69,822)
Carlisle Cos., Inc.	Morgan Stanley	763	194,218	213,953	23,013
Carrier Global Corp.	Morgan Stanley	13,023	515,438	463,098	(42,802)
Crane Holdings Co.	Morgan Stanley	1,129	112,113	98,833	(11,244)
Cummins, Inc.	Morgan Stanley	2,136	439,401	434,697	7,088
Deere & Co.	Morgan Stanley	835	309,456	278,798	(25,541)
Donaldson Co., Inc.	Morgan Stanley	646	33,411	31,660	(1,513)
Dover Corp.	Morgan Stanley	267	32,329	31,127	(766)
Dycom Industries, Inc.	Morgan Stanley	425	33,725	40,600	7,691
Emerson Electric Co.	Morgan Stanley	1,270	99,092	92,989	(4,527)
Encore Wire Corp.	Morgan Stanley	4,252	496,966	491,276	184
Enerpac Tool Group Corp.	Morgan Stanley	152	2,586	2,710	160
Fortive Corp.	Morgan Stanley	4,188	227,103	244,160	20,961
Generac Holdings, Inc.	Morgan Stanley	897	187,977	159,792	(25,651)
General Dynamics Corp.	Morgan Stanley	3,278	688,727	695,493	30,299
General Electric Co.	Morgan Stanley	7,746	597,757	479,555	(108,873)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
GrafTech International Ltd.	Morgan Stanley	598	$2,563	$2,577	$49
Hexcel Corp.	Morgan Stanley	3,741	221,188	193,485	(24,606)
Howmet Aerospace, Inc.	Morgan Stanley	6,837	237,098	211,468	(22,291)
Hubbell, Inc.	Morgan Stanley	683	123,167	152,309	33,989
Illinois Tool Works, Inc.	Morgan Stanley	255	46,977	46,066	57
Kennametal, Inc.	Morgan Stanley	6,217	159,231	127,946	(28,310)
L3Harris Technologies, Inc.	Morgan Stanley	14	2,916	2,910	34
Lincoln Electric Holdings, Inc.	Morgan Stanley	357	49,208	44,882	(3,475)
Lockheed Martin Corp.	Morgan Stanley	1,619	615,068	625,404	30,879
Masco Corp.	Morgan Stanley	3,230	171,681	150,809	(17,930)
Mueller Industries, Inc.	Morgan Stanley	6,107	343,445	363,000	27,459
Nordson Corp.	Morgan Stanley	944	205,681	200,383	(1,127)
Otis Worldwide Corp.	Morgan Stanley	3,863	265,541	246,459	(14,706)
Owens Corning	Morgan Stanley	720	54,078	56,599	4,082
Parker-Hannifin Corp.	Morgan Stanley	3,042	803,238	737,107	(59,086)
Pentair PLC (Ireland)	Morgan Stanley	5,009	224,853	203,516	(18,305)
Quanta Services, Inc.	Morgan Stanley	225	26,198	28,663	2,849
Rocket Lab USA, Inc.	Morgan Stanley	16,709	87,032	68,006	(17,853)
Rockwell Automation, Inc.	Morgan Stanley	1,321	326,523	284,160	(37,756)
Snap-on, Inc.	Morgan Stanley	50	9,972	10,068	1,299
Spirit AeroSystems Holdings, Inc., Class A	Morgan Stanley	398	8,852	8,724	(25)
Textron, Inc.	Morgan Stanley	6,230	383,769	362,960	(15,594)
Trex Co., Inc.	Morgan Stanley	10,090	603,517	443,355	(154,923)
UFP Industries, Inc.	Morgan Stanley	3,247	267,301	234,304	(28,532)
Veritiv Corp.	Morgan Stanley	1,684	190,864	164,645	(23,645)
Wabash National Corp.	Morgan Stanley	1,247	21,289	19,403	(1,598)
Westinghouse Air Brake Technologies Corp.	Morgan Stanley	1,609	140,988	130,892	(7,895)
WW Grainger, Inc.	Morgan Stanley	1,084	514,120	530,282	25,144
Zurn Elkay Water Solutions Corp.	Morgan Stanley	2,676	84,272	65,562	(17,248)

		160,761	12,603,864	11,650,004	(682,001)

Commercial & Professional Services
Copart, Inc.	Morgan Stanley	4,424	508,772	470,714	(33,452)
Equifax, Inc.	Morgan Stanley	818	157,093	140,230	(14,573)
Forrester Research, Inc.	Morgan Stanley	1	36	36	1
Heritage-Crystal Clean, Inc.	Morgan Stanley	34	1,010	1,005	10
IAA, Inc.	Morgan Stanley	969	34,310	30,863	(3,118)
KBR, Inc.	Morgan Stanley	135	5,815	5,835	98
Kforce, Inc.	Morgan Stanley	619	41,575	36,304	(4,619)
Korn Ferry	Morgan Stanley	3,009	198,655	141,273	(53,524)
Nielsen Holdings PLC (United Kingdom)	Morgan Stanley	8,531	175,535	236,479	73,837
Robert Half International, Inc.	Morgan Stanley	3,094	270,240	236,691	(27,009)
Tetra Tech, Inc.	Morgan Stanley	2,931	411,488	376,721	(28,726)
Thomson Reuters Corp. (Canada)	Morgan Stanley	914	97,854	93,795	(2,739)
TriNet Group, Inc.	Morgan Stanley	1,207	96,563	85,963	(9,298)
Verisk Analytics, Inc.	Morgan Stanley	1,426	243,883	243,176	3,281
Waste Management, Inc.	Morgan Stanley	2,549	368,235	408,375	49,370

		30,661	2,611,064	2,507,460	(50,461)

Consumer Durables & Apparel
Capri Holdings Ltd. (British Virgin Islands)	Morgan Stanley	877	34,329	33,712	(153)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Durables & Apparel — (continued)
Cavco Industries, Inc.	Morgan Stanley	547	$126,380	$112,551	$(12,124)
DR Horton, Inc.	Morgan Stanley	1,428	101,306	96,176	(3,486)
Garmin Ltd. (Switzerland)	Morgan Stanley	681	60,078	54,691	(4,285)
GoPro, Inc., Class A	Morgan Stanley	17,417	130,012	85,866	(42,392)
Hasbro, Inc.	Morgan Stanley	2,366	188,637	159,516	(25,345)
Kontoor Brands, Inc.	Morgan Stanley	929	33,349	31,224	(1,586)
Leggett & Platt, Inc.	Morgan Stanley	2,257	91,379	74,978	(14,491)
Levi Strauss & Co., Class A	Morgan Stanley	424	6,323	6,135	(102)
Malibu Boats, Inc., Class A	Morgan Stanley	435	24,045	20,876	(2,844)
NIKE, Inc., Class B	Morgan Stanley	5,600	659,654	465,472	(182,419)
NVR, Inc.	Morgan Stanley	31	131,054	123,599	(5,686)
PVH Corp.	Morgan Stanley	729	44,458	32,659	(13,122)
Skyline Champion Corp.	Morgan Stanley	2,835	140,338	149,886	11,132
Sonos, Inc.	Morgan Stanley	7,791	163,037	108,295	(52,580)
Steven Madden Ltd.	Morgan Stanley	4,078	132,868	108,760	(22,290)
Tapestry, Inc.	Morgan Stanley	12,548	401,766	356,740	(36,252)
Under Armour, Inc., Class C	Morgan Stanley	18,001	139,407	107,286	(30,462)
Vista Outdoor, Inc.	Morgan Stanley	14,472	483,985	351,959	(125,499)
Whirlpool Corp.	Morgan Stanley	1,598	266,259	215,426	(36,584)

		95,044	3,358,664	2,695,807	(600,570)

Consumer Services
Adtalem Global Education, Inc.	Morgan Stanley	1,275	48,750	46,474	(1,618)
Airbnb, Inc., Class A	Morgan Stanley	2,119	220,789	222,580	4,768
Bloomin’ Brands, Inc.	Morgan Stanley	5,556	92,959	101,841	11,354
Booking Holdings, Inc.	Morgan Stanley	51	92,462	83,804	(7,411)
Bright Horizons Family Solutions, Inc.	Morgan Stanley	1,305	98,364	75,233	(21,804)
Caesars Entertainment, Inc.	Morgan Stanley	2,391	84,920	77,134	(6,640)
Chipotle Mexican Grill, Inc.	Morgan Stanley	119	183,292	178,828	(1,992)
Dave & Buster’s Entertainment, Inc.	Morgan Stanley	4,970	162,502	154,219	(7,029)
Domino’s Pizza, Inc.	Morgan Stanley	941	328,994	291,898	(32,480)
Duolingo, Inc.	Morgan Stanley	466	44,889	44,377	94
European Wax Center, Inc., Class A	Morgan Stanley	1,432	29,947	26,420	(3,122)
Expedia Group, Inc.	Morgan Stanley	2,074	206,539	194,313	(9,737)
First Watch Restaurant Group, Inc.	Morgan Stanley	3	44	43	(1)
Hilton Worldwide Holdings, Inc.	Morgan Stanley	113	13,736	13,630	97
Hyatt Hotels Corp., Class A.	Morgan Stanley	2,142	189,783	173,416	(13,807)
Kura Sushi USA, Inc., Class A	Morgan Stanley	30	2,186	2,207	52
Marriott International, Inc., Class A	Morgan Stanley	180	28,590	25,225	(3,988)
McDonald’s Corp.	Morgan Stanley	2,865	704,411	661,070	(26,691)
MGM Resorts International	Morgan Stanley	16,938	555,602	503,397	(44,657)
Papa John’s International, Inc.	Morgan Stanley	65	4,687	4,551	(73)
Perdoceo Education Corp.	Morgan Stanley	648	6,792	6,674	(25)
Portillo’s, Inc., Class A	Morgan Stanley	64	1,291	1,260	(13)
Starbucks Corp.	Morgan Stanley	5,634	429,917	474,721	60,281
Strategic Education, Inc.	Morgan Stanley	544	32,997	33,407	1,329
Stride, Inc.	Morgan Stanley	822	28,395	34,549	7,312
Terminix Global Holdings, Inc.	Morgan Stanley	598	22,775	22,897	430
Vail Resorts, Inc.	Morgan Stanley	865	187,276	186,529	1,198

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Services — (continued)
Vivint Smart Home, Inc.	Morgan Stanley	1,428	$8,923	$9,396	$594
Wyndham Hotels & Resorts, Inc.	Morgan Stanley	783	53,935	48,037	(4,680)

		56,421	3,865,747	3,698,130	(98,259)

Diversified Financials
Affiliated Managers Group, Inc.	Morgan Stanley	838	103,904	93,730	(8,760)
Berkshire Hathaway, Inc., Class B	Morgan Stanley	14,403	3,284,208	3,845,889	605,407
BlackRock, Inc.	Morgan Stanley	926	562,999	509,559	(32,983)
Franklin Resources, Inc.	Morgan Stanley	14,665	390,921	315,591	(59,435)
Intercontinental Exchange, Inc.	Morgan Stanley	9,686	978,543	875,130	(83,100)
Invesco Ltd. (Bermuda)	Morgan Stanley	6,095	135,433	83,502	(45,998)
Moody’s Corp.	Morgan Stanley	863	258,277	209,804	(44,791)
Nasdaq, Inc.	Morgan Stanley	9,063	425,184	513,691	105,048
Open Lending Corp., Class A	Morgan Stanley	7,291	83,748	58,620	(23,999)
T Rowe Price Group, Inc.	Morgan Stanley	4,928	648,243	517,489	(95,101)

		68,758	6,871,460	7,023,005	316,288

Energy
Antero Resources Corp.	Morgan Stanley	6,423	223,073	196,094	(23,970)
APA Corp.	Morgan Stanley	5,138	129,165	175,668	50,303
Arch Resources, Inc.	Morgan Stanley	595	77,807	70,567	(2,514)
Baker Hughes Co.	Morgan Stanley	10,386	264,397	217,691	(39,812)
Bristow Group, Inc.	Morgan Stanley	2	48	47	—
Canadian Natural Resources Ltd. (Canada)	Morgan Stanley	1,287	49,569	59,936	15,005
Cenovus Energy, Inc. (Canada)	Morgan Stanley	5,989	110,872	92,051	(17,086)
Cheniere Energy, Inc.	Morgan Stanley	1,156	146,254	191,792	48,171
Chevron Corp.	Morgan Stanley	5,735	773,197	823,947	80,427
Comstock Resources, Inc.	Morgan Stanley	2,928	22,441	50,625	28,488
ConocoPhillips	Morgan Stanley	1,036	95,521	106,024	13,719
CONSOL Energy, Inc.	Morgan Stanley	2,164	147,945	139,188	(6,271)
Crescent Point Energy Corp. (Canada)	Morgan Stanley	30,655	228,202	188,835	(35,458)
CVR Energy, Inc.	Morgan Stanley	6,202	197,744	179,734	3,311
Denbury, Inc.	Morgan Stanley	1,278	85,192	110,240	27,655
Devon Energy Corp.	Morgan Stanley	5,390	314,921	324,101	17,238
DHT Holdings, Inc. (Marshall Islands)	Morgan Stanley	11,797	92,437	89,185	(1,834)
Diamondback Energy, Inc.	Morgan Stanley	576	65,912	69,385	5,393
Dril-Quip, Inc.	Morgan Stanley	2,752	90,315	53,719	(35,377)
Enerplus Corp. (Canada)	Morgan Stanley	5,402	82,140	76,546	(4,742)
EOG Resources, Inc.	Morgan Stanley	176	14,512	19,664	7,718
Exxon Mobil Corp.	Morgan Stanley	7,676	491,278	670,192	216,185
FLEX LNG Ltd. (Bermuda)	Morgan Stanley	2,270	75,095	71,891	(930)
Halliburton Co.	Morgan Stanley	2,756	69,527	67,853	500
Helmerich & Payne, Inc.	Morgan Stanley	4,862	135,584	179,748	48,974
Imperial Oil Ltd. (Canada)	Morgan Stanley	1,217	43,525	52,660	10,730
Kinder Morgan, Inc.	Morgan Stanley	8,797	156,493	146,382	(7,713)
Kosmos Energy Ltd.	Morgan Stanley	2,197	11,798	11,358	(279)
Marathon Oil Corp.	Morgan Stanley	9,635	141,172	217,558	80,398
Marathon Petroleum Corp.	Morgan Stanley	4,094	246,612	406,657	182,440
Murphy Oil Corp.	Morgan Stanley	1,508	39,090	53,036	15,341
Occidental Petroleum Corp.	Morgan Stanley	11,334	419,915	696,474	286,249
ONEOK, Inc.	Morgan Stanley	4,241	230,222	217,309	6,659

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Energy — (continued)
Pembina Pipeline Corp. (Canada)	Morgan Stanley	5,041	$182,710	$153,095	$(23,777)
Phillips 66	Morgan Stanley	1,351	103,302	109,053	10,164
Pioneer Natural Resources Co.	Morgan Stanley	2,596	635,601	562,112	(38,374)
Range Resources Corp.	Morgan Stanley	8,329	261,834	210,391	(47,317)
Suncor Energy, Inc. (Canada)	Morgan Stanley	2,937	72,915	82,677	13,860
Talos Energy, Inc.	Morgan Stanley	3,112	49,639	51,815	2,846
TechnipFMC PLC (United Kingdom)	Morgan Stanley	13,938	112,326	117,915	7,040
US Silica Holdings, Inc.	Morgan Stanley	10,655	150,839	116,672	(32,132)
Valaris Ltd. (Bermuda)	Morgan Stanley	717	34,856	35,090	645
Valero Energy Corp.	Morgan Stanley	2,252	183,121	240,626	65,064
W&T Offshore, Inc.	Morgan Stanley	15,374	100,164	90,092	(8,721)
Weatherford International PLC (Ireland)	Morgan Stanley	2,160	41,836	69,746	29,635

		236,116	7,201,118	7,865,441	947,851

Food & Staples Retailing
Costco Wholesale Corp.	Morgan Stanley	1,689	821,210	797,664	(11,191)
Kroger Co. (The)	Morgan Stanley	2,398	109,375	104,913	(1,832)
Sysco Corp.	Morgan Stanley	3,090	251,236	218,494	(27,921)
US Foods Holding Corp.	Morgan Stanley	2,084	63,473	55,101	(7,516)
Walgreens Boots Alliance, Inc.	Morgan Stanley	4,498	174,938	141,237	(18,325)
Walmart, Inc.	Morgan Stanley	4,352	548,166	564,454	27,859

		18,111	1,968,398	1,881,863	(38,926)

Food, Beverage & Tobacco
Altria Group, Inc.	Morgan Stanley	9,827	466,857	396,814	(44,269)
Archer-Daniels-Midland Co.	Morgan Stanley	4,213	318,345	338,936	28,554
Boston Beer Co., Inc. (The), Class A	Morgan Stanley	370	126,005	119,751	(4,555)
Brown-Forman Corp., Class B	Morgan Stanley	2,054	134,040	136,735	5,275
Cal-Maine Foods, Inc.	Morgan Stanley	690	40,838	38,357	(1,930)
Campbell Soup Co.	Morgan Stanley	1,070	50,640	50,418	324
Coca-Cola Co. (The)	Morgan Stanley	19,928	1,177,039	1,116,367	(26,219)
Coca-Cola Consolidated, Inc.	Morgan Stanley	143	63,777	58,877	(4,198)
General Mills, Inc.	Morgan Stanley	5,602	389,953	429,169	52,986
Hormel Foods Corp.	Morgan Stanley	4,693	218,416	213,250	(2,358)
John B Sanfilippo & Son, Inc.	Morgan Stanley	39	2,982	2,953	13
Kellogg Co.	Morgan Stanley	2,627	193,010	182,997	(6,795)
Keurig Dr Pepper, Inc.	Morgan Stanley	3,676	135,915	131,674	(1,458)
Kraft Heinz Co. (The)	Morgan Stanley	3,854	125,513	128,531	12,742
Lamb Weston Holdings, Inc.	Morgan Stanley	3,486	280,137	269,747	(7,709)
Molson Coors Beverage Co., Class B	Morgan Stanley	551	24,207	26,442	3,580
Mondelez International, Inc., Class A	Morgan Stanley	6,205	382,561	340,220	(35,027)
PepsiCo, Inc.	Morgan Stanley	3,810	611,738	622,021	30,465
Philip Morris International, Inc.	Morgan Stanley	4,067	369,209	337,602	(901)
Pilgrim’s Pride Corp.	Morgan Stanley	3,508	100,845	80,754	(18,928)
Post Holdings, Inc.	Morgan Stanley	842	64,982	68,968	5,154
Primo Water Corp. (Canada)	Morgan Stanley	3,521	48,048	44,189	(3,150)
TreeHouse Foods, Inc.	Morgan Stanley	941	30,457	39,917	9,813
Tyson Foods, Inc., Class A	Morgan Stanley	4,915	356,682	324,046	(19,737)

		90,632	5,712,196	5,498,735	(28,328)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services
Abbott Laboratories	Morgan Stanley	5,969	$631,384	$577,560	$(43,201)
ABIOMED, Inc.	Morgan Stanley	418	105,382	102,686	(1,291)
Acadia Healthcare Co., Inc.	Morgan Stanley	1,298	73,395	101,478	29,073
Accolade, Inc.	Morgan Stanley	46	566	525	(32)
Align Technology, Inc.	Morgan Stanley	1,513	450,013	313,357	(130,587)
Alignment Healthcare, Inc.	Morgan Stanley	24	296	284	(7)
Allscripts Healthcare Solutions, Inc.	Morgan Stanley	14,907	251,259	227,034	(20,837)
Amedisys, Inc.	Morgan Stanley	156	15,730	15,099	(418)
AmerisourceBergen Corp.	Morgan Stanley	1,650	234,520	223,295	(7,840)
Apollo Medical Holdings, Inc.	Morgan Stanley	1,848	105,633	72,072	(32,136)
Avanos Medical, Inc.	Morgan Stanley	2,937	88,991	63,968	(23,823)
Axonics, Inc.	Morgan Stanley	4,346	314,129	306,132	(3,761)
Becton Dickinson and Co.	Morgan Stanley	49	11,112	10,919	(42)
Brookdale Senior Living, Inc.	Morgan Stanley	35	151	149	1
Cardinal Health, Inc.	Morgan Stanley	12,708	875,943	847,369	(10,932)
Centene Corp.	Morgan Stanley	12,405	1,080,420	965,233	(100,620)
Cigna Corp.	Morgan Stanley	830	228,521	230,300	5,854
Cooper Cos., Inc. (The)	Morgan Stanley	1,196	360,414	315,624	(39,906)
CorVel Corp.	Morgan Stanley	11	1,534	1,523	11
CVS Health Corp.	Morgan Stanley	1,804	166,888	172,047	12,357
DaVita, Inc.	Morgan Stanley	1,033	82,488	85,501	4,256
DENTSPLY SIRONA, Inc.	Morgan Stanley	3,009	104,826	85,305	(17,593)
Dexcom, Inc.	Morgan Stanley	3,445	321,764	277,460	(39,965)
Edwards Lifesciences Corp.	Morgan Stanley	2,272	193,074	187,735	(2,735)
Elevance Health, Inc.	Morgan Stanley	1,096	451,862	497,847	60,580
Encompass Health Corp.	Morgan Stanley	1,067	53,026	48,260	(4,735)
Enovis Corp.	Morgan Stanley	3,420	183,072	157,559	(23,044)
Ensign Group, Inc. (The)	Morgan Stanley	484	41,348	38,478	(2,299)
Evolent Health, Inc., Class A	Morgan Stanley	2,121	68,244	76,208	8,884
Fulgent Genetics, Inc.	Morgan Stanley	6,005	358,672	228,911	(124,925)
HCA Healthcare, Inc.	Morgan Stanley	1,066	201,513	195,920	(2,719)
Henry Schein, Inc.	Morgan Stanley	918	72,117	60,377	(10,767)
Hologic, Inc.	Morgan Stanley	4,224	298,708	272,532	(22,586)
Humana, Inc.	Morgan Stanley	521	255,643	252,784	675
IDEXX Laboratories, Inc.	Morgan Stanley	1,094	388,478	356,425	(26,814)
Intuitive Surgical, Inc.	Morgan Stanley	197	37,386	36,926	(105)
Laboratory Corp. of America Holdings	Morgan Stanley	1,561	362,035	319,708	(36,273)
Lantheus Holdings, Inc.	Morgan Stanley	4,391	273,046	308,819	39,456
LivaNova PLC (United Kingdom)	Morgan Stanley	1,354	98,422	68,743	(28,565)
McKesson Corp.	Morgan Stanley	1,236	302,983	420,079	123,930
Medtronic PLC (Ireland)	Morgan Stanley	5,514	494,259	445,256	(38,737)
Meridian Bioscience, Inc.	Morgan Stanley	1,201	39,264	37,868	(866)
Molina Healthcare, Inc.	Morgan Stanley	801	216,228	264,202	50,890
National HealthCare Corp.	Morgan Stanley	1	65	63	—
Neogen Corp.	Morgan Stanley	5,758	93,113	80,439	(19,972)
Option Care Health, Inc.	Morgan Stanley	1,140	36,854	35,876	(650)
Patterson Cos., Inc.	Morgan Stanley	1,922	56,146	46,166	(10,506)
Quest Diagnostics, Inc.	Morgan Stanley	1,627	205,481	199,617	(776)
Shockwave Medical, Inc.	Morgan Stanley	1,807	507,673	502,472	(1,119)
Simulations Plus, Inc.	Morgan Stanley	83	4,046	4,029	38

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services — (continued)
STAAR Surgical Co.	Morgan Stanley	2,322	$213,713	$163,817	$(47,013)
STERIS PLC (Ireland)	Morgan Stanley	366	61,617	60,858	73
Teleflex, Inc.	Morgan Stanley	983	267,429	198,035	(65,215)
UnitedHealth Group, Inc.	Morgan Stanley	1,212	547,539	612,108	82,247
Universal Health Services, Inc., Class B	Morgan Stanley	438	41,772	38,623	(2,586)
Veeva Systems, Inc., Class A	Morgan Stanley	1,153	213,563	190,107	(24,664)
ViewRay, Inc.	Morgan Stanley	58	218	211	(9)
Zimmer Biomet Holdings, Inc.	Morgan Stanley	4,568	500,857	477,584	(18,188)

		135,618	12,644,825	11,879,562	(570,534)

Household & Personal Products
Church & Dwight Co., Inc.	Morgan Stanley	981	73,944	70,083	(2,864)
Colgate-Palmolive Co.	Morgan Stanley	4,914	377,930	345,209	(18,510)
Coty, Inc., Class A	Morgan Stanley	2,498	16,260	15,787	(253)
elf Beauty, Inc.	Morgan Stanley	2,368	88,287	89,084	1,989
Estee Lauder Cos., Inc. (The), Class A	Morgan Stanley	1,580	403,167	341,122	(55,391)
Kimberly-Clark Corp.	Morgan Stanley	3,115	412,842	350,562	(53,327)
Procter & Gamble Co. (The)	Morgan Stanley	2,621	364,548	330,901	(20,188)
Spectrum Brands Holdings, Inc.	Morgan Stanley	2,092	121,215	81,651	(37,220)

		20,169	1,858,193	1,624,399	(185,764)

Materials
AdvanSix, Inc.	Morgan Stanley	714	26,300	22,919	(3,005)
Air Products and Chemicals, Inc.	Morgan Stanley	373	96,952	86,808	(8,232)
Alcoa Corp.	Morgan Stanley	12,614	499,268	424,587	(67,360)
Alpha Metallurgical Resources, Inc.	Morgan Stanley	2,312	317,535	316,374	2,511
Amcor PLC (Jersey)	Morgan Stanley	11,402	138,797	122,343	(13,778)
Avient Corp.	Morgan Stanley	3,354	141,009	101,626	(36,523)
Ball Corp.	Morgan Stanley	1,440	82,091	69,581	(11,227)
Barrick Gold Corp. (Canada)	Morgan Stanley	26,765	456,901	414,858	(71,095)
Celanese Corp.	Morgan Stanley	2,608	301,232	235,607	(60,286)
CF Industries Holdings, Inc.	Morgan Stanley	5,280	372,383	508,200	147,739
Corteva, Inc.	Morgan Stanley	1,197	49,850	68,409	19,988
Crown Holdings, Inc.	Morgan Stanley	842	80,694	68,227	(11,239)
Dow, Inc.	Morgan Stanley	5,795	313,574	254,574	(45,093)
DuPont de Nemours, Inc.	Morgan Stanley	7,016	398,419	353,606	(37,307)
Eagle Materials, Inc.	Morgan Stanley	323	40,593	34,619	(5,233)
Eastman Chemical Co.	Morgan Stanley	5,244	477,602	372,586	(95,266)
First Majestic Silver Corp. (Canada)	Morgan Stanley	2,123	14,890	16,177	1,488
Franco-Nevada Corp. (Canada)	Morgan Stanley	2,445	310,534	292,129	(14,194)
Freeport-McMoRan, Inc.	Morgan Stanley	6,856	232,600	187,374	(39,736)
Ginkgo Bioworks Holdings, Inc.	Morgan Stanley	55,480	147,198	173,098	27,885
Greif, Inc., Class A	Morgan Stanley	348	22,601	20,730	(1,480)
Hudbay Minerals, Inc. (Canada)	Morgan Stanley	4,431	18,945	17,857	(812)
Huntsman Corp.	Morgan Stanley	1,210	31,898	29,693	(1,639)
International Paper Co.	Morgan Stanley	8,121	345,672	257,436	(75,017)
Kronos Worldwide, Inc.	Morgan Stanley	659	8,960	6,155	(2,615)
Linde PLC (Ireland)	Morgan Stanley	1,100	315,259	296,549	(10,386)
LSB Industries, Inc.	Morgan Stanley	38	551	542	157
LyondellBasell Industries NV, Class A (Netherlands)	Morgan Stanley	1,047	98,768	78,818	(9,405)
Martin Marietta Materials, Inc.	Morgan Stanley	379	128,150	122,072	(4,035)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Materials — (continued)
Mosaic Co. (The)	Morgan Stanley	6,998	$339,835	$338,213	$3,761
MP Materials Corp.	Morgan Stanley	4,630	141,174	126,399	(12,870)
Newmont Corp.	Morgan Stanley	4,212	238,808	177,030	(55,814)
Nucor Corp.	Morgan Stanley	2,968	308,127	317,546	19,430
Nutrien Ltd. (Canada)	Morgan Stanley	764	57,584	63,702	8,364
Olin Corp.	Morgan Stanley	6,635	311,061	284,509	(19,451)
Orla Mining Ltd. (Canada)	Morgan Stanley	24	76	78	4
Packaging Corp. of America	Morgan Stanley	715	95,397	80,287	(12,936)
Pan American Silver Corp. (Canada)	Morgan Stanley	3,412	54,409	54,183	(996)
PPG Industries, Inc.	Morgan Stanley	1,699	211,633	188,062	(21,127)
Reliance Steel & Aluminum Co.	Morgan Stanley	537	92,476	93,658	3,451
Royal Gold, Inc.	Morgan Stanley	2,426	275,158	227,607	(46,185)
Sealed Air Corp.	Morgan Stanley	2,504	137,971	111,453	(21,989)
SSR Mining, Inc. (Canada)	Morgan Stanley	7,622	124,310	112,120	(11,039)
Steel Dynamics, Inc.	Morgan Stanley	805	54,727	57,115	3,426
Sylvamo Corp.	Morgan Stanley	1,416	50,514	48,002	(1,525)
Teck Resources Ltd., Class B (Canada)	Morgan Stanley	5,717	164,447	173,854	11,944
United States Steel Corp.	Morgan Stanley	11,117	225,893	201,440	(21,190)
Valhi, Inc.	Morgan Stanley	60	2,121	1,510	(580)
Warrior Met Coal, Inc.	Morgan Stanley	4,643	164,610	132,047	(24,375)
Westrock Co.	Morgan Stanley	4,531	187,822	139,963	(44,192)
Wheaton Precious Metals Corp. (Canada)	Morgan Stanley	762	23,732	24,658	1,171
Yamana Gold, Inc. (Canada)	Morgan Stanley	9,485	40,698	42,967	3,329

		255,198	8,771,809	7,949,957	(664,584)

Media & Entertainment
Activision Blizzard, Inc.	Morgan Stanley	4,004	283,053	297,657	19,663
Alphabet, Inc., Class A	Morgan Stanley	24,255	2,795,825	2,319,991	(438,139)
Bumble, Inc., Class A	Morgan Stanley	11,252	284,886	241,805	(39,239)
Charter Communications, Inc., Class A	Morgan Stanley	877	418,915	266,038	(147,228)
Cinemark Holdings, Inc.	Morgan Stanley	14,430	223,338	174,747	(45,771)
Comcast Corp., Class A	Morgan Stanley	10,043	394,250	294,561	(93,268)
Electronic Arts, Inc.	Morgan Stanley	804	95,457	93,031	(1,738)
Fox Corp., Class A	Morgan Stanley	6,736	224,076	206,660	(12,773)
Interpublic Group of Cos., Inc. (The)	Morgan Stanley	3,903	124,179	99,917	(12,194)
Live Nation Entertainment, Inc.	Morgan Stanley	495	37,211	37,640	931
Madison Square Garden Sports Corp.	Morgan Stanley	1,177	185,082	160,849	(21,738)
Match Group, Inc.	Morgan Stanley	7,384	599,524	352,586	(238,855)
Meta Platforms, Inc., Class A	Morgan Stanley	12,563	2,026,836	1,704,548	(294,961)
Netflix, Inc.	Morgan Stanley	4,240	873,781	998,266	141,118
News Corp., Class A	Morgan Stanley	6,248	110,030	94,407	(13,620)
Omnicom Group, Inc.	Morgan Stanley	1,977	137,228	124,729	(9,342)
Paramount Global, Class B	Morgan Stanley	2,972	63,551	56,587	(6,022)
PubMatic, Inc., Class A	Morgan Stanley	2,997	60,724	49,840	(10,251)
Sinclair Broadcast Group, Inc., Class A	Morgan Stanley	1,857	37,949	33,593	(3,472)
TripAdvisor, Inc.	Morgan Stanley	15,615	393,433	344,779	(43,349)
Twitter, Inc.	Morgan Stanley	2,895	108,238	126,917	20,139
Walt Disney Co. (The)	Morgan Stanley	7,722	832,120	728,416	(92,484)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Media & Entertainment — (continued)
ZipRecruiter, Inc., Class A	Morgan Stanley	3,046	$51,152	$50,259	$(202)
ZoomInfo Technologies, Inc.	Morgan Stanley	2,329	98,494	97,026	(961)

		149,821	10,459,332	8,954,849	(1,343,756)

Pharmaceuticals, Biotechnology & Life Sciences
AbbVie, Inc.	Morgan Stanley	86	12,308	11,542	(599)
AbCellera Biologics, Inc. (Canada)	Morgan Stanley	5,239	50,630	51,814	1,867
Aerie Pharmaceuticals, Inc.	Morgan Stanley	1,141	17,276	17,263	221
Agilent Technologies, Inc.	Morgan Stanley	434	56,344	52,753	(4,861)
Akero Therapeutics, Inc.	Morgan Stanley	76	2,114	2,588	503
Amphastar Pharmaceuticals, Inc.	Morgan Stanley	1,768	57,956	49,681	(8,440)
Apellis Pharmaceuticals, Inc.	Morgan Stanley	117	8,030	7,991	70
Avantor, Inc.	Morgan Stanley	1,880	53,122	36,848	(15,557)
Biogen, Inc.	Morgan Stanley	569	114,729	151,923	72,449
Bio-Rad Laboratories, Inc., Class A	Morgan Stanley	93	39,394	38,794	(68)
Bio-Techne Corp.	Morgan Stanley	183	54,807	51,972	(2,095)
Bristol-Myers Squibb Co.	Morgan Stanley	12,627	853,642	897,653	62,264
Catalyst Pharmaceuticals, Inc.	Morgan Stanley	4,286	53,927	54,989	1,791
Charles River Laboratories International, Inc.	Morgan Stanley	530	118,924	104,304	(16,614)
Corcept Therapeutics, Inc.	Morgan Stanley	2,073	36,288	53,152	17,354
Deciphera Pharmaceuticals, Inc.	Morgan Stanley	776	14,482	14,356	70
Dynavax Technologies Corp.	Morgan Stanley	11,959	137,932	124,852	(11,220)
Elanco Animal Health, Inc.	Morgan Stanley	20,335	323,830	252,357	(67,106)
Exelixis, Inc.	Morgan Stanley	42	666	659	2
Gilead Sciences, Inc.	Morgan Stanley	1,006	62,971	62,060	304
Global Blood Therapeutics, Inc.	Morgan Stanley	58	3,944	3,950	60
Harmony Biosciences Holdings, Inc.	Morgan Stanley	2,270	102,970	100,538	(1,166)
Illumina, Inc.	Morgan Stanley	2,452	521,891	467,817	(51,368)
IQVIA Holdings, Inc.	Morgan Stanley	172	31,705	31,156	(121)
Ironwood Pharmaceuticals, Inc.	Morgan Stanley	4,346	47,161	45,025	(1,756)
iTeos Therapeutics, Inc.	Morgan Stanley	28	537	533	5
Jazz Pharmaceuticals PLC (Ireland)	Morgan Stanley	190	25,113	25,325	552
Johnson & Johnson	Morgan Stanley	4,941	821,063	807,162	17,221
Karuna Therapeutics, Inc.	Morgan Stanley	80	19,231	17,994	(976)
Lyell Immunopharma, Inc.	Morgan Stanley	45	342	330	(7)
Maravai LifeSciences Holdings, Inc., Class A	Morgan Stanley	9,913	266,087	253,079	(11,902)
Merck & Co., Inc.	Morgan Stanley	8,925	718,751	768,621	87,049
Mettler-Toledo International, Inc.	Morgan Stanley	336	382,788	364,264	(13,362)
Moderna, Inc.	Morgan Stanley	9,473	1,220,963	1,120,182	(84,318)
Morphic Holding, Inc.	Morgan Stanley	920	27,795	26,036	(1,383)
Myovant Sciences Ltd. (Bermuda)	Morgan Stanley	1,941	33,555	34,860	1,759
PerkinElmer, Inc.	Morgan Stanley	1,831	262,518	220,324	(38,517)
Pfizer, Inc.	Morgan Stanley	17,888	854,321	782,779	(31,456)
Rhythm Pharmaceuticals, Inc.	Morgan Stanley	4	97	98	4
Sarepta Therapeutics, Inc.	Morgan Stanley	832	91,683	91,969	1,523
SIGA Technologies, Inc.	Morgan Stanley	31,892	402,023	328,488	(68,114)
Vertex Pharmaceuticals, Inc.	Morgan Stanley	1,474	423,458	426,782	9,034
Viatris, Inc.	Morgan Stanley	65,926	685,910	561,690	(106,481)
Vir Biotechnology, Inc.	Morgan Stanley	5,992	136,923	115,526	(19,550)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Pharmaceuticals, Biotechnology & Life Sciences — (continued)
West Pharmaceutical Services, Inc.	Morgan Stanley	1,709	$501,632	$420,551	$(74,317)
Zoetis, Inc.	Morgan Stanley	3,081	515,180	456,881	(50,015)

		241,939	10,167,013	9,509,511	(407,267)

Retailing
Academy Sports & Outdoors, Inc.	Morgan Stanley	279	11,948	11,768	(18)
Amazon.com, Inc.	Morgan Stanley	13,298	1,549,639	1,502,674	(26,071)
Arhaus, Inc.	Morgan Stanley	477	3,531	3,363	(120)
AutoZone, Inc.	Morgan Stanley	234	432,282	501,212	74,283
Bath & Body Works, Inc.	Morgan Stanley	10,119	301,874	329,879	33,821
Best Buy Co., Inc.	Morgan Stanley	147	11,153	9,311	(1,522)
Buckle, Inc. (The)	Morgan Stanley	3,722	112,486	117,839	8,397
Dillard’s, Inc., Class A	Morgan Stanley	283	74,004	77,191	4,231
eBay, Inc.	Morgan Stanley	10,047	511,553	369,830	(129,883)
Etsy, Inc.	Morgan Stanley	3,695	410,469	369,980	(34,953)
Group 1 Automotive, Inc.	Morgan Stanley	931	162,002	133,012	(26,230)
Home Depot, Inc. (The)	Morgan Stanley	1,541	458,274	425,224	(23,052)
LKQ Corp.	Morgan Stanley	8,699	447,407	410,158	(28,045)
Lowe’s Cos., Inc.	Morgan Stanley	1,565	289,955	293,923	9,200
MarineMax, Inc.	Morgan Stanley	2,808	114,482	83,650	(29,400)
Monro, Inc.	Morgan Stanley	50	2,173	2,173	30
Murphy USA, Inc.	Morgan Stanley	942	221,888	258,965	41,487
Nordstrom, Inc.	Morgan Stanley	10,952	196,639	183,227	(12,456)
ODP Corp. (The)	Morgan Stanley	2,856	97,621	100,388	3,972
Overstock.com, Inc.	Morgan Stanley	9,441	279,628	229,888	(45,968)
Penske Automotive Group, Inc.	Morgan Stanley	385	40,124	37,896	(1,036)
Ross Stores, Inc.	Morgan Stanley	6,502	540,649	547,924	16,994
Shutterstock, Inc.	Morgan Stanley	1,591	92,722	79,820	(10,969)
Signet Jewelers Ltd. (Bermuda)	Morgan Stanley	547	31,355	31,283	192
Target Corp.	Morgan Stanley	4,201	719,096	623,386	(77,208)
Ulta Beauty, Inc.	Morgan Stanley	937	348,282	375,915	33,220
Williams-Sonoma, Inc.	Morgan Stanley	190	22,738	22,392	(35)

		96,439	7,483,974	7,132,271	(221,139)

Semiconductors & Semiconductor Equipment
Alpha & Omega Semiconductor Ltd. (Bermuda)	Morgan Stanley	2,440	103,046	75,054	(27,651)
Amkor Technology, Inc.	Morgan Stanley	3,612	71,916	61,585	(9,276)
Applied Materials, Inc.	Morgan Stanley	6,951	715,264	569,495	(136,386)
Axcelis Technologies, Inc.	Morgan Stanley	6,092	348,901	368,932	24,489
Broadcom, Inc.	Morgan Stanley	957	478,698	424,918	(30,916)
Diodes, Inc.	Morgan Stanley	394	27,823	25,575	(2,650)
Enphase Energy, Inc.	Morgan Stanley	1,126	316,886	312,431	(181)
GlobalFoundries, Inc. (Cayman Islands)	Morgan Stanley	765	38,442	36,988	(935)
Lam Research Corp.	Morgan Stanley	539	214,344	197,274	(14,179)
Lattice Semiconductor Corp.	Morgan Stanley	3,326	168,625	163,672	(3,490)
MaxLinear, Inc.	Morgan Stanley	7,098	278,893	231,537	(43,595)
Microchip Technology, Inc.	Morgan Stanley	9,545	619,621	582,531	(27,663)
Micron Technology, Inc.	Morgan Stanley	19,481	1,224,154	975,998	(239,934)
Monolithic Power Systems, Inc.	Morgan Stanley	789	381,701	286,723	(89,191)
NVIDIA Corp.	Morgan Stanley	5,183	694,856	629,164	(56,216)
NXP Semiconductors NV (Netherlands)	Morgan Stanley	3,795	629,243	559,800	(57,312)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Semiconductors & Semiconductor Equipment — (continued)
ON Semiconductor Corp.	Morgan Stanley	7,309	$379,749	$455,570	$80,942
Onto Innovation, Inc.	Morgan Stanley	1,656	109,895	106,067	(2,619)
Photronics, Inc.	Morgan Stanley	11,329	203,593	165,630	(35,217)
Power Integrations, Inc.	Morgan Stanley	2,176	180,720	139,960	(37,501)
Qorvo, Inc.	Morgan Stanley	3,780	395,806	300,170	(90,299)
QUALCOMM, Inc.	Morgan Stanley	7,122	969,206	804,644	(140,177)
Rambus, Inc.	Morgan Stanley	7,610	180,987	193,446	14,745
Semtech Corp.	Morgan Stanley	5,873	332,848	172,725	(155,635)
Silicon Laboratories, Inc.	Morgan Stanley	3,430	496,120	423,399	(69,719)
Skyworks Solutions, Inc.	Morgan Stanley	2,222	224,833	189,470	(31,968)
Synaptics, Inc.	Morgan Stanley	3,276	452,975	324,357	(122,510)
Teradyne, Inc.	Morgan Stanley	908	78,020	68,236	(8,695)
Universal Display Corp.	Morgan Stanley	1,199	124,908	113,126	(9,897)

		129,983	10,442,073	8,958,477	(1,323,636)

Software & Services
Accenture PLC, Class A (Ireland)	Morgan Stanley	4,849	1,332,470	1,247,648	(61,242)
Adobe, Inc.	Morgan Stanley	5,807	1,873,796	1,598,086	(250,445)
Akamai Technologies, Inc.	Morgan Stanley	3,547	323,070	284,895	(33,818)
Amdocs Ltd. (Guernsey)	Morgan Stanley	355	29,339	28,205	(905)
ANSYS, Inc.	Morgan Stanley	545	139,283	120,827	(16,578)
Autodesk, Inc.	Morgan Stanley	2,754	501,074	514,447	14,024
Automatic Data Processing, Inc.	Morgan Stanley	2,143	486,457	484,725	10,014
Bentley Systems, Inc., Class B	Morgan Stanley	4,222	150,546	129,151	(19,301)
Bill.com Holdings, Inc.	Morgan Stanley	1,249	203,578	165,330	(35,502)
BlackBerry Ltd. (Canada)	Morgan Stanley	20,471	119,024	96,214	(21,515)
Box, Inc., Class A	Morgan Stanley	1,285	34,256	31,341	(2,645)
Broadridge Financial Solutions, Inc.	Morgan Stanley	1,560	251,801	225,139	(22,860)
Cadence Design Systems, Inc.	Morgan Stanley	763	126,369	124,697	(1,181)
Ceridian HCM Holding, Inc.	Morgan Stanley	6,732	405,162	376,184	(23,514)
Citrix Systems, Inc.	Morgan Stanley	1,558	158,544	162,032	5,627
Concentrix Corp.	Morgan Stanley	350	43,637	39,071	(3,908)
Datadog, Inc., Class A	Morgan Stanley	1,144	129,308	101,564	(26,000)
Descartes Systems Group, Inc. (The) (Canada)	Morgan Stanley	904	57,238	57,431	966
Dolby Laboratories, Inc., Class A	Morgan Stanley	908	61,325	59,156	(1,342)
Dropbox, Inc., Class A	Morgan Stanley	13,667	307,338	283,180	(20,352)
DXC Technology Co.	Morgan Stanley	6,842	219,484	167,492	(49,032)
Dynatrace, Inc.	Morgan Stanley	4,016	142,404	139,797	(687)
Elastic NV (Netherlands)	Morgan Stanley	2,226	166,591	159,693	(5,451)
Euronet Worldwide, Inc.	Morgan Stanley	1,671	155,483	126,595	(26,791)
EverCommerce, Inc.	Morgan Stanley	9	101	98	—
FleetCor Technologies, Inc.	Morgan Stanley	943	194,705	166,128	(25,951)
Fortinet, Inc.	Morgan Stanley	9,648	443,493	474,006	36,493
Gartner, Inc.	Morgan Stanley	622	166,543	172,101	7,765
Gitlab, Inc., Class A	Morgan Stanley	583	26,195	29,861	4,212
Global Payments, Inc.	Morgan Stanley	917	100,407	99,082	29
GoDaddy, Inc., Class A	Morgan Stanley	1,540	120,432	109,155	(10,119)
HubSpot, Inc.	Morgan Stanley	390	132,189	105,347	(25,059)
InterDigital, Inc.	Morgan Stanley	3,426	205,513	138,479	(62,883)
Intuit, Inc.	Morgan Stanley	489	199,367	189,399	(7,272)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Software & Services — (continued)
Jack Henry & Associates, Inc.	Morgan Stanley	80	$14,710	$14,582	$71
Kyndryl Holdings, Inc.	Morgan Stanley	336	2,885	2,779	(67)
Manhattan Associates, Inc.	Morgan Stanley	610	69,732	81,148	12,564
Mastercard, Inc., Class A	Morgan Stanley	1,336	415,176	379,878	(31,134)
Maximus, Inc.	Morgan Stanley	605	37,862	35,011	(2,176)
Microsoft Corp.	Morgan Stanley	6,393	1,606,524	1,488,930	(114,608)
NCR Corp.	Morgan Stanley	10,232	297,746	194,510	(99,220)
NortonLifeLock, Inc.	Morgan Stanley	4,594	107,878	92,523	(12,447)
Nutanix, Inc., Class A	Morgan Stanley	7,557	167,520	157,412	(7,848)
Open Text Corp. (Canada)	Morgan Stanley	1,778	53,120	47,010	(5,311)
Oracle Corp.	Morgan Stanley	13,483	969,455	823,407	(119,700)
Paychex, Inc.	Morgan Stanley	3,943	457,756	442,444	(9,851)
Paycom Software, Inc.	Morgan Stanley	1,231	356,785	406,218	56,529
Paycor HCM, Inc.	Morgan Stanley	20	600	591	1
Paylocity Holding Corp.	Morgan Stanley	248	59,240	59,912	1,471
PAYONEER GLOBAL INC.	Morgan Stanley	236	1,428	1,428	20
PayPal Holdings, Inc.	Morgan Stanley	15,534	1,155,086	1,337,011	197,500
Ping Identity Holding Corp.	Morgan Stanley	987	27,814	27,705	267
Procore Technologies, Inc.	Morgan Stanley	234	11,848	11,578	(110)
Roper Technologies, Inc.	Morgan Stanley	648	252,416	233,047	(15,777)
Sabre Corp.	Morgan Stanley	8,833	65,776	45,490	(19,398)
Salesforce, Inc.	Morgan Stanley	5,253	823,489	755,592	(56,794)
ServiceNow, Inc.	Morgan Stanley	2,144	980,452	809,596	(157,636)
Shift4 Payments, Inc., Class A	Morgan Stanley	6,861	318,236	306,069	(7,875)
Snowflake, Inc., Class A	Morgan Stanley	3,636	676,089	617,975	(48,998)
Sprout Social, Inc., Class A	Morgan Stanley	136	8,370	8,252	(4)
SPS Commerce, Inc.	Morgan Stanley	234	24,088	29,070	6,049
Synopsys, Inc.	Morgan Stanley	801	230,416	244,714	17,405
Trade Desk, Inc. (The), Class A	Morgan Stanley	6,450	318,745	385,388	69,053
VeriSign, Inc.	Morgan Stanley	2,249	409,689	390,651	(14,951)
Verra Mobility Corp.	Morgan Stanley	7,987	124,990	122,760	(680)
Visa, Inc., Class A	Morgan Stanley	639	119,870	113,518	(4,906)
Workiva, Inc.	Morgan Stanley	92	7,116	7,158	139
Zoom Video Communications, Inc., Class A	Morgan Stanley	277	27,159	20,384	(6,477)
Zscaler, Inc.	Morgan Stanley	2,112	369,892	347,149	(17,755)

		225,924	19,576,480	18,247,446	(1,067,877)

Technology Hardware & Equipment
Amphenol Corp., Class A	Morgan Stanley	5,612	395,807	375,780	(13,614)
Apple, Inc.	Morgan Stanley	11,995	1,716,465	1,657,709	(30,756)
Avnet, Inc.	Morgan Stanley	4,847	207,503	175,074	(28,574)
CDW Corp.	Morgan Stanley	1,556	259,782	242,860	(11,917)
Cisco Systems, Inc.	Morgan Stanley	26,582	1,155,718	1,063,280	(68,964)
Coherent Corp.	Morgan Stanley	4,034	176,590	140,585	(33,624)
Corning, Inc.	Morgan Stanley	3,664	118,980	106,329	(6,580)
Dell Technologies, Inc., Class C	Morgan Stanley	1,361	57,675	46,505	(11,790)
EchoStar Corp., Class A	Morgan Stanley	12,206	316,441	201,033	(111,141)
Extreme Networks, Inc.	Morgan Stanley	6,854	71,750	89,582	18,813
F5, Inc.	Morgan Stanley	2,137	327,016	309,288	(13,648)
Hewlett Packard Enterprise Co.	Morgan Stanley	32,270	490,437	386,595	(90,332)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Technology Hardware & Equipment — (continued)
HP,Inc.	Morgan Stanley	14,470	$459,655	$360,592	$(90,035)
IonQ, Inc.	Morgan Stanley	16,871	95,715	85,536	(8,887)
Jabil, Inc.	Morgan Stanley	664	39,292	38,319	(442)
Keysight Technologies, Inc.	Morgan Stanley	456	66,726	71,756	5,930
Lumentum Holdings, Inc.	Morgan Stanley	1,176	83,321	80,638	(1,559)
NetApp, Inc.	Morgan Stanley	3,560	237,356	220,186	(1,043)
NetScout Systems, Inc.	Morgan Stanley	1,081	33,018	33,857	1,306
Pure Storage, Inc., Class A	Morgan Stanley	6,999	190,278	191,563	3,194
Seagate Technology Holdings PLC (Ireland)	Morgan Stanley	3,021	214,573	160,808	(49,092)
TE Connectivity Ltd. (Switzerland)	Morgan Stanley	2,776	348,679	306,359	(35,040)
Trimble, Inc.	Morgan Stanley	2,818	162,067	152,933	(6,948)
Viavi Solutions, Inc.	Morgan Stanley	6,035	83,399	78,757	(3,517)
Vishay Intertechnology, Inc.	Morgan Stanley	2,178	42,749	38,747	(2,656)
Western Digital Corp.	Morgan Stanley	4,088	159,683	133,064	(24,465)
Zebra Technologies Corp., Class A	Morgan Stanley	1,230	427,705	322,272	(99,665)

		180,541	7,938,380	7,070,007	(715,046)

Telecommunication Services
AT&T, Inc.	Morgan Stanley	20,713	371,257	317,737	(40,419)
BCE, Inc. (Canada)	Morgan Stanley	1,490	72,750	62,491	(8,305)
Iridium Communications, Inc.	Morgan Stanley	812	27,904	36,028	8,502
Lumen Technologies, Inc.	Morgan Stanley	10,974	124,545	79,891	(28,162)
T-Mobile US, Inc.	Morgan Stanley	3,983	474,031	534,399	66,587
Verizon Communications, Inc.	Morgan Stanley	12,845	571,941	487,725	(78,462)

		50,817	1,642,428	1,518,271	(80,259)

Transportation
American Airlines Group, Inc.	Morgan Stanley	7,837	104,235	94,357	(9,711)
ArcBest Corp.	Morgan Stanley	5,418	224,887	394,051	175,734
CSX Corp.	Morgan Stanley	7,695	229,834	204,995	(17,566)
Expeditors International of Washington, Inc.	Morgan Stanley	6,708	602,764	592,383	9,433
FedEx Corp.	Morgan Stanley	3,450	645,841	512,222	(122,531)
Forward Air Corp.	Morgan Stanley	451	43,796	40,707	(2,391)
Golden Ocean Group Ltd. (Bermuda)	Morgan Stanley	13,631	129,186	101,824	(21,827)
Hub Group, Inc., Class A	Morgan Stanley	484	39,130	33,386	(5,216)
Knight-Swift Transportation Holdings, Inc.	Morgan Stanley	1,339	65,392	65,517	1,039
Matson, Inc.	Morgan Stanley	2,006	169,014	123,409	(42,105)
Norfolk Southern Corp.	Morgan Stanley	853	209,427	178,831	(26,575)
Old Dominion Freight Line, Inc.	Morgan Stanley	1,450	381,268	360,717	(17,500)
Saia, Inc.	Morgan Stanley	885	166,934	168,150	3,105
Schneider National, Inc., Class B	Morgan Stanley	63	1,305	1,279	4
Southwest Airlines Co.	Morgan Stanley	8,928	310,030	275,340	(30,510)
Uber Technologies, Inc.	Morgan Stanley	6,084	180,280	161,226	(16,623)
Union Pacific Corp.	Morgan Stanley	2,179	469,152	424,513	(30,826)
United Parcel Service, Inc., Class B	Morgan Stanley	1,184	227,455	191,263	(32,060)
XPO Logistics, Inc.	Morgan Stanley	1,905	96,921	84,811	(10,803)

		72,550	4,296,851	4,008,981	(196,929)

Utilities
AES Corp. (The)	Morgan Stanley	6,049	132,348	136,707	8,299
American Water Works Co., Inc.	Morgan Stanley	246	35,975	32,019	(3,470)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Utilities — (continued)
Constellation Energy Corp.	Morgan Stanley	6,158	$300,512	$512,284	$217,885
DTE Energy Co.	Morgan Stanley	1,749	212,344	201,222	(4,526)
Exelon Corp.	Morgan Stanley	16,925	770,760	634,011	(116,691)
MGE Energy, Inc.	Morgan Stanley	24	1,670	1,575	(72)
National Fuel Gas Co.	Morgan Stanley	1,361	97,419	83,770	(11,689)
NRG Energy, Inc.	Morgan Stanley	18,317	638,106	700,992	114,082
Otter Tail Corp.	Morgan Stanley	1,691	118,616	104,030	(12,386)
Public Service Enterprise Group, Inc.	Morgan Stanley	7,671	518,795	431,340	(72,856)
Southern Co. (The)	Morgan Stanley	3,898	300,750	265,064	(29,221)

		64,089	3,127,295	3,103,014	89,355

Total Reference Entity — Long			145,853,903	135,477,720	(7,396,366)

Short
Automobiles & Components
Adient PLC (Ireland)	Morgan Stanley	(15,722)	(736,181)	(436,285)	298,193
Aptiv PLC (Jersey)	Morgan Stanley	(4,998)	(530,525)	(390,894)	141,893
Dana, Inc.	Morgan Stanley	(53,694)	(1,128,188)	(613,722)	497,743
Fox Factory Holding Corp.	Morgan Stanley	(4,244)	(499,817)	(335,616)	163,893
Gentherm, Inc.	Morgan Stanley	(4,794)	(294,796)	(238,406)	55,709
Goodyear Tire & Rubber Co. (The)	Morgan Stanley	(8,838)	(204,806)	(89,175)	115,158
LCI Industries	Morgan Stanley	(5,603)	(821,958)	(568,480)	228,482
Lear Corp.	Morgan Stanley	(2,061)	(313,605)	(246,681)	67,966
Luminar Technologies, Inc.	Morgan Stanley	(27,167)	(178,217)	(197,912)	(20,106)
Patrick Industries, Inc.	Morgan Stanley	(3,506)	(309,045)	(153,703)	150,980
QuantumScape Corp.	Morgan Stanley	(19,582)	(179,583)	(164,685)	14,484
Standard Motor Products, Inc.	Morgan Stanley	(5,480)	(220,885)	(178,100)	41,239
Tenneco, Inc., Class A	Morgan Stanley	(23,539)	(442,977)	(409,343)	32,610

		(179,228)	(5,860,583)	(4,023,002)	1,788,244

Capital Goods
AAON, Inc.	Morgan Stanley	(11,918)	(665,283)	(642,142)	20,046
Acuity Brands, Inc.	Morgan Stanley	(5,951)	(1,081,269)	(937,104)	141,577
Aerojet Rocketdyne Holdings, Inc.	Morgan Stanley	(17,863)	(765,613)	(714,341)	49,502
AeroVironment, Inc.	Morgan Stanley	(5,448)	(477,903)	(454,145)	20,888
AGCO Corp.	Morgan Stanley	(2,081)	(267,787)	(200,130)	58,316
Alamo Group, Inc.	Morgan Stanley	(1,150)	(133,970)	(140,610)	(7,117)
Allison Transmission Holdings, Inc.	Morgan Stanley	(4,040)	(137,989)	(136,390)	1,280
American Woodmark Corp.	Morgan Stanley	(8,885)	(580,898)	(389,696)	190,389
API Group Corp.	Morgan Stanley	(26,379)	(436,989)	(350,049)	85,930
Arcosa, Inc.	Morgan Stanley	(7,023)	(432,149)	(401,575)	27,501
Array Technologies, Inc.	Morgan Stanley	(15,361)	(159,838)	(254,685)	(98,150)
Astec Industries, Inc.	Morgan Stanley	(2,069)	(81,259)	(64,532)	16,494
AZEK Co., Inc. (The)	Morgan Stanley	(93,291)	(2,894,194)	(1,550,496)	1,337,004
AZZ, Inc.	Morgan Stanley	(3,157)	(131,100)	(115,262)	15,475
Ballard Power Systems, Inc. (Canada)	Morgan Stanley	(141,803)	(1,631,715)	(867,834)	760,107
Beacon Roofing Supply, Inc.	Morgan Stanley	(33,130)	(1,915,047)	(1,812,874)	97,745
Boeing Co. (The)	Morgan Stanley	(1,759)	(358,193)	(212,980)	144,385
BWX Technologies, Inc.	Morgan Stanley	(17,557)	(1,038,376)	(884,346)	140,897
Cadre Holdings, Inc.	Morgan Stanley	(4,816)	(119,091)	(115,873)	2,857

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
CAE, Inc. (Canada)	Morgan Stanley	(5,267)	$(95,719)	$(80,743)	$14,755
Caterpillar, Inc.	Morgan Stanley	(1,560)	(306,906)	(255,965)	60,276
Columbus McKinnon Corp.	Morgan Stanley	(7,368)	(321,390)	(192,747)	126,811
Comfort Systems USA, Inc.	Morgan Stanley	(4,563)	(407,296)	(444,117)	(39,045)
Construction Partners, Inc., Class A	Morgan Stanley	(24,334)	(709,128)	(638,281)	68,841
Core & Main, Inc., Class A	Morgan Stanley	(11,408)	(252,939)	(259,418)	(7,063)
CSW Industrials, Inc.	Morgan Stanley	(1,657)	(192,450)	(198,509)	(6,667)
Curtiss-Wright Corp.	Morgan Stanley	(3,925)	(560,190)	(546,203)	11,653
Energy Recovery, Inc.	Morgan Stanley	(13,182)	(283,532)	(286,577)	(3,823)
EnerSys	Morgan Stanley	(22,325)	(1,704,925)	(1,298,645)	389,116
ESCO Technologies, Inc.	Morgan Stanley	(2,730)	(201,940)	(200,491)	640
Evoqua Water Technologies Corp.	Morgan Stanley	(28,924)	(1,044,443)	(956,517)	85,512
Federal Signal Corp.	Morgan Stanley	(9,318)	(322,249)	(347,748)	(27,969)
Flowserve Corp.	Morgan Stanley	(14,264)	(509,502)	(346,615)	155,800
Fortune Brands Home & Security, Inc.	Morgan Stanley	(17,933)	(1,226,659)	(962,823)	260,679
Franklin Electric Co., Inc.	Morgan Stanley	(8,873)	(728,148)	(725,013)	(3,024)
FuelCell Energy, Inc.	Morgan Stanley	(91,265)	(353,681)	(311,214)	41,659
Gates Industrial Corp. PLC (United Kingdom)	Morgan Stanley	(32,877)	(390,824)	(320,880)	69,041
Gibraltar Industries, Inc.	Morgan Stanley	(11,387)	(690,851)	(466,070)	223,184
GMS, Inc.	Morgan Stanley	(8,389)	(481,969)	(335,644)	145,212
Granite Construction, Inc.	Morgan Stanley	(7,307)	(231,939)	(185,525)	43,910
Great Lakes Dredge & Dock Corp.	Morgan Stanley	(15,327)	(228,144)	(116,179)	111,544
Greenbrier Cos., Inc. (The)	Morgan Stanley	(2,822)	(124,024)	(68,490)	53,032
Griffon Corp.	Morgan Stanley	(6,403)	(167,023)	(189,017)	(39,882)
Hayward Holdings, Inc.	Morgan Stanley	(38,423)	(431,857)	(340,812)	90,047
Herc Holdings, Inc.	Morgan Stanley	(9,972)	(1,074,439)	(1,035,891)	28,510
Hillenbrand, Inc.	Morgan Stanley	(8,231)	(362,929)	(302,242)	58,463
IDEX Corp.	Morgan Stanley	(1,891)	(383,331)	(377,916)	4,529
Ingersoll Rand, Inc.	Morgan Stanley	(4,099)	(206,040)	(177,323)	33,372
JELD-WEN Holding, Inc.	Morgan Stanley	(103,967)	(1,752,400)	(909,711)	838,637
Kadant, Inc.	Morgan Stanley	(236)	(40,030)	(39,367)	571
Kratos Defense & Security Solutions, Inc.	Morgan Stanley	(78,819)	(1,333,080)	(800,801)	529,197
Lennox International, Inc.	Morgan Stanley	(7,283)	(1,685,184)	(1,621,706)	48,598
Lindsay Corp.	Morgan Stanley	(1,061)	(176,003)	(152,020)	22,218
MasTec, Inc.	Morgan Stanley	(20,827)	(1,694,064)	(1,322,514)	367,632
Maxar Technologies, Inc.	Morgan Stanley	(16,036)	(377,271)	(300,194)	76,093
MDU Resources Group, Inc.	Morgan Stanley	(29,988)	(890,524)	(820,172)	47,622
Mercury Systems, Inc.	Morgan Stanley	(34,312)	(2,127,799)	(1,393,067)	729,812
Middleby Corp. (The)	Morgan Stanley	(14,964)	(2,296,417)	(1,917,936)	373,141
MRC Global, Inc.	Morgan Stanley	(33,305)	(342,370)	(239,463)	102,147
Mueller Water Products, Inc., Class A	Morgan Stanley	(56,443)	(655,076)	(579,670)	71,530
MYR Group, Inc.	Morgan Stanley	(1,435)	(129,495)	(121,588)	7,619
Oshkosh Corp.	Morgan Stanley	(15,609)	(1,277,427)	(1,097,157)	175,284
Parsons Corp.	Morgan Stanley	(6,758)	(280,914)	(264,914)	15,352
PGT Innovations, Inc.	Morgan Stanley	(16,703)	(356,210)	(350,095)	4,396
Primoris Services Corp.	Morgan Stanley	(40,550)	(1,018,727)	(658,937)	349,367
Proto Labs, Inc.	Morgan Stanley	(8,794)	(1,472,045)	(320,365)	1,154,130
Regal Rexnord Corp.	Morgan Stanley	(8,334)	(1,240,058)	(1,169,760)	58,417
Resideo Technologies, Inc.	Morgan Stanley	(9,936)	(202,734)	(189,380)	12,886
Rush Enterprises, Inc., Class A	Morgan Stanley	(1,248)	(55,199)	(54,737)	337

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
Sensata Technologies Holding PLC (United Kingdom)	Morgan Stanley	(14,744)	$(863,686)	$(549,656)	$309,376
Shoals Technologies Group, Inc., Class A	Morgan Stanley	(4,236)	(147,992)	(91,286)	56,365
Simpson Manufacturing Co., Inc.	Morgan Stanley	(4,489)	(456,594)	(351,938)	103,601
SiteOne Landscape Supply, Inc.	Morgan Stanley	(11,341)	(1,471,361)	(1,181,052)	286,908
SPX Technologies, Inc.	Morgan Stanley	(5,683)	(335,736)	(313,815)	21,145
Stanley Black & Decker, Inc.	Morgan Stanley	(48,680)	(6,533,945)	(3,661,223)	2,783,209
Tennant Co.	Morgan Stanley	(2,677)	(164,486)	(151,411)	11,996
Terex Corp.	Morgan Stanley	(4,233)	(148,919)	(125,889)	23,750
Textainer Group Holdings Ltd. (Bermuda)	Morgan Stanley	(12,314)	(431,078)	(330,754)	87,446
Timken Co. (The)	Morgan Stanley	(5,446)	(355,080)	(321,532)	31,649
Toro Co. (The)	Morgan Stanley	(14,832)	(1,268,439)	(1,282,671)	(21,206)
United Rentals, Inc.	Morgan Stanley	(1,011)	(397,391)	(273,091)	123,382
Univar Solutions, Inc.	Morgan Stanley	(22,577)	(635,888)	(513,401)	121,017
Valmont Industries, Inc.	Morgan Stanley	(742)	(192,428)	(199,316)	(9,026)
Vertiv Holdings Co.	Morgan Stanley	(104,650)	(1,364,307)	(1,017,198)	343,955
Vicor Corp.	Morgan Stanley	(4,326)	(315,167)	(255,840)	58,691
Virgin Galactic Holdings, Inc.	Morgan Stanley	(56,695)	(303,806)	(267,033)	36,071
WESCO International, Inc.	Morgan Stanley	(13,128)	(1,718,171)	(1,567,221)	146,833
WillScot Mobile Mini Holdings Corp.	Morgan Stanley	(5,156)	(185,410)	(207,941)	(22,959)
Woodward, Inc.	Morgan Stanley	(2,285)	(237,472)	(183,394)	56,143

		(1,665,558)	(64,233,513)	(49,381,895)	14,487,571

Commercial & Professional Services
ABM Industries, Inc.	Morgan Stanley	(30,996)	(1,357,187)	(1,184,977)	166,565
Alight, Inc., Class A	Morgan Stanley	(146,032)	(1,197,096)	(1,070,415)	123,913
BRADY CORP	Morgan Stanley	(110)	(4,623)	(4,590)	3,911
BrightView Holdings, Inc.	Morgan Stanley	(2,528)	(24,499)	(20,072)	4,371
Clarivate PLC (Jersey)	Morgan Stanley	(12,011)	(310,958)	(112,783)	197,456
Clean Harbors, Inc.	Morgan Stanley	(4,085)	(389,088)	(449,268)	(64,899)
CoStar Group, Inc.	Morgan Stanley	(2,651)	(264,176)	(184,642)	78,923
Deluxe Corp.	Morgan Stanley	(2,194)	(88,947)	(36,530)	49,277
Driven Brands Holdings, Inc.	Morgan Stanley	(19,043)	(588,157)	(532,823)	53,974
Dun & Bradstreet Holdings, Inc.	Morgan Stanley	(41,170)	(815,932)	(510,096)	301,891
FTI Consulting, Inc.	Morgan Stanley	(10,953)	(1,804,374)	(1,815,022)	(14,820)
GFL Environmental, Inc. (Canada)	Morgan Stanley	(9,549)	(377,949)	(241,494)	135,247
Healthcare Services Group, Inc.	Morgan Stanley	(28,580)	(455,980)	(345,532)	100,623
HireRight Holdings Corp.	Morgan Stanley	(311)	(4,907)	(4,746)	150
HNI Corp.	Morgan Stanley	(7,190)	(254,912)	(190,607)	60,896
Huron Consulting Group, Inc.	Morgan Stanley	(3,850)	(237,169)	(255,062)	(18,441)
ICF International, Inc.	Morgan Stanley	(2,425)	(239,669)	(264,373)	(25,863)
Insperity, Inc.	Morgan Stanley	(677)	(84,528)	(69,115)	12,551
Jacobs Solutions, Inc.	Morgan Stanley	(6,617)	(861,870)	(717,878)	143,937
KAR Auction Services, Inc.	Morgan Stanley	(25,369)	(360,917)	(283,372)	76,711
Leidos Holdings, Inc.	Morgan Stanley	(3,637)	(382,690)	(318,128)	61,186
ManpowerGroup, Inc.	Morgan Stanley	(6,422)	(496,482)	(415,439)	81,027
MillerKnoll, Inc.	Morgan Stanley	(24,264)	(894,410)	(378,518)	500,360
Republic Services, Inc.	Morgan Stanley	(13,374)	(1,943,750)	(1,819,399)	113,516
Stantec, Inc. (Canada)	Morgan Stanley	(57)	(2,511)	(2,498)	5
Steelcase, Inc., Class A	Morgan Stanley	(16,988)	(192,136)	(110,762)	78,451
Stericycle, Inc.	Morgan Stanley	(8,210)	(431,163)	(345,723)	84,875

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Commercial & Professional Services — (continued)
TransUnion	Morgan Stanley	(4,920)	$(397,916)	$(292,691)	$113,944
TrueBlue, Inc.	Morgan Stanley	(2,167)	(62,139)	(41,346)	20,650
UniFirst Corp.	Morgan Stanley	(4,215)	(788,913)	(709,089)	75,102
Upwork, Inc.	Morgan Stanley	(59,706)	(2,047,973)	(813,196)	1,230,041
Viad Corp.	Morgan Stanley	(3,126)	(140,686)	(98,719)	42,131

		(503,427)	(17,503,707)	(13,638,905)	3,787,661

Consumer Durables & Apparel
Acushnet Holdings Corp.	Morgan Stanley	(8,555)	(398,067)	(372,057)	23,626
BRP, Inc. (Canada)	Morgan Stanley	(3,268)	(221,026)	(201,178)	18,457
Brunswick Corp.	Morgan Stanley	(20,122)	(1,741,426)	(1,316,985)	403,920
Canada Goose Holdings, Inc. (Canada)	Morgan Stanley	(17,286)	(683,055)	(263,439)	422,494
Carter’s, Inc.	Morgan Stanley	(5,038)	(454,579)	(330,140)	115,563
Columbia Sportswear Co.	Morgan Stanley	(3,420)	(252,902)	(230,166)	21,413
Crocs, Inc.	Morgan Stanley	(5,613)	(317,529)	(385,389)	(68,780)
G-III Apparel Group Ltd.	Morgan Stanley	(3,261)	(52,185)	(48,752)	3,313
Gildan Activewear, Inc. (Canada)	Morgan Stanley	(13,196)	(410,746)	(373,051)	33,162
Hanesbrands, Inc.	Morgan Stanley	(77,793)	(952,032)	(541,439)	391,960
Helen of Troy Ltd. (Bermuda)	Morgan Stanley	(8,075)	(1,434,823)	(778,753)	652,753
Installed Building Products, Inc.	Morgan Stanley	(1,822)	(250,345)	(147,564)	98,345
iRobot Corp.	Morgan Stanley	(9,903)	(649,163)	(557,836)	88,917
La-Z-Boy, Inc.	Morgan Stanley	(7,249)	(257,540)	(163,610)	89,477
Mattel, Inc.	Morgan Stanley	(35,127)	(794,197)	(665,305)	127,519
Mohawk Industries, Inc.	Morgan Stanley	(2,285)	(286,703)	(208,369)	93,620
Newell Brands, Inc.	Morgan Stanley	(11,662)	(241,588)	(161,985)	76,363
Peloton Interactive, Inc., Class A	Morgan Stanley	(72,301)	(3,747,528)	(501,046)	3,237,816
Polaris, Inc.	Morgan Stanley	(14,899)	(1,713,564)	(1,425,089)	257,827
Ralph Lauren Corp.	Morgan Stanley	(2,628)	(247,551)	(223,196)	21,813
Skechers USA, Inc., Class A	Morgan Stanley	(16,885)	(800,870)	(535,592)	263,426
Snap One Holdings Corp.	Morgan Stanley	(747)	(8,185)	(7,575)	592
Sturm Ruger & Co., Inc.	Morgan Stanley	(559)	(28,539)	(28,392)	82
Tempur Sealy International, Inc.	Morgan Stanley	(34,579)	(935,578)	(834,737)	97,930
Topgolf Callaway Brands Corp.	Morgan Stanley	(44,089)	(1,113,038)	(849,154)	261,311
VF Corp.	Morgan Stanley	(13,320)	(496,580)	(398,401)	95,166
Wolverine World Wide, Inc.	Morgan Stanley	(36,008)	(909,222)	(554,163)	342,857
YETI Holdings, Inc.	Morgan Stanley	(17,752)	(1,017,788)	(506,287)	509,148

		(487,442)	(20,416,349)	(12,609,650)	7,680,090

Consumer Services
Accel Entertainment, Inc.	Morgan Stanley	(5,034)	(47,757)	(39,316)	8,332
ADT, Inc.	Morgan Stanley	(86,116)	(818,271)	(645,009)	154,550
Aramark	Morgan Stanley	(29,306)	(1,071,621)	(914,347)	154,116
Bally’s Corp.	Morgan Stanley	(11,774)	(759,757)	(232,654)	540,709
Brinker International, Inc.	Morgan Stanley	(10,433)	(277,540)	(260,616)	16,282
Chegg, Inc.	Morgan Stanley	(38,938)	(786,918)	(820,424)	(37,929)
Churchill Downs, Inc.	Morgan Stanley	(1,245)	(263,886)	(229,267)	34,272
Cracker Barrel Old Country Store, Inc.	Morgan Stanley	(2,793)	(297,829)	(258,576)	38,565
Darden Restaurants, Inc.	Morgan Stanley	(4,009)	(521,307)	(506,417)	14,481
DraftKings, Inc., Class A	Morgan Stanley	(35,103)	(1,517,295)	(531,459)	982,327
Dutch Bros, Inc., Class A	Morgan Stanley	(1,167)	(37,917)	(36,352)	1,478
Frontdoor, Inc.	Morgan Stanley	(8,855)	(232,828)	(180,553)	51,976

The accompanying notes are an integral part of the financial statements.

52

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Services — (continued)
Grand Canyon Education, Inc.	Morgan Stanley	(268)	$(22,187)	$(22,043)	$93
Jack in the Box, Inc.	Morgan Stanley	(10,684)	(710,644)	(791,364)	(87,033)
Krispy Kreme, Inc.	Morgan Stanley	(5,083)	(60,125)	(58,607)	1,380
Life Time Group Holdings, Inc.	Morgan Stanley	(185)	(1,836)	(1,804)	29
Mister Car Wash, Inc.	Morgan Stanley	(68,150)	(773,730)	(584,727)	187,214
Norwegian Cruise Line Holdings Ltd. (Bermuda)	Morgan Stanley	(3,793)	(111,164)	(43,088)	67,819
Penn Entertainment, Inc.	Morgan Stanley	(2,419)	(66,734)	(66,547)	34
Planet Fitness, Inc., Class A	Morgan Stanley	(15,705)	(1,139,184)	(905,550)	235,398
Red Rock Resorts, Inc., Class A	Morgan Stanley	(14,506)	(575,517)	(496,976)	74,276
Royal Caribbean Cruises Ltd. (Liberia)	Morgan Stanley	(19,777)	(1,259,751)	(749,548)	507,623
Shake Shack, Inc., Class A	Morgan Stanley	(6,569)	(651,288)	(295,474)	367,699
Target Hospitality Corp.	Morgan Stanley	(37,637)	(495,209)	(474,979)	19,086
Texas Roadhouse, Inc.	Morgan Stanley	(963)	(85,628)	(84,031)	1,744
Wendy’s Co. (The)	Morgan Stanley	(83,905)	(1,856,735)	(1,568,184)	259,711
Wingstop, Inc.	Morgan Stanley	(4,727)	(841,573)	(592,860)	231,488
Wynn Resorts Ltd.	Morgan Stanley	(9,964)	(652,514)	(628,031)	22,975

		(519,108)	(15,936,745)	(12,018,803)	3,848,695

Diversified Financials
Blackstone, Inc.	Morgan Stanley	(3,622)	(325,868)	(303,161)	21,954
Blucora, Inc.	Morgan Stanley	(18,220)	(362,725)	(352,375)	9,512
Cboe Global Markets, Inc.	Morgan Stanley	(1,934)	(226,618)	(226,994)	(899)
Coinbase Global, Inc., Class A	Morgan Stanley	(8,836)	(760,965)	(569,834)	189,372
SEI Investments Co.	Morgan Stanley	(3,611)	(198,426)	(177,120)	21,180
WisdomTree Investments, Inc.	Morgan Stanley	(43,433)	(246,138)	(203,266)	40,475

		(79,656)	(2,120,740)	(1,832,750)	281,594

Energy
Antero Midstream Corp.	Morgan Stanley	(13,883)	(139,976)	(127,446)	12,207
Archrock, Inc.	Morgan Stanley	(9,530)	(65,075)	(61,183)	4,287
Cactus, Inc., Class A	Morgan Stanley	(315)	(12,443)	(12,105)	320
California Resources Corp.	Morgan Stanley	(23,685)	(1,034,256)	(910,215)	117,813
Chesapeake Energy Corp.	Morgan Stanley	(6,327)	(567,327)	(596,067)	(59,535)
Chord Energy Corp.	Morgan Stanley	(589)	(80,565)	(80,558)	(178)
Civitas Resources, Inc.	Morgan Stanley	(23,670)	(1,461,126)	(1,358,421)	33,157
Clean Energy Fuels Corp.	Morgan Stanley	(22,442)	(115,101)	(119,840)	(5,151)
Core Laboratories NV (Netherlands)	Morgan Stanley	(30,557)	(876,188)	(411,908)	461,326
Coterra Energy, Inc.	Morgan Stanley	(45,623)	(1,280,557)	(1,191,673)	56,583
Earthstone Energy, Inc., Class A	Morgan Stanley	(47,227)	(669,281)	(581,837)	85,897
Enbridge, Inc. (Canada)	Morgan Stanley	(41,005)	(1,769,279)	(1,521,285)	227,668
Equitrans Midstream Corp.	Morgan Stanley	(39,578)	(334,749)	(296,043)	27,033
Green Plains, Inc.	Morgan Stanley	(19,062)	(573,346)	(554,132)	17,889
HF Sinclair Corp.	Morgan Stanley	(11,930)	(539,064)	(642,311)	(116,998)
Kinetik Holdings, Inc.	Morgan Stanley	(18,942)	(711,441)	(617,130)	83,651
Laredo Petroleum, Inc.	Morgan Stanley	(6,390)	(458,936)	(401,611)	56,264
Liberty Energy, Inc.	Morgan Stanley	(18,341)	(236,720)	(232,564)	3,421
Nabors Industries Ltd. (Bermuda)	Morgan Stanley	(1,643)	(214,939)	(166,682)	47,760
NexGen Energy Ltd. (Canada)	Morgan Stanley	(122,666)	(500,824)	(450,184)	49,218
Noble Corp. PLC (United Kingdom)	Morgan Stanley	(13,143)	(454,421)	(388,770)	64,601
Northern Oil and Gas, Inc.	Morgan Stanley	(48,171)	(1,244,285)	(1,320,367)	(95,937)
NOV, Inc.	Morgan Stanley	(24,133)	(432,558)	(390,472)	40,566

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Energy — (continued)
Par Pacific Holdings, Inc.	Morgan Stanley	(28,799)	$(460,814)	$(472,592)	$(13,344)
PDC Energy, Inc.	Morgan Stanley	(7,666)	(425,269)	(443,018)	(18,732)
Ranger Oil Corp., Class A	Morgan Stanley	(16,895)	(634,513)	(531,348)	101,935
Schlumberger NV (Curacao)	Morgan Stanley	(31,417)	(1,138,461)	(1,127,870)	3,147
SilverBow Resources, Inc.	Morgan Stanley	(15,754)	(648,065)	(423,468)	223,099
Southwestern Energy Co.	Morgan Stanley	(21,890)	(144,769)	(133,967)	10,469
Targa Resources Corp.	Morgan Stanley	(16,921)	(1,184,325)	(1,021,013)	163,445
TC Energy Corp. (Canada)	Morgan Stanley	(48,209)	(2,512,457)	(1,942,341)	557,672
Tellurian, Inc.	Morgan Stanley	(230,355)	(794,252)	(550,548)	241,868
Transocean Ltd. (Switzerland)	Morgan Stanley	(185,335)	(741,743)	(457,777)	282,251
Uranium Energy Corp.	Morgan Stanley	(165,644)	(597,326)	(579,754)	16,191
Williams Cos., Inc. (The)	Morgan Stanley	(16,690)	(568,940)	(477,835)	84,114
World Fuel Services Corp.	Morgan Stanley	(43,751)	(1,037,980)	(1,025,523)	2,988

		(1,418,178)	(24,661,371)	(21,619,858)	2,766,965

Food & Staples Retailing
BJ’s Wholesale Club Holdings, Inc.	Morgan Stanley	(21,166)	(1,431,546)	(1,541,096)	(115,124)
Casey’s General Stores, Inc.	Morgan Stanley	(863)	(176,832)	(174,775)	(152)
Performance Food Group Co.	Morgan Stanley	(12,051)	(599,632)	(517,590)	80,656
SpartanNash Co.	Morgan Stanley	(7,523)	(232,722)	(218,317)	12,570
United Natural Foods, Inc.	Morgan Stanley	(5,882)	(255,513)	(202,164)	55,359

		(47,485)	(2,696,245)	(2,653,942)	33,309

Food, Beverage & Tobacco
B&G Foods, Inc.	Morgan Stanley	(27,765)	(779,044)	(457,845)	263,936
Conagra Brands, Inc.	Morgan Stanley	(28,140)	(958,294)	(918,208)	37,870
Constellation Brands, Inc., Class A	Morgan Stanley	(4,113)	(979,379)	(944,674)	31,535
Darling Ingredients, Inc.	Morgan Stanley	(21,838)	(1,658,175)	(1,444,584)	213,119
Flowers Foods, Inc.	Morgan Stanley	(21,011)	(568,861)	(518,762)	41,532
Freshpet, Inc.	Morgan Stanley	(21,079)	(2,196,270)	(1,055,847)	1,129,186
Hain Celestial Group, Inc. (The)	Morgan Stanley	(25,915)	(504,737)	(437,445)	66,125
Hostess Brands, Inc.	Morgan Stanley	(13,906)	(331,917)	(323,175)	7,975
Ingredion, Inc.	Morgan Stanley	(6,095)	(572,805)	(490,769)	69,266
J & J Snack Foods Corp.	Morgan Stanley	(6,351)	(883,838)	(822,264)	52,289
J M Smucker Co. (The)	Morgan Stanley	(12,341)	(1,735,086)	(1,695,777)	36,533
Lancaster Colony Corp.	Morgan Stanley	(8,067)	(1,292,156)	(1,212,309)	52,015
McCormick & Co., Inc., non-voting shares	Morgan Stanley	(10,590)	(902,448)	(754,749)	153,853
MGP Ingredients, Inc.	Morgan Stanley	(1,438)	(112,640)	(152,658)	(43,717)
Mission Produce, Inc.	Morgan Stanley	(3,733)	(58,143)	(53,979)	4,030
Monster Beverage Corp.	Morgan Stanley	(39,887)	(3,611,742)	(3,468,574)	134,816
National Beverage Corp.	Morgan Stanley	(7,557)	(355,152)	(291,247)	63,353
Simply Good Foods Co. (The)	Morgan Stanley	(9,550)	(361,547)	(305,504)	55,207
Universal Corp.	Morgan Stanley	(9,834)	(545,320)	(452,757)	83,096
Utz Brands, Inc.	Morgan Stanley	(41,603)	(831,597)	(628,205)	193,004
Vector Group Ltd.	Morgan Stanley	(517)	(4,635)	(4,555)	51

		(321,330)	(19,243,786)	(16,433,887)	2,645,074

Health Care Equipment & Services
1Life Healthcare, Inc.	Morgan Stanley	(20,442)	(537,576)	(350,580)	185,754
AdaptHealth Corp.	Morgan Stanley	(57,628)	(1,284,875)	(1,082,254)	199,650
Agiliti, Inc.	Morgan Stanley	(6,447)	(118,755)	(92,257)	26,224

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Health Care Equipment & Services — (continued)
agilon health, Inc.	Morgan Stanley	(6,538)	$(136,311)	$(153,120)	$(17,470)
Alphatec Holdings, Inc.	Morgan Stanley	(53,812)	(666,621)	(470,317)	194,674
American Well Corp., Class A	Morgan Stanley	(3,632)	(57,710)	(13,039)	45,702
Baxter International, Inc.	Morgan Stanley	(3,892)	(214,175)	(209,623)	4,057
Boston Scientific Corp.	Morgan Stanley	(16,028)	(643,504)	(620,764)	21,252
Cano Health, Inc.	Morgan Stanley	(32,145)	(189,241)	(278,697)	(89,893)
Castle Biosciences, Inc.	Morgan Stanley	(100)	(2,631)	(2,608)	18
Change Healthcare, Inc.	Morgan Stanley	(86,727)	(2,190,562)	(2,384,125)	(198,629)
Clover Health Investments Corp.	Morgan Stanley	(48,724)	(102,949)	(82,831)	19,881
CONMED Corp.	Morgan Stanley	(14,971)	(1,486,954)	(1,200,225)	280,161
Covetrus, Inc.	Morgan Stanley	(14,258)	(368,793)	(297,707)	70,234
Doximity, Inc., Class A	Morgan Stanley	(11,099)	(448,826)	(335,412)	112,376
Figs, Inc., Class A	Morgan Stanley	(43,290)	(467,205)	(357,142)	108,971
GoodRx Holdings, Inc., Class A	Morgan Stanley	(16,902)	(455,038)	(78,932)	375,936
Guardant Health, Inc.	Morgan Stanley	(16,537)	(1,812,711)	(890,187)	917,355
Haemonetics Corp.	Morgan Stanley	(7,154)	(541,561)	(529,611)	10,699
HealthEquity, Inc.	Morgan Stanley	(21,899)	(1,418,094)	(1,470,956)	(56,141)
Heska Corp.	Morgan Stanley	(2,145)	(195,404)	(156,413)	38,540
ICU Medical, Inc.	Morgan Stanley	(16,410)	(2,754,026)	(2,471,346)	276,311
Inari Medical, Inc.	Morgan Stanley	(11,623)	(829,841)	(844,295)	(18,119)
Innovage Holding Corp.	Morgan Stanley	(412)	(2,474)	(2,423)	46
Insulet Corp.	Morgan Stanley	(1,818)	(551,743)	(417,049)	133,418
Integer Holdings Corp.	Morgan Stanley	(11,578)	(894,329)	(720,499)	171,763
LHC Group, Inc.	Morgan Stanley	(813)	(136,641)	(133,056)	3,270
LifeStance Health Group, Inc.	Morgan Stanley	(15,125)	(105,168)	(100,127)	4,549
Masimo Corp.	Morgan Stanley	(14,352)	(2,189,137)	(2,025,928)	158,146
Merit Medical Systems, Inc.	Morgan Stanley	(525)	(30,176)	(29,668)	440
Mesa Laboratories, Inc.	Morgan Stanley	(3,032)	(653,151)	(426,997)	223,434
ModivCare, Inc.	Morgan Stanley	(1,516)	(168,936)	(151,115)	17,431
National Research Corp.	Morgan Stanley	(162)	(6,374)	(6,448)	(121)
Nevro Corp.	Morgan Stanley	(10,290)	(684,188)	(479,514)	202,914
NextGen Healthcare, Inc.	Morgan Stanley	(1,612)	(27,666)	(28,532)	(929)
Novocure Ltd. (Jersey)	Morgan Stanley	(6,304)	(683,475)	(478,978)	202,917
Oak Street Health, Inc.	Morgan Stanley	(35,991)	(1,830,143)	(882,499)	947,376
Omnicell, Inc.	Morgan Stanley	(17,555)	(1,901,839)	(1,527,812)	369,630
OrthoPediatrics Corp.	Morgan Stanley	(2,551)	(138,315)	(117,703)	20,441
Outset Medical, Inc.	Morgan Stanley	(16,285)	(551,075)	(259,420)	290,381
Owens & Minor, Inc.	Morgan Stanley	(31,703)	(1,005,158)	(764,042)	238,792
Pediatrix Medical Group, Inc.	Morgan Stanley	(22,343)	(484,606)	(368,883)	114,603
Penumbra, Inc.	Morgan Stanley	(5)	(1,433)	(948)	482
Phreesia, Inc.	Morgan Stanley	(17,352)	(655,219)	(442,129)	211,878
Progyny, Inc.	Morgan Stanley	(13,383)	(836,568)	(495,974)	344,594
QuidelOrtho Corp.	Morgan Stanley	(25,624)	(2,109,329)	(1,831,604)	272,848
RadNet, Inc.	Morgan Stanley	(24,575)	(493,946)	(500,101)	(7,297)
ResMed, Inc.	Morgan Stanley	(8,820)	(1,996,958)	(1,925,406)	64,958
Schrodinger, Inc.	Morgan Stanley	(23,248)	(1,327,468)	(580,735)	743,664
Select Medical Holdings Corp.	Morgan Stanley	(28,946)	(748,347)	(639,707)	105,156
Signify Health, Inc., Class A	Morgan Stanley	(15,370)	(230,812)	(448,035)	(219,917)
Silk Road Medical, Inc.	Morgan Stanley	(12,326)	(645,974)	(554,670)	88,298
Stryker Corp.	Morgan Stanley	(2,015)	(454,421)	(408,118)	43,852

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Health Care Equipment & Services — (continued)
Surgery Partners, Inc.	Morgan Stanley	(17,954)	$(901,405)	$(420,124)	$479,197
Tandem Diabetes Care, Inc.	Morgan Stanley	(18,726)	(1,067,734)	(896,039)	169,226
US Physical Therapy, Inc.	Morgan Stanley	(2,682)	(297,836)	(203,886)	91,795
Varex Imaging Corp.	Morgan Stanley	(1,438)	(31,245)	(30,399)	774

		(918,834)	(40,766,652)	(32,671,009)	7,995,552

Household & Personal Products
Beauty Health Co. (The)	Morgan Stanley	(20,648)	(247,389)	(243,440)	3,378
Central Garden & Pet Co., Class A	Morgan Stanley	(11,513)	(483,779)	(393,284)	89,377
Clorox Co. (The)	Morgan Stanley	(7,905)	(1,217,325)	(1,014,923)	194,542
Edgewell Personal Care Co.	Morgan Stanley	(17,604)	(671,303)	(658,390)	7,296
Energizer Holdings, Inc.	Morgan Stanley	(29,916)	(1,060,740)	(752,088)	278,754
Inter Parfums, Inc.	Morgan Stanley	(4,642)	(375,240)	(350,285)	19,581
Olaplex Holdings, Inc.	Morgan Stanley	(7,671)	(207,795)	(73,258)	134,057
Reynolds Consumer Products, Inc.	Morgan Stanley	(7,594)	(228,787)	(197,520)	25,136
WD-40 Co.	Morgan Stanley	(2,382)	(441,805)	(418,613)	21,964

		(109,875)	(4,934,163)	(4,101,801)	774,085

Materials
Agnico Eagle Mines Ltd. (Canada)	Morgan Stanley	(55,980)	(3,108,442)	(2,364,035)	691,190
Alamos Gold, Inc., Class A (Canada)	Morgan Stanley	(130,686)	(1,078,763)	(968,383)	98,371
Albemarle Corp.	Morgan Stanley	(5,780)	(1,526,679)	(1,528,463)	(15,840)
Arconic Corp.	Morgan Stanley	(40,758)	(1,039,883)	(694,516)	342,962
Axalta Coating Systems Ltd. (Bermuda)	Morgan Stanley	(21,812)	(723,268)	(459,361)	262,236
Balchem Corp.	Morgan Stanley	(4,865)	(636,217)	(591,487)	43,260
Berry Global Group, Inc.	Morgan Stanley	(2,530)	(160,466)	(117,721)	42,375
Cabot Corp.	Morgan Stanley	(12,934)	(931,076)	(826,353)	99,883
Coeur Mining, Inc.	Morgan Stanley	(604,491)	(2,902,840)	(2,067,359)	828,768
Commercial Metals Co.	Morgan Stanley	(36,749)	(1,410,168)	(1,303,855)	100,149
Compass Minerals International, Inc.	Morgan Stanley	(1,665)	(105,433)	(64,152)	40,543
Diversey Holdings Ltd. (Cayman Islands)	Morgan Stanley	(2,175)	(10,690)	(10,570)	95
Element Solutions, Inc.	Morgan Stanley	(16,637)	(421,116)	(270,684)	144,419
Equinox Gold Corp. (Canada)	Morgan Stanley	(202,388)	(1,656,017)	(738,716)	913,472
ERO Copper Corp. (Canada)	Morgan Stanley	(85)	(916)	(935)	(20)
FMC Corp.	Morgan Stanley	(3,149)	(332,797)	(332,849)	(1,786)
Fortuna Silver Mines, Inc. (Canada)	Morgan Stanley	(247,013)	(801,149)	(622,473)	176,824
Graphic Packaging Holding Co.	Morgan Stanley	(11,322)	(241,928)	(223,496)	15,002
Hawkins, Inc.	Morgan Stanley	(1,750)	(66,559)	(68,232)	(1,981)
HB Fuller Co.	Morgan Stanley	(16,525)	(1,130,157)	(993,152)	128,501
Kaiser Aluminum Corp.	Morgan Stanley	(1,718)	(175,545)	(105,399)	66,977
Kinross Gold Corp. (Canada)	Morgan Stanley	(246,372)	(1,115,851)	(926,359)	181,942
Lithium Americas Corp. (Canada)	Morgan Stanley	(34,152)	(771,432)	(895,807)	(131,082)
Mativ Holdings, Inc.	Morgan Stanley	(7,355)	(239,401)	(162,398)	67,143
Methanex Corp. (Canada)	Morgan Stanley	(961)	(30,838)	(30,627)	141
NewMarket Corp.	Morgan Stanley	(2,023)	(686,690)	(608,579)	61,481
Novagold Resources, Inc. (Canada)	Morgan Stanley	(1,551)	(7,282)	(7,274)	(8)
Piedmont Lithium, Inc.	Morgan Stanley	(235)	(13,157)	(12,570)	557
Quaker Chemical Corp.	Morgan Stanley	(3,120)	(739,176)	(450,466)	282,612
RPM International, Inc.	Morgan Stanley	(10,935)	(982,302)	(910,995)	58,731
Schnitzer Steel Industries, Inc., Class A	Morgan Stanley	(15,624)	(649,522)	(444,659)	200,583
Scotts Miracle-Gro Co. (The)	Morgan Stanley	(27,870)	(3,405,367)	(1,191,442)	2,161,585

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Materials — (continued)
Sherwin-Williams Co. (The)	Morgan Stanley	(5,216)	$(1,266,736)	$(1,067,976)	$202,780
Sonoco Products Co.	Morgan Stanley	(18,288)	(1,106,192)	(1,037,478)	50,036
Southern Copper Corp.	Morgan Stanley	(989)	(44,593)	(44,347)	144
Stepan Co.	Morgan Stanley	(3,901)	(478,182)	(365,407)	105,433
Trinseo PLC (Ireland)	Morgan Stanley	(12,725)	(706,775)	(233,122)	462,056
Valvoline, Inc.	Morgan Stanley	(10,962)	(371,705)	(277,777)	94,550
Vulcan Materials Co.	Morgan Stanley	(4,527)	(921,673)	(713,953)	199,548
West Fraser Timber Co. Ltd. (Canada)	Morgan Stanley	(3,423)	(317,640)	(248,133)	70,624
Worthington Industries, Inc.	Morgan Stanley	(16,847)	(909,089)	(642,545)	251,712

		(1,848,088)	(33,223,712)	(24,624,105)	8,295,968

Media & Entertainment
Advantage Solutions, Inc.	Morgan Stanley	(8,484)	(34,773)	(18,071)	16,623
Altice USA, Inc., Class A	Morgan Stanley	(17,559)	(207,059)	(102,369)	104,211
AMC Networks, Inc., Class A	Morgan Stanley	(7,774)	(256,611)	(157,812)	98,206
Angi, Inc.	Morgan Stanley	(160,084)	(1,741,035)	(472,248)	1,264,762
Cable One, Inc.	Morgan Stanley	(99)	(206,028)	(84,452)	152,045
Cargurus, Inc.	Morgan Stanley	(90,314)	(2,655,186)	(1,279,749)	1,369,296
Cars.com, Inc.	Morgan Stanley	(1,411)	(16,129)	(16,226)	(134)
DISH Network Corp., Class A	Morgan Stanley	(123,313)	(2,511,178)	(1,705,419)	799,952
Gray Television, Inc.	Morgan Stanley	(33,319)	(713,415)	(477,128)	228,662
IAC, Inc.	Morgan Stanley	(32,537)	(2,765,613)	(1,801,899)	957,318
Lions Gate Entertainment Corp., Class B (Canada)	Morgan Stanley	(55,667)	(740,757)	(386,886)	352,159
Madison Square Garden Entertainment Corp.	Morgan Stanley	(10,601)	(756,877)	(467,398)	287,729
Magnite, Inc.	Morgan Stanley	(57,054)	(1,117,132)	(374,845)	739,705
ROBLOX Corp., Class A	Morgan Stanley	(29,971)	(1,124,616)	(1,074,161)	42,491
Roku, Inc.	Morgan Stanley	(32,979)	(2,719,150)	(1,860,016)	852,846
Scholastic Corp.	Morgan Stanley	(157)	(4,911)	(4,829)	71
Snap, Inc., Class A	Morgan Stanley	(122,464)	(2,276,717)	(1,202,596)	1,068,856
TEGNA, Inc.	Morgan Stanley	(1,943)	(41,195)	(40,181)	920
Warner Bros Discovery, Inc.	Morgan Stanley	(300,604)	(3,947,766)	(3,456,946)	481,690
Warner Music Group Corp., Class A	Morgan Stanley	(5,229)	(221,296)	(121,365)	97,137
WideOpenWest, Inc.	Morgan Stanley	(15,236)	(291,452)	(186,946)	104,303
World Wrestling Entertainment, Inc., Class A	Morgan Stanley	(8,158)	(559,707)	(572,447)	(14,427)

		(1,114,957)	(24,908,603)	(15,863,989)	9,004,421

Pharmaceuticals, Biotechnology & Life Sciences
10X Genomics, Inc., Class A.	Morgan Stanley	(38,818)	(2,599,745)	(1,105,537)	1,488,196
Adaptive Biotechnologies Corp.	Morgan Stanley	(22,104)	(928,107)	(157,380)	769,977
Arvinas, Inc.	Morgan Stanley	(5,711)	(495,577)	(254,082)	243,630
Avid Bioservices, Inc.	Morgan Stanley	(16,681)	(402,835)	(318,941)	82,668
Azenta, Inc.	Morgan Stanley	(19,654)	(1,874,781)	(842,370)	1,027,000
Bridgebio Pharma, Inc.	Morgan Stanley	(9,728)	(282,820)	(96,696)	185,471
Bruker Corp.	Morgan Stanley	(715)	(38,332)	(37,938)	309
CareDx, Inc.	Morgan Stanley	(6,223)	(259,027)	(105,915)	152,513
Catalent, Inc.	Morgan Stanley	(28,008)	(2,687,575)	(2,026,659)	654,701
Cronos Group, Inc. (Canada)	Morgan Stanley	(15,073)	(44,838)	(42,506)	2,229
Cytek Biosciences, Inc.	Morgan Stanley	(14,330)	(187,189)	(210,938)	(24,181)
Eli Lilly & Co.	Morgan Stanley	(6,736)	(2,164,392)	(2,178,086)	(18,699)
Emergent BioSolutions, Inc.	Morgan Stanley	(11,871)	(452,222)	(249,172)	202,005
Halozyme Therapeutics, Inc.	Morgan Stanley	(17,060)	(713,944)	(674,552)	37,741

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Horizon Therapeutics PLC (Ireland)	Morgan Stanley	(29,940)	$(1,934,320)	$(1,852,987)	$76,477
ImmunoGen, Inc.	Morgan Stanley	(2,271)	(11,707)	(10,855)	926
Intra-Cellular Therapies, Inc.	Morgan Stanley	(21,695)	(1,066,845)	(1,009,468)	54,910
MannKind Corp.	Morgan Stanley	(24,594)	(98,277)	(75,995)	22,055
Medpace Holdings, Inc.	Morgan Stanley	(298)	(47,313)	(46,837)	367
Nektar Therapeutics	Morgan Stanley	(21,491)	(268,652)	(68,771)	199,260
NeoGenomics, Inc.	Morgan Stanley	(76,412)	(1,621,327)	(657,907)	959,671
Novavax, Inc.	Morgan Stanley	(3,741)	(665,604)	(68,086)	595,979
Organon & Co.	Morgan Stanley	(18,662)	(532,057)	(436,691)	96,732
Pacific Biosciences of California, Inc.	Morgan Stanley	(49,290)	(326,373)	(286,128)	39,276
Pacira BioSciences, Inc.	Morgan Stanley	(7,736)	(541,642)	(411,478)	128,912
Perrigo Co. PLC (Ireland)	Morgan Stanley	(50,760)	(2,069,249)	(1,810,102)	240,202
Prestige Consumer Healthcare, Inc.	Morgan Stanley	(272)	(13,773)	(13,554)	189
Prothena Corp. PLC (Ireland)	Morgan Stanley	(673)	(21,230)	(40,804)	(24,697)
Reata Pharmaceuticals, Inc., Class A	Morgan Stanley	(5,781)	(145,362)	(145,277)	(250)
Revance Therapeutics, Inc.	Morgan Stanley	(9,561)	(156,052)	(258,147)	(104,928)
Sana Biotechnology, Inc.	Morgan Stanley	(2,676)	(40,626)	(16,056)	24,477
Sotera Health Co.	Morgan Stanley	(12,208)	(275,927)	(83,259)	192,031
SpringWorks Therapeutics, Inc.	Morgan Stanley	(5,767)	(317,031)	(164,533)	151,766
Supernus Pharmaceuticals, Inc.	Morgan Stanley	(16,743)	(489,922)	(566,751)	(77,961)
Syndax Pharmaceuticals, Inc.	Morgan Stanley	(9,325)	(217,671)	(224,080)	(7,285)
Thermo Fisher Scientific, Inc.	Morgan Stanley	(1,483)	(871,291)	(752,163)	121,101
Twist Bioscience Corp.	Morgan Stanley	(2,517)	(225,664)	(88,699)	136,444
Ultragenyx Pharmaceutical, Inc.	Morgan Stanley	(9,542)	(489,452)	(395,134)	93,757

		(596,150)	(25,578,751)	(17,784,534)	7,722,971

Retailing
Abercrombie & Fitch Co., Class A	Morgan Stanley	(3,387)	(53,239)	(52,668)	448
Advance Auto Parts, Inc.	Morgan Stanley	(5,988)	(1,136,824)	(936,164)	191,166
American Eagle Outfitters, Inc.	Morgan Stanley	(26,534)	(411,991)	(258,176)	148,378
Boot Barn Holdings, Inc.	Morgan Stanley	(12,995)	(1,045,160)	(759,688)	283,000
Burlington Stores, Inc.	Morgan Stanley	(2,304)	(452,693)	(257,795)	193,852
Caleres, Inc.	Morgan Stanley	(2,449)	(61,684)	(59,315)	2,157
CarMax, Inc.	Morgan Stanley	(26,623)	(3,641,118)	(1,757,650)	1,875,047
Carvana Co.	Morgan Stanley	(13,611)	(1,548,998)	(276,303)	1,269,113
Chewy, Inc., Class A	Morgan Stanley	(18,371)	(1,130,625)	(564,357)	563,654
Dick’s Sporting Goods, Inc.	Morgan Stanley	(3,023)	(292,572)	(316,327)	(25,830)
Dollar General Corp.	Morgan Stanley	(1,031)	(249,131)	(247,296)	1,260
Dollar Tree, Inc.	Morgan Stanley	(4,222)	(586,721)	(574,614)	10,750
Five Below, Inc.	Morgan Stanley	(5,264)	(1,018,639)	(724,695)	291,507
Floor & Decor Holdings, Inc., Class A	Morgan Stanley	(17,463)	(1,894,785)	(1,226,950)	663,453
Foot Locker, Inc.	Morgan Stanley	(15,278)	(552,162)	(475,604)	66,772
Franchise Group, Inc.	Morgan Stanley	(12,246)	(463,941)	(297,578)	147,182
Funko, Inc., Class A	Morgan Stanley	(26,441)	(579,696)	(534,637)	43,719
Gap, Inc. (The)	Morgan Stanley	(16,439)	(172,318)	(134,964)	34,918
Kohl’s Corp.	Morgan Stanley	(37,324)	(1,591,849)	(938,699)	625,057
Leslie’s, Inc.	Morgan Stanley	(4,396)	(119,052)	(64,665)	54,113
Lithia Motors, Inc.	Morgan Stanley	(902)	(236,161)	(193,524)	42,125
Macy’s, Inc.	Morgan Stanley	(25,430)	(445,066)	(398,488)	41,573
National Vision Holdings, Inc.	Morgan Stanley	(16,481)	(691,649)	(538,105)	151,262

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Retailing — (continued)
Ollie’s Bargain Outlet Holdings, Inc.	Morgan Stanley	(6,896)	$(354,248)	$(355,834)	$(2,594)
Olo, Inc., Class A	Morgan Stanley	(48,382)	(419,264)	(382,218)	36,077
O’Reilly Automotive, Inc.	Morgan Stanley	(658)	(466,389)	(462,804)	2,507
Petco Health & Wellness Co., Inc.	Morgan Stanley	(114,091)	(2,108,870)	(1,273,256)	830,738
Pool Corp.	Morgan Stanley	(503)	(231,607)	(160,060)	69,605
Poshmark, Inc., Class A	Morgan Stanley	(12,330)	(294,150)	(193,211)	99,493
Qurate Retail, Inc.	Morgan Stanley	(249,942)	(1,658,106)	(502,383)	1,147,934
RH	Morgan Stanley	(264)	(65,527)	(64,962)	414
Sally Beauty Holdings, Inc.	Morgan Stanley	(30,023)	(426,948)	(378,290)	47,521
Sleep Number Corp.	Morgan Stanley	(2,666)	(169,691)	(90,137)	79,162
Sonic Automotive, Inc., Class A	Morgan Stanley	(2,923)	(153,169)	(126,566)	25,543
Tractor Supply Co.	Morgan Stanley	(5,084)	(1,146,099)	(945,014)	189,905
Urban Outfitters, Inc.	Morgan Stanley	(9,797)	(211,774)	(192,511)	18,774
Wayfair, Inc., Class A	Morgan Stanley	(14,962)	(1,072,059)	(487,013)	582,568

		(796,723)	(27,153,975)	(17,202,521)	9,802,323

Semiconductors & Semiconductor Equipment
ACM Research, Inc., Class A	Morgan Stanley	(56,299)	(1,358,983)	(701,486)	654,355
Advanced Micro Devices, Inc.	Morgan Stanley	(4,125)	(424,008)	(261,360)	161,668
Ambarella, Inc. (Cayman Islands)	Morgan Stanley	(15,243)	(962,156)	(856,352)	103,580
Cirrus Logic, Inc.	Morgan Stanley	(4,132)	(382,664)	(284,282)	97,498
Entegris, Inc.	Morgan Stanley	(13,953)	(1,450,488)	(1,158,378)	296,043
First Solar, Inc.	Morgan Stanley	(1,871)	(162,439)	(247,477)	(119,010)
FormFactor, Inc.	Morgan Stanley	(6,121)	(256,269)	(153,331)	105,205
Ichor Holdings Ltd. (Cayman Islands)	Morgan Stanley	(13,203)	(396,682)	(319,645)	76,121
Impinj, Inc.	Morgan Stanley	(3,145)	(187,742)	(251,694)	(68,599)
Intel Corp.	Morgan Stanley	(144,646)	(4,976,225)	(3,727,527)	1,213,320
Marvell Technology, Inc.	Morgan Stanley	(19,296)	(896,717)	(827,991)	66,653
SMART Global Holdings, Inc. (Cayman Islands)	Morgan Stanley	(40,050)	(1,086,534)	(635,593)	448,429
Texas Instruments, Inc.	Morgan Stanley	(1,176)	(189,086)	(182,021)	10,463
Ultra Clean Holdings, Inc.	Morgan Stanley	(14,725)	(465,286)	(379,169)	85,489

		(337,985)	(13,195,279)	(9,986,306)	3,131,215

Software & Services
Affirm Holdings, Inc.	Morgan Stanley	(11,700)	(230,238)	(219,492)	10,214
Alarm.com Holdings, Inc.	Morgan Stanley	(18,796)	(1,198,058)	(1,219,109)	(24,298)
Appfolio, Inc., Class A	Morgan Stanley	(5,897)	(791,268)	(617,534)	171,098
AppLovin Corp., Class A.	Morgan Stanley	(90,272)	(2,437,049)	(1,759,401)	672,012
Asana, Inc., Class A	Morgan Stanley	(19,023)	(1,266,586)	(422,881)	840,776
Aspen Technology, Inc.	Morgan Stanley	(6,724)	(1,471,950)	(1,601,657)	(133,110)
Avalara, Inc.	Morgan Stanley	(9,011)	(1,331,246)	(827,210)	500,958
BigCommerce Holdings, Inc.	Morgan Stanley	(7,334)	(162,783)	(108,543)	53,864
Blackbaud, Inc.	Morgan Stanley	(9,885)	(607,706)	(435,533)	170,768
Braze, Inc., Class A	Morgan Stanley	(4,497)	(158,192)	(156,631)	1,196
C3.ai, Inc., Class A	Morgan Stanley	(15,141)	(210,616)	(189,262)	20,867
CGI, Inc. (Canada)	Morgan Stanley	(117)	(8,905)	(8,803)	83
CommVault Systems, Inc.	Morgan Stanley	(245)	(13,138)	(12,995)	113
Conduent, Inc.	Morgan Stanley	(15,576)	(62,533)	(52,024)	10,365
Confluent, Inc., Class A	Morgan Stanley	(17,651)	(741,978)	(419,564)	320,699
Coupa Software, Inc.	Morgan Stanley	(12,026)	(2,196,832)	(707,129)	1,484,623
Coursera, Inc.	Morgan Stanley	(32,525)	(454,834)	(350,619)	103,036

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
CSG Systems International, Inc.	Morgan Stanley	(6,019)	$(338,498)	$(318,285)	$18,369
Cyxtera Technologies, Inc.	Morgan Stanley	(7,679)	(48,167)	(31,330)	16,726
Digital Turbine, Inc.	Morgan Stanley	(2,940)	(224,592)	(42,365)	204,015
Domo, Inc., Class B	Morgan Stanley	(6,601)	(311,201)	(118,752)	191,730
DoubleVerify Holdings, Inc.	Morgan Stanley	(19,963)	(463,609)	(545,988)	(86,706)
Duck Creek Technologies, Inc.	Morgan Stanley	(6,618)	(175,482)	(78,423)	96,654
Envestnet, Inc.	Morgan Stanley	(29,409)	(2,009,059)	(1,305,760)	698,663
Everbridge, Inc.	Morgan Stanley	(20,947)	(1,208,551)	(646,843)	557,811
Fastly, Inc., Class A	Morgan Stanley	(64,011)	(1,720,697)	(586,341)	1,130,377
Fiserv, Inc.	Morgan Stanley	(10,335)	(1,094,660)	(967,046)	138,303
ForgeRock, Inc., Class A	Morgan Stanley	(3,135)	(49,174)	(45,552)	3,509
Guidewire Software, Inc.	Morgan Stanley	(7,326)	(787,838)	(451,135)	334,881
International Business Machines Corp.	Morgan Stanley	(1,077)	(132,768)	(127,958)	6,576
International Money Express, Inc.	Morgan Stanley	(15,287)	(364,748)	(348,391)	15,515
Jamf Holding Corp.	Morgan Stanley	(27,544)	(898,394)	(610,375)	285,939
JFrog Ltd. (Israel)	Morgan Stanley	(12,452)	(425,532)	(275,314)	153,474
Lightspeed Commerce, Inc. (Canada)	Morgan Stanley	(60,556)	(2,029,615)	(1,064,574)	960,347
LivePerson, Inc.	Morgan Stanley	(76,470)	(1,515,706)	(720,347)	791,853
LiveRamp Holdings, Inc.	Morgan Stanley	(29,753)	(938,116)	(540,314)	395,632
MeridianLink, Inc.	Morgan Stanley	(170)	(2,828)	(2,768)	54
Model N, Inc.	Morgan Stanley	(4,604)	(160,637)	(157,595)	2,706
Momentive Global, Inc.	Morgan Stanley	(9,524)	(56,026)	(55,334)	562
MongoDB, Inc.	Morgan Stanley	(7,369)	(1,587,584)	(1,463,189)	120,725
nCino, Inc.	Morgan Stanley	(12,805)	(700,919)	(436,779)	262,520
Okta, Inc.	Morgan Stanley	(23,927)	(2,772,497)	(1,360,728)	1,405,357
PagerDuty, Inc.	Morgan Stanley	(15,839)	(370,723)	(365,406)	4,461
Palo Alto Networks, Inc.	Morgan Stanley	(3,637)	(688,944)	(595,704)	109,538
Paymentus Holdings, Inc., Class A	Morgan Stanley	(12,726)	(209,921)	(123,697)	85,739
Pegasystems, Inc.	Morgan Stanley	(14,748)	(554,240)	(474,001)	78,523
Perficient, Inc.	Morgan Stanley	(793)	(117,412)	(51,561)	65,581
Progress Software Corp.	Morgan Stanley	(364)	(15,517)	(15,488)	(6)
Qualtrics International, Inc., Class A	Morgan Stanley	(49,249)	(858,457)	(501,355)	355,118
Rackspace Technology, Inc.	Morgan Stanley	(11,039)	(279,301)	(45,039)	234,004
Rapid7, Inc.	Morgan Stanley	(3,169)	(218,651)	(135,950)	82,196
RingCentral, Inc., Class A.	Morgan Stanley	(23,735)	(2,915,654)	(948,451)	1,963,774
Shopify, Inc., Class A (Canada)	Morgan Stanley	(34,796)	(1,170,999)	(937,404)	231,306
Smartsheet, Inc., Class A	Morgan Stanley	(14,815)	(826,213)	(509,043)	319,976
SolarWinds Corp.	Morgan Stanley	(5,321)	(109,673)	(41,238)	61,342
Sumo Logic, Inc.	Morgan Stanley	(20,550)	(353,212)	(154,125)	200,305
Sun Country Airlines Holdings, Inc.	Morgan Stanley	(30,937)	(603,227)	(421,053)	180,780
TaskUS, Inc., Class A.	Morgan Stanley	(24,474)	(462,340)	(394,031)	67,240
Tenable Holdings, Inc.	Morgan Stanley	(16,459)	(654,668)	(572,773)	80,382
Teradata Corp.	Morgan Stanley	(556)	(17,701)	(17,269)	392
Thoughtworks Holding, Inc.	Morgan Stanley	(9,567)	(122,435)	(100,358)	21,795
Twilio, Inc., Class A	Morgan Stanley	(27,782)	(4,138,738)	(1,920,847)	2,205,308
Tyler Technologies, Inc.	Morgan Stanley	(19)	(10,029)	(6,602)	3,404
UiPath, Inc., Class A	Morgan Stanley	(55,694)	(737,599)	(702,301)	33,592
Verint Systems, Inc.	Morgan Stanley	(4,988)	(214,353)	(167,497)	47,372
WEX, Inc.	Morgan Stanley	(1,171)	(242,461)	(148,647)	93,254

		(1,125,369)	(49,253,278)	(30,759,713)	18,434,232

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Technology Hardware & Equipment
3D Systems Corp.	Morgan Stanley	(37,651)	$(363,977)	$(300,455)	$62,681
ADTRAN Holdings, Inc.	Morgan Stanley	(11,098)	(212,919)	(217,299)	(4,871)
Advanced Energy Industries, Inc.	Morgan Stanley	(7,820)	(701,424)	(605,346)	92,422
Arista Networks, Inc.	Morgan Stanley	(6,808)	(860,126)	(768,555)	89,582
Arrow Electronics, Inc.	Morgan Stanley	(11,603)	(1,275,438)	(1,069,681)	202,808
Belden, Inc.	Morgan Stanley	(8,311)	(550,354)	(498,826)	49,951
Benchmark Electronics, Inc.	Morgan Stanley	(6,084)	(146,684)	(150,762)	(6,025)
Calix, Inc.	Morgan Stanley	(8,130)	(498,509)	(497,068)	(181)
Ciena Corp.	Morgan Stanley	(36,993)	(1,620,048)	(1,495,627)	120,675
Cognex Corp.	Morgan Stanley	(18,692)	(872,038)	(774,783)	94,437
CommScope Holding Co., Inc.	Morgan Stanley	(152,784)	(1,863,011)	(1,407,141)	451,562
Corsair Gaming, Inc.	Morgan Stanley	(42,184)	(793,443)	(478,788)	312,820
CTS Corp.	Morgan Stanley	(1,312)	(55,249)	(54,645)	433
ePlus, Inc.	Morgan Stanley	(2,354)	(110,556)	(97,785)	12,516
Fabrinet (Cayman Islands)	Morgan Stanley	(1,312)	(136,048)	(125,230)	10,504
Insight Enterprises, Inc.	Morgan Stanley	(8,134)	(766,589)	(670,323)	94,494
IPG Photonics Corp.	Morgan Stanley	(302)	(26,076)	(25,474)	543
Itron, Inc.	Morgan Stanley	(5,207)	(263,953)	(219,267)	44,100
Juniper Networks, Inc.	Morgan Stanley	(21,389)	(624,722)	(558,681)	60,937
National Instruments Corp.	Morgan Stanley	(29,381)	(1,177,032)	(1,108,839)	38,804
OSI Systems, Inc.	Morgan Stanley	(5,170)	(457,480)	(372,550)	84,299
PAR Technology Corp.	Morgan Stanley	(413)	(12,408)	(12,196)	184
Plexus Corp.	Morgan Stanley	(9,481)	(799,793)	(830,156)	(32,330)
Rogers Corp.	Morgan Stanley	(6,522)	(1,755,906)	(1,577,541)	175,789
ScanSource, Inc.	Morgan Stanley	(75)	(2,004)	(1,981)	32
Stratasys Ltd. (Israel)	Morgan Stanley	(12,349)	(201,229)	(177,949)	22,815
Super Micro Computer, Inc.	Morgan Stanley	(7,487)	(310,871)	(412,309)	(102,157)
TD SYNNEX Corp.	Morgan Stanley	(14,606)	(1,494,818)	(1,185,861)	299,774
TTM Technologies, Inc.	Morgan Stanley	(17,235)	(269,271)	(227,157)	41,491
Ubiquiti, Inc.	Morgan Stanley	(3,514)	(1,010,610)	(1,031,570)	(27,513)
Viasat, Inc.	Morgan Stanley	(37,498)	(1,635,465)	(1,133,565)	498,032

		(531,899)	(20,868,051)	(18,087,410)	2,688,608

Telecommunication Services
Frontier Communications Parent, Inc.	Morgan Stanley	(44,717)	(1,148,101)	(1,047,719)	97,626
Globalstar, Inc.	Morgan Stanley	(357,119)	(571,761)	(567,819)	1,787
Gogo, Inc.	Morgan Stanley	(15,587)	(238,638)	(188,914)	49,173
Radius Global Infrastructure, Inc., Class A	Morgan Stanley	(1,497)	(15,843)	(14,102)	1,705
Shenandoah Telecommunications Co.	Morgan Stanley	(7,931)	(266,767)	(134,986)	71,332

		(426,851)	(2,241,110)	(1,953,540)	221,623

Transportation
Allegiant Travel Co.	Morgan Stanley	(6,050)	(584,015)	(441,529)	141,136
Atlas Air Worldwide Holdings, Inc.	Morgan Stanley	(5,710)	(565,148)	(545,705)	18,137
Canadian Pacific Railway Ltd. (Canada)	Morgan Stanley	(7,731)	(612,980)	(515,812)	99,627
JB Hunt Transport Services, Inc.	Morgan Stanley	(1,244)	(258,125)	(194,586)	61,812
JetBlue Airways Corp.	Morgan Stanley	(23,128)	(196,603)	(153,339)	42,810
Kirby Corp.	Morgan Stanley	(11,360)	(764,959)	(690,347)	72,980
Lyft, Inc., Class A	Morgan Stanley	(11,805)	(245,754)	(155,472)	89,714
PAM Transportation Services, Inc.	Morgan Stanley	(34)	(1,051)	(1,053)	(3)
SkyWest, Inc.	Morgan Stanley	(10,164)	(298,763)	(165,267)	132,806

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Concluded)

September 30, 2022

Total Return Swaps (Concluded)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Transportation — (continued)
TuSimple Holdings, Inc., Class A	Morgan Stanley	(71,290)	$(533,499)	$(541,804)	$(9,549)
Werner Enterprises, Inc.	Morgan Stanley	(12,478)	(582,216)	(469,173)	106,237

		(160,994)	(4,643,113)	(3,874,087)	755,707

Utilities
Algonquin Power & Utilities Corp. (Canada)	Morgan Stanley	(35,336)	(561,888)	(385,516)	142,909
ALLETE, Inc.	Morgan Stanley	(3,563)	(212,553)	(178,328)	13,514
Alliant Energy Corp.	Morgan Stanley	(11,066)	(653,132)	(586,387)	60,504
American Electric Power Co., Inc.	Morgan Stanley	(3,602)	(357,168)	(311,393)	46,158
Atmos Energy Corp.	Morgan Stanley	(6,203)	(721,811)	(631,776)	92,282
Avangrid, Inc.	Morgan Stanley	(11,434)	(570,490)	(476,798)	65,627
Avista Corp.	Morgan Stanley	(5,939)	(260,058)	(220,040)	32,085
Black Hills Corp.	Morgan Stanley	(3,945)	(289,550)	(267,195)	14,232
Clearway Energy, Inc., Class A	Morgan Stanley	(8,838)	(230,719)	(257,186)	(48,586)
CMS Energy Corp.	Morgan Stanley	(32,547)	(2,245,188)	(1,895,537)	335,301
Edison International	Morgan Stanley	(3,745)	(253,916)	(211,892)	39,785
Essential Utilities, Inc.	Morgan Stanley	(8,343)	(394,730)	(345,233)	45,217
Evergy, Inc.	Morgan Stanley	(7,460)	(514,727)	(443,124)	59,439
Eversource Energy	Morgan Stanley	(5,664)	(511,952)	(441,565)	51,289
Fortis, Inc. (Canada)	Morgan Stanley	(14,227)	(658,039)	(540,484)	111,909
IDACORP, Inc.	Morgan Stanley	(1,839)	(198,228)	(182,079)	14,412
Northwest Natural Holding Co.	Morgan Stanley	(7,342)	(387,916)	(318,496)	55,269
NorthWestern Corp.	Morgan Stanley	(4,816)	(308,951)	(237,332)	52,107
OGE Energy Corp.	Morgan Stanley	(27,302)	(1,100,346)	(995,431)	97,594
ONE Gas, Inc.	Morgan Stanley	(11,273)	(905,713)	(793,506)	96,968
Pinnacle West Capital Corp.	Morgan Stanley	(11,444)	(960,260)	(738,252)	173,788
PNM Resources, Inc.	Morgan Stanley	(2,563)	(126,599)	(117,206)	4,085
Portland General Electric Co.	Morgan Stanley	(13,945)	(702,217)	(606,050)	75,464
PPL Corp.	Morgan Stanley	(75,977)	(2,270,158)	(1,926,017)	326,031
SJW Group.	Morgan Stanley	(4,142)	(279,668)	(238,579)	30,822
Southwest Gas Holdings, Inc.	Morgan Stanley	(10,180)	(744,588)	(710,055)	4,680
TransAlta Corp. (Canada)	Morgan Stanley	(1,807)	(16,748)	(15,956)	758
Vistra Corp.	Morgan Stanley	(23,153)	(562,685)	(486,213)	72,795

		(357,695)	(16,999,998)	(14,557,626)	2,066,438

Total Reference Entity — Short			(436,439,724)	(325,679,333)	108,212,346

Net Value of Reference Entity			$(290,585,821)	$(190,201,613)	$100,815,980

*	Includes $431,772 related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — 72.0%
Automobiles & Components — 1.2%
BorgWarner, Inc.	9,108	$285,991
Ford Motor Co.(a)	58,853	659,154
General Motors Co.(a)	31,363	1,006,439
Magna International, Inc. (Canada)	8,047	381,589
Modine Manufacturing Co.*	41	530
Thor Industries, Inc.	939	65,711

		2,399,414

Capital Goods — 6.8%
3M Co.(a)	4,772	527,306
A.O. Smith Corp.	1,275	61,939
AAR Corp.*	715	25,611
Advanced Drainage Systems, Inc.	2,949	366,767
AECOM	593	40,543
AerSale Corp.*	37	686
Altra Industrial Motion Corp.	622	20,912
AMETEK, Inc.	1,016	115,225
Applied Industrial Technologies, Inc.	284	29,189
Atkore, Inc.*	1,071	83,334
BlueLinx Holdings, Inc.*	394	24,467
Boise Cascade Co.	1,357	80,687
Builders FirstSource, Inc.(a)*	10,928	643,878
Carlisle Cos., Inc.	738	206,943
Carrier Global Corp.(a)	16,835	598,653
ChargePoint Holdings, Inc.*	1,730	25,535
Crane Holdings Co.	1,241	108,637
Cummins, Inc.(a)	2,930	596,284
Deere & Co.	930	310,518
Donaldson Co., Inc.	785	38,473
Dover Corp.	82	9,560
Dycom Industries, Inc.*	632	60,375
Emerson Electric Co.	1,330	97,383
Encore Wire Corp.(a)	5,515	637,203
Enerpac Tool Group Corp.	121	2,157
Fortive Corp.	4,570	266,431
Generac Holdings, Inc.*	1,051	187,225
General Dynamics Corp.(a)	4,179	886,658
General Electric Co.(a)	9,405	582,264
GrafTech International Ltd.	773	3,332
Hexcel Corp.	4,791	247,790
Howmet Aerospace, Inc.	8,375	259,039
Hubbell, Inc.	902	201,146
Illinois Tool Works, Inc.	355	64,131
Kennametal, Inc.	8,096	166,616
Lincoln Electric Holdings, Inc.	474	59,591
Lockheed Martin Corp.	1,240	479,000
Masco Corp.	3,999	186,713

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Mueller Industries, Inc.	7,390	$439,262
Nordson Corp.	1,278	271,281
Otis Worldwide Corp.(a)	4,572	291,694
Owens Corning	860	67,605
Parker-Hannifin Corp.(a)	3,759	910,843
Pentair PLC (Ireland)	6,465	262,673
Rocket Lab USA, Inc.*	20,665	84,107
Rockwell Automation, Inc.	1,638	352,350
Snap-on, Inc.	93	18,726
Spirit AeroSystems Holdings, Inc., Class A	455	9,974
Stem, Inc.*	2,212	29,508
Textron, Inc.(a)	7,798	454,311
Trex Co., Inc.(a)*	12,971	569,946
UFP Industries, Inc.	4,107	296,361
United Rentals, Inc.(a)*	2,097	566,442
Veritiv Corp.*	1,189	116,248
Wabash National Corp.	1,265	19,683
Westinghouse Air Brake Technologies Corp.	2,023	164,571
WW Grainger, Inc.	1,302	636,925
Zurn Elkay Water Solutions Corp.	4,136	101,332

		13,966,043

Commercial & Professional Services — 1.4%
Copart, Inc.(a)*	5,050	537,320
Equifax, Inc.	895	153,430
Exponent, Inc.	323	28,317
Heritage-Crystal Clean, Inc.*	30	887
IAA, Inc.*	1,162	37,010
KBR, Inc.	183	7,909
Kforce, Inc.	751	44,046
Korn Ferry	4,054	190,335
Nielsen Holdings PLC (United Kingdom)	4,554	126,237
Robert Half International, Inc.	3,826	292,689
Tetra Tech, Inc.(a)	3,907	502,167
Thomson Reuters Corp. (Canada)	1,162	119,244
TriNet Group, Inc.*	1,772	126,202
Verisk Analytics, Inc.	1,748	298,087
Waste Management, Inc.(a)	3,168	507,545

		2,971,425

Consumer Durables & Apparel — 1.7%
Capri Holdings Ltd. (British Virgin Islands)*	1,090	41,900
Cavco Industries, Inc.*	708	145,678

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
DR Horton, Inc.	1,562	$105,201
Garmin Ltd. (Switzerland)	645	51,800
GoPro, Inc., Class A*	23,215	114,450
Hasbro, Inc.	2,896	195,248
Kontoor Brands, Inc.	985	33,106
Leggett & Platt, Inc.	3,110	103,314
Levi Strauss & Co., Class A	490	7,090
Malibu Boats, Inc., Class A*	374	17,948
NIKE, Inc., Class B(a)	7,050	585,996
NVR, Inc.*	46	183,406
PVH Corp.	1,064	47,667
Skyline Champion Corp.*	4,867	257,318
Sonos, Inc.*	10,591	147,215
Steven Madden Ltd.	5,873	156,633
Tapestry, Inc.	14,876	422,925
Under Armour, Inc., Class C*	26,152	155,866
Vista Outdoor, Inc.*	17,186	417,964
Whirlpool Corp.	1,941	261,666

		3,452,391

Consumer Services — 2.0%
Adtalem Global Education, Inc.*	1,254	45,708
Airbnb, Inc., Class A*	795	83,507
Bloomin’ Brands, Inc.	1,587	29,090
Booking Holdings, Inc.*	52	85,447
Bright Horizons Family Solutions, Inc.*	1,767	101,867
Caesars Entertainment, Inc.*	2,382	76,843
Cheesecake Factory, Inc. (The)	975	28,548
Chipotle Mexican Grill, Inc.*	139	208,884
Dave & Buster’s Entertainment, Inc.(a)*	6,242	193,689
Domino’s Pizza, Inc.	1,110	344,322
Duolingo, Inc.*	622	59,233
European Wax Center, Inc., Class A	1,527	28,173
Expedia Group, Inc.*	2,606	244,156
First Watch Restaurant Group, Inc.*	3	43
Hilton Worldwide Holdings, Inc.	137	16,525
Hyatt Hotels Corp., Class A*	2,424	196,247
Kura Sushi USA, Inc., Class A*	35	2,575
Marriott International, Inc., Class A	128	17,938
McDonald’s Corp.(a)	3,517	811,513
MGM Resorts International(a)	21,294	632,858
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	2,977	33,819
Papa John’s International, Inc.	366	25,624
Perdoceo Education Corp.*	666	6,860

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Portillo’s, Inc., Class A*	80	$1,575
Starbucks Corp.(a)	6,654	560,666
Stride, Inc.*	1,104	46,401
Terminix Global Holdings, Inc.*	658	25,195
Vail Resorts, Inc.(a)	906	195,370
Vivint Smart Home, Inc.*	27	178
Wyndham Hotels & Resorts, Inc.	889	54,540

		4,157,394

Diversified Financials — 2.0%
Affiliated Managers Group, Inc.	1,041	116,436
Berkshire Hathaway, Inc., Class B(a)*	3,319	886,239
BlackRock, Inc.(a)	1,046	575,593
Franklin Resources, Inc.	18,429	396,592
Intercontinental Exchange, Inc.(a)	10,738	970,178
Invesco Ltd. (Bermuda)	7,448	102,038
Moody’s Corp.	1,028	249,917
Nasdaq, Inc.	3,644	206,542
Open Lending Corp., Class A*	8,205	65,968
T Rowe Price Group, Inc.(a)	6,262	657,573

		4,227,076

Energy — 3.1%
Antero Resources Corp.*	5,395	164,709
APA Corp.	3,750	128,212
Arch Resources, Inc.	631	74,837
Baker Hughes Co.	7,966	166,967
Bristow Group, Inc.*	3	70
Canadian Natural Resources Ltd. (Canada)	1,376	64,080
Cenovus Energy, Inc. (Canada)	3,327	51,136
Cheniere Energy, Inc.	1,432	237,583
Chevron Corp.(a)	3,838	551,405
ConocoPhillips	694	71,024
CONSOL Energy, Inc.	2,277	146,457
Crescent Point Energy Corp. (Canada)	37,715	232,324
CVR Energy, Inc.	2,819	81,695
Denbury, Inc.*	2,242	193,395
Devon Energy Corp.	5,315	319,591
DHT Holdings, Inc. (Marshall Islands)	12,130	91,703
Diamondback Energy, Inc.	825	99,380
Dril-Quip, Inc.*	3,165	61,781
Enerplus Corp. (Canada)	7,432	105,311
Exxon Mobil Corp.	4,423	386,172

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
FLEX LNG Ltd. (Bermuda)	2,331	$73,823
Halliburton Co.	2,297	56,552
Helmerich & Payne, Inc.	2,266	83,774
Imperial Oil Ltd. (Canada)	320	13,846
Kinder Morgan, Inc.	9,372	155,950
Kosmos Energy Ltd.*	2,505	12,951
Marathon Oil Corp.	5,270	118,997
Marathon Petroleum Corp.	1,040	103,303
Murphy Oil Corp.	136	4,783
Occidental Petroleum Corp.	6,276	385,660
ONEOK, Inc.	2,150	110,166
Pembina Pipeline Corp. (Canada)	6,928	210,403
Phillips 66	536	43,266
Pioneer Natural Resources Co.(a)	3,377	731,222
Range Resources Corp.	11,687	295,214
Suncor Energy, Inc. (Canada)	286	8,051
Talos Energy, Inc.*	2,215	36,880
TechnipFMC PLC (United Kingdom)*	17,715	149,869
US Silica Holdings, Inc.*	12,643	138,441
Valaris Ltd. (Bermuda)*	1,644	80,457
Valero Energy Corp.	1,202	128,434
W&T Offshore, Inc.*	21,501	125,996
Weatherford International PLC (Ireland)*	2,778	89,702

		6,385,572

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.(a)	1,584	748,076
Fresh Market Holdings, Inc. (The), Escrow Shares(b)*	45,368	—
Kroger Co. (The)	879	38,456
Sysco Corp.	3,556	251,445
US Foods Holding Corp.*	2,721	71,943
Walgreens Boots Alliance, Inc.	5,348	167,927
Walmart, Inc.(a)	9,208	1,194,278

		2,472,125

Food, Beverage & Tobacco — 3.2%
Altria Group, Inc.(a)	12,322	497,562
Archer-Daniels-Midland Co.	2,947	237,086
Boston Beer Co., Inc. (The), Class A*	471	152,439
Brown-Forman Corp., Class B	2,824	187,994
Cal-Maine Foods, Inc.	572	31,797
Campbell Soup Co.	1,112	52,397
Coca-Cola Co. (The)(a)	26,611	1,490,748

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Coca-Cola Consolidated, Inc.	52	$21,410
General Mills, Inc.(a)	7,737	592,732
Hormel Foods Corp.	6,183	280,956
John B Sanfilippo & Son, Inc.	20	1,515
Kellogg Co.	3,338	232,525
Keurig Dr Pepper, Inc.	3,923	140,522
Kraft Heinz Co. (The)	1,700	56,695
Lamb Weston Holdings, Inc.	4,333	335,288
Mondelez International, Inc., Class A	7,723	423,452
PepsiCo, Inc.(a)	4,624	754,914
Philip Morris International, Inc.(a)	5,021	416,793
Pilgrim’s Pride Corp.*	4,040	93,001
Post Holdings, Inc.*	851	69,705
Primo Water Corp. (Canada)	3,835	48,129
Tyson Foods, Inc., Class A(a)	6,392	421,425

		6,539,085

Health Care Equipment & Services — 6.4%
Abbott Laboratories(a)	6,775	655,549
ABIOMED, Inc.*	254	62,398
Accolade, Inc.*	174	1,987
Align Technology, Inc.*	1,410	292,025
Alignment Healthcare, Inc.*	32	379
Allscripts Healthcare Solutions, Inc.*	19,366	294,944
Amedisys, Inc.*	132	12,776
AmerisourceBergen Corp.	1,234	166,997
Apollo Medical Holdings, Inc.*	3,198	124,722
Avanos Medical, Inc.*	3,462	75,402
Axonics, Inc.*	4,729	333,111
Becton Dickinson and Co.	63	14,038
Cardinal Health, Inc.(a)	12,850	856,838
Centene Corp.(a)*	14,971	1,164,894
Cigna Corp.	920	255,272
Cooper Cos., Inc. (The)	1,412	372,627
CorVel Corp.*	16	2,215
CVS Health Corp.(a)	1,867	178,056
DaVita, Inc.*	1,109	91,792
DENTSPLY SIRONA, Inc.	3,657	103,676
Dexcom, Inc.*	3,962	319,099
Edwards Lifesciences Corp.*	3,151	260,367
Elevance Health, Inc.	635	288,442
Encompass Health Corp.	960	43,421
Enovis Corp.*	3,410	157,099
Ensign Group, Inc. (The)	613	48,734
Evolent Health, Inc., Class A*	2,957	106,245
Fulgent Genetics, Inc.*	7,416	282,698

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
HCA Healthcare, Inc.	1,208	$222,018
Henry Schein, Inc.*	1,135	74,649
Hologic, Inc.(a)*	6,912	445,962
Humana, Inc.	611	296,451
IDEXX Laboratories, Inc.(a)*	1,307	425,821
Intuitive Surgical, Inc.*	289	54,170
Laboratory Corp. of America Holdings	1,809	370,501
Lantheus Holdings, Inc.(a)*	5,408	380,345
LivaNova PLC (United Kingdom)*	2,440	123,879
McKesson Corp.	278	94,484
Medtronic PLC (Ireland)	6,665	538,199
Meridian Bioscience, Inc.*	1,573	49,597
Molina Healthcare, Inc.(a)*	856	282,343
National HealthCare Corp.	1	63
Neogen Corp.*	7,710	107,709
Option Care Health, Inc.*	2,654	83,521
Patterson Cos., Inc.	2,720	65,334
Quest Diagnostics, Inc.	1,791	219,738
Shockwave Medical, Inc.(a)*	2,327	647,069
Simulations Plus, Inc.	80	3,883
STAAR Surgical Co.*	2,955	208,475
STERIS PLC (Ireland)	454	75,491
Teleflex, Inc.	1,295	260,891
UnitedHealth Group, Inc.(a)	1,275	643,926
Universal Health Services, Inc., Class B	470	41,445
Veeva Systems, Inc., Class A*	1,445	238,252
ViewRay, Inc.*	56	204
Zimmer Biomet Holdings, Inc.(a)	5,799	606,285

		13,126,508

Household & Personal Products — 1.0%
Church & Dwight Co., Inc.	1,034	73,869
Colgate-Palmolive Co.(a)	8,072	567,058
Coty, Inc., Class A*	3,208	20,275
elf Beauty, Inc.*	2,867	107,857
Estee Lauder Cos., Inc. (The), Class A	1,970	425,323
Kimberly-Clark Corp.	4,080	459,163
Procter & Gamble Co. (The)(a)	2,998	378,497
Spectrum Brands Holdings, Inc.	2,328	90,862

		2,122,904

Materials — 4.0%
AdvanSix, Inc.	1,562	50,140
Air Products and Chemicals, Inc.	288	67,026

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Alcoa Corp.	4,192	$141,103
Alpha Metallurgical Resources, Inc.	2,055	281,206
Amcor PLC (Jersey)	9,084	97,471
Ashland, Inc.	644	61,161
Avient Corp.	2,346	71,084
Ball Corp.	1,046	50,543
Barrick Gold Corp. (Canada)	30,008	465,124
Celanese Corp.	3,118	281,680
CF Industries Holdings, Inc.	2,976	286,440
Corteva, Inc.	45	2,572
Crown Holdings, Inc.	754	61,097
Dow, Inc.	6,985	306,851
DuPont de Nemours, Inc.	8,116	409,046
Eagle Materials, Inc.	522	55,948
Eastman Chemical Co.	6,290	446,905
First Majestic Silver Corp. (Canada) .	633	4,823
Franco-Nevada Corp. (Canada)	2,835	338,726
Freeport-McMoRan, Inc.	5,998	163,925
Ginkgo Bioworks Holdings, Inc.*	63,673	198,660
Greif, Inc., Class A	429	25,556
Hudbay Minerals, Inc. (Canada)	4,448	17,925
Huntsman Corp.	1,304	32,000
International Paper Co.	10,413	330,092
Kronos Worldwide, Inc.	612	5,716
Linde PLC (Ireland)	1,482	399,532
Louisiana-Pacific Corp.	565	28,922
LSB Industries, Inc.*	38	542
LyondellBasell Industries NV, Class A (Netherlands)	1,048	78,893
Martin Marietta Materials, Inc.	400	128,836
Methanex Corp. (Canada)	776	24,731
Mosaic Co. (The)	8,064	389,733
MP Materials Corp.*	5,246	143,216
Newmont Corp.	5,179	217,673
Nucor Corp.	1,794	191,940
Nutrien Ltd. (Canada)	533	44,442
Olin Corp.	7,337	314,611
Packaging Corp. of America	833	93,538
Pan American Silver Corp. (Canada)	5,546	88,070
PPG Industries, Inc.	2,040	225,808
Reliance Steel & Aluminum Co.	640	111,622
Royal Gold, Inc.	3,037	284,931
Sealed Air Corp.	3,091	137,580
SSR Mining, Inc. (Canada)	11,112	163,458
Steel Dynamics, Inc.	924	65,558

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Summit Materials, Inc., Class A*	1,122	$26,883
Sylvamo Corp.	1,618	54,850
Teck Resources Ltd., Class B (Canada)	6,439	195,810
United States Steel Corp.	12,003	217,494
Valhi, Inc.	42	1,057
Warrior Met Coal, Inc.	5,759	163,786
Westrock Co.	5,562	171,810
Wheaton Precious Metals Corp. (Canada)	989	32,004
Yamana Gold, Inc. (Canada)	5,069	22,963

		8,273,113

Media & Entertainment — 4.8%
Activision Blizzard, Inc.	2,445	181,761
Alphabet, Inc., Class A(a)*	15,296	1,463,062
Bumble, Inc., Class A*	7,467	160,466
Charter Communications, Inc., Class A(a)*	1,457	441,981
Cinemark Holdings, Inc.*	16,869	204,284
Comcast Corp., Class A	11,083	325,064
Electronic Arts, Inc.	930	107,610
Fox Corp., Class A	8,658	265,627
Interpublic Group of Cos., Inc. (The)	5,611	143,642
Live Nation Entertainment, Inc.*	644	48,970
Madison Square Garden Sports Corp.*	1,159	158,389
Match Group, Inc.(a)*	9,248	441,592
Meta Platforms, Inc., Class A(a)*	18,349	2,489,592
Netflix, Inc.(a)*	5,163	1,215,577
News Corp., Class A	6,409	96,840
Omnicom Group, Inc.	2,336	147,378
Paramount Global, Class B	2,778	52,893
PubMatic, Inc., Class A*	4,817	80,107
Shutterstock, Inc.	1,971	98,885
TripAdvisor, Inc.*	20,469	451,956
Twitter, Inc.*	7,311	320,514
Walt Disney Co. (The)(a)*	9,016	850,479
Ziff Davis, Inc.*	393	26,913
ZipRecruiter, Inc., Class A*	3,173	52,355
ZoomInfo Technologies, Inc.*	3,058	127,396

		9,953,333

Pharmaceuticals, Biotechnology & Life Sciences — 5.5%
Aerie Pharmaceuticals, Inc.*	838	12,679
Agilent Technologies, Inc.	253	30,752
Amphastar Pharmaceuticals, Inc.*	1,869	52,519

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Apellis Pharmaceuticals, Inc.*	128	$8,742
Avantor, Inc.*	1,535	30,086
Azenta, Inc.	1,526	65,404
Biogen, Inc.(a)*	887	236,829
Bio-Rad Laboratories, Inc., Class A*	81	33,788
Bio-Techne Corp.	212	60,208
Bristol-Myers Squibb Co.(a)	14,725	1,046,800
Catalyst Pharmaceuticals, Inc.*	4,982	63,919
Charles River Laboratories International, Inc.*	698	137,366
Deciphera Pharmaceuticals, Inc.*	977	18,074
Dynavax Technologies Corp.*	11,083	115,707
Elanco Animal Health, Inc.*	24,444	303,350
Exelixis, Inc.*	71	1,113
Gilead Sciences, Inc.	845	52,128
Global Blood Therapeutics, Inc.*	76	5,176
Harmony Biosciences Holdings, Inc.*	2,125	94,116
Illumina, Inc.(a)*	2,950	562,830
Innoviva, Inc.*	2,586	30,023
IQVIA Holdings, Inc.*	212	38,402
Ironwood Pharmaceuticals, Inc.*	6,075	62,937
iTeos Therapeutics, Inc.*	13	248
Johnson & Johnson(a)	6,187	1,010,708
Karuna Therapeutics, Inc.*	85	19,119
Lyell Immunopharma, Inc.*	27	198
Maravai LifeSciences Holdings, Inc., Class A*	13,006	332,043
Merck & Co., Inc.(a)	11,488	989,347
Mettler-Toledo International, Inc.*	418	453,162
Moderna, Inc.(a)*	12,024	1,421,838
Morphic Holding, Inc.*	693	19,612
Myovant Sciences Ltd. (Bermuda)*	2,261	40,608
PerkinElmer, Inc.	2,302	277,000
Pfizer, Inc.(a)	14,881	651,193
Pliant Therapeutics, Inc.*	6	125
QIAGEN N.V. (Netherlands)*	764	31,538
Repligen Corp.*	121	22,640
Rhythm Pharmaceuticals, Inc.*	21	515
Sarepta Therapeutics, Inc.*	1,112	122,920
SIGA Technologies, Inc.	40,702	419,231
Vertex Pharmaceuticals, Inc.(a)*	1,817	526,094
Viatris, Inc.(a)	89,171	759,737
Vir Biotechnology, Inc.*	6,996	134,883

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
West Pharmaceutical Services, Inc.	2,194	$539,900
Zoetis, Inc.(a)	3,871	574,031

		11,409,638

Retailing — 4.3%
Academy Sports & Outdoors, Inc.	344	14,510
Amazon.com, Inc.(a)*	21,971	2,482,723
Arhaus, Inc.*	321	2,263
AutoZone, Inc.*	105	224,903
Bath & Body Works, Inc.(a)	11,872	387,027
Best Buy Co., Inc.	93	5,891
Buckle, Inc. (The)	2,055	65,061
Dillard’s, Inc., Class A	256	69,826
eBay, Inc.(a)	13,585	500,064
Etsy, Inc.(a)*	3,914	391,909
Group 1 Automotive, Inc.	1,356	193,732
Home Depot, Inc. (The)(a)	1,964	541,946
LKQ Corp.	10,877	512,850
Lowe’s Cos., Inc.	2,865	538,076
MarineMax, Inc.*	3,855	114,840
Monro, Inc.	60	2,607
Murphy USA, Inc.	1,225	336,765
Nordstrom, Inc.	14,112	236,094
ODP Corp. (The)*	3,280	115,292
Overstock.com, Inc.(a)*	12,325	300,114
Penske Automotive Group, Inc.	256	25,198
Ross Stores, Inc.(a)	7,847	661,267
Signet Jewelers Ltd. (Bermuda)	1,346	76,978
Target Corp.(a)	5,026	745,808
Ulta Beauty, Inc.(a)*	842	337,802
Warby Parker, Inc., Class A*	1,779	23,732
Williams-Sonoma, Inc.	380	44,783

		8,952,061

Semiconductors & Semiconductor Equipment — 5.2%
Allegro MicroSystems, Inc.*	1,304	28,492
Alpha & Omega Semiconductor Ltd. (Bermuda)*	3,962	121,871
Amkor Technology, Inc.	3,003	51,201
Applied Materials, Inc.(a)	8,381	686,655
Axcelis Technologies, Inc.*	6,568	397,758
Broadcom, Inc.(a)	1,206	535,476
Cohu, Inc.*	1,322	34,081
Diodes, Inc.*	782	50,760
Enphase Energy, Inc.(a)*	1,357	376,527

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
GLOBALFOUNDRIES, Inc. (Cayman Islands)*	975	$47,141
Lam Research Corp.	623	228,018
Lattice Semiconductor Corp.*	4,256	209,438
MaxLinear, Inc.*	9,395	306,465
Microchip Technology, Inc.(a)	11,187	682,743
Micron Technology, Inc.(a)	24,489	1,226,899
Monolithic Power Systems, Inc.	970	352,498
NVIDIA Corp.(a)	6,343	769,977
NXP Semiconductors NV (Netherlands)	4,334	639,308
ON Semiconductor Corp.*	3,498	218,030
Onto Innovation, Inc.*	2,256	144,497
Photronics, Inc.*	7,912	115,674
Power Integrations, Inc.	2,859	183,891
Qorvo, Inc.*	4,774	379,103
QUALCOMM, Inc.(a)	9,032	1,020,435
Rambus, Inc.*	10,755	273,392
Semtech Corp.*	7,712	226,810
Silicon Laboratories, Inc.(a)*	4,522	558,196
Skyworks Solutions, Inc.	2,778	236,880
Synaptics, Inc.(a)*	4,297	425,446
Teradyne, Inc.	1,029	77,329
Universal Display Corp.	1,656	156,244

		10,761,235

Software & Services — 9.9%
Accenture PLC, Class A (Ireland)	4,098	1,054,415
Adobe, Inc.(a)*	4,913	1,352,058
Akamai Technologies, Inc.*	2,515	202,005
Amdocs Ltd. (Guernsey)	304	24,153
ANSYS, Inc.*	464	102,869
Autodesk, Inc.(a)*	2,202	411,334
Automatic Data Processing, Inc.(a)	3,261	737,606
Bentley Systems, Inc., Class B	4,018	122,911
Bill.com Holdings, Inc.*	947	125,354
BlackBerry Ltd. (Canada)*	25,333	119,065
Box, Inc., Class A*	2,738	66,780
Broadridge Financial Solutions, Inc.	1,255	181,122
Cadence Design Systems, Inc.*	764	124,860
Ceridian HCM Holding, Inc.*	7,400	413,512
Citrix Systems, Inc.(b)	1,647	171,288
Concentrix Corp.	456	50,903
Datadog, Inc., Class A*	1,447	128,465
Descartes Systems Group, Inc. (The) (Canada)*	1,007	63,975

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Dolby Laboratories, Inc., Class A	816	$53,162
Dropbox, Inc., Class A*	16,667	345,340
DXC Technology Co.*	10,969	268,521
Elastic NV (Netherlands)*	2,566	184,085
Euronet Worldwide, Inc.*	1,814	137,429
EverCommerce, Inc.*	11	120
FleetCor Technologies, Inc.*	1,099	193,611
Fortinet, Inc.*	6,111	300,233
Gartner, Inc.*	339	93,798
Gitlab, Inc., Class A*	1,037	53,115
Global Payments, Inc.	1,037	112,048
GoDaddy, Inc., Class A*	1,946	137,932
HubSpot, Inc.*	451	121,824
InterDigital, Inc.	3,698	149,473
Intuit, Inc.	517	200,244
Jack Henry & Associates, Inc.	102	18,591
Kyndryl Holdings, Inc.*	410	3,391
Manhattan Associates, Inc.*	877	116,667
Mastercard, Inc., Class A	1,481	421,107
Microsoft Corp.(a)	8,792	2,047,657
NCR Corp.*	12,795	243,233
New Relic, Inc.*	478	27,428
NortonLifeLock, Inc.(a)	12,490	251,549
Nutanix, Inc., Class A*	9,645	200,905
Open Text Corp. (Canada)	2,238	59,173
Oracle Corp.(a)	18,186	1,110,619
Paychex, Inc.	2,804	314,637
Paycom Software, Inc.(a)*	1,588	524,024
Paycor HCM, Inc.*	20	591
Paylocity Holding Corp.*	280	67,642
Payoneer Global, Inc.*	209	1,264
PayPal Holdings, Inc.(a)*	19,152	1,648,413
Ping Identity Holding Corp.*	1,476	41,431
Procore Technologies, Inc.*	315	15,586
Progress Software Corp.	927	39,444
Roper Technologies, Inc.(a)	762	274,046
Sabre Corp.*	10,205	52,556
Salesforce, Inc.(a)*	6,233	896,555
ServiceNow, Inc.(a)*	2,616	987,828
Shift4 Payments, Inc., Class A*	8,711	388,598
Snowflake, Inc., Class A(a)*	4,590	780,116
Sprout Social, Inc., Class A*	165	10,012
SPS Commerce, Inc.*	536	66,587
Synopsys, Inc.(a)*	1,151	351,642
Teradata Corp.*	894	27,768
Trade Desk, Inc. (The), Class A(a)*	7,169	428,348

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
VeriSign, Inc.*	2,936	$509,983
Verra Mobility Corp.*	9,436	145,031
Visa, Inc., Class A	569	101,083
Workiva, Inc.*	120	9,336
Zoom Video Communications, Inc., Class A*	291	21,415
Zscaler, Inc.*	2,692	442,484

		20,450,350

Technology Hardware & Equipment — 4.1%
Amphenol Corp., Class A(a)	6,989	467,984
Apple, Inc.(a)	13,510	1,867,082
Avnet, Inc.	4,935	178,252
Badger Meter, Inc.	416	38,434
CDW Corp.	1,820	284,066
Cisco Systems, Inc.(a)	31,283	1,251,320
Coherent Corp.*	4,759	165,851
Corning, Inc.(a)	4,962	143,997
Dell Technologies, Inc., Class C	841	28,737
Extreme Networks, Inc.*	11,070	144,685
F5, Inc.*	2,752	398,297
Hewlett Packard Enterprise Co.(a)	42,987	514,984
HP, Inc.(a)	16,659	415,142
IonQ, Inc.*	30,095	152,582
IPG Photonics Corp.*	308	25,980
Jabil, Inc.	792	45,706
Keysight Technologies, Inc.*	534	84,030
Lumentum Holdings, Inc.*	1,480	101,484
NetApp, Inc.	6,312	390,397
Pure Storage, Inc., Class A*	8,471	231,851
Sanmina Corp.*	744	34,284
Seagate Technology Holdings PLC (Ireland)	3,748	199,506
TE Connectivity Ltd. (Switzerland)	3,362	371,030
Trimble, Inc.*	3,706	201,125
Viavi Solutions, Inc.*	3,735	48,742
Vishay Intertechnology, Inc.	3,764	66,962
Western Digital Corp.(a)*	5,246	170,757
Zebra Technologies Corp., Class A(a)*	1,631	427,338

		8,450,605

Telecommunication Services — 0.8%
AT&T, Inc.(a)	24,778	380,095
BCE, Inc. (Canada)	1,885	79,057
EchoStar Corp., Class A*	8,255	135,960
Iridium Communications, Inc.*	1,853	82,218

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Telecommunication Services — (Continued)
Lumen Technologies, Inc.	12,915	$94,021
TELUS Corp. (Canada)	1,420	28,201
T-Mobile US, Inc.*	2,337	313,555
Verizon Communications, Inc.(a)	16,099	611,279

		1,724,386

Transportation — 2.0%
American Airlines Group, Inc.*	4,107	49,448
ArcBest Corp.	896	65,166
CSX Corp.(a)	9,298	247,699
Expeditors International of Washington, Inc.	4,919	434,397
FedEx Corp.	3,605	535,234
Forward Air Corp.	553	49,914
Golden Ocean Group Ltd. (Bermuda)	17,815	133,078
GXO Logistics, Inc.*	993	34,815
Hub Group, Inc., Class A*	591	40,767
Knight-Swift Transportation Holdings, Inc.	1,657	81,077
Landstar System, Inc.	187	26,997
Matson, Inc.	2,860	175,947
Norfolk Southern Corp.	986	206,715
Old Dominion Freight Line, Inc.	2,023	503,262
Ryder System, Inc.	311	23,477
Saia, Inc.*	1,092	207,480
Schneider National, Inc., Class B	60	1,218
Southwest Airlines Co.*	11,591	357,466
Uber Technologies, Inc.*	7,383	195,650
Union Pacific Corp.(a)	2,727	531,274
United Parcel Service, Inc., Class B	1,259	203,379
XPO Logistics, Inc.*	2,494	111,033

		4,215,493

Utilities — 1.4%
AES Corp. (The)	7,954	179,760
American Water Works Co., Inc.	128	16,661
Constellation Energy Corp.	3,297	274,277
DTE Energy Co.	1,234	141,972
Exelon Corp.(a)	19,572	733,167
MGE Energy, Inc.	25	1,641
National Fuel Gas Co.	1,808	111,282
NRG Energy, Inc.(a)	9,897	378,758
Otter Tail Corp.	1,813	111,536

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
Public Service Enterprise Group, Inc.(a)	10,379	$583,611
Southern Co. (The)	4,745	322,660

		2,855,325

TOTAL COMMON STOCKS (Cost $164,487,236)		148,865,476

AFFILIATED EQUITY REGISTERED INVESTMENT COMPANY — 22.8%
Gotham Enhanced 500 ETF	2,400,000	47,269,200

TOTAL AFFILIATED EQUITY REGISTERED INVESTMENT COMPANY (Cost $48,408,000)		47,269,200

EXCHANGE TRADED FUNDS — 0.2%
SPDR S&P 500 ETF Trust	1,052	375,753

TOTAL EXCHANGE TRADED FUNDS (Cost $381,862)		375,753

TOTAL INVESTMENTS - 95.0% (Cost $213,277,098)		196,510,429

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.0%		10,233,972

NET ASSETS - 100.0%		$206,744,401

(a)	Security position is either entirely or partially designated as collateral for total return swaps. (See Note 1 of the Notes to Financial Statements)
(b)	Security is fair valued by the Adviser in accordance with the policies established by the Board of Trustees.
*	Non-income producing.

ETF	Exchange-Traded Fund
PLC	Public Limited Company
SPDR	Standard & Poor’s Depository Receipt

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Over-the-counter total return swaps outstanding as of September 30, 2022

The Fund maintains a portfolio of long and short positions and receives/pays a rebate based upon the Fed Funds 1-Day Rate less a specified spread as negotiated by the parties. The notional gain or loss, dividends payable and rebates are payable the earlier of maturity of the swaps or upon termination. The portfolio matures between August 27, 2024 and July 8, 2027, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The cash amounts payable/receivable due to individual contracts being closed are settled, on a net basis, once a week. The value of total return swaps represents 3.9% of net assets as of September 30, 2022.

The following table represents the individual long and short positions and related values of total return swaps as of September 30, 2022:

Total Return Swaps

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Long
Automobiles & Components
BorgWarner, Inc.	Morgan Stanley	7,425	$279,016	$233,145	$(41,855)
Ford Motor Co.	Morgan Stanley	128,037	1,452,302	1,434,014	26,170
General Motors Co.	Morgan Stanley	26,166	1,195,647	839,667	(346,491)
Magna International, Inc. (Canada)	Morgan Stanley	6,554	394,947	310,791	(80,761)
Modine Manufacturing Co.	Morgan Stanley	37	484	479	20
Thor Industries, Inc.	Morgan Stanley	769	58,985	53,815	(4,551)

		168,988	3,381,381	2,871,911	(447,468)

Capital Goods
3M Co.	Morgan Stanley	3,536	503,237	390,728	(97,717)
A.O. Smith Corp.	Morgan Stanley	1,782	94,535	86,570	(5,153)
AAR Corp.	Morgan Stanley	1,664	63,005	59,604	(3,408)
Advanced Drainage Systems, Inc.	Morgan Stanley	2,394	332,008	297,742	(32,085)
AECOM	Morgan Stanley	825	53,663	56,405	3,617
AerSale Corp.	Morgan Stanley	60	1,125	1,112	17
Altra Industrial Motion Corp.	Morgan Stanley	947	38,653	31,838	(6,479)
AMETEK, Inc.	Morgan Stanley	986	108,318	111,822	4,388
Applied Industrial Technologies, Inc.	Morgan Stanley	384	35,521	39,468	4,157
Atkore, Inc.	Morgan Stanley	3,875	230,858	301,514	71,229
BlueLinx Holdings, Inc.	Morgan Stanley	324	25,500	20,120	(5,357)
Boise Cascade Co.	Morgan Stanley	4,930	273,661	293,138	45,383
Builders FirstSource, Inc.	Morgan Stanley	11,681	774,035	688,245	(90,906)
Carlisle Cos., Inc.	Morgan Stanley	760	190,898	213,112	24,071
Carrier Global Corp.	Morgan Stanley	14,207	552,980	505,201	(42,215)
ChargePoint Holdings, Inc.	Morgan Stanley	1,826	25,654	26,952	1,473
Crane Holdings Co.	Morgan Stanley	1,243	124,363	108,812	(14,210)
Cummins, Inc.	Morgan Stanley	2,603	537,842	529,737	3,114
Deere & Co.	Morgan Stanley	829	310,353	276,795	(30,757)
Donaldson Co., Inc.	Morgan Stanley	811	42,075	39,747	(1,858)
Dover Corp.	Morgan Stanley	65	7,666	7,578	(20)
Dycom Industries, Inc.	Morgan Stanley	516	41,302	49,293	8,885
Emerson Electric Co.	Morgan Stanley	1,827	141,975	133,773	(6,884)
Encore Wire Corp.	Morgan Stanley	4,509	531,424	520,970	(8,209)
Enerpac Tool Group Corp.	Morgan Stanley	125	2,111	2,229	153
Fortive Corp.	Morgan Stanley	5,174	280,866	301,644	23,196
Generac Holdings, Inc.	Morgan Stanley	855	180,189	152,310	(26,785)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
General Dynamics Corp.	Morgan Stanley	3,491	$723,559	$740,685	$38,891
General Electric Co.	Morgan Stanley	8,825	662,616	546,356	(110,940)
GrafTech International Ltd.	Morgan Stanley	584	2,498	2,517	56
Hexcel Corp.	Morgan Stanley	3,917	232,346	202,587	(28,226)
Howmet Aerospace, Inc.	Morgan Stanley	6,940	242,361	214,654	(26,091)
Hubbell, Inc.	Morgan Stanley	735	135,456	163,905	32,549
Illinois Tool Works, Inc.	Morgan Stanley	319	57,336	57,627	1,241
Kennametal, Inc.	Morgan Stanley	6,650	174,691	136,857	(35,679)
Lincoln Electric Holdings, Inc.	Morgan Stanley	412	56,786	51,797	(4,414)
Lockheed Martin Corp.	Morgan Stanley	2,783	1,070,432	1,075,045	31,574
Masco Corp.	Morgan Stanley	3,249	174,065	151,696	(20,615)
Mueller Industries, Inc.	Morgan Stanley	6,060	340,708	360,206	24,905
Nordson Corp.	Morgan Stanley	1,069	231,019	226,917	(971)
Otis Worldwide Corp.	Morgan Stanley	4,038	279,347	257,624	(19,086)
Owens Corning	Morgan Stanley	699	52,400	54,948	4,904
Parker-Hannifin Corp.	Morgan Stanley	3,283	870,401	795,504	(76,137)
Pentair PLC (Ireland)	Morgan Stanley	5,266	236,688	213,958	(21,300)
Rocket Lab USA, Inc.	Morgan Stanley	16,911	88,814	68,828	(19,435)
Rockwell Automation, Inc.	Morgan Stanley	1,331	329,887	286,311	(41,591)
Snap-on, Inc.	Morgan Stanley	467	67,264	94,030	33,215
Spirit AeroSystems Holdings, Inc., Class A	Morgan Stanley	373	8,295	8,176	(70)
Stem, Inc.	Morgan Stanley	1,804	28,980	24,065	(4,719)
Textron, Inc.	Morgan Stanley	6,330	393,203	368,786	(21,938)
Trex Co., Inc.	Morgan Stanley	10,569	636,452	464,402	(173,313)
UFP Industries, Inc.	Morgan Stanley	3,353	276,119	241,952	(31,657)
United Rentals, Inc.	Morgan Stanley	1,767	523,737	477,302	(47,182)
Veritiv Corp.	Morgan Stanley	1,611	182,247	157,507	(23,633)
Wabash National Corp.	Morgan Stanley	1,055	18,026	16,416	(1,480)
Westinghouse Air Brake Technologies Corp.	Morgan Stanley	1,742	152,975	141,712	(10,014)
WW Grainger, Inc.	Morgan Stanley	1,064	497,202	520,498	28,406
Zurn Elkay Water Solutions Corp.	Morgan Stanley	3,363	106,200	82,394	(22,747)

		178,798	14,355,927	13,451,721	(727,857)

Commercial & Professional Services
Copart, Inc.	Morgan Stanley	5,134	591,589	546,258	(43,702)
Equifax, Inc.	Morgan Stanley	844	162,568	144,687	(16,712)
Exponent, Inc.	Morgan Stanley	266	24,476	23,320	(973)
Forrester Research, Inc.	Morgan Stanley	2	73	72	22
Heritage-Crystal Clean, Inc.	Morgan Stanley	24	713	710	24
IAA, Inc.	Morgan Stanley	956	34,337	30,449	(4,105)
KBR, Inc.	Morgan Stanley	154	6,623	6,656	95
Kforce, Inc.	Morgan Stanley	640	42,980	37,536	(5,130)
Korn Ferry	Morgan Stanley	3,348	221,560	157,189	(61,839)
Nielsen Holdings PLC (United Kingdom)	Morgan Stanley	10,138	206,512	281,025	85,016
Robert Half International, Inc.	Morgan Stanley	3,137	267,430	239,981	(21,751)
Tetra Tech, Inc.	Morgan Stanley	3,254	459,339	418,237	(37,952)
Thomson Reuters Corp. (Canada)	Morgan Stanley	951	101,914	97,592	(3,694)
TriNet Group, Inc.	Morgan Stanley	1,448	116,090	103,127	(12,251)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Commercial & Professional Services — (continued)
Verisk Analytics, Inc.	Morgan Stanley	1,450	$246,515	$247,269	$2,946
Waste Management, Inc.	Morgan Stanley	2,584	370,376	413,983	50,401

		34,330	2,853,095	2,748,091	(69,605)

Consumer Durables & Apparel
Capri Holdings Ltd. (British Virgin Islands)	Morgan Stanley	885	34,616	34,019	(368)
Cavco Industries, Inc.	Morgan Stanley	622	140,726	127,983	(11,883)
DR Horton, Inc.	Morgan Stanley	4,780	199,835	321,933	131,863
Garmin Ltd. (Switzerland)	Morgan Stanley	521	45,425	41,842	(3,087)
GoPro, Inc., Class A	Morgan Stanley	19,272	150,836	95,011	(54,905)
Hasbro, Inc.	Morgan Stanley	2,522	200,797	170,033	(28,251)
Kontoor Brands, Inc.	Morgan Stanley	827	29,757	27,795	(1,562)
Leggett & Platt, Inc.	Morgan Stanley	2,549	103,233	84,678	(16,864)
Levi Strauss & Co., Class A	Morgan Stanley	401	5,980	5,802	(119)
Malibu Boats, Inc., Class A	Morgan Stanley	304	16,433	14,589	(1,724)
Mattel, Inc.	Morgan Stanley	234	4,262	4,432	218
NIKE, Inc., Class B	Morgan Stanley	5,839	688,820	485,338	(196,226)
NVR, Inc.	Morgan Stanley	29	123,765	115,625	(7,381)
PVH Corp.	Morgan Stanley	857	51,211	38,394	(13,508)
Skyline Champion Corp.	Morgan Stanley	4,063	195,001	214,811	20,683
Sonos, Inc.	Morgan Stanley	8,756	183,498	121,708	(60,675)
Steven Madden Ltd.	Morgan Stanley	4,809	157,876	128,256	(28,561)
Tapestry, Inc.	Morgan Stanley	12,158	395,744	345,652	(43,516)
Under Armour, Inc., Class C	Morgan Stanley	21,385	183,503	127,455	(54,934)
Vista Outdoor, Inc.	Morgan Stanley	14,246	481,619	346,463	(132,269)
Whirlpool Corp.	Morgan Stanley	1,600	267,876	215,696	(45,345)

		106,659	3,660,813	3,067,515	(548,414)

Consumer Services
Adtalem Global Education, Inc.	Morgan Stanley	1,865	71,250	67,979	(2,831)
Airbnb, Inc., Class A	Morgan Stanley	1,578	163,027	165,753	3,719
Bloomin’ Brands, Inc.	Morgan Stanley	1,605	26,478	29,420	4,178
Booking Holdings, Inc.	Morgan Stanley	52	92,897	85,447	(6,875)
Bright Horizons Family Solutions, Inc.	Morgan Stanley	2,199	166,827	126,772	(39,039)
Caesars Entertainment, Inc.	Morgan Stanley	2,421	84,645	78,101	(6,017)
Cheesecake Factory, Inc. (The)	Morgan Stanley	839	22,474	24,566	2,710
Chipotle Mexican Grill, Inc.	Morgan Stanley	137	211,141	205,878	(3,984)
Dave & Buster’s Entertainment, Inc.	Morgan Stanley	5,756	188,194	178,609	(9,368)
Domino’s Pizza, Inc.	Morgan Stanley	1,003	350,243	311,131	(39,242)
Duolingo, Inc.	Morgan Stanley	606	58,307	57,709	(229)
European Wax Center, Inc., Class A	Morgan Stanley	1,389	29,052	25,627	(3,229)
Expedia Group, Inc.	Morgan Stanley	2,250	223,250	210,803	(11,965)
Hilton Worldwide Holdings, Inc.	Morgan Stanley	108	13,126	13,027	(1,013)
Hyatt Hotels Corp., Class A	Morgan Stanley	2,006	178,731	162,406	(15,239)
Kura Sushi USA, Inc., Class A	Morgan Stanley	28	2,037	2,060	58
Marriott International, Inc., Class A	Morgan Stanley	299	47,668	41,902	(6,078)
McDonald’s Corp.	Morgan Stanley	3,154	765,064	727,754	(20,820)
MGM Resorts International	Morgan Stanley	17,845	599,342	530,353	(65,334)
Norwegian Cruise Line Holdings Ltd. (Bermuda)	Morgan Stanley	2,353	34,664	26,730	(7,706)
Papa John’s International, Inc.	Morgan Stanley	355	26,686	24,854	(1,651)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Services — (continued)
Perdoceo Education Corp.	Morgan Stanley	547	$5,731	$5,634	$(40)
Portillo’s, Inc., Class A	Morgan Stanley	68	1,371	1,339	(1)
Starbucks Corp.	Morgan Stanley	5,470	408,759	460,902	67,052
Stride, Inc.	Morgan Stanley	896	31,617	37,659	6,692
Terminix Global Holdings, Inc.	Morgan Stanley	531	20,223	20,332	251
Vail Resorts, Inc.	Morgan Stanley	1,046	226,481	225,559	(208)
Vivint Smart Home, Inc.	Morgan Stanley	20	135	132	20
Wyndham Hotels & Resorts, Inc.	Morgan Stanley	732	50,277	44,908	(5,006)

		57,158	4,099,697	3,893,346	(161,195)

Diversified Financials
Affiliated Managers Group, Inc.	Morgan Stanley	973	125,726	108,830	(16,103)
Berkshire Hathaway, Inc., Class B	Morgan Stanley	7,362	1,778,712	1,965,801	197,692
BlackRock, Inc.	Morgan Stanley	1,066	643,672	586,598	(35,861)
Franklin Resources, Inc.	Morgan Stanley	19,424	528,337	418,004	(92,145)
Intercontinental Exchange, Inc.	Morgan Stanley	8,570	837,670	774,299	(51,002)
Invesco Ltd. (Bermuda)	Morgan Stanley	6,008	133,916	82,310	(45,685)
Moody’s Corp.	Morgan Stanley	836	251,244	203,240	(46,298)
Nasdaq, Inc.	Morgan Stanley	14,114	671,183	799,982	147,088
Open Lending Corp., Class A	Morgan Stanley	7,060	82,643	56,762	(25,367)
T Rowe Price Group, Inc.	Morgan Stanley	5,127	706,512	538,386	(128,231)

		70,540	5,759,615	5,534,212	(95,912)

Energy
Antero Resources Corp.	Morgan Stanley	11,141	394,740	340,135	(52,235)
APA Corp.	Morgan Stanley	10,280	265,597	351,473	91,397
Arch Resources, Inc.	Morgan Stanley	790	103,833	93,694	(4,582)
Baker Hughes Co.	Morgan Stanley	19,175	510,878	401,908	(98,575)
Bristow Group, Inc.	Morgan Stanley	1	24	23	22
Canadian Natural Resources Ltd. (Canada)	Morgan Stanley	2,854	136,118	132,911	3,287
Cenovus Energy, Inc. (Canada)	Morgan Stanley	8,402	155,345	129,139	(24,597)
Cheniere Energy, Inc.	Morgan Stanley	1,509	191,577	250,358	60,874
Chevron Corp.	Morgan Stanley	9,420	1,292,523	1,353,371	98,650
Comstock Resources, Inc.	Morgan Stanley	3,616	27,859	62,521	35,176
ConocoPhillips	Morgan Stanley	1,931	177,395	197,619	26,453
CONSOL Energy, Inc.	Morgan Stanley	2,435	165,962	156,619	(7,789)
Crescent Point Energy Corp. (Canada)	Morgan Stanley	42,241	314,501	260,205	(50,278)
CVR Energy, Inc.	Morgan Stanley	7,505	239,327	217,495	353
Denbury, Inc.	Morgan Stanley	1,854	123,721	159,926	36,963
Devon Energy Corp.	Morgan Stanley	8,015	466,098	481,942	25,163
DHT Holdings, Inc. (Marshall Islands)	Morgan Stanley	11,338	88,838	85,715	(2,468)
Diamondback Energy, Inc.	Morgan Stanley	681	81,473	82,033	2,495
Dril-Quip, Inc.	Morgan Stanley	2,651	86,744	51,748	(34,458)
Enerplus Corp. (Canada)	Morgan Stanley	7,379	112,535	104,560	(7,316)
EOG Resources, Inc.	Morgan Stanley	177	14,608	19,776	7,276
Exxon Mobil Corp.	Morgan Stanley	12,690	857,320	1,107,964	305,942
FLEX LNG Ltd. (Bermuda)	Morgan Stanley	1,897	62,807	60,078	(1,266)
Halliburton Co.	Morgan Stanley	3,441	83,669	84,717	2,941
Helmerich & Payne, Inc.	Morgan Stanley	6,199	178,681	229,177	55,195
Imperial Oil Ltd. (Canada)	Morgan Stanley	1,990	69,149	86,107	19,156

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Energy — (continued)
Kinder Morgan, Inc.	Morgan Stanley	7,930	$141,105	$131,955	$(1,984)
Kosmos Energy Ltd.	Morgan Stanley	2,056	10,678	10,630	38
Marathon Oil Corp.	Morgan Stanley	15,508	254,531	350,171	100,913
Marathon Petroleum Corp.	Morgan Stanley	7,662	549,180	761,066	242,236
Murphy Oil Corp.	Morgan Stanley	1,883	49,931	66,225	18,410
Occidental Petroleum Corp.	Morgan Stanley	12,919	552,710	793,873	248,743
ONEOK, Inc.	Morgan Stanley	6,154	337,049	315,331	3,476
Ovintiv, Inc.	Morgan Stanley	2	56	92	226
Pembina Pipeline Corp. (Canada)	Morgan Stanley	5,640	204,252	171,287	(27,967)
Phillips 66	Morgan Stanley	2,339	178,825	188,804	16,277
Pioneer Natural Resources Co.	Morgan Stanley	2,905	697,749	629,020	(36,533)
Range Resources Corp.	Morgan Stanley	9,599	302,656	242,471	(58,573)
SPDR S&P 500 ETF Trust	Morgan Stanley	1,136	412,836	405,756	(7,522)
Suncor Energy, Inc. (Canada)	Morgan Stanley	3,124	77,077	87,941	14,693
Talos Energy, Inc.	Morgan Stanley	4,661	75,657	77,606	2,421
TechnipFMC PLC (United Kingdom)	Morgan Stanley	14,956	120,131	126,528	7,170
US Silica Holdings, Inc.	Morgan Stanley	10,282	145,575	112,588	(32,099)
Valaris Ltd. (Bermuda)	Morgan Stanley	1,378	67,923	67,439	(73)
Valero Energy Corp.	Morgan Stanley	2,775	233,291	296,509	70,499
W&T Offshore, Inc.	Morgan Stanley	17,509	114,381	102,603	(11,076)
Weatherford International PLC (Ireland)	Morgan Stanley	2,262	44,297	73,040	29,824

		312,292	10,771,212	11,512,149	1,066,878

Food & Staples Retailing
Costco Wholesale Corp.	Morgan Stanley	1,674	805,948	790,580	(9,091)
Kroger Co. (The)	Morgan Stanley	3,463	157,953	151,506	(3,517)
Sysco Corp.	Morgan Stanley	2,932	238,955	207,322	(28,821)
US Foods Holding Corp.	Morgan Stanley	2,241	68,649	59,252	(8,966)
Walgreens Boots Alliance, Inc.	Morgan Stanley	4,365	169,791	137,061	(16,438)
Walmart, Inc.	Morgan Stanley	7,576	899,085	982,607	118,058

		22,251	2,340,381	2,328,328	51,225

Food, Beverage & Tobacco
Altria Group, Inc.	Morgan Stanley	10,421	468,324	420,800	13,110
Archer-Daniels-Midland Co.	Morgan Stanley	5,762	422,755	463,553	53,182
Boston Beer Co., Inc. (The), Class A	Morgan Stanley	384	130,646	124,282	(5,565)
Brown-Forman Corp., Class B	Morgan Stanley	2,316	150,802	154,176	5,166
Cal-Maine Foods, Inc.	Morgan Stanley	1,001	59,325	55,646	(3,304)
Campbell Soup Co.	Morgan Stanley	1,107	53,117	52,162	(1,060)
Coca-Cola Co. (The)	Morgan Stanley	21,616	1,264,735	1,210,928	(5,983)
Coca-Cola Consolidated, Inc.	Morgan Stanley	190	86,660	78,229	(7,929)
General Mills, Inc.	Morgan Stanley	6,334	432,518	485,248	66,470
Hormel Foods Corp.	Morgan Stanley	5,365	249,968	243,786	(4,799)
John B Sanfilippo & Son, Inc.	Morgan Stanley	15	1,151	1,136	15
Kellogg Co.	Morgan Stanley	2,757	201,195	192,053	(7,170)
Keurig Dr Pepper, Inc.	Morgan Stanley	3,536	128,581	126,660	(156)
Kraft Heinz Co. (The)	Morgan Stanley	5,135	165,312	171,252	12,077
Lamb Weston Holdings, Inc.	Morgan Stanley	3,563	286,643	275,705	(10,538)
Molson Coors Beverage Co., Class B	Morgan Stanley	864	37,949	41,463	5,001
Mondelez International, Inc., Class A	Morgan Stanley	6,363	391,917	348,883	(38,546)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Food, Beverage & Tobacco — (continued)
PepsiCo, Inc.	Morgan Stanley	4,051	$635,152	$661,366	$48,170
Philip Morris International, Inc.	Morgan Stanley	4,191	380,373	347,895	3,321
Pilgrim’s Pride Corp.	Morgan Stanley	3,330	96,080	76,657	(19,134)
Post Holdings, Inc.	Morgan Stanley	730	56,798	59,794	3,513
Primo Water Corp. (Canada)	Morgan Stanley	3,121	42,579	39,169	(3,081)
Tyson Foods, Inc., Class A	Morgan Stanley	4,990	360,356	328,991	(18,756)

		97,142	6,102,936	5,959,834	84,004

Health Care Equipment & Services
Abbott Laboratories	Morgan Stanley	8,000	852,559	774,080	(69,378)
ABIOMED, Inc.	Morgan Stanley	596	152,265	146,413	(5,085)
Acadia Healthcare Co., Inc.	Morgan Stanley	1,238	69,938	96,787	27,288
Accolade, Inc.	Morgan Stanley	304	3,660	3,472	(144)
Align Technology, Inc.	Morgan Stanley	1,762	488,281	364,928	(120,427)
Alignment Healthcare, Inc.	Morgan Stanley	30	370	355	10
Allscripts Healthcare Solutions, Inc.	Morgan Stanley	16,645	279,510	253,503	(24,321)
Amedisys, Inc.	Morgan Stanley	251	25,254	24,294	(787)
AmerisourceBergen Corp.	Morgan Stanley	2,155	306,379	291,636	(12,676)
Apollo Medical Holdings, Inc.	Morgan Stanley	2,680	161,633	104,520	(57,937)
Avanos Medical, Inc.	Morgan Stanley	3,119	95,088	67,932	(26,568)
Axonics, Inc.	Morgan Stanley	6,224	446,068	438,419	(4,974)
Becton Dickinson and Co.	Morgan Stanley	52	11,792	11,587	(112)
Cardinal Health, Inc.	Morgan Stanley	16,292	1,122,705	1,086,351	(21,587)
Centene Corp.	Morgan Stanley	14,349	1,248,865	1,116,496	(124,918)
Cigna Corp.	Morgan Stanley	1,047	286,831	290,511	7,011
Cooper Cos., Inc. (The)	Morgan Stanley	1,314	396,410	346,765	(47,236)
CorVel Corp.	Morgan Stanley	18	2,529	2,492	—
CVS Health Corp.	Morgan Stanley	1,737	160,897	165,658	11,071
DaVita, Inc.	Morgan Stanley	1,184	94,374	98,000	4,600
DENTSPLY SIRONA, Inc.	Morgan Stanley	2,968	105,579	84,143	(20,299)
Dexcom, Inc.	Morgan Stanley	3,599	324,117	289,863	(32,303)
Edwards Lifesciences Corp.	Morgan Stanley	2,381	203,138	196,742	(5,165)
Elevance Health, Inc.	Morgan Stanley	1,890	805,185	858,514	70,367
Encompass Health Corp.	Morgan Stanley	851	42,967	38,491	(4,237)
Enovis Corp.	Morgan Stanley	3,102	166,336	142,909	(22,415)
Ensign Group, Inc. (The)	Morgan Stanley	512	43,834	40,704	(2,789)
Evolent Health, Inc., Class A	Morgan Stanley	2,618	83,737	94,065	10,848
Fulgent Genetics, Inc.	Morgan Stanley	6,238	395,597	237,793	(155,429)
HCA Healthcare, Inc.	Morgan Stanley	1,228	229,382	225,694	(1,693)
Henry Schein, Inc.	Morgan Stanley	923	73,416	60,706	(12,251)
Hologic, Inc.	Morgan Stanley	6,000	365,057	387,120	24,166
Humana, Inc.	Morgan Stanley	526	258,265	255,210	(1,087)
IDEXX Laboratories, Inc.	Morgan Stanley	1,090	387,897	355,122	(30,445)
Intuitive Surgical, Inc.	Morgan Stanley	235	44,677	44,048	(338)
Laboratory Corp. of America Holdings	Morgan Stanley	1,549	352,648	317,251	(31,787)
Lantheus Holdings, Inc.	Morgan Stanley	4,987	310,639	350,736	41,967
LivaNova PLC (United Kingdom)	Morgan Stanley	2,013	150,551	102,200	(47,683)
McKesson Corp.	Morgan Stanley	1,854	451,139	630,119	186,996
Medtronic PLC (Ireland)	Morgan Stanley	5,451	486,944	440,168	(24,672)
Meridian Bioscience, Inc.	Morgan Stanley	1,295	42,337	40,831	(1,231)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Health Care Equipment & Services — (continued)
Molina Healthcare, Inc.	Morgan Stanley	727	$200,403	$239,794	$40,703
Neogen Corp.	Morgan Stanley	6,280	103,354	87,732	(22,689)
NextGen Healthcare, Inc.	Morgan Stanley	114	1,622	2,018	476
Option Care Health, Inc.	Morgan Stanley	2,235	64,493	70,335	5,925
Patterson Cos., Inc.	Morgan Stanley	2,657	78,220	63,821	(13,872)
Quest Diagnostics, Inc.	Morgan Stanley	1,543	201,395	189,311	(10,737)
Shockwave Medical, Inc.	Morgan Stanley	1,895	532,695	526,943	(5,416)
Simulations Plus, Inc.	Morgan Stanley	64	3,120	3,107	28
STAAR Surgical Co.	Morgan Stanley	2,407	222,594	169,814	(51,434)
STERIS PLC (Ireland)	Morgan Stanley	368	61,860	61,191	(278)
Teleflex, Inc.	Morgan Stanley	1,055	292,747	212,540	(77,757)
UnitedHealth Group, Inc.	Morgan Stanley	1,087	486,631	548,978	75,144
Universal Health Services, Inc., Class B	Morgan Stanley	383	36,705	33,773	(2,499)
Veeva Systems, Inc., Class A	Morgan Stanley	1,182	220,002	194,888	(29,126)
ViewRay, Inc.	Morgan Stanley	42	158	153	14
Zimmer Biomet Holdings, Inc.	Morgan Stanley	4,784	521,954	500,167	(20,050)

		157,130	14,556,803	13,781,193	(637,218)

Household & Personal Products
Church & Dwight Co., Inc.	Morgan Stanley	940	70,526	67,154	(2,933)
Colgate-Palmolive Co.	Morgan Stanley	6,787	495,305	476,787	8,464
Coty, Inc., Class A	Morgan Stanley	2,596	16,871	16,407	(341)
elf Beauty, Inc.	Morgan Stanley	2,981	111,069	112,145	1,759
Estee Lauder Cos., Inc. (The), Class A	Morgan Stanley	1,637	428,310	353,428	(69,075)
Kimberly-Clark Corp.	Morgan Stanley	3,320	440,744	373,633	(60,823)
Procter & Gamble Co. (The)	Morgan Stanley	2,956	415,029	373,195	(13,973)
Spectrum Brands Holdings, Inc.	Morgan Stanley	1,900	111,735	74,157	(36,056)

		23,117	2,089,589	1,846,906	(172,978)

Materials
AdvanSix, Inc.	Morgan Stanley	1,550	58,150	49,755	(7,590)
Air Products and Chemicals, Inc.	Morgan Stanley	384	100,488	89,368	(9,878)
Alcoa Corp.	Morgan Stanley	17,650	731,697	594,099	(132,764)
Alpha Metallurgical Resources, Inc.	Morgan Stanley	2,628	354,400	359,616	6,517
Amcor PLC (Jersey)	Morgan Stanley	17,580	214,179	188,633	(23,194)
Ashland, Inc.	Morgan Stanley	543	52,808	51,569	(537)
Avient Corp.	Morgan Stanley	4,671	162,760	141,531	(18,672)
Ball Corp.	Morgan Stanley	1,546	88,664	74,703	(13,218)
Barrick Gold Corp. (Canada)	Morgan Stanley	26,301	461,529	407,665	(63,030)
Celanese Corp.	Morgan Stanley	3,033	347,703	274,001	(70,095)
CF Industries Holdings, Inc.	Morgan Stanley	8,408	630,487	809,270	191,789
Corteva, Inc.	Morgan Stanley	1,916	80,239	109,499	31,090
Crown Holdings, Inc.	Morgan Stanley	882	83,057	71,468	(10,852)
Dow, Inc.	Morgan Stanley	6,595	361,364	289,718	(52,848)
DuPont de Nemours, Inc.	Morgan Stanley	8,568	491,437	431,827	(50,934)
Eagle Materials, Inc.	Morgan Stanley	456	58,050	48,874	(8,895)
Eastman Chemical Co.	Morgan Stanley	6,306	579,766	448,041	(124,298)
First Majestic Silver Corp. (Canada)	Morgan Stanley	1,636	11,941	12,466	619
Franco-Nevada Corp. (Canada)	Morgan Stanley	2,381	303,142	284,482	(16,227)
Freeport-McMoRan, Inc.	Morgan Stanley	12,414	372,245	339,275	(23,750)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Materials — (continued)
Ginkgo Bioworks Holdings, Inc.	Morgan Stanley	59,708	$160,192	$186,289	$27,375
Greif, Inc., Class A	Morgan Stanley	351	22,864	20,909	(1,625)
Hudbay Minerals, Inc. (Canada)	Morgan Stanley	3,570	15,310	14,387	(785)
Huntsman Corp.	Morgan Stanley	1,054	27,892	25,865	(1,583)
International Paper Co.	Morgan Stanley	8,599	368,880	272,588	(84,523)
Kronos Worldwide, Inc.	Morgan Stanley	507	6,842	4,735	(1,989)
Linde PLC (Ireland)	Morgan Stanley	3,291	795,917	887,221	122,027
Louisiana-Pacific Corp.	Morgan Stanley	462	26,694	23,650	(3,908)
LSB Industries, Inc.	Morgan Stanley	29	421	413	140
LyondellBasell Industries NV, Class A (Netherlands)	Morgan Stanley	975	91,574	73,398	(9,316)
Martin Marietta Materials, Inc.	Morgan Stanley	337	113,651	108,544	(4,009)
Methanex Corp. (Canada)	Morgan Stanley	635	26,500	20,237	(7,562)
Mosaic Co. (The)	Morgan Stanley	7,896	380,713	381,614	4,143
MP Materials Corp.	Morgan Stanley	5,396	162,827	147,311	(14,525)
Newmont Corp.	Morgan Stanley	4,570	257,159	192,077	(61,570)
Nucor Corp.	Morgan Stanley	3,327	342,901	355,956	24,726
Nutrien Ltd. (Canada)	Morgan Stanley	860	65,823	71,707	6,863
Olin Corp.	Morgan Stanley	8,054	375,986	345,356	(25,175)
Packaging Corp. of America	Morgan Stanley	681	91,600	76,469	(13,713)
Pan American Silver Corp. (Canada)	Morgan Stanley	5,318	90,299	84,450	(7,450)
PPG Industries, Inc.	Morgan Stanley	1,690	210,894	187,066	(23,392)
Reliance Steel & Aluminum Co.	Morgan Stanley	529	90,595	92,263	3,354
Royal Gold, Inc.	Morgan Stanley	2,507	281,085	235,207	(47,082)
Sealed Air Corp.	Morgan Stanley	2,554	133,794	113,679	(15,851)
SSR Mining, Inc. (Canada)	Morgan Stanley	9,191	150,337	135,200	(14,337)
Steel Dynamics, Inc.	Morgan Stanley	772	51,661	54,773	3,809
Summit Materials, Inc., Class A	Morgan Stanley	919	23,411	22,019	(1,230)
Sylvamo Corp.	Morgan Stanley	1,345	47,656	45,596	(1,456)
Teck Resources Ltd., Class B (Canada)	Morgan Stanley	5,551	154,648	168,806	15,658
United States Steel Corp.	Morgan Stanley	9,820	197,580	177,938	(18,247)
Valhi, Inc.	Morgan Stanley	38	1,426	956	(437)
Warrior Met Coal, Inc.	Morgan Stanley	4,812	169,698	136,853	(26,796)
Westrock Co.	Morgan Stanley	4,501	183,113	139,036	(41,828)
Wheaton Precious Metals Corp. (Canada)	Morgan Stanley	812	25,548	26,276	804
Yamana Gold, Inc. (Canada)	Morgan Stanley	18,836	81,982	85,327	4,631

		304,945	10,771,579	9,990,031	(611,626)

Media & Entertainment
Activision Blizzard, Inc.	Morgan Stanley	6,994	501,155	519,934	23,579
Alphabet, Inc., Class A	Morgan Stanley	32,991	2,757,622	3,155,589	414,393
Bumble, Inc., Class A	Morgan Stanley	17,388	452,616	373,668	(76,233)
Charter Communications, Inc., Class A	Morgan Stanley	1,315	672,892	398,905	(269,962)
Cinemark Holdings, Inc.	Morgan Stanley	17,399	269,219	210,702	(57,591)
Comcast Corp., Class A	Morgan Stanley	12,736	498,655	373,547	(120,856)
Electronic Arts, Inc.	Morgan Stanley	1,029	122,142	119,066	(3,232)
Fox Corp., Class A	Morgan Stanley	7,131	240,144	218,779	(18,669)
Interpublic Group of Cos., Inc. (The)	Morgan Stanley	4,825	145,539	123,520	(7,387)
Live Nation Entertainment, Inc.	Morgan Stanley	524	39,467	39,845	636
Madison Square Garden Sports Corp.	Morgan Stanley	959	150,463	131,057	(18,489)
Match Group, Inc.	Morgan Stanley	7,562	622,796	361,086	(257,984)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Media & Entertainment — (continued)
Meta Platforms, Inc., Class A	Morgan Stanley	15,227	$2,750,490	$2,065,999	$(668,108)
Netflix, Inc.	Morgan Stanley	4,303	872,845	1,013,098	146,837
News Corp., Class A	Morgan Stanley	17,075	226,669	258,003	37,858
Omnicom Group, Inc.	Morgan Stanley	1,958	136,596	123,530	(10,891)
Paramount Global, Class B	Morgan Stanley	2,273	48,861	43,278	(5,181)
PubMatic, Inc., Class A	Morgan Stanley	3,923	84,956	65,239	(19,792)
Shutterstock, Inc.	Morgan Stanley	1,626	98,890	81,576	(15,729)
TripAdvisor, Inc.	Morgan Stanley	16,775	424,282	370,392	(51,344)
Twitter, Inc.	Morgan Stanley	13,639	458,125	597,934	159,098
Walt Disney Co. (The)	Morgan Stanley	8,653	931,814	816,237	(110,012)
Ziff Davis, Inc.	Morgan Stanley	350	31,324	23,968	(7,147)
ZipRecruiter, Inc., Class A	Morgan Stanley	2,625	44,181	43,313	(583)
ZoomInfo Technologies, Inc.	Morgan Stanley	2,489	105,485	103,692	(1,998)

		201,769	12,687,228	11,631,957	(938,787)

Pharmaceuticals, Biotechnology & Life Sciences
AbbVie, Inc.	Morgan Stanley	178	25,475	23,889	(1,310)
Aerie Pharmaceuticals, Inc.	Morgan Stanley	1,472	22,286	22,271	141
Agilent Technologies, Inc.	Morgan Stanley	1,041	136,500	126,534	(12,613)
Akero Therapeutics, Inc.	Morgan Stanley	62	1,682	2,111	462
Amphastar Pharmaceuticals, Inc.	Morgan Stanley	1,773	59,500	49,821	(9,824)
Apellis Pharmaceuticals, Inc.	Morgan Stanley	140	9,467	9,562	173
Avantor, Inc.	Morgan Stanley	3,992	112,670	78,243	(33,734)
Azenta, Inc.	Morgan Stanley	1,387	89,695	59,447	(31,147)
Biogen, Inc.	Morgan Stanley	728	147,036	194,376	77,115
Bio-Rad Laboratories, Inc., Class A	Morgan Stanley	111	46,833	46,303	(229)
Bio-Techne Corp.	Morgan Stanley	170	50,895	48,280	(2,290)
Bristol-Myers Squibb Co.	Morgan Stanley	13,026	863,812	926,018	77,455
Catalyst Pharmaceuticals, Inc.	Morgan Stanley	5,052	63,161	64,817	2,055
Charles River Laboratories International, Inc.	Morgan Stanley	654	159,588	128,707	(34,950)
Corcept Therapeutics, Inc.	Morgan Stanley	1,389	24,067	35,614	11,712
Deciphera Pharmaceuticals, Inc.	Morgan Stanley	974	18,179	18,019	(29)
Dynavax Technologies Corp.	Morgan Stanley	10,330	122,276	107,845	(13,681)
Elanco Animal Health, Inc.	Morgan Stanley	22,493	356,193	279,138	(74,913)
Exelixis, Inc.	Morgan Stanley	61	967	956	18
Gilead Sciences, Inc.	Morgan Stanley	1,998	122,220	123,257	2,790
Global Blood Therapeutics, Inc.	Morgan Stanley	61	4,142	4,154	60
Harmony Biosciences Holdings, Inc.	Morgan Stanley	1,771	79,141	78,438	(256)
Illumina, Inc.	Morgan Stanley	2,548	542,585	486,133	(60,389)
Innoviva, Inc.	Morgan Stanley	2,149	29,035	24,950	(4,012)
IQVIA Holdings, Inc.	Morgan Stanley	174	32,019	31,518	(288)
Ironwood Pharmaceuticals, Inc.	Morgan Stanley	4,965	54,016	51,437	(2,798)
iTeos Therapeutics, Inc.	Morgan Stanley	10	191	191	24
Johnson & Johnson	Morgan Stanley	5,207	852,708	850,616	44,723
Karuna Therapeutics, Inc.	Morgan Stanley	72	17,116	16,195	(796)
Lyell Immunopharma, Inc.	Morgan Stanley	21	161	154	17
Maravai LifeSciences Holdings, Inc., Class A	Morgan Stanley	10,684	289,854	272,763	(18,301)
Merck & Co., Inc.	Morgan Stanley	9,367	735,196	806,686	114,679
Mettler-Toledo International, Inc.	Morgan Stanley	359	408,620	389,199	(16,968)
Moderna, Inc.	Morgan Stanley	9,971	1,317,588	1,179,071	(130,658)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Morphic Holding, Inc.	Morgan Stanley	574	$17,550	$16,244	$(1,179)
Myovant Sciences Ltd. (Bermuda)	Morgan Stanley	1,900	33,280	34,124	1,064
PerkinElmer, Inc.	Morgan Stanley	1,932	281,382	232,478	(46,816)
Pfizer, Inc.	Morgan Stanley	25,061	1,179,872	1,096,669	(17,814)
Pliant Therapeutics, Inc.	Morgan Stanley	6	126	125	22
QIAGEN N.V. (Netherlands)	Morgan Stanley	707	30,918	29,185	(1,526)
Repligen Corp.	Morgan Stanley	97	17,786	18,150	492
Rhythm Pharmaceuticals, Inc.	Morgan Stanley	17	410	417	31
Sarepta Therapeutics, Inc.	Morgan Stanley	924	101,970	102,139	798
SIGA Technologies, Inc.	Morgan Stanley	33,197	419,969	341,929	(75,519)
Vertex Pharmaceuticals, Inc.	Morgan Stanley	1,482	424,479	429,098	7,167
Viatris, Inc.	Morgan Stanley	72,644	757,350	618,927	(123,679)
Vir Biotechnology, Inc.	Morgan Stanley	5,776	134,392	111,361	(22,209)
West Pharmaceutical Services, Inc.	Morgan Stanley	1,803	532,864	443,682	(85,989)
Zoetis, Inc.	Morgan Stanley	3,142	521,560	465,927	(51,070)

		263,652	11,248,782	10,477,168	(533,989)

Retailing
Academy Sports & Outdoors, Inc.	Morgan Stanley	281	12,034	11,853	(87)
Amazon.com, Inc.	Morgan Stanley	18,556	2,260,900	2,096,828	(150,601)
Arhaus, Inc.	Morgan Stanley	418	3,101	2,947	(113)
AutoZone, Inc.	Morgan Stanley	411	761,428	880,333	126,122
Bath & Body Works, Inc.	Morgan Stanley	10,943	325,885	356,742	35,238
Best Buy Co., Inc.	Morgan Stanley	1,013	54,670	64,163	16,945
Buckle, Inc. (The)	Morgan Stanley	4,328	122,464	137,024	25,983
Dillard’s, Inc., Class A	Morgan Stanley	209	57,812	57,007	(409)
eBay, Inc.	Morgan Stanley	11,585	638,587	426,444	(193,215)
Etsy, Inc.	Morgan Stanley	3,158	336,672	316,211	(18,436)
Group 1 Automotive, Inc.	Morgan Stanley	1,166	202,086	166,586	(34,191)
Home Depot, Inc. (The)	Morgan Stanley	2,102	600,165	580,026	8,793
LKQ Corp.	Morgan Stanley	13,050	664,791	615,307	(40,601)
Lowe’s Cos., Inc.	Morgan Stanley	4,756	701,605	893,224	219,396
MarineMax, Inc.	Morgan Stanley	3,191	134,681	95,060	(39,043)
Monro, Inc.	Morgan Stanley	53	2,302	2,303	38
Murphy USA, Inc.	Morgan Stanley	1,078	253,309	296,353	47,055
Nordstrom, Inc.	Morgan Stanley	11,926	214,516	199,522	(13,754)
ODP Corp. (The)	Morgan Stanley	2,841	97,157	99,861	3,243
Overstock.com, Inc.	Morgan Stanley	11,331	344,876	275,910	(66,892)
Penske Automotive Group, Inc.	Morgan Stanley	571	59,687	56,204	(2,194)
Ross Stores, Inc.	Morgan Stanley	6,534	546,193	550,620	10,446
Signet Jewelers Ltd. (Bermuda)	Morgan Stanley	1,103	64,848	63,081	(1,562)
Target Corp.	Morgan Stanley	3,800	650,652	563,882	(71,893)
Ulta Beauty, Inc.	Morgan Stanley	1,089	404,757	436,896	35,164
Warby Parker, Inc., Class A	Morgan Stanley	1,450	21,119	19,343	(1,626)
Williams-Sonoma, Inc.	Morgan Stanley	309	37,576	36,416	(834)

		117,252	9,573,873	9,300,146	(107,028)

Semiconductors & Semiconductor Equipment
Allegro MicroSystems, Inc.	Morgan Stanley	1,076	26,702	23,511	(3,164)
Alpha & Omega Semiconductor Ltd. (Bermuda)	Morgan Stanley	3,306	141,443	101,693	(40,054)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Semiconductors & Semiconductor Equipment — (continued)
Amkor Technology, Inc.	Morgan Stanley	4,951	$98,918	$84,415	$(13,777)
Applied Materials, Inc.	Morgan Stanley	9,113	958,073	746,628	(207,846)
Axcelis Technologies, Inc.	Morgan Stanley	5,516	317,553	334,049	18,077
Broadcom, Inc.	Morgan Stanley	1,174	589,037	521,268	(46,785)
Cohu, Inc.	Morgan Stanley	1,119	34,625	28,848	(5,745)
Diodes, Inc.	Morgan Stanley	727	55,089	47,190	(8,516)
Enphase Energy, Inc.	Morgan Stanley	1,330	374,638	369,035	(3,352)
GLOBALFOUNDRIES, Inc. (Cayman Islands)	Morgan Stanley	792	39,759	38,293	(1,206)
Lam Research Corp.	Morgan Stanley	510	202,303	186,660	(14,399)
Lattice Semiconductor Corp.	Morgan Stanley	3,776	191,257	185,817	(5,097)
MaxLinear, Inc.	Morgan Stanley	7,734	304,587	252,283	(50,469)
Microchip Technology, Inc.	Morgan Stanley	9,553	620,760	583,020	(35,757)
Micron Technology, Inc.	Morgan Stanley	19,969	1,276,703	1,000,447	(272,640)
Monolithic Power Systems, Inc.	Morgan Stanley	795	387,653	288,903	(95,853)
NVIDIA Corp.	Morgan Stanley	5,168	694,010	627,344	(62,406)
NXP Semiconductors NV (Netherlands)	Morgan Stanley	4,505	747,566	664,533	(72,657)
ON Semiconductor Corp.	Morgan Stanley	2,850	180,430	177,641	(1,694)
Onto Innovation, Inc.	Morgan Stanley	1,934	127,722	123,873	(3,598)
Photronics, Inc.	Morgan Stanley	11,500	209,227	168,130	(39,830)
Power Integrations, Inc.	Morgan Stanley	2,383	199,035	153,275	(43,675)
Qorvo, Inc.	Morgan Stanley	3,955	426,962	314,067	(110,725)
QUALCOMM, Inc.	Morgan Stanley	7,503	1,019,278	847,689	(148,205)
Rambus, Inc.	Morgan Stanley	8,848	207,199	224,916	18,868
Semtech Corp.	Morgan Stanley	6,289	364,720	184,959	(177,568)
Silicon Laboratories, Inc.	Morgan Stanley	3,683	526,606	454,630	(74,323)
Skyworks Solutions, Inc.	Morgan Stanley	2,036	206,153	173,610	(30,835)
Synaptics, Inc.	Morgan Stanley	3,518	483,319	348,317	(132,105)
Teradyne, Inc.	Morgan Stanley	838	72,777	62,976	(9,293)
Universal Display Corp.	Morgan Stanley	1,370	146,477	129,260	(16,019)

		137,821	11,230,581	9,447,280	(1,690,648)

Software & Services
Accenture PLC, Class A (Ireland)	Morgan Stanley	5,940	1,572,505	1,528,362	(16,283)
Adobe, Inc.	Morgan Stanley	8,609	2,763,378	2,369,197	(377,722)
Akamai Technologies, Inc.	Morgan Stanley	4,740	430,162	380,717	(46,864)
Amdocs Ltd. (Guernsey)	Morgan Stanley	516	42,937	40,996	(1,459)
ANSYS, Inc.	Morgan Stanley	733	186,559	162,506	(23,538)
Autodesk, Inc.	Morgan Stanley	3,423	642,913	639,416	(15,283)
Automatic Data Processing, Inc.	Morgan Stanley	3,544	745,124	801,617	83,853
Bentley Systems, Inc., Class B	Morgan Stanley	5,254	186,397	160,720	(24,470)
Bill.com Holdings, Inc.	Morgan Stanley	1,796	294,108	237,737	(55,679)
BlackBerry Ltd. (Canada)	Morgan Stanley	23,874	138,127	112,208	(25,353)
Box, Inc., Class A	Morgan Stanley	2,707	68,284	66,024	(1,979)
Broadridge Financial Solutions, Inc.	Morgan Stanley	1,797	286,919	259,343	(25,508)
Cadence Design Systems, Inc.	Morgan Stanley	1,138	189,060	185,983	(4,569)
Ceridian HCM Holding, Inc.	Morgan Stanley	8,653	516,639	483,530	(30,014)
Citrix Systems, Inc.	Morgan Stanley	1,879	191,196	195,416	5,380
Concentrix Corp.	Morgan Stanley	413	51,913	46,103	(5,392)
Datadog, Inc., Class A	Morgan Stanley	1,188	134,435	105,471	(28,142)
Descartes Systems Group, Inc. (The) (Canada)	Morgan Stanley	868	55,774	55,144	(276)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
Dolby Laboratories, Inc., Class A	Morgan Stanley	914	$61,481	$59,547	$(1,546)
Dropbox, Inc., Class A	Morgan Stanley	16,076	360,985	333,095	(25,721)
DXC Technology Co.	Morgan Stanley	9,300	314,648	227,664	(85,090)
Elastic NV (Netherlands)	Morgan Stanley	2,701	202,094	193,770	(7,322)
Euronet Worldwide, Inc.	Morgan Stanley	1,855	174,073	140,535	(32,481)
EverCommerce, Inc.	Morgan Stanley	10	111	109	21
FleetCor Technologies, Inc.	Morgan Stanley	998	207,464	175,818	(30,389)
Fortinet, Inc.	Morgan Stanley	20,611	765,347	1,012,618	248,777
Gartner, Inc.	Morgan Stanley	2,176	475,778	602,077	128,355
Gitlab, Inc., Class A	Morgan Stanley	916	42,151	46,918	5,499
Global Payments, Inc.	Morgan Stanley	845	92,483	91,302	(608)
GoDaddy, Inc., Class A	Morgan Stanley	1,605	125,377	113,762	(11,562)
HubSpot, Inc.	Morgan Stanley	404	136,258	109,128	(26,296)
InterDigital, Inc.	Morgan Stanley	3,083	187,580	124,615	(60,486)
Intuit, Inc.	Morgan Stanley	421	169,969	163,062	(5,868)
Jack Henry & Associates, Inc.	Morgan Stanley	83	15,257	15,128	(15)
Kyndryl Holdings, Inc.	Morgan Stanley	325	2,775	2,688	(48)
Manhattan Associates, Inc.	Morgan Stanley	729	84,451	96,979	13,245
Mastercard, Inc., Class A	Morgan Stanley	1,207	373,389	343,198	(27,732)
Microsoft Corp.	Morgan Stanley	8,229	2,063,704	1,916,534	(119,424)
NCR Corp.	Morgan Stanley	10,771	315,402	204,757	(108,747)
New Relic, Inc.	Morgan Stanley	391	26,573	22,436	(3,957)
NortonLifeLock, Inc.	Morgan Stanley	11,260	216,504	226,776	26,004
Nutanix, Inc., Class A	Morgan Stanley	7,847	174,220	163,453	(9,708)
Open Text Corp. (Canada)	Morgan Stanley	1,820	54,452	48,121	(5,899)
Oracle Corp.	Morgan Stanley	15,261	1,104,644	931,989	(124,166)
Paychex, Inc.	Morgan Stanley	10,039	1,003,415	1,126,476	150,660
Paycom Software, Inc.	Morgan Stanley	1,290	373,264	425,687	57,189
Paycor HCM, Inc.	Morgan Stanley	17	510	503	19
Paylocity Holding Corp.	Morgan Stanley	244	58,237	58,946	1,073
Payoneer Global, Inc.	Morgan Stanley	171	1,035	1,035	29
PayPal Holdings, Inc.	Morgan Stanley	17,019	1,284,192	1,464,825	188,295
Ping Identity Holding Corp.	Morgan Stanley	1,210	34,112	33,965	78
Procore Technologies, Inc.	Morgan Stanley	266	13,565	13,162	(300)
Progress Software Corp.	Morgan Stanley	801	36,252	34,083	(1,883)
Roper Technologies, Inc.	Morgan Stanley	633	240,151	227,652	(10,850)
Sabre Corp.	Morgan Stanley	8,325	62,101	42,874	(18,835)
Salesforce, Inc.	Morgan Stanley	5,582	872,396	802,915	(64,269)
ServiceNow, Inc.	Morgan Stanley	4,838	2,006,758	1,826,877	(167,922)
Shift4 Payments, Inc., Class A	Morgan Stanley	7,380	343,664	329,222	(12,447)
Snowflake, Inc., Class A	Morgan Stanley	3,739	695,300	635,480	(55,662)
Sprout Social, Inc., Class A	Morgan Stanley	133	8,180	8,070	(38)
SPS Commerce, Inc.	Morgan Stanley	453	45,811	56,276	11,337
Synopsys, Inc.	Morgan Stanley	937	270,332	286,263	17,562
Teradata Corp.	Morgan Stanley	741	13,851	23,015	11,018
Trade Desk, Inc. (The), Class A	Morgan Stanley	6,284	300,979	375,469	74,863
VeriSign, Inc.	Morgan Stanley	2,394	430,700	415,838	(13,275)
Verra Mobility Corp.	Morgan Stanley	7,689	120,266	118,180	(1,484)
Visa, Inc., Class A	Morgan Stanley	463	86,799	82,252	(3,919)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
Workiva, Inc.	Morgan Stanley	98	$7,567	$7,624	$125
Zoom Video Communications, Inc., Class A	Morgan Stanley	468	45,886	34,440	(11,750)
Zscaler, Inc.	Morgan Stanley	2,194	386,408	360,628	(23,459)

		280,318	24,985,331	23,988,326	(732,307)

Technology Hardware & Equipment
Amphenol Corp., Class A	Morgan Stanley	7,386	523,548	494,567	(23,562)
Apple, Inc.	Morgan Stanley	19,560	1,887,776	2,703,192	866,317
Avnet, Inc.	Morgan Stanley	6,822	292,265	246,411	(42,609)
Badger Meter, Inc.	Morgan Stanley	409	38,144	37,788	(11)
CDW Corp.	Morgan Stanley	1,603	265,567	250,196	(13,043)
Cisco Systems, Inc.	Morgan Stanley	31,085	1,358,599	1,243,400	(55,447)
Coherent Corp.	Morgan Stanley	4,552	198,873	158,637	(39,030)
Corning, Inc.	Morgan Stanley	4,234	118,309	122,871	14,619
Dell Technologies, Inc., Class C	Morgan Stanley	2,271	96,156	77,600	(21,890)
Extreme Networks, Inc.	Morgan Stanley	9,119	97,655	119,185	22,408
F5, Inc.	Morgan Stanley	2,271	348,544	328,682	(18,387)
Hewlett Packard Enterprise Co.	Morgan Stanley	35,227	530,764	422,019	(97,050)
HP, Inc.	Morgan Stanley	31,942	766,548	795,995	72,021
IonQ, Inc.	Morgan Stanley	24,377	134,779	123,591	(10,364)
IPG Photonics Corp.	Morgan Stanley	385	35,206	32,475	(3,285)
Jabil, Inc.	Morgan Stanley	646	38,224	37,281	(694)
Keysight Technologies, Inc.	Morgan Stanley	444	64,911	69,868	5,365
Lumentum Holdings, Inc.	Morgan Stanley	1,207	85,512	82,764	(2,217)
NetApp, Inc.	Morgan Stanley	5,181	365,685	320,445	(24,637)
Pure Storage, Inc., Class A	Morgan Stanley	6,903	189,135	188,935	(197)
Sanmina Corp.	Morgan Stanley	618	30,013	28,477	(1,501)
Seagate Technology Holdings PLC (Ireland)	Morgan Stanley	3,123	207,937	166,237	(38,502)
TE Connectivity Ltd. (Switzerland)	Morgan Stanley	2,795	353,067	308,456	(34,924)
Trimble, Inc.	Morgan Stanley	3,057	176,155	165,903	(9,181)
Viavi Solutions, Inc.	Morgan Stanley	3,024	41,098	39,463	(1,368)
Vishay Intertechnology, Inc.	Morgan Stanley	3,110	61,709	55,327	(4,903)
Western Digital Corp.	Morgan Stanley	4,300	173,802	139,965	(32,781)
Zebra Technologies Corp., Class A	Morgan Stanley	1,349	462,439	353,451	(106,214)

		217,000	8,942,420	9,113,181	398,933

Telecommunication Services
AT&T, Inc.	Morgan Stanley	21,463	385,487	329,242	(46,156)
BCE, Inc. (Canada)	Morgan Stanley	2,048	99,991	85,893	(12,170)
EchoStar Corp., Class A	Morgan Stanley	3,241	77,179	53,379	(23,318)
Iridium Communications, Inc.	Morgan Stanley	1,553	55,531	68,907	13,728
Lumen Technologies, Inc.	Morgan Stanley	10,698	122,446	77,881	(28,639)
TELUS Corp. (Canada)	Morgan Stanley	1,187	26,999	23,574	(3,171)
T-Mobile US, Inc.	Morgan Stanley	6,661	808,128	893,706	90,360
Verizon Communications, Inc.	Morgan Stanley	13,271	593,338	503,900	(83,449)

		60,122	2,169,099	2,036,482	(92,815)

Transportation
American Airlines Group, Inc.	Morgan Stanley	13,856	183,786	166,826	(18,880)
ArcBest Corp.	Morgan Stanley	3,713	251,853	270,046	21,744
CSX Corp.	Morgan Stanley	8,715	257,192	232,168	(17,547)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Transportation — (continued)
Expeditors International of Washington, Inc.	Morgan Stanley	4,019	$437,891	$354,918	$(76,795)
FedEx Corp.	Morgan Stanley	4,252	817,861	631,294	(176,816)
Forward Air Corp.	Morgan Stanley	473	46,003	42,693	(2,854)
Golden Ocean Group Ltd. (Bermuda)	Morgan Stanley	14,585	138,948	108,950	(24,922)
GXO Logistics, Inc.	Morgan Stanley	1,004	41,945	35,200	(6,473)
Hub Group, Inc., Class A	Morgan Stanley	479	39,096	33,041	(5,800)
Knight-Swift Transportation Holdings, Inc.	Morgan Stanley	1,523	74,209	74,520	647
Landstar System, Inc.	Morgan Stanley	153	22,508	22,089	(424)
Matson, Inc.	Morgan Stanley	2,367	195,986	145,618	(47,431)
Norfolk Southern Corp.	Morgan Stanley	854	204,825	179,041	(22,653)
Old Dominion Freight Line, Inc.	Morgan Stanley	1,666	426,492	414,451	(11,813)
Ryder System, Inc.	Morgan Stanley	253	19,365	19,099	(91)
Saia, Inc.	Morgan Stanley	943	176,350	179,170	3,254
Schneider National, Inc., Class B	Morgan Stanley	50	1,036	1,015	29
Southwest Airlines Co.	Morgan Stanley	9,738	340,210	300,320	(37,844)
Uber Technologies, Inc.	Morgan Stanley	6,343	187,863	168,090	(19,818)
Union Pacific Corp.	Morgan Stanley	2,223	470,801	433,085	(28,050)
United Parcel Service, Inc., Class B	Morgan Stanley	1,014	192,872	163,802	(26,482)
XPO Logistics, Inc.	Morgan Stanley	2,127	108,265	94,694	(12,905)

		80,350	4,635,357	4,070,130	(511,924)

Utilities
AES Corp. (The)	Morgan Stanley	6,561	143,656	148,279	8,069
American Water Works Co., Inc.	Morgan Stanley	276	40,531	35,924	(4,343)
Constellation Energy Corp.	Morgan Stanley	9,166	491,484	762,520	276,402
DTE Energy Co.	Morgan Stanley	3,105	370,685	357,230	(3,677)
Exelon Corp.	Morgan Stanley	20,336	923,433	761,787	(143,541)
MGE Energy, Inc.	Morgan Stanley	19	1,324	1,247	(47)
National Fuel Gas Co.	Morgan Stanley	1,525	109,080	93,864	(13,821)
NRG Energy, Inc.	Morgan Stanley	8,375	313,976	320,511	20,330
Otter Tail Corp.	Morgan Stanley	1,500	104,790	92,280	(11,284)
Public Service Enterprise Group, Inc.	Morgan Stanley	8,575	583,558	482,172	(88,839)
Southern Co. (The)	Morgan Stanley	4,042	311,319	274,856	(31,621)

		63,480	3,393,836	3,330,670	7,628

Total Reference Entity — Long			169,609,535	160,380,577	(6,471,103)

Short

Automobiles & Components
Adient PLC (Ireland)	Morgan Stanley	(3,824)	(181,999)	(106,116)	74,885
Aptiv PLC (Jersey)	Morgan Stanley	(2,240)	(238,487)	(175,190)	62,148
Dana, Inc.	Morgan Stanley	(27,944)	(600,656)	(319,400)	270,111
Dorman Products, Inc.	Morgan Stanley	(1,644)	(164,542)	(135,005)	28,636
Fox Factory Holding Corp.	Morgan Stanley	(1,939)	(227,151)	(153,336)	72,776
Gentherm, Inc.	Morgan Stanley	(1,892)	(116,513)	(94,089)	21,793
Goodyear Tire & Rubber Co. (The)	Morgan Stanley	(7,110)	(152,455)	(71,740)	82,213
Harley-Davidson, Inc.	Morgan Stanley	(2,430)	(91,903)	(84,758)	6,151
LCI Industries	Morgan Stanley	(2,927)	(428,848)	(296,973)	117,257
Lear Corp.	Morgan Stanley	(1,127)	(172,260)	(134,891)	37,354
Luminar Technologies, Inc.	Morgan Stanley	(11,558)	(75,784)	(84,200)	(8,818)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Automobiles & Components — (continued)
Patrick Industries, Inc.	Morgan Stanley	(1,762)	$(154,807)	$(77,246)	$74,539
QuantumScape Corp.	Morgan Stanley	(5,844)	(53,190)	(49,148)	3,767
Standard Motor Products, Inc.	Morgan Stanley	(2,143)	(86,903)	(69,648)	16,376
Tenneco, Inc., Class A	Morgan Stanley	(8,778)	(165,368)	(152,649)	11,813

		(83,162)	(2,910,866)	(2,004,389)	871,001

Capital Goods
AAON, Inc.	Morgan Stanley	(5,032)	(280,178)	(271,124)	6,812
Acuity Brands, Inc.	Morgan Stanley	(2,740)	(494,566)	(431,468)	61,095
Aerojet Rocketdyne Holdings, Inc.	Morgan Stanley	(8,407)	(360,280)	(336,196)	22,086
AeroVironment, Inc.	Morgan Stanley	(2,322)	(191,879)	(193,562)	(4,261)
AGCO Corp.	Morgan Stanley	(1,142)	(146,663)	(109,826)	31,412
Alamo Group, Inc.	Morgan Stanley	(457)	(53,444)	(55,877)	(2,776)
Allison Transmission Holdings, Inc.	Morgan Stanley	(1,581)	(53,919)	(53,375)	264
American Woodmark Corp.	Morgan Stanley	(5,267)	(386,147)	(231,011)	153,333
API Group Corp.	Morgan Stanley	(12,605)	(209,828)	(167,268)	41,406
Apogee Enterprises, Inc.	Morgan Stanley	(223)	(8,786)	(8,523)	240
Arcosa, Inc.	Morgan Stanley	(3,663)	(222,887)	(209,450)	11,124
Array Technologies, Inc.	Morgan Stanley	(5,321)	(57,366)	(88,222)	(31,478)
Astec Industries, Inc.	Morgan Stanley	(755)	(29,918)	(23,548)	6,207
AZEK Co., Inc. (The)	Morgan Stanley	(49,572)	(1,588,652)	(823,887)	755,880
AZZ, Inc.	Morgan Stanley	(1,278)	(53,184)	(46,660)	6,240
Ballard Power Systems, Inc. (Canada)	Morgan Stanley	(65,997)	(830,362)	(403,902)	421,826
Beacon Roofing Supply, Inc.	Morgan Stanley	(16,871)	(967,610)	(923,181)	39,025
Boeing Co. (The)	Morgan Stanley	(587)	(121,151)	(71,074)	49,420
BWX Technologies, Inc.	Morgan Stanley	(9,203)	(556,890)	(463,555)	83,587
Cadre Holdings, Inc.	Morgan Stanley	(1,833)	(45,216)	(44,102)	847
CAE, Inc. (Canada)	Morgan Stanley	(1,920)	(35,109)	(29,434)	5,502
Caterpillar, Inc.	Morgan Stanley	(772)	(151,909)	(126,670)	26,880
Columbus McKinnon Corp.	Morgan Stanley	(3,119)	(138,684)	(81,593)	55,848
Comfort Systems USA, Inc.	Morgan Stanley	(2,135)	(191,080)	(207,800)	(18,297)
Construction Partners, Inc., Class A	Morgan Stanley	(10,514)	(319,390)	(275,782)	41,737
Core & Main, Inc., Class A	Morgan Stanley	(5,158)	(114,311)	(117,293)	(3,600)
CSW Industrials, Inc.	Morgan Stanley	(702)	(81,759)	(84,100)	(2,844)
Curtiss-Wright Corp.	Morgan Stanley	(1,971)	(280,492)	(274,284)	4,113
EMCOR Group, Inc.	Morgan Stanley	(760)	(88,196)	(87,765)	52
Energy Recovery, Inc.	Morgan Stanley	(6,934)	(147,874)	(150,745)	(3,721)
EnerSys	Morgan Stanley	(10,576)	(809,157)	(615,206)	183,278
ESCO Technologies, Inc.	Morgan Stanley	(1,272)	(93,618)	(93,416)	(467)
Evoqua Water Technologies Corp.	Morgan Stanley	(13,779)	(498,249)	(455,672)	39,806
Federal Signal Corp.	Morgan Stanley	(4,671)	(161,895)	(174,322)	(14,208)
Flowserve Corp.	Morgan Stanley	(7,676)	(273,328)	(186,527)	82,008
Fortune Brands Home & Security, Inc.	Morgan Stanley	(8,279)	(564,512)	(444,500)	117,583
Franklin Electric Co., Inc.	Morgan Stanley	(3,793)	(317,490)	(309,926)	3,791
FuelCell Energy, Inc.	Morgan Stanley	(28,260)	(112,252)	(96,367)	15,281
Gates Industrial Corp. PLC (United Kingdom)	Morgan Stanley	(14,197)	(169,631)	(138,563)	30,139
GATX Corp.	Morgan Stanley	(579)	(59,124)	(49,302)	7,732
Gibraltar Industries, Inc.	Morgan Stanley	(3,925)	(225,539)	(160,650)	63,647
GMS, Inc.	Morgan Stanley	(4,287)	(244,008)	(171,523)	71,724
Graco, Inc.	Morgan Stanley	(845)	(56,232)	(50,658)	5,281

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
Granite Construction, Inc.	Morgan Stanley	(2,396)	$(76,366)	$(60,834)	$14,622
Great Lakes Dredge & Dock Corp.	Morgan Stanley	(7,422)	(110,450)	(56,259)	53,594
Greenbrier Cos., Inc. (The)	Morgan Stanley	(1,658)	(72,222)	(40,240)	30,295
Griffon Corp.	Morgan Stanley	(3,169)	(82,785)	(93,549)	(19,716)
Hayward Holdings, Inc.	Morgan Stanley	(14,599)	(161,649)	(129,493)	31,272
Herc Holdings, Inc.	Morgan Stanley	(4,615)	(494,539)	(479,406)	8,828
Hillenbrand, Inc.	Morgan Stanley	(3,579)	(158,454)	(131,421)	25,570
IDEX Corp.	Morgan Stanley	(753)	(152,528)	(150,487)	1,209
Ingersoll Rand, Inc.	Morgan Stanley	(1,683)	(84,842)	(72,807)	13,155
JELD-WEN Holding, Inc.	Morgan Stanley	(43,145)	(760,770)	(377,519)	379,008
Kadant, Inc.	Morgan Stanley	(81)	(13,723)	(13,512)	157
Kaman Corp.	Morgan Stanley	(313)	(9,222)	(8,742)	451
Kratos Defense & Security Solutions, Inc.	Morgan Stanley	(36,829)	(651,760)	(374,183)	273,945
Lennox International, Inc.	Morgan Stanley	(3,532)	(831,238)	(786,470)	34,166
Lindsay Corp.	Morgan Stanley	(614)	(101,469)	(87,974)	12,077
MasTec, Inc.	Morgan Stanley	(9,710)	(793,491)	(616,585)	172,479
Maxar Technologies, Inc.	Morgan Stanley	(6,149)	(145,792)	(115,109)	29,843
MDU Resources Group, Inc.	Morgan Stanley	(12,760)	(381,160)	(348,986)	21,826
Mercury Systems, Inc.	Morgan Stanley	(17,300)	(1,082,950)	(702,380)	374,520
Middleby Corp. (The)	Morgan Stanley	(6,880)	(1,048,920)	(881,810)	161,227
MRC Global, Inc.	Morgan Stanley	(13,445)	(138,359)	(96,670)	40,936
MSC Industrial Direct Co., Inc., Class A	Morgan Stanley	(1,104)	(101,432)	(80,382)	17,485
Mueller Water Products, Inc., Class A	Morgan Stanley	(24,136)	(281,368)	(247,877)	30,848
Oshkosh Corp.	Morgan Stanley	(7,186)	(591,698)	(505,104)	82,250
Parsons Corp.	Morgan Stanley	(2,633)	(109,078)	(103,214)	5,275
PGT Innovations, Inc.	Morgan Stanley	(9,306)	(158,900)	(195,054)	(37,563)
Primoris Services Corp.	Morgan Stanley	(17,988)	(460,472)	(292,305)	161,736
Proto Labs, Inc.	Morgan Stanley	(5,097)	(800,399)	(185,684)	612,592
Quanta Services, Inc.	Morgan Stanley	(2,496)	(355,677)	(317,965)	42,291
Regal Rexnord Corp.	Morgan Stanley	(3,893)	(577,578)	(546,421)	23,545
Resideo Technologies, Inc.	Morgan Stanley	(2,324)	(46,581)	(44,295)	2,047
Rush Enterprises, Inc., Class A	Morgan Stanley	(441)	(19,491)	(19,342)	65
Sensata Technologies Holding PLC (United Kingdom)	Morgan Stanley	(7,822)	(462,096)	(291,604)	166,332
Shoals Technologies Group, Inc., Class A	Morgan Stanley	(3,018)	(104,104)	(65,038)	38,505
Simpson Manufacturing Co., Inc.	Morgan Stanley	(552)	(52,422)	(43,277)	8,885
SiteOne Landscape Supply, Inc.	Morgan Stanley	(5,232)	(680,493)	(544,860)	131,839
SPX Technologies, Inc.	Morgan Stanley	(2,369)	(140,169)	(130,816)	8,590
Stanley Black & Decker, Inc.	Morgan Stanley	(22,425)	(3,143,588)	(1,686,584)	1,401,563
Tennant Co.	Morgan Stanley	(1,050)	(64,681)	(59,388)	4,675
Terex Corp.	Morgan Stanley	(2,494)	(87,199)	(74,172)	12,808
Textainer Group Holdings Ltd. (Bermuda)	Morgan Stanley	(6,952)	(243,637)	(186,731)	48,828
Timken Co. (The)	Morgan Stanley	(2,748)	(179,534)	(162,242)	15,759
Toro Co. (The)	Morgan Stanley	(6,450)	(552,842)	(557,796)	(9,936)
Univar Solutions, Inc.	Morgan Stanley	(9,391)	(267,501)	(213,551)	52,472
Valmont Industries, Inc.	Morgan Stanley	(493)	(127,240)	(132,430)	(7,070)
Vertiv Holdings Co.	Morgan Stanley	(49,497)	(650,590)	(481,111)	165,853
Vicor Corp.	Morgan Stanley	(3,416)	(381,369)	(202,022)	177,272
Virgin Galactic Holdings, Inc.	Morgan Stanley	(19,435)	(105,452)	(91,539)	13,345
WESCO International, Inc.	Morgan Stanley	(5,765)	(758,181)	(688,226)	65,621

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
WillScot Mobile Mini Holdings Corp.	Morgan Stanley	(2,569)	$(92,020)	$(103,608)	$(12,082)
Woodward, Inc.	Morgan Stanley	(1,273)	(132,275)	(102,171)	30,559

		(751,167)	(30,873,521)	(23,317,154)	7,277,407

Commercial & Professional Services
ABM Industries, Inc.	Morgan Stanley	(12,278)	(532,911)	(469,388)	60,110
Alight, Inc., Class A	Morgan Stanley	(68,647)	(568,802)	(503,183)	62,452
Brady Corp.	Morgan Stanley	(35)	(1,471)	(1,461)	1,550
BrightView Holdings, Inc.	Morgan Stanley	(890)	(8,698)	(7,067)	1,606
Clarivate PLC (Jersey)	Morgan Stanley	(7,530)	(197,720)	(70,707)	125,927
Clean Harbors, Inc.	Morgan Stanley	(2,174)	(207,061)	(239,097)	(35,088)
CoStar Group, Inc.	Morgan Stanley	(1,806)	(179,545)	(125,788)	52,773
Deluxe Corp.	Morgan Stanley	(1,159)	(46,813)	(19,297)	25,737
Driven Brands Holdings, Inc.	Morgan Stanley	(9,811)	(302,300)	(274,512)	26,116
Dun & Bradstreet Holdings, Inc.	Morgan Stanley	(22,669)	(450,031)	(280,869)	165,528
FTI Consulting, Inc.	Morgan Stanley	(5,204)	(857,377)	(862,355)	(9,763)
GFL Environmental, Inc. (Canada)	Morgan Stanley	(6,803)	(268,002)	(172,048)	94,236
Healthcare Services Group, Inc.	Morgan Stanley	(12,376)	(200,266)	(149,626)	45,597
HireRight Holdings Corp.	Morgan Stanley	(104)	(1,640)	(1,587)	66
HNI Corp.	Morgan Stanley	(3,013)	(107,299)	(79,875)	25,655
Huron Consulting Group, Inc.	Morgan Stanley	(1,637)	(101,411)	(108,451)	(7,586)
ICF International, Inc.	Morgan Stanley	(955)	(94,678)	(104,114)	(10,183)
Insperity, Inc.	Morgan Stanley	(229)	(28,410)	(23,379)	4,171
Jacobs Solutions, Inc.	Morgan Stanley	(2,732)	(357,494)	(296,395)	59,959
KAR Auction Services, Inc.	Morgan Stanley	(11,026)	(158,877)	(123,160)	34,849
Leidos Holdings, Inc.	Morgan Stanley	(1,902)	(199,932)	(166,368)	31,435
ManpowerGroup, Inc.	Morgan Stanley	(3,202)	(247,867)	(207,137)	39,857
MillerKnoll, Inc.	Morgan Stanley	(12,912)	(483,428)	(201,427)	271,671
Republic Services, Inc.	Morgan Stanley	(6,129)	(892,117)	(833,789)	50,711
Stantec, Inc. (Canada)	Morgan Stanley	(21)	(924)	(920)	20
Steelcase, Inc., Class A	Morgan Stanley	(8,294)	(94,693)	(54,077)	38,845
Stericycle, Inc.	Morgan Stanley	(4,321)	(225,644)	(181,957)	42,621
TransUnion	Morgan Stanley	(1,888)	(154,964)	(112,317)	46,013
TrueBlue, Inc.	Morgan Stanley	(1,013)	(29,065)	(19,328)	9,597
UniFirst Corp.	Morgan Stanley	(2,053)	(390,966)	(345,376)	41,837
Upwork, Inc.	Morgan Stanley	(34,715)	(1,223,681)	(472,818)	744,024
Viad Corp.	Morgan Stanley	(1,449)	(65,298)	(45,759)	19,351

		(248,977)	(8,679,385)	(6,553,632)	2,059,694

Consumer Durables & Apparel
Acushnet Holdings Corp.	Morgan Stanley	(3,305)	(158,932)	(143,734)	13,760
BRP, Inc. (Canada)	Morgan Stanley	(1,215)	(83,073)	(74,795)	7,506
Brunswick Corp.	Morgan Stanley	(9,786)	(851,362)	(640,494)	197,919
Canada Goose Holdings, Inc. (Canada)	Morgan Stanley	(8,541)	(338,019)	(130,165)	209,089
Carter’s, Inc.	Morgan Stanley	(2,638)	(243,895)	(172,868)	65,010
Columbia Sportswear Co.	Morgan Stanley	(2,366)	(182,701)	(159,232)	21,541
Crocs, Inc.	Morgan Stanley	(1,672)	(93,575)	(114,800)	(22,799)
G-III Apparel Group Ltd.	Morgan Stanley	(6,067)	(173,578)	(90,702)	81,926
Gildan Activewear, Inc. (Canada)	Morgan Stanley	(5,881)	(183,335)	(166,256)	14,541
Hanesbrands, Inc.	Morgan Stanley	(34,351)	(428,100)	(239,083)	178,844

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Durables & Apparel — (continued)
Helen of Troy Ltd. (Bermuda)	Morgan Stanley	(3,988)	$(771,240)	$(384,603)	$382,335
Installed Building Products, Inc.	Morgan Stanley	(1,604)	(217,579)	(129,908)	83,035
iRobot Corp.	Morgan Stanley	(4,054)	(275,624)	(228,362)	45,446
La-Z-Boy, Inc.	Morgan Stanley	(3,885)	(138,560)	(87,684)	48,052
Mohawk Industries, Inc.	Morgan Stanley	(1,209)	(151,656)	(110,249)	47,453
Newell Brands, Inc.	Morgan Stanley	(3,765)	(78,701)	(52,296)	25,120
Peloton Interactive, Inc., Class A	Morgan Stanley	(27,146)	(1,686,282)	(188,122)	1,488,727
Polaris, Inc.	Morgan Stanley	(6,763)	(778,512)	(646,881)	115,485
Ralph Lauren Corp.	Morgan Stanley	(566)	(53,512)	(48,070)	4,740
Skechers USA, Inc., Class A	Morgan Stanley	(11,182)	(530,184)	(354,693)	172,541
Snap One Holdings Corp.	Morgan Stanley	(231)	(2,537)	(2,342)	203
Sturm Ruger & Co., Inc.	Morgan Stanley	(210)	(10,718)	(10,666)	14
Tempur Sealy International, Inc.	Morgan Stanley	(13,869)	(376,945)	(334,798)	39,737
TopBuild Corp.	Morgan Stanley	(373)	(83,605)	(61,463)	21,696
Topgolf Callaway Brands Corp.	Morgan Stanley	(21,866)	(569,353)	(421,139)	145,044
VF Corp.	Morgan Stanley	(4,527)	(151,233)	(135,403)	15,005
Wolverine World Wide, Inc.	Morgan Stanley	(17,773)	(474,694)	(273,526)	187,979
YETI Holdings, Inc.	Morgan Stanley	(7,762)	(466,044)	(221,372)	242,081

		(206,595)	(9,553,549)	(5,623,706)	3,832,030

Consumer Services
Accel Entertainment, Inc.	Morgan Stanley	(1,894)	(18,104)	(14,792)	3,233
ADT, Inc.	Morgan Stanley	(47,503)	(454,428)	(355,797)	86,853
Aramark	Morgan Stanley	(13,427)	(491,212)	(418,922)	69,093
Bally’s Corp.	Morgan Stanley	(5,688)	(369,829)	(112,395)	261,756
Brinker International, Inc.	Morgan Stanley	(3,653)	(96,536)	(91,252)	4,765
Chegg, Inc.	Morgan Stanley	(19,321)	(393,057)	(407,093)	(17,567)
Churchill Downs, Inc.	Morgan Stanley	(590)	(125,481)	(108,649)	16,299
Coursera, Inc.	Morgan Stanley	(13,046)	(185,454)	(140,636)	43,752
Cracker Barrel Old Country Store, Inc.	Morgan Stanley	(1,061)	(112,709)	(98,227)	13,872
Darden Restaurants, Inc.	Morgan Stanley	(1,897)	(246,734)	(239,629)	7,675
DraftKings, Inc., Class A	Morgan Stanley	(15,889)	(697,311)	(240,559)	452,864
Dutch Bros, Inc., Class A	Morgan Stanley	(475)	(15,451)	(14,796)	591
Frontdoor, Inc.	Morgan Stanley	(4,183)	(110,222)	(85,291)	24,336
Grand Canyon Education, Inc.	Morgan Stanley	(116)	(9,610)	(9,541)	38
Jack in the Box, Inc.	Morgan Stanley	(4,339)	(287,747)	(321,390)	(37,162)
Krispy Kreme, Inc.	Morgan Stanley	(2,010)	(23,726)	(23,175)	440
Life Time Group Holdings, Inc.	Morgan Stanley	(68)	(675)	(663)	31
Mister Car Wash, Inc.	Morgan Stanley	(28,144)	(323,511)	(241,476)	80,244
Monarch Casino & Resort, Inc.	Morgan Stanley	(1,249)	(62,000)	(70,119)	(8,518)
Penn Entertainment, Inc.	Morgan Stanley	(1,053)	(29,012)	(28,968)	(97)
Planet Fitness, Inc., Class A	Morgan Stanley	(7,385)	(540,277)	(425,819)	113,522
Red Rock Resorts, Inc., Class A	Morgan Stanley	(6,530)	(260,548)	(223,718)	34,012
Royal Caribbean Cruises Ltd. (Liberia)	Morgan Stanley	(9,461)	(662,576)	(358,572)	300,312
Shake Shack, Inc., Class A	Morgan Stanley	(3,484)	(343,416)	(156,710)	186,343
Target Hospitality Corp.	Morgan Stanley	(14,950)	(196,797)	(188,669)	7,047
Texas Roadhouse, Inc.	Morgan Stanley	(452)	(40,203)	(39,442)	1,036
Wendy’s Co. (The)	Morgan Stanley	(42,156)	(946,283)	(787,896)	139,865

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Services — (continued)
Wingstop, Inc.	Morgan Stanley	(1,755)	$(317,054)	$(220,112)	$89,442
Wynn Resorts Ltd.	Morgan Stanley	(3,868)	(253,839)	(243,800)	8,638

		(255,647)	(7,613,802)	(5,668,108)	1,882,715

Diversified Financials
Blackstone, Inc.	Morgan Stanley	(1,533)	(136,086)	(128,312)	7,033
Blucora, Inc.	Morgan Stanley	(7,924)	(156,952)	(153,250)	2,845
Cboe Global Markets, Inc.	Morgan Stanley	(681)	(79,779)	(79,929)	(575)
Coinbase Global, Inc., Class A	Morgan Stanley	(3,507)	(303,789)	(226,166)	75,941
SEI Investments Co.	Morgan Stanley	(1,591)	(87,788)	(78,039)	9,394
WisdomTree Investments, Inc.	Morgan Stanley	(17,473)	(99,395)	(81,774)	16,354

		(32,709)	(863,789)	(747,470)	110,992

Energy
Antero Midstream Corp.	Morgan Stanley	(18,518)	(199,567)	(169,995)	19,180
Archrock, Inc.	Morgan Stanley	(3,296)	(22,616)	(21,160)	1,686
Cactus, Inc., Class A	Morgan Stanley	(1,337)	(57,606)	(51,381)	5,924
California Resources Corp.	Morgan Stanley	(10,211)	(445,166)	(392,409)	48,463
Chesapeake Energy Corp.	Morgan Stanley	(2,706)	(241,536)	(254,932)	(26,837)
Chord Energy Corp.	Morgan Stanley	(113)	(15,568)	(15,455)	8,327
Civitas Resources, Inc.	Morgan Stanley	(10,748)	(667,698)	(616,828)	16,008
Clean Energy Fuels Corp.	Morgan Stanley	(8,656)	(45,342)	(46,223)	(1,150)
CNX Resources Corp.	Morgan Stanley	(1,230)	(19,044)	(19,102)	(142)
Core Laboratories NV. (Netherlands)	Morgan Stanley	(14,976)	(435,223)	(201,876)	230,444
Coterra Energy, Inc.	Morgan Stanley	(18,030)	(515,043)	(470,944)	35,498
Denison Mines Corp. (Canada)	Morgan Stanley	(58,911)	(74,333)	(70,104)	3,793
Earthstone Energy, Inc., Class A	Morgan Stanley	(18,680)	(273,821)	(230,138)	42,171
Enbridge, Inc. (Canada)	Morgan Stanley	(18,073)	(782,555)	(670,508)	98,705
Equitrans Midstream Corp.	Morgan Stanley	(19,473)	(165,036)	(145,658)	13,112
Green Plains, Inc.	Morgan Stanley	(7,272)	(218,893)	(211,397)	6,291
HF Sinclair Corp.	Morgan Stanley	(4,573)	(208,874)	(246,210)	(43,385)
Kinetik Holdings, Inc.	Morgan Stanley	(7,539)	(283,332)	(245,621)	32,492
Laredo Petroleum, Inc.	Morgan Stanley	(2,550)	(184,990)	(160,268)	23,708
Liberty Energy, Inc.	Morgan Stanley	(9,431)	(121,779)	(119,585)	1,412
Nabors Industries Ltd.	Morgan Stanley	(797)	(103,619)	(80,856)	22,205
NexGen Energy Ltd. (Canada)	Morgan Stanley	(49,566)	(205,492)	(181,907)	22,363
Noble Corp. PLC	Morgan Stanley	(5,661)	(198,704)	(167,452)	30,160
Northern Oil and Gas, Inc.	Morgan Stanley	(21,272)	(542,699)	(583,066)	(50,992)
NOV, Inc.	Morgan Stanley	(11,828)	(212,365)	(191,377)	19,445
Par Pacific Holdings, Inc.	Morgan Stanley	(12,872)	(207,136)	(211,230)	(5,435)
PDC Energy, Inc.	Morgan Stanley	(19,112)	(1,224,718)	(1,104,482)	110,091
Ranger Oil Corp., Class A	Morgan Stanley	(6,981)	(261,995)	(219,552)	41,032
Schlumberger NV (Curacao)	Morgan Stanley	(12,898)	(468,015)	(463,038)	190
SilverBow Resources, Inc.	Morgan Stanley	(6,068)	(250,050)	(163,108)	85,562
Southwestern Energy Co.	Morgan Stanley	(8,105)	(54,198)	(49,603)	4,314
Targa Resources Corp.	Morgan Stanley	(6,718)	(470,810)	(405,364)	63,623
TC Energy Corp. (Canada)	Morgan Stanley	(24,109)	(1,258,463)	(971,352)	276,580
Tellurian, Inc.	Morgan Stanley	(87,884)	(303,389)	(210,043)	91,668
Transocean Ltd. (Switzerland)	Morgan Stanley	(85,823)	(343,519)	(211,983)	129,633
Uranium Energy Corp.	Morgan Stanley	(62,826)	(238,713)	(219,891)	17,506

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Energy — (continued)
Williams Cos., Inc. (The)	Morgan Stanley	(6,752)	$(230,051)	$(193,310)	$33,186
World Fuel Services Corp.	Morgan Stanley	(19,376)	(471,242)	(454,173)	10,867

		(684,971)	(12,023,200)	(10,441,581)	1,417,698

Food & Staples Retailing
BJ’s Wholesale Club Holdings, Inc.	Morgan Stanley	(8,944)	(607,232)	(651,213)	(47,679)
Casey’s General Stores, Inc.	Morgan Stanley	(594)	(121,558)	(120,297)	(587)
Performance Food Group Co.	Morgan Stanley	(6,437)	(324,308)	(276,469)	46,043
SpartanNash Co.	Morgan Stanley	(1,983)	(60,417)	(57,547)	2,253
United Natural Foods, Inc.	Morgan Stanley	(2,549)	(110,564)	(87,609)	23,265

		(20,507)	(1,224,079)	(1,193,135)	23,295

Food, Beverage & Tobacco
B&G Foods, Inc.	Morgan Stanley	(11,059)	(324,157)	(182,363)	114,019
Conagra Brands, Inc.	Morgan Stanley	(11,876)	(404,246)	(387,514)	15,576
Constellation Brands, Inc., Class A	Morgan Stanley	(1,509)	(359,141)	(346,587)	10,152
Darling Ingredients, Inc.	Morgan Stanley	(9,591)	(729,561)	(634,445)	92,965
Flowers Foods, Inc.	Morgan Stanley	(11,270)	(302,979)	(278,256)	19,322
Fresh Del Monte Produce, Inc. (Cayman Islands)	Morgan Stanley	(6,366)	(176,762)	(147,946)	21,159
Freshpet, Inc.	Morgan Stanley	(8,042)	(1,007,755)	(402,824)	604,561
Hain Celestial Group, Inc. (The)	Morgan Stanley	(11,389)	(222,584)	(192,246)	29,112
Hostess Brands, Inc.	Morgan Stanley	(6,084)	(145,140)	(141,392)	2,956
Ingredion, Inc.	Morgan Stanley	(3,455)	(329,221)	(278,197)	40,905
J & J Snack Foods Corp.	Morgan Stanley	(3,082)	(452,984)	(399,027)	45,312
J M Smucker Co. (The)	Morgan Stanley	(5,454)	(766,722)	(749,434)	13,402
Lancaster Colony Corp.	Morgan Stanley	(3,745)	(604,853)	(562,799)	27,094
McCormick & Co., Inc.	Morgan Stanley	(4,713)	(402,838)	(335,896)	68,811
MGP Ingredients, Inc.	Morgan Stanley	(1,072)	(70,942)	(113,804)	(46,218)
Mission Produce, Inc.	Morgan Stanley	(1,767)	(27,398)	(25,551)	1,716
Monster Beverage Corp.	Morgan Stanley	(17,888)	(1,628,061)	(1,555,540)	63,414
National Beverage Corp.	Morgan Stanley	(3,482)	(163,550)	(134,196)	28,594
Simply Good Foods Co. (The)	Morgan Stanley	(5,229)	(200,090)	(167,276)	31,715
Universal Corp.	Morgan Stanley	(4,137)	(230,085)	(190,467)	34,798
Utz Brands, Inc.	Morgan Stanley	(19,495)	(397,045)	(294,375)	96,160
Vector Group Ltd.	Morgan Stanley	(204)	(1,829)	(1,797)	36

		(150,909)	(8,947,943)	(7,521,932)	1,315,561

Health Care Equipment & Services
1Life Healthcare, Inc.	Morgan Stanley	(12,194)	(370,271)	(209,127)	159,090
AdaptHealth Corp.	Morgan Stanley	(27,430)	(624,006)	(515,135)	105,394
Agiliti, Inc.	Morgan Stanley	(2,378)	(44,213)	(34,029)	9,959
agilon health, Inc.	Morgan Stanley	(2,535)	(52,799)	(59,370)	(6,844)
Alphatec Holdings, Inc.	Morgan Stanley	(25,845)	(322,418)	(225,885)	94,897
Baxter International, Inc.	Morgan Stanley	(2,740)	(178,321)	(147,576)	29,244
Boston Scientific Corp.	Morgan Stanley	(7,975)	(321,854)	(308,872)	11,200
Brookdale Senior Living, Inc.	Morgan Stanley	(8,782)	(61,972)	(37,499)	24,148
Cano Health, Inc.	Morgan Stanley	(11,616)	(67,569)	(100,711)	(33,498)
Castle Biosciences, Inc.	Morgan Stanley	(35)	(921)	(913)	26
Certara, Inc.	Morgan Stanley	(3,085)	(84,073)	(40,969)	42,655
Change Healthcare, Inc.	Morgan Stanley	(41,048)	(1,028,996)	(1,128,410)	(105,161)
Clover Health Investments Corp.	Morgan Stanley	(18,736)	(39,524)	(31,851)	7,474

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Health Care Equipment & Services — (continued)
CONMED Corp.	Morgan Stanley	(7,219)	$(726,359)	$(578,747)	$141,934
Covetrus, Inc.	Morgan Stanley	(8,806)	(245,623)	(183,869)	60,399
Doximity, Inc., Class A	Morgan Stanley	(5,041)	(206,295)	(152,339)	52,822
Embecta Corp.	Morgan Stanley	(60)	(1,806)	(1,727)	91
Enhabit, Inc.	Morgan Stanley	(2,055)	(55,456)	(28,852)	26,315
Figs, Inc., Class A	Morgan Stanley	(15,693)	(171,570)	(129,467)	41,163
GoodRx Holdings, Inc., Class A	Morgan Stanley	(8,957)	(271,821)	(41,829)	238,936
Guardant Health, Inc.	Morgan Stanley	(9,159)	(1,027,287)	(493,029)	528,425
Haemonetics Corp.	Morgan Stanley	(3,998)	(347,012)	(295,972)	49,116
HealthEquity, Inc.	Morgan Stanley	(9,833)	(631,140)	(660,483)	(32,859)
Heska Corp.	Morgan Stanley	(935)	(86,097)	(68,180)	17,456
ICU Medical, Inc.	Morgan Stanley	(7,211)	(1,207,593)	(1,085,977)	114,867
Inari Medical, Inc.	Morgan Stanley	(5,142)	(407,825)	(373,515)	31,854
Innovage Holding Corp.	Morgan Stanley	(127)	(762)	(747)	33
Insulet Corp.	Morgan Stanley	(1,322)	(400,870)	(303,267)	95,378
Integer Holdings Corp.	Morgan Stanley	(5,097)	(395,585)	(317,186)	76,203
LHC Group, Inc.	Morgan Stanley	(393)	(66,055)	(64,318)	1,389
LifeStance Health Group, Inc.	Morgan Stanley	(11,149)	(94,141)	(73,806)	19,759
Masimo Corp.	Morgan Stanley	(6,469)	(992,423)	(913,164)	73,717
Merit Medical Systems, Inc.	Morgan Stanley	(240)	(13,784)	(13,562)	166
Mesa Laboratories, Inc.	Morgan Stanley	(1,229)	(276,165)	(173,080)	100,924
ModivCare, Inc.	Morgan Stanley	(993)	(128,266)	(98,982)	28,588
National Research Corp.	Morgan Stanley	(49)	(1,929)	(1,950)	(19)
Nevro Corp.	Morgan Stanley	(5,576)	(382,635)	(259,842)	120,628
Novocure Ltd. (Jersey)	Morgan Stanley	(4,086)	(442,696)	(310,454)	129,782
Oak Street Health, Inc.	Morgan Stanley	(13,426)	(716,691)	(329,206)	385,305
Omnicell, Inc.	Morgan Stanley	(7,762)	(845,863)	(675,527)	165,616
OrthoPediatrics Corp.	Morgan Stanley	(1,209)	(65,297)	(55,783)	9,229
Outset Medical, Inc.	Morgan Stanley	(7,903)	(286,231)	(125,895)	158,754
Owens & Minor, Inc.	Morgan Stanley	(14,105)	(455,454)	(339,931)	112,992
Pediatrix Medical Group, Inc.	Morgan Stanley	(6,984)	(158,630)	(115,306)	42,457
Penumbra, Inc.	Morgan Stanley	(6)	(1,719)	(1,138)	594
Phreesia, Inc.	Morgan Stanley	(8,861)	(347,092)	(225,778)	119,514
Progyny, Inc.	Morgan Stanley	(6,892)	(436,460)	(255,418)	181,950
QuidelOrtho Corp.	Morgan Stanley	(11,377)	(935,640)	(813,228)	117,188
RadNet, Inc.	Morgan Stanley	(10,997)	(213,784)	(223,789)	(11,181)
ResMed, Inc.	Morgan Stanley	(3,732)	(848,232)	(814,696)	27,875
Schrodinger, Inc.	Morgan Stanley	(14,240)	(816,337)	(355,715)	456,066
Select Medical Holdings Corp.	Morgan Stanley	(12,815)	(335,798)	(283,212)	49,998
Signify Health, Inc., Class A	Morgan Stanley	(5,568)	(90,349)	(162,307)	(72,442)
Silk Road Medical, Inc.	Morgan Stanley	(5,724)	(313,603)	(257,580)	53,767
Stryker Corp.	Morgan Stanley	(811)	(182,768)	(164,260)	16,942
Surgery Partners, Inc.	Morgan Stanley	(9,041)	(460,963)	(211,559)	246,841
Tandem Diabetes Care, Inc.	Morgan Stanley	(8,602)	(493,666)	(411,606)	79,314
US Physical Therapy, Inc.	Morgan Stanley	(2,817)	(342,491)	(214,148)	120,084
Varex Imaging Corp.	Morgan Stanley	(504)	(10,937)	(10,655)	243

		(438,614)	(20,136,137)	(15,511,428)	4,516,757

Household & Personal Products
Beauty Health Co. (The)	Morgan Stanley	(7,141)	(86,089)	(84,192)	1,437

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Household & Personal Products — (continued)
Central Garden & Pet Co., Class A	Morgan Stanley	(7,773)	$(320,777)	$(265,526)	$53,475
Clorox Co. (The)	Morgan Stanley	(3,436)	(539,848)	(441,148)	92,814
Edgewell Personal Care Co.	Morgan Stanley	(9,580)	(363,244)	(358,292)	559
Energizer Holdings, Inc.	Morgan Stanley	(15,524)	(560,121)	(390,273)	151,540
Inter Parfums, Inc.	Morgan Stanley	(2,034)	(164,405)	(153,486)	8,069
Olaplex Holdings, Inc.	Morgan Stanley	(4,704)	(127,289)	(44,923)	81,674
Reynolds Consumer Products, Inc.	Morgan Stanley	(4,722)	(141,658)	(122,819)	14,444
WD-40 Co.	Morgan Stanley	(1,157)	(231,431)	(203,331)	26,098

		(56,071)	(2,534,862)	(2,063,990)	430,110

Materials
Agnico Eagle Mines Ltd. (Canada)	Morgan Stanley	(28,280)	(1,589,628)	(1,194,264)	362,927
Alamos Gold, Inc., Class A (Canada)	Morgan Stanley	(67,096)	(554,296)	(497,181)	49,061
Albemarle Corp.	Morgan Stanley	(2,244)	(596,398)	(593,403)	(4,015)
AptarGroup, Inc.	Morgan Stanley	(636)	(84,859)	(60,439)	23,242
Arconic Corp.	Morgan Stanley	(18,431)	(470,740)	(314,064)	154,059
Axalta Coating Systems Ltd. (Bermuda)	Morgan Stanley	(13,834)	(458,884)	(291,344)	164,990
Balchem Corp.	Morgan Stanley	(1,940)	(253,858)	(235,865)	16,592
Berry Global Group, Inc.	Morgan Stanley	(1,304)	(82,770)	(60,675)	21,654
Cabot Corp.	Morgan Stanley	(6,078)	(437,496)	(388,323)	45,156
Coeur Mining, Inc.	Morgan Stanley	(283,707)	(1,433,439)	(970,278)	455,145
Commercial Metals Co.	Morgan Stanley	(18,041)	(691,280)	(640,095)	45,854
Compass Minerals International, Inc.	Morgan Stanley	(831)	(52,641)	(32,018)	20,365
Diversey Holdings Ltd. (Cayman Islands)	Morgan Stanley	(747)	(3,667)	(3,630)	39
Element Solutions, Inc.	Morgan Stanley	(11,317)	(285,430)	(184,128)	96,338
Equinox Gold Corp. (Canada)	Morgan Stanley	(89,144)	(728,311)	(325,376)	398,874
ERO Copper Corp. (Canada)	Morgan Stanley	(29)	(313)	(319)	15
FMC Corp.	Morgan Stanley	(1,336)	(141,217)	(141,215)	(1,156)
Fortuna Silver Mines, Inc. (Canada)	Morgan Stanley	(117,280)	(382,372)	(295,546)	84,704
Graphic Packaging Holding Co.	Morgan Stanley	(5,629)	(120,409)	(111,116)	7,051
Hawkins, Inc.	Morgan Stanley	(639)	(24,273)	(24,915)	(814)
HB Fuller Co.	Morgan Stanley	(8,290)	(568,933)	(498,229)	64,429
Kaiser Aluminum Corp.	Morgan Stanley	(1,022)	(103,457)	(62,700)	37,967
Kinross Gold Corp. (Canada)	Morgan Stanley	(123,907)	(562,812)	(465,890)	91,342
Lithium Americas Corp. (Canada)	Morgan Stanley	(14,271)	(327,318)	(374,328)	(50,409)
Mativ Holdings, Inc.	Morgan Stanley	(3,453)	(112,769)	(76,242)	31,459
NewMarket Corp.	Morgan Stanley	(971)	(329,710)	(292,106)	28,451
Novagold Resources, Inc. (Canada)	Morgan Stanley	(658)	(3,079)	(3,086)	(2)
Piedmont Lithium, Inc.	Morgan Stanley	(69)	(3,863)	(3,691)	389
Quaker Chemical Corp.	Morgan Stanley	(1,473)	(360,868)	(212,672)	144,025
RPM International, Inc.	Morgan Stanley	(5,381)	(484,307)	(448,291)	28,119
Schnitzer Steel Industries, Inc., Class A	Morgan Stanley	(6,088)	(254,041)	(173,264)	78,301
Scotts Miracle-Gro Co. (The)	Morgan Stanley	(13,489)	(1,717,433)	(576,655)	1,107,975
Sherwin-Williams Co. (The)	Morgan Stanley	(2,120)	(516,263)	(434,070)	83,040
Sonoco Products Co.	Morgan Stanley	(8,809)	(533,954)	(499,735)	23,658
Southern Copper Corp.	Morgan Stanley	(378)	(16,965)	(16,950)	(57)
Stepan Co.	Morgan Stanley	(1,865)	(228,487)	(174,695)	49,557
Trinseo PLC (Ireland)	Morgan Stanley	(5,662)	(315,430)	(103,728)	205,629
Valvoline, Inc.	Morgan Stanley	(5,149)	(174,766)	(130,476)	44,075
Vulcan Materials Co.	Morgan Stanley	(2,101)	(429,151)	(331,349)	92,780

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Materials — (continued)
West Fraser Timber Co. Ltd. (Canada)	Morgan Stanley	(1,537)	$(142,514)	$(111,417)	$31,026
Worthington Industries, Inc.	Morgan Stanley	(6,391)	(346,307)	(243,753)	95,917

		(881,627)	(15,924,708)	(11,597,521)	4,127,752

Media & Entertainment
Advantage Solutions, Inc.	Morgan Stanley	(3,135)	(12,986)	(6,678)	6,258
Altice USA, Inc., Class A	Morgan Stanley	(10,714)	(124,273)	(62,463)	61,136
AMC Networks, Inc., Class A	Morgan Stanley	(3,568)	(118,515)	(72,430)	45,443
Angi, Inc.	Morgan Stanley	(72,581)	(852,804)	(214,114)	633,930
Cable One, Inc.	Morgan Stanley	(69)	(143,301)	(58,860)	95,480
Cargurus, Inc.	Morgan Stanley	(42,323)	(1,304,748)	(599,717)	697,737
Cars.com, Inc.	Morgan Stanley	(503)	(5,736)	(5,785)	(58)
DISH Network Corp., Class A	Morgan Stanley	(57,266)	(1,165,646)	(791,989)	367,143
EW Scripps Co. (The), Class A	Morgan Stanley	(3,611)	(64,023)	(40,696)	22,587
Gray Television, Inc.	Morgan Stanley	(16,132)	(347,069)	(231,010)	111,197
IAC, Inc.	Morgan Stanley	(15,530)	(1,350,527)	(860,051)	482,925
Lions Gate Entertainment Corp., Class B (Canada)	Morgan Stanley	(20,183)	(269,678)	(140,272)	127,917
Madison Square Garden Entertainment Corp.	Morgan Stanley	(4,866)	(364,766)	(214,542)	148,201
Magnite, Inc.	Morgan Stanley	(32,881)	(646,135)	(216,028)	426,506
ROBLOX Corp., Class A	Morgan Stanley	(12,018)	(450,746)	(430,725)	15,224
Roku, Inc.	Morgan Stanley	(14,251)	(1,228,011)	(803,756)	417,391
Scholastic Corp.	Morgan Stanley	(52)	(1,627)	(1,600)	41
Shaw Communications, Inc., Class B (Canada)	Morgan Stanley	(2,241)	(59,472)	(54,501)	4,035
Sinclair Broadcast Group, Inc., Class A	Morgan Stanley	(2,482)	(81,150)	(44,899)	32,779
Snap, Inc., Class A	Morgan Stanley	(51,527)	(1,101,106)	(505,995)	588,959
TEGNA, Inc.	Morgan Stanley	(190)	(3,960)	(3,929)	1,333
Warner Bros Discovery, Inc.	Morgan Stanley	(135,268)	(1,777,859)	(1,555,582)	212,330
Warner Music Group Corp., Class A	Morgan Stanley	(4,707)	(209,562)	(109,249)	96,860
WideOpenWest, Inc.	Morgan Stanley	(6,810)	(130,684)	(83,559)	46,522
World Wrestling Entertainment, Inc., Class A	Morgan Stanley	(4,391)	(297,692)	(308,116)	(12,420)

		(517,299)	(12,112,076)	(7,416,546)	4,629,456

Pharmaceuticals, Biotechnology & Life Sciences
10X Genomics, Inc., Class A	Morgan Stanley	(18,076)	(1,287,942)	(514,804)	765,938
AbCellera Biologics, Inc. (Canada)	Morgan Stanley	(6,686)	(74,736)	(66,125)	8,731
Adaptive Biotechnologies Corp.	Morgan Stanley	(12,122)	(503,721)	(86,309)	414,908
Arvinas, Inc.	Morgan Stanley	(3,996)	(348,072)	(177,782)	169,995
Aurinia Pharmaceuticals, Inc. (Canada)	Morgan Stanley	(8,009)	(99,464)	(60,228)	38,701
Avid Bioservices, Inc.	Morgan Stanley	(6,865)	(178,055)	(131,259)	45,649
Bridgebio Pharma, Inc.	Morgan Stanley	(4,802)	(152,372)	(47,732)	103,808
Bruker Corp.	Morgan Stanley	(287)	(15,386)	(15,228)	111
CareDx, Inc.	Morgan Stanley	(2,897)	(133,171)	(49,307)	83,140
Catalent, Inc.	Morgan Stanley	(13,083)	(1,296,950)	(946,686)	343,014
Cronos Group, Inc. (Canada)	Morgan Stanley	(4,786)	(14,204)	(13,497)	650
Cytek Biosciences, Inc.	Morgan Stanley	(5,514)	(72,423)	(81,166)	(9,126)
Eli Lilly & Co.	Morgan Stanley	(2,925)	(942,526)	(945,799)	(8,535)
Emergent BioSolutions, Inc.	Morgan Stanley	(6,714)	(269,636)	(140,927)	127,220
Halozyme Therapeutics, Inc.	Morgan Stanley	(8,227)	(345,141)	(325,296)	17,932
Horizon Therapeutics PLC (Ireland)	Morgan Stanley	(13,772)	(896,646)	(852,349)	39,135
Intra-Cellular Therapies, Inc.	Morgan Stanley	(10,015)	(494,613)	(465,998)	25,864

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Jazz Pharmaceuticals PLC (Ireland)	Morgan Stanley	(468)	$(74,117)	$(62,380)	$15,133
Medpace Holdings, Inc.	Morgan Stanley	(386)	(71,457)	(60,668)	10,411
Nektar Therapeutics	Morgan Stanley	(11,283)	(141,516)	(36,106)	104,640
NeoGenomics, Inc.	Morgan Stanley	(37,727)	(861,003)	(324,829)	531,368
Novavax, Inc.	Morgan Stanley	(1,440)	(247,711)	(26,208)	220,137
Organon & Co.	Morgan Stanley	(4,276)	(119,574)	(100,058)	19,710
Pacific Biosciences of California, Inc.	Morgan Stanley	(14,635)	(103,205)	(84,956)	17,715
Pacira BioSciences, Inc.	Morgan Stanley	(3,234)	(227,211)	(172,016)	53,943
Perrigo Co. PLC (Ireland)	Morgan Stanley	(24,525)	(1,027,670)	(874,562)	137,422
Prestige Consumer Healthcare, Inc.	Morgan Stanley	(108)	(5,469)	(5,382)	79
Reata Pharmaceuticals, Inc., Class A	Morgan Stanley	(1,971)	(49,625)	(49,531)	(162)
Revance Therapeutics, Inc.	Morgan Stanley	(4,065)	(70,937)	(109,755)	(40,415)
Sana Biotechnology, Inc.	Morgan Stanley	(1,219)	(18,429)	(7,314)	11,034
Sotera Health Co.	Morgan Stanley	(5,663)	(127,838)	(38,622)	88,522
SpringWorks Therapeutics, Inc.	Morgan Stanley	(2,569)	(143,730)	(73,294)	69,653
Supernus Pharmaceuticals, Inc.	Morgan Stanley	(6,792)	(197,718)	(229,909)	(33,278)
Syndax Pharmaceuticals, Inc.	Morgan Stanley	(3,096)	(71,772)	(74,397)	(3,089)
Thermo Fisher Scientific, Inc.	Morgan Stanley	(516)	(306,268)	(261,710)	42,880
Twist Bioscience Corp.	Morgan Stanley	(1,452)	(130,966)	(51,168)	79,086
Ultragenyx Pharmaceutical, Inc.	Morgan Stanley	(4,556)	(235,502)	(188,664)	45,623

		(258,757)	(11,356,776)	(7,752,021)	3,537,547

Retailing
Abercrombie & Fitch Co., Class A	Morgan Stanley	(3,557)	(108,016)	(55,311)	52,122
Advance Auto Parts, Inc.	Morgan Stanley	(2,089)	(397,301)	(326,594)	66,146
American Eagle Outfitters, Inc.	Morgan Stanley	(9,866)	(166,217)	(95,996)	67,401
Boot Barn Holdings, Inc.	Morgan Stanley	(5,226)	(438,215)	(305,512)	130,268
Burlington Stores, Inc.	Morgan Stanley	(1,024)	(227,062)	(114,575)	111,235
Caleres, Inc.	Morgan Stanley	(940)	(23,577)	(22,767)	677
CarMax, Inc.	Morgan Stanley	(14,633)	(2,015,235)	(966,071)	1,037,887
Carvana Co.	Morgan Stanley	(5,194)	(743,274)	(105,438)	633,690
Chewy, Inc., Class A	Morgan Stanley	(11,771)	(721,626)	(361,605)	355,997
ContextLogic, Inc., Class A	Morgan Stanley	(56,621)	(97,758)	(41,554)	55,916
Dick’s Sporting Goods, Inc.	Morgan Stanley	(832)	(79,127)	(87,060)	(8,745)
Dollar General Corp.	Morgan Stanley	(304)	(73,134)	(72,917)	(171)
Dollar Tree, Inc.	Morgan Stanley	(1,639)	(227,680)	(223,068)	3,358
Five Below, Inc.	Morgan Stanley	(2,681)	(530,134)	(369,093)	158,076
Floor & Decor Holdings, Inc., Class A	Morgan Stanley	(8,728)	(987,283)	(613,229)	368,540
Foot Locker, Inc.	Morgan Stanley	(6,555)	(248,556)	(204,057)	39,351
Franchise Group, Inc.	Morgan Stanley	(5,844)	(221,401)	(142,009)	68,655
Funko, Inc., Class A	Morgan Stanley	(12,851)	(280,311)	(259,847)	18,915
Gap, Inc. (The)	Morgan Stanley	(503)	(4,218)	(4,130)	87
Kohl’s Corp.	Morgan Stanley	(14,994)	(647,187)	(377,099)	254,015
Leslie’s, Inc.	Morgan Stanley	(2,165)	(62,109)	(31,847)	29,937
Lithia Motors, Inc.	Morgan Stanley	(230)	(62,022)	(49,347)	12,412
Macy’s, Inc.	Morgan Stanley	(11,379)	(199,263)	(178,309)	18,067
National Vision Holdings, Inc.	Morgan Stanley	(7,957)	(343,347)	(259,796)	81,445
Ollie’s Bargain Outlet Holdings, Inc.	Morgan Stanley	(2,745)	(141,103)	(141,642)	(1,470)
O’Reilly Automotive, Inc.	Morgan Stanley	(320)	(225,711)	(225,072)	(604)
Petco Health & Wellness Co., Inc.	Morgan Stanley	(56,731)	(1,063,146)	(633,118)	424,089

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Retailing — (continued)
Pool Corp.	Morgan Stanley	(210)	$(97,387)	$(66,824)	$29,469
Poshmark, Inc., Class A	Morgan Stanley	(7,010)	(171,590)	(109,847)	60,307
Qurate Retail, Inc.	Morgan Stanley	(130,913)	(896,989)	(263,135)	628,846
RH	Morgan Stanley	(222)	(55,183)	(54,628)	268
Sally Beauty Holdings, Inc.	Morgan Stanley	(15,303)	(244,157)	(192,818)	49,991
Sleep Number Corp.	Morgan Stanley	(1,250)	(79,448)	(42,263)	36,763
Tractor Supply Co.	Morgan Stanley	(1,974)	(445,678)	(366,927)	73,163
Urban Outfitters, Inc.	Morgan Stanley	(6,673)	(269,460)	(131,124)	136,847
Wayfair, Inc., Class A	Morgan Stanley	(5,549)	(449,588)	(180,620)	266,469

		(416,483)	(13,043,493)	(7,675,249)	5,259,419

Semiconductors & Semiconductor Equipment
ACM Research, Inc., Class A	Morgan Stanley	(24,500)	(626,289)	(305,270)	317,530
Advanced Micro Devices, Inc.	Morgan Stanley	(1,983)	(203,821)	(125,643)	77,058
Ambarella, Inc. (Cayman Islands)	Morgan Stanley	(6,823)	(431,788)	(383,316)	46,073
Cirrus Logic, Inc.	Morgan Stanley	(2,909)	(267,822)	(200,139)	66,204
Entegris, Inc.	Morgan Stanley	(6,347)	(662,786)	(526,928)	137,282
First Solar, Inc.	Morgan Stanley	(510)	(43,759)	(67,458)	(33,588)
FormFactor, Inc.	Morgan Stanley	(3,283)	(137,396)	(82,239)	56,133
Ichor Holdings Ltd. (Cayman Islands)	Morgan Stanley	(2,186)	(65,777)	(52,923)	12,508
Impinj, Inc.	Morgan Stanley	(1,241)	(75,313)	(99,317)	(26,110)
Intel Corp.	Morgan Stanley	(63,645)	(2,221,527)	(1,640,132)	556,716
Marvell Technology, Inc.	Morgan Stanley	(7,651)	(352,649)	(328,304)	22,389
SMART Global Holdings, Inc. (Cayman Islands)	Morgan Stanley	(16,815)	(462,073)	(266,854)	192,650
Texas Instruments, Inc.	Morgan Stanley	(489)	(80,779)	(75,687)	7,707
Ultra Clean Holdings, Inc.	Morgan Stanley	(5,850)	(187,423)	(150,638)	35,976

		(144,232)	(5,819,202)	(4,304,848)	1,468,528

Software & Services
Affirm Holdings, Inc.	Morgan Stanley	(6,103)	(125,353)	(114,492)	10,180
Alarm.com Holdings, Inc.	Morgan Stanley	(7,979)	(513,391)	(517,518)	(7,190)
Alteryx, Inc., Class A	Morgan Stanley	(822)	(102,104)	(45,900)	57,266
Appfolio, Inc., Class A	Morgan Stanley	(2,861)	(386,111)	(299,604)	84,863
AppLovin Corp., Class A	Morgan Stanley	(42,641)	(1,181,205)	(831,073)	343,531
Asana, Inc., Class A	Morgan Stanley	(8,370)	(570,274)	(186,065)	381,033
Aspen Technology, Inc.	Morgan Stanley	(3,338)	(715,671)	(795,112)	(83,431)
Avalara, Inc.	Morgan Stanley	(5,295)	(788,180)	(486,081)	297,702
BigCommerce Holdings, Inc.	Morgan Stanley	(4,095)	(90,715)	(60,606)	29,623
Blackbaud, Inc.	Morgan Stanley	(4,784)	(294,531)	(210,783)	82,119
Braze, Inc., Class A	Morgan Stanley	(1,850)	(65,063)	(64,436)	285
C3.ai, Inc., Class A	Morgan Stanley	(5,013)	(69,891)	(62,663)	6,859
CGI, Inc. (Canada)	Morgan Stanley	(52)	(3,954)	(3,912)	42
Clearwater Analytics Holdings, Inc., Class A	Morgan Stanley	(2,698)	(53,796)	(45,299)	8,255
CommVault Systems, Inc.	Morgan Stanley	(103)	(5,513)	(5,463)	42
Conduent, Inc.	Morgan Stanley	(5,680)	(22,916)	(18,971)	3,839
Confluent, Inc., Class A	Morgan Stanley	(8,975)	(372,326)	(213,336)	156,925
Coupa Software, Inc.	Morgan Stanley	(5,404)	(1,014,636)	(317,755)	691,214
CSG Systems International, Inc.	Morgan Stanley	(2,300)	(129,536)	(121,624)	6,846
Cyxtera Technologies, Inc.	Morgan Stanley	(2,906)	(18,448)	(11,856)	6,511
Digital Turbine, Inc.	Morgan Stanley	(1,431)	(110,530)	(20,621)	119,237

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
Domo, Inc., Class B	Morgan Stanley	(3,469)	$(165,071)	$(62,407)	$101,760
DoubleVerify Holdings, Inc.	Morgan Stanley	(7,677)	(179,897)	(209,966)	(32,305)
Duck Creek Technologies, Inc.	Morgan Stanley	(3,969)	(104,880)	(47,033)	57,282
Dynatrace, Inc.	Morgan Stanley	(1,212)	(92,799)	(42,190)	50,111
Envestnet, Inc.	Morgan Stanley	(14,818)	(1,017,481)	(657,919)	353,879
Everbridge, Inc.	Morgan Stanley	(10,468)	(614,446)	(323,252)	287,385
Fastly, Inc., Class A	Morgan Stanley	(27,138)	(753,260)	(248,584)	500,474
Fiserv, Inc.	Morgan Stanley	(4,257)	(456,679)	(398,327)	62,969
ForgeRock, Inc., Class A	Morgan Stanley	(1,063)	(16,668)	(15,445)	1,152
Guidewire Software, Inc.	Morgan Stanley	(4,114)	(452,900)	(253,340)	197,043
International Business Machines Corp.	Morgan Stanley	(523)	(64,473)	(62,138)	2,726
International Money Express, Inc.	Morgan Stanley	(5,856)	(139,913)	(133,458)	5,693
Jamf Holding Corp.	Morgan Stanley	(15,104)	(496,549)	(334,705)	159,082
JFrog Ltd. (Israel)	Morgan Stanley	(7,637)	(261,010)	(168,854)	92,497
Lightspeed Commerce, Inc. (Canada)	Morgan Stanley	(29,285)	(1,043,810)	(514,830)	523,150
LivePerson, Inc.	Morgan Stanley	(32,577)	(677,066)	(306,875)	366,417
LiveRamp Holdings, Inc.	Morgan Stanley	(13,646)	(444,685)	(247,811)	194,402
MeridianLink, Inc.	Morgan Stanley	(56)	(935)	(912)	40
Model N, Inc.	Morgan Stanley	(2,323)	(80,686)	(79,516)	735
Momentive Global, Inc.	Morgan Stanley	(3,818)	(22,416)	(22,183)	130
MongoDB, Inc.	Morgan Stanley	(3,012)	(645,056)	(598,063)	43,399
nCino, Inc.	Morgan Stanley	(7,204)	(395,421)	(245,728)	147,498
Okta, Inc.	Morgan Stanley	(10,409)	(1,334,752)	(591,960)	735,330
Olo, Inc., Class A	Morgan Stanley	(20,392)	(180,631)	(161,097)	18,544
PagerDuty, Inc.	Morgan Stanley	(7,117)	(166,956)	(164,189)	1,853
Palo Alto Networks, Inc.	Morgan Stanley	(1,213)	(230,290)	(198,677)	33,316
Paymentus Holdings, Inc., Class A	Morgan Stanley	(4,958)	(83,547)	(48,192)	34,909
Paysafe Ltd. (Bermuda)	Morgan Stanley	(22,837)	(155,130)	(31,515)	122,776
Pegasystems, Inc.	Morgan Stanley	(5,883)	(219,828)	(189,080)	29,364
Perficient, Inc.	Morgan Stanley	(1,281)	(183,337)	(83,291)	99,041
Qualtrics International, Inc., Class A	Morgan Stanley	(24,299)	(437,013)	(247,364)	187,221
Rackspace Technology, Inc.	Morgan Stanley	(9,757)	(243,691)	(39,809)	202,539
Rapid7, Inc.	Morgan Stanley	(1,429)	(100,410)	(61,304)	38,565
RingCentral, Inc., Class A	Morgan Stanley	(10,539)	(1,372,008)	(421,138)	944,194
Shopify, Inc., Class A (Canada)	Morgan Stanley	(12,459)	(436,682)	(335,645)	98,610
Smartsheet, Inc., Class A	Morgan Stanley	(7,923)	(458,158)	(272,234)	185,610
SolarWinds Corp.	Morgan Stanley	(4,356)	(89,408)	(33,759)	48,967
Sumo Logic, Inc.	Morgan Stanley	(10,691)	(183,488)	(80,183)	103,044
TaskUS, Inc., Class A	Morgan Stanley	(9,212)	(178,188)	(148,313)	28,898
Tenable Holdings, Inc.	Morgan Stanley	(7,655)	(305,490)	(266,394)	37,406
Thoughtworks Holding, Inc.	Morgan Stanley	(3,750)	(48,322)	(39,338)	8,737
Twilio, Inc., Class A	Morgan Stanley	(12,263)	(2,114,778)	(847,864)	1,254,207
Tyler Technologies, Inc.	Morgan Stanley	(13)	(6,862)	(4,518)	2,328
UiPath, Inc., Class A	Morgan Stanley	(19,173)	(249,756)	(241,772)	6,606
WEX, Inc.	Morgan Stanley	(734)	(151,703)	(93,174)	57,701

		(530,269)	(23,690,673)	(14,007,516)	9,591,036

Technology Hardware & Equipment
3D Systems Corp.	Morgan Stanley	(9,589)	(92,114)	(76,520)	15,100
ADTRAN Holdings, Inc.	Morgan Stanley	(9,970)	(177,813)	(195,213)	(18,847)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Technology Hardware & Equipment — (continued)
Advanced Energy Industries, Inc.	Morgan Stanley	(3,975)	$(359,342)	$(307,705)	$48,516
Arista Networks, Inc.	Morgan Stanley	(3,042)	(382,290)	(343,411)	36,757
Arrow Electronics, Inc.	Morgan Stanley	(5,437)	(603,389)	(501,237)	98,791
Belden, Inc.	Morgan Stanley	(3,853)	(255,981)	(231,257)	23,164
Benchmark Electronics, Inc.	Morgan Stanley	(2,445)	(58,779)	(60,587)	(2,768)
Calix, Inc.	Morgan Stanley	(4,628)	(291,513)	(282,956)	6,896
Celestica, Inc. (Canada)	Morgan Stanley	(5,008)	(49,786)	(42,117)	7,343
Ciena Corp.	Morgan Stanley	(16,760)	(736,412)	(677,607)	54,699
Cognex Corp.	Morgan Stanley	(9,253)	(465,293)	(383,537)	78,695
CommScope Holding Co., Inc.	Morgan Stanley	(73,679)	(923,006)	(678,584)	239,270
Corsair Gaming, Inc.	Morgan Stanley	(17,760)	(342,402)	(201,576)	138,929
CTS Corp.	Morgan Stanley	(470)	(19,787)	(19,576)	108
ePlus, Inc.	Morgan Stanley	(864)	(40,789)	(35,891)	4,693
Fabrinet (Cayman Islands)	Morgan Stanley	(1,506)	(145,737)	(143,748)	1,194
Insight Enterprises, Inc.	Morgan Stanley	(4,269)	(410,271)	(351,808)	56,185
Itron, Inc.	Morgan Stanley	(2,335)	(119,032)	(98,327)	20,060
Juniper Networks, Inc.	Morgan Stanley	(7,951)	(232,605)	(207,680)	22,188
Methode Electronics, Inc.	Morgan Stanley	(1,238)	(54,906)	(45,992)	8,406
National Instruments Corp.	Morgan Stanley	(13,903)	(572,561)	(524,699)	30,835
Novanta, Inc. (Canada)	Morgan Stanley	(398)	(68,411)	(46,029)	22,293
OSI Systems, Inc.	Morgan Stanley	(2,180)	(191,007)	(157,091)	33,030
PAR Technology Corp.	Morgan Stanley	(528)	(16,504)	(15,592)	842
Plexus Corp.	Morgan Stanley	(4,184)	(354,194)	(366,351)	(14,131)
Rogers Corp.	Morgan Stanley	(3,058)	(823,810)	(739,669)	80,376
ScanSource, Inc.	Morgan Stanley	(23)	(614)	(607)	30
Stratasys Ltd. (Israel)	Morgan Stanley	(4,917)	(80,835)	(70,854)	9,551
Super Micro Computer, Inc.	Morgan Stanley	(3,005)	(127,446)	(165,485)	(38,731)
TD SYNNEX Corp.	Morgan Stanley	(6,656)	(682,887)	(540,401)	136,345
TTM Technologies, Inc.	Morgan Stanley	(7,287)	(114,320)	(96,043)	17,659
Ubiquiti, Inc.	Morgan Stanley	(1,410)	(408,185)	(413,920)	(9,623)
Viasat, Inc.	Morgan Stanley	(17,631)	(809,681)	(532,985)	272,178
Vontier Corp.	Morgan Stanley	(2,535)	(52,983)	(42,360)	10,348

		(251,747)	(10,064,685)	(8,597,415)	1,390,381

Telecommunication Services
Frontier Communications Parent, Inc.	Morgan Stanley	(21,933)	(565,820)	(513,890)	48,751
Globalstar, Inc.	Morgan Stanley	(210,297)	(335,434)	(334,372)	(1,300)
Gogo, Inc.	Morgan Stanley	(6,414)	(98,908)	(77,738)	20,638
Radius Global Infrastructure, Inc., Class A	Morgan Stanley	(4,898)	(67,464)	(46,139)	20,969
Shenandoah Telecommunications Co.	Morgan Stanley	(4,445)	(156,665)	(75,654)	40,380

		(247,987)	(1,224,291)	(1,047,793)	129,438

Transportation
Air Transport Services Group, Inc.	Morgan Stanley	(3,089)	(76,581)	(74,414)	1,752
Allegiant Travel Co.	Morgan Stanley	(3,311)	(335,909)	(241,637)	92,411
Atlas Air Worldwide Holdings, Inc.	Morgan Stanley	(1,968)	(194,532)	(188,082)	5,382
Canadian Pacific Railway Ltd. (Canada)	Morgan Stanley	(3,203)	(253,034)	(213,704)	38,964
JB Hunt Transport Services, Inc.	Morgan Stanley	(687)	(142,821)	(107,461)	33,964
JetBlue Airways Corp.	Morgan Stanley	(9,089)	(77,302)	(60,260)	16,631
Kirby Corp.	Morgan Stanley	(5,348)	(360,574)	(324,998)	33,576

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Concluded)

September 30, 2022

Total Return Swaps (concluded)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Transportation — (continued)
Lyft, Inc., Class A	Morgan Stanley	(5,109)	$(107,773)	$(67,286)	$39,905
PAM Transportation Services, Inc.	Morgan Stanley	(9)	(278)	(279)	21
SkyWest, Inc.	Morgan Stanley	(7,004)	(229,836)	(113,885)	114,685
Sun Country Airlines Holdings, Inc.	Morgan Stanley	(11,930)	(236,554)	(162,367)	72,883
TFI International, Inc. (Canada)	Morgan Stanley	(485)	(54,529)	(43,883)	10,858
TuSimple Holdings, Inc., Class A	Morgan Stanley	(31,405)	(236,045)	(238,678)	(3,934)
Werner Enterprises, Inc.	Morgan Stanley	(8,212)	(385,144)	(308,771)	70,469

		(90,849)	(2,690,912)	(2,145,705)	527,567

Utilities
Algonquin Power & Utilities Corp. (Canada)	Morgan Stanley	(22,181)	(352,089)	(241,995)	87,705
ALLETE, Inc.	Morgan Stanley	(1,873)	(152,206)	(93,744)	44,862
Alliant Energy Corp.	Morgan Stanley	(5,794)	(341,787)	(307,024)	30,392
American Electric Power Co., Inc.	Morgan Stanley	(1,477)	(146,658)	(127,687)	18,574
Atmos Energy Corp.	Morgan Stanley	(2,580)	(301,102)	(262,773)	37,993
Avangrid, Inc.	Morgan Stanley	(5,761)	(298,016)	(240,234)	34,434
Avista Corp.	Morgan Stanley	(3,743)	(162,960)	(138,678)	18,710
Black Hills Corp.	Morgan Stanley	(2,816)	(222,659)	(190,728)	13,299
Clearway Energy, Inc., Class A	Morgan Stanley	(3,356)	(88,552)	(97,660)	(16,362)
CMS Energy Corp.	Morgan Stanley	(14,937)	(1,033,202)	(869,931)	154,072
Dominion Energy, Inc.	Morgan Stanley	(620)	(54,593)	(42,848)	12,789
Edison International	Morgan Stanley	(1,834)	(124,487)	(103,768)	18,848
Essential Utilities, Inc.	Morgan Stanley	(4,132)	(195,868)	(170,982)	21,981
Evergy, Inc.	Morgan Stanley	(3,516)	(243,071)	(208,850)	26,789
Eversource Energy	Morgan Stanley	(2,689)	(244,289)	(209,634)	24,836
Fortis, Inc. (Canada)	Morgan Stanley	(6,397)	(296,434)	(243,022)	49,985
IDACORP, Inc.	Morgan Stanley	(967)	(104,344)	(95,743)	7,377
New Jersey Resources Corp.	Morgan Stanley	(1,561)	(62,708)	(60,411)	95
Northwest Natural Holding Co.	Morgan Stanley	(3,920)	(207,703)	(170,050)	28,744
NorthWestern Corp.	Morgan Stanley	(3,162)	(218,981)	(155,823)	46,700
OGE Energy Corp.	Morgan Stanley	(12,262)	(494,399)	(447,073)	42,047
ONE Gas, Inc.	Morgan Stanley	(5,613)	(449,071)	(395,099)	44,654
Pinnacle West Capital Corp.	Morgan Stanley	(5,688)	(484,279)	(366,933)	91,238
PNM Resources, Inc.	Morgan Stanley	(1,862)	(91,881)	(85,149)	2,590
Portland General Electric Co.	Morgan Stanley	(6,477)	(326,600)	(281,490)	34,579
PPL Corp.	Morgan Stanley	(25,564)	(741,011)	(648,047)	86,504
SJW Group	Morgan Stanley	(1,858)	(123,855)	(107,021)	12,208
South Jersey Industries, Inc.	Morgan Stanley	(3,710)	(105,283)	(123,988)	(25,126)
Southwest Gas Holdings, Inc.	Morgan Stanley	(4,965)	(426,038)	(346,309)	52,591
Spire, Inc.	Morgan Stanley	(1,390)	(103,269)	(86,639)	11,121
TransAlta Corp. (Canada)	Morgan Stanley	(644)	(5,961)	(5,687)	267
Vistra Corp.	Morgan Stanley	(8,486)	(206,567)	(178,206)	26,307

		(171,835)	(8,409,923)	(7,103,226)	1,040,803

Total Reference Entity — Short			(209,697,872)	(152,294,365)	55,439,187

Net Value of Reference Entity			$(40,088,337)	$8,086,212	$48,968,084

*	Includes $793,535 related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — 93.3%
Automobiles & Components — 1.3%
BorgWarner, Inc.	2,187	$68,672
Ford Motor Co.(a)	30,487	341,454
General Motors Co.(a)	5,244	168,280
Magna International, Inc. (Canada)	4,743	224,913
Modine Manufacturing Co.*	20	259
Thor Industries, Inc.(a)	574	40,168
Visteon Corp.(a)*	145	15,379

		859,125

Capital Goods — 8.6%
3M Co.(a)	1,546	170,833
A.O. Smith Corp.	461	22,395
AAR Corp.*	790	28,298
Advanced Drainage Systems, Inc.	896	111,436
AECOM(a)	743	50,799
AerSale Corp.*	27	501
Altra Industrial Motion Corp.	379	12,742
AMETEK, Inc.	428	48,539
Apogee Enterprises, Inc.	99	3,784
Applied Industrial Technologies, Inc.	258	26,517
Atkore, Inc.(a)*	2,106	163,868
Boise Cascade Co.(a)	2,559	152,158
Builders FirstSource, Inc.(a)*	7,274	428,584
Carlisle Cos., Inc.(a)	506	141,887
Carrier Global Corp.(a)	3,417	121,509
Crane Holdings Co.	668	58,477
Cummins, Inc.(a)	722	146,934
Deere & Co.	264	88,147
Dover Corp.	132	15,389
Emerson Electric Co.	1,050	76,881
Encore Wire Corp.(a)	2,334	269,670
Enerpac Tool Group Corp.	88	1,569
Fortive Corp.(a)	2,076	121,031
General Dynamics Corp.(a)	972	206,229
General Electric Co.(a)	2,254	139,545
GrafTech International Ltd.	472	2,034
Hexcel Corp.(a)	2,875	148,695
Howmet Aerospace, Inc.(a)	5,445	168,414
Hubbell, Inc.(a)	655	146,065
Huntington Ingalls Industries, Inc.	76	16,834
Illinois Tool Works, Inc.	214	38,659
Kennametal, Inc.	2,853	58,715
Lincoln Electric Holdings, Inc.	444	55,820
Lockheed Martin Corp.(a)	470	181,556
Masco Corp.	1,360	63,498
Mueller Industries, Inc.(a)	3,029	180,044
Nordson Corp.(a)	353	74,931

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
NOW, Inc.*	682	$6,854
Otis Worldwide Corp.(a)	2,614	166,773
Owens Corning(a)	627	49,288
Parker-Hannifin Corp.(a)	1,473	356,923
Pentair PLC (Ireland)	3,419	138,914
Rocket Lab USA, Inc.*	11,132	45,307
Rockwell Automation, Inc.	324	69,696
Snap-on, Inc.(a)	249	50,136
Stem, Inc.*	1,334	17,796
Textron, Inc.(a)	2,729	158,992
Trex Co., Inc.(a)*	7,184	315,665
UFP Industries, Inc.	1,635	117,982
Veritiv Corp.*	716	70,003
Wabash National Corp.	568	8,838
Watsco, Inc.	61	15,705
Watts Water Technologies, Inc., Class A(a)	136	17,099
Westinghouse Air Brake Technologies Corp.(a)	1,091	88,753
WW Grainger, Inc.(a)	646	316,017
Zurn Elkay Water Solutions Corp.(a)	1,567	38,391

		5,792,119

Commercial & Professional Services — 2.1%
ASGN, Inc.*	127	11,477
Copart, Inc.(a)*	2,071	220,354
Equifax, Inc.	293	50,229
Exponent, Inc.	214	18,761
Heritage-Crystal Clean, Inc.*	19	562
KBR, Inc.	150	6,483
Kforce, Inc.	270	15,836
Korn Ferry(a)	1,789	83,994
Nielsen Holdings PLC (United Kingdom)	5,665	157,034
Ritchie Bros Auctioneers, Inc. (Canada)	232	14,495
Robert Half International, Inc.(a)	1,685	128,902
Tetra Tech, Inc.(a)	2,207	283,666
Thomson Reuters Corp. (Canada)	902	92,563
TriNet Group, Inc.(a)*	1,040	74,069
Verisk Analytics, Inc.(a)	832	141,881
Waste Management, Inc.(a)	920	147,393

		1,447,699

Consumer Durables & Apparel — 2.2%
Capri Holdings Ltd. (British Virgin Islands)*	983	37,787

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Cavco Industries, Inc.*	307	$63,168
DR Horton, Inc.(a)	1,030	69,371
GoPro, Inc., Class A*	9,569	47,175
Hasbro, Inc.(a)	1,698	114,479
Kontoor Brands, Inc.	825	27,728
Leggett & Platt, Inc.	1,968	65,377
Malibu Boats, Inc., Class A*	207	9,934
Mattel, Inc.*	63	1,193
NIKE, Inc., Class B(a)	1,951	162,167
NVR, Inc.*	4	15,948
PVH Corp.	450	20,160
Skyline Champion Corp.(a)*	1,482	78,353
Sonos, Inc.(a)*	5,322	73,976
Steven Madden Ltd.(a)	2,615	69,742
Tapestry, Inc.(a)	7,070	201,000
Under Armour, Inc., Class C(a)*	15,132	90,187
Vista Outdoor, Inc.(a)*	7,773	189,040
Whirlpool Corp.(a)	969	130,631

		1,467,416

Consumer Services — 3.0%
Adtalem Global Education, Inc.*	1,349	49,171
Airbnb, Inc., Class A*	685	71,952
Bloomin’ Brands, Inc.(a)	4,783	87,672
Booking Holdings, Inc.*	16	26,291
Bright Horizons Family Solutions, Inc.*	1,249	72,005
Cheesecake Factory, Inc. (The)(a)	1,082	31,681
Chipotle Mexican Grill, Inc.*	113	169,812
Dave & Buster’s Entertainment, Inc.(a)*	4,038	125,299
Domino’s Pizza, Inc.(a)	505	156,651
Duolingo, Inc.*	340	32,378
European Wax Center, Inc., Class A	793	14,631
Expedia Group, Inc.*	239	22,392
First Watch Restaurant Group, Inc.*	34	492
Graham Holdings Co., Class B	37	19,905
Grand Canyon Education, Inc.*	171	14,065
Hyatt Hotels Corp., Class A*	1,542	124,840
Kura Sushi USA, Inc., Class A*	14	1,030
McDonald’s Corp.(a)	1,329	306,654
MGM Resorts International(a)	11,090	329,595
Papa John’s International, Inc.	281	19,673
Perdoceo Education Corp.*	365	3,760
Portillo’s, Inc., Class A*	76	1,496
Restaurant Brands International, Inc. (Canada)	193	10,264

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Starbucks Corp.(a)	465	$39,181
Stride, Inc.*	902	37,911
Terminix Global Holdings, Inc.*	419	16,044
Vail Resorts, Inc.(a)	867	186,960
Vivint Smart Home, Inc.*	9	59
Wyndham Hotels & Resorts, Inc.(a)	675	41,411
Yum! Brands, Inc.	8	851

		2,014,126

Diversified Financials — 2.1%
Affiliated Managers Group, Inc.	570	63,754
Berkshire Hathaway, Inc., Class B(a)*	730	194,925
BlackRock, Inc.(a)	457	251,478
Franklin Resources, Inc.(a)	9,018	194,067
Intercontinental Exchange, Inc.(a)	3,283	296,619
Invesco Ltd. (Bermuda)	2,195	30,072
Moody’s Corp.	135	32,820
Nasdaq, Inc.(a)	2,079	117,838
Open Lending Corp., Class A*	3,214	25,841
T Rowe Price Group, Inc.(a)	1,744	183,137

		1,390,551

Energy — 5.7%
Antero Resources Corp.*	5,264	160,710
APA Corp.(a)	495	16,924
Arch Resources, Inc.(a)	446	52,896
Baker Hughes Co.(a)	4,229	88,640
Bristow Group, Inc.*	1	23
Canadian Natural Resources Ltd. (Canada)	1,261	58,725
Cenovus Energy, Inc. (Canada)	4,700	72,239
Cheniere Energy, Inc.	1,128	187,146
Chevron Corp.(a)	1,892	271,824
Comstock Resources, Inc.*	2,216	38,315
ConocoPhillips	15	1,535
CONSOL Energy, Inc.	1,538	98,924
Coterra Energy, Inc.	1	26
Crescent Point Energy Corp. (Canada)	22,107	136,179
CVR Energy, Inc.(a)	3,970	115,051
Denbury, Inc.(a)*	925	79,790
Devon Energy Corp.(a)	2,692	161,870
DHT Holdings, Inc. (Marshall Islands)	6,521	49,299
Diamondback Energy, Inc.	226	27,224
Dril-Quip, Inc.*	1,275	24,888

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Enerplus Corp. (Canada)	464	$6,575
EOG Resources, Inc.(a)	109	12,178
Exxon Mobil Corp.(a)	2,244	195,924
FLEX LNG Ltd. (Bermuda)	1,493	47,283
Halliburton Co.(a)	2,874	70,758
Helmerich & Payne, Inc.(a)	2,936	108,544
Imperial Oil Ltd. (Canada)	1,173	50,756
Kinder Morgan, Inc.	4,803	79,922
Marathon Oil Corp.(a)	2,410	54,418
Marathon Petroleum Corp.(a)	1,236	122,772
Murphy Oil Corp.(a)	560	19,695
Occidental Petroleum Corp.(a)	2,358	144,899
ONEOK, Inc.(a)	1,728	88,543
Pembina Pipeline Corp. (Canada)	4,663	141,615
Phillips 66(a)	942	76,038
Pioneer Natural Resources Co.(a)	1,044	226,057
Range Resources Corp.(a)	6,804	171,869
Suncor Energy, Inc. (Canada)	1,689	47,545
Talos Energy, Inc.*	2,284	38,029
TechnipFMC PLC (United Kingdom)*	11,873	100,446
US Silica Holdings, Inc.*	6,681	73,157
Valaris Ltd. (Bermuda)*	1,195	58,483
Valero Energy Corp.(a)	1,244	132,921
W&T Offshore, Inc.*	12,460	73,016
Weatherford International PLC (Ireland)*	1,468	47,402

		3,831,073

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.(a)	521	246,053
Fresh Market Holdings, Inc. (The), Escrow Shares(b)*	14,027	—
Ingles Markets, Inc., Class A	201	15,921
Kroger Co. (The)	1,325	57,969
Sprouts Farmers Market, Inc.*	517	14,347
Sysco Corp.(a)	1,722	121,763
US Foods Holding Corp.*	1,832	48,438
Walgreens Boots Alliance, Inc.	1,723	54,102
Walmart, Inc.(a)	1,933	250,710
Weis Markets, Inc.	68	4,844

		814,147

Food, Beverage & Tobacco — 4.1%
Altria Group, Inc.(a)	3,225	130,225
Archer-Daniels-Midland Co.(a)	2,383	191,712
Brown-Forman Corp., Class B(a)	811	53,988

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Bunge Ltd. (Bermuda)	157	$12,963
Cal-Maine Foods, Inc.	506	28,129
Campbell Soup Co.	1,105	52,068
Coca-Cola Co. (The)(a)	9,519	533,254
Coca-Cola Consolidated, Inc.	97	39,938
General Mills, Inc.(a)	2,600	199,186
Hershey Co. (The)	97	21,386
Hormel Foods Corp.(a)	4,621	209,978
John B Sanfilippo & Son, Inc.	28	2,120
Kellogg Co.(a)	1,620	112,849
Keurig Dr Pepper, Inc.	1,801	64,512
Kraft Heinz Co. (The)(a)	1,165	38,853
Lamb Weston Holdings, Inc.(a)	2,689	208,075
Molson Coors Beverage Co., Class B	348	16,701
Mondelez International, Inc., Class A(a)	3,796	208,135
PepsiCo, Inc.(a)	1,251	204,238
Philip Morris International, Inc.(a)	1,801	149,501
Pilgrim’s Pride Corp.(a)*	3,243	74,654
Post Holdings, Inc.(a)*	851	69,705
Primo Water Corp. (Canada)	2,021	25,364
TreeHouse Foods, Inc.*	756	32,070
Tyson Foods, Inc., Class A(a)	1,153	76,017
Vector Group Ltd.(a)	2,694	23,734

		2,779,355

Health Care Equipment & Services — 9.1%
Abbott Laboratories(a)	1,902	184,038
ABIOMED, Inc.*	349	85,735
Acadia Healthcare Co., Inc.(a)*	626	48,941
Accolade, Inc.*	80	914
Align Technology, Inc.(a)*	882	182,671
Alignment Healthcare, Inc.*	30	355
Allscripts Healthcare Solutions, Inc.(a)*	11,034	168,048
AmerisourceBergen Corp.(a)	1,070	144,803
Apollo Medical Holdings, Inc.(a)*	646	25,194
Avanos Medical, Inc.*	1,295	28,205
Axonics, Inc.(a)*	3,464	244,004
Becton Dickinson and Co.	64	14,261
Cardinal Health, Inc.(a)	8,807	587,251
Centene Corp.(a)*	6,750	525,217
Chemed Corp.	105	45,839
Cigna Corp.(a)	344	95,450
Cooper Cos., Inc. (The)(a)	912	240,677
CorVel Corp.*	15	2,076

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
CVS Health Corp.(a)	1,044	$99,566
DaVita, Inc.(a)*	721	59,677
DENTSPLY SIRONA, Inc.	1,353	38,358
Dexcom, Inc.*	939	75,627
Edwards Lifesciences Corp.(a)*	2,394	197,816
Elevance Health, Inc.(a)	209	94,936
Encompass Health Corp.	798	36,094
Enovis Corp.*	1,587	73,113
Ensign Group, Inc. (The)	338	26,871
Evolent Health, Inc., Class A*	1,580	56,769
Fulgent Genetics, Inc.(a)*	2,927	111,577
HCA Healthcare, Inc.	375	68,921
Henry Schein, Inc.*	868	57,088
Hologic, Inc.(a)*	2,192	141,428
Humana, Inc.	158	76,660
IDEXX Laboratories, Inc.*	262	85,360
Laboratory Corp. of America Holdings	432	88,478
Lantheus Holdings, Inc.(a)*	3,358	236,168
LivaNova PLC (United Kingdom)*	921	46,759
McKesson Corp.(a)	520	176,732
Meridian Bioscience, Inc.*	615	19,391
Molina Healthcare, Inc.(a)*	421	138,863
Neogen Corp.*	5,684	79,405
NextGen Healthcare, Inc.(a)*	878	15,541
Option Care Health, Inc.*	1,516	47,709
Patterson Cos., Inc.	1,132	27,191
Quest Diagnostics, Inc.(a)	231	28,341
Shockwave Medical, Inc.(a)*	1,446	402,089
Simulations Plus, Inc.	37	1,796
STAAR Surgical Co.*	1,682	118,665
Teleflex, Inc.(a)	554	111,609
UnitedHealth Group, Inc.(a)	348	175,754
Universal Health Services, Inc., Class B	190	16,754
Veeva Systems, Inc., Class A(a)*	975	160,758
ViewRay, Inc.*	17	62
Zimmer Biomet Holdings, Inc.(a)	2,716	283,958

		6,099,563

Household & Personal Products — 1.0%
Church & Dwight Co., Inc.	512	36,577
Colgate-Palmolive Co.(a)	1,851	130,033
Coty, Inc., Class A*	2,025	12,798
elf Beauty, Inc.*	1,600	60,192
Estee Lauder Cos., Inc. (The), Class A(a)	664	143,358

	Number of Shares	Value
COMMON STOCKS — (Continued)
Household & Personal Products — (Continued)
Kimberly-Clark Corp.(a)	1,238	$139,325
Procter & Gamble Co. (The)(a)	852	107,565
Spectrum Brands Holdings, Inc.	1,176	45,899

		675,747

Materials — 7.8%
AdvanSix, Inc.	319	10,240
Air Products and Chemicals, Inc.	285	66,328
Alcoa Corp.(a)	7,184	241,813
Alpha Metallurgical Resources, Inc.(a)	1,600	218,944
Amcor PLC (Jersey)	8,071	86,602
Ashland, Inc.(a)	647	61,446
Avient Corp.(a)	2,660	80,598
Ball Corp.	753	36,385
Barrick Gold Corp. (Canada)	22,712	352,036
Celanese Corp.(a)	1,358	122,682
CF Industries Holdings, Inc.(a)	3,490	335,913
Corteva, Inc.(a)	1,171	66,923
Crown Holdings, Inc.	579	46,916
Dow, Inc.(a)	2,241	98,447
DuPont de Nemours, Inc.(a)	2,526	127,310
Eagle Materials, Inc.(a)	280	30,010
Eastman Chemical Co.(a)	3,713	263,809
Franco-Nevada Corp. (Canada)	1,992	238,004
Freeport-McMoRan, Inc.(a)	2,736	74,775
Ginkgo Bioworks Holdings, Inc.(a)*	26,197	81,735
Greif, Inc., Class A	333	19,837
Hecla Mining Co.	7,524	29,645
Hudbay Minerals, Inc. (Canada)	1,972	7,947
Huntsman Corp.	1,862	45,693
International Paper Co.(a)	3,780	119,826
Kronos Worldwide, Inc.	361	3,372
Linde PLC (Ireland)	494	133,177
Louisiana-Pacific Corp.	436	22,319
LSB Industries, Inc.*	26	371
LyondellBasell Industries NV, Class A (Netherlands)	628	47,276
Martin Marietta Materials, Inc.	153	49,280
Methanex Corp. (Canada)	520	16,572
Mosaic Co. (The)(a)	4,963	239,862
Newmont Corp.(a)	2,130	89,524
Nucor Corp.(a)	1,359	145,399
Nutrien Ltd. (Canada)	626	52,196
Olin Corp.(a)	5,146	220,660
Orla Mining Ltd. (Canada)*	27	88
Packaging Corp. of America	447	50,194

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Pan American Silver Corp. (Canada)	5,815	$92,342
PPG Industries, Inc.(a)	1,251	138,473
Reliance Steel & Aluminum Co.(a)	412	71,857
Royal Gold, Inc.(a)	2,032	190,642
Sealed Air Corp.(a)	1,326	59,020
SSR Mining, Inc. (Canada)	7,650	112,532
Steel Dynamics, Inc.(a)	667	47,324
Summit Materials, Inc., Class A*	842	20,174
Sylvamo Corp.	791	26,815
Teck Resources Ltd., Class B (Canada)	4,146	126,080
TimkenSteel Corp.*	854	12,801
United States Steel Corp.(a)	7,357	133,309
Valhi, Inc.	14	352
Warrior Met Coal, Inc.(a)	2,903	82,561
Westlake Corp.	164	14,248
Westrock Co.(a)	3,328	102,802
Yamana Gold, Inc. (Canada)	15,870	71,891

		5,237,377

Media & Entertainment — 6.3%
Activision Blizzard, Inc.(a)	1,675	124,520
Alphabet, Inc., Class A(a)*	8,740	835,981
Bumble, Inc., Class A(a)*	7,115	152,901
Charter Communications, Inc., Class A(a)*	383	116,183
Cinemark Holdings, Inc.(a)*	12,256	148,420
Comcast Corp., Class A(a)	3,614	105,999
Electronic Arts, Inc.(a)	1,017	117,677
Fox Corp., Class A	4,511	138,397
Interpublic Group of Cos., Inc. (The)(a)	1,972	50,483
Live Nation Entertainment, Inc.*	914	69,501
Madison Square Garden Sports Corp.*	595	81,313
Match Group, Inc.(a)*	2,629	125,535
Meta Platforms, Inc., Class A(a)*	3,230	438,246
Netflix, Inc.(a)*	1,055	248,389
News Corp., Class A(a)	7,511	113,491
Omnicom Group, Inc.	675	42,586
Paramount Global, Class B	1,280	24,371
PubMatic, Inc., Class A(a)*	1,718	28,570
Shutterstock, Inc.	903	45,304
TEGNA, Inc.	1,295	26,781
TripAdvisor, Inc.(a)*	12,255	270,590
Twitter, Inc.(a)*	3,091	135,509

	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
Walt Disney Co. (The)(a)*	7,098	$669,554
Warner Music Group Corp., Class A	127	2,948
Ziff Davis, Inc.(a)*	229	15,682
ZipRecruiter, Inc., Class A*	1,420	23,430
ZoomInfo Technologies, Inc.*	1,251	52,117

		4,204,478

Pharmaceuticals, Biotechnology & Life Sciences — 6.1%
Aerie Pharmaceuticals, Inc.*	643	9,729
Akero Therapeutics, Inc.*	51	1,737
Amphastar Pharmaceuticals, Inc.*	1,300	36,530
Apellis Pharmaceuticals, Inc.*	161	10,996
Avantor, Inc.(a)*	2,151	42,160
Bio-Rad Laboratories, Inc., Class A*	31	12,931
Bio-Techne Corp.(a)	105	29,820
Bristol-Myers Squibb Co.(a)	3,824	271,848
Catalyst Pharmaceuticals, Inc.*	3,104	39,824
Corcept Therapeutics, Inc.*	1,022	26,204
Deciphera Pharmaceuticals, Inc.*	640	11,840
Dynavax Technologies Corp.*	4,606	48,087
Elanco Animal Health, Inc.(a)*	17,826	221,221
Exelixis, Inc.*	258	4,045
Global Blood Therapeutics, Inc.*	377	25,674
Illumina, Inc.(a)*	664	126,685
Innoviva, Inc.*	911	10,577
IQVIA Holdings, Inc.*	215	38,945
Ironwood Pharmaceuticals, Inc.*	4,890	50,660
Johnson & Johnson(a)	1,237	202,076
Karuna Therapeutics, Inc.*	126	28,341
Maravai LifeSciences Holdings, Inc., Class A(a)*	8,366	213,584
Merck & Co., Inc.(a)	2,344	201,865
Mettler-Toledo International, Inc.(a)*	150	162,618
Moderna, Inc.(a)*	4,476	529,287
Morphic Holding, Inc.*	163	4,613
Myovant Sciences Ltd. (Bermuda)*	792	14,224
PerkinElmer, Inc.	457	54,991
Pfizer, Inc.(a)	5,332	233,328
Pliant Therapeutics, Inc.*	11	230
Prestige Consumer Healthcare, Inc.*	135	6,727
QIAGEN N.V. (Netherlands)*	895	36,946
Repligen Corp.*	98	18,337
Sarepta Therapeutics, Inc.*	1,169	129,221
SIGA Technologies, Inc.(a)	27,011	278,213
Vertex Pharmaceuticals, Inc.(a)*	196	56,750
Viatris, Inc.(a)	47,219	402,306

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Vir Biotechnology, Inc.*	3,776	$72,801
West Pharmaceutical Services, Inc.(a)	1,170	287,914
Zoetis, Inc.	808	119,818

		4,073,703

Retailing — 4.9%
Academy Sports & Outdoors, Inc.	221	9,322
Amazon.com, Inc.(a)*	3,875	437,875
Arhaus, Inc.*	117	825
AutoNation, Inc.(a)*	317	32,293
AutoZone, Inc.(a)*	116	248,464
Bath & Body Works, Inc.(a)	5,104	166,390
Best Buy Co., Inc.	94	5,954
Buckle, Inc. (The)	2,862	90,611
Dillard’s, Inc., Class A	171	46,642
eBay, Inc.(a)	3,141	115,620
Etsy, Inc.*	647	64,784
Group 1 Automotive, Inc.(a)	665	95,009
Home Depot, Inc. (The)(a)	491	135,487
LKQ Corp.(a)	5,553	261,824
Lowe’s Cos., Inc.(a)	850	159,639
MarineMax, Inc.*	1,608	47,902
Monro, Inc.	52	2,260
Murphy USA, Inc.(a)	686	188,588
Nordstrom, Inc.(a)	8,522	142,573
ODP Corp. (The)*	1,823	64,078
Overstock.com, Inc.(a)*	6,378	155,304
Penske Automotive Group, Inc.(a)	305	30,021
Ross Stores, Inc.(a)	2,427	204,523
Signet Jewelers Ltd. (Bermuda)	850	48,612
Target Corp.(a)	1,516	224,959
TJX Cos., Inc. (The)(a)	402	24,972
Ulta Beauty, Inc.(a)*	518	207,816
Warby Parker, Inc., Class A*	897	11,966
Williams-Sonoma, Inc.	450	53,033

		3,277,346

Semiconductors & Semiconductor Equipment — 5.3%
Alpha & Omega Semiconductor Ltd. (Bermuda)*	1,094	33,652
Applied Materials, Inc.(a)	1,831	150,014
Axcelis Technologies, Inc.(a)*	2,604	157,698
Broadcom, Inc.(a)	726	322,351
Diodes, Inc.*	275	17,850
Enphase Energy, Inc.(a)*	509	141,232

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
GLOBALFOUNDRIES, Inc. (Cayman Islands)*	702	$33,942
Lam Research Corp.	139	50,874
Lattice Semiconductor Corp.(a)*	2,023	99,552
MaxLinear, Inc.(a)*	4,589	149,693
Microchip Technology, Inc.(a)	3,047	185,958
Micron Technology, Inc.(a)	5,339	267,484
Monolithic Power Systems, Inc.(a)	556	202,050
NVIDIA Corp.	1,097	133,165
NXP Semiconductors NV (Netherlands)	1,019	150,313
ON Semiconductor Corp.*	688	42,883
Onto Innovation, Inc.*	705	45,155
Photronics, Inc.*	5,353	78,261
Power Integrations, Inc.(a)	1,406	90,434
Qorvo, Inc.(a)*	1,908	151,514
QUALCOMM, Inc.(a)	1,619	182,915
Rambus, Inc.(a)*	4,792	121,813
Semtech Corp.(a)*	3,952	116,228
Silicon Laboratories, Inc.(a)*	2,578	318,228
Synaptics, Inc.(a)*	2,285	226,238
Teradyne, Inc.	285	21,418
Universal Display Corp.	894	84,349

		3,575,264

Software & Services — 11.9%
Accenture PLC, Class A (Ireland)	1,794	461,596
Adobe, Inc.(a)*	2,299	632,685
Akamai Technologies, Inc.(a)*	2,971	238,631
Amdocs Ltd. (Guernsey)	318	25,265
ANSYS, Inc.*	323	71,609
Autodesk, Inc.(a)*	1,868	348,942
Automatic Data Processing, Inc.(a)	961	217,369
Bentley Systems, Inc., Class B	1,644	50,290
Bill.com Holdings, Inc.*	362	47,918
BlackBerry Ltd. (Canada)*	13,990	65,753
Box, Inc., Class A(a)*	2,135	52,073
Cadence Design Systems, Inc.(a)*	670	109,498
Ceridian HCM Holding, Inc.(a)*	4,415	246,710
CGI, Inc. (Canada)*	188	14,145
Concentrix Corp.	57	6,363
Datadog, Inc., Class A*	465	41,283
Descartes Systems Group, Inc. (The) (Canada)*	447	28,398
Dropbox, Inc., Class A(a)*	11,100	229,992
DXC Technology Co.(a)*	3,642	89,156

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Elastic NV (Netherlands)*	1,335	$95,773
Euronet Worldwide, Inc.*	1,311	99,321
EverCommerce, Inc.*	6	66
FleetCor Technologies, Inc.*	155	27,306
Gartner, Inc.(a)*	370	102,375
Global Payments, Inc.	659	71,205
GoDaddy, Inc., Class A(a)*	1,376	97,531
HubSpot, Inc.*	174	47,001
InterDigital, Inc.	1,523	61,560
Jack Henry & Associates, Inc.	30	5,468
Kyndryl Holdings, Inc.*	267	2,208
Manhattan Associates, Inc.(a)*	475	63,189
Mastercard, Inc., Class A(a)	938	266,711
Microsoft Corp.(a)	1,819	423,645
Model N, Inc.*	122	4,176
NCR Corp.(a)*	7,578	144,058
New Relic, Inc.*	296	16,984
NortonLifeLock, Inc.(a)	3,155	63,542
Nutanix, Inc., Class A*	5,946	123,855
Open Text Corp. (Canada)	1,483	39,211
Paychex, Inc.(a)	1,638	183,800
Paycom Software, Inc.(a)*	748	246,832
Paycor HCM, Inc.*	11	325
Paylocity Holding Corp.*	149	35,995
Payoneer Global, Inc.*	60	363
PayPal Holdings, Inc.(a)*	3,508	301,934
Procore Technologies, Inc.*	177	8,758
Progress Software Corp.	514	21,871
PTC, Inc.(a)*	305	31,903
Roper Technologies, Inc.(a)	512	184,136
Sabre Corp.*	4,534	23,350
Salesforce, Inc.(a)*	1,520	218,637
ServiceNow, Inc.(a)*	701	264,705
Shift4 Payments, Inc., Class A(a)*	4,395	196,061
Snowflake, Inc., Class A(a)*	2,948	501,042
Sprout Social, Inc., Class A*	75	4,551
SPS Commerce, Inc.*	150	18,634
Synopsys, Inc.(a)*	434	132,591
Teradata Corp.(a)*	565	17,549
Trade Desk, Inc. (The), Class A(a)*	3,514	209,961
VeriSign, Inc.(a)*	1,328	230,674
Verra Mobility Corp.*	4,469	68,689
Visa, Inc., Class A	377	66,974
Zscaler, Inc.(a)*	1,717	282,223

		7,984,419

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — 5.1%
Amphenol Corp., Class A(a)	3,415	$228,668
Apple, Inc.(a)	4,766	658,661
Avnet, Inc.(a)	4,252	153,582
CDW Corp.(a)	859	134,073
Cisco Systems, Inc.(a)	13,533	541,320
Coherent Corp.*	3,295	114,831
Corning, Inc.(a)	2,038	59,143
Dell Technologies, Inc., Class C(a)	1,394	47,633
Extreme Networks, Inc.*	2,501	32,688
F5, Inc.(a)*	1,335	193,215
Hewlett Packard Enterprise Co.(a)	13,986	167,552
HP, Inc.(a)	7,115	177,306
IonQ, Inc.*	13,194	66,894
Keysight Technologies, Inc.(a)*	176	27,695
Knowles Corp.*	1,331	16,198
Lumentum Holdings, Inc.*	1,030	70,627
NetApp, Inc.(a)	1,295	80,096
NetScout Systems, Inc.*	857	26,841
Pure Storage, Inc., Class A(a)*	4,702	128,694
Sanmina Corp.*	535	24,653
Seagate Technology Holdings PLC (Ireland)	529	28,159
TE Connectivity Ltd. (Switzerland)	1,565	172,713
Trimble, Inc.(a)*	2,393	129,868
Vishay Intertechnology, Inc.(a)	1,092	19,427
Western Digital Corp.*	1,106	36,000
Zebra Technologies Corp., Class A(a)*	448	117,380

		3,453,917

Telecommunication Services — 1.0%
AT&T, Inc.(a)	6,844	104,987
BCE, Inc. (Canada)	2,138	89,668
EchoStar Corp., Class A*	1,507	24,820
Iridium Communications, Inc.*	605	26,844
Lumen Technologies, Inc.(a)	3,964	28,858
TELUS Corp. (Canada)	1,899	37,714
T-Mobile US, Inc.(a)*	1,399	187,704
Verizon Communications, Inc.(a)	3,755	142,577

		643,172

Transportation — 2.8%
American Airlines Group, Inc.*	790	9,512
ArcBest Corp.(a)	865	62,912
CSX Corp.(a)	3,747	99,820
Expeditors International of Washington, Inc.(a)	1,535	135,556

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
FedEx Corp.(a)	1,425	$211,570
Forward Air Corp.	289	26,085
Golden Ocean Group Ltd. (Bermuda)	11,737	87,675
GXO Logistics, Inc.(a)*	988	34,639
Hub Group, Inc., Class A*	632	43,595
Knight-Swift Transportation Holdings, Inc.	1,110	54,312
Landstar System, Inc.	129	18,624
Matson, Inc.(a)	1,477	90,865
Norfolk Southern Corp.	371	77,780
Old Dominion Freight Line, Inc.(a)	921	229,117
Ryder System, Inc.	182	13,739
Saia, Inc.(a)*	623	118,370
Schneider National, Inc., Class B	30	609
Southwest Airlines Co.(a)*	7,466	230,251
Uber Technologies, Inc.*	4,277	113,341
Union Pacific Corp.(a)	631	122,931
United Parcel Service, Inc., Class B	403	65,101
XPO Logistics, Inc.(a)*	1,171	52,133

		1,898,537

Utilities — 1.7%
AES Corp. (The)	2,274	51,392
American States Water Co.	178	13,875
American Water Works Co., Inc.	100	13,016
Consolidated Edison, Inc.(a)	154	13,207
Constellation Energy Corp.(a)	2,028	168,709
DTE Energy Co.(a)	733	84,332
Exelon Corp.(a)	5,168	193,593
MGE Energy, Inc.	20	1,313
National Fuel Gas Co.	1,433	88,201
NRG Energy, Inc.(a)	4,940	189,054
Otter Tail Corp.	828	50,939

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
Public Service Enterprise Group, Inc.(a)	2,113	$118,814
Southern Co. (The)(a)	1,870	127,160

		1,113,605

TOTAL COMMON STOCKS (Cost $67,463,294)		62,632,739

OTHER ASSETS IN EXCESS OF LIABILITIES - 6.7%		4,501,547

NET ASSETS - 100.0%		$67,134,286

(a)	Security position is either entirely or partially designated as collateral for total return swaps. (See Note 1 of the Notes to Financial Statements)
(b)	Security is fair valued by the Adviser in accordance with the policies established by the Board of Trustees.
*	Non-income producing.

PLC   Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Over-the-counter total return swaps outstanding as of September 30, 2022

The Fund maintains a portfolio of long and short positions and receives/pays a rebate based upon the Fed Funds 1-Day Rate less a specified spread as negotiated by the parties. The notional gain or loss, dividends payable and rebates are payable the earlier of maturity of the swaps or upon termination. The portfolio matures between August 29, 2025 and July 8, 2027, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The cash amounts payable/receivable due to individual contracts being closed are settled, on a net basis, once a week. The value of total return swaps represents (68.4)% of net assets as of September 30, 2022.

The following table represents the individual long and short positions and related values of total return swaps as of September 30, 2022:

Total Return Swaps

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Long
Automobiles & Components
BorgWarner, Inc.	Morgan Stanley	583	$22,283	$18,306	$(3,470)
Ford Motor Co.	Morgan Stanley	8,331	110,504	93,307	(14,189)
General Motors Co.	Morgan Stanley	1,890	79,959	60,650	(17,657)
Magna International, Inc. (Canada)	Morgan Stanley	1,289	77,466	61,124	(14,705)
Modine Manufacturing Co.	Morgan Stanley	6	79	78	1
Thor Industries, Inc.	Morgan Stanley	155	11,530	10,847	(402)
Visteon Corp.	Morgan Stanley	37	3,535	3,924	456

		12,291	305,356	248,236	(49,966)

Capital Goods
3M Co.	Morgan Stanley	427	54,594	47,184	(7,519)
A O Smith Corp.	Morgan Stanley	524	28,125	25,456	(1,370)
AAR Corp.	Morgan Stanley	210	8,768	7,511	(1,148)
Advanced Drainage Systems, Inc.	Morgan Stanley	245	31,658	30,471	(599)
AECOM	Morgan Stanley	150	9,621	10,256	842
AerSale Corp.	Morgan Stanley	10	188	185	2
Altra Industrial Motion Corp.	Morgan Stanley	104	4,225	3,496	(641)
AMETEK, Inc.	Morgan Stanley	117	13,024	13,269	553
Apogee Enterprises, Inc.	Morgan Stanley	246	5,599	9,402	4,296
Applied Industrial Technologies, Inc.	Morgan Stanley	65	6,146	6,681	669
Atkore, Inc.	Morgan Stanley	311	25,422	24,199	(881)
Boise Cascade Co.	Morgan Stanley	416	24,716	24,735	1,461
Builders FirstSource, Inc.	Morgan Stanley	1,890	124,014	111,359	(11,903)
Carlisle Cos., Inc.	Morgan Stanley	120	29,494	33,649	4,731
Carrier Global Corp.	Morgan Stanley	900	34,617	32,004	(1,829)
Crane Holdings Co.	Morgan Stanley	176	17,535	15,407	(1,763)
Cummins, Inc.	Morgan Stanley	180	36,889	36,632	946
Deere & Co.	Morgan Stanley	66	24,029	22,037	(1,460)
Dover Corp.	Morgan Stanley	32	3,840	3,731	(38)
Emerson Electric Co.	Morgan Stanley	279	21,062	20,428	(185)
Encore Wire Corp.	Morgan Stanley	634	74,301	73,252	220
Enerpac Tool Group Corp.	Morgan Stanley	26	443	464	29
Fortive Corp.	Morgan Stanley	561	30,308	32,706	3,001
General Dynamics Corp.	Morgan Stanley	238	50,255	50,496	1,840
General Electric Co.	Morgan Stanley	601	43,007	37,208	(4,922)
GrafTech International Ltd.	Morgan Stanley	130	559	560	12

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
Hexcel Corp.	Morgan Stanley	806	$47,815	$41,686	$(5,217)
Howmet Aerospace, Inc.	Morgan Stanley	1,521	53,068	47,045	(5,037)
Hubbell, Inc.	Morgan Stanley	181	33,079	40,363	8,504
Huntington Ingalls Industries, Inc.	Morgan Stanley	22	5,129	4,873	(160)
Illinois Tool Works, Inc.	Morgan Stanley	64	11,664	11,562	197
Kennametal, Inc.	Morgan Stanley	772	19,090	15,888	(2,824)
Lincoln Electric Holdings, Inc.	Morgan Stanley	118	15,842	14,835	(651)
Lockheed Martin Corp.	Morgan Stanley	126	47,671	48,673	2,623
Masco Corp.	Morgan Stanley	367	19,824	17,135	(2,224)
Mueller Industries, Inc.	Morgan Stanley	830	47,261	49,335	3,345
Nordson Corp.	Morgan Stanley	101	21,727	21,439	279
NOW, Inc.	Morgan Stanley	185	1,565	1,859	325
Otis Worldwide Corp.	Morgan Stanley	716	48,645	45,681	(1,956)
Owens Corning	Morgan Stanley	182	13,686	14,307	1,012
Parker-Hannifin Corp.	Morgan Stanley	413	109,964	100,074	(8,914)
Pentair PLC (Ireland)	Morgan Stanley	931	40,999	37,827	(2,411)
Rocket Lab USA, Inc.	Morgan Stanley	3,068	16,094	12,487	(3,308)
Rockwell Automation, Inc.	Morgan Stanley	89	21,122	19,145	(1,584)
Snap-on, Inc.	Morgan Stanley	41	8,340	8,255	430
Stem, Inc.	Morgan Stanley	366	5,892	4,882	(903)
Textron, Inc.	Morgan Stanley	751	44,795	43,753	(213)
Trex Co., Inc.	Morgan Stanley	1,975	115,424	86,782	(27,439)
UFP Industries, Inc.	Morgan Stanley	450	37,040	32,472	(3,815)
Veritiv Corp.	Morgan Stanley	211	24,315	20,629	(3,233)
Wabash National Corp.	Morgan Stanley	192	3,279	2,988	(230)
Watsco, Inc.	Morgan Stanley	18	4,793	4,634	(99)
Watts Water Technologies, Inc., Class A	Morgan Stanley	4	470	503	49
Westinghouse Air Brake Technologies Corp.	Morgan Stanley	301	26,011	24,486	(1,004)
WW Grainger, Inc.	Morgan Stanley	169	81,464	82,673	2,862
Zurn Elkay Water Solutions Corp.	Morgan Stanley	429	13,440	10,511	(2,630)

		24,057	1,641,947	1,539,560	(69,882)

Commercial & Professional Services
ASGN, Inc.	Morgan Stanley	32	3,014	2,892	(92)
Copart, Inc.	Morgan Stanley	560	61,885	59,584	(1,265)
Equifax, Inc.	Morgan Stanley	79	15,092	13,543	(1,251)
Exponent, Inc.	Morgan Stanley	60	5,527	5,260	(160)
Heritage-Crystal Clean, Inc.	Morgan Stanley	5	148	148	3
KBR, Inc.	Morgan Stanley	42	1,806	1,815	43
Kforce, Inc.	Morgan Stanley	78	5,119	4,575	(461)
Korn Ferry	Morgan Stanley	476	30,422	22,348	(7,340)
Nielsen Holdings PLC (United Kingdom)	Morgan Stanley	1,575	32,276	43,659	12,821
Ritchie Bros Auctioneers, Inc. (Canada)	Morgan Stanley	69	3,983	4,311	434
Robert Half International, Inc.	Morgan Stanley	445	35,904	34,043	(911)
Tetra Tech, Inc.	Morgan Stanley	611	85,990	78,532	(5,796)
Thomson Reuters Corp. (Canada)	Morgan Stanley	248	26,636	25,450	(692)
TriNet Group, Inc.	Morgan Stanley	286	22,885	20,369	(2,091)
Verisk Analytics, Inc.	Morgan Stanley	227	38,892	38,710	621
Waste Management, Inc.	Morgan Stanley	263	37,572	42,135	5,604

		5,056	407,151	397,374	(533)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Durables & Apparel
Capri Holdings Ltd. (British Virgin Islands)	Morgan Stanley	271	$10,611	$10,417	$3
Cavco Industries, Inc.	Morgan Stanley	78	17,944	16,049	(1,561)
DR Horton, Inc.	Morgan Stanley	195	14,223	13,133	(755)
GoPro, Inc., Class A	Morgan Stanley	2,858	20,999	14,090	(6,519)
Hasbro, Inc.	Morgan Stanley	427	33,623	28,788	(4,013)
Kontoor Brands, Inc.	Morgan Stanley	235	8,685	7,898	(571)
Leggett & Platt, Inc.	Morgan Stanley	545	22,129	18,105	(3,398)
Malibu Boats, Inc., Class A	Morgan Stanley	50	2,786	2,400	(335)
Mattel, Inc.	Morgan Stanley	16	291	303	18
NIKE, Inc., Class B	Morgan Stanley	534	56,980	44,386	(11,367)
PVH Corp.	Morgan Stanley	133	7,938	5,958	(1,878)
Skyline Champion Corp.	Morgan Stanley	421	21,157	22,258	1,405
Sonos, Inc.	Morgan Stanley	1,504	30,158	20,906	(8,692)
Steven Madden Ltd.	Morgan Stanley	2,171	53,108	57,901	7,986
Tapestry, Inc.	Morgan Stanley	1,973	62,279	56,092	(4,649)
Under Armour, Inc., Class C	Morgan Stanley	4,173	32,228	24,871	(6,791)
Vista Outdoor, Inc.	Morgan Stanley	2,156	71,229	52,434	(17,472)
Whirlpool Corp.	Morgan Stanley	271	43,448	36,534	(5,687)

		18,011	509,816	432,523	(64,276)

Consumer Services
Adtalem Global Education, Inc.	Morgan Stanley	430	15,534	15,674	428
Airbnb, Inc., Class A	Morgan Stanley	188	19,534	19,748	577
Bloomin’ Brands, Inc.	Morgan Stanley	1,290	21,645	23,646	2,585
Booking Holdings, Inc.	Morgan Stanley	3	5,417	4,930	(386)
Bright Horizons Family Solutions, Inc.	Morgan Stanley	331	24,838	19,082	(5,294)
Cheesecake Factory, Inc. (The)	Morgan Stanley	295	7,938	8,638	955
Chipotle Mexican Grill, Inc.	Morgan Stanley	31	47,754	46,586	(281)
Dave & Buster’s Entertainment, Inc.	Morgan Stanley	1,120	36,721	34,754	(1,411)
Domino’s Pizza, Inc.	Morgan Stanley	134	45,688	41,567	(3,244)
Duolingo, Inc.	Morgan Stanley	93	8,839	8,856	182
European Wax Center, Inc., Class A	Morgan Stanley	201	4,141	3,708	(355)
Expedia Group, Inc.	Morgan Stanley	76	7,384	7,120	(138)
First Watch Restaurant Group, Inc.	Morgan Stanley	12	179	174	(1)
Graham Holdings Co., Class B	Morgan Stanley	2	1,083	1,076	17
Grand Canyon Education, Inc.	Morgan Stanley	44	3,830	3,619	(152)
Hyatt Hotels Corp., Class A.	Morgan Stanley	421	37,185	34,084	(2,410)
Kura Sushi USA, Inc., Class A	Morgan Stanley	3	218	221	8
McDonald’s Corp.	Morgan Stanley	366	89,202	84,451	(2,671)
MGM Resorts International	Morgan Stanley	3,056	98,423	90,824	(5,762)
Papa John’s International, Inc.	Morgan Stanley	76	5,694	5,321	(267)
Perdoceo Education Corp.	Morgan Stanley	102	1,064	1,051	7
Portillo’s, Inc., Class A	Morgan Stanley	21	423	413	(1)
Restaurant Brands International, Inc. (Canada)	Morgan Stanley	70	4,120	3,723	(333)
Starbucks Corp.	Morgan Stanley	136	9,730	11,459	3,208
Stride, Inc.	Morgan Stanley	238	8,639	10,003	1,522
Terminix Global Holdings, Inc.	Morgan Stanley	114	4,343	4,365	103
Vail Resorts, Inc.	Morgan Stanley	231	50,201	49,813	457
Vivint Smart Home, Inc.	Morgan Stanley	1	7	7	—

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Services — (continued)
Wyndham Hotels & Resorts, Inc.	Morgan Stanley	173	$11,679	$10,614	$(771)
Yum! Brands, Inc.	Morgan Stanley	2	215	213	2

		9,260	571,668	545,740	(13,426)

Diversified Financials
Affiliated Managers Group, Inc.	Morgan Stanley	125	15,029	13,981	(767)
Berkshire Hathaway, Inc., Class B	Morgan Stanley	407	99,342	108,677	11,180
BlackRock, Inc.	Morgan Stanley	122	72,390	67,134	(3,675)
Franklin Resources, Inc.	Morgan Stanley	2,256	55,656	48,549	(4,989)
Intercontinental Exchange, Inc.	Morgan Stanley	902	90,757	81,496	(7,187)
Invesco Ltd. (Bermuda)	Morgan Stanley	604	12,543	8,275	(3,753)
Moody’s Corp.	Morgan Stanley	36	9,282	8,752	(356)
Nasdaq, Inc.	Morgan Stanley	527	27,649	29,870	3,103
Open Lending Corp., Class A	Morgan Stanley	873	9,769	7,019	(2,568)
T Rowe Price Group, Inc.	Morgan Stanley	481	54,807	50,510	(2,282)

		6,333	447,224	424,263	(11,294)

Energy
Antero Resources Corp.	Morgan Stanley	1,386	48,308	42,315	(5,096)
APA Corp.	Morgan Stanley	95	3,048	3,248	295
Arch Resources, Inc.	Morgan Stanley	104	13,547	12,334	(244)
Baker Hughes Co.	Morgan Stanley	1,206	29,816	25,278	(3,673)
Bristow Group, Inc.	Morgan Stanley	2	47	47	1
Canadian Natural Resources Ltd. (Canada)	Morgan Stanley	352	17,686	16,393	(423)
Cenovus Energy, Inc. (Canada)	Morgan Stanley	1,330	24,767	20,442	(3,774)
Cheniere Energy, Inc.	Morgan Stanley	311	39,443	51,598	14,222
Chevron Corp.	Morgan Stanley	445	62,538	63,933	3,402
Comstock Resources, Inc.	Morgan Stanley	626	4,946	10,824	5,970
ConocoPhillips	Morgan Stanley	3	309	307	4
CONSOL Energy, Inc.	Morgan Stanley	409	28,003	26,307	(1,116)
Crescent Point Energy Corp. (Canada)	Morgan Stanley	5,880	42,191	36,221	(5,033)
CVR Energy, Inc.	Morgan Stanley	1,092	35,486	31,646	(249)
Denbury, Inc.	Morgan Stanley	267	17,573	23,031	5,905
Devon Energy Corp.	Morgan Stanley	730	43,895	43,895	1,048
DHT Holdings, Inc.	Morgan Stanley	1,722	13,492	13,018	(201)
Diamondback Energy, Inc.	Morgan Stanley	62	7,136	7,469	465
Dril-Quip, Inc.	Morgan Stanley	342	10,817	6,676	(3,940)
Enerplus Corp. (Canada)	Morgan Stanley	128	1,723	1,814	50
EOG Resources, Inc.	Morgan Stanley	17	1,395	1,899	719
Exxon Mobil Corp.	Morgan Stanley	703	56,455	61,379	7,622
FLEX LNG Ltd. (Bermuda)	Morgan Stanley	398	12,395	12,605	755
Halliburton Co.	Morgan Stanley	626	15,488	15,412	285
Helmerich & Payne, Inc.	Morgan Stanley	805	25,468	29,761	5,152
Imperial Oil Ltd. (Canada)	Morgan Stanley	285	10,727	12,332	1,997
Kinder Morgan, Inc.	Morgan Stanley	1,230	21,850	20,467	(997)
Marathon Oil Corp.	Morgan Stanley	624	11,155	14,090	3,262
Marathon Petroleum Corp.	Morgan Stanley	370	28,382	36,752	9,666
Murphy Oil Corp.	Morgan Stanley	201	5,167	7,069	2,114
Occidental Petroleum Corp.	Morgan Stanley	671	28,806	41,233	13,170
ONEOK, Inc.	Morgan Stanley	520	30,140	26,645	(1,601)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Energy — (continued)
Pembina Pipeline Corp. (Canada)	Morgan Stanley	1,273	$46,740	$38,661	$(6,551)
Phillips 66	Morgan Stanley	261	19,967	21,068	2,005
Pioneer Natural Resources Co.	Morgan Stanley	292	68,395	63,227	(2,188)
Range Resources Corp.	Morgan Stanley	1,848	58,001	46,680	(10,112)
Suncor Energy, Inc. (Canada)	Morgan Stanley	430	11,075	12,105	1,648
Talos Energy, Inc.	Morgan Stanley	663	10,872	11,039	369
TechnipFMC PLC (United Kingdom)	Morgan Stanley	3,240	26,072	27,410	1,823
US Silica Holdings, Inc.	Morgan Stanley	1,836	26,126	20,104	(5,537)
Valaris Ltd. (Bermuda)	Morgan Stanley	338	16,478	16,542	370
Valero Energy Corp.	Morgan Stanley	351	30,726	37,504	8,046
W&T Offshore, Inc.	Morgan Stanley	3,326	21,838	19,490	(1,942)
Weatherford International PLC (Ireland)	Morgan Stanley	419	8,183	13,530	5,553

		37,219	1,036,672	1,043,800	43,241

Food & Staples Retailing
Costco Wholesale Corp.	Morgan Stanley	109	50,722	51,477	957
Ingles Markets, Inc., Class A	Morgan Stanley	75	6,483	5,941	(403)
Kroger Co. (The)	Morgan Stanley	381	17,491	16,669	(248)
Sprouts Farmers Market, Inc.	Morgan Stanley	139	3,058	3,857	857
Sysco Corp.	Morgan Stanley	476	38,611	33,658	(4,058)
US Foods Holding Corp.	Morgan Stanley	496	15,007	13,114	(1,613)
Walgreens Boots Alliance, Inc.	Morgan Stanley	645	25,921	20,253	(4,037)
Walmart, Inc.	Morgan Stanley	521	64,697	67,574	4,341
Weis Markets, Inc.	Morgan Stanley	255	12,791	18,166	6,236

		3,097	234,781	230,709	2,032

Food, Beverage & Tobacco
Altria Group, Inc.	Morgan Stanley	895	39,373	36,140	(1,449)
Archer-Daniels-Midland Co.	Morgan Stanley	579	42,715	46,581	5,124
Brown-Forman Corp., Class B	Morgan Stanley	212	13,676	14,113	769
Bunge Ltd. (Bermuda)	Morgan Stanley	39	3,314	3,220	(4)
Cal-Maine Foods, Inc.	Morgan Stanley	139	8,231	7,727	(351)
Campbell Soup Co.	Morgan Stanley	317	15,325	14,937	(161)
Coca-Cola Co. (The)	Morgan Stanley	2,614	153,422	146,436	(2,529)
Coca-Cola Consolidated, Inc.	Morgan Stanley	91	28,388	37,467	9,709
General Mills, Inc.	Morgan Stanley	726	51,936	55,619	5,212
Hershey Co. (The)	Morgan Stanley	29	6,097	6,394	729
Hormel Foods Corp.	Morgan Stanley	1,273	59,377	57,845	(521)
John B Sanfilippo & Son, Inc.	Morgan Stanley	7	536	530	4
Kellogg Co.	Morgan Stanley	452	31,517	31,486	952
Keurig Dr Pepper, Inc.	Morgan Stanley	509	18,854	18,232	(137)
Kraft Heinz Co. (The)	Morgan Stanley	383	13,185	12,773	276
Lamb Weston Holdings, Inc.	Morgan Stanley	744	59,770	57,571	(1,289)
Molson Coors Beverage Co., Class B	Morgan Stanley	98	4,304	4,703	645
Mondelez International, Inc., Class A	Morgan Stanley	1,035	62,962	56,749	(5,125)
PepsiCo, Inc.	Morgan Stanley	350	56,946	57,141	1,742
Philip Morris International, Inc.	Morgan Stanley	498	44,783	41,339	(1,763)
Pilgrim’s Pride Corp.	Morgan Stanley	878	25,561	20,212	(4,888)
Post Holdings, Inc.	Morgan Stanley	235	18,349	19,249	1,255
Primo Water Corp. (Canada)	Morgan Stanley	550	7,474	6,903	(425)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Food, Beverage & Tobacco — (continued)
TreeHouse Foods, Inc.	Morgan Stanley	218	$7,502	$9,248	$1,881
Tyson Foods, Inc., Class A	Morgan Stanley	339	25,020	22,350	(1,792)

		13,210	798,617	784,965	7,864

Health Care Equipment & Services
Abbott Laboratories	Morgan Stanley	511	52,688	49,444	(1,973)
ABIOMED, Inc.	Morgan Stanley	82	20,916	20,144	(470)
Acadia Healthcare Co., Inc.	Morgan Stanley	125	6,902	9,773	2,999
Accolade, Inc.	Morgan Stanley	30	366	343	(16)
Align Technology, Inc.	Morgan Stanley	238	58,910	49,292	(8,524)
Allscripts Healthcare Solutions, Inc.	Morgan Stanley	3,221	52,256	49,056	(2,229)
AmerisourceBergen Corp.	Morgan Stanley	258	36,567	34,915	(912)
Apollo Medical Holdings, Inc.	Morgan Stanley	164	9,601	6,396	(3,027)
Avanos Medical, Inc.	Morgan Stanley	415	12,496	9,039	(3,224)
Axonics, Inc.	Morgan Stanley	1,014	73,187	71,426	(402)
Becton Dickinson and Co.	Morgan Stanley	17	3,855	3,788	5
Cardinal Health, Inc.	Morgan Stanley	2,415	166,385	161,032	(1,082)
Centene Corp.	Morgan Stanley	1,799	151,321	139,980	(8,531)
Chemed Corp.	Morgan Stanley	27	12,445	11,787	(412)
Cigna Corp.	Morgan Stanley	78	20,338	21,643	1,797
Cooper Cos., Inc. (The)	Morgan Stanley	252	75,556	66,503	(7,645)
CVS Health Corp.	Morgan Stanley	279	25,989	26,608	1,433
DaVita, Inc.	Morgan Stanley	191	15,189	15,809	908
DENTSPLY SIRONA, Inc.	Morgan Stanley	365	12,773	10,348	(2,126)
Dexcom, Inc.	Morgan Stanley	263	20,421	21,182	1,141
Edwards Lifesciences Corp.	Morgan Stanley	636	54,626	52,553	(1,059)
Elevance Health, Inc.	Morgan Stanley	55	23,254	24,983	2,775
Encompass Health Corp.	Morgan Stanley	214	10,861	9,679	(1,005)
Enovis Corp.	Morgan Stanley	429	22,934	19,764	(2,744)
Ensign Group, Inc. (The)	Morgan Stanley	100	8,564	7,950	(447)
Evolent Health, Inc., Class A	Morgan Stanley	424	14,378	15,234	1,124
Fulgent Genetics, Inc.	Morgan Stanley	759	45,616	28,933	(15,835)
HCA Healthcare, Inc.	Morgan Stanley	99	18,661	18,195	(36)
Henry Schein, Inc.	Morgan Stanley	234	17,889	15,390	(2,166)
Hologic, Inc.	Morgan Stanley	550	38,364	35,486	(2,165)
Humana, Inc.	Morgan Stanley	43	21,056	20,863	151
IDEXX Laboratories, Inc.	Morgan Stanley	72	25,542	23,458	(1,610)
Laboratory Corp. of America Holdings	Morgan Stanley	115	27,860	23,553	(3,753)
Lantheus Holdings, Inc.	Morgan Stanley	928	58,152	65,266	8,194
LivaNova PLC (United Kingdom)	Morgan Stanley	268	18,722	13,606	(4,836)
McKesson Corp.	Morgan Stanley	130	32,871	44,183	12,188
Meridian Bioscience, Inc.	Morgan Stanley	163	5,332	5,139	(93)
Molina Healthcare, Inc.	Morgan Stanley	122	32,802	40,240	8,048
Neogen Corp.	Morgan Stanley	1,572	26,648	21,961	(5,638)
NextGen Healthcare, Inc.	Morgan Stanley	9	130	159	43
Option Care Health, Inc.	Morgan Stanley	427	12,715	13,438	918
Patterson Cos., Inc.	Morgan Stanley	316	9,286	7,590	(1,727)
Quest Diagnostics, Inc.	Morgan Stanley	77	9,798	9,447	11
Shockwave Medical, Inc.	Morgan Stanley	399	112,058	110,950	321
Simulations Plus, Inc.	Morgan Stanley	12	586	582	8

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Health Care Equipment & Services — (continued)
STAAR Surgical Co.	Morgan Stanley	467	$43,006	$32,947	$(9,260)
Teleflex, Inc.	Morgan Stanley	157	38,528	31,629	(6,134)
UnitedHealth Group, Inc.	Morgan Stanley	97	45,202	48,989	5,156
Universal Health Services, Inc., Class B	Morgan Stanley	53	5,048	4,674	(467)
Veeva Systems, Inc., Class A	Morgan Stanley	268	49,790	44,188	(6,220)
ViewRay, Inc.	Morgan Stanley	7	26	25	(1)
Zimmer Biomet Holdings, Inc.	Morgan Stanley	744	78,875	77,785	483

		21,690	1,737,341	1,647,347	(58,066)

Household & Personal Products
Church & Dwight Co., Inc.	Morgan Stanley	139	10,489	9,930	(364)
Colgate-Palmolive Co.	Morgan Stanley	505	39,830	35,476	(3,587)
Coty, Inc., Class A	Morgan Stanley	597	3,884	3,773	(39)
elf Beauty, Inc.	Morgan Stanley	419	15,612	15,763	441
Estee Lauder Cos., Inc. (The), Class A	Morgan Stanley	180	45,887	38,862	(6,291)
Kimberly-Clark Corp.	Morgan Stanley	343	45,557	38,601	(5,717)
Procter & Gamble Co. (The)	Morgan Stanley	244	33,375	30,805	(1,303)
Spectrum Brands Holdings, Inc.	Morgan Stanley	314	18,604	12,255	(5,904)

		2,741	213,238	185,465	(22,764)

Materials
AdvanSix, Inc.	Morgan Stanley	95	3,516	3,050	(399)
Air Products and Chemicals, Inc.	Morgan Stanley	94	24,670	21,877	(2,183)
Alcoa Corp.	Morgan Stanley	1,470	58,976	49,480	(8,373)
Alpha Metallurgical Resources, Inc.	Morgan Stanley	451	61,493	61,715	1,028
Amcor PLC	Morgan Stanley	2,144	25,951	23,005	(2,388)
Ashland, Inc.	Morgan Stanley	166	16,175	15,765	(125)
Avient Corp.	Morgan Stanley	450	18,150	13,635	(4,080)
Ball Corp.	Morgan Stanley	196	11,243	9,471	(1,539)
Barrick Gold Corp. (Canada)	Morgan Stanley	6,383	106,090	98,937	(6,337)
Celanese Corp.	Morgan Stanley	360	40,096	32,522	(6,670)
CF Industries Holdings, Inc.	Morgan Stanley	800	64,931	77,000	13,802
Corteva, Inc.	Morgan Stanley	253	10,588	14,459	4,218
Crown Holdings, Inc.	Morgan Stanley	160	14,882	12,965	(1,618)
Dow, Inc.	Morgan Stanley	589	29,930	25,875	(2,941)
DuPont de Nemours, Inc.	Morgan Stanley	674	38,545	33,970	(3,587)
Eagle Materials, Inc.	Morgan Stanley	76	9,338	8,146	(999)
Eastman Chemical Co.	Morgan Stanley	1,005	91,819	71,405	(18,087)
Franco-Nevada Corp. (Canada)	Morgan Stanley	546	69,413	65,236	(2,746)
Freeport-McMoRan, Inc.	Morgan Stanley	721	22,302	19,705	(2,005)
Ginkgo Bioworks Holdings, Inc.	Morgan Stanley	7,192	18,955	22,439	3,891
Greif, Inc., Class A	Morgan Stanley	89	5,794	5,302	(361)
Hecla Mining Co.	Morgan Stanley	2,047	7,614	8,065	528
Hudbay Minerals, Inc. (Canada)	Morgan Stanley	596	2,540	2,402	(89)
Huntsman Corp.	Morgan Stanley	542	16,052	13,301	(2,322)
International Paper Co.	Morgan Stanley	1,004	40,398	31,827	(7,190)
Kronos Worldwide, Inc.	Morgan Stanley	100	1,371	934	(400)
Linde PLC (United Kingdom)	Morgan Stanley	182	50,285	49,065	645
Louisiana-Pacific Corp.	Morgan Stanley	132	7,340	6,757	(412)
LSB Industries, Inc.	Morgan Stanley	6	87	86	33

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Materials — (continued)
LyondellBasell Industries NV, Class A (Netherlands)	Morgan Stanley	176	$16,494	$13,249	$(1,602)
Martin Marietta Materials, Inc.	Morgan Stanley	41	13,510	13,206	(21)
Methanex Corp. (Canada)	Morgan Stanley	146	5,782	4,653	(1,204)
Mosaic Co. (The)	Morgan Stanley	1,390	66,727	67,179	1,841
Newmont Corp.	Morgan Stanley	587	29,975	24,672	(4,429)
Nucor Corp.	Morgan Stanley	357	36,000	38,195	3,319
Nutrien Ltd. (Canada)	Morgan Stanley	171	13,013	14,258	1,574
Olin Corp.	Morgan Stanley	1,398	65,917	59,946	(4,456)
Orla Mining Ltd. (Canada)	Morgan Stanley	23	71	75	6
Packaging Corp. of America	Morgan Stanley	120	16,621	13,475	(2,658)
Pan American Silver Corp. (Canada)	Morgan Stanley	1,584	27,563	25,154	(2,289)
PPG Industries, Inc.	Morgan Stanley	346	42,957	38,299	(4,043)
Reliance Steel & Aluminum Co.	Morgan Stanley	117	20,041	20,406	874
Royal Gold, Inc.	Morgan Stanley	563	63,030	52,821	(9,392)
Sealed Air Corp.	Morgan Stanley	353	21,309	15,712	(4,946)
SSR Mining, Inc. (Canada)	Morgan Stanley	2,099	34,668	30,876	(3,183)
Steel Dynamics, Inc.	Morgan Stanley	183	12,286	12,984	1,007
Summit Materials, Inc., Class A	Morgan Stanley	229	5,883	5,487	(286)
Sylvamo Corp.	Morgan Stanley	212	7,770	7,187	(396)
Teck Resources Ltd., Class B (Canada)	Morgan Stanley	1,132	31,361	34,424	3,757
TimkenSteel Corp.	Morgan Stanley	241	4,141	3,613	(451)
United States Steel Corp.	Morgan Stanley	2,075	41,611	37,599	(3,203)
Valhi, Inc.	Morgan Stanley	10	367	252	(108)
Warrior Met Coal, Inc.	Morgan Stanley	825	28,220	23,463	(3,278)
Westlake Corp.	Morgan Stanley	45	4,117	3,910	(73)
Westrock Co.	Morgan Stanley	923	37,111	28,511	(7,717)
Yamana Gold, Inc. (Canada)	Morgan Stanley	3,913	17,288	17,726	838

		47,782	1,532,377	1,405,728	(91,225)

Media & Entertainment
Activision Blizzard, Inc.	Morgan Stanley	372	27,907	27,654	335
Alphabet, Inc., Class A	Morgan Stanley	2,419	255,278	231,377	(19,160)
Bumble, Inc., Class A	Morgan Stanley	1,883	50,180	40,466	(9,399)
Charter Communications, Inc., Class A	Morgan Stanley	90	41,616	27,302	(13,542)
Cinemark Holdings, Inc.	Morgan Stanley	3,325	51,144	40,266	(10,453)
Comcast Corp., Class A	Morgan Stanley	669	25,500	19,622	(5,400)
Electronic Arts, Inc.	Morgan Stanley	295	35,309	34,134	(596)
Fox Corp., Class A	Morgan Stanley	1,239	41,528	38,013	(2,577)
Interpublic Group of Cos., Inc. (The)	Morgan Stanley	434	13,486	11,110	(1,510)
Live Nation Entertainment, Inc.	Morgan Stanley	248	20,397	18,858	(1,160)
Madison Square Garden Sports Corp.	Morgan Stanley	154	24,108	21,046	(2,614)
Match Group, Inc.	Morgan Stanley	695	45,210	33,186	(11,184)
Meta Platforms, Inc., Class A	Morgan Stanley	913	144,488	123,876	(17,929)
Netflix, Inc.	Morgan Stanley	289	55,684	68,042	13,665
News Corp., Class A	Morgan Stanley	1,241	21,532	18,752	(2,283)
Omnicom Group, Inc.	Morgan Stanley	193	13,275	12,176	(727)
Paramount Global, Class B	Morgan Stanley	358	7,655	6,816	(683)
PubMatic, Inc., Class A	Morgan Stanley	467	9,197	7,766	(1,273)
TEGNA, Inc.	Morgan Stanley	338	6,948	6,990	217
TripAdvisor, Inc.	Morgan Stanley	3,351	84,125	73,990	(8,572)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Media & Entertainment — (continued)
Twitter, Inc.	Morgan Stanley	917	$40,042	$40,201	$830
Walt Disney Co. (The)	Morgan Stanley	1,841	197,786	173,662	(20,452)
Warner Music Group Corp., Class A	Morgan Stanley	34	800	789	13
Ziff Davis, Inc.	Morgan Stanley	60	5,387	4,109	(1,178)
ZipRecruiter, Inc., Class A	Morgan Stanley	384	6,442	6,336	15
ZoomInfo Technologies, Inc.	Morgan Stanley	372	15,573	15,498	99

		22,581	1,240,597	1,102,037	(115,518)

Pharmaceuticals, Biotechnology & Life Sciences
Aerie Pharmaceuticals, Inc.	Morgan Stanley	189	2,861	2,860	52
Akero Therapeutics, Inc.	Morgan Stanley	17	450	579	138
Amphastar Pharmaceuticals, Inc.	Morgan Stanley	352	11,679	9,891	(1,667)
Apellis Pharmaceuticals, Inc.	Morgan Stanley	45	2,965	3,074	164
Avantor, Inc.	Morgan Stanley	494	13,772	9,682	(3,834)
Bio-Rad Laboratories, Inc., Class A	Morgan Stanley	8	3,399	3,337	2
Bio-Techne Corp.	Morgan Stanley	30	9,294	8,520	(598)
Bristol-Myers Squibb Co.	Morgan Stanley	783	52,575	55,663	4,272
Catalyst Pharmaceuticals, Inc.	Morgan Stanley	858	10,812	11,008	397
Corcept Therapeutics, Inc.	Morgan Stanley	350	6,233	8,974	2,857
Deciphera Pharmaceuticals, Inc.	Morgan Stanley	165	3,086	3,053	25
Dynavax Technologies Corp.	Morgan Stanley	1,253	14,917	13,081	(1,558)
Elanco Animal Health, Inc.	Morgan Stanley	4,757	73,539	59,034	(13,139)
Exelixis, Inc.	Morgan Stanley	72	1,185	1,129	(34)
Global Blood Therapeutics, Inc.	Morgan Stanley	109	7,396	7,423	164
Illumina, Inc.	Morgan Stanley	181	38,563	34,533	(3,314)
Innoviva, Inc.	Morgan Stanley	2,326	28,017	27,005	(495)
IQVIA Holdings, Inc.	Morgan Stanley	60	11,868	10,868	(779)
Ironwood Pharmaceuticals, Inc.	Morgan Stanley	1,336	14,735	13,841	(751)
Johnson & Johnson	Morgan Stanley	351	60,439	57,339	(1,505)
Karuna Therapeutics, Inc.	Morgan Stanley	32	7,838	7,198	(738)
Maravai LifeSciences Holdings, Inc., Class A	Morgan Stanley	2,291	61,571	58,489	(2,450)
Merck & Co., Inc.	Morgan Stanley	652	56,485	56,150	1,534
Mettler-Toledo International, Inc.	Morgan Stanley	45	50,675	48,785	(948)
Moderna, Inc.	Morgan Stanley	1,287	165,672	152,188	(10,408)
Morphic Holding, Inc.	Morgan Stanley	52	1,560	1,472	(63)
Myovant Sciences Ltd.	Morgan Stanley	204	3,603	3,664	128
PerkinElmer, Inc.	Morgan Stanley	132	18,018	15,884	(1,779)
Pfizer, Inc.	Morgan Stanley	1,511	72,134	66,121	(4,090)
Pliant Therapeutics, Inc.	Morgan Stanley	4	84	84	1
Prestige Consumer Healthcare, Inc.	Morgan Stanley	236	8,547	11,760	3,472
QIAGEN NV	Morgan Stanley	249	10,937	10,279	(455)
Repligen Corp.	Morgan Stanley	26	4,763	4,865	190
Sarepta Therapeutics, Inc.	Morgan Stanley	325	32,879	35,926	3,657
SIGA Technologies, Inc.	Morgan Stanley	7,382	93,266	76,035	(15,499)
Vertex Pharmaceuticals, Inc.	Morgan Stanley	53	14,943	15,346	858
Viatris, Inc.	Morgan Stanley	12,901	134,388	109,917	(20,643)
Vir Biotechnology, Inc.	Morgan Stanley	1,058	25,031	20,398	(4,168)
West Pharmaceutical Services, Inc.	Morgan Stanley	325	96,767	79,976	(14,994)
Zoetis, Inc.	Morgan Stanley	230	38,411	34,107	(3,590)

		42,731	1,265,357	1,149,538	(89,588)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Retailing
Academy Sports & Outdoors, Inc.	Morgan Stanley	61	$2,612	$2,573	$10
Amazon.com, Inc.	Morgan Stanley	1,144	137,238	129,272	(5,418)
Arhaus, Inc.	Morgan Stanley	27	199	190	(5)
AutoNation, Inc.	Morgan Stanley	65	6,564	6,622	180
AutoZone, Inc.	Morgan Stanley	23	45,159	49,264	4,945
Bath & Body Works, Inc.	Morgan Stanley	1,314	36,115	42,836	7,640
Best Buy Co., Inc.	Morgan Stanley	26	1,729	1,647	(49)
Buckle, Inc. (The)	Morgan Stanley	828	24,559	26,214	2,996
Dillard’s, Inc., Class A	Morgan Stanley	48	13,286	13,092	60
eBay, Inc.	Morgan Stanley	775	34,375	28,528	(4,889)
Etsy, Inc.	Morgan Stanley	162	17,674	16,221	(1,124)
Group 1 Automotive, Inc.	Morgan Stanley	204	35,272	29,145	(5,321)
Home Depot, Inc. (The)	Morgan Stanley	135	38,251	37,252	(36)
LKQ Corp.	Morgan Stanley	1,539	78,943	72,564	(4,479)
Lowe’s Cos., Inc.	Morgan Stanley	241	43,319	45,262	3,022
MarineMax, Inc.	Morgan Stanley	429	17,019	12,780	(3,923)
Monro, Inc.	Morgan Stanley	15	651	652	13
Murphy USA, Inc.	Morgan Stanley	184	42,941	50,583	8,581
Nordstrom, Inc.	Morgan Stanley	2,323	41,539	38,864	(1,848)
ODP Corp. (The)	Morgan Stanley	510	17,635	17,927	620
Overstock.com, Inc.	Morgan Stanley	1,788	49,239	43,538	(4,787)
Penske Automotive Group, Inc.	Morgan Stanley	83	8,622	8,170	(157)
Ross Stores, Inc.	Morgan Stanley	698	57,010	58,820	3,057
Shutterstock, Inc.	Morgan Stanley	312	18,586	15,653	(2,417)
Signet Jewelers Ltd. (Bermuda)	Morgan Stanley	233	13,688	13,325	(118)
Target Corp.	Morgan Stanley	409	64,414	60,692	(2,442)
TJX Cos., Inc. (The)	Morgan Stanley	130	7,381	8,076	870
Ulta Beauty, Inc.	Morgan Stanley	145	53,635	58,173	5,751
Warby Parker, Inc., Class A	Morgan Stanley	245	3,567	3,268	(232)
Williams-Sonoma, Inc.	Morgan Stanley	124	15,247	14,613	(342)

		14,220	926,469	905,816	158

Semiconductors & Semiconductor Equipment
Alpha & Omega Semiconductor Ltd. (Bermuda)	Morgan Stanley	270	10,895	8,305	(2,457)
Applied Materials, Inc.	Morgan Stanley	417	43,051	34,165	(7,894)
Axcelis Technologies, Inc.	Morgan Stanley	682	39,278	41,302	2,690
Broadcom, Inc.	Morgan Stanley	181	89,634	80,366	(6,053)
Diodes, Inc.	Morgan Stanley	70	4,677	4,544	(101)
Enphase Energy, Inc.	Morgan Stanley	94	26,598	26,082	(22)
GLOBALFOUNDRIES, Inc. (Cayman Islands)	Morgan Stanley	194	9,830	9,380	(267)
Lam Research Corp.	Morgan Stanley	37	14,610	13,542	(797)
Lattice Semiconductor Corp.	Morgan Stanley	546	27,664	26,869	(451)
MaxLinear, Inc.	Morgan Stanley	1,251	48,881	40,808	(7,166)
Microchip Technology, Inc.	Morgan Stanley	860	54,161	52,486	(693)
Micron Technology, Inc.	Morgan Stanley	1,464	81,384	73,346	(7,764)
Monolithic Power Systems, Inc.	Morgan Stanley	152	73,194	55,237	(16,490)
NVIDIA Corp.	Morgan Stanley	372	49,825	45,157	(3,743)
NXP Semiconductors NV (Netherlands)	Morgan Stanley	290	45,255	42,778	(1,400)
ON Semiconductor Corp.	Morgan Stanley	189	11,924	11,780	78
Onto Innovation, Inc.	Morgan Stanley	197	13,752	12,618	(893)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Semiconductors & Semiconductor Equipment — (continued)
Photronics, Inc.	Morgan Stanley	1,503	$27,771	$21,974	$(5,281)
Power Integrations, Inc.	Morgan Stanley	379	29,861	24,377	(4,845)
Qorvo, Inc.	Morgan Stanley	521	49,882	41,373	(7,705)
QUALCOMM, Inc.	Morgan Stanley	460	65,758	51,971	(12,191)
Rambus, Inc.	Morgan Stanley	1,367	32,475	34,749	2,853
Semtech Corp.	Morgan Stanley	1,089	58,252	32,027	(25,143)
Silicon Laboratories, Inc.	Morgan Stanley	709	98,249	87,519	(9,443)
Synaptics, Inc.	Morgan Stanley	623	82,660	61,683	(19,442)
Teradyne, Inc.	Morgan Stanley	76	6,577	5,711	(739)
Universal Display Corp.	Morgan Stanley	243	25,269	22,927	(1,833)

		14,236	1,121,367	963,076	(137,192)

Software & Services
Accenture PLC, Class A (Ireland)	Morgan Stanley	451	121,353	116,042	(2,650)
Adobe, Inc.	Morgan Stanley	574	184,259	157,965	(22,859)
Akamai Technologies, Inc.	Morgan Stanley	909	81,989	73,011	(7,456)
Amdocs Ltd.	Morgan Stanley	84	6,979	6,674	(152)
ANSYS, Inc.	Morgan Stanley	84	20,882	18,623	(2,020)
Autodesk, Inc.	Morgan Stanley	432	82,018	80,698	(1,203)
Automatic Data Processing, Inc.	Morgan Stanley	254	56,845	57,452	1,961
Bentley Systems, Inc., Class B	Morgan Stanley	435	14,621	13,307	(1,040)
Bill.com Holdings, Inc.	Morgan Stanley	70	11,217	9,266	(1,742)
BlackBerry Ltd. (Canada)	Morgan Stanley	3,675	21,130	17,273	(3,509)
Box, Inc., Class A	Morgan Stanley	400	10,575	9,756	(622)
Cadence Design Systems, Inc.	Morgan Stanley	177	29,399	28,927	(81)
Ceridian HCM Holding, Inc.	Morgan Stanley	1,204	71,798	67,280	(3,185)
CGI, Inc. (Canada)	Morgan Stanley	68	4,601	5,116	589
Concentrix Corp.	Morgan Stanley	15	1,675	1,674	31
Datadog, Inc., Class A	Morgan Stanley	96	10,615	8,523	(1,894)
Descartes Systems Group, Inc. (The) (Canada)	Morgan Stanley	119	7,554	7,560	147
Dropbox, Inc., Class A	Morgan Stanley	2,948	66,408	61,083	(4,256)
DXC Technology Co.	Morgan Stanley	970	29,052	23,746	(4,767)
Elastic NV (Netherlands)	Morgan Stanley	349	25,871	25,037	(353)
Euronet Worldwide, Inc.	Morgan Stanley	352	33,222	26,668	(5,937)
EverCommerce, Inc.	Morgan Stanley	1	11	11	—
FleetCor Technologies, Inc.	Morgan Stanley	42	8,040	7,399	(491)
Gartner, Inc.	Morgan Stanley	107	29,378	29,606	773
Global Payments, Inc.	Morgan Stanley	180	19,704	19,449	111
GoDaddy, Inc., Class A	Morgan Stanley	389	29,781	27,572	(1,780)
HubSpot, Inc.	Morgan Stanley	50	16,233	13,506	(2,490)
InterDigital, Inc.	Morgan Stanley	400	23,530	16,168	(6,804)
Jack Henry & Associates, Inc.	Morgan Stanley	9	1,655	1,640	17
Kyndryl Holdings, Inc.	Morgan Stanley	66	560	546	(4)
Manhattan Associates, Inc.	Morgan Stanley	129	14,696	17,161	2,800
Mastercard, Inc., Class A	Morgan Stanley	263	80,948	74,781	(4,774)
Microsoft Corp.	Morgan Stanley	534	131,042	124,369	(6,211)
Model N, Inc.	Morgan Stanley	32	997	1,095	118
NCR Corp.	Morgan Stanley	2,061	59,307	39,180	(19,026)
New Relic, Inc.	Morgan Stanley	82	5,560	4,705	(751)
NortonLifeLock, Inc.	Morgan Stanley	923	21,080	18,589	(1,928)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
Nutanix, Inc., Class A	Morgan Stanley	1,631	$36,117	$33,974	$(1,473)
Open Text Corp. (Canada)	Morgan Stanley	401	12,892	10,602	(1,904)
Paychex, Inc.	Morgan Stanley	440	50,917	49,372	(215)
Paycom Software, Inc.	Morgan Stanley	207	59,212	68,308	9,847
Paycor HCM, Inc.	Morgan Stanley	4	120	118	1
Paylocity Holding Corp.	Morgan Stanley	42	9,991	10,146	351
Payoneer Global, Inc.	Morgan Stanley	17	103	103	2
PayPal Holdings, Inc.	Morgan Stanley	962	69,868	82,799	14,229
Procore Technologies, Inc.	Morgan Stanley	57	2,901	2,820	(26)
Progress Software Corp.	Morgan Stanley	133	6,004	5,659	(213)
PTC, Inc.	Morgan Stanley	83	8,311	8,682	526
Roper Technologies, Inc.	Morgan Stanley	144	55,179	51,788	(2,332)
Sabre Corp.	Morgan Stanley	1,274	9,454	6,561	(2,717)
Salesforce, Inc.	Morgan Stanley	344	53,261	49,481	(2,973)
ServiceNow, Inc.	Morgan Stanley	197	84,508	74,389	(8,550)
Shift4 Payments, Inc., Class A	Morgan Stanley	1,187	55,387	52,952	(1,406)
Snowflake, Inc., Class A	Morgan Stanley	809	148,592	137,498	(8,335)
Sprout Social, Inc., Class A	Morgan Stanley	19	1,167	1,153	8
SPS Commerce, Inc.	Morgan Stanley	40	4,685	4,969	533
Synopsys, Inc.	Morgan Stanley	123	35,245	37,578	2,988
Teradata Corp.	Morgan Stanley	125	4,048	3,883	(187)
Trade Desk, Inc. (The), Class A	Morgan Stanley	992	48,039	59,272	11,611
VeriSign, Inc.	Morgan Stanley	371	66,648	64,443	(1,217)
Verra Mobility Corp.	Morgan Stanley	1,218	19,253	18,721	(200)
Visa, Inc., Class A	Morgan Stanley	101	18,969	17,943	(707)
Zscaler, Inc.	Morgan Stanley	469	82,219	77,090	(3,603)

		30,324	2,277,675	2,141,762	(97,400)

Technology Hardware & Equipment
Amphenol Corp., Class A	Morgan Stanley	891	62,164	59,661	(1,102)
Apple, Inc.	Morgan Stanley	1,221	171,305	168,742	841
Avnet, Inc.	Morgan Stanley	1,381	59,398	49,882	(8,102)
CDW Corp.	Morgan Stanley	198	32,619	30,904	(1,287)
Cisco Systems, Inc.	Morgan Stanley	3,664	155,194	146,560	(5,229)
Coherent Corp.	Morgan Stanley	903	39,550	31,470	(7,346)
Corning, Inc.	Morgan Stanley	539	17,170	15,642	(1,016)
Dell Technologies, Inc., Class C	Morgan Stanley	325	13,758	11,105	(2,931)
Extreme Networks, Inc.	Morgan Stanley	704	7,488	9,201	1,869
F5, Inc.	Morgan Stanley	369	55,854	53,405	(1,514)
Hewlett Packard Enterprise Co.	Morgan Stanley	3,754	51,920	44,973	(5,571)
HP, Inc.	Morgan Stanley	1,904	59,289	47,448	(9,961)
IonQ, Inc.	Morgan Stanley	3,711	20,727	18,815	(1,527)
Keysight Technologies, Inc.	Morgan Stanley	55	7,668	8,655	1,129
Knowles Corp.	Morgan Stanley	365	5,538	4,442	(993)
Lumentum Holdings, Inc.	Morgan Stanley	287	20,304	19,680	(247)
NetApp, Inc.	Morgan Stanley	367	27,279	22,699	(3,503)
NetScout Systems, Inc.	Morgan Stanley	217	6,695	6,796	220
Pure Storage, Inc., Class A	Morgan Stanley	1,287	34,621	35,225	1,161
Sanmina Corp.	Morgan Stanley	146	7,098	6,728	(256)
Seagate Technology Holdings PLC (Ireland)	Morgan Stanley	143	8,584	7,612	(771)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Technology Hardware & Equipment — (continued)
TE Connectivity Ltd. (Switzerland)	Morgan Stanley	428	$53,312	$47,234	$(4,895)
Trimble, Inc.	Morgan Stanley	675	38,814	36,632	(1,461)
Vishay Intertechnology, Inc.	Morgan Stanley	295	5,817	5,248	(361)
Western Digital Corp.	Morgan Stanley	300	11,374	9,765	(1,398)
Zebra Technologies Corp., Class A	Morgan Stanley	123	38,301	32,227	(5,362)

		24,252	1,011,841	930,751	(59,613)

Telecommunication Services
AT&T, Inc.	Morgan Stanley	1,903	33,789	29,192	(2,939)
BCE, Inc. (Canada)	Morgan Stanley	557	27,228	23,361	(3,175)
EchoStar Corp., Class A	Morgan Stanley	1,434	38,921	23,618	(14,580)
Iridium Communications, Inc.	Morgan Stanley	169	5,915	7,499	1,694
Lumen Technologies, Inc.	Morgan Stanley	1,052	11,464	7,659	(2,852)
TELUS Corp. (Canada)	Morgan Stanley	533	12,113	10,585	(1,208)
T-Mobile US, Inc.	Morgan Stanley	391	47,454	52,460	5,855
Verizon Communications, Inc.	Morgan Stanley	1,038	45,780	39,413	(4,671)

		7,077	222,664	193,787	(21,876)

Transportation
American Airlines Group, Inc.	Morgan Stanley	138	1,767	1,662	(245)
ArcBest Corp.	Morgan Stanley	1,061	45,820	77,167	32,816
CSX Corp.	Morgan Stanley	1,043	31,811	27,786	(3,223)
Expeditors International of Washington, Inc.	Morgan Stanley	416	41,242	36,737	(3,672)
FedEx Corp.	Morgan Stanley	380	67,556	56,419	(9,758)
Forward Air Corp.	Morgan Stanley	81	7,886	7,311	(403)
Golden Ocean Group Ltd. (Norway)	Morgan Stanley	3,217	30,647	24,031	(5,086)
GXO Logistics, Inc.	Morgan Stanley	244	10,246	8,555	(1,501)
Hub Group, Inc., Class A	Morgan Stanley	162	11,993	11,175	(595)
Knight-Swift Transportation Holdings, Inc.	Morgan Stanley	341	16,620	16,685	426
Landstar System, Inc.	Morgan Stanley	38	5,588	5,486	(2)
Matson, Inc.	Morgan Stanley	406	34,021	24,977	(8,202)
Norfolk Southern Corp.	Morgan Stanley	103	24,663	21,594	(2,489)
Old Dominion Freight Line, Inc.	Morgan Stanley	254	68,085	63,188	(4,192)
Ryder System, Inc.	Morgan Stanley	53	4,062	4,001	55
Saia, Inc.	Morgan Stanley	167	31,300	31,730	908
Schneider National, Inc., Class B	Morgan Stanley	8	166	162	1
Southwest Airlines Co.	Morgan Stanley	1,987	69,163	61,279	(6,599)
Uber Technologies, Inc.	Morgan Stanley	1,177	33,320	31,191	(1,966)
Union Pacific Corp.	Morgan Stanley	172	36,960	33,509	(2,200)
United Parcel Service, Inc., Class B	Morgan Stanley	121	22,111	19,546	(2,044)
XPO Logistics, Inc.	Morgan Stanley	322	16,175	14,335	(1,539)

		11,891	611,202	578,526	(19,510)

Utilities
AES Corp. (The)	Morgan Stanley	627	13,981	14,170	630
American States Water Co.	Morgan Stanley	56	4,908	4,365	(443)
American Water Works Co., Inc.	Morgan Stanley	26	3,653	3,384	(201)
Consolidated Edison, Inc.	Morgan Stanley	22	1,954	1,887	4
Constellation Energy Corp.	Morgan Stanley	540	33,730	44,923	11,929
DTE Energy Co.	Morgan Stanley	186	22,317	21,399	(70)
Exelon Corp.	Morgan Stanley	1,448	65,428	54,242	(9,248)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Utilities — (continued)
MGE Energy, Inc.	Morgan Stanley	6	$424	$394	$(22)
National Fuel Gas Co.	Morgan Stanley	389	27,835	23,943	(3,191)
NRG Energy, Inc.	Morgan Stanley	1,282	51,171	49,062	(429)
Otter Tail Corp.	Morgan Stanley	236	16,598	14,519	(1,693)
Public Service Enterprise Group, Inc.	Morgan Stanley	580	38,684	32,613	(4,871)
Southern Co. (The)	Morgan Stanley	528	40,228	35,904	(3,237)

		5,926	320,911	300,805	(10,842)

Total Reference Entity — Long			18,434,271	17,151,808	(879,676)

Short
Automobiles & Components
Adient PLC (Ireland)	Morgan Stanley	(422)	(19,156)	(11,711)	7,421
Adient PLC (Ireland)	Morgan Stanley	(5)	(169)	(168)	2
Aptiv PLC (Jersey)	Morgan Stanley	(1,159)	(123,594)	(90,645)	32,788
Dana, Inc.	Morgan Stanley	(9,798)	(200,301)	(111,991)	85,482
Fox Factory Holding Corp.	Morgan Stanley	(1,019)	(120,707)	(80,583)	39,968
Gentherm, Inc.	Morgan Stanley	(659)	(40,165)	(32,772)	7,341
Goodyear Tire & Rubber Co. (The)	Morgan Stanley	(3,174)	(57,613)	(32,026)	25,611
Harley-Davidson, Inc.	Morgan Stanley	(1,254)	(46,394)	(43,740)	2,262
LCI Industries	Morgan Stanley	(698)	(99,436)	(70,819)	25,000
Lear Corp.	Morgan Stanley	(623)	(94,266)	(74,567)	19,163
Luminar Technologies, Inc.	Morgan Stanley	(8,958)	(61,699)	(65,259)	(3,640)
Patrick Industries, Inc.	Morgan Stanley	(593)	(49,855)	(25,997)	22,738
QuantumScape Corp.	Morgan Stanley	(7,914)	(79,227)	(66,557)	12,568
Rivian Automotive, Inc., Class A	Morgan Stanley	(1,437)	(47,545)	(47,292)	245
Standard Motor Products, Inc.	Morgan Stanley	(700)	(28,361)	(22,750)	5,440
Tenneco, Inc., Class A	Morgan Stanley	(3,821)	(70,703)	(66,447)	4,164

		(42,234)	(1,139,191)	(843,324)	286,553

Capital Goods
AAON, Inc.	Morgan Stanley	(1,374)	(76,642)	(74,031)	2,358
Acuity Brands, Inc.	Morgan Stanley	(1,277)	(232,724)	(201,089)	31,285
Aerojet Rocketdyne Holdings, Inc.	Morgan Stanley	(522)	(31,730)	(33,638)	(1,948)
Aerojet Rocketdyne Holdings, Inc.	Morgan Stanley	(3,628)	(155,727)	(145,084)	10,442
AeroVironment, Inc.	Morgan Stanley	(512)	(40,368)	(42,680)	(2,581)
AGCO Corp.	Morgan Stanley	(803)	(102,069)	(77,225)	22,055
Alamo Group, Inc.	Morgan Stanley	(146)	(17,043)	(17,851)	(852)
Allison Transmission Holdings, Inc.	Morgan Stanley	(747)	(25,503)	(25,219)	252
American Woodmark Corp.	Morgan Stanley	(989)	(67,728)	(43,378)	24,273
API Group Corp.	Morgan Stanley	(5,609)	(92,566)	(74,431)	18,015
Arcosa, Inc.	Morgan Stanley	(851)	(50,938)	(48,660)	1,970
Armstrong World Industries, Inc.	Morgan Stanley	(21)	(1,679)	(1,664)	13
Array Technologies, Inc.	Morgan Stanley	(3,395)	(32,165)	(56,289)	(24,166)
Astec Industries, Inc.	Morgan Stanley	(251)	(9,742)	(7,829)	1,897
Axon Enterprise, Inc.	Morgan Stanley	(165)	(21,565)	(19,099)	2,438
AZEK Co., Inc. (The)	Morgan Stanley	(19,192)	(555,332)	(318,971)	235,647
AZZ, Inc.	Morgan Stanley	(502)	(20,708)	(18,328)	2,344
Ballard Power Systems, Inc. (Canada)	Morgan Stanley	(29,303)	(281,189)	(179,334)	101,490
Beacon Roofing Supply, Inc.	Morgan Stanley	(6,695)	(383,322)	(366,350)	16,474

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
Bloom Energy Corp., Class A	Morgan Stanley	(1,832)	$(31,326)	$(36,622)	$(5,336)
BWX Technologies, Inc.	Morgan Stanley	(3,380)	(194,275)	(170,251)	22,117
Cadre Holdings, Inc.	Morgan Stanley	(618)	(15,159)	(14,869)	258
CAE, Inc. (Canada)	Morgan Stanley	(751)	(13,554)	(11,513)	2,024
Caterpillar, Inc.	Morgan Stanley	(443)	(86,616)	(72,687)	13,817
Columbus McKinnon Corp.	Morgan Stanley	(585)	(21,866)	(15,304)	6,470
Comfort Systems USA, Inc.	Morgan Stanley	(804)	(71,557)	(78,253)	(6,963)
Construction Partners, Inc., Class A	Morgan Stanley	(2,721)	(71,087)	(71,372)	(377)
Core & Main, Inc., Class A	Morgan Stanley	(1,981)	(43,955)	(45,048)	(1,150)
CSW Industrials, Inc.	Morgan Stanley	(238)	(27,656)	(28,512)	(915)
Curtiss-Wright Corp.	Morgan Stanley	(863)	(123,426)	(120,095)	2,948
EMCOR Group, Inc.	Morgan Stanley	(333)	(38,750)	(38,455)	264
Energy Recovery, Inc.	Morgan Stanley	(2,053)	(42,801)	(44,632)	(1,886)
EnerSys	Morgan Stanley	(2,688)	(201,869)	(156,361)	43,763
ESCO Technologies, Inc.	Morgan Stanley	(301)	(22,389)	(22,105)	219
Evoqua Water Technologies Corp.	Morgan Stanley	(6,245)	(223,996)	(206,522)	17,183
Federal Signal Corp.	Morgan Stanley	(1,503)	(52,796)	(56,092)	(3,542)
Flowserve Corp.	Morgan Stanley	(2,744)	(96,721)	(66,679)	28,688
Fortune Brands Home & Security, Inc.	Morgan Stanley	(4,251)	(290,907)	(228,236)	61,616
Franklin Electric Co., Inc.	Morgan Stanley	(1,173)	(93,790)	(95,846)	(2,608)
FuelCell Energy, Inc.	Morgan Stanley	(16,230)	(59,925)	(55,344)	4,503
Gates Industrial Corp. PLC (United Kingdom)	Morgan Stanley	(4,881)	(57,882)	(47,639)	10,168
GATX Corp.	Morgan Stanley	(166)	(16,794)	(14,135)	2,115
Generac Holdings, Inc.	Morgan Stanley	(99)	(46,812)	(17,636)	29,115
Gibraltar Industries, Inc.	Morgan Stanley	(931)	(40,657)	(38,106)	2,498
GMS, Inc.	Morgan Stanley	(700)	(40,985)	(28,007)	12,925
Graco, Inc.	Morgan Stanley	(294)	(19,533)	(17,625)	1,882
Granite Construction, Inc.	Morgan Stanley	(828)	(26,198)	(21,023)	4,923
Great Lakes Dredge & Dock Corp.	Morgan Stanley	(1,313)	(19,481)	(9,953)	9,504
Greenbrier Cos., Inc. (The)	Morgan Stanley	(384)	(16,712)	(9,320)	7,075
Griffon Corp.	Morgan Stanley	(719)	(18,401)	(21,225)	(4,668)
Hayward Holdings, Inc.	Morgan Stanley	(5,719)	(61,950)	(50,728)	11,142
Helios Technologies, Inc.	Morgan Stanley	(73)	(5,423)	(3,694)	1,685
Herc Holdings, Inc.	Morgan Stanley	(2,687)	(354,029)	(279,126)	71,695
Hillenbrand, Inc.	Morgan Stanley	(1,207)	(52,672)	(44,321)	8,089
IDEX Corp.	Morgan Stanley	(422)	(85,604)	(84,337)	1,156
Ingersoll Rand, Inc.	Morgan Stanley	(1,216)	(60,487)	(52,604)	7,805
JELD-WEN Holding, Inc.	Morgan Stanley	(14,149)	(239,022)	(123,804)	114,908
Johnson Controls International PLC (Ireland)	Morgan Stanley	(1,007)	(57,505)	(49,565)	9,069
Kadant, Inc.	Morgan Stanley	(32)	(5,424)	(5,338)	79
Kaman Corp.	Morgan Stanley	(146)	(4,310)	(4,078)	225
Kratos Defense & Security Solutions, Inc.	Morgan Stanley	(11,677)	(197,442)	(118,638)	78,548
Lennox International, Inc.	Morgan Stanley	(1,666)	(390,481)	(370,968)	16,215
Lindsay Corp.	Morgan Stanley	(103)	(17,051)	(14,758)	2,109
Masonite International Corp. (Canada)	Morgan Stanley	(285)	(31,020)	(20,318)	10,662
MasTec, Inc.	Morgan Stanley	(3,874)	(312,431)	(245,999)	66,026
Maxar Technologies, Inc.	Morgan Stanley	(2,160)	(50,463)	(40,435)	9,948
MDU Resources Group, Inc.	Morgan Stanley	(3,965)	(115,140)	(108,443)	4,040
Mercury Systems, Inc.	Morgan Stanley	(5,101)	(303,646)	(207,101)	96,151

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
Middleby Corp. (The)	Morgan Stanley	(2,893)	$(425,617)	$(370,796)	$54,239
MRC Global, Inc.	Morgan Stanley	(4,560)	(47,088)	(32,786)	14,241
MSC Industrial Direct Co., Inc., Class A	Morgan Stanley	(302)	(27,684)	(21,989)	4,937
Mueller Water Products, Inc., Class A	Morgan Stanley	(8,456)	(98,420)	(86,843)	11,071
MYR Group, Inc.	Morgan Stanley	(289)	(26,170)	(24,487)	1,649
Oshkosh Corp.	Morgan Stanley	(3,176)	(259,953)	(223,241)	35,951
Parsons Corp.	Morgan Stanley	(1,150)	(47,294)	(45,080)	2,153
PGT Innovations, Inc.	Morgan Stanley	(1,593)	(33,353)	(33,389)	(90)
Primoris Services Corp.	Morgan Stanley	(4,318)	(107,117)	(70,168)	35,999
Proto Labs, Inc.	Morgan Stanley	(1,013)	(174,194)	(36,904)	137,287
Quanta Services, Inc.	Morgan Stanley	(1,460)	(207,891)	(185,989)	23,797
Regal Rexnord Corp.	Morgan Stanley	(1,709)	(237,658)	(239,875)	(4,303)
Resideo Technologies, Inc.	Morgan Stanley	(2,213)	(47,158)	(42,180)	4,917
Rush Enterprises, Inc., Class A	Morgan Stanley	(85)	(3,730)	(3,728)	(2)
Sensata Technologies Holding PLC (United Kingdom)	Morgan Stanley	(3,082)	(172,292)	(114,897)	56,562
Shoals Technologies Group, Inc., Class A	Morgan Stanley	(1,914)	(50,875)	(41,247)	9,562
SiteOne Landscape Supply, Inc.	Morgan Stanley	(2,322)	(300,246)	(241,813)	58,043
Spirit AeroSystems Holdings, Inc., Class A	Morgan Stanley	(1,492)	(51,521)	(32,705)	18,726
SPX Technologies, Inc.	Morgan Stanley	(827)	(48,521)	(45,667)	2,791
Stanley Black & Decker, Inc.	Morgan Stanley	(10,078)	(1,295,933)	(757,966)	521,897
Tennant Co.	Morgan Stanley	(352)	(21,525)	(19,909)	1,496
Terex Corp.	Morgan Stanley	(1,665)	(57,415)	(49,517)	7,552
Textainer Group Holdings Ltd. (Bermuda)	Morgan Stanley	(1,486)	(52,082)	(39,914)	10,691
Timken Co. (The)	Morgan Stanley	(1,335)	(89,020)	(78,818)	9,663
Toro Co. (The)	Morgan Stanley	(2,563)	(218,415)	(221,648)	(4,122)
Trane Technologies PLC (Ireland)	Morgan Stanley	(393)	(63,669)	(56,910)	7,975
Triumph Group, Inc.	Morgan Stanley	(1,319)	(19,146)	(11,330)	7,792
United Rentals, Inc.	Morgan Stanley	(147)	(57,768)	(39,708)	17,986
Univar Solutions, Inc.	Morgan Stanley	(5,424)	(154,474)	(123,342)	30,932
Valmont Industries, Inc.	Morgan Stanley	(116)	(30,008)	(31,160)	(1,385)
Vertiv Holdings Co.	Morgan Stanley	(19,953)	(254,875)	(193,943)	60,601
Vicor Corp.	Morgan Stanley	(1,348)	(121,069)	(79,721)	41,192
Virgin Galactic Holdings, Inc.	Morgan Stanley	(13,767)	(76,053)	(64,843)	11,112
WESCO International, Inc.	Morgan Stanley	(2,736)	(354,377)	(326,624)	27,252
WillScot Mobile Mini Holdings Corp.	Morgan Stanley	(738)	(26,875)	(29,764)	(2,923)
Woodward, Inc.	Morgan Stanley	(772)	(83,663)	(61,961)	21,482
Xylem, Inc.	Morgan Stanley	(181)	(17,351)	(15,812)	1,517

		(300,750)	(12,031,216)	(9,531,546)	2,445,828

Commercial & Professional Services
ABM Industries, Inc.	Morgan Stanley	(4,360)	(186,822)	(166,683)	19,557
ACV Auctions, Inc., Class A	Morgan Stanley	(2,163)	(17,899)	(15,552)	2,324
Alight, Inc., Class A	Morgan Stanley	(27,975)	(226,039)	(205,057)	20,688
Brady Corp.	Morgan Stanley	(16)	(672)	(668)	558
BrightView Holdings, Inc.	Morgan Stanley	(1,579)	(19,843)	(12,537)	7,280
Clarivate PLC (Jersey)	Morgan Stanley	(1,876)	(48,309)	(17,616)	30,631
Clean Harbors, Inc.	Morgan Stanley	(1,209)	(114,438)	(132,966)	(19,247)
CoStar Group, Inc.	Morgan Stanley	(426)	(42,154)	(29,671)	12,429
Driven Brands Holdings, Inc.	Morgan Stanley	(2,548)	(76,066)	(71,293)	4,675
Dun & Bradstreet Holdings, Inc.	Morgan Stanley	(5,498)	(109,182)	(68,120)	40,645

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Commercial & Professional Services — (continued)
FTI Consulting, Inc.	Morgan Stanley	(2,150)	$(356,002)	$(356,276)	$(737)
GFL Environmental, Inc. (Canada)	Morgan Stanley	(2,131)	(82,620)	(53,893)	28,546
Healthcare Services Group, Inc.	Morgan Stanley	(3,140)	(49,413)	(37,963)	10,672
HireRight Holdings Corp.	Morgan Stanley	(56)	(882)	(855)	27
HNI Corp.	Morgan Stanley	(1,078)	(38,063)	(28,578)	9,063
Huron Consulting Group, Inc.	Morgan Stanley	(574)	(35,743)	(38,028)	(2,331)
ICF International, Inc.	Morgan Stanley	(260)	(25,900)	(28,345)	(2,542)
Insperity, Inc.	Morgan Stanley	(90)	(10,689)	(9,188)	1,130
Jacobs Solutions, Inc.	Morgan Stanley	(1,297)	(169,291)	(140,712)	28,251
KAR Auction Services, Inc.	Morgan Stanley	(5,273)	(79,931)	(58,899)	20,928
Leidos Holdings, Inc.	Morgan Stanley	(853)	(89,518)	(74,612)	14,160
ManpowerGroup, Inc.	Morgan Stanley	(450)	(35,414)	(29,111)	6,257
MillerKnoll, Inc.	Morgan Stanley	(3,559)	(128,760)	(55,520)	71,183
MSA Safety, Inc.	Morgan Stanley	(253)	(31,583)	(27,648)	3,778
Republic Services, Inc.	Morgan Stanley	(2,826)	(411,582)	(384,449)	25,296
Stantec, Inc. (Canada)	Morgan Stanley	(16)	(704)	(701)	2
Steelcase, Inc., Class A	Morgan Stanley	(2,867)	(32,564)	(18,693)	13,412
Stericycle, Inc.	Morgan Stanley	(1,438)	(75,494)	(60,554)	14,842
Sterling Check Corp.	Morgan Stanley	(857)	(14,874)	(15,117)	(265)
TransUnion	Morgan Stanley	(792)	(65,178)	(47,116)	18,205
TrueBlue, Inc.	Morgan Stanley	(216)	(6,169)	(4,121)	2,041
UniFirst Corp.	Morgan Stanley	(482)	(86,580)	(81,087)	5,105
Upwork, Inc.	Morgan Stanley	(10,878)	(360,067)	(148,158)	211,441
Viad Corp.	Morgan Stanley	(436)	(19,206)	(13,769)	5,432

		(89,622)	(3,047,651)	(2,433,556)	603,436

Consumer Durables & Apparel
Acushnet Holdings Corp.	Morgan Stanley	(1,570)	(72,965)	(68,279)	4,322
BRP, Inc. (Canada)	Morgan Stanley	(502)	(33,955)	(30,903)	2,869
Brunswick Corp.	Morgan Stanley	(3,690)	(306,274)	(241,510)	61,833
Canada Goose Holdings, Inc. (Canada)	Morgan Stanley	(2,090)	(81,727)	(31,852)	50,494
Carter’s, Inc.	Morgan Stanley	(1,054)	(97,764)	(69,069)	26,508
Columbia Sportswear Co.	Morgan Stanley	(986)	(75,659)	(66,358)	8,851
Crocs, Inc.	Morgan Stanley	(1,019)	(58,297)	(69,965)	(11,743)
Deckers Outdoor Corp.	Morgan Stanley	(131)	(52,629)	(40,952)	11,641
Garmin Ltd. (Switzerland)	Morgan Stanley	(603)	(70,366)	(48,427)	20,891
G-III Apparel Group Ltd.	Morgan Stanley	(458)	(7,366)	(6,847)	509
Gildan Activewear, Inc. (Canada)	Morgan Stanley	(1,908)	(59,429)	(53,939)	4,947
Hanesbrands, Inc.	Morgan Stanley	(13,188)	(154,198)	(91,788)	59,750
Helen of Troy Ltd. (Bermuda)	Morgan Stanley	(1,391)	(231,431)	(134,148)	96,982
Installed Building Products, Inc.	Morgan Stanley	(721)	(94,276)	(58,394)	33,979
iRobot Corp.	Morgan Stanley	(1,418)	(83,326)	(79,876)	3,342
La-Z-Boy, Inc.	Morgan Stanley	(1,201)	(40,377)	(27,107)	12,662
Lululemon Athletica, Inc.	Morgan Stanley	(162)	(50,928)	(45,289)	5,948
Mohawk Industries, Inc.	Morgan Stanley	(858)	(105,881)	(78,241)	29,002
Newell Brands, Inc.	Morgan Stanley	(1,928)	(39,677)	(26,780)	12,403
Peloton Interactive, Inc., Class A	Morgan Stanley	(9,426)	(368,184)	(65,322)	302,384
Polaris, Inc.	Morgan Stanley	(2,465)	(285,147)	(235,777)	44,765
Ralph Lauren Corp.	Morgan Stanley	(335)	(31,374)	(28,452)	2,631
Skechers USA, Inc., Class A	Morgan Stanley	(2,837)	(134,791)	(89,990)	44,626

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Durables & Apparel — (continued)
SkyWest, Inc.	Morgan Stanley	(1,771)	$(51,661)	$(28,796)	$22,798
Snap One Holdings Corp.	Morgan Stanley	(126)	(1,380)	(1,278)	101
Sturm Ruger & Co., Inc.	Morgan Stanley	(40)	(2,044)	(2,032)	10
Tempur Sealy International, Inc.	Morgan Stanley	(6,276)	(170,152)	(151,503)	18,290
TopBuild Corp.	Morgan Stanley	(259)	(57,395)	(42,678)	14,642
Topgolf Callaway Brands Corp.	Morgan Stanley	(9,073)	(233,425)	(174,746)	58,376
VF Corp.	Morgan Stanley	(2,407)	(80,908)	(71,993)	8,809
Wolverine World Wide, Inc.	Morgan Stanley	(4,884)	(115,853)	(75,165)	39,365
YETI Holdings, Inc.	Morgan Stanley	(3,336)	(189,472)	(95,143)	94,083

		(78,113)	(3,438,311)	(2,332,599)	1,086,070

Consumer Services
Accel Entertainment, Inc.	Morgan Stanley	(513)	(4,947)	(3,995)	934
ADT, Inc.	Morgan Stanley	(10,807)	(103,507)	(80,944)	20,180
Aramark	Morgan Stanley	(6,491)	(237,257)	(202,519)	34,252
Bally’s Corp.	Morgan Stanley	(1,572)	(98,464)	(31,063)	68,328
Brinker International, Inc.	Morgan Stanley	(1,884)	(50,072)	(47,062)	2,945
Caesars Entertainment, Inc.	Morgan Stanley	(478)	(29,164)	(15,420)	13,707
Chegg, Inc.	Morgan Stanley	(10,338)	(208,796)	(217,822)	(9,791)
Churchill Downs, Inc.	Morgan Stanley	(232)	(49,418)	(42,723)	6,689
Coursera, Inc.	Morgan Stanley	(6,356)	(92,033)	(68,518)	23,396
Cracker Barrel Old Country Store, Inc.	Morgan Stanley	(485)	(51,298)	(44,901)	6,331
Darden Restaurants, Inc.	Morgan Stanley	(1,097)	(142,365)	(138,573)	3,793
DraftKings, Inc., Class A.	Morgan Stanley	(2,807)	(120,826)	(42,498)	78,172
Dutch Bros, Inc., Class A	Morgan Stanley	(272)	(8,870)	(8,473)	386
Everi Holdings, Inc.	Morgan Stanley	(912)	(18,567)	(14,793)	3,798
Frontdoor, Inc.	Morgan Stanley	(1,988)	(52,092)	(40,535)	11,490
Jack in the Box, Inc.	Morgan Stanley	(1,415)	(97,293)	(104,809)	(8,306)
Krispy Kreme, Inc.	Morgan Stanley	(864)	(10,196)	(9,962)	222
Life Time Group Holdings, Inc.	Morgan Stanley	(40)	(397)	(390)	161
Mister Car Wash, Inc.	Morgan Stanley	(10,766)	(126,656)	(92,372)	34,120
Monarch Casino & Resort, Inc.	Morgan Stanley	(374)	(19,157)	(20,996)	(1,882)
Penn Entertainment, Inc.	Morgan Stanley	(1,257)	(37,301)	(34,580)	2,673
Planet Fitness, Inc., Class A	Morgan Stanley	(3,442)	(250,264)	(198,466)	51,915
Red Rock Resorts, Inc., Class A	Morgan Stanley	(2,579)	(102,571)	(88,357)	13,554
Royal Caribbean Cruises Ltd. (Liberia)	Morgan Stanley	(4,874)	(302,985)	(184,725)	117,867
Shake Shack, Inc., Class A	Morgan Stanley	(1,643)	(125,364)	(73,902)	51,299
Six Flags Entertainment Corp.	Morgan Stanley	(2,201)	(50,593)	(38,958)	11,570
Target Hospitality Corp.	Morgan Stanley	(4,831)	(63,356)	(60,967)	2,306
Texas Roadhouse, Inc.	Morgan Stanley	(222)	(19,747)	(19,372)	397
Wendy’s Co. (The)	Morgan Stanley	(15,569)	(333,466)	(290,985)	38,347
Wingstop, Inc.	Morgan Stanley	(699)	(124,286)	(87,669)	33,358
Wynn Resorts Ltd.	Morgan Stanley	(1,591)	(104,382)	(100,281)	3,966

		(98,599)	(3,035,690)	(2,406,630)	616,177

Diversified Financials
Blackstone, Inc.	Morgan Stanley	(1,593)	(142,991)	(133,334)	9,471
Blucora, Inc.	Morgan Stanley	(2,522)	(49,427)	(48,775)	588
Cboe Global Markets, Inc.	Morgan Stanley	(505)	(60,178)	(59,272)	828
Coinbase Global, Inc., Class A	Morgan Stanley	(1,086)	(93,324)	(70,036)	23,167

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Diversified Financials — (continued)
Donnelley Financial Solutions, Inc.	Morgan Stanley	(433)	$(13,458)	$(16,008)	$(2,567)
Federated Hermes, Inc.	Morgan Stanley	(582)	(19,955)	(19,276)	654
SEI Investments Co.	Morgan Stanley	(282)	(15,589)	(13,832)	1,737
WisdomTree Investments, Inc.	Morgan Stanley	(5,938)	(33,447)	(27,790)	5,386

		(12,941)	(428,369)	(388,323)	39,264

Energy
Antero Midstream Corp.	Morgan Stanley	(5,792)	(60,885)	(53,171)	5,930
Archrock, Inc.	Morgan Stanley	(1,232)	(8,444)	(7,909)	524
Cactus, Inc., Class A	Morgan Stanley	(1,179)	(50,758)	(45,309)	5,361
California Resources Corp.	Morgan Stanley	(5,391)	(233,030)	(207,176)	24,476
Callon Petroleum Co.	Morgan Stanley	(602)	(19,595)	(21,076)	(1,506)
ChampionX Corp.	Morgan Stanley	(1,129)	(27,772)	(22,095)	5,602
Chesapeake Energy Corp.	Morgan Stanley	(730)	(62,297)	(68,773)	(9,425)
Chord Energy Corp.	Morgan Stanley	(105)	(14,325)	(14,361)	(46)
Civitas Resources, Inc.	Morgan Stanley	(4,319)	(265,618)	(247,867)	6,330
Clarivate PLC ()	Morgan Stanley	(42)	(296)	(293)	3
Clean Energy Fuels Corp.	Morgan Stanley	(8,353)	(42,672)	(44,605)	(1,988)
CNX Resources Corp.	Morgan Stanley	(688)	(10,653)	(10,685)	(45)
Core Laboratories NV (Netherlands)	Morgan Stanley	(2,618)	(71,876)	(35,291)	36,429
Denison Mines Corp. (Canada)	Morgan Stanley	(32,898)	(39,710)	(39,149)	508
DT Midstream, Inc.	Morgan Stanley	(99)	(5,141)	(5,137)	(3)
Earthstone Energy, Inc., Class A	Morgan Stanley	(6,135)	(89,995)	(75,583)	14,295
Enbridge, Inc. (Canada)	Morgan Stanley	(7,337)	(315,055)	(272,203)	39,207
Equitrans Midstream Corp.	Morgan Stanley	(7,404)	(62,342)	(55,382)	4,688
Green Plains, Inc.	Morgan Stanley	(2,395)	(70,059)	(69,623)	345
Hawaiian Holdings, Inc.	Morgan Stanley	(782)	(17,680)	(10,283)	7,374
HF Sinclair Corp.	Morgan Stanley	(2,746)	(126,437)	(147,845)	(23,472)
Kinetik Holdings, Inc.	Morgan Stanley	(2,509)	(94,128)	(81,743)	10,995
Kosmos Energy Ltd.	Morgan Stanley	(10,325)	(68,086)	(53,380)	14,620
Laredo Petroleum, Inc.	Morgan Stanley	(1,079)	(76,741)	(67,815)	8,826
Liberty Energy, Inc.	Morgan Stanley	(5,943)	(75,552)	(75,357)	68
Nabors Industries Ltd.	Morgan Stanley	(412)	(53,527)	(41,797)	11,661
NexGen Energy Ltd. (Canada)	Morgan Stanley	(22,020)	(90,075)	(80,813)	9,137
Noble Corp. PLC	Morgan Stanley	(2,963)	(99,882)	(87,646)	12,107
Northern Oil and Gas, Inc.	Morgan Stanley	(8,569)	(221,905)	(234,876)	(16,081)
NOV, Inc.	Morgan Stanley	(5,214)	(93,433)	(84,363)	8,689
Oceaneering International, Inc.	Morgan Stanley	(2,815)	(26,006)	(22,407)	3,565
Ovintiv, Inc.	Morgan Stanley	(1,863)	(97,397)	(85,698)	11,197
Par Pacific Holdings, Inc.	Morgan Stanley	(5,009)	(81,043)	(82,198)	(1,290)
PDC Energy, Inc.	Morgan Stanley	(1,239)	(69,805)	(71,602)	(1,887)
Ranger Oil Corp., Class A.	Morgan Stanley	(3,025)	(112,571)	(95,136)	17,240
Schlumberger NV	Morgan Stanley	(4,654)	(170,888)	(167,079)	2,850
SilverBow Resources, Inc.	Morgan Stanley	(2,037)	(83,867)	(54,755)	29,004
Southwestern Energy Co.	Morgan Stanley	(7,759)	(50,471)	(47,485)	2,921
Targa Resources Corp.	Morgan Stanley	(2,390)	(166,105)	(144,213)	21,677
TC Energy Corp. (Canada)	Morgan Stanley	(9,535)	(500,691)	(384,165)	114,317
Tellurian, Inc.	Morgan Stanley	(28,862)	(91,018)	(68,980)	21,920
Transocean Ltd. (Switzerland)	Morgan Stanley	(34,213)	(138,883)	(84,506)	54,197
Uranium Energy Corp.	Morgan Stanley	(20,195)	(82,780)	(70,683)	11,990

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Energy — (continued)
Williams Cos., Inc. (The)	Morgan Stanley	(3,855)	$(134,275)	$(110,369)	$22,217
World Fuel Services Corp.	Morgan Stanley	(6,749)	(161,611)	(158,197)	2,087

		(285,210)	(4,435,380)	(3,909,079)	486,614

Food & Staples Retailing
BJ’s Wholesale Club Holdings, Inc.	Morgan Stanley	(3,774)	(260,335)	(274,785)	(14,788)
Casey’s General Stores, Inc.	Morgan Stanley	(213)	(43,351)	(43,137)	(255)
Performance Food Group Co.	Morgan Stanley	(4,048)	(201,300)	(173,862)	27,177
SpartanNash Co.	Morgan Stanley	(210)	(6,237)	(6,094)	135
United Natural Foods, Inc.	Morgan Stanley	(577)	(23,733)	(19,831)	4,036

		(8,822)	(534,956)	(517,709)	16,305

Food, Beverage & Tobacco
B&G Foods, Inc.	Morgan Stanley	(3,374)	(87,306)	(55,637)	26,938
Boston Beer Co., Inc. (The), Class A	Morgan Stanley	(33)	(17,231)	(10,680)	6,529
Conagra Brands, Inc.	Morgan Stanley	(5,511)	(187,544)	(179,824)	7,476
Constellation Brands, Inc., Class A	Morgan Stanley	(868)	(208,504)	(199,362)	8,871
Darling Ingredients, Inc.	Morgan Stanley	(3,979)	(301,199)	(263,211)	38,065
Flowers Foods, Inc.	Morgan Stanley	(4,198)	(113,261)	(103,649)	8,092
Freshpet, Inc.	Morgan Stanley	(2,587)	(284,960)	(129,583)	154,375
Hain Celestial Group, Inc. (The)	Morgan Stanley	(2,629)	(48,465)	(44,378)	4,025
Hostess Brands, Inc.	Morgan Stanley	(2,745)	(65,418)	(63,794)	1,539
Ingredion, Inc.	Morgan Stanley	(1,470)	(137,116)	(118,364)	16,328
J & J Snack Foods Corp.	Morgan Stanley	(860)	(119,924)	(111,344)	7,519
J M Smucker Co. (The)	Morgan Stanley	(2,206)	(308,989)	(303,126)	5,461
Lancaster Colony Corp.	Morgan Stanley	(1,019)	(154,786)	(153,135)	(1,055)
McCormick & Co., Inc.	Morgan Stanley	(2,163)	(188,375)	(154,157)	34,781
MGP Ingredients, Inc.	Morgan Stanley	(202)	(13,324)	(21,444)	(8,468)
Mission Produce, Inc.	Morgan Stanley	(463)	(7,040)	(6,695)	336
Monster Beverage Corp.	Morgan Stanley	(8,149)	(738,389)	(708,637)	28,792
National Beverage Corp.	Morgan Stanley	(1,052)	(50,070)	(40,544)	9,485
Simply Good Foods Co. (The)	Morgan Stanley	(2,264)	(84,681)	(72,425)	12,146
Universal Corp.	Morgan Stanley	(1,231)	(68,569)	(56,675)	10,961
Utz Brands, Inc.	Morgan Stanley	(4,608)	(87,588)	(69,581)	17,075

		(51,611)	(3,272,739)	(2,866,245)	389,271

Health Care Equipment & Services
1Life Healthcare, Inc.	Morgan Stanley	(7,012)	(169,470)	(120,256)	48,995
AdaptHealth Corp.	Morgan Stanley	(9,089)	(193,085)	(170,691)	22,143
Agiliti, Inc.	Morgan Stanley	(904)	(16,718)	(12,936)	3,761
agilon health, Inc.	Morgan Stanley	(2,131)	(44,763)	(49,908)	(5,203)
Alphatec Holdings, Inc.	Morgan Stanley	(6,047)	(70,508)	(52,851)	17,566
Amedisys, Inc.	Morgan Stanley	(202)	(24,468)	(19,552)	5,132
American Well Corp., Class A	Morgan Stanley	(1,176)	(17,735)	(4,222)	13,491
Baxter International, Inc.	Morgan Stanley	(1,740)	(119,402)	(93,716)	25,081
Boston Scientific Corp.	Morgan Stanley	(1,992)	(80,920)	(77,150)	3,665
Brookdale Senior Living, Inc.	Morgan Stanley	(3,334)	(22,717)	(14,236)	8,518
Cano Health, Inc.	Morgan Stanley	(5,666)	(33,721)	(49,124)	(15,447)
Castle Biosciences, Inc.	Morgan Stanley	(18)	(474)	(469)	4
Certara, Inc.	Morgan Stanley	(1,159)	(31,166)	(15,392)	15,734
Change Healthcare, Inc.	Morgan Stanley	(17,491)	(440,472)	(480,828)	(40,928)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Health Care Equipment & Services — (continued)
Clover Health Investments Corp.	Morgan Stanley	(12,127)	$(25,569)	$(20,616)	$4,921
CONMED Corp.	Morgan Stanley	(3,276)	(327,671)	(262,637)	63,890
Covetrus, Inc.	Morgan Stanley	(4,788)	(124,724)	(99,973)	24,589
Cutera, Inc.	Morgan Stanley	(1,170)	(50,464)	(53,352)	(2,954)
Doximity, Inc., Class A	Morgan Stanley	(3,573)	(145,400)	(107,976)	37,235
Embecta Corp.	Morgan Stanley	(2,388)	(70,909)	(68,751)	1,811
Enhabit, Inc.	Morgan Stanley	(626)	(16,910)	(8,789)	8,100
Figs, Inc., Class A	Morgan Stanley	(6,697)	(88,492)	(55,250)	33,127
Globus Medical, Inc., Class A	Morgan Stanley	(40)	(2,418)	(2,383)	33
GoodRx Holdings, Inc., Class A	Morgan Stanley	(3,853)	(100,965)	(17,994)	83,745
Guardant Health, Inc.	Morgan Stanley	(3,813)	(330,089)	(205,254)	124,406
Haemonetics Corp.	Morgan Stanley	(1,871)	(150,407)	(138,510)	11,702
HealthEquity, Inc.	Morgan Stanley	(4,201)	(279,703)	(282,181)	(2,842)
Heska Corp.	Morgan Stanley	(377)	(34,761)	(27,491)	7,225
ICU Medical, Inc.	Morgan Stanley	(2,397)	(398,363)	(360,988)	36,857
Inari Medical, Inc.	Morgan Stanley	(1,568)	(133,736)	(113,900)	19,663
Innovage Holding Corp.	Morgan Stanley	(68)	(408)	(400)	8
Insulet Corp.	Morgan Stanley	(333)	(100,137)	(76,390)	23,617
Integer Holdings Corp.	Morgan Stanley	(1,599)	(123,163)	(99,506)	23,497
LHC Group, Inc.	Morgan Stanley	(158)	(26,549)	(25,858)	657
LifeStance Health Group, Inc.	Morgan Stanley	(4,337)	(33,995)	(28,711)	5,240
Masimo Corp.	Morgan Stanley	(3,056)	(466,240)	(431,385)	34,250
Medtronic PLC	Morgan Stanley	(685)	(62,268)	(55,314)	9,795
Merit Medical Systems, Inc.	Morgan Stanley	(121)	(6,944)	(6,838)	97
Mesa Laboratories, Inc.	Morgan Stanley	(368)	(78,247)	(51,825)	26,155
ModivCare, Inc.	Morgan Stanley	(214)	(23,735)	(21,332)	2,373
National Research Corp.	Morgan Stanley	(14)	(551)	(557)	(9)
Nevro Corp.	Morgan Stanley	(2,483)	(144,766)	(115,708)	28,870
Novocure Ltd. (Jersey)	Morgan Stanley	(1,110)	(115,672)	(84,338)	31,184
NuVasive, Inc.	Morgan Stanley	(507)	(29,369)	(22,212)	7,120
Oak Street Health, Inc.	Morgan Stanley	(2,616)	(141,780)	(64,144)	77,452
Omnicell, Inc.	Morgan Stanley	(3,567)	(388,309)	(310,436)	77,368
Outset Medical, Inc.	Morgan Stanley	(2,444)	(75,186)	(38,933)	36,156
Owens & Minor, Inc.	Morgan Stanley	(5,341)	(169,530)	(128,718)	40,592
Pediatrix Medical Group, Inc.	Morgan Stanley	(1,348)	(30,576)	(22,255)	8,281
Penumbra, Inc.	Morgan Stanley	(2)	(573)	(379)	193
Phreesia, Inc.	Morgan Stanley	(2,757)	(99,477)	(70,248)	29,100
Progyny, Inc.	Morgan Stanley	(3,044)	(159,710)	(112,811)	46,507
QuidelOrtho Corp.	Morgan Stanley	(4,612)	(372,246)	(329,666)	42,097
RadNet, Inc.	Morgan Stanley	(3,099)	(58,834)	(63,065)	(4,307)
ResMed, Inc.	Morgan Stanley	(1,647)	(372,617)	(359,540)	12,235
Schrodinger, Inc.	Morgan Stanley	(3,633)	(207,462)	(90,752)	116,440
Select Medical Holdings Corp.	Morgan Stanley	(5,557)	(142,941)	(122,810)	19,563
Signify Health, Inc., Class A	Morgan Stanley	(4,054)	(63,896)	(118,174)	(54,360)
Silk Road Medical, Inc.	Morgan Stanley	(1,832)	(86,816)	(82,440)	4,085
STERIS PLC (Ireland)	Morgan Stanley	(146)	(33,306)	(24,277)	9,698
Stryker Corp.	Morgan Stanley	(485)	(108,498)	(98,232)	9,789
Surgery Partners, Inc.	Morgan Stanley	(2,363)	(110,701)	(55,294)	55,264
Tandem Diabetes Care, Inc.	Morgan Stanley	(4,153)	(232,472)	(198,721)	33,449

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Health Care Equipment & Services — (continued)
US Physical Therapy, Inc.	Morgan Stanley	(441)	$(47,796)	$(33,525)	$13,946
Varex Imaging Corp.	Morgan Stanley	(205)	(4,456)	(4,334)	117

		(179,125)	(7,665,426)	(6,336,504)	1,320,539

Household & Personal Products
Beauty Health Co. (The)	Morgan Stanley	(3,788)	(45,354)	(44,661)	635
Central Garden & Pet Co., Class A	Morgan Stanley	(1,230)	(50,986)	(42,017)	8,903
Clorox Co. (The)	Morgan Stanley	(1,251)	(182,573)	(160,616)	21,884
Edgewell Personal Care Co.	Morgan Stanley	(3,133)	(118,960)	(117,174)	965
Energizer Holdings, Inc.	Morgan Stanley	(4,487)	(155,275)	(112,803)	38,541
Inter Parfums, Inc.	Morgan Stanley	(672)	(52,392)	(50,709)	1,018
Olaplex Holdings, Inc.	Morgan Stanley	(1,908)	(44,384)	(18,221)	26,106
Reynolds Consumer Products, Inc.	Morgan Stanley	(789)	(23,799)	(20,522)	2,697
WD-40 Co.	Morgan Stanley	(284)	(52,556)	(49,910)	2,552

		(17,542)	(726,279)	(616,633)	103,301

Materials
Agnico Eagle Mines Ltd. (Canada)	Morgan Stanley	(8,425)	(473,640)	(355,788)	110,684
Alamos Gold, Inc., Class A (Canada)	Morgan Stanley	(14,895)	(125,031)	(110,372)	13,652
Albemarle Corp.	Morgan Stanley	(1,126)	(301,770)	(297,759)	2,147
AptarGroup, Inc.	Morgan Stanley	(218)	(28,765)	(20,717)	7,757
Arconic Corp.	Morgan Stanley	(7,467)	(191,472)	(127,238)	63,986
Axalta Coating Systems Ltd. (Bermuda)	Morgan Stanley	(3,161)	(104,871)	(66,571)	38,165
Balchem Corp.	Morgan Stanley	(632)	(82,352)	(76,839)	5,407
Berry Global Group, Inc.	Morgan Stanley	(628)	(39,356)	(29,221)	10,084
Cabot Corp.	Morgan Stanley	(2,557)	(184,451)	(163,367)	20,159
Century Aluminum Co.	Morgan Stanley	(609)	(10,080)	(3,216)	6,852
Coeur Mining, Inc.	Morgan Stanley	(81,855)	(371,832)	(279,944)	91,405
Commercial Metals Co.	Morgan Stanley	(8,543)	(325,209)	(303,106)	20,908
Compass Minerals International, Inc.	Morgan Stanley	(376)	(23,430)	(14,487)	8,797
Diversey Holdings Ltd.	Morgan Stanley	(1,056)	(5,728)	(5,132)	589
Ecolab, Inc.	Morgan Stanley	(378)	(65,068)	(54,591)	11,038
Element Solutions, Inc.	Morgan Stanley	(4,360)	(104,812)	(70,937)	32,659
Equinox Gold Corp. (Canada)	Morgan Stanley	(26,309)	(217,735)	(96,028)	121,424
ERO Copper Corp. (Brazil)	Morgan Stanley	(16)	(173)	(176)	(3)
First Majestic Silver Corp. (Canada)	Morgan Stanley	(7,110)	(52,821)	(54,178)	(1,570)
FMC Corp.	Morgan Stanley	(665)	(70,337)	(70,291)	(237)
Fortuna Silver Mines, Inc. (Canada)	Morgan Stanley	(42,456)	(136,795)	(106,989)	29,628
Graphic Packaging Holding Co.	Morgan Stanley	(2,448)	(52,705)	(48,324)	3,748
Hawkins, Inc.	Morgan Stanley	(231)	(8,646)	(9,007)	(393)
HB Fuller Co.	Morgan Stanley	(2,542)	(174,332)	(152,774)	20,486
Kinross Gold Corp. (Canada)	Morgan Stanley	(59,963)	(272,555)	(225,461)	45,119
Lithium Americas Corp. (Canada)	Morgan Stanley	(9,499)	(215,253)	(249,159)	(34,814)
Mativ Holdings, Inc.	Morgan Stanley	(788)	(24,770)	(17,399)	6,360
MP Materials Corp.	Morgan Stanley	(279)	(16,265)	(7,617)	8,627
Novagold Resources, Inc. (Canada)	Morgan Stanley	(268)	(1,253)	(1,257)	(5)
Origin Materials, Inc.	Morgan Stanley	(979)	(5,255)	(5,052)	197
Piedmont Lithium, Inc.	Morgan Stanley	(40)	(2,240)	(2,140)	309
Quaker Chemical Corp.	Morgan Stanley	(453)	(93,885)	(65,404)	27,667
RPM International, Inc.	Morgan Stanley	(1,924)	(172,288)	(160,288)	10,175

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Materials — (continued)
Schnitzer Steel Industries, Inc., Class A	Morgan Stanley	(2,009)	$(80,939)	$(57,176)	$23,330
Scotts Miracle-Gro Co. (The)	Morgan Stanley	(5,425)	(600,938)	(231,919)	361,173
Sherwin-Williams Co. (The)	Morgan Stanley	(975)	(237,190)	(199,631)	36,681
Sonoco Products Co.	Morgan Stanley	(3,393)	(204,065)	(192,485)	8,599
Southern Copper Corp. (Peru)	Morgan Stanley	(967)	(45,992)	(43,360)	2,572
Stepan Co.	Morgan Stanley	(360)	(42,505)	(33,721)	8,211
Trinseo PLC (Ireland)	Morgan Stanley	(1,918)	(97,998)	(35,138)	61,646
Valvoline, Inc.	Morgan Stanley	(3,676)	(124,429)	(93,150)	30,495
Vulcan Materials Co.	Morgan Stanley	(518)	(105,581)	(81,694)	23,057
West Fraser Timber Co. Ltd. (Canada)	Morgan Stanley	(666)	(61,486)	(48,278)	13,134
Wheaton Precious Metals Corp. (Canada)	Morgan Stanley	(313)	(16,044)	(10,129)	5,801
Worthington Industries, Inc.	Morgan Stanley	(1,966)	(103,331)	(74,983)	26,778

		(314,442)	(5,675,673)	(4,352,493)	1,282,484

Media & Entertainment
Advantage Solutions, Inc.	Morgan Stanley	(1,382)	(5,643)	(2,944)	2,693
Altice USA, Inc., Class A	Morgan Stanley	(4,015)	(45,467)	(23,407)	22,001
AMC Networks, Inc., Class A	Morgan Stanley	(1,486)	(48,617)	(30,166)	18,388
Angi, Inc.	Morgan Stanley	(18,763)	(193,963)	(55,351)	138,360
Cable One, Inc.	Morgan Stanley	(33)	(67,452)	(28,151)	39,944
Cargurus, Inc.	Morgan Stanley	(16,441)	(480,184)	(232,969)	246,592
Cars.com, Inc.	Morgan Stanley	(258)	(2,947)	(2,967)	(24)
DISH Network Corp., Class A	Morgan Stanley	(27,645)	(569,604)	(382,330)	186,534
EW Scripps Co. (The), Class A	Morgan Stanley	(2,037)	(25,857)	(22,957)	2,694
Gray Television, Inc.	Morgan Stanley	(7,475)	(157,138)	(107,042)	48,224
IAC, Inc.	Morgan Stanley	(6,706)	(544,949)	(371,378)	172,862
Lions Gate Entertainment Corp., Class B (Canada)	Morgan Stanley	(4,839)	(63,754)	(33,631)	30,040
Madison Square Garden Entertainment Corp.	Morgan Stanley	(1,171)	(67,686)	(51,629)	15,969
Magnite, Inc.	Morgan Stanley	(10,404)	(194,048)	(68,354)	125,442
ROBLOX Corp., Class A	Morgan Stanley	(8,211)	(312,792)	(294,282)	17,049
Roku, Inc.	Morgan Stanley	(7,955)	(638,954)	(448,662)	189,461
Scholastic Corp.	Morgan Stanley	(30)	(925)	(923)	1
Shaw Communications, Inc., Class B (Canada)	Morgan Stanley	(859)	(22,736)	(20,891)	1,713
Snap, Inc., Class A	Morgan Stanley	(35,939)	(608,952)	(352,921)	255,240
Vimeo, Inc.	Morgan Stanley	(1,782)	(19,250)	(7,128)	12,097
Warner Bros Discovery, Inc.	Morgan Stanley	(63,484)	(832,155)	(730,066)	101,008
WideOpenWest, Inc.	Morgan Stanley	(2,113)	(40,313)	(25,927)	14,334
World Wrestling Entertainment, Inc., Class A	Morgan Stanley	(1,671)	(114,588)	(117,254)	(2,911)

		(224,699)	(5,057,974)	(3,411,330)	1,637,711

Pharmaceuticals, Biotechnology & Life Sciences
10X Genomics, Inc., Class A	Morgan Stanley	(8,692)	(505,099)	(247,548)	256,895
AbCellera Biologics, Inc. (Canada)	Morgan Stanley	(6,115)	(65,848)	(60,477)	5,335
Adaptive Biotechnologies Corp.	Morgan Stanley	(4,657)	(148,606)	(33,158)	115,256
Alkermes PLC	Morgan Stanley	(358)	(9,349)	(7,994)	2,316
Arvinas, Inc.	Morgan Stanley	(1,134)	(96,720)	(50,452)	46,143
Aurinia Pharmaceuticals, Inc. (Canada)	Morgan Stanley	(3,432)	(42,120)	(25,809)	16,257
Avid Bioservices, Inc.	Morgan Stanley	(1,740)	(42,937)	(33,269)	9,438
Azenta, Inc.	Morgan Stanley	(3,487)	(305,902)	(149,453)	155,895
Biogen, Inc.	Morgan Stanley	(133)	(35,429)	(35,511)	(128)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Bridgebio Pharma, Inc.	Morgan Stanley	(1,236)	$(45,832)	$(12,286)	$33,487
Bruker Corp.	Morgan Stanley	(144)	(7,720)	(7,641)	70
CareDx, Inc.	Morgan Stanley	(2,751)	(90,886)	(46,822)	43,946
Catalent, Inc.	Morgan Stanley	(5,882)	(547,308)	(425,622)	120,975
Charles River Laboratories International, Inc.	Morgan Stanley	(320)	(65,750)	(62,976)	3,033
Cronos Group, Inc. (Canada)	Morgan Stanley	(1,826)	(5,372)	(5,149)	216
Cytek Biosciences, Inc.	Morgan Stanley	(2,175)	(28,592)	(32,016)	(3,461)
Eli Lilly & Co.	Morgan Stanley	(1,410)	(455,046)	(455,923)	(1,469)
Emergent BioSolutions, Inc.	Morgan Stanley	(1,882)	(72,223)	(39,503)	32,626
Exact Sciences Corp.	Morgan Stanley	(112)	(8,614)	(3,639)	4,964
Halozyme Therapeutics, Inc.	Morgan Stanley	(4,539)	(188,658)	(179,472)	8,942
Horizon Therapeutics PLC (Ireland)	Morgan Stanley	(6,728)	(430,058)	(416,396)	12,304
ImmunoGen, Inc.	Morgan Stanley	(482)	(2,486)	(2,304)	278
Intellia Therapeutics, Inc.	Morgan Stanley	(188)	(20,154)	(10,520)	9,608
Intra-Cellular Therapies, Inc.	Morgan Stanley	(4,602)	(226,698)	(214,131)	12,272
Jazz Pharmaceuticals PLC (Ireland)	Morgan Stanley	(546)	(85,863)	(72,776)	13,919
Medpace Holdings, Inc.	Morgan Stanley	(237)	(38,422)	(37,249)	1,123
Myriad Genetics, Inc.	Morgan Stanley	(11)	(267)	(210)	368
Nektar Therapeutics	Morgan Stanley	(2,536)	(31,128)	(8,115)	22,973
NeoGenomics, Inc.	Morgan Stanley	(14,013)	(240,405)	(120,652)	119,441
Novavax, Inc.	Morgan Stanley	(292)	(48,847)	(5,314)	43,470
Organon & Co.	Morgan Stanley	(5,627)	(162,222)	(131,672)	30,699
Pacific Biosciences of California, Inc.	Morgan Stanley	(12,388)	(76,224)	(71,912)	4,213
Pacira BioSciences, Inc.	Morgan Stanley	(850)	(51,591)	(45,212)	6,312
Perrigo Co. PLC (Ireland)	Morgan Stanley	(10,785)	(446,543)	(384,593)	57,334
Prothena Corp. PLC (Ireland)	Morgan Stanley	(49)	(1,522)	(2,971)	(2,415)
Reata Pharmaceuticals, Inc., Class A	Morgan Stanley	(906)	(22,757)	(22,768)	(40)
Revance Therapeutics, Inc.	Morgan Stanley	(2,129)	(33,022)	(57,483)	(24,515)
Sana Biotechnology, Inc.	Morgan Stanley	(256)	(3,861)	(1,536)	2,320
Sotera Health Co.	Morgan Stanley	(2,242)	(48,717)	(15,290)	33,364
SpringWorks Therapeutics, Inc.	Morgan Stanley	(832)	(46,205)	(23,737)	22,409
Supernus Pharmaceuticals, Inc.	Morgan Stanley	(2,078)	(59,410)	(70,340)	(11,007)
Syndax Pharmaceuticals, Inc.	Morgan Stanley	(748)	(17,393)	(17,974)	(966)
Syneos Health, Inc.	Morgan Stanley	(485)	(35,354)	(22,868)	12,440
Thermo Fisher Scientific, Inc.	Morgan Stanley	(286)	(164,329)	(145,056)	19,029
Twist Bioscience Corp.	Morgan Stanley	(552)	(49,138)	(19,452)	29,622
Ultragenyx Pharmaceutical, Inc.	Morgan Stanley	(2,664)	(134,466)	(110,316)	24,006

		(124,537)	(5,245,093)	(3,945,567)	1,289,297

Retailing
Abercrombie & Fitch Co., Class A	Morgan Stanley	(1,679)	(43,449)	(26,108)	17,285
Advance Auto Parts, Inc.	Morgan Stanley	(1,224)	(231,232)	(191,360)	38,465
American Eagle Outfitters, Inc.	Morgan Stanley	(3,123)	(45,244)	(30,387)	14,332
Boot Barn Holdings, Inc.	Morgan Stanley	(1,775)	(149,467)	(103,766)	45,506
Burlington Stores, Inc.	Morgan Stanley	(488)	(92,316)	(54,602)	37,594
Caleres, Inc.	Morgan Stanley	(1,199)	(32,199)	(29,040)	3,043
CarMax, Inc.	Morgan Stanley	(3,903)	(529,210)	(257,676)	270,846
Carvana Co.	Morgan Stanley	(2,038)	(202,559)	(41,371)	160,925
Chewy, Inc., Class A	Morgan Stanley	(2,945)	(179,881)	(90,470)	89,177
ContextLogic, Inc., Class A	Morgan Stanley	(49,324)	(83,492)	(36,199)	47,185

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Retailing — (continued)
Dick’s Sporting Goods, Inc.	Morgan Stanley	(362)	$(36,680)	$(37,880)	$(1,381)
Dollar General Corp.	Morgan Stanley	(151)	(36,444)	(36,219)	178
Dollar Tree, Inc.	Morgan Stanley	(776)	(108,440)	(105,614)	2,686
DoorDash, Inc., Class A	Morgan Stanley	(699)	(35,047)	(34,566)	436
Five Below, Inc.	Morgan Stanley	(828)	(158,634)	(113,991)	44,438
Floor & Decor Holdings, Inc., Class A	Morgan Stanley	(2,447)	(257,051)	(171,926)	84,791
Foot Locker, Inc.	Morgan Stanley	(2,328)	(94,675)	(72,471)	20,500
Franchise Group, Inc.	Morgan Stanley	(1,290)	(48,250)	(31,347)	15,481
Funko, Inc., Class A	Morgan Stanley	(5,083)	(110,414)	(102,778)	7,493
Gap, Inc. (The)	Morgan Stanley	(819)	(7,062)	(6,724)	329
Genuine Parts Co.	Morgan Stanley	(182)	(28,252)	(27,176)	1,053
Kohl’s Corp.	Morgan Stanley	(4,475)	(195,232)	(112,546)	79,238
Leslie’s, Inc.	Morgan Stanley	(801)	(22,019)	(11,783)	10,208
Lithia Motors, Inc.	Morgan Stanley	(370)	(103,081)	(79,383)	23,511
Macy’s, Inc.	Morgan Stanley	(8,036)	(140,037)	(125,924)	12,747
National Vision Holdings, Inc.	Morgan Stanley	(2,606)	(106,899)	(85,086)	21,609
Ollie’s Bargain Outlet Holdings, Inc.	Morgan Stanley	(734)	(37,309)	(37,874)	(624)
O’Reilly Automotive, Inc.	Morgan Stanley	(152)	(106,673)	(106,909)	(374)
Petco Health & Wellness Co., Inc.	Morgan Stanley	(19,345)	(345,846)	(215,890)	129,507
Pool Corp.	Morgan Stanley	(82)	(37,630)	(26,093)	11,281
Poshmark, Inc., Class A	Morgan Stanley	(2,760)	(53,144)	(43,249)	9,826
Qurate Retail, Inc.	Morgan Stanley	(42,187)	(240,223)	(84,796)	155,116
RH	Morgan Stanley	(253)	(63,366)	(62,256)	1,028
Sally Beauty Holdings, Inc.	Morgan Stanley	(6,091)	(98,552)	(76,747)	21,677
Sleep Number Corp.	Morgan Stanley	(333)	(21,145)	(11,259)	9,859
Sonic Automotive, Inc., Class A	Morgan Stanley	(336)	(18,181)	(14,549)	3,528
Tractor Supply Co.	Morgan Stanley	(805)	(177,291)	(149,633)	26,292
Urban Outfitters, Inc.	Morgan Stanley	(2,249)	(60,737)	(44,193)	16,465
Wayfair, Inc., Class A	Morgan Stanley	(2,015)	(142,970)	(65,588)	77,196

		(176,293)	(4,480,333)	(2,955,429)	1,508,452

Semiconductors & Semiconductor Equipment
ACM Research, Inc., Class A	Morgan Stanley	(7,590)	(174,522)	(94,571)	79,724
Advanced Micro Devices, Inc.	Morgan Stanley	(464)	(47,731)	(29,399)	18,271
Ambarella, Inc. (Cayman Islands)	Morgan Stanley	(3,041)	(206,842)	(170,843)	35,731
Amkor Technology, Inc.	Morgan Stanley	(607)	(15,523)	(10,349)	5,056
CEVA, Inc.	Morgan Stanley	(455)	(18,103)	(11,935)	6,145
Cirrus Logic, Inc.	Morgan Stanley	(1,014)	(91,728)	(69,763)	22,155
Entegris, Inc.	Morgan Stanley	(3,299)	(343,358)	(273,883)	70,629
First Solar, Inc.	Morgan Stanley	(608)	(51,120)	(80,420)	(31,090)
FormFactor, Inc.	Morgan Stanley	(1,029)	(42,555)	(25,776)	16,835
Ichor Holdings Ltd. (Cayman Islands)	Morgan Stanley	(2,214)	(67,936)	(53,601)	14,247
Impinj, Inc.	Morgan Stanley	(747)	(43,080)	(59,782)	(16,874)
Intel Corp.	Morgan Stanley	(29,950)	(1,043,508)	(771,811)	264,055
MACOM Technology Solutions Holdings, Inc.	Morgan Stanley	(255)	(14,811)	(13,206)	1,586
Marvell Technology, Inc.	Morgan Stanley	(6,189)	(286,144)	(265,570)	20,202
Skyworks Solutions, Inc.	Morgan Stanley	(766)	(75,538)	(65,317)	10,932
SMART Global Holdings, Inc. (Cayman Islands)	Morgan Stanley	(5,792)	(156,116)	(91,919)	63,995
Texas Instruments, Inc.	Morgan Stanley	(668)	(109,965)	(103,393)	7,045

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Semiconductors & Semiconductor Equipment — (continued)
Ultra Clean Holdings, Inc.	Morgan Stanley	(2,513)	$(79,229)	$(64,710)	$14,417
Wolfspeed, Inc.	Morgan Stanley	(273)	(27,695)	(28,217)	(711)

		(67,474)	(2,895,504)	(2,284,465)	602,350

Software & Services
Affirm Holdings, Inc.	Morgan Stanley	(3,561)	(79,819)	(66,804)	12,911
Agilysys, Inc.	Morgan Stanley	(24)	(1,241)	(1,328)	(88)
Alarm.com Holdings, Inc.	Morgan Stanley	(2,733)	(174,943)	(177,262)	(2,554)
Alteryx, Inc., Class A	Morgan Stanley	(442)	(54,740)	(24,681)	29,988
Appfolio, Inc., Class A	Morgan Stanley	(778)	(94,648)	(81,472)	12,957
AppLovin Corp., Class A.	Morgan Stanley	(21,689)	(599,413)	(422,719)	175,916
Asana, Inc., Class A	Morgan Stanley	(1,672)	(115,706)	(37,169)	78,388
Aspen Technology, Inc.	Morgan Stanley	(1,330)	(283,915)	(316,806)	(33,259)
Avalara, Inc.	Morgan Stanley	(1,424)	(205,977)	(130,723)	74,987
BigCommerce Holdings, Inc.	Morgan Stanley	(3,262)	(82,515)	(48,278)	34,130
Black Knight, Inc.	Morgan Stanley	(289)	(19,033)	(18,707)	302
Blackbaud, Inc.	Morgan Stanley	(1,648)	(102,813)	(72,611)	30,069
Blackline, Inc.	Morgan Stanley	(436)	(32,915)	(26,116)	6,757
Block, Inc.	Morgan Stanley	(1,370)	(116,033)	(75,336)	40,546
Braze, Inc., Class A	Morgan Stanley	(1,269)	(44,605)	(44,199)	348
Broadridge Financial Solutions, Inc.	Morgan Stanley	(165)	(25,822)	(23,813)	1,998
C3.ai, Inc., Class A	Morgan Stanley	(2,799)	(38,792)	(34,988)	3,755
Clearwater Analytics Holdings, Inc., Class A	Morgan Stanley	(887)	(17,365)	(14,893)	2,450
CommVault Systems, Inc.	Morgan Stanley	(650)	(43,148)	(34,476)	8,617
Conduent, Inc.	Morgan Stanley	(5,853)	(30,594)	(19,549)	11,006
Confluent, Inc., Class A	Morgan Stanley	(5,467)	(218,683)	(129,951)	88,449
Coupa Software, Inc.	Morgan Stanley	(1,712)	(286,612)	(100,666)	185,574
CSG Systems International, Inc.	Morgan Stanley	(707)	(39,712)	(37,386)	2,151
Cyxtera Technologies, Inc.	Morgan Stanley	(1,163)	(7,020)	(4,745)	2,266
Digital Turbine, Inc.	Morgan Stanley	(2,169)	(110,672)	(31,255)	79,972
Dolby Laboratories, Inc., Class A	Morgan Stanley	(299)	(23,604)	(19,480)	4,165
Domo, Inc., Class B	Morgan Stanley	(1,102)	(51,066)	(19,825)	31,175
DoubleVerify Holdings, Inc.	Morgan Stanley	(3,498)	(80,979)	(95,670)	(15,036)
Duck Creek Technologies, Inc.	Morgan Stanley	(1,020)	(26,684)	(12,087)	14,563
Dynatrace, Inc.	Morgan Stanley	(187)	(14,305)	(6,509)	7,778
Envestnet, Inc.	Morgan Stanley	(4,788)	(321,979)	(212,587)	108,974
Everbridge, Inc.	Morgan Stanley	(4,692)	(214,369)	(144,889)	69,078
Fastly, Inc., Class A	Morgan Stanley	(12,282)	(227,337)	(112,503)	114,538
Fiserv, Inc.	Morgan Stanley	(2,585)	(275,835)	(241,878)	36,656
Flywire Corp.	Morgan Stanley	(712)	(12,585)	(16,348)	(3,778)
ForgeRock, Inc., Class A	Morgan Stanley	(478)	(7,478)	(6,945)	523
Grid Dynamics Holdings, Inc.	Morgan Stanley	(793)	(12,295)	(14,853)	(2,577)
Guidewire Software, Inc.	Morgan Stanley	(1,394)	(138,623)	(85,843)	52,600
International Business Machines Corp.	Morgan Stanley	(413)	(50,161)	(49,069)	1,028
International Money Express, Inc.	Morgan Stanley	(1,836)	(43,737)	(41,842)	1,839
Intuit, Inc.	Morgan Stanley	(77)	(33,453)	(29,824)	6,859
Jamf Holding Corp.	Morgan Stanley	(4,603)	(146,395)	(102,002)	44,203
JFrog Ltd. (Israel)	Morgan Stanley	(1,557)	(52,843)	(34,425)	18,389
Lightspeed Commerce, Inc. (Canada)	Morgan Stanley	(11,186)	(353,572)	(196,650)	156,463
LivePerson, Inc.	Morgan Stanley	(12,386)	(224,525)	(116,676)	107,558

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
LiveRamp Holdings, Inc.	Morgan Stanley	(4,906)	$(144,920)	$(89,093)	$55,640
MeridianLink, Inc.	Morgan Stanley	(29)	(484)	(472)	12
Momentive Global, Inc.	Morgan Stanley	(1,772)	(10,428)	(10,295)	120
MongoDB, Inc.	Morgan Stanley	(1,968)	(427,239)	(390,766)	35,918
nCino, Inc.	Morgan Stanley	(1,882)	(102,109)	(64,195)	37,782
Okta, Inc.	Morgan Stanley	(5,501)	(558,966)	(312,842)	245,398
Olo, Inc., Class A.	Morgan Stanley	(7,868)	(69,953)	(62,157)	7,705
Oracle Corp.	Morgan Stanley	(3,962)	(251,245)	(241,959)	8,959
PagerDuty, Inc.	Morgan Stanley	(3,074)	(72,248)	(70,917)	1,237
Palo Alto Networks, Inc.	Morgan Stanley	(877)	(166,262)	(143,644)	22,923
Paymentus Holdings, Inc., Class A	Morgan Stanley	(2,266)	(38,382)	(22,026)	16,307
Paysafe Ltd. (Bermuda)	Morgan Stanley	(8,992)	(48,336)	(12,409)	35,865
Pegasystems, Inc.	Morgan Stanley	(2,021)	(72,744)	(64,955)	7,636
Perficient, Inc.	Morgan Stanley	(530)	(68,933)	(34,461)	34,383
Ping Identity Holding Corp.	Morgan Stanley	(499)	(17,989)	(14,007)	4,393
Q2 Holdings, Inc.	Morgan Stanley	(640)	(78,917)	(20,608)	58,207
Qualtrics International, Inc., Class A	Morgan Stanley	(11,870)	(194,745)	(120,837)	73,655
Rackspace Technology, Inc.	Morgan Stanley	(2,403)	(59,599)	(9,804)	49,718
Rapid7, Inc.	Morgan Stanley	(1,230)	(85,332)	(52,767)	32,454
RingCentral, Inc., Class A.	Morgan Stanley	(4,930)	(455,719)	(197,003)	258,124
SentinelOne, Inc., Class A	Morgan Stanley	(1,237)	(38,380)	(31,618)	6,713
Shopify, Inc., Class A (Canada)	Morgan Stanley	(10,302)	(353,739)	(277,536)	75,744
Smartsheet, Inc., Class A	Morgan Stanley	(3,965)	(208,394)	(136,237)	71,900
SolarWinds Corp.	Morgan Stanley	(824)	(16,917)	(6,386)	9,273
Sumo Logic, Inc.	Morgan Stanley	(2,408)	(42,946)	(18,060)	24,831
TaskUS, Inc., Class A.	Morgan Stanley	(4,354)	(90,532)	(70,099)	20,316
Tenable Holdings, Inc.	Morgan Stanley	(3,800)	(151,042)	(132,240)	18,606
Thoughtworks Holding, Inc.	Morgan Stanley	(1,570)	(20,133)	(16,469)	3,638
Twilio, Inc., Class A	Morgan Stanley	(6,417)	(790,872)	(443,671)	345,967
Tyler Technologies, Inc.	Morgan Stanley	(4)	(2,111)	(1,390)	719
UiPath, Inc., Class A	Morgan Stanley	(15,454)	(208,451)	(194,875)	13,306
Varonis Systems, Inc.	Morgan Stanley	(1,096)	(30,966)	(29,066)	1,861
WEX, Inc.	Morgan Stanley	(154)	(34,607)	(19,549)	15,014
Workiva, Inc.	Morgan Stanley	(208)	(13,975)	(16,182)	(2,411)
Zeta Global Holdings Corp., Class A	Morgan Stanley	(3,204)	(22,219)	(21,178)	978
Zuora, Inc., Class A	Morgan Stanley	(3,650)	(42,231)	(26,937)	15,239

		(255,254)	(10,130,626)	(6,912,548)	3,210,764

Technology Hardware & Equipment
3D Systems Corp.	Morgan Stanley	(8,167)	(79,734)	(65,173)	14,458
ADTRAN Holdings, Inc.	Morgan Stanley	(1,895)	(36,385)	(37,104)	(766)
Advanced Energy Industries, Inc.	Morgan Stanley	(1,472)	(132,133)	(113,948)	17,633
Arista Networks, Inc.	Morgan Stanley	(1,251)	(157,904)	(141,225)	16,473
Arrow Electronics, Inc.	Morgan Stanley	(2,553)	(282,707)	(235,361)	46,979
Belden, Inc.	Morgan Stanley	(1,604)	(105,973)	(96,272)	9,505
Benchmark Electronics, Inc.	Morgan Stanley	(865)	(20,858)	(21,435)	(832)
Calix, Inc.	Morgan Stanley	(1,736)	(100,839)	(106,139)	(5,431)
Ciena Corp.	Morgan Stanley	(7,834)	(342,094)	(316,729)	24,921
Cognex Corp.	Morgan Stanley	(4,288)	(214,689)	(177,738)	36,451
CommScope Holding Co., Inc.	Morgan Stanley	(28,960)	(345,172)	(266,722)	78,002

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Technology Hardware & Equipment — (continued)
Corsair Gaming, Inc.	Morgan Stanley	(5,577)	$(99,459)	$(63,299)	$36,031
CTS Corp.	Morgan Stanley	(208)	(8,767)	(8,663)	86
ePlus, Inc.	Morgan Stanley	(288)	(13,475)	(11,964)	1,495
Fabrinet (Cayman Islands)	Morgan Stanley	(822)	(73,954)	(78,460)	(4,602)
Infinera Corp.	Morgan Stanley	(4,205)	(23,624)	(20,352)	3,242
Insight Enterprises, Inc.	Morgan Stanley	(1,710)	(161,967)	(140,921)	20,836
IPG Photonics Corp.	Morgan Stanley	(87)	(7,489)	(7,338)	141
Itron, Inc.	Morgan Stanley	(772)	(39,096)	(32,509)	6,536
Jabil, Inc.	Morgan Stanley	(295)	(17,112)	(17,024)	(63)
Juniper Networks, Inc.	Morgan Stanley	(2,080)	(60,571)	(54,330)	5,844
Littelfuse, Inc.	Morgan Stanley	(100)	(26,050)	(19,869)	5,999
National Instruments Corp.	Morgan Stanley	(5,151)	(198,836)	(194,399)	247
Novanta, Inc. (Canada)	Morgan Stanley	(373)	(61,013)	(43,137)	17,796
PAR Technology Corp.	Morgan Stanley	(803)	(28,651)	(23,713)	4,901
Plexus Corp.	Morgan Stanley	(1,015)	(84,286)	(88,873)	(4,696)
Rogers Corp.	Morgan Stanley	(1,084)	(289,364)	(262,198)	27,016
ScanSource, Inc.	Morgan Stanley	(10)	(267)	(264)	5
Stratasys Ltd. (Israel)	Morgan Stanley	(3,235)	(61,287)	(46,616)	14,591
Super Micro Computer, Inc.	Morgan Stanley	(954)	(39,430)	(52,537)	(13,157)
TD SYNNEX Corp.	Morgan Stanley	(2,599)	(263,174)	(211,013)	50,946
Teledyne Technologies, Inc.	Morgan Stanley	(55)	(25,380)	(18,561)	6,787
TTM Technologies, Inc.	Morgan Stanley	(2,686)	(41,789)	(35,401)	6,333
Ubiquiti, Inc.	Morgan Stanley	(403)	(116,695)	(118,305)	(2,244)
Viasat, Inc.	Morgan Stanley	(4,876)	(201,496)	(147,401)	53,833
Viavi Solutions, Inc.	Morgan Stanley	(3,014)	(47,074)	(39,333)	7,776
Vontier Corp.	Morgan Stanley	(2,391)	(56,719)	(39,954)	16,625

		(105,418)	(3,865,513)	(3,354,280)	499,697

Telecommunication Services
Frontier Communications Parent, Inc.	Morgan Stanley	(9,439)	(247,014)	(221,156)	25,537
Globalstar, Inc.	Morgan Stanley	(60,380)	(93,216)	(96,004)	(3,013)
Gogo, Inc.	Morgan Stanley	(2,213)	(33,066)	(26,822)	6,202
Radius Global Infrastructure, Inc., Class A	Morgan Stanley	(1,956)	(26,344)	(18,426)	7,884
Shenandoah Telecommunications Co.	Morgan Stanley	(908)	(32,007)	(15,454)	9,532

		(74,896)	(431,647)	(377,862)	46,142

Transportation
Air Transport Services Group, Inc.	Morgan Stanley	(1,036)	(26,732)	(24,957)	1,741
Allegiant Travel Co.	Morgan Stanley	(1,639)	(167,400)	(119,614)	47,569
Atlas Air Worldwide Holdings, Inc.	Morgan Stanley	(635)	(62,389)	(60,687)	1,622
Canadian Pacific Railway Ltd. (Canada)	Morgan Stanley	(1,406)	(110,992)	(93,808)	16,902
JB Hunt Transport Services, Inc.	Morgan Stanley	(280)	(57,681)	(43,798)	13,536
JetBlue Airways Corp.	Morgan Stanley	(6,449)	(54,703)	(42,757)	11,875
Kirby Corp.	Morgan Stanley	(2,142)	(144,030)	(130,169)	13,674
Lyft, Inc., Class A.	Morgan Stanley	(2,750)	(56,275)	(36,218)	19,985
PAM Transportation Services, Inc.	Morgan Stanley	(6)	(186)	(186)	—
Sun Country Airlines Holdings, Inc.	Morgan Stanley	(4,925)	(96,655)	(67,029)	29,500
TFI International, Inc. (Canada)	Morgan Stanley	(362)	(40,431)	(32,754)	7,315

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Concluded)

September 30, 2022

Total Return Swaps (concluded)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Transportation — (continued)
TuSimple Holdings, Inc., Class A	Morgan Stanley	(13,973)	$(105,288)	$(106,195)	$(1,043)
Werner Enterprises, Inc.	Morgan Stanley	(2,039)	(93,916)	(76,666)	16,250

		(37,642)	(1,016,678)	(834,838)	178,926

Utilities
Algonquin Power & Utilities Corp. (Canada)	Morgan Stanley	(5,102)	(80,702)	(55,663)	20,051
ALLETE, Inc.	Morgan Stanley	(584)	(31,524)	(29,229)	(714)
Alliant Energy Corp.	Morgan Stanley	(1,607)	(95,835)	(85,155)	9,869
American Electric Power Co., Inc.	Morgan Stanley	(712)	(70,532)	(61,552)	8,333
Atmos Energy Corp.	Morgan Stanley	(1,132)	(131,917)	(115,294)	16,719
Avangrid, Inc.	Morgan Stanley	(1,969)	(96,156)	(82,107)	10,749
Avista Corp.	Morgan Stanley	(718)	(31,534)	(26,602)	4,028
Black Hills Corp.	Morgan Stanley	(682)	(49,550)	(46,192)	1,879
Brookfield Renewable Corp, Class A (Canada)	Morgan Stanley	(433)	(16,119)	(14,150)	1,835
Clearway Energy, Inc., Class A	Morgan Stanley	(667)	(17,476)	(19,410)	(3,288)
Clearway Energy, Inc., Class C	Morgan Stanley	(1,100)	(40,675)	(35,035)	5,449
CMS Energy Corp.	Morgan Stanley	(5,715)	(397,463)	(332,842)	62,459
Edison International	Morgan Stanley	(758)	(51,416)	(42,888)	7,932
Essential Utilities, Inc.	Morgan Stanley	(1,547)	(72,732)	(64,015)	8,011
Evergy, Inc.	Morgan Stanley	(1,137)	(78,825)	(67,538)	9,847
Eversource Energy	Morgan Stanley	(462)	(42,036)	(36,018)	4,524
Fortis, Inc. (Canada)	Morgan Stanley	(2,270)	(105,223)	(86,237)	18,213
IDACORP, Inc.	Morgan Stanley	(422)	(45,484)	(41,782)	3,327
New Jersey Resources Corp.	Morgan Stanley	(556)	(22,097)	(21,517)	(283)
Northwest Natural Holding Co.	Morgan Stanley	(962)	(50,373)	(41,732)	6,956
NorthWestern Corp.	Morgan Stanley	(527)	(34,166)	(25,971)	6,150
OGE Energy Corp.	Morgan Stanley	(4,985)	(201,238)	(181,753)	18,365
ONE Gas, Inc.	Morgan Stanley	(1,817)	(148,961)	(127,899)	19,177
Pinnacle West Capital Corp.	Morgan Stanley	(1,511)	(123,483)	(97,475)	19,961
Portland General Electric Co.	Morgan Stanley	(2,575)	(129,565)	(111,909)	14,546
PPL Corp.	Morgan Stanley	(13,645)	(407,818)	(345,901)	59,021
SJW Group.	Morgan Stanley	(445)	(29,135)	(25,632)	2,483
South Jersey Industries, Inc.	Morgan Stanley	(1,151)	(32,807)	(38,466)	(7,446)
Southwest Gas Holdings, Inc.	Morgan Stanley	(1,472)	(106,585)	(102,672)	1,024
Spire, Inc.	Morgan Stanley	(311)	(23,083)	(19,385)	2,579
TransAlta Corp. (Canada)	Morgan Stanley	(260)	(2,404)	(2,296)	106
Vistra Corp.	Morgan Stanley	(3,781)	(91,505)	(79,401)	11,611

		(61,015)	(2,858,419)	(2,463,718)	343,473

Total Reference Entity — Short			(81,412,668)	(63,074,678)	17,992,654

Net Value of Reference Entity			$(62,978,397)	$(45,922,870)	$17,112,978

*	Includes $57,451 related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — 46.6%
Automobiles & Components — 0.4%
BorgWarner, Inc.(a)	15,636	$490,971
Ford Motor Co.(a)	105,024	1,176,269
General Motors Co.	1,160	37,224

		1,704,464

Banks — 1.9%
Bank of America Corp.(a)	26,216	791,723
First Republic Bank(a)	8,808	1,149,884
JPMorgan Chase & Co.(a)	17,084	1,785,278
PNC Financial Services Group, Inc. (The)(a)	7,642	1,141,868
Signature Bank(a)	11,255	1,699,505
SVB Financial Group(a)*	3,316	1,113,447

		7,681,705

Capital Goods — 4.3%
3M Co.(a)	8,801	972,510
A.O. Smith Corp.(a)	8,209	398,793
AMETEK, Inc.(a)	4,289	486,415
Caterpillar, Inc.	1,244	204,116
Cummins, Inc.(a)	1,711	348,206
Emerson Electric Co.(a)	10,388	760,609
Fortive Corp.(a)	6,287	366,532
General Dynamics Corp.(a)	7,575	1,607,188
General Electric Co.(a)	17,101	1,058,723
Illinois Tool Works, Inc.(a)	3,046	550,260
Johnson Controls International PLC (Ireland)	8,496	418,173
Lockheed Martin Corp.(a)	4,328	1,671,863
Masco Corp.(a)	26,477	1,236,211
Nordson Corp.(a)	1,099	233,285
Northrop Grumman Corp.(a)	509	239,393
Otis Worldwide Corp.	4,185	267,003
Parker-Hannifin Corp.(a)	4,843	1,173,507
Pentair PLC (Ireland)	43,847	1,781,504
Snap-on, Inc.(a)	1,043	210,008
Textron, Inc.(a)	22,640	1,319,006
Trane Technologies PLC (Ireland)	4,339	628,331
United Rentals, Inc.(a)*	1,848	499,182
WW Grainger, Inc.(a)	1,638	801,293

		17,232,111

Commercial & Professional Services — 0.9%
Cintas Corp.(a)	320	124,221
Nielsen Holdings PLC (United Kingdom)	62,699	1,738,016
Robert Half International, Inc.(a)	7,762	593,793
Waste Management, Inc.(a)	8,001	1,281,840

		3,737,870

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — 0.7%
DR Horton, Inc.(a)	5,471	$368,472
Lennar Corp., Class A	620	46,221
NIKE, Inc., Class B(a)	4,157	345,530
Tapestry, Inc.(a)	61,314	1,743,157
Whirlpool Corp.(a)	2,430	327,588

		2,830,968

Consumer Services — 1.0%
Booking Holdings, Inc.*	171	280,989
Marriott International, Inc., Class A(a)	3,459	484,744
McDonald’s Corp.(a)	6,776	1,563,494
Starbucks Corp.(a)	14,673	1,236,347
Yum! Brands, Inc.(a)	3,592	381,974

		3,947,548

Diversified Financials — 2.4%
American Express Co.(a)	1,178	158,924
Berkshire Hathaway, Inc., Class B(a)*	1,206	322,026
BlackRock, Inc.(a)	1,670	918,968
Capital One Financial Corp.(a)	7,500	691,275
Charles Schwab Corp. (The)(a)	8,649	621,604
Franklin Resources, Inc.(a)	45,383	976,642
Goldman Sachs Group, Inc. (The)	429	125,718
Intercontinental Exchange, Inc.(a)	20,922	1,890,303
Invesco Ltd. (Bermuda)	48,933	670,382
Moody’s Corp.(a)	1,437	349,349
Nasdaq, Inc.(a)	26,506	1,502,360
Raymond James Financial, Inc.	540	53,363
S&P Global, Inc.	1,207	368,557
T Rowe Price Group, Inc.(a)	11,212	1,177,372

		9,826,843

Energy — 3.0%
APA Corp.(a)	41,417	1,416,047
Chevron Corp.(a)	5,746	825,528
ConocoPhillips(a)	5,666	579,858
Devon Energy Corp.(a)	12,088	726,851
Diamondback Energy, Inc.(a)	3,236	389,809
EOG Resources, Inc.(a)	12,044	1,345,676
Exxon Mobil Corp.(a)	9,703	847,169
Halliburton Co.(a)	30,904	760,857
Kinder Morgan, Inc.	22,549	375,215
Marathon Oil Corp.(a)	49,033	1,107,165
Marathon Petroleum Corp.(a)	10,626	1,055,481
Occidental Petroleum Corp.(a)	7,777	477,897
ONEOK, Inc.(a)	10,277	526,594

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Pioneer Natural Resources Co.(a)	4,365	$945,153
Valero Energy Corp.(a)	8,597	918,589

		12,297,889

Food & Staples Retailing — 0.6%
Kroger Co. (The)	3,328	145,600
Walgreens Boots Alliance, Inc.(a)	13,711	430,525
Walmart, Inc.(a)	15,623	2,026,303

		2,602,428

Food, Beverage & Tobacco — 2.8%
Altria Group, Inc.(a)	8,612	347,753
Archer-Daniels-Midland Co.(a)	6,890	554,301
Campbell Soup Co.(a)	9,587	451,739
Coca-Cola Co. (The)(a)	30,748	1,722,503
Constellation Brands, Inc., Class A(a)	1,058	243,001
General Mills, Inc.(a)	11,138	853,282
Hershey Co. (The)(a)	3,701	815,959
Kellogg Co.(a)	12,509	871,377
Kraft Heinz Co. (The)(a)	21,750	725,363
Molson Coors Beverage Co., Class B	3,986	191,288
Mondelez International, Inc., Class A(a)	19,707	1,080,535
PepsiCo, Inc.(a)	8,189	1,336,936
Philip Morris International, Inc.(a)	6,070	503,871
Tyson Foods, Inc., Class A(a)	24,031	1,584,364

		11,282,272

Health Care Equipment & Services — 3.3%
Abbott Laboratories(a)	9,259	895,901
AmerisourceBergen Corp.(a)	1,577	213,415
Cardinal Health, Inc.(a)	4,735	315,730
Centene Corp.(a)*	5,758	448,030
Cigna Corp.(a)	2,879	798,836
CVS Health Corp.(a)	3,515	335,226
DENTSPLY SIRONA, Inc.(a)	52,161	1,478,764
Elevance Health, Inc.(a)	2,577	1,170,576
HCA Healthcare, Inc.(a)	1,938	356,185
Hologic, Inc.(a)*	10,821	698,171
Laboratory Corp. of America Holdings(a)	1,895	388,115
McKesson Corp.(a)	2,024	687,897
Medtronic PLC (Ireland)	21,241	1,715,211
Quest Diagnostics, Inc.	1,528	187,470
Teleflex, Inc.(a)	6,785	1,366,906

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
UnitedHealth Group, Inc.(a)	1,842	$930,284
Zimmer Biomet Holdings, Inc.(a)	11,400	1,191,870

		13,178,587

Household & Personal Products — 0.6%
Colgate-Palmolive Co.(a)	12,571	883,113
Kimberly-Clark Corp.(a)	4,952	557,298
Procter & Gamble Co. (The)(a)	9,039	1,141,174

		2,581,585

Insurance — 1.1%
Aflac, Inc.(a)	5,963	335,121
Aon PLC, Class A (Ireland)	757	202,777
Arthur J Gallagher & Co.(a)	1,286	220,189
Assurant, Inc.(a)	3,835	557,110
Loews Corp.(a)	10,332	514,947
Principal Financial Group, Inc.(a)	7,467	538,744
Progressive Corp. (The)(a)	7,543	876,572
W R Berkley Corp.(a)	20,205	1,304,839

		4,550,299

Materials — 2.7%
Amcor PLC (Jersey)	15,700	168,461
Celanese Corp.(a)	16,550	1,495,127
CF Industries Holdings, Inc.(a)	10,745	1,034,206
Dow, Inc.	6,082	267,182
DuPont de Nemours, Inc.(a)	9,993	503,647
Eastman Chemical Co.(a)	23,300	1,655,465
Freeport-McMoRan, Inc.(a)	12,646	345,615
International Paper Co.(a)	29,980	950,366
Linde PLC (Ireland)	1,419	382,548
LyondellBasell Industries NV, Class A (Netherlands)	4,985	375,271
Mosaic Co. (The)(a)	33,805	1,633,796
Newmont Corp.	3,713	156,058
Nucor Corp.(a)	3,228	345,364
Packaging Corp. of America(a)	7,723	867,216
Westrock Co.(a)	28,916	893,215

		11,073,537

Media & Entertainment — 1.7%
Activision Blizzard, Inc.(a)	13,920	1,034,813
Alphabet, Inc., Class A*	1,483	141,849
Charter Communications, Inc., Class A(a)*	2,011	610,037
Comcast Corp., Class A(a)	30,665	899,404
Electronic Arts, Inc.	990	114,553
Fox Corp., Class A(a)	21,023	644,986
Interpublic Group of Cos., Inc. (The)(a)	6,745	172,672

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
Meta Platforms, Inc., Class A(a)*	9,067	$1,230,210
Netflix, Inc.(a)*	2,700	635,688
News Corp., Class A(a)	22,045	333,100
Omnicom Group, Inc.	4,010	252,991
Take-Two Interactive Software, Inc.*	288	31,392
Twitter, Inc.*	717	31,433
Walt Disney Co. (The)(a)*	5,793	546,454

		6,679,582

Pharmaceuticals, Biotechnology & Life Sciences — 3.0%
AbbVie, Inc.(a)	5,107	685,411
Agilent Technologies, Inc.	8	972
Biogen, Inc.(a)*	707	188,769
Bristol-Myers Squibb Co.(a)	14,328	1,018,578
Danaher Corp.(a)	1,134	292,901
Gilead Sciences, Inc.(a)	7,160	441,700
Illumina, Inc.(a)*	1,570	299,540
Incyte Corp.*	623	41,517
Johnson & Johnson(a)	8,965	1,464,522
Merck & Co., Inc.(a)	22,925	1,974,301
Moderna, Inc.*	9,262	1,095,232
Organon & Co.(a)	20,918	489,481
PerkinElmer, Inc.(a)	9,337	1,123,521
Pfizer, Inc.(a)	25,149	1,100,520
Regeneron Pharmaceuticals, Inc.(a)*	376	259,015
Vertex Pharmaceuticals, Inc.(a)*	5,360	1,551,935

		12,027,915

Real Estate — 2.2%
Alexandria Real Estate Equities, Inc., REIT(a)	5,702	799,363
American Tower Corp., REIT(a)	1,014	217,706
AvalonBay Communities, Inc., REIT(a)	1,244	229,132
Camden Property Trust, REIT(a)	4,301	513,754
CBRE Group, Inc., Class A*	1,548	104,506
Crown Castle, Inc., REIT	1,398	202,081
Duke Realty Corp., REIT	1,284	61,889
Extra Space Storage, Inc., REIT(a)	1,824	315,023
Healthpeak Properties, Inc., REIT(a)	47,767	1,094,820
Mid-America Apartment Communities, Inc., REIT	971	150,573
Prologis, Inc., REIT(a)	4,013	407,721
Public Storage, REIT(a)	1,680	491,921
Realty Income Corp., REIT(a)	16,822	979,040
SBA Communications Corp., REIT	425	120,976
Simon Property Group, Inc., REIT(a)	7,634	685,152
UDR, Inc., REIT(a)	11,737	489,550

	Number of Shares	Value
COMMON STOCKS — (Continued)
Real Estate — (Continued)
VICI Properties, Inc., REIT(a)	32,985	$984,602
Weyerhaeuser Co., REIT(a)	39,227	1,120,323

		8,968,132

Retailing — 2.1%
Amazon.com, Inc.*	1,090	123,170
AutoZone, Inc.(a)*	416	891,043
Bath & Body Works, Inc.(a)	15,998	521,535
Best Buy Co., Inc.(a)	3,062	193,947
eBay, Inc.(a)	17,636	649,181
Genuine Parts Co.(a)	4,101	612,361
Home Depot, Inc. (The)(a)	2,938	810,712
LKQ Corp.(a)	11,337	534,540
Lowe’s Cos., Inc.(a)	2,309	433,653
O’Reilly Automotive, Inc.(a)*	1,004	706,163
Ross Stores, Inc.(a)	12,091	1,018,909
Target Corp.(a)	7,903	1,172,726
Ulta Beauty, Inc.(a)*	2,206	885,025

		8,552,965

Semiconductors & Semiconductor Equipment — 2.3%
Applied Materials, Inc.(a)	7,273	595,877
Broadcom, Inc.(a)	2,613	1,160,198
KLA Corp.(a)	1,784	539,892
Lam Research Corp.(a)	1,783	652,578
Micron Technology, Inc.(a)	26,106	1,307,910
NXP Semiconductors NV (Netherlands)	7,790	1,149,103
ON Semiconductor Corp.(a)*	6,117	381,273
Qorvo, Inc.(a)*	26,117	2,073,951
QUALCOMM, Inc.(a)	12,395	1,400,387
SolarEdge Technologies, Inc.*	43	9,953
Texas Instruments, Inc.(a)	1,271	196,725

		9,467,847

Software & Services — 3.6%
Accenture PLC, Class A (Ireland)	2,951	759,292
Adobe, Inc.(a)*	5,112	1,406,823
ANSYS, Inc.*	159	35,250
Autodesk, Inc.*	250	46,700
Automatic Data Processing, Inc.	1,121	253,559
Broadridge Financial Solutions, Inc.(a)	2,835	409,147
Cadence Design Systems, Inc.*	101	16,507
Cognizant Technology Solutions Corp., Class A	50	2,872
DXC Technology Co.(a)*	15,727	384,997
EPAM Systems, Inc.*	27	9,779
FleetCor Technologies, Inc.(a)*	5,985	1,054,378

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Mastercard, Inc., Class A(a)	2,786	$792,171
Microsoft Corp.(a)	15,557	3,623,225
Oracle Corp.(a)	18,356	1,121,001
Paychex, Inc.(a)	2,354	264,143
PayPal Holdings, Inc.(a)*	11,889	1,023,286
Roper Technologies, Inc.(a)	1,009	362,877
Salesforce, Inc.(a)*	6,487	933,090
ServiceNow, Inc.*	464	175,211
Synopsys, Inc.*	259	79,127
VeriSign, Inc.(a)*	4,716	819,169
Visa, Inc., Class A(a)	6,665	1,184,037

		14,756,641

Technology Hardware & Equipment — 1.5%
Amphenol Corp., Class A	74	4,955
Apple, Inc.	920	127,144
CDW Corp.	671	104,730
Cisco Systems, Inc.(a)	24,386	975,440
Corning, Inc.	7,011	203,459
HP, Inc.(a)	15,810	393,985
NetApp, Inc.(a)	9,173	567,350
TE Connectivity Ltd. (Switzerland)	3,300	364,188
Western Digital Corp.(a)*	36,197	1,178,212
Zebra Technologies Corp., Class A(a)*	7,935	2,079,050

		5,998,513

Telecommunication Services — 0.5%
AT&T, Inc.(a)	24,314	372,977
Lumen Technologies, Inc.	34,694	252,572
T-Mobile US, Inc.(a)*	3,481	467,046
Verizon Communications, Inc.(a)	21,682	823,265

		1,915,860

Transportation — 1.2%
Alaska Air Group, Inc.*	412	16,130
CSX Corp.	7,752	206,513
Expeditors International of Washington, Inc.(a)	10,959	967,789
FedEx Corp.(a)	4,135	613,924
Old Dominion Freight Line, Inc.(a)	3,784	941,346
Union Pacific Corp.(a)	5,315	1,035,468
United Parcel Service, Inc., Class B(a)	5,433	877,647

		4,658,817

Utilities — 2.8%
CenterPoint Energy, Inc.(a)	5,856	165,022
Constellation Energy Corp.(a)	18,423	1,532,609
DTE Energy Co.(a)	18,412	2,118,301

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
Exelon Corp.(a)	52,853	$1,979,873
NRG Energy, Inc.(a)	74,211	2,840,055
Public Service Enterprise Group, Inc.(a)	31,042	1,745,492
Southern Co. (The)(a)	13,563	922,284

		11,303,636

TOTAL COMMON STOCKS (Cost $199,014,350)		188,858,014

AFFILIATED EQUITY REGISTERED INVESTMENT COMPANY — 46.2%
Gotham Enhanced 500 ETF	9,510,300	187,310,113

TOTAL AFFILIATED EQUITY REGISTERED INVESTMENT COMPANY (Cost $232,808,996)		187,310,113

TOTAL INVESTMENTS - 92.8% (Cost $431,823,346)		376,168,127

OTHER ASSETS IN EXCESS OF LIABILITIES - 7.2%		29,022,240

NET ASSETS - 100.0%		$405,190,367

(a)	Security position is either entirely or partially designated as collateral for total return swaps. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.

ETF   Exchange-Traded Fund

PLC   Public Limited Company

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

Over-the-counter total return swaps outstanding as of September 30, 2022

The Fund maintains a portfolio of long and short positions and receives/pays a rebate based upon the Fed Funds 1-Day Rate less a specified spread as negotiated by the parties. The notional gain or loss, dividends payable and rebates are payable the earlier of maturity of the swaps or upon termination. The portfolio matures between July 29, 2024 and July 8, 2027, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The cash amounts payable/receivable due to individual contracts being closed are settled, on a net basis, once a week. The value of total return swaps represents 6.0% of net assets as of September 30, 2022.

The following table represents the individual long and short positions and related values of total return swaps as of September 30, 2022:

Total Return Swaps

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Long
Automobiles & Components
BorgWarner, Inc.	Morgan Stanley	56,931	$2,187,165	$1,787,633	$(366,497)
Ford Motor Co.	Morgan Stanley	128,820	1,810,470	1,442,784	(342,092)
General Motors Co.	Morgan Stanley	8,843	278,309	283,772	7,945

		194,594	4,275,944	3,514,189	(700,644)

Banks
Bank of America Corp.	Morgan Stanley	59,284	1,953,723	1,790,377	(108,827)
First Republic Bank	Morgan Stanley	13,895	1,981,509	1,813,992	(143,733)
JPMorgan Chase & Co.	Morgan Stanley	27,311	3,198,736	2,853,999	(294,226)
PNC Financial Services Group, Inc. (The)	Morgan Stanley	7,755	1,244,211	1,158,752	(49,311)
Signature Bank/New York NY	Morgan Stanley	13,138	2,589,045	1,983,838	(582,788)
SVB Financial Group	Morgan Stanley	5,286	2,072,615	1,774,933	(284,991)

		126,669	13,039,839	11,375,891	(1,463,876)

Capital Goods
3M Co.	Morgan Stanley	12,288	1,681,727	1,357,824	(229,700)
A O Smith Corp.	Morgan Stanley	27,668	1,547,143	1,344,111	(185,663)
AMETEK, Inc.	Morgan Stanley	9,162	1,028,093	1,039,062	18,548
Caterpillar, Inc.	Morgan Stanley	3,467	582,044	568,865	(4,672)
Cummins, Inc.	Morgan Stanley	10,542	2,197,023	2,145,402	34,389
Emerson Electric Co.	Morgan Stanley	28,336	2,253,391	2,074,762	(141,704)
Fortive Corp.	Morgan Stanley	12,387	694,450	722,162	35,084
General Dynamics Corp.	Morgan Stanley	11,230	2,093,878	2,382,669	377,985
General Electric Co.	Morgan Stanley	34,472	2,594,783	2,134,162	(439,856)
Illinois Tool Works, Inc.	Morgan Stanley	7,480	1,358,063	1,351,262	19,969
Johnson Controls International PLC (Ireland)	Morgan Stanley	11,942	592,394	587,785	24,502
Lockheed Martin Corp.	Morgan Stanley	4,810	1,768,404	1,858,055	158,889
Masco Corp.	Morgan Stanley	29,096	1,549,101	1,358,492	(173,806)
Nordson Corp.	Morgan Stanley	1,135	244,152	240,926	(1,249)
Northrop Grumman Corp.	Morgan Stanley	554	196,820	260,557	70,508
Otis Worldwide Corp.	Morgan Stanley	4,210	274,803	268,598	(4,500)
Parker-Hannifin Corp.	Morgan Stanley	5,792	1,493,762	1,403,460	(72,032)
Pentair PLC (Ireland)	Morgan Stanley	59,385	2,781,705	2,412,813	(328,658)
Snap-on, Inc.	Morgan Stanley	5,308	816,738	1,068,766	325,759
Textron, Inc.	Morgan Stanley	25,371	1,639,965	1,478,114	(150,223)
Trane Technologies PLC (Ireland)	Morgan Stanley	5,793	781,957	838,884	75,061

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
United Rentals, Inc.	Morgan Stanley	2,128	$665,934	$574,815	$(87,033)
WW Grainger, Inc.	Morgan Stanley	2,596	1,192,163	1,269,937	97,101

		315,152	30,028,493	28,741,483	(581,301)

Commercial & Professional Services
Cintas Corp.	Morgan Stanley	388	138,592	150,618	16,699
Nielsen Holdings PLC (United Kingdom)	Morgan Stanley	75,323	1,460,475	2,087,954	665,500
Robert Half International, Inc.	Morgan Stanley	9,517	835,930	728,051	(92,850)
Waste Management, Inc.	Morgan Stanley	9,072	1,396,982	1,453,425	82,330

		94,300	3,831,979	4,420,048	671,679

Consumer Durables & Apparel
DR Horton, Inc.	Morgan Stanley	22,972	1,631,519	1,547,164	(66,817)
Lennar Corp., Class A	Morgan Stanley	1,379	116,461	102,804	(9,810)
NIKE, Inc., Class B	Morgan Stanley	6,563	625,761	545,517	(65,483)
Tapestry, Inc.	Morgan Stanley	68,585	2,246,705	1,949,872	(260,899)
Whirlpool Corp.	Morgan Stanley	3,635	523,381	490,034	3,362

		103,134	5,143,827	4,635,391	(399,647)

Consumer Services
Booking Holdings, Inc.	Morgan Stanley	650	1,158,102	1,068,086	(82,919)
Marriott International, Inc., Class A	Morgan Stanley	5,649	848,002	791,651	(49,481)
McDonald’s Corp.	Morgan Stanley	9,643	2,317,713	2,225,026	16,657
Starbucks Corp.	Morgan Stanley	15,371	1,170,641	1,295,160	153,548
Yum! Brands, Inc.	Morgan Stanley	8,228	719,820	874,966	190,024

		39,541	6,214,278	6,254,889	227,829

Diversified Financials
American Express Co.	Morgan Stanley	3,692	513,201	498,088	(11,169)
Berkshire Hathaway, Inc., Class B	Morgan Stanley	15,558	3,275,412	4,154,297	898,935
BlackRock, Inc.	Morgan Stanley	4,388	2,918,189	2,414,629	(367,651)
Capital One Financial Corp.	Morgan Stanley	20,779	2,154,098	1,915,200	(214,823)
Charles Schwab Corp. (The)	Morgan Stanley	9,779	652,549	702,817	54,881
Franklin Resources, Inc.	Morgan Stanley	78,086	2,196,798	1,680,411	(393,233)
Goldman Sachs Group, Inc. (The)	Morgan Stanley	1,307	447,049	383,016	(61,184)
Intercontinental Exchange, Inc.	Morgan Stanley	24,465	2,449,896	2,210,413	(197,532)
Invesco Ltd. (Bermuda)	Morgan Stanley	134,640	1,675,431	1,844,568	320,746
Moody’s Corp.	Morgan Stanley	3,445	897,847	837,514	(56,082)
Nasdaq, Inc.	Morgan Stanley	26,856	1,402,185	1,522,198	170,624
Raymond James Financial, Inc.	Morgan Stanley	555	51,107	54,845	5,088
S&P Global, Inc.	Morgan Stanley	1,318	426,750	402,451	(14,644)
T Rowe Price Group, Inc.	Morgan Stanley	26,569	3,919,368	2,790,011	(919,503)

		351,437	22,979,880	21,410,458	(785,547)

Energy
APA Corp.	Morgan Stanley	70,257	1,762,552	2,402,087	681,348
Chevron Corp.	Morgan Stanley	15,751	2,423,411	2,262,946	(116,656)
ConocoPhillips	Morgan Stanley	20,663	1,822,716	2,114,651	342,728
Devon Energy Corp.	Morgan Stanley	28,913	1,675,659	1,738,539	115,484
Diamondback Energy, Inc.	Morgan Stanley	9,537	1,148,877	1,148,827	28,840
EOG Resources, Inc.	Morgan Stanley	12,154	1,039,778	1,357,966	465,604
Exxon Mobil Corp.	Morgan Stanley	28,522	1,656,139	2,490,256	963,345
Halliburton Co.	Morgan Stanley	44,921	1,055,666	1,105,955	77,342
Kinder Morgan, Inc.	Morgan Stanley	42,976	707,990	715,121	20,319

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Energy — (continued)
Marathon Oil Corp.	Morgan Stanley	62,051	$1,107,929	$1,401,112	$314,283
Marathon Petroleum Corp.	Morgan Stanley	15,520	889,804	1,541,602	697,070
Occidental Petroleum Corp.	Morgan Stanley	16,975	730,414	1,043,114	322,966
ONEOK, Inc.	Morgan Stanley	13,026	723,631	667,452	(23,822)
Pioneer Natural Resources Co.	Morgan Stanley	5,773	1,368,999	1,250,028	(49,675)
Valero Energy Corp.	Morgan Stanley	10,824	1,098,021	1,156,544	76,550

		397,863	19,211,586	22,396,200	3,915,726

Food & Staples Retailing
Kroger Co. (The)	Morgan Stanley	11,306	550,823	494,638	(49,709)
Walgreens Boots Alliance, Inc.	Morgan Stanley	15,610	611,096	490,154	(101,641)
Walmart, Inc.	Morgan Stanley	16,280	1,868,178	2,111,516	333,481

		43,196	3,030,097	3,096,308	182,131

Food, Beverage & Tobacco
Altria Group, Inc.	Morgan Stanley	19,566	794,668	790,075	127,942
Archer-Daniels-Midland Co.	Morgan Stanley	9,712	649,140	781,330	162,230
Campbell Soup Co.	Morgan Stanley	25,784	1,124,243	1,214,942	120,403
Coca-Cola Co. (The)	Morgan Stanley	52,322	3,018,262	2,931,078	62,116
Constellation Brands, Inc., Class A	Morgan Stanley	903	195,082	207,401	20,972
General Mills, Inc.	Morgan Stanley	16,820	1,040,547	1,288,580	323,896
Hershey Co. (The)	Morgan Stanley	6,149	1,304,301	1,355,670	74,464
Kellogg Co.	Morgan Stanley	20,010	1,510,417	1,393,897	(95,218)
Kraft Heinz Co. (The)	Morgan Stanley	41,386	1,449,415	1,380,223	22,363
Molson Coors Beverage Co., Class B	Morgan Stanley	4,909	233,688	235,583	9,709
Mondelez International, Inc., Class A	Morgan Stanley	27,531	1,652,842	1,509,525	(95,627)
PepsiCo, Inc.	Morgan Stanley	8,837	1,370,815	1,442,729	135,971
Philip Morris International, Inc.	Morgan Stanley	7,546	646,700	626,393	55,113
Tyson Foods, Inc., Class A	Morgan Stanley	25,203	1,901,504	1,661,634	(164,993)

		266,678	16,891,624	16,819,060	759,341

Health Care Equipment & Services
Abbott Laboratories	Morgan Stanley	46,125	4,961,921	4,463,055	(401,032)
AmerisourceBergen Corp.	Morgan Stanley	11,300	1,538,780	1,529,229	17,204
Cardinal Health, Inc.	Morgan Stanley	25,037	1,722,872	1,669,467	(30,536)
Centene Corp.	Morgan Stanley	23,720	2,066,887	1,845,653	(208,578)
Cigna Corp.	Morgan Stanley	5,238	1,191,350	1,453,388	288,308
CVS Health Corp.	Morgan Stanley	22,397	1,703,722	2,136,002	529,965
DENTSPLY SIRONA, Inc.	Morgan Stanley	55,275	2,261,807	1,567,046	(665,959)
Elevance Health, Inc.	Morgan Stanley	2,790	1,149,652	1,267,330	156,668
HCA Healthcare, Inc.	Morgan Stanley	3,402	602,298	625,254	25,936
Hologic, Inc.	Morgan Stanley	42,277	2,693,993	2,727,712	47,360
Laboratory Corp. of America Holdings	Morgan Stanley	2,772	630,650	567,733	(57,494)
McKesson Corp.	Morgan Stanley	2,901	728,664	985,963	275,906
Medtronic PLC (Ireland)	Morgan Stanley	30,167	2,874,875	2,435,985	(307,689)
Molina Healthcare, Inc.	Morgan Stanley	215	54,739	70,916	16,523
Quest Diagnostics, Inc.	Morgan Stanley	4,559	582,418	559,344	(17,630)
Teleflex, Inc.	Morgan Stanley	6,922	1,548,601	1,394,506	(144,610)
UnitedHealth Group, Inc.	Morgan Stanley	5,619	2,481,557	2,837,820	464,757
Zimmer Biomet Holdings, Inc.	Morgan Stanley	11,623	1,232,308	1,215,185	(8,129)

		302,339	30,027,094	29,351,588	(19,030)

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Household & Personal Products
Colgate-Palmolive Co.	Morgan Stanley	17,235	$1,295,295	$1,210,759	$(20,696)
Kimberly-Clark Corp.	Morgan Stanley	11,297	1,478,392	1,271,364	(184,431)
Procter & Gamble Co. (The)	Morgan Stanley	14,303	1,953,227	1,805,754	(66,890)

		42,835	4,726,914	4,287,877	(272,017)

Insurance
Aflac, Inc.	Morgan Stanley	15,444	854,721	867,953	42,733
Aon PLC, Class A (Ireland)	Morgan Stanley	4,948	1,327,708	1,325,421	17,596
Arthur J Gallagher & Co.	Morgan Stanley	5,279	842,810	903,870	73,594
Assurant, Inc.	Morgan Stanley	8,120	1,272,416	1,179,592	(65,441)
Loews Corp.	Morgan Stanley	16,078	866,455	801,328	(57,965)
Principal Financial Group, Inc.	Morgan Stanley	18,633	1,422,610	1,344,371	(59,803)
Progressive Corp. (The)	Morgan Stanley	8,109	957,213	942,347	(10,118)
W R Berkley Corp.	Morgan Stanley	23,364	1,305,010	1,508,847	234,238

		99,975	8,848,943	8,873,729	174,834

Materials
Amcor PLC	Morgan Stanley	68,366	821,177	733,567	(90,228)
Celanese Corp.	Morgan Stanley	44,066	4,758,631	3,980,922	(748,584)
CF Industries Holdings, Inc.	Morgan Stanley	25,475	1,884,037	2,451,969	630,713
Dow, Inc.	Morgan Stanley	21,384	1,052,801	939,399	(47,096)
DuPont de Nemours, Inc.	Morgan Stanley	29,025	1,611,376	1,462,860	(128,869)
Eastman Chemical Co.	Morgan Stanley	45,246	4,037,345	3,214,728	(756,893)
Freeport-McMoRan, Inc.	Morgan Stanley	24,427	723,451	667,590	(39,998)
International Paper Co.	Morgan Stanley	46,019	1,610,555	1,458,802	(84,557)
Linde PLC (Ireland)	Morgan Stanley	7,507	1,807,296	2,023,812	283,702
LyondellBasell Industries NV, Class A (Netherlands)	Morgan Stanley	9,177	806,013	690,845	(76,912)
Mosaic Co. (The)	Morgan Stanley	51,017	2,401,616	2,465,652	101,739
Newmont Corp.	Morgan Stanley	11,136	500,990	468,046	(23,370)
Nucor Corp.	Morgan Stanley	8,644	866,097	924,822	82,937
Packaging Corp. of America	Morgan Stanley	8,080	1,113,124	907,303	(188,900)
Westrock Co.	Morgan Stanley	29,629	1,125,096	915,240	(198,879)

		429,198	25,119,605	23,305,557	(1,285,195)

Media & Entertainment
Activision Blizzard, Inc.	Morgan Stanley	17,431	1,099,319	1,295,821	211,431
Alphabet, Inc., Class A	Morgan Stanley	97,225	6,250,901	9,299,571	3,086,925
Charter Communications, Inc., Class A	Morgan Stanley	7,877	3,615,258	2,389,488	(1,203,641)
Comcast Corp., Class A	Morgan Stanley	88,877	3,747,004	2,606,762	(1,072,745)
Electronic Arts, Inc.	Morgan Stanley	924	110,201	106,916	(1,590)
Fox Corp., Class A	Morgan Stanley	24,136	795,281	740,492	(44,080)
Interpublic Group of Cos., Inc. (The)	Morgan Stanley	34,823	926,505	891,469	35,009
Meta Platforms, Inc., Class A	Morgan Stanley	28,410	5,078,869	3,854,669	(1,218,158)
Netflix, Inc.	Morgan Stanley	3,013	664,245	709,381	49,211
News Corp., Class A	Morgan Stanley	30,021	547,180	453,617	(88,342)
Omnicom Group, Inc.	Morgan Stanley	6,292	433,413	396,962	(30,271)
Take-Two Interactive Software, Inc.	Morgan Stanley	852	110,174	92,868	(16,621)
Twitter, Inc.	Morgan Stanley	4,518	143,845	198,069	55,141
Walt Disney Co. (The)	Morgan Stanley	18,514	2,213,607	1,746,426	(462,390)

		362,913	25,735,802	24,782,511	(700,121)

Pharmaceuticals, Biotechnology & Life Sciences
AbbVie, Inc.	Morgan Stanley	5,646	615,374	757,750	244,967

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Agilent Technologies, Inc.	Morgan Stanley	148	$16,794	$17,989	$6,032
Amgen, Inc.	Morgan Stanley	449	103,927	101,205	(7,397)
Biogen, Inc.	Morgan Stanley	3,174	642,248	847,458	209,150
Bristol-Myers Squibb Co.	Morgan Stanley	23,624	1,448,189	1,679,430	270,818
Danaher Corp.	Morgan Stanley	4,446	1,100,290	1,148,357	64,711
Eli Lilly & Co.	Morgan Stanley	2	406	647	314
Gilead Sciences, Inc.	Morgan Stanley	13,313	792,929	821,279	85,411
Illumina, Inc.	Morgan Stanley	2,983	631,740	569,127	(62,063)
Incyte Corp.	Morgan Stanley	900	80,145	59,976	(19,667)
Johnson & Johnson	Morgan Stanley	19,181	2,643,481	3,133,408	727,548
Merck & Co., Inc.	Morgan Stanley	27,817	2,129,278	2,395,600	411,042
Moderna, Inc.	Morgan Stanley	9,915	1,170,263	1,172,449	9,356
Organon & Co.	Morgan Stanley	26,250	721,208	614,250	(85,213)
PerkinElmer, Inc.	Morgan Stanley	12,456	1,704,221	1,498,830	(191,995)
Pfizer, Inc.	Morgan Stanley	78,272	3,228,640	3,425,183	430,172
Regeneron Pharmaceuticals, Inc.	Morgan Stanley	447	262,378	307,925	47,163
Vertex Pharmaceuticals, Inc.	Morgan Stanley	5,542	1,034,813	1,604,631	576,160

		234,565	18,326,324	20,155,494	2,716,509

Real Estate
Alexandria Real Estate Equities, Inc., REIT	Morgan Stanley	8,379	1,411,048	1,174,652	(170,714)
American Tower Corp., REIT	Morgan Stanley	2,181	519,709	468,261	(35,504)
AvalonBay Communities, Inc., REIT	Morgan Stanley	4,660	921,238	858,325	(27,305)
Camden Property Trust, REIT	Morgan Stanley	10,682	1,530,577	1,275,965	(230,984)
CBRE Group, Inc., Class A	Morgan Stanley	5,099	369,412	344,233	(24,160)
Crown Castle, Inc., REIT	Morgan Stanley	1,573	258,012	227,377	(15,260)
Duke Realty Corp., REIT	Morgan Stanley	1,357	66,580	65,407	(754)
Extra Space Storage, Inc., REIT	Morgan Stanley	5,430	951,660	937,815	25,386
Healthpeak Properties, Inc., REIT	Morgan Stanley	49,364	1,202,719	1,131,423	(50,793)
Mid-America Apartment Communities, Inc., REIT	Morgan Stanley	2,784	419,467	431,715	34,425
Prologis, Inc., REIT	Morgan Stanley	8,218	967,967	834,949	(120,897)
Public Storage, REIT	Morgan Stanley	4,781	1,333,696	1,399,925	184,105
Realty Income Corp., REIT	Morgan Stanley	19,297	1,272,343	1,123,085	(114,860)
SBA Communications Corp., REIT	Morgan Stanley	315	92,694	89,665	(1,227)
Simon Property Group, Inc., REIT	Morgan Stanley	8,639	839,411	775,350	(14,867)
UDR, Inc., REIT	Morgan Stanley	12,685	563,393	529,091	(26,851)
VICI Properties, Inc., REIT	Morgan Stanley	33,949	1,169,789	1,013,378	(136,625)
Weyerhaeuser Co., REIT	Morgan Stanley	80,022	2,789,038	2,285,428	(282,031)

		259,415	16,678,753	14,966,044	(1,008,916)

Retailing
Amazon.com, Inc.	Morgan Stanley	82,173	10,142,817	9,285,549	(795,204)
AutoZone, Inc.	Morgan Stanley	1,140	2,121,530	2,441,800	333,427
Bath & Body Works, Inc.	Morgan Stanley	85,646	2,872,195	2,792,060	(27,840)
Best Buy Co., Inc.	Morgan Stanley	12,276	906,329	777,562	(81,269)
eBay, Inc.	Morgan Stanley	51,149	2,383,681	1,882,795	(466,868)
Genuine Parts Co.	Morgan Stanley	6,136	926,790	916,228	682
Home Depot, Inc. (The)	Morgan Stanley	4,688	1,308,631	1,293,607	45,169
LKQ Corp.	Morgan Stanley	30,146	1,100,618	1,421,384	335,340
Lowe’s Cos., Inc.	Morgan Stanley	5,393	936,269	1,012,859	89,327
O’Reilly Automotive, Inc.	Morgan Stanley	1,472	915,611	1,035,331	125,333
Ross Stores, Inc.	Morgan Stanley	11,673	900,890	983,684	94,121

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Retailing — (continued)
Target Corp.	Morgan Stanley	8,030	$1,227,320	$1,191,572	$21,770
Ulta Beauty, Inc.	Morgan Stanley	2,515	954,040	1,008,993	60,801

		302,437	26,696,721	26,043,424	(265,211)

Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	Morgan Stanley	34,665	3,503,079	2,840,103	(617,689)
Broadcom, Inc.	Morgan Stanley	3,660	1,859,706	1,625,077	(198,567)
KLA Corp.	Morgan Stanley	3,656	1,190,277	1,106,415	(60,074)
Lam Research Corp.	Morgan Stanley	4,071	1,705,917	1,489,986	(189,992)
Micron Technology, Inc.	Morgan Stanley	44,565	2,566,202	2,232,706	(630,824)
NXP Semiconductors NV (Netherlands)	Morgan Stanley	13,264	2,087,429	1,956,573	(109,526)
ON Semiconductor Corp.	Morgan Stanley	12,868	622,260	802,062	183,621
Qorvo, Inc.	Morgan Stanley	27,039	2,848,498	2,147,167	(683,892)
QUALCOMM, Inc.	Morgan Stanley	21,158	2,768,199	2,390,431	(306,286)
SolarEdge Technologies, Inc.	Morgan Stanley	338	87,930	78,233	(9,147)
Texas Instruments, Inc.	Morgan Stanley	1,702	274,636	263,436	(4,170)

		166,986	19,514,133	16,932,189	(2,626,546)

Software & Services
Accenture PLC, Class A (Ireland)	Morgan Stanley	14,224	4,078,374	3,659,835	(373,707)
Adobe, Inc.	Morgan Stanley	14,058	4,549,198	3,868,762	(652,593)
ANSYS, Inc.	Morgan Stanley	438	129,779	97,105	(31,869)
Autodesk, Inc.	Morgan Stanley	2,129	406,116	397,697	(5,922)
Automatic Data Processing, Inc.	Morgan Stanley	9,511	2,228,993	2,151,293	(39,432)
Broadridge Financial Solutions, Inc.	Morgan Stanley	9,301	1,575,762	1,342,320	(217,430)
Cadence Design Systems, Inc.	Morgan Stanley	1,762	210,387	287,964	78,875
Cognizant Technology Solutions Corp., Class A	Morgan Stanley	3,503	215,648	201,212	(3,336)
DXC Technology Co.	Morgan Stanley	42,780	1,187,509	1,047,254	(132,978)
EPAM Systems, Inc.	Morgan Stanley	366	197,049	132,562	(63,270)
FleetCor Technologies, Inc.	Morgan Stanley	11,507	2,229,712	2,027,188	(188,871)
Mastercard, Inc., Class A	Morgan Stanley	3,807	1,102,080	1,082,482	933
Microsoft Corp.	Morgan Stanley	45,490	11,260,282	10,594,621	(421,757)
Oracle Corp.	Morgan Stanley	22,523	1,565,479	1,375,480	(149,907)
Paychex, Inc.	Morgan Stanley	9,517	998,012	1,067,903	112,711
PayPal Holdings, Inc.	Morgan Stanley	11,347	817,721	976,636	171,373
Roper Technologies, Inc.	Morgan Stanley	1,035	388,194	372,227	(13,071)
Salesforce, Inc.	Morgan Stanley	22,391	3,600,042	3,220,721	(357,285)
ServiceNow, Inc.	Morgan Stanley	915	487,270	345,513	(138,764)
Synopsys, Inc.	Morgan Stanley	791	217,460	241,658	25,540
VeriSign, Inc.	Morgan Stanley	5,401	897,809	938,154	47,537
Visa, Inc., Class A	Morgan Stanley	7,598	1,463,970	1,349,785	(86,510)

		240,394	39,806,846	36,778,372	(2,439,733)

Technology Hardware & Equipment
Amphenol Corp., Class A	Morgan Stanley	13,681	1,049,326	916,080	(131,421)
Apple, Inc.	Morgan Stanley	108,412	8,226,855	14,982,538	7,069,289
CDW Corp.	Morgan Stanley	3,090	512,973	482,287	(24,987)
Cisco Systems, Inc.	Morgan Stanley	120,188	5,279,857	4,807,520	(227,760)
Corning, Inc.	Morgan Stanley	20,299	634,426	589,077	(37,180)
HP, Inc.	Morgan Stanley	75,351	1,806,278	1,877,747	207,014
NetApp, Inc.	Morgan Stanley	12,380	844,030	765,703	(78,452)
TE Connectivity Ltd. (Switzerland)	Morgan Stanley	3,353	407,245	370,037	(21,978)

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Technology Hardware & Equipment — (continued)
Western Digital Corp.	Morgan Stanley	40,439	$1,574,693	$1,316,289	$(248,758)
Zebra Technologies Corp., Class A	Morgan Stanley	8,805	2,881,730	2,306,998	(557,091)

		405,998	23,217,413	28,414,276	5,948,676

Telecommunication Services
AT&T, Inc.	Morgan Stanley	34,015	599,607	521,790	(66,763)
Lumen Technologies, Inc.	Morgan Stanley	52,332	466,051	380,977	(67,039)
T-Mobile US, Inc.	Morgan Stanley	4,810	544,338	645,358	103,854
Verizon Communications, Inc.	Morgan Stanley	26,023	1,271,625	988,093	(189,728)

		117,180	2,881,621	2,536,218	(219,676)

Transportation
Alaska Air Group, Inc.	Morgan Stanley	3,753	162,979	146,930	(15,041)
CSX Corp.	Morgan Stanley	41,031	1,158,587	1,093,066	(51,439)
Expeditors International of Washington, Inc.	Morgan Stanley	25,273	2,581,478	2,231,859	(307,858)
FedEx Corp.	Morgan Stanley	13,065	2,188,455	1,939,761	(238,405)
Old Dominion Freight Line, Inc.	Morgan Stanley	5,854	1,495,532	1,456,300	(33,111)
Union Pacific Corp.	Morgan Stanley	6,032	1,258,511	1,175,154	(50,849)
United Parcel Service, Inc., Class B	Morgan Stanley	6,919	1,145,595	1,117,695	13,344

		101,927	9,991,137	9,160,765	(683,359)

Utilities
CenterPoint Energy, Inc.	Morgan Stanley	9,164	257,366	258,242	(4,778)
Constellation Energy Corp.	Morgan Stanley	47,579	2,595,781	3,958,097	1,399,320
DTE Energy Co.	Morgan Stanley	17,579	1,944,784	2,022,464	151,819
Exelon Corp.	Morgan Stanley	100,335	4,419,215	3,758,549	(574,892)
NRG Energy, Inc.	Morgan Stanley	82,474	2,754,399	3,156,280	600,298
Public Service Enterprise Group, Inc.	Morgan Stanley	40,824	2,733,685	2,295,534	(382,772)
Southern Co. (The)	Morgan Stanley	13,973	1,076,301	950,164	(107,889)

		311,928	15,781,531	16,399,330	1,081,106

Total Reference Entity — Long			392,000,384	384,651,291	2,227,012

Short
Automobiles & Components
Aptiv PLC (Jersey)	Morgan Stanley	(28,108)	(3,753,770)	(2,198,327)	1,528,314

Banks
Citigroup, Inc.	Morgan Stanley	(8,963)	(616,732)	(373,488)	225,083
Citizens Financial Group, Inc.	Morgan Stanley	(43,422)	(2,228,253)	(1,491,980)	680,569
Comerica, Inc.	Morgan Stanley	(25,704)	(2,135,944)	(1,827,554)	265,852
Fifth Third Bancorp	Morgan Stanley	(19,321)	(657,226)	(617,499)	27,655
Huntington Bancshares, Inc.	Morgan Stanley	(72,361)	(1,075,325)	(953,718)	89,049
KeyCorp.	Morgan Stanley	(38,658)	(949,120)	(619,301)	297,799
M&T Bank Corp.	Morgan Stanley	(8,092)	(1,459,072)	(1,426,781)	(10,115)
Regions Financial Corp.	Morgan Stanley	(99,280)	(2,358,460)	(1,992,550)	293,884
Truist Financial Corp.	Morgan Stanley	(37,463)	(2,327,364)	(1,631,139)	632,129
US Bancorp	Morgan Stanley	(5,815)	(328,532)	(234,461)	83,568
Wells Fargo & Co.	Morgan Stanley	(29,851)	(1,263,862)	(1,200,607)	50,144
Zions Bancorp NA	Morgan Stanley	(38,078)	(2,292,312)	(1,936,647)	308,828

		(427,008)	(17,692,202)	(14,305,725)	2,944,445

Capital Goods
Allegion PLC (Ireland)	Morgan Stanley	(19,155)	(2,117,832)	(1,717,820)	370,620

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
Boeing Co. (The)	Morgan Stanley	(21,147)	$(5,568,669)	$(2,560,479)	$2,928,121
Carrier Global Corp.	Morgan Stanley	(27,180)	(1,490,808)	(966,521)	502,304
Deere & Co.	Morgan Stanley	(19)	(8,371)	(6,344)	1,935
Dover Corp.	Morgan Stanley	(3,659)	(497,847)	(426,566)	64,970
Eaton Corp. PLC (Ireland)	Morgan Stanley	(15,799)	(2,215,373)	(2,106,955)	85,478
Fastenal Co.	Morgan Stanley	(44,558)	(2,355,110)	(2,051,450)	283,135
Fortune Brands Home & Security, Inc.	Morgan Stanley	(42,442)	(3,277,862)	(2,278,711)	950,441
Generac Holdings, Inc.	Morgan Stanley	(3,149)	(1,410,169)	(560,963)	839,021
Honeywell International, Inc.	Morgan Stanley	(16,090)	(3,079,222)	(2,686,547)	351,592
Howmet Aerospace, Inc.	Morgan Stanley	(21,102)	(746,356)	(652,685)	88,714
Huntington Ingalls Industries, Inc.	Morgan Stanley	(3,721)	(813,427)	(824,202)	(21,364)
IDEX Corp.	Morgan Stanley	(5,366)	(1,213,981)	(1,072,395)	121,246
Ingersoll Rand, Inc.	Morgan Stanley	(38,308)	(1,882,401)	(1,657,204)	211,117
L3Harris Technologies, Inc.	Morgan Stanley	(14,449)	(3,415,174)	(3,002,936)	366,702
PACCAR, Inc.	Morgan Stanley	(18,459)	(1,696,555)	(1,544,834)	98,478
Quanta Services, Inc.	Morgan Stanley	(5,718)	(712,632)	(728,416)	(22,752)
Raytheon Technologies Corp.	Morgan Stanley	(18,387)	(1,761,675)	(1,505,160)	230,882
Rockwell Automation, Inc.	Morgan Stanley	(7,024)	(2,196,987)	(1,510,933)	644,229
Stanley Black & Decker, Inc.	Morgan Stanley	(45,444)	(7,298,159)	(3,417,843)	3,735,044
TransDigm Group, Inc.	Morgan Stanley	(3,691)	(2,344,944)	(1,937,111)	323,976
Westinghouse Air Brake Technologies Corp.	Morgan Stanley	(20,841)	(1,829,135)	(1,695,415)	116,654
Xylem, Inc./NY	Morgan Stanley	(30,265)	(3,697,061)	(2,643,950)	986,991

		(425,973)	(51,629,750)	(37,555,440)	13,257,534

Commercial & Professional Services
Copart, Inc.	Morgan Stanley	(225)	(35,174)	(23,940)	10,991
CoStar Group, Inc.	Morgan Stanley	(14,545)	(1,022,467)	(1,013,059)	2,026
Equifax, Inc.	Morgan Stanley	(3,394)	(966,184)	(581,833)	372,468
Jacobs Solutions, Inc.	Morgan Stanley	(15,097)	(1,953,351)	(1,637,874)	297,894
Leidos Holdings, Inc.	Morgan Stanley	(17,668)	(1,836,161)	(1,545,420)	263,111
Republic Services, Inc.	Morgan Stanley	(9,050)	(1,297,180)	(1,231,162)	52,590
Rollins, Inc.	Morgan Stanley	(69,513)	(2,610,064)	(2,410,711)	138,143
Verisk Analytics, Inc.	Morgan Stanley	(2,129)	(465,593)	(363,058)	97,460

		(131,621)	(10,186,174)	(8,807,057)	1,234,683

Consumer Durables & Apparel
Garmin Ltd. (Switzerland)	Morgan Stanley	(1,753)	(197,090)	(140,783)	51,840
Hasbro, Inc.	Morgan Stanley	(5,662)	(502,976)	(381,732)	111,313
Mohawk Industries, Inc.	Morgan Stanley	(6,383)	(859,428)	(582,066)	271,159
Newell Brands, Inc.	Morgan Stanley	(65,739)	(1,356,121)	(913,115)	420,301
NVR, Inc.	Morgan Stanley	(349)	(1,883,704)	(1,391,491)	478,605
PulteGroup, Inc.	Morgan Stanley	(22,063)	(1,114,001)	(827,363)	268,015
Ralph Lauren Corp.	Morgan Stanley	(24,719)	(2,424,061)	(2,099,385)	289,103
VF Corp.	Morgan Stanley	(50,636)	(2,383,565)	(1,514,523)	830,777

		(177,304)	(10,720,946)	(7,850,458)	2,721,113

Consumer Services
Caesars Entertainment, Inc.	Morgan Stanley	(17,636)	(1,013,536)	(568,937)	437,282
Carnival Corp. (Panama)	Morgan Stanley	(31,675)	(498,110)	(222,675)	271,845
Chipotle Mexican Grill, Inc.	Morgan Stanley	(1,473)	(2,514,586)	(2,213,565)	282,851
Darden Restaurants, Inc.	Morgan Stanley	(22,681)	(3,249,876)	(2,865,064)	295,290
Domino’s Pizza, Inc.	Morgan Stanley	(2,892)	(1,523,233)	(897,098)	642,058
Expedia Group, Inc.	Morgan Stanley	(7,930)	(1,397,790)	(742,962)	644,719

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Services — (continued)
Hilton Worldwide Holdings, Inc.	Morgan Stanley	(8,274)	$(1,255,096)	$(998,010)	$245,541
Las Vegas Sands Corp.	Morgan Stanley	(4,956)	(314,967)	(185,949)	126,752
MGM Resorts International	Morgan Stanley	(25,273)	(1,141,308)	(751,114)	381,729
Norwegian Cruise Line Holdings Ltd. (Bermuda)	Morgan Stanley	(14,359)	(547,504)	(163,118)	380,438
Royal Caribbean Cruises Ltd. (Liberia)	Morgan Stanley	(15,605)	(1,359,910)	(591,430)	755,277
Wynn Resorts Ltd.	Morgan Stanley	(18,536)	(1,961,013)	(1,168,324)	750,259

		(171,290)	(16,776,929)	(11,368,246)	5,214,041

Diversified Financials
Ameriprise Financial, Inc.	Morgan Stanley	(11,824)	(3,308,642)	(2,979,057)	283,547
Bank of New York Mellon Corp. (The)	Morgan Stanley	(33,543)	(1,979,533)	(1,292,076)	640,039
Cboe Global Markets, Inc.	Morgan Stanley	(3,677)	(457,017)	(431,569)	16,005
CME Group, Inc.	Morgan Stanley	(9,889)	(1,946,121)	(1,751,639)	174,283
Discover Financial Services	Morgan Stanley	(26,906)	(2,929,716)	(2,446,294)	433,152
FactSet Research Systems, Inc.	Morgan Stanley	(2,794)	(1,300,984)	(1,117,907)	167,696
MarketAxess Holdings, Inc.	Morgan Stanley	(5,655)	(2,352,441)	(1,258,181)	1,065,789
MSCI, Inc.	Morgan Stanley	(3,715)	(2,235,477)	(1,566,950)	640,325
Northern Trust Corp.	Morgan Stanley	(22,514)	(2,684,254)	(1,926,298)	699,987
State Street Corp.	Morgan Stanley	(32,438)	(2,922,029)	(1,972,555)	868,307
Synchrony Financial	Morgan Stanley	(16,013)	(820,204)	(451,406)	354,085

		(168,968)	(22,936,418)	(17,193,932)	5,343,215

Energy
Baker Hughes Co.	Morgan Stanley	(33,436)	(1,202,799)	(700,819)	482,259
Coterra Energy, Inc.	Morgan Stanley	(183,727)	(5,216,510)	(4,798,949)	244,143
Hess Corp.	Morgan Stanley	(38,828)	(4,265,023)	(4,231,864)	(21,934)
Phillips 66.	Morgan Stanley	(11,614)	(1,008,324)	(937,482)	45,575
Schlumberger NV (Curacao)	Morgan Stanley	(66,695)	(2,373,375)	(2,394,351)	(51,121)
SPDR S&P 500 ETF Trust	Morgan Stanley	(5,484)	(2,168,497)	(1,958,775)	186,069
Williams Cos., Inc. (The)	Morgan Stanley	(84,796)	(2,645,574)	(2,427,709)	180,457

		(424,580)	(18,880,102)	(17,449,949)	1,065,448

Food & Staples Retailing
Costco Wholesale Corp.	Morgan Stanley	(731)	(400,004)	(345,229)	52,132
Sysco Corp.	Morgan Stanley	(589)	(49,711)	(41,648)	8,517

		(1,320)	(449,715)	(386,877)	60,649

Food, Beverage & Tobacco
Brown-Forman Corp., Class B	Morgan Stanley	(20,255)	(1,551,712)	(1,348,375)	159,258
Conagra Brands, Inc.	Morgan Stanley	(35,379)	(1,239,899)	(1,154,417)	59,147
Hormel Foods Corp.	Morgan Stanley	(36,184)	(1,687,494)	(1,644,201)	31,104
J M Smucker Co. (The)	Morgan Stanley	(43,518)	(6,171,896)	(5,979,808)	132,209
Keurig Dr Pepper, Inc.	Morgan Stanley	(7,719)	(287,788)	(276,495)	7,831
Lamb Weston Holdings, Inc.	Morgan Stanley	(21,941)	(2,016,861)	(1,697,795)	270,373
McCormick & Co., Inc.	Morgan Stanley	(54,222)	(4,934,063)	(3,864,402)	1,005,003
Monster Beverage Corp.	Morgan Stanley	(42,024)	(3,912,540)	(3,654,407)	229,654

		(261,242)	(21,802,253)	(19,619,900)	1,894,579

Health Care Equipment & Services
ABIOMED, Inc.	Morgan Stanley	(4,802)	(1,520,632)	(1,179,659)	329,989
Align Technology, Inc.	Morgan Stanley	(5,609)	(2,342,286)	(1,161,680)	1,163,682
Baxter International, Inc.	Morgan Stanley	(38,315)	(3,242,190)	(2,063,646)	1,133,038
Becton Dickinson and Co.	Morgan Stanley	(16,540)	(4,163,371)	(3,685,608)	426,657
Boston Scientific Corp.	Morgan Stanley	(69,589)	(2,977,555)	(2,695,182)	260,856

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Health Care Equipment & Services — (continued)
Cooper Cos., Inc. (The)	Morgan Stanley	(7,143)	$(2,889,055)	$(1,885,038)	$982,783
DaVita, Inc.	Morgan Stanley	(22,262)	(2,090,668)	(1,842,626)	232,937
Dexcom, Inc.	Morgan Stanley	(12,393)	(1,513,012)	(998,132)	503,951
Edwards Lifesciences Corp.	Morgan Stanley	(21,578)	(2,392,912)	(1,782,990)	592,632
Henry Schein, Inc.	Morgan Stanley	(32,441)	(2,624,956)	(2,133,645)	488,339
Humana, Inc.	Morgan Stanley	(3,727)	(1,792,675)	(1,808,303)	(35,603)
IDEXX Laboratories, Inc.	Morgan Stanley	(3,566)	(2,021,527)	(1,161,803)	845,120
Intuitive Surgical, Inc.	Morgan Stanley	(4,603)	(1,576,510)	(862,786)	702,337
ResMed, Inc.	Morgan Stanley	(11,852)	(2,852,762)	(2,587,292)	237,191
STERIS PLC (Ireland)	Morgan Stanley	(9,970)	(2,225,523)	(1,657,812)	543,625
Stryker Corp.	Morgan Stanley	(7,482)	(1,598,406)	(1,515,404)	67,293
Universal Health Services, Inc., Class B	Morgan Stanley	(3,643)	(430,875)	(321,240)	140,636

		(275,515)	(38,254,915)	(29,342,846)	8,615,463

Household & Personal Products
Church & Dwight Co., Inc.	Morgan Stanley	(8,562)	(849,686)	(611,669)	251,303
Clorox Co. (The)	Morgan Stanley	(26,340)	(4,527,714)	(3,381,793)	1,026,918
Estee Lauder Cos., Inc. (The), Class A	Morgan Stanley	(1,323)	(339,471)	(285,636)	51,341

		(36,225)	(5,716,871)	(4,279,098)	1,329,562

Insurance
Allstate Corp. (The)	Morgan Stanley	(12,104)	(1,557,896)	(1,507,311)	22,904
American International Group, Inc.	Morgan Stanley	(9,427)	(582,355)	(447,594)	122,876
Brown & Brown, Inc.	Morgan Stanley	(1,481)	(92,466)	(89,571)	2,165
Chubb Ltd. (Switzerland)	Morgan Stanley	(9,130)	(1,709,502)	(1,660,564)	29,690
Cincinnati Financial Corp.	Morgan Stanley	(15,031)	(1,899,484)	(1,346,327)	511,743
Everest Re Group Ltd. (Bermuda)	Morgan Stanley	(2,812)	(758,637)	(737,981)	8,369
Globe Life, Inc.	Morgan Stanley	(12,047)	(1,200,736)	(1,201,086)	(18,460)
Hartford Financial Services Group, Inc. (The)	Morgan Stanley	(34,846)	(2,406,413)	(2,158,361)	205,807
Lincoln National Corp.	Morgan Stanley	(28,244)	(2,021,480)	(1,240,194)	729,454
Marsh & McLennan Cos., Inc.	Morgan Stanley	(10,948)	(1,725,356)	(1,634,427)	75,803
MetLife, Inc.	Morgan Stanley	(24,904)	(1,673,415)	(1,513,665)	139,230
Prudential Financial, Inc.	Morgan Stanley	(14,590)	(1,486,500)	(1,251,530)	197,199
Travelers Cos., Inc. (The)	Morgan Stanley	(2,855)	(483,696)	(437,386)	39,795
Willis Towers Watson PLC (Ireland)	Morgan Stanley	(2,311)	(571,765)	(464,372)	95,900

		(180,730)	(18,169,701)	(15,690,369)	2,162,475

Materials
Air Products and Chemicals, Inc.	Morgan Stanley	(5,537)	(1,609,213)	(1,288,626)	267,521
Albemarle Corp.	Morgan Stanley	(7,600)	(1,887,440)	(2,009,744)	(140,667)
Avery Dennison Corp.	Morgan Stanley	(11,017)	(1,965,207)	(1,792,466)	151,872
Ball Corp.	Morgan Stanley	(8,447)	(788,355)	(408,159)	368,986
Corteva, Inc.	Morgan Stanley	(80,255)	(4,594,889)	(4,586,573)	(46,496)
Ecolab, Inc.	Morgan Stanley	(6,022)	(1,312,680)	(869,697)	423,062
FMC Corp.	Morgan Stanley	(16,443)	(1,892,396)	(1,738,025)	125,885
International Flavors & Fragrances, Inc.	Morgan Stanley	(36,209)	(4,733,905)	(3,288,863)	1,354,500
Martin Marietta Materials, Inc.	Morgan Stanley	(1,654)	(558,011)	(532,737)	19,563
PPG Industries, Inc.	Morgan Stanley	(22,528)	(2,842,277)	(2,493,624)	312,124
Sealed Air Corp.	Morgan Stanley	(22,374)	(1,299,144)	(995,867)	325,897
Sherwin-Williams Co. (The)	Morgan Stanley	(12,484)	(3,120,360)	(2,556,099)	532,715
Vulcan Materials Co.	Morgan Stanley	(5,711)	(1,104,407)	(900,682)	187,698

		(236,281)	(27,708,284)	(23,461,162)	3,882,660

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Media & Entertainment
DISH Network Corp., Class A	Morgan Stanley	(304,354)	$(7,269,006)	$(4,209,216)	$3,007,244
Live Nation Entertainment, Inc.	Morgan Stanley	(17,287)	(1,797,268)	(1,314,503)	469,402
Match Group, Inc.	Morgan Stanley	(25,246)	(3,846,862)	(1,205,497)	2,633,032
Paramount Global, Class B	Morgan Stanley	(15,786)	(592,208)	(300,565)	279,794
Warner Bros Discovery, Inc.	Morgan Stanley	(139,482)	(1,847,189)	(1,604,043)	228,614

		(502,155)	(15,352,533)	(8,633,824)	6,618,086

Pharmaceuticals, Biotechnology & Life Sciences
Bio-Rad Laboratories, Inc., Class A	Morgan Stanley	(4,380)	(2,559,995)	(1,827,073)	714,423
Bio-Techne Corp.	Morgan Stanley	(3,768)	(1,913,395)	(1,070,112)	841,578
Catalent, Inc.	Morgan Stanley	(55,431)	(6,141,605)	(4,010,987)	2,086,223
Charles River Laboratories International, Inc.	Morgan Stanley	(4,531)	(1,688,793)	(891,701)	784,893
IQVIA Holdings, Inc.	Morgan Stanley	(6,933)	(1,747,668)	(1,255,844)	479,199
Mettler-Toledo International, Inc.	Morgan Stanley	(312)	(458,256)	(338,245)	116,709
Thermo Fisher Scientific, Inc.	Morgan Stanley	(35)	(20,895)	(17,752)	2,993
Viatris, Inc.	Morgan Stanley	(68,087)	(1,019,394)	(580,101)	409,243
Waters Corp.	Morgan Stanley	(5,020)	(1,402,591)	(1,353,041)	39,421
West Pharmaceutical Services, Inc.	Morgan Stanley	(6,189)	(2,581,321)	(1,522,989)	1,036,965
Zoetis, Inc.	Morgan Stanley	(10,105)	(2,063,634)	(1,498,470)	540,351

		(164,791)	(21,597,547)	(14,366,315)	7,051,998

Real Estate
Boston Properties, Inc., REIT	Morgan Stanley	(12,507)	(1,498,304)	(937,650)	514,608
Digital Realty Trust, Inc., REIT	Morgan Stanley	(3,719)	(620,253)	(368,850)	232,951
Equinix, Inc., REIT	Morgan Stanley	(6,957)	(5,419,932)	(3,957,420)	1,343,684
Equity Residential, REIT.	Morgan Stanley	(12,840)	(1,140,790)	(863,105)	243,112
Essex Property Trust, Inc., REIT	Morgan Stanley	(5,013)	(1,739,194)	(1,214,299)	480,441
Federal Realty Investment Trust, REIT	Morgan Stanley	(4,299)	(551,674)	(387,426)	151,647
Host Hotels & Resorts, Inc., REIT	Morgan Stanley	(19,945)	(381,540)	(316,727)	58,248
Invitation Homes, Inc., REIT	Morgan Stanley	(21,557)	(760,668)	(727,980)	27,200
Iron Mountain, Inc., REIT	Morgan Stanley	(55,844)	(2,980,161)	(2,455,461)	454,379
Kimco Realty Corp., REIT	Morgan Stanley	(48,828)	(1,210,555)	(898,923)	274,613
Regency Centers Corp., REIT	Morgan Stanley	(23,846)	(1,646,104)	(1,284,107)	320,371
Ventas, Inc., REIT	Morgan Stanley	(30,422)	(1,619,774)	(1,222,052)	363,727
Vornado Realty Trust, REIT	Morgan Stanley	(19,727)	(1,316,826)	(456,877)	720,110
Welltower, Inc., REIT	Morgan Stanley	(6,920)	(573,319)	(445,094)	121,619

		(272,424)	(21,459,094)	(15,535,971)	5,306,710

Retailing
Advance Auto Parts, Inc.	Morgan Stanley	(19,536)	(3,810,111)	(3,054,258)	675,457
CarMax, Inc.	Morgan Stanley	(29,896)	(3,909,289)	(1,973,734)	1,907,301
Dollar General Corp.	Morgan Stanley	(6,775)	(1,622,140)	(1,625,052)	(16,993)
Dollar Tree, Inc.	Morgan Stanley	(12,693)	(1,832,495)	(1,727,517)	91,740
Etsy, Inc.	Morgan Stanley	(21,770)	(3,401,860)	(2,179,830)	1,197,444
Pool Corp.	Morgan Stanley	(4,802)	(2,277,136)	(1,528,044)	718,616
TJX Cos., Inc. (The)	Morgan Stanley	(23,418)	(1,566,273)	(1,454,726)	98,747
Tractor Supply Co.	Morgan Stanley	(27,497)	(6,066,002)	(5,111,142)	845,284

		(146,387)	(24,485,306)	(18,654,303)	5,517,596

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	Morgan Stanley	(11,033)	(1,138,822)	(699,051)	430,620
Analog Devices, Inc.	Morgan Stanley	(19,060)	(3,403,699)	(2,655,820)	677,505
Enphase Energy, Inc.	Morgan Stanley	(8,738)	(2,197,925)	(2,424,533)	(242,488)

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Semiconductors & Semiconductor Equipment — (continued)
Intel Corp.	Morgan Stanley	(68,848)	$(2,553,069)	$(1,774,213)	$740,460
Microchip Technology, Inc.	Morgan Stanley	(3,010)	(260,609)	(183,700)	72,538
Monolithic Power Systems, Inc.	Morgan Stanley	(5,016)	(2,282,933)	(1,822,814)	432,055
NVIDIA Corp.	Morgan Stanley	(1,180)	(147,964)	(143,240)	3,665
Skyworks Solutions, Inc.	Morgan Stanley	(8,650)	(1,420,772)	(737,586)	653,143
Teradyne, Inc.	Morgan Stanley	(13,351)	(1,339,564)	(1,003,328)	325,094

		(138,886)	(14,745,357)	(11,444,285)	3,092,592

Software & Services
Akamai Technologies, Inc.	Morgan Stanley	(10,847)	(1,070,264)	(871,231)	193,449
Ceridian HCM Holding, Inc.	Morgan Stanley	(21,845)	(2,447,833)	(1,220,699)	1,250,076
Citrix Systems, Inc.	Morgan Stanley	(11,377)	(1,393,808)	(1,183,208)	192,458
Fidelity National Information Services, Inc.	Morgan Stanley	(40,668)	(4,779,855)	(3,073,281)	1,635,432
Fiserv, Inc.	Morgan Stanley	(17,665)	(1,847,239)	(1,652,914)	181,111
Fortinet, Inc.	Morgan Stanley	(43,906)	(2,807,259)	(2,157,102)	629,871
Gartner, Inc.	Morgan Stanley	(3,791)	(982,511)	(1,048,932)	(73,513)
Global Payments, Inc.	Morgan Stanley	(24,340)	(3,695,284)	(2,629,937)	1,023,438
International Business Machines Corp.	Morgan Stanley	(6,150)	(749,980)	(730,682)	15,129
Intuit, Inc.	Morgan Stanley	(1,367)	(542,263)	(529,466)	12,433
Jack Henry & Associates, Inc.	Morgan Stanley	(6,167)	(1,212,423)	(1,124,059)	67,322
NortonLifeLock, Inc.	Morgan Stanley	(31,189)	(765,991)	(628,146)	128,761
Paycom Software, Inc.	Morgan Stanley	(3,129)	(1,194,954)	(1,032,539)	153,786
PTC, Inc.	Morgan Stanley	(28,951)	(3,370,100)	(3,028,275)	317,470
Tyler Technologies, Inc.	Morgan Stanley	(5,022)	(2,230,891)	(1,745,145)	469,627

		(256,414)	(29,090,655)	(22,655,616)	6,196,850

Technology Hardware & Equipment
Arista Networks, Inc.	Morgan Stanley	(11,209)	(1,530,452)	(1,265,384)	253,996
F5, Inc.	Morgan Stanley	(9,748)	(2,136,740)	(1,410,828)	710,529
Hewlett Packard Enterprise Co.	Morgan Stanley	(209,909)	(3,298,520)	(2,514,710)	695,148
Juniper Networks, Inc.	Morgan Stanley	(48,735)	(1,376,963)	(1,272,958)	84,201
Keysight Technologies, Inc.	Morgan Stanley	(6,513)	(1,106,178)	(1,024,886)	73,306
Motorola Solutions, Inc.	Morgan Stanley	(5,170)	(1,173,123)	(1,157,925)	(2,512)
Seagate Technology Holdings PLC	Morgan Stanley	(6,327)	(505,101)	(336,786)	160,245
Teledyne Technologies, Inc.	Morgan Stanley	(1,056)	(489,053)	(356,368)	129,160
Trimble, Inc.	Morgan Stanley	(36,895)	(2,746,276)	(2,002,292)	724,139

		(335,562)	(14,362,406)	(11,342,137)	2,828,212

Transportation
American Airlines Group, Inc.	Morgan Stanley	(26,641)	(518,710)	(320,758)	193,913
CH Robinson Worldwide, Inc.	Morgan Stanley	(39,451)	(3,959,359)	(3,799,526)	39,991
Delta Air Lines, Inc.	Morgan Stanley	(32,222)	(1,354,017)	(904,149)	440,078
JB Hunt Transport Services, Inc.	Morgan Stanley	(16,513)	(3,232,411)	(2,582,963)	612,104
Norfolk Southern Corp.	Morgan Stanley	(1,357)	(392,113)	(284,495)	107,567
Southwest Airlines Co.	Morgan Stanley	(23,708)	(1,315,656)	(731,155)	575,000
United Airlines Holdings, Inc.	Morgan Stanley	(10,731)	(700,875)	(349,079)	346,636

		(150,623)	(11,473,141)	(8,972,125)	2,315,289

Utilities
AES Corp. (The)	Morgan Stanley	(21,176)	(523,421)	(478,578)	43,322
Alliant Energy Corp.	Morgan Stanley	(57,999)	(3,522,858)	(3,073,367)	372,078
Ameren Corp.	Morgan Stanley	(29,665)	(2,664,980)	(2,389,516)	200,504
American Electric Power Co., Inc.	Morgan Stanley	(16,607)	(1,664,535)	(1,435,675)	197,637

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Concluded)

September 30, 2022

Total Return Swaps (concluded)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Utilities — (continued)
American Water Works Co., Inc.	Morgan Stanley	(8,191)	$(1,350,240)	$(1,066,141)	$259,716
Atmos Energy Corp.	Morgan Stanley	(7,660)	(856,878)	(780,171)	34,790
CMS Energy Corp.	Morgan Stanley	(41,849)	(2,841,668)	(2,437,286)	320,704
Consolidated Edison, Inc.	Morgan Stanley	(16,123)	(1,550,154)	(1,382,708)	136,816
Dominion Energy, Inc.	Morgan Stanley	(35,841)	(2,962,380)	(2,476,972)	433,939
Duke Energy Corp.	Morgan Stanley	(17,362)	(1,894,164)	(1,615,013)	246,182
Edison International	Morgan Stanley	(23,188)	(1,659,344)	(1,311,977)	268,149
Entergy Corp.	Morgan Stanley	(19,993)	(2,251,619)	(2,011,896)	97,369
Evergy, Inc.	Morgan Stanley	(39,312)	(2,644,229)	(2,335,133)	222,804
Eversource Energy	Morgan Stanley	(34,278)	(3,064,298)	(2,672,313)	255,444
FirstEnergy Corp.	Morgan Stanley	(31,076)	(1,333,067)	(1,149,812)	144,440
NextEra Energy, Inc.	Morgan Stanley	(12,270)	(1,085,003)	(962,091)	104,736
NiSource, Inc.	Morgan Stanley	(75,854)	(2,216,082)	(1,910,762)	270,141
Pinnacle West Capital Corp.	Morgan Stanley	(57,851)	(4,823,120)	(3,731,968)	819,864
PPL Corp.	Morgan Stanley	(71,678)	(2,164,429)	(1,817,037)	315,705
Sempra Energy	Morgan Stanley	(6,564)	(1,083,660)	(984,206)	77,311
WEC Energy Group, Inc.	Morgan Stanley	(5,881)	(607,110)	(525,938)	64,859
Xcel Energy, Inc.	Morgan Stanley	(40,414)	(2,856,192)	(2,586,496)	167,561

		(670,832)	(45,619,431)	(39,135,056)	5,054,071

Total Reference Entity — Short			(462,863,500)	(360,249,018)	95,235,585

Net Value of Reference Entity			$(70,863,116)	$24,402,273	$97,462,597

*	Includes $2,197,208 related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

GOTHAM LARGE VALUE FUND

Portfolio of Investments

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — 99.1%
Automobiles & Components — 0.0%
BorgWarner, Inc.	26	$816

Banks — 3.7%
Citigroup, Inc.	8,804	366,863
Fifth Third Bancorp	2,017	64,463
JPMorgan Chase & Co.	5,400	564,300
Regions Financial Corp.	5,922	118,855
Signature Bank	398	60,098
US Bancorp	7,644	308,206
Zions Bancorp NA	321	16,326

		1,499,111

Capital Goods — 7.1%
A.O. Smith Corp.	959	46,588
Carrier Global Corp.	6,949	247,106
Cummins, Inc.	551	112,134
Dover Corp.	758	88,368
Emerson Electric Co.	3,457	253,121
Fortive Corp.	77	4,489
General Dynamics Corp.	1,837	389,756
General Electric Co.	48	2,972
Illinois Tool Works, Inc.	1,259	227,438
Johnson Controls International PLC (Ireland)	3,083	151,745
Lockheed Martin Corp.	1,088	420,283
Masco Corp.	1,429	66,720
Nordson Corp.	6	1,274
Northrop Grumman Corp.	5	2,352
Otis Worldwide Corp.	1,783	113,755
Parker-Hannifin Corp.	830	201,117
Pentair PLC (Ireland)	1,044	42,418
Snap-on, Inc.	453	91,212
Textron, Inc.	1,418	82,613
Trane Technologies PLC (Ireland)	844	122,220
United Rentals, Inc.*	248	66,990
WW Grainger, Inc.	316	154,584

		2,889,255

Commercial & Professional Services — 0.5%
Copart, Inc.*	632	67,245
Equifax, Inc.	3	514
Nielsen Holdings PLC (United Kingdom)	2,300	63,756
Robert Half International, Inc.	925	70,763

		202,278

Consumer Durables & Apparel — 0.5%
Garmin Ltd. (Switzerland)	1,197	96,131
Hasbro, Inc.	205	13,821
Mohawk Industries, Inc.*	288	26,263

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
NIKE, Inc., Class B	268	$22,276
Whirlpool Corp.	467	62,956

		221,447

Consumer Services — 1.6%
McDonald’s Corp.	1,804	416,255
MGM Resorts International	2,698	80,185
Starbucks Corp.	1,046	88,136
Yum! Brands, Inc.	416	44,237

		628,813

Diversified Financials — 4.9%
Bank of New York Mellon Corp. (The)	4,280	164,866
Berkshire Hathaway, Inc., Class B*	1,441	384,776
BlackRock, Inc.	350	192,598
Capital One Financial Corp.	1,466	135,121
Franklin Resources, Inc.	1,997	42,975
Intercontinental Exchange, Inc.	4,305	388,957
Invesco Ltd. (Bermuda)	1,971	27,003
Moody’s Corp.	674	163,856
Nasdaq, Inc.	4,176	236,696
Northern Trust Corp.	36	3,080
State Street Corp.	869	52,844
Synchrony Financial	147	4,144
T Rowe Price Group, Inc.	1,927	202,354

		1,999,270

Energy — 11.4%
APA Corp.	2,834	96,894
Baker Hughes Co.	6,325	132,572
Chevron Corp.	5,197	746,653
ConocoPhillips	5,929	606,774
Devon Energy Corp.	5,231	314,540
Diamondback Energy, Inc.	1,424	171,535
EOG Resources, Inc.	718	80,222
Exxon Mobil Corp.	8,382	731,832
Marathon Oil Corp.	5,857	132,251
Marathon Petroleum Corp.	4,361	433,178
Occidental Petroleum Corp.	6,200	380,990
Phillips 66	183	14,772
Pioneer Natural Resources Co.	1,926	417,037
Valero Energy Corp.	3,274	349,827

		4,609,077

Food & Staples Retailing — 0.9%
Kroger Co. (The)	4,563	199,631
Walmart, Inc.	1,389	180,153

		379,784

The accompanying notes are an integral part of the financial statements.

GOTHAM LARGE VALUE FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — 6.8%
Altria Group, Inc.	2,369	$95,660
Archer-Daniels-Midland Co.	3,724	299,596
Campbell Soup Co.	1,991	93,816
Coca-Cola Co. (The)	7,156	400,879
General Mills, Inc.	3,984	305,214
Hershey Co. (The)	463	102,078
Kellogg Co.	2,155	150,117
Kraft Heinz Co. (The)	7,983	266,233
Molson Coors Beverage Co., Class B	1,373	65,890
Mondelez International, Inc., Class A	4,591	251,725
PepsiCo, Inc.	748	122,119
Philip Morris International, Inc.	4,780	396,788
Tyson Foods, Inc., Class A	2,795	184,274

		2,734,389

Health Care Equipment & Services — 11.3%
Abbott Laboratories	3,678	355,883
AmerisourceBergen Corp.	1,431	193,657
Cardinal Health, Inc.	1,728	115,223
Centene Corp.*	3,676	286,030
Cigna Corp.	2,002	555,495
Cooper Cos., Inc. (The)	311	82,073
CVS Health Corp.	6,197	591,008
Elevance Health, Inc.	870	395,189
HCA Healthcare, Inc.	1,442	265,025
Henry Schein, Inc.*	855	56,233
Hologic, Inc.*	2,039	131,556
Laboratory Corp. of America Holdings	752	154,017
McKesson Corp.	1,224	416,001
Medtronic PLC (Ireland)	5,098	411,664
Quest Diagnostics, Inc.	948	116,310
Teleflex, Inc.	291	58,625
UnitedHealth Group, Inc.	553	279,287
Universal Health Services, Inc., Class B	458	40,387
Zimmer Biomet Holdings, Inc.	468	48,929

		4,552,592

Household & Personal Products — 1.5%
Church & Dwight Co., Inc.	636	45,436
Colgate-Palmolive Co.	3,423	240,466
Kimberly-Clark Corp.	1,356	152,604
Procter & Gamble Co. (The)	1,407	177,634

		616,140

	Number of Shares	Value
COMMON STOCKS — (Continued)
Insurance — 1.5%
Aon PLC, Class A (Ireland)	75	$20,090
Assurant, Inc.	171	24,841
Cincinnati Financial Corp.	988	88,495
Lincoln National Corp.	43	1,888
Loews Corp.	1,503	74,910
Progressive Corp. (The)	1,986	230,793
Travelers Cos., Inc. (The)	367	56,225
W R Berkley Corp.	1,754	113,273
Willis Towers Watson PLC (Ireland)	21	4,220

		614,735

Materials — 3.5%
Amcor PLC (Jersey)	9,389	100,744
Avery Dennison Corp.	140	22,778
Ball Corp.	1,134	54,795
CF Industries Holdings, Inc.	1,732	166,705
Dow, Inc.	36	1,581
DuPont de Nemours, Inc.	2,660	134,064
Freeport-McMoRan, Inc.	8,284	226,402
International Paper Co.	1,588	50,340
Linde PLC (Ireland)	183	49,335
Mosaic Co. (The)	2,289	110,627
Newmont Corp.	5,032	211,495
Nucor Corp.	2,225	238,053
Sealed Air Corp.	902	40,148

		1,407,067

Media & Entertainment — 4.5%
Activision Blizzard, Inc.	5,715	424,853
Alphabet, Inc., Class A*	2,065	197,517
Comcast Corp., Class A	3,516	103,124
Fox Corp., Class A	4,157	127,537
Interpublic Group of Cos., Inc. (The).	3,324	85,094
Match Group, Inc.*	1,597	76,257
Meta Platforms, Inc., Class A*	5,163	700,516
Omnicom Group, Inc.	1,741	109,840

		1,824,738

Pharmaceuticals, Biotechnology & Life Sciences — 10.4%
AbbVie, Inc.	3,719	499,127
Amgen, Inc.	1,970	444,038
Biogen, Inc.*	1,225	327,075
Bristol-Myers Squibb Co.	5,841	415,237
Gilead Sciences, Inc.	7,855	484,575
Johnson & Johnson	2,422	395,658
Merck & Co., Inc.	4,906	422,505
Moderna, Inc.*	118	13,954
PerkinElmer, Inc.	180	21,659
Pfizer, Inc.	9,385	410,688
Regeneron Pharmaceuticals, Inc.*	375	258,326

The accompanying notes are an integral part of the financial statements.

GOTHAM LARGE VALUE FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Vertex Pharmaceuticals, Inc.*	1,636	$473,687
Viatris, Inc.	5,064	43,145

		4,209,674

Real Estate — 3.6%
Alexandria Real Estate Equities, Inc., REIT	227	31,823
AvalonBay Communities, Inc., REIT	593	109,225
Boston Properties, Inc., REIT	989	74,145
Camden Property Trust, REIT	642	76,687
CBRE Group, Inc., Class A*	31	2,093
Digital Realty Trust, Inc., REIT	1,768	175,350
Equity Residential, REIT	687	46,180
Essex Property Trust, Inc., REIT	386	93,501
Federal Realty Investment Trust, REIT	512	46,142
Healthpeak Properties, Inc., REIT	3,460	79,303
Mid-America Apartment Communities, Inc., REIT	716	111,030
Prologis, Inc., REIT	643	65,329
Public Storage, REIT	124	36,308
Realty Income Corp., REIT	877	51,041
Regency Centers Corp., REIT	223	12,009
Simon Property Group, Inc., REIT	2,032	182,372
UDR, Inc., REIT	1,023	42,669
Ventas, Inc., REIT	118	4,740
VICI Properties, Inc., REIT	423	12,627
Vornado Realty Trust, REIT	1,190	27,560
Welltower, Inc., REIT	237	15,244
Weyerhaeuser Co., REIT	6,305	180,071

		1,475,449

Retailing — 3.6%
AutoZone, Inc.*	117	250,606
Bath & Body Works, Inc.	1,965	64,059
Best Buy Co., Inc.	1,255	79,492
CarMax, Inc.*	806	53,212
Genuine Parts Co.	895	133,642
Home Depot, Inc. (The)	1,080	298,015
LKQ Corp.	1,753	82,654
Lowe’s Cos., Inc.	2,574	483,423
Ross Stores, Inc.	5	421
Ulta Beauty, Inc.*	1	401

		1,445,925

Semiconductors & Semiconductor Equipment — 5.1%
Applied Materials, Inc.	5,341	437,588
Broadcom, Inc.	191	84,806

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
KLA Corp.	281	$85,039
Lam Research Corp.	840	307,440
Microchip Technology, Inc.	2,242	136,829
Micron Technology, Inc.	7,004	350,900
NXP Semiconductors NV (Netherlands)	1,629	240,294
QUALCOMM, Inc.	2,706	305,724
Skyworks Solutions, Inc.	318	27,116
Teradyne, Inc.	994	74,699

		2,050,435

Software & Services — 5.0%
Accenture PLC, Class A (Ireland)	2,408	619,578
Adobe, Inc.*	1,596	439,219
Akamai Technologies, Inc.*	989	79,436
Automatic Data Processing, Inc.	603	136,392
Broadridge Financial Solutions, Inc.	182	26,266
DXC Technology Co.*	870	21,298
FleetCor Technologies, Inc.*	471	82,976
International Business Machines Corp.	996	118,335
NortonLifeLock, Inc.	3,734	75,203
Oracle Corp.	841	51,360
Paychex, Inc.	690	77,425
Salesforce, Inc.*	1,001	143,984
VeriSign, Inc.*	881	153,030

		2,024,502

Technology Hardware & Equipment — 4.5%
Amphenol Corp., Class A	3,541	237,105
CDW Corp.	360	56,189
Cisco Systems, Inc.	17,337	693,480
Corning, Inc.	5,707	165,617
F5, Inc.*	485	70,194
Hewlett Packard Enterprise Co.	2,113	25,314
HP, Inc.	8,552	213,116
NetApp, Inc.	776	47,996
Seagate Technology Holdings PLC (Ireland)	1,317	70,104
TE Connectivity Ltd. (Switzerland)	1,988	219,396
Teledyne Technologies, Inc.*	84	28,347

		1,826,858

Telecommunication Services — 1.8%
AT&T, Inc.	36,684	562,733
Verizon Communications, Inc.	4,288	162,815

		725,548

The accompanying notes are an integral part of the financial statements.

GOTHAM LARGE VALUE FUND

Portfolio of Investments (Concluded)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — 4.1%
CSX Corp.	5,205	$138,661
Expeditors International of Washington, Inc.	1,385	122,309
FedEx Corp.	785	116,549
Norfolk Southern Corp.	1,261	264,369
Union Pacific Corp.	2,216	431,721
United Parcel Service, Inc., Class B	3,587	579,444

		1,653,053

Utilities — 1.3%
Constellation Energy Corp.	2,071	172,286
DTE Energy Co.	676	77,774
NRG Energy, Inc.	1,999	76,502
Public Service Enterprise Group, Inc.	3,252	182,860

		509,422

TOTAL COMMON STOCKS (Cost $39,419,710)		40,100,378

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%		344,932

NET ASSETS - 100.0%		$40,445,310

*	Non-income producing.

PLC    Public Limited Company

REIT   Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — 98.7%
Automobiles & Components — 2.1%
Aptiv PLC (Jersey)*	15	$1,173
BorgWarner, Inc.	14	440
Ford Motor Co.	6,676	74,771
General Motors Co.	593	19,029
Tesla, Inc.*	706	187,267

		282,680

Banks — 0.7%
Bank of America Corp.	480	14,496
Citigroup, Inc.	84	3,500
Citizens Financial Group, Inc.	21	722
Comerica, Inc.	6	427
Fifth Third Bancorp	30	959
First Republic Bank	10	1,305
Huntington Bancshares, Inc.	61	804
JPMorgan Chase & Co.	498	52,041
KeyCorp.	40	641
M&T Bank Corp.	7	1,234
PNC Financial Services Group, Inc. (The)	25	3,735
Regions Financial Corp.	40	803
Signature Bank	3	453
SVB Financial Group*	3	1,007
Truist Financial Corp.	57	2,482
US Bancorp	63	2,540
Wells Fargo & Co.	217	8,728
Zions Bancorp NA	7	356

		96,233

Capital Goods — 3.9%
3M Co.	946	104,533
A.O. Smith Corp.	9	437
Allegion PLC (Ireland)	5	448
AMETEK, Inc.	13	1,474
Boeing Co. (The)*	25	3,027
Carrier Global Corp.	1,326	47,153
Caterpillar, Inc.	31	5,087
Cummins, Inc.	8	1,628
Deere & Co.	18	6,010
Dover Corp.	8	933
Eaton Corp. PLC (Ireland)	24	3,201
Emerson Electric Co.	35	2,563
Fastenal Co.	25	1,151
Fortive Corp.	144	8,395
Fortune Brands Home & Security, Inc.	8	430
Generac Holdings, Inc.*	3	534

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
General Dynamics Corp.	297	$63,015
General Electric Co.	1,866	115,524
Honeywell International, Inc.	41	6,846
Howmet Aerospace, Inc.	25	773
Huntington Ingalls Industries, Inc.	2	443
IDEX Corp.	4	799
Illinois Tool Works, Inc.	17	3,071
Ingersoll Rand, Inc.	24	1,038
Johnson Controls International PLC (Ireland)	41	2,018
L3Harris Technologies, Inc.	11	2,286
Lockheed Martin Corp.	139	53,694
Masco Corp.	356	16,622
Nordson Corp.	3	637
Northrop Grumman Corp.	64	30,101
Otis Worldwide Corp.	25	1,595
PACCAR, Inc.	18	1,506
Parker-Hannifin Corp.	8	1,938
Pentair PLC (Ireland)	274	11,133
Quanta Services, Inc.	8	1,019
Raytheon Technologies Corp.	63	5,157
Rockwell Automation, Inc.	5	1,076
Snap-on, Inc.	3	604
Stanley Black & Decker, Inc.	9	677
Textron, Inc.	12	699
Trane Technologies PLC (Ireland)	14	2,027
TransDigm Group, Inc.	3	1,574
United Rentals, Inc.*	4	1,080
Westinghouse Air Brake Technologies Corp.	8	651
WW Grainger, Inc.	3	1,468
Xylem, Inc.	8	699

		516,774

Commercial & Professional Services — 0.3%
Cintas Corp.	5	1,941
Copart, Inc.*	11	1,170
CoStar Group, Inc.*	16	1,114
Equifax, Inc.	6	1,029
Jacobs Solutions, Inc.	7	759
Leidos Holdings, Inc.	6	525
Nielsen Holdings PLC (United Kingdom)	520	14,414
Republic Services, Inc.	16	2,177
Robert Half International, Inc.	188	14,382
Rollins, Inc.	21	728

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
Verisk Analytics, Inc.	7	$1,194
Waste Management, Inc.	18	2,884

		42,317

Consumer Durables & Apparel — 0.4%
DR Horton, Inc.	15	1,010
Garmin Ltd. (Switzerland)	11	883
Hasbro, Inc.	7	472
Lennar Corp., Class A	118	8,797
Mohawk Industries, Inc.*	3	274
Newell Brands, Inc.	24	333
NIKE, Inc., Class B	66	5,486
NVR, Inc.*	1	3,987
PulteGroup, Inc.	11	413
Ralph Lauren Corp.	4	340
Tapestry, Inc.	445	12,651
VF Corp.	24	718
Whirlpool Corp.	103	13,885

		49,249

Consumer Services — 0.7%
Booking Holdings, Inc.*	2	3,286
Caesars Entertainment, Inc.*	9	290
Carnival Corp. (Panama)*	52	366
Chipotle Mexican Grill, Inc.*	1	1,503
Darden Restaurants, Inc.	7	884
Domino’s Pizza, Inc.	2	620
Expedia Group, Inc.*	7	656
Hilton Worldwide Holdings, Inc.	11	1,327
Las Vegas Sands Corp.*	32	1,201
Marriott International, Inc., Class A	14	1,962
McDonald’s Corp.	242	55,839
MGM Resorts International	708	21,042
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	18	204
Royal Caribbean Cruises Ltd. (Liberia)*	11	417
Starbucks Corp.	73	6,151
Wynn Resorts Ltd.*	4	252
Yum! Brands, Inc.	17	1,808

		97,808

Diversified Financials — 4.5%
American Express Co.	33	4,452
Ameriprise Financial, Inc.	6	1,512
Bank of New York Mellon Corp. (The)	35	1,348
Berkshire Hathaway, Inc., Class B*	814	217,354

	Number of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
BlackRock, Inc.	258	$141,972
Capital One Financial Corp.	23	2,120
Cboe Global Markets, Inc.	5	587
Charles Schwab Corp. (The)	81	5,821
CME Group, Inc.	22	3,897
Discover Financial Services	17	1,546
FactSet Research Systems, Inc.	2	800
Franklin Resources, Inc.	849	18,270
Goldman Sachs Group, Inc. (The)	20	5,861
Intercontinental Exchange, Inc.	928	83,845
Invesco Ltd. (Bermuda)	779	10,672
MarketAxess Holdings, Inc.	2	445
Moody’s Corp.	11	2,674
Morgan Stanley	103	8,138
MSCI, Inc.	3	1,265
Nasdaq, Inc.	561	31,798
Northern Trust Corp.	9	770
Raymond James Financial, Inc.	12	1,186
S&P Global, Inc.	15	4,580
State Street Corp.	16	973
Synchrony Financial	29	818
T Rowe Price Group, Inc.	387	40,639

		593,343

Energy — 8.5%
APA Corp.	633	21,642
Baker Hughes Co.	60	1,258
Chevron Corp.	1,003	144,101
ConocoPhillips	1,927	197,209
Coterra Energy, Inc.	35	914
Devon Energy Corp.	1,120	67,346
Diamondback Energy, Inc.	301	36,258
EOG Resources, Inc.	61	6,816
Exxon Mobil Corp.	2,032	177,414
Halliburton Co.	53	1,305
Hess Corp.	18	1,962
Kinder Morgan, Inc.	134	2,230
Marathon Oil Corp.	1,321	29,828
Marathon Petroleum Corp.	1,021	101,416
Occidental Petroleum Corp.	1,589	97,644
ONEOK, Inc.	27	1,383
Phillips 66	807	65,141
Pioneer Natural Resources Co.	411	88,994
Schlumberger NV (Curacao)	83	2,980
Valero Energy Corp.	692	73,940
Williams Cos., Inc. (The)	64	1,832

		1,121,613

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	19	$8,973
Kroger Co. (The)	44	1,925
Sysco Corp.	28	1,980
Walgreens Boots Alliance, Inc.	1,435	45,059
Walmart, Inc.	287	37,224

		95,161

Food, Beverage & Tobacco — 4.2%
Altria Group, Inc.	2,932	118,394
Archer-Daniels-Midland Co.	955	76,830
Brown-Forman Corp., Class B	21	1,398
Campbell Soup Co.	16	754
Coca-Cola Co. (The)	2,405	134,728
Conagra Brands, Inc.	27	881
Constellation Brands, Inc., Class A	11	2,527
General Mills, Inc.	669	51,252
Hershey Co. (The)	12	2,646
Hormel Foods Corp.	24	1,091
J M Smucker Co. (The)	6	824
Kellogg Co.	93	6,478
Keurig Dr Pepper, Inc.	60	2,149
Kraft Heinz Co. (The)	73	2,435
Lamb Weston Holdings, Inc.	6	464
McCormick & Co., Inc., non-voting shares	12	855
Molson Coors Beverage Co., Class B	12	576
Mondelez International, Inc., Class A	82	4,496
Monster Beverage Corp.*	23	2,000
PepsiCo, Inc.	59	9,632
Philip Morris International, Inc.	1,227	101,853
Tyson Foods, Inc., Class A	587	38,701

		560,964

Health Care Equipment & Services — 7.6%
Abbott Laboratories	728	70,441
ABIOMED, Inc.*	2	491
Align Technology, Inc.*	3	621
AmerisourceBergen Corp.	355	48,042
Baxter International, Inc.	21	1,131
Becton Dickinson and Co.	12	2,674
Boston Scientific Corp.*	60	2,324
Cardinal Health, Inc.	453	30,206
Centene Corp.*	963	74,931
Cigna Corp.	525	145,672
Cooper Cos., Inc. (The)	81	21,376

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
CVS Health Corp.	2,188	$208,670
DaVita, Inc.*	5	414
DENTSPLY SIRONA, Inc.	361	10,234
Dexcom, Inc.*	17	1,369
Edwards Lifesciences Corp.*	27	2,231
Elevance Health, Inc.	207	94,028
HCA Healthcare, Inc.	18	3,308
Henry Schein, Inc.*	6	395
Hologic, Inc.*	14	903
Humana, Inc.	6	2,911
IDEXX Laboratories, Inc.*	4	1,303
Intuitive Surgical, Inc.*	15	2,812
Laboratory Corp. of America Holdings	158	32,360
McKesson Corp.	256	87,007
Medtronic PLC (Ireland)	79	6,379
Molina Healthcare, Inc.*	3	989
Quest Diagnostics, Inc.	191	23,434
ResMed, Inc.	6	1,310
STERIS PLC (Ireland)	4	665
Stryker Corp.	16	3,241
Teleflex, Inc.	2	403
UnitedHealth Group, Inc.	253	127,775
Universal Health Services, Inc., Class B	4	353
Zimmer Biomet Holdings, Inc.	9	941

		1,011,344

Household & Personal Products — 0.2%
Church & Dwight Co., Inc.	11	786
Clorox Co. (The)	6	770
Colgate-Palmolive Co.	49	3,442
Estee Lauder Cos., Inc. (The), Class A	15	3,239
Kimberly-Clark Corp.	17	1,913
Procter & Gamble Co. (The)	143	18,054

		28,204

Insurance — 0.3%
Aflac, Inc.	28	1,574
Allstate Corp. (The)	12	1,494
American International Group, Inc.	35	1,662
Aon PLC, Class A (Ireland)	12	3,214
Arthur J Gallagher & Co.	12	2,055
Assurant, Inc.	3	436
Brown & Brown, Inc.	17	1,028
Chubb Ltd. (Switzerland)	18	3,274

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Insurance — (Continued)
Cincinnati Financial Corp.	7	$627
Everest Re Group Ltd. (Bermuda)	2	525
Globe Life, Inc.	5	498
Hartford Financial Services Group, Inc. (The)	15	929
Lincoln National Corp.	8	351
Loews Corp.	11	548
Marsh & McLennan Cos., Inc.	30	4,479
MetLife, Inc.	35	2,127
Principal Financial Group, Inc.	11	794
Progressive Corp. (The)	25	2,905
Prudential Financial, Inc.	16	1,372
Travelers Cos., Inc. (The)	13	1,992
W R Berkley Corp.	12	775
Willis Towers Watson PLC (Ireland)	6	1,206

		33,865

Materials — 3.3%
Air Products and Chemicals, Inc.	10	2,327
Albemarle Corp.	4	1,058
Amcor PLC (Jersey)	1,359	14,582
Avery Dennison Corp.	4	651
Ball Corp.	14	677
Celanese Corp.	180	16,261
CF Industries Holdings, Inc.	355	34,169
Corteva, Inc.	43	2,457
Dow, Inc.	1,235	54,254
DuPont de Nemours, Inc.	30	1,512
Eastman Chemical Co.	204	14,494
Ecolab, Inc.	15	2,166
FMC Corp.	7	740
Freeport-McMoRan, Inc.	2,461	67,259
International Flavors & Fragrances, Inc.	11	999
International Paper Co.	601	19,052
Linde PLC (Ireland)	30	8,088
LyondellBasell Industries NV, Class A (Netherlands)	556	41,856
Martin Marietta Materials, Inc.	3	966
Mosaic Co. (The)	585	28,273
Newmont Corp.	536	22,528
Nucor Corp.	479	51,248
Packaging Corp. of America	156	17,517
PPG Industries, Inc.	14	1,550
Sealed Air Corp.	237	10,549
Sherwin-Williams Co. (The)	15	3,071

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Vulcan Materials Co.	6	$946
Westrock Co.	414	12,788

		432,038

Media & Entertainment — 10.7%
Activision Blizzard, Inc.	1,116	82,964
Alphabet, Inc., Class A*	5,879	562,326
Charter Communications, Inc., Class A*	285	86,455
Comcast Corp., Class A	7,322	214,754
DISH Network Corp., Class A*	31	429
Electronic Arts, Inc.	114	13,191
Fox Corp., Class A	918	28,164
Interpublic Group of Cos., Inc. (The)	671	17,178
Live Nation Entertainment, Inc.*	9	684
Match Group, Inc.*	12	573
Meta Platforms, Inc., Class A*	2,101	285,064
Netflix, Inc.*	180	42,379
News Corp., Class A	996	15,050
Omnicom Group, Inc.	341	21,514
Paramount Global, Class B	1,056	20,106
Take-Two Interactive Software, Inc.*	68	7,412
Twitter, Inc.*	310	13,590
Walt Disney Co. (The)*	77	7,263
Warner Bros Discovery, Inc.*	142	1,633

		1,420,729

Pharmaceuticals, Biotechnology & Life Sciences — 11.2%
AbbVie, Inc.	1,379	185,076
Agilent Technologies, Inc.	13	1,580
Amgen, Inc.	312	70,325
Biogen, Inc.*	128	34,176
Bio-Rad Laboratories, Inc., Class A*	1	417
Bio-Techne Corp.	1	284
Bristol-Myers Squibb Co.	1,033	73,436
Catalent, Inc.*	7	507
Charles River Laboratories International, Inc.*	3	590
Danaher Corp.	298	76,970
Eli Lilly & Co.	40	12,934
Gilead Sciences, Inc.	2,034	125,477
Illumina, Inc.*	65	12,401
Incyte Corp.*	90	5,998
IQVIA Holdings, Inc.*	8	1,449
Johnson & Johnson	1,085	177,246
Merck & Co., Inc.	2,506	215,817
Mettler-Toledo International, Inc.*	1	1,084

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Moderna, Inc.*	680	$80,410
Organon & Co.	143	3,346
PerkinElmer, Inc.	7	842
Pfizer, Inc.	4,801	210,092
Regeneron Pharmaceuticals, Inc.*	48	33,066
Thermo Fisher Scientific, Inc.	17	8,622
Vertex Pharmaceuticals, Inc.*	434	125,660
Viatris, Inc.	2,013	17,151
Waters Corp.*	3	809
West Pharmaceutical Services, Inc.	4	984
Zoetis, Inc.	20	2,966

		1,479,715

Real Estate — 1.1%
Alexandria Real Estate Equities, Inc., REIT	9	1,262
American Tower Corp., REIT	189	40,578
AvalonBay Communities, Inc., REIT	6	1,105
Boston Properties, Inc., REIT	7	525
Camden Property Trust, REIT	5	597
CBRE Group, Inc., Class A*	20	1,350
Crown Castle, Inc., REIT	176	25,441
Digital Realty Trust, Inc., REIT	13	1,289
Duke Realty Corp., REIT	155	7,471
Equinix, Inc., REIT	3	1,707
Equity Residential, REIT	16	1,076
Essex Property Trust, Inc., REIT	3	727
Extra Space Storage, Inc., REIT	7	1,209
Federal Realty Investment Trust, REIT	4	361
Healthpeak Properties, Inc., REIT	23	527
Host Hotels & Resorts, Inc., REIT	31	492
Invitation Homes, Inc., REIT	25	844
Iron Mountain, Inc., REIT	12	528
Kimco Realty Corp., REIT	36	663
Mid-America Apartment Communities, Inc., REIT	5	775
Prologis, Inc., REIT	45	4,572
Public Storage, REIT	10	2,928
Realty Income Corp., REIT	26	1,513
Regency Centers Corp., REIT	10	539
SBA Communications Corp., REIT	43	12,240
Simon Property Group, Inc., REIT	19	1,705
UDR, Inc., REIT	14	584
Ventas, Inc., REIT	17	683
VICI Properties, Inc., REIT	40	1,194

	Number of Shares	Value
COMMON STOCKS — (Continued)
Real Estate — (Continued)
Vornado Realty Trust, REIT	9	$208
Welltower, Inc., REIT	20	1,286
Weyerhaeuser Co., REIT	1,207	34,472

		150,451

Retailing — 6.4%
Advance Auto Parts, Inc.	3	469
Amazon.com, Inc.*	4,994	564,322
AutoZone, Inc.*	7	14,994
Bath & Body Works, Inc.	340	11,084
Best Buy Co., Inc.	408	25,843
CarMax, Inc.*	7	462
Dollar General Corp.	13	3,118
Dollar Tree, Inc.*	13	1,769
eBay, Inc.	1,001	36,847
Etsy, Inc.*	5	501
Genuine Parts Co.	216	32,253
Home Depot, Inc. (The)	153	42,219
LKQ Corp.	460	21,689
Lowe’s Cos., Inc.	181	33,994
O’Reilly Automotive, Inc.*	3	2,110
Pool Corp.	2	636
Ross Stores, Inc.	468	39,438
Target Corp.	28	4,155
TJX Cos., Inc. (The)	70	4,348
Tractor Supply Co.	6	1,115
Ulta Beauty, Inc.*	3	1,204

		842,570

Semiconductors & Semiconductor Equipment — 2.5%
Advanced Micro Devices, Inc.*	71	4,499
Analog Devices, Inc.	22	3,066
Applied Materials, Inc.	1,403	114,948
Broadcom, Inc.	18	7,992
Enphase Energy, Inc.*	5	1,387
Intel Corp.	245	6,314
KLA Corp.	57	17,250
Lam Research Corp.	55	20,130
Microchip Technology, Inc.	33	2,014
Micron Technology, Inc.	1,355	67,886
Monolithic Power Systems, Inc.	1	363
NVIDIA Corp.	106	12,867
NXP Semiconductors NV (Netherlands)	45	6,638
ON Semiconductor Corp.*	19	1,184
Qorvo, Inc.*	184	14,611
QUALCOMM, Inc.	342	38,639

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Skyworks Solutions, Inc.	10	$853
SolarEdge Technologies, Inc.*	23	5,324
Teradyne, Inc.	9	676
Texas Instruments, Inc.	40	6,191

		332,832

Software & Services — 13.5%
Accenture PLC, Class A (Ireland)	983	252,926
Adobe, Inc.*	502	138,150
Akamai Technologies, Inc.*	7	562
ANSYS, Inc.*	35	7,759
Autodesk, Inc.*	87	16,252
Automatic Data Processing, Inc.	24	5,429
Broadridge Financial Solutions, Inc.	6	866
Cadence Design Systems, Inc.*	110	17,977
Ceridian HCM Holding, Inc.*	7	391
Citrix Systems, Inc.(a)	6	624
Cognizant Technology Solutions Corp., Class A	211	12,120
DXC Technology Co.*	14	343
EPAM Systems, Inc.*	23	8,330
Fidelity National Information Services, Inc.	26	1,965
Fiserv, Inc.*	28	2,620
FleetCor Technologies, Inc.*	71	12,508
Fortinet, Inc.*	35	1,720
Gartner, Inc.*	4	1,107
Global Payments, Inc.	12	1,297
International Business Machines Corp.	53	6,297
Intuit, Inc.	12	4,648
Jack Henry & Associates, Inc.	4	729
Mastercard, Inc., Class A	393	111,746
Microsoft Corp.	3,662	852,880
NortonLifeLock, Inc.	35	705
Oracle Corp.	167	10,199
Paychex, Inc.	21	2,356
Paycom Software, Inc.*	2	660
PayPal Holdings, Inc.*	520	44,756
PTC, Inc.*	4	418
Roper Technologies, Inc.	44	15,824
Salesforce, Inc.*	406	58,399
ServiceNow, Inc.*	81	30,586
Synopsys, Inc.*	62	18,942
Tyler Technologies, Inc.*	1	347

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
VeriSign, Inc.*	7	$1,216
Visa, Inc., Class A	846	150,292

		1,793,946

Technology Hardware & Equipment — 10.0%
Amphenol Corp., Class A	39	2,611
Apple, Inc.	6,578	909,080
Arista Networks, Inc.*	16	1,806
CDW Corp.	7	1,092
Cisco Systems, Inc.	6,685	267,400
Corning, Inc.	870	25,247
F5, Inc.*	4	579
Hewlett Packard Enterprise Co.	55	659
HP, Inc.	1,917	47,772
Juniper Networks, Inc.	19	496
Keysight Technologies, Inc.*	8	1,259
Motorola Solutions, Inc.	10	2,240
NetApp, Inc.	14	866
Seagate Technology Holdings PLC (Ireland)	342	18,205
TE Connectivity Ltd. (Switzerland)	19	2,097
Teledyne Technologies, Inc.*	2	675
Trimble, Inc.*	11	597
Western Digital Corp.*	513	16,698
Zebra Technologies Corp., Class A*	90	23,581

		1,322,960

Telecommunication Services — 1.8%
AT&T, Inc.	5,299	81,287
Lumen Technologies, Inc.	1,354	9,857
T-Mobile US, Inc.*	75	10,063
Verizon Communications, Inc.	3,779	143,488

		244,695

Transportation — 3.1%
Alaska Air Group, Inc.*	5	196
American Airlines Group, Inc.*	28	337
CH Robinson Worldwide, Inc.	6	578
CSX Corp.	948	25,255
Delta Air Lines, Inc.*	27	757
Expeditors International of Washington, Inc.	284	25,080
FedEx Corp.	427	63,397
JB Hunt Transport Services, Inc.	5	782
Norfolk Southern Corp.	46	9,644
Old Dominion Freight Line, Inc.	5	1,244
Southwest Airlines Co.*	25	771
Union Pacific Corp.	572	111,437

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments (Concluded)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
United Airlines Holdings, Inc.*	14	$455
United Parcel Service, Inc., Class B	1,035	167,194

		407,127

Utilities — 1.0%
AES Corp. (The)	40	904
Alliant Energy Corp.	11	583
Ameren Corp.	10	806
American Electric Power Co., Inc.	21	1,816
American Water Works Co., Inc.	8	1,041
Atmos Energy Corp.	5	509
CenterPoint Energy, Inc.	27	761
CMS Energy Corp.	12	699
Consolidated Edison, Inc.	15	1,286
Constellation Energy Corp.	202	16,804
Dominion Energy, Inc.	48	3,317
DTE Energy Co.	13	1,496
Duke Energy Corp.	32	2,977
Edison International	17	962
Entergy Corp.	8	805
Evergy, Inc.	10	594
Eversource Energy	14	1,091
Exelon Corp.	1,662	62,259
FirstEnergy Corp.	24	888
NextEra Energy, Inc.	83	6,508
NiSource, Inc.	18	453

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
NRG Energy, Inc.	411	$15,729
Pinnacle West Capital Corp.	5	323
PPL Corp.	44	1,115
Public Service Enterprise Group, Inc.	29	1,631
Sempra Energy	13	1,949
Southern Co. (The)	45	3,060
WEC Energy Group, Inc.	14	1,252
Xcel Energy, Inc.	23	1,472

		133,090

TOTAL COMMON STOCKS (Cost $13,376,012)		13,089,708

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.3%		168,621

NET ASSETS - 100.0%		$13,258,329

(a)	Security is fair valued by the Adviser in accordance with the policies established by the Board of Trustees.
*	Non-income producing.

PLC   Public Limited Company

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

GOTHAM HEDGED CORE FUND

Portfolio of Investments

September 30, 2022

	Number of Shares	Value
LONG POSITIONS — 137.9%
COMMON STOCKS — 137.9%
Capital Goods — 6.8%
3M Co.†	635	$70,168
Carrier Global Corp.	779	27,701
General Dynamics Corp.	284	60,256
Lockheed Martin Corp.†	379	146,404
Masco Corp.†	831	38,799
Northrop Grumman Corp.†	23	10,817
Pentair PLC (Ireland)†	1,922	78,091
WW Grainger, Inc.	8	3,914

		436,150

Commercial & Professional Services — 2.2%
Copart, Inc.*	154	16,386
Nielsen Holdings PLC (United Kingdom)	556	15,412
Robert Half International, Inc.†	999	76,423
Verisk Analytics, Inc.	207	35,300

		143,521

Consumer Durables & Apparel — 0.8%
NIKE, Inc., Class B	304	25,268
Tapestry, Inc.	446	12,680
Whirlpool Corp.	129	17,391

		55,339

Consumer Services — 3.9%
Domino’s Pizza, Inc.†	200	62,040
Expedia Group, Inc.*	395	37,008
McDonald’s Corp.†	350	80,759
MGM Resorts International	2,400	71,328

		251,135

Diversified Financials — 9.1%
Berkshire Hathaway, Inc., Class B†*	431	115,086
Cboe Global Markets, Inc.	524	61,502
FactSet Research Systems, Inc.	9	3,601
Intercontinental Exchange, Inc.†	1,661	150,071
MarketAxess Holdings, Inc.	88	19,579
Moody’s Corp.	70	17,018
Nasdaq, Inc.†	2,513	142,437
S&P Global, Inc.†	12	3,664
T Rowe Price Group, Inc.†	692	72,667

		585,625

Energy — 2.6%
Baker Hughes Co.	783	16,412
Chevron Corp.	293	42,095
EOG Resources, Inc.	94	10,502
Exxon Mobil Corp.	79	6,897

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Halliburton Co.	15	$369
Marathon Petroleum Corp.	205	20,363
Pioneer Natural Resources Co.	292	63,227
Valero Energy Corp.	49	5,236

		165,101

Food & Staples Retailing — 2.3%
Kroger Co. (The)	195	8,531
Sysco Corp.†	95	6,718
Walgreens Boots Alliance, Inc.	55	1,727
Walmart, Inc.†	996	129,181

		146,157

Food, Beverage & Tobacco — 11.1%
Altria Group, Inc.†	1,321	53,342
Archer-Daniels-Midland Co.†	112	9,010
Campbell Soup Co.†	1,181	55,649
Coca-Cola Co. (The)†	1,268	71,033
General Mills, Inc.†	1,165	89,251
Hershey Co. (The)†	246	54,236
Hormel Foods Corp.†	692	31,444
Kellogg Co.†	1,926	134,165
Kraft Heinz Co. (The)†	1,597	53,260
Mondelez International, Inc., Class A†	335	18,368
PepsiCo, Inc.†	229	37,387
Philip Morris International, Inc.†	619	51,383
Tyson Foods, Inc., Class A†	846	55,777

		714,305

Health Care Equipment & Services — 12.5%
Abbott Laboratories†	399	38,607
AmerisourceBergen Corp.†	374	50,614
Cardinal Health, Inc.	447	29,806
Cigna Corp.	83	23,030
CVS Health Corp.†	501	47,780
DaVita, Inc.†*	465	38,488
DENTSPLY SIRONA, Inc.	997	28,265
Elevance Health, Inc.†	100	45,424
Hologic, Inc.†*	1,866	120,394
Laboratory Corp. of America Holdings†	644	131,898
McKesson Corp.†	224	76,131
Medtronic PLC (Ireland)†	223	18,007
Quest Diagnostics, Inc.†	1,181	144,897
UnitedHealth Group, Inc.†	27	13,636

		806,977

The accompanying notes are an integral part of the financial statements.

GOTHAM HEDGED CORE FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Household & Personal Products — 3.8%
Church & Dwight Co., Inc.	440	$31,434
Colgate-Palmolive Co.†	906	63,646
Kimberly-Clark Corp.†	1,027	115,579
Procter & Gamble Co. (The)†	272	34,340

		244,999

Materials — 2.6%
CF Industries Holdings, Inc.	316	30,415
International Paper Co.	5	159
Newmont Corp.†	3,294	138,447
Packaging Corp. of America	1	112

		169,133

Media & Entertainment — 14.4%
Activision Blizzard, Inc.†	3,499	260,116
Alphabet, Inc., Class A†*	1,947	186,231
Charter Communications, Inc., Class A†*	530	160,775
Comcast Corp., Class A†	3,593	105,383
Electronic Arts, Inc.†	41	4,744
Meta Platforms, Inc., Class A†*	883	119,805
Netflix, Inc.†*	318	74,870
News Corp., Class A	992	14,989
Take-Two Interactive Software, Inc.†*	24	2,616

		929,529

Pharmaceuticals, Biotechnology & Life Sciences — 12.5%
Bristol-Myers Squibb Co.†	2,187	155,474
Danaher Corp.†	108	27,895
Gilead Sciences, Inc.†	22	1,357
Illumina, Inc.†*	23	4,388
Johnson & Johnson†	972	158,786
Merck & Co., Inc.†	1,984	170,862
Moderna, Inc.†*	1,278	151,124
Organon & Co.†	77	1,802
Pfizer, Inc.†	2,936	128,479
Vertex Pharmaceuticals, Inc.*	11	3,185

		803,352

Real Estate — 0.8%
Camden Property Trust, REIT	57	6,809
Digital Realty Trust, Inc., REIT	236	23,406
Realty Income Corp., REIT	301	17,518
Weyerhaeuser Co., REIT†	76	2,171

		49,904

Retailing — 8.4%
Amazon.com, Inc.†*	1,516	171,308

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
AutoZone, Inc.†*	26	$55,690
Bath & Body Works, Inc.	540	17,604
Best Buy Co., Inc.†	46	2,914
Dollar General Corp.	105	25,185
eBay, Inc.†	4,424	162,847
Genuine Parts Co.†	49	7,317
Home Depot, Inc. (The)†	185	51,049
Lowe’s Cos., Inc.†	148	27,796
Ross Stores, Inc.	206	17,359
Target Corp.†	25	3,710
TJX Cos., Inc. (The)	31	1,926

		544,705

Semiconductors & Semiconductor Equipment — 8.8%
Applied Materials, Inc.	296	24,251
Broadcom, Inc.	32	14,208
Enphase Energy, Inc.†*	581	161,210
Micron Technology, Inc.†	1,617	81,012
NXP Semiconductors NV (Netherlands)	52	7,671
Qorvo, Inc.†*	1,745	138,571
QUALCOMM, Inc.†	936	105,749
Skyworks Solutions, Inc.†	330	28,139
Texas Instruments, Inc.	26	4,024

		564,835

Software & Services — 17.7%
Accenture PLC, Class A (Ireland)†	259	66,641
Adobe, Inc.†*	770	211,904
Akamai Technologies, Inc.†*	1,305	104,818
Broadridge Financial Solutions, Inc.	39	5,628
Citrix Systems, Inc.(a)†	1,579	164,216
International Business Machines Corp.	37	4,396
Mastercard, Inc., Class A†	143	40,661
Microsoft Corp.†	1,111	258,752
NortonLifeLock, Inc.†	2,719	54,761
Oracle Corp.	9	550
PayPal Holdings, Inc.†*	172	14,804
Roper Technologies, Inc.†	16	5,754
Salesforce, Inc.†*	474	68,180
VeriSign, Inc.†*	495	85,981
Visa, Inc., Class A†	307	54,538

		1,141,584

Technology Hardware & Equipment — 8.1%
Amphenol Corp., Class A	193	12,923
Apple, Inc.†	2,066	285,521

The accompanying notes are an integral part of the financial statements.

GOTHAM HEDGED CORE FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Cisco Systems, Inc.†	2,464	$98,560
F5, Inc.*	322	46,603
Seagate Technology Holdings PLC (Ireland)†	56	2,981
Zebra Technologies Corp., Class A†*	296	77,555

		524,143

Telecommunication Services — 2.1%
AT&T, Inc.†	1,726	26,477
Verizon Communications, Inc.†	2,830	107,455

		133,932

Transportation — 4.2%
Expeditors International of Washington, Inc.†	1,684	148,714
FedEx Corp.†	258	38,305
Southwest Airlines Co.*	285	8,790
Union Pacific Corp.†	121	23,573
United Parcel Service, Inc., Class B†	326	52,662

		272,044

Utilities — 3.2%
DTE Energy Co.†	306	35,205
Exelon Corp.†	3,013	112,867
NRG Energy, Inc.†	1,029	39,380
Public Service Enterprise Group, Inc.†	336	18,893

		206,345

TOTAL COMMON STOCKS (Cost $9,237,694)		8,888,815

TOTAL LONG POSITIONS - 137.9% (Cost $9,237,694)		8,888,815

SHORT POSITIONS — (39.8)%
COMMON STOCKS — (39.8)%
Automobiles & Components — (1.0)%
Aptiv PLC (Jersey)*	(656)	(51,306)
Tesla, Inc.*	(46)	(12,201)

		(63,507)

Banks — (3.3)%
Comerica, Inc.	(457)	(32,493)
Fifth Third Bancorp	(558)	(17,834)
Huntington Bancshares, Inc.	(755)	(9,951)
KeyCorp.	(463)	(7,417)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Banks — (Continued)
M&T Bank Corp.	(96)	$(16,927)
Regions Financial Corp.	(1,612)	(32,353)
Signature Bank	(40)	(6,040)
SVB Financial Group*	(60)	(20,147)
Truist Financial Corp.	(116)	(5,050)
Wells Fargo & Co.	(813)	(32,699)
Zions Bancorp NA	(685)	(34,839)

		(215,750)

Capital Goods — (4.0)%
Boeing Co. (The)*	(420)	(50,854)
Deere & Co.	(13)	(4,341)
Eaton Corp. PLC (Ireland)	(132)	(17,604)
Fortune Brands Home & Security, Inc.	(279)	(14,980)
Generac Holdings, Inc.*	(59)	(10,510)
Howmet Aerospace, Inc.	(536)	(16,578)
Ingersoll Rand, Inc.	(201)	(8,695)
L3Harris Technologies, Inc.	(4)	(831)
PACCAR, Inc.	(4)	(335)
Quanta Services, Inc.	(200)	(25,478)
Raytheon Technologies Corp.	(149)	(12,197)
Stanley Black & Decker, Inc.	(277)	(20,833)
TransDigm Group, Inc.	(64)	(33,588)
Westinghouse Air Brake
Technologies Corp.	(306)	(24,893)
Xylem, Inc.	(182)	(15,900)

		(257,617)

Commercial & Professional Services — (0.6)%
CoStar Group, Inc.*	(166)	(11,562)
Jacobs Solutions, Inc.	(73)	(7,920)
Rollins, Inc.	(491)	(17,028)

		(36,510)

Consumer Durables & Apparel — (0.9)%
Mohawk Industries, Inc.*	(22)	(2,006)
Newell Brands, Inc.	(2,526)	(35,086)
PulteGroup, Inc.	(262)	(9,825)
Ralph Lauren Corp.	(101)	(8,578)

		(55,495)

Consumer Services — (2.1)%
Caesars Entertainment, Inc.*	(1,073)	(34,615)
Carnival Corp. (Panama)*	(360)	(2,531)
Chipotle Mexican Grill, Inc.*	(20)	(30,055)
Darden Restaurants, Inc.	(322)	(40,675)
Las Vegas Sands Corp.*	(354)	(13,282)

The accompanying notes are an integral part of the financial statements.

GOTHAM HEDGED CORE FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	(42)	$(477)
Wynn Resorts Ltd.*	(211)	(13,300)

		(134,935)

Diversified Financials — (3.4)%
American Express Co.	(126)	(16,999)
Ameriprise Financial, Inc.	(128)	(32,249)
Capital One Financial Corp.	(45)	(4,148)
Charles Schwab Corp. (The)	(118)	(8,481)
Discover Financial Services	(613)	(55,734)
Goldman Sachs Group, Inc. (The)	(24)	(7,033)
Morgan Stanley	(387)	(30,577)
MSCI, Inc.	(16)	(6,749)
Raymond James Financial, Inc.	(253)	(25,001)
State Street Corp.	(319)	(19,398)
Synchrony Financial	(510)	(14,377)

		(220,746)

Energy — (0.1)%
Williams Cos., Inc. (The)	(279)	(7,988)

Food, Beverage & Tobacco — (0.6)%
Brown-Forman Corp., Class B	(4)	(266)
J M Smucker Co. (The)	(159)	(21,848)
Monster Beverage Corp.*	(184)	(16,001)

		(38,115)

Health Care Equipment & Services — (4.6)%
ABIOMED, Inc.*	(169)	(41,517)
Align Technology, Inc.*	(138)	(28,581)
Becton Dickinson and Co.	(105)	(23,397)
Boston Scientific Corp.*	(922)	(35,709)
Dexcom, Inc.*	(285)	(22,954)
Edwards Lifesciences Corp.*	(430)	(35,531)
IDEXX Laboratories, Inc.*	(36)	(11,729)
Intuitive Surgical, Inc.*	(194)	(36,363)
ResMed, Inc.	(122)	(26,633)
Stryker Corp.	(173)	(35,039)

		(297,453)

Household & Personal Products — (0.7)%
Estee Lauder Cos., Inc. (The), Class A	(207)	(44,691)

Insurance — (2.9)%
Aflac, Inc.	(43)	(2,417)
American International Group, Inc.	(410)	(19,467)
Everest Re Group Ltd. (Bermuda)	(49)	(12,859)
Globe Life, Inc.	(149)	(14,855)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Insurance — (Continued)
Hartford Financial Services Group, Inc. (The)	(422)	$(26,139)
Lincoln National Corp.	(934)	(41,012)
Marsh & McLennan Cos., Inc.	(2)	(299)
MetLife, Inc.	(505)	(30,694)
Principal Financial Group, Inc.	(56)	(4,040)
Prudential Financial, Inc.	(386)	(33,111)

		(184,893)

Materials — (2.3)%
Albemarle Corp.	(129)	(34,113)
Corteva, Inc.	(378)	(21,603)
International Flavors & Fragrances, Inc.	(226)	(20,527)
Martin Marietta Materials, Inc.	(82)	(26,411)
PPG Industries, Inc.	(201)	(22,249)
Vulcan Materials Co.	(169)	(26,653)

		(151,556)

Media & Entertainment — (1.0)%
DISH Network Corp., Class A*	(3,672)	(50,784)
Warner Bros Discovery, Inc.*	(1,019)	(11,718)

		(62,502)

Pharmaceuticals, Biotechnology & Life Sciences — (2.8)%
Agilent Technologies, Inc.	(179)	(21,758)
Biogen, Inc.*	(61)	(16,287)
Bio-Rad Laboratories, Inc., Class A*	(57)	(23,777)
Bio-Techne Corp.	(71)	(20,164)
Catalent, Inc.*	(401)	(29,016)
Charles River Laboratories International, Inc.*	(5)	(984)
Eli Lilly & Co.	(33)	(10,671)
IQVIA Holdings, Inc.*	(130)	(23,548)
Mettler-Toledo International, Inc.*	(10)	(10,841)
Thermo Fisher Scientific, Inc.	(3)	(1,522)
Waters Corp.*	(76)	(20,484)

		(179,052)

Real Estate — (0.7)%
Equinix, Inc., REIT	(44)	(25,029)
Host Hotels & Resorts, Inc., REIT	(818)	(12,990)
Iron Mountain, Inc., REIT	(220)	(9,673)

		(47,692)

Retailing — (1.4)%
Advance Auto Parts, Inc.	(152)	(23,764)
CarMax, Inc.*	(143)	(9,441)
Etsy, Inc.*	(347)	(34,745)

The accompanying notes are an integral part of the financial statements.

GOTHAM HEDGED CORE FUND

Portfolio of Investments (Concluded)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Pool Corp.	(48)	$(15,274)
Tractor Supply Co.	(45)	(8,364)

		(91,588)

Semiconductors & Semiconductor Equipment — (2.0)%
Advanced Micro Devices, Inc.*	(499)	(31,617)
Analog Devices, Inc.	(67)	(9,336)
Intel Corp.	(4)	(103)
Monolithic Power Systems, Inc.	(71)	(25,801)
NVIDIA Corp.	(421)	(51,105)
ON Semiconductor Corp.*	(231)	(14,398)

		(132,360)

Software & Services — (3.0)%
Ceridian HCM Holding, Inc.*	(322)	(17,993)
Fidelity National Information Services, Inc.	(359)	(27,130)
Fiserv, Inc.*	(25)	(2,339)
Fortinet, Inc.*	(532)	(26,137)
Global Payments, Inc.	(292)	(31,551)
Intuit, Inc.	(67)	(25,950)
Paycom Software, Inc.*	(54)	(17,820)
PTC, Inc.*	(309)	(32,321)
Tyler Technologies, Inc.*	(28)	(9,730)

		(190,971)

Technology Hardware & Equipment — (0.5)%
Arista Networks, Inc.*	(123)	(13,886)
Trimble, Inc.*	(309)	(16,769)

		(30,655)

Transportation — (0.2)%
JB Hunt Transport Services, Inc.	(91)	(14,234)

Utilities — (1.7)%
AES Corp. (The)	(390)	(8,814)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
Alliant Energy Corp.	(283)	$(14,996)
Ameren Corp.	(9)	(725)
American Water Works Co., Inc.	(220)	(28,635)
Dominion Energy, Inc.	(49)	(3,386)
Entergy Corp.	(19)	(1,912)
Evergy, Inc.	(83)	(4,930)
Eversource Energy	(79)	(6,159)
NextEra Energy, Inc.	(49)	(3,842)
Pinnacle West Capital Corp.	(389)	(25,095)
PPL Corp.	(139)	(3,524)
Xcel Energy, Inc.	(88)	(5,632)

		(107,650)

TOTAL COMMON STOCKS (Proceeds $3,278,685)		(2,565,960)

TOTAL SHORT POSITIONS - (39.8)% (Proceeds $3,278,685)		(2,565,960)

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.9%		123,122

NET ASSETS - 100.0%		$6,445,977

(a)	Security is fair valued by the Adviser in accordance with the policies established by the Board of Trustees.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(See Note 1 of the Notes to Financial Statements)
*	Non-income producing.

PLC   Public Limited Company

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Assets and Liabilities

September 30, 2022

	Gotham Absolute Return Fund	Gotham Enhanced Return Fund	Gotham Neutral Fund
Assets
Non-affiliated investments, at value[1,2]	$515,864,077	$149,241,229	$62,632,739
Affiliated investments, at value[3]	—	47,269,200	—
Swaps, at value(a)	100,815,980	48,968,084	17,112,978
Cash and cash equivalents	1,545,198	1,013,718	12,637
Due from broker	2,434,839	8,358,752	98,077
Receivables:
Investments sold	9,385,461	3,098,358	1,673,980
Capital shares sold	867,144	614,534	142,488
Dividends	377,755	111,046	44,710
Prepaid expenses and other assets	2,971	—	379

Total Assets	631,293,425	258,674,921	81,717,988

Liabilities
Obligation to return cash collateral on swap contracts (Note 1)	74,300,000	47,530,000	12,000,000
Payables:
Investments purchased	11,540,256	3,836,613	2,369,477
Capital shares redeemed	2,220,857	247,327	40,679
Investment adviser	486,992	178,074	69,566
Administration and accounting fees	63,384	43,752	34,717
Accrued expenses	177,924	94,754	69,263

Total Liabilities	88,789,413	51,930,520	14,583,702

Net Assets	$542,504,012	$206,744,401	$67,134,286

Net Assets Consisted of:
Capital stock, $0.01 par value	$331,371	$208,908	$64,930
Paid-in capital	535,660,332	173,587,734	133,127,122
Total distributable earnings/(loss)	6,512,309	32,947,759	(66,057,766)

Net Assets	$542,504,012	$206,744,401	$67,134,286

Institutional Class Shares:
Net assets	$542,504,012	$206,744,401	$67,134,286

Shares outstanding	33,137,065	20,890,766	6,493,037

Net asset value, offering and redemption price per share	$16.37	$9.90	$10.34

[1] Non-affiliated investments, at cost	$554,064,164	$164,869,098	$67,463,294
[2] Includes market value of securities designated as collateral for swaps	$141,117,213	$63,360,100	$38,343,863
[3] Affiliated investments, at cost	$—	$48,408,000	$—

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Assets and Liabilities (Continued)

September 30, 2022

	Gotham Index Plus Fund	Gotham Large Value Fund
Assets
Non-affiliated investments, at value[1,2]	$188,858,014	$40,100,378
Affiliated investments, at value[3]	187,310,113	—
Swaps, at value(a)	97,462,597	—
Cash and cash equivalents	299,180	354,247
Due from broker	32,070,149	—
Receivables:
Investments sold	3,956,284	2,431,105
Capital shares sold	619,306	2,500
Dividends	222,020	65,628
Prepaid expenses and other assets	10,857	128

Total Assets	510,808,520	42,953,986

Liabilities
Obligation to return cash collateral on swap contracts (Note 1)	100,050,000	—
Payables:
Investments purchased	5,036,524	2,431,737
Capital shares redeemed	162,236	4,924
Investment adviser	161,640	22,010
Administration and accounting fees	39,951	5,957
Distribution fees (Investor Class Shares)	2,276	—
Accrued expenses	165,526	44,048

Total Liabilities	105,618,153	2,508,676

Net Assets	$405,190,367	$40,445,310

Net Assets Consisted of:
Capital stock, $0.01 par value	$233,787	$31,603
Paid-in capital	376,110,011	38,962,268
Total distributable earnings	28,846,569	1,451,439

Net Assets	$405,190,367	$40,445,310

Institutional Class Shares:
Net assets	$394,850,340	$40,445,310

Shares outstanding	22,780,169	3,160,313

Net asset value, offering and redemption price per share	$17.33	$12.80

Investor Class Shares:
Net assets	$10,340,027	N/A

Shares outstanding	598,499	N/A

Net asset value, offering and redemption price per share	$17.28	N/A

[1] Non-affiliated investments, at cost	$199,014,350	$39,419,710
[2] Includes market value of securities designated as collateral for swaps	$155,090,845	$—
[3] Affiliated investments, at cost	$232,808,996	$—

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Assets and Liabilities (Concluded)

September 30, 2022

	Gotham Enhanced S&P 500 Index Fund	Gotham Hedged Core Fund
Assets
Non-affiliated investments, at value[1]	$13,089,708	$8,888,815
Cash and cash equivalents	158,351	30,374
Deposits with brokers for securities sold short	—	93,546
Receivables:
Investments sold	188,419	201,092
Capital shares sold	22,106	—
Dividends	13,387	6,628

Total Assets	13,471,971	9,220,455

Liabilities
Securities sold short, at value[2]	—	2,565,960
Payables:
Investments purchased	205,350	201,030
Investment adviser	4,111	4,013
Capital shares redeemed	2,424	—
Dividends and fees on securities sold short	—	2,604
Accrued expenses	1,757	871

Total Liabilities	213,642	2,774,478

Net Assets	$13,258,329	$6,445,977

Net Assets Consisted of:
Capital stock, $0.01 par value	$10,043	$6,552
Paid-in capital	13,013,437	6,424,093
Total distributable earnings	234,849	15,332

Net Assets	$13,258,329	$6,445,977

Institutional Class Shares:
Net assets	$13,258,329	$6,445,977

Shares outstanding	1,004,342	655,211

Net asset value, offering and redemption price per share	$13.20	$9.84

[1] Non-affiliated investments, at cost	$13,376,012	$9,237,694
[2] Proceeds received, securities sold short	$—	$3,278,685

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Operations

For the Year Ended September 30, 2022

	Gotham Absolute Return Fund	Gotham Enhanced Return Fund	Gotham Neutral Fund
Investment income
Dividends from non-affiliated investments	$7,158,849	$2,713,075	$678,111
Interest	4,529	3,768	1,547
Less: taxes withheld	(38,442)	(12,966)	(6,115)

Total investment income	7,124,936	2,703,877	673,543

Expenses
Advisory fees (Note 2)	8,315,366	3,608,124	798,639
Transfer agent fees (Note 2)	477,229	157,485	—
Administration and accounting fees (Note 2)	260,843	162,456	117,620
Trustees’ and officers’ fees (Note 2)	147,796	66,069	13,584
Legal fees	126,962	57,001	7,196
Audit fees	93,124	54,210	30,014
Registration and filing fees	80,851	32,823	26,191
Custodian fees (Note 2)	69,889	40,315	6,365
Shareholder reporting fees	29,618	23,610	22,258
Other expenses	31,754	19,900	11,220

Total expenses before recoupments, waivers and/or reimbursements	9,633,432	4,221,993	1,033,087

Recoupments, waivers and/or reimbursements (Note 2)	(1,318,066)	(613,870)	(234,461)

Net expenses after recoupments, waivers and/or reimbursements	8,315,366	3,608,123	798,626

Net investment loss	(1,190,430)	(904,246)	(125,083)

Net realized and unrealized gain/(loss) from investments:
Net realized gain/(loss) from non-affiliated investments	4,343,331	5,895,133 (a)	(501,623)
Net realized gain/(loss) from swaps	8,413,957 (b)	7,420,436 (b)	(1,161,694	)(b)
Net realized gain from foreign currency transactions	1,228	673	146
Net change in unrealized depreciation on non-affiliated investments	(95,453,912)	(44,136,266)	(7,908,377)
Net change in unrealized depreciation on affiliated investments	—	(1,138,800)	—
Net change in unrealized appreciation on swaps	68,673,147 (b)	13,649,039 (b)	14,056,956	(b)
Net change in unrealized appreciation on foreign currency translations	1,233	170	183

Net realized and unrealized gain/(loss) on investments	(14,021,016)	(18,309,615)	4,485,591

Net increase/(decrease) in net assets resulting from operations	$(15,211,446)	$(19,213,861)	$4,360,508

(a)	Includes net realized gains of $8,352,647 relating to a redemption in-kind (See Note 4). For tax purposes, no gain or losses will be recognized.
(b)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Operations (Continued)

For the Year Ended September 30, 2022

	Gotham Index Plus Fund	Gotham Large Value Fund
Investment income
Dividends from non-affiliated investments	$4,589,196	$1,304,943
Dividends from affiliated investments	534,389	—
Interest	1,595	758
Less: taxes withheld	(1,949)	(555)

Total investment income	5,123,231	1,305,146

Expenses
Advisory fees (Note 2)	3,886,317	434,271
Transfer agent fees (Note 2)	402,117	43,384
Administration and accounting fees (Note 2)	170,795	28,133
Trustees’ and officers’ fees (Note 2)	132,718	16,876
Legal fees	114,879	18,060
Registration and filing fees	86,462	22,518
Audit fees	80,244	27,967
Custodian fees (Note 2)	77,684	4,632
Shareholder reporting fees	37,547	20,693
Distribution fees (Investor Class) (Note 2)	31,095	—
Other expenses	35,140	12,509

Total expenses before recoupments, waivers and/or reimbursements	5,054,998	629,043

Recoupments, waivers and/or reimbursements (Note 2)	(413,805)	(194,772)

Net expenses after recoupments, waivers and/or reimbursements	4,641,193	434,271

Net investment income	482,038	870,875

Net realized and unrealized gain/(loss) from investments:
Net realized gain from non-affiliated investments	59,654,381 (a)	5,214,634
Net realized gain from swaps	791,024 (b)	—
Net change in unrealized depreciation on non-affiliated investments	(70,320,067)	(9,279,017)
Net change in unrealized depreciation on affiliated investments	(45,593,260)	—
Net change in unrealized appreciation on swaps	10,299,361 (b)	—

Net realized and unrealized loss on investments	(45,168,561)	(4,064,383)

Net decrease in net assets resulting from operations	$(44,686,523)	$(3,193,508)

(a)	Includes net realized gains of $58,353,007 relating to a redemption in-kind (See Note 4). For tax purposes, no gain or losses will be recognized.
(b)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Operations (Concluded)

For the Year Ended September 30, 2022

	Gotham Enhanced S&P 500 Index Fund	Gotham Hedged Core Fund
Investment income
Dividends from non-affiliated investments	$288,833	$202,195
Interest	231	39
Less: taxes withheld	(7)	(11)

Total investment income	289,057	202,223

Expenses
Advisory fees (Note 2)	79,656	56,814
Support services fees	23,897	12,175
Dividends and fees on securities sold short (Note 1)	—	70,062

Total expenses before recoupments, waivers and/or reimbursements	103,553	139,051

Recoupments, waivers and/or reimbursements (Note 2)	(23,897)	—

Net expenses after recoupments, waivers and/or reimbursements	79,656	139,051

Net investment income.	209,401	63,172

Net realized and unrealized gain/(loss) from investments:
Net realized gain from non-affiliated investments	743,921	135,773
Net realized gain from securities sold short	—	51,697
Net change in unrealized depreciation on non-affiliated investments	(2,761,378)	(1,413,210)
Net change in unrealized appreciation on securities sold short	—	614,756

Net realized and unrealized loss on investments	(2,017,457)	(610,984)

Net decrease in net assets resulting from operations	$(1,808,056)	$(547,812)

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Changes in Net Assets

	Gotham Absolute Return Fund		Gotham Enhanced Return Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment loss	$(1,190,430)	$(1,887,777)	$(904,246)	$(806,654)
Net realized gains from investments, swaps and foreign currency transactions	12,758,516	73,266,111	13,316,242	64,088,645
Net change in unrealized depreciation on investments, swaps and foreign currency translations	(26,779,532)	(1,145,601)	(31,625,857)	(11,239,376)

Net increase/(decrease) in net assets resulting from operations	(15,211,446)	70,232,733	(19,213,861)	52,042,615

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	—	—	(42,651,417)	(334,852)

Net decrease in net assets from dividends and distributions to shareholders	—	—	(42,651,417)	(334,852)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	58,186,607	(76,693,148)	41,291,088	(61,113,855)

Total increase/(decrease) in net assets	42,975,161	(6,460,415)	(20,574,190)	(9,406,092)

Net assets
Beginning of year	499,528,851	505,989,266	227,318,591	236,724,683

End of year	$542,504,012	$499,528,851	$206,744,401	$227,318,591

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Changes in Net Assets (Continued)

	Gotham Neutral Fund		Gotham Index Plus Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(125,083)	$(226,259)	$482,038	$2,375,987
Net realized gains/(losses) from investments, swaps and foreign currency transactions	(1,663,171)	6,805,014	60,445,405	139,673,952
Net change in unrealized appreciation/(depreciation) on investments, swaps and foreign currency translations	6,148,762	(6,635,519)	(105,613,966)	(41,397,278)

Net increase/(decrease) in net assets resulting from operations	4,360,508	(56,764)	(44,686,523)	100,652,661

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	—	—	(25,263,484)	(4,445,820)
Investor Class	N/A	N/A	(667,869)	(98,640)

Net decrease in net assets from dividends and distributions to shareholders	—	—	(25,931,353)	(4,544,460)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	22,605,588	(15,450,336)	18,381,542	(43,732,266)

Total increase/(decrease) in net assets	26,966,096	(15,507,100)	(52,236,334)	52,375,935

Net assets
Beginning of year	40,168,190	55,675,290	457,426,701	405,050,766

End of year	$67,134,286	$40,168,190	$405,190,367	$457,426,701

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Changes in Net Assets (Continued)

	Gotham Large Value Fund		Gotham Enhanced S&P 500 Index Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment income	$870,875	$1,138,914	$209,401	$146,962
Net realized gains from investments	5,214,634	18,029,679	743,921	1,005,340
Net change in unrealized appreciation/(depreciation) on investments	(9,279,017)	4,213,869	(2,761,378)	1,553,131

Net increase/(decrease) in net assets resulting from operations	(3,193,508)	23,382,462	(1,808,056)	2,705,433

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(11,158,028)	(1,307,860)	(1,109,897)	(114,476)

Net decrease in net assets from dividends and distributions to shareholders	(11,158,028)	(1,307,860)	(1,109,897)	(114,476)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(10,554,416)	(26,725,897)	607,353	6,631,865

Total increase/(decrease) in net assets	(24,905,952)	(4,651,295)	(2,310,600)	9,222,822

Net assets
Beginning of year	65,351,262	70,002,557	15,568,929	6,346,107

End of year	$40,445,310	$65,351,262	$13,258,329	$15,568,929

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Changes in Net Assets (Concluded)

	Gotham Hedged Core Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment income	$63,172	$103,349
Net realized gains from investments and securities sold short	187,470	1,189,444
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	(798,454)	181,311

Net increase/(decrease) in net assets resulting from operations	(547,812)	1,474,104

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(1,449,183)	(83,766)

Net decrease in net assets from dividends and distributions to shareholders	(1,449,183)	(83,766)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	266,282	(2,017,190)

Total decrease in net assets	(1,730,713)	(626,852)

Net assets
Beginning of year	8,176,690	8,803,542

End of year	$6,445,977	$8,176,690

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statement of Cash Flow

September 30, 2022

Gotham Hedged Core Fund
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(547,812)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(24,273,973)
Proceeds from disposition of long-term portfolio investments	25,485,156
Purchases to cover securities sold short	(12,382,350)
Proceeds from securities sold short	12,325,058
Net realized gain on investments and investments sold short	(187,470)
Net change in unrealized appreciation/(depreciation) on investments and investments sold short	798,454
Decrease in receivable for investments sold	4,984
Decrease in dividends and interest receivable	7,795
Decrease in payable for investments purchased	(5,041)
Decrease in payable for dividends and fees on securities sold short	(1,422)
Decrease in payable to investment adviser	(15,574)
Decrease in accrued expense payable	(179)

Net cash provided by operating activities	1,207,626

Cash flows from financing activities:
Proceeds from shares sold	25,000
Payment of shares redeemed	(1,207,901)

Net cash used in financing activities	(1,182,901)

Net increase in cash and restricted cash	24,725
Cash and restricted cash:
Beginning of year	$99,195

End of year	$123,920

Reconciliation of restricted and unrestricted cash at the beginning of the year to the statements of assets and liabilities:
Cash	$27,188

Restricted Cash	$72,007

Reconciliation of restricted and unrestricted cash at the end of the year to the statements of assets and liabilities:
Cash	$30,374

Restricted Cash	$93,546

Supplemental disclosure of cash flow information:
Cash received during the year for financing charges	$21,966

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Gotham Absolute Return Fund

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$16.73	$14.39	$15.01		$14.86		$13.94

Net investment loss(1)	(0.04)	(0.06)	(0.06)		(0.00	)(2)	(0.09)
Net realized and unrealized gain/(loss) on investments	(0.32)	2.40	(0.56)		0.15		1.01

Total from investment operations	(0.36)	2.34	(0.62)		0.15		0.92

Redemption fees	0.00 (3)	0.00 (3)	0.00	(3)	0.00	(3)	0.00	(3)

Net asset value, end of year	$16.37	$16.73	$14.39		$15.01		$14.86

Total investment return(4)	(2.15)%	16.26%	(4.13)%		1.01%		6.60%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$542,504	$499,529	$505,989		$857,247		$1,069,045
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any (including dividend and interest expense)	1.50%	1.50%	2.55	%(5)	2.58	%(5)	2.56	%(5)
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(6)	1.74%	1.77%	2.65	%(5)	2.60	%(5)	2.63	%(5)
Ratio of net investment loss to average net assets (including dividend and interest expense)	(0.21)%	(0.39)%	(0.39)%		(0.02	)%(7)	(0.58)%
Portfolio turnover rate	284%	210%	259%		233%		258%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $(0.005) per share.
(3)	Amount is less than $0.005 per share.
(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(5)

Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including waivers, reimbursement, and recoupments for the Fund would be 2.05%, 2.15%, and 2.15% for the years ended September 30, 2020, 2019, and 2018, respectively.

(6)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(7)	Net rebate income on securities sold short exceeded dividends and fees on securities sold short during the period. (See Note 1).

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Gotham Enhanced Return Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018
Per Share Operating Performance

Net asset value, beginning of year	$12.92		$10.21	$14.51		$15.55		$13.68

Net investment loss(1)	(0.04)		(0.04)	(0.04)		(0.08)		(0.13)
Net realized and unrealized gain/(loss) on investments	(0.58)		2.77	(0.48)		0.26		2.14

Total from investment operations	(0.62)		2.73	(0.52)		0.18		2.01

Dividends and distributions to shareholders from:
Net investment income	—		(0.02)	—		—		—
Net realized capital gains	(2.40)		—	(3.78)		(1.22)		(0.14)

Total dividends and distributions to shareholders	(2.40)		(0.02)	(3.78)		(1.22)		(0.14)

Redemption fees	0.00	(2)	0.00 (2)	0.00	(2)	0.00	(2)	0.00	(2)

Net asset value, end of year	$9.90		$12.92	$10.21		$14.51		$15.55

Total investment return(3)	(8.04)%		26.73%	(6.81)%		1.79%		14.79%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$206,744		$227,319	$236,725		$519,067		$845,833
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any (including dividend and interest expense)	1.50%		1.50%	2.12	%(4)	3.56	%(4)	3.63	%(4)
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(5)	1.76%		1.79%	2.22	%(4)	3.56	%(4)	3.67	%(4)
Ratio of net investment loss to average net assets (including dividend and interest expense)	(0.38)%		(0.36)%	(0.37)%		(0.56)%		(0.84)%
Portfolio turnover rate	288	%(6)	203%	213%		204%		197%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including recoupments, waivers and/or reimbursements for the Fund would be 2.06%, 2.15% and 2.15% for years ended September 30, 2020, 2019 and 2018, respectively.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(6)	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Gotham Neutral Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018
Per Share Operating Performance

Net asset value, beginning of year	$9.32	$9.19	$10.35		$10.25		$10.23

Net investment income/(loss)(1)	(0.02)	(0.05)	(0.09)		0.01		(0.09)
Net realized and unrealized gain/(loss) on investments	1.04	0.18	(1.07)		0.09		0.11

Total from investment operations	1.02	0.13	(1.16)		0.10		0.02

Redemption fees	0.00 (2)	0.00 (2)	0.00	(2)	0.00	(2)	0.00	(2)

Net asset value, end of year	$10.34	$9.32	$9.19		$10.35		$10.25

Total investment return(3)	10.94%	1.42%	(11.21)%		0.98%		0.20%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$67,134	$40,168	$55,675		$181,413		$356,672
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any (including dividend and interest expense)	1.50%	1.50%	2.79	%(4)	2.34	%(4)	2.61	%(4)
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(5)	1.94%	2.07%	2.90	%(4)	2.33	%(4)	2.73	%(4)
Ratio of net investment income/(loss) to average net assets (including dividend and interest expense)	(0.23)%	(0.53)%	(0.95)%		0.11	%(6)	(0.87)%
Portfolio turnover rate	408%	282%	356%		331%		274%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including waivers, reimbursement, and recoupments for the Fund would be 2.09%, 2.15% and 2.15% for the years ended September 30, 2020, 2019 and 2018, respectively.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(6)	Net rebate income on securities sold short exceeded dividends and fees on securities sold short during the period. (See Note 1).

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Gotham Index Plus Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018
Per Share Operating Performance

Net asset value, beginning of year	$20.30		$16.19		$15.18		$15.73		$13.00

Net investment income(1)	0.02		0.10		0.14		0.13		0.10
Net realized and unrealized gain/(loss) on investments	(1.84)		4.19		1.09		(0.39)		2.68

Total from investment operations	(1.82)		4.29		1.23		(0.26)		2.78

Dividends and distributions to shareholders from:
Net investment income	(0.10)		(0.18)		(0.22)		(0.06)		(0.05)
Net realized capital gains	(1.05)		—		—		(0.23)		—

Total dividends and distributions to shareholders	(1.15)		(0.18)		(0.22)		(0.29)		(0.05)

Redemption fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)

Net asset value, end of year	$17.33		$20.30		$16.19		$15.18		$15.73

Total investment return(3)	(9.97)%		26.76%		8.14%		(1.57)%		21.45%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$394,850		$444,756		$394,773		$647,415		$631,060
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any (including dividend and interest expense)	0.96%		1.13%		1.17	%(4)	2.99	%(4)	3.39	%(4)
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(5)	1.04%		1.22%		1.25	%(4)	3.04	%(4)	3.39	%(4)
Ratio of net investment income to average net assets (including dividend and interest expense)	0.11%		0.55%		0.89%		0.89%		0.69%
Portfolio turnover rate	169	%(6)	158	%(6)	224%		253%		218%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including recoupments, waivers and/or reimbursements for the Fund’s Institutional Class Shares would be 1.15%, 1.15% and 1.15% for the years ended September 30, 2020, 2019 and 2018, respectively.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(6)	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Gotham Index Plus Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class Shares
	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Period Ended September 30, 2018*
Per Share Operating Performance
Net asset value, beginning of year/period	$20.23		$16.15		$15.13		$15.70		$14.48

Net investment income/(loss)(1)	(0.03)		0.06		0.10		(0.06)		0.05
Net realized and unrealized gain/(loss) on investments	(1.82)		4.16		1.10		(0.24)		1.17

Total from investment operations	(1.85)		4.22		1.20		(0.30)		1.22

Dividends and distributions to shareholders from:
Net investment loss	(0.05)		(0.14)		(0.18)		(0.04)		—
Net realized capital gains	(1.05)		—		—		(0.23)		—

Total dividends and distributions to shareholders	(1.10)		(0.14)		(0.18)		(0.27)		—

Redemption fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)

Net asset value, end of year/period	$17.28		$20.23		$16.15		$15.13		$15.70

Total investment return(3)	(10.13)%		26.33%		7.94%		(1.82)%		8.43%

Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$10,340		$12,671		$10,278		$17,464		$14,403
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any (including dividend and interest expense)	1.21%		1.38%		1.42	%(4)	4.28	%(4)	3.64	%(4)(5)
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(6)	1.30%		1.47%		1.50	%(4)	4.34	%(4)	3.64	%(4)(5)
Ratio of net investment income/(loss) to average net assets (including dividend and interest expense)	(0.14)%		0.30%		0.64%		(0.40)%		0.49	%(5)
Portfolio turnover rate	169	%(7)	158	%(7)	224%		253%		218	%(8)

*	Investor Class commenced operations on January 2, 2018. Total return is calculated based on inception date of December 29, 2017, when initial seed capital was issued at $14.48 per share.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including recoupments, waivers and/or reimbursements for the Fund’s Investor Class Shares would be 1.40%, 1.40% and 1.40% for the years ended September 30, 2020, 2019 and the period ended September 30, 2018, respectively.

(5)	Annualized.
(6)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(7)	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.
(8)	Reflects portfolio turnover of the Fund for the year ended April 30, 2016.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Gotham Large Value Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Per Share Operating Performance

Net asset value, beginning of year.	$16.71	$12.98	$13.29	$13.02	$12.46

Net investment income(1)	0.23	0.20	0.25	0.20	0.14
Net realized and unrealized gain/(loss) on investments	(1.27)	3.76	(0.22)	0.18	2.03

Total from investment operations	(1.04)	3.96	0.03	0.38	2.17

Dividends and distributions to shareholders from:
Net investment income	(0.25)	(0.23)	(0.23)	(0.01)	(0.28)
Net realized capital gains	(2.62)	—	(0.11)	(0.10)	(1.33)

Total dividends and distributions to shareholders	(2.87)	(0.23)	(0.34)	(0.11)	(1.61)

Redemption fees	0.00 (2)	—	0.00 (2)	—	—

Net asset value, end of year	$12.80	$16.71	$12.98	$13.29	$13.02

Total investment return(3)	(8.83)%	30.83%	0.04%	3.11%	18.93%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$40,445	$65,351	$70,003	$58,978	$31,318
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any	0.75%	0.75%	0.75%	0.75%	0.88%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)	1.09%	1.05%	1.03%	1.05%	2.19%
Ratio of net investment income to average net assets	1.50%	1.29%	1.95%	1.61%	1.12%
Portfolio turnover rate	290%	226%	406%	316%	670%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Gotham Enhanced S&P 500 Index Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Per Share Operating Performance

Net asset value, beginning of year	$16.07	$12.86	$11.93	$13.70	$11.53

Net investment income(1)	0.20	0.17	0.21	0.19	0.20
Net realized and unrealized gain/(loss) on investments	(1.96)	3.17	1.14	0.03	2.39

Total from investment operations	(1.76)	3.34	1.35	0.22	2.59

Dividends and distributions to shareholders from:
Net investment income	(0.17)	(0.13)	(0.15)	(0.21)	(0.16)
Net realized capital gains	(0.94)	—	(0.27)	(1.78)	(0.26)

Total dividends and distributions to shareholders	(1.11)	(0.13)	(0.42)	(1.99)	(0.42)

Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	—

Net asset value, end of year	$13.20	$16.07	$12.86	$11.93	$13.70

Total investment return(3)	(12.25)%	26.17%	11.53%	3.46%	22.97%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$13,258	$15,569	$6,346	$6,635	$3,529
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)	0.65%	1.12%	2.13%	3.20%	2.55%
Ratio of net investment income to average net assets	1.31%	1.14%	1.75%	1.65%	1.59%
Portfolio turnover rate	193%	178%	345%	328%	230%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Gotham Hedged Core Fund

Financial Highlights (Concluded)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018
Per Share Operating Performance

Net asset value, beginning of year	$12.88	$11.33		$11.16		$12.61		$11.34

Net investment income(1)	0.09	0.13		0.13		0.14		0.11
Net realized and unrealized gain/(loss) on investments	(0.84)	1.51		0.70		(0.11)		1.35

Total from investment operations	(0.75)	1.64		0.83		0.03		1.46

Dividends and distributions to shareholders from:
Net investment income	(0.17)	(0.07)		(0.17)		(0.07)		(0.18)
Net realized capital gains	(2.12)	(0.02)		(0.49)		(1.41)		(0.01)

Total dividends and distributions to shareholders	(2.29)	(0.09)		(0.66)		(1.48)		(0.19)

Redemption fees	—	0.00	(2)	—		—		—

Net asset value, end of year	$9.84	$12.88		$11.33		$11.16		$12.61

Total investment return(3)	(8.37)%	14.56%		7.59%		0.86%		12.93%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$6,446	$8,177		$8,804		$2,582		$2,561
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any (including dividend and interest expense)(4)	1.71%	1.66%		1.52%		1.00%		1.16%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)	1.71%	2.10	%(5)	3.47	%(5)	4.05	%(5)	3.85	%(5)
Ratio of net investment income to average net assets (including dividend and interest expense)	0.78%	1.07%		1.20%		1.29%		0.91%
Portfolio turnover rate	218%	205%		267%		228%		221%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect any applicable sales charge.

(4)

Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including waivers, reimbursements, and recoupments for the Fund would be 0.85%, 0.85%, 0.85%, 0.85% and 0.85% for the years ended September 30, 2022, 2021, 2020, 2019, and 2018, respectively.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Notes to Financial Statements

September 30, 2022

1. Organization and Significant Accounting Policies

The Gotham Absolute Return Fund, the Gotham Enhanced Return Fund, the Gotham Neutral Fund, the Gotham Index Plus Fund, the Gotham Large Value Fund, the Gotham Enhanced S&P 500 Index Fund and the Gotham Hedged Core Fund (each a “Fund” and together, the “Funds”) are each a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Each of the Funds, except for the Gotham Index Plus Fund, offers one class of shares, Institutional Class. The Gotham Index Plus Fund offers two classes of shares, Institutional Class and Investor Class. The Funds’ commencement of operations are as follows:

Gotham Absolute Return Fund (“Absolute Return”)	August 31, 2012
Gotham Enhanced Return Fund (“Enhanced Return”)	May 31, 2013
Gotham Neutral Fund (“Neutral”)	August 30, 2013
Gotham Index Plus Fund (“Index Plus”)	March 31, 2015
Gotham Large Value Fund (“Large Value”)	December 31, 2015
Gotham Enhanced S&P 500 Index Fund (“Enhanced S&P 500 Index”)	December 30, 2016
Gotham Hedged Core Fund (“Hedged Core”)	September 30, 2016

All the Funds, except for Large Value and Enhanced S&P 500 Index, seek to achieve their investment objectives by primarily investing in long and short positions of U.S. equity securities. Equity securities include common and preferred stocks. Large Value seeks to achieve its investment objective by primarily investing in long positions of U.S. large capitalization equity securities with market capitalization similar to companies in the S&P 500® Index or Russell 1000® Index, but may invest in other large capitalization companies. Enhanced S&P 500 Index seeks to achieve its investment objective by generally investing at least 80% of its assets in U.S. equity securities listed in the S&P 500® Index.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Each Fund’s equity securities, including exchange-traded funds, listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Securities that do not have a readily available current market value are valued in good faith by Gotham Asset Management, LLC (“Gotham” or “the Adviser”) as “valuation designee” under the oversight of the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees (the “Board”). Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that a Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of a Fund. Certain Funds invest in securities of other investment companies, which are valued at their respective NAVs as determined by those investment companies each business day. OTC investments (including swap agreements) are generally valued by approved pricing services that use evaluated prices from various observable market factors.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

• Level 1 —	quoted prices in active markets for identical securities;
• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

All financial instruments listed in the Portfolio of Investments are considered Level 1, measured at fair value on a recurring basis based on quoted prices for identical assets in active markets, except for the following: one security was fair valued with an end of period value of $0, $624 and $164,216 held by the Neutral, Enhanced S&P 500 Index and Hedged Core Fund, respectively; two securities were fair valued with a total end of period value of $607,568 and $171,288 held by the Absolute Return and Enhanced Return Fund, respectively; and total return swaps with an end of period unrealized appreciation of $100,815,980, $48,968,084, $17,112,978 and $97,462,597 held by Absolute Return, Enhanced Return, Neutral, and Index Plus, respectively. These securities are considered Level 2 as of and for the year ended September 30, 2022.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Funds had an amount of transfers during the reporting period that was meaningful in relation to net assets as of the end of the reporting period.

For the year ended September 30, 2022, there were no transfers in or out of Level 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Cash and Cash Equivalents—Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. Each Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Due to/from Brokers — Due to/from brokers represents cash balances on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statements of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statements of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statements of Operations. These characterizations are reflected in the accompanying financial statements. General expenses of the Trust are generally allocated to each Fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status—No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to such Fund’s shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

Other—In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

The Securities and Exchange Commission (“SEC”) adopted Rule 18f-4 under the 1940 Act which, effective August 19, 2022, regulates the use of derivatives for certain funds registered under the 1940 Act (“Rule 18f-4”). The Fund has adopted a Rule 18f-4 Policy which provides, among other things, that unless a Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Short Sales — All Funds except for Large Value and Enhanced S&P 500 Index may sell securities short. A short sale involves the sale by a Fund of a security that it does not own with the anticipation of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Funds will comply with guidelines established by the Securities and Exchange Commission (“SEC”) and other applicable regulatory bodies with respect to coverage of short sales.

As of September 30, 2022, the following Fund had securities sold short, securities pledged as collateral and deposits with brokers for securities sold short:

	Value of Securities Sold Short	Securities Pledged as Collateral	Deposits with Brokers for Securities Sold Short
Hedged Core	$2,565,960	$6,368,441	$93,546

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

In accordance with the terms of its prime brokerage agreements, the Funds may receive rebate income or be charged fees on securities sold short. Such income or fee is calculated on a daily basis based upon the market value of securities sold short and a variable rate that is dependent upon the availability of such security. These amounts are included in dividends and fees on securities sold short on the Statements of Operations. In those instances where rebate income is in excess of dividends on securities sold short and finance charges, the net amount is shown in the Investment Income section on the Statements of Operations. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund. The following Fund had net charges as shown in the table below for the year ended September 30, 2022:

	Dividends on Securities Sold Short	Rebate (Income)/Fees
Hedged Core	$48,096	$(14,564)

The following Fund utilized short sales proceeds and incurred financing charges to finance purchases of long securities in order to accomplish the Fund’s respective investment objectives. A financing fee is charged to the Fund based on the Federal Funds rate plus an agreed upon spread. These fees are included in dividends and fees on securities sold short on the Statements of Operations and are as follows for the year ended September 30, 2022:

	Short Sales (Deposits) Proceeds	Financing Charges
Hedged Core	$2,490,641	$36,530

Swap Agreements—A swap agreement is a bilateral financial instrument that involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on valuation changes to market referenced securities. The nominal amount on which the cash flows are calculated is called the notional amount.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements will be affected by a change in the market value of the referenced underlying securities that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date, in whole or part, under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. A Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of a Fund’s accrued obligations under the swap agreement.

Total Return Swaps: Total return swaps are contracts in which both parties agree to make payments of the total return from a reference instrument during a specified period. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend accruals or payments. The unrealized appreciation or depreciation also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate, such as the U.S. effective federal funds rate (“EFFR”). Payments under

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to or from the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument). As of and for the year ended September 30, 2022, only Absolute Return, Enhanced Return, Neutral and Index Plus held total return swaps.

For the year ended September 30, 2022, the quarterly average notional value of the total return swaps for each Fund was as follows:

Notional Amount
Absolute Return	$(252,771,449)
Enhanced Return	(33,627,024)
Neutral	(45,400,997)
Index Plus	(70,198,015)

Counterparty Risk — During the year ended September 30, 2022, Absolute Return, Enhanced Return, Neutral and Index Plus were subject to counterparty risk. Certain of the derivatives entered into by the Funds may not be traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Funds to suffer a loss. If a counterparty defaults on its payment obligations to the Funds, this default will cause the value of an investment in the Funds to decrease. In addition, to the extent the Funds deal with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Funds are neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Funds to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Funds.

The Funds are subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Funds will not sustain a loss on a transaction as a result.

Liquidity Risk—During the year ended September 30, 2022, Absolute Return, Enhanced Return, Neutral and Index Plus were subject to liquidity risk. The Funds may be subject to liquidity risk primarily due to investments in derivatives. The Funds may invest up to 15% of its net assets in illiquid securities or instruments. Certain derivatives, such as swaps, forward contracts and options may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Funds may be unable to sell the asset or sell it at a reasonable price. In addition, the Funds may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Funds in order to raise cash to pay redemptions.

An investment in derivatives is also subject to the risk that the Funds may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, the Funds may be exposed to the risk of additional losses due to such delays.

Master Netting Agreement — During the year ended September 30, 2022, Absolute Return, Enhanced Return, Neutral and Index Plus were subject to a Master Netting agreement. In order to define their contractual rights and to secure rights that will help mitigate their counterparty risk, the Funds have entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”). An ISDA Master Agreement is a bilateral agreement between the Funds and the counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fails to meet the terms of its ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements—During the year ended September 30, 2022, Absolute Return, Enhanced Return, Neutral and Index Plus were subject to collateral requirements. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Funds generally agree not to use non-cash collateral that they receive but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

				Gross Amount Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets/(Liabilities)	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Pledged/(Received)*	Net Amount**
Absolute Return	$100,815,980	$—	$100,815,980	$—	$(74,300,000)	$26,515,980
Enhanced Return	48,968,084	—	48,968,084	—	(47,530,000)	1,438,084
Neutral	17,112,978	—	17,112,978	—	(12,000,000)	5,112,978
Index Plus	97,462,597	—	97,462,597	—	(97,462,597)	—

*	Amount disclosed is limited to the amount of assets presented in each Statements of Assets and Liabilities. Actual collateral pledged/(received) may be more than the amount shown.
**	Net amount represents the net receivable from the counterparty in the event of a default.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

2. Transactions with Related Parties and Other Service Providers

Gotham Asset Management, LLC (“Gotham” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services as the investment adviser, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below:

Absolute Return(1)	1.50%
Enhanced Return(1)	1.50%
Neutral	1.50%
Index Plus(1)	1.00%
Large Value	0.75%
Enhanced S&P 500 Index(2)	0.50%
Hedged Core(2)	0.70%

(1)

Gotham has contractually agreed to reduce the Fund’s annual investment advisory fee by the dollar amount of “total annual fund operating expenses after fee waivers” attributable to any Fund assets invested in other investment companies advised or sub-advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”), and the amount of such reduction is calculated based on the Fund’s average daily assets invested in an underlying fund and the “total annual fund operating expenses after fee waivers” disclosed in such underlying fund’s “Annual Fund Operating Expenses” table in the summary section of an underlying fund’s currently effective prospectus. The effect of the reduction is intended to provide that Gotham’s aggregate direct and indirect compensation from the Fund and any underlying fund, respectively, does not exceed the annual investment advisory fee paid by the Fund, as shown in the table.

(2)

Effective November 1, 2020 and February 1, 2021, Enhanced S&P 500 Index and Hedged Core, respectively, entered into a Support, Service and Fee Assumption Agreement (“Agreement”) with Gotham, whereby Gotham will assume and undertake to pay substantially all Fund expenses, except investment advisory fees. Under the Agreement, Gotham is entitled to a fee, computed daily and payable monthly, equal to the lesser of (i) the annualized rate of 0.15% of the Fund’s average daily net assets, or (ii) the actual amount of Gotham’s payment obligation under the Agreement.

For all Funds, except for Neutral, Large Value and Hedged Core, the Adviser contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Fund’s “Other Expenses” (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed the percentages set forth in the table below (on an annual basis) of each Fund’s average daily net assets (the “Other Expense Limitation”). For Neutral, Large Value and Hedged Core, the Adviser contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed the percentages set forth in the table below (on an annual basis) of each Fund’s average daily net assets (the “Expense Limitation”). Both the Other Expense Limitation and the Expense Limitation will remain in place until the termination date set forth below, unless the Board approves its earlier termination. The table below reflects the Other Expense Limitation and Expense Limitation amounts, respectively, as a percentage of average daily net assets, in effect during the year ended September 30, 2022.

	Institutional Class	Investor Class	Termination Date
Absolute Return	0.00%	N/A	January 31, 2023
Enhanced Return	0.00%	N/A	January 31, 2023
Neutral	1.50%	N/A	January 31, 2023
Index Plus	0.15%	0.15%	January 31, 2023
Large Value	0.75%	N/A	January 31, 2023
Enhanced S&P 500 Index	0.00%	N/A	January 31, 2023
Hedged Core	0.85%	N/A	January 31, 2023

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

For the year ended September 30, 2022, investment advisory fees accrued and waivers were as follows:

	Gross Advisory Fee	Recoupments, Waivers and/or Reimbursements	Net Advisory Fee/ (Reimbursement)
Absolute Return	$8,315,366	$(1,318,066)	$6,997,300
Enhanced Return	3,608,124	(613,870)	2,994,254
Neutral	798,639	(234,461)	564,178
Index Plus	3,886,317	(413,805)	3,472,512
Large Value	434,271	(194,772)	239,499
Enhanced S&P 500 Index	79,656	(23,897)	55,759
Hedged Core	56,814	—	56,814

For all Funds, except for Absolute Return, Enhanced Return, Neutral, Large Value and Enhanced S&P 500 Index, the Adviser is entitled to recover, subject to approval by the Board, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless a Fund’s expenses are below the Expense Limitation amount. As of September 30, 2022, the amounts of potential reimbursement from the Funds to the Adviser are as follows:

	Expiration

	09/30/2023	09/30/2024	09/30/2025	Total
Index Plus
Institutional Class	$422,424	$391,665	$402,809	$1,216,898
Investor Class	10,902	11,305	10,996	33,203
Hedged Core	84,728	42,614	—	127,342

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Funds, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Funds for these services are included in Transfer Agent fees in the Statements of Operations.

Pershing LLC provides prime brokerage services to the Funds under an Agreement for Prime Brokerage Services. Pershing LLC is a wholly owned subsidiary of The Bank of New York Mellon Corporation.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Investor Class shares of Index Plus, in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class shares plan, Index Plus

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25%, on an annualized basis of the average daily net assets of Index Plus’s Investor Class shares.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. ACA Group (“ACA”), operating through its subsidiary, Foreside Fund Officer Services LLC, provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 7, 2021, Alaric Compliance Services LLC (“Alaric”) provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and ACA are compensated for their services provided to the Trust. Alaric was compensated for its services provided to the Trust through December 7, 2021.

Investment in Affiliated Funds

The following table lists an issuer owned by Enhanced Return and Index Plus that may be deemed an “affiliated company” under the 1940 Act, as well as transactions that occurred in the security of such issuer during the year ended September 30, 2022:

Enhanced Return

Name of Issuer	Value at 09/30/21	Purchase Cost	Sales Proceeds	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 09/30/22	Shares Held at 09/30/22	Dividend Income
Gotham Enhanced 500 ETF	$—	$48,408,000	$—	$—	$(1,138,800)	$47,269,200	2,400,000	$—

Index Plus

Name of Issuer	Value at 09/30/21	Purchase Cost	Sales Proceeds	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 09/30/22	Shares Held at 09/30/22	Dividend Income
Gotham Enhanced 500 ETF	$56,600,440	$176,302,933	$—	$—	$(45,593,260)	$187,310,113	9,510,300	$534,389

3. Investment in Securities

For the year ended September 30, 2022, aggregated purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Absolute Return	$1,617,587,047	$1,482,603,167
Enhanced Return	720,395,361	652,707,006
Neutral	238,043,634	204,511,127
Index Plus	915,142,544	750,728,114
Large Value	164,090,292	184,862,385
Enhanced S&P 500 Index	30,252,372	30,619,339
Hedged Core	24,276,618	25,485,156

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

For the year ended September 30, 2022, the Funds had no purchases and sales of U.S. Government securities.

4. Capital Share Transactions

For the years ended September 30, 2022 and 2021, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended September 30, 2022			For the Year Ended September 30, 2021
	Shares	Value		Shares	Value
Absolute Return:
Institutional Class
Sales	10,949,693	$192,086,741		7,666,168	$119,418,117
Reinvestments	—	—		—	—
Redemption Fees*	—	823		—	3,195
Redemptions	(7,673,024)	(133,900,957)		(12,960,370)	(196,114,460)

Net increase/(decrease)	3,276,669	$58,186,607		(5,294,202)	$(76,693,148)

Enhanced Return:
Institutional Class
Sales	10,569,985	$115,902,873		2,371,756	$28,529,943
Reinvestments	3,184,005	38,112,539		28,679	300,838
Redemption Fees*	—	758		—	405
Redemptions	(10,463,233)	(112,725,082	)**	(7,991,664)	(89,945,041)

Net increase/(decrease)	3,290,757	$41,291,088		(5,591,229)	$(61,113,855)

Neutral:
Institutional Class
Sales	2,938,241	$30,297,126		1,337,315	$11,923,402
Reinvestments	—	—		—	—
Redemption Fees*	—	31		—	427
Redemptions	(756,679)	(7,691,569)		(3,086,156)	(27,374,165)

Net increase/(decrease)	2,181,562	$22,605,588		(1,748,841)	$(15,450,336)

Index Plus:
Institutional Class
Sales	13,211,899	$273,193,554		5,446,249	$103,170,604
Reinvestments	831,227	17,389,271		202,608	3,379,499
Redemption Fees*	—	2,863		—	1,856
Redemptions	(13,176,400)	(271,671,037	)***	(8,112,889)	(149,954,593	)****

Net increase/(decrease)	866,726	$18,914,651		(2,464,032)	$(43,402,634)

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021
	Shares	Value	Shares	Value
Investor Class
Sales	42,017	$862,725	176,170	$3,083,440
Reinvestments	31,565	659,395	5,855	97,550
Redemption Fees*	—	80	—	53
Redemptions	(101,311)	(2,055,309)	(192,351)	(3,510,675)

Net decrease	(27,729)	$(533,109)	(10,326)	$(329,632)

Total net increase/(decrease)	838,997	$18,381,542	(2,474,358)	$(43,732,266)

Large Value:
Institutional Class
Sales	606,344	$9,012,020	1,586,757	$24,657,014
Reinvestments	732,035	11,053,734	92,168	1,307,860
Redemption Fees*	—	1,095	—	—
Redemptions	(2,089,205)	(30,621,265)	(3,159,326)	(52,690,771)

Net decrease	(750,826)	$(10,554,416)	(1,480,401)	$(26,725,897)

Enhanced S&P 500 Index:
Institutional Class
Sales	336,033	$5,191,520	647,845	$9,238,470
Reinvestments	67,997	1,109,708	8,342	114,453
Redemption Fees*	—	2,096	—	59
Redemptions	(368,644)	(5,695,971)	(180,580)	(2,721,117)

Net increase	35,386	$607,353	475,607	$6,631,865

Hedged Core:
Institutional Class
Sales	2,253	$25,000	253,294	$2,911,941
Reinvestments	126,345	1,449,183	7,446	83,766
Redemption Fees*	—	—	—	2,923
Redemptions	(108,248)	(1,207,901)	(403,008)	(5,015,820)

Net increase/(decrease)	20,350	$266,282	(142,268)	$(2,017,190)

*

There is a 1.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less. The redemption fees are retained by each Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

**	Enhanced Return had a redemption in-kind on June 16, 2022, in the amount of $48,697,859. The redemption was comprised of securities and cash in the amount of $48,229,858 and $468,001, respectively.
***	Index Plus had a redemption in-kind on December 10, 2021, in the amount of $166,753,322. The redemption was comprised of securities and cash in the amount of $165,957,903 and $795,419, respectively.
****	Index Plus had a redemption in-kind on September 29, 2021, in the amount of $20,610,000. The redemption was comprised of securities and cash, in the amount of $20,364,792 and $245,208, respectively.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

Significant Shareholders

As of September 30, 2022, the Funds below had shareholders that held 10% or more of the total outstanding shares of each respective Fund. Transactions by these shareholders may have a material impact on each respective Fund.

Neutral
Affiliated Fund	3%
Large Value
Affiliated Fund	10%
Enhanced S&P 500 Index
Affiliated Fund	22%
Affiliated Shareholders	1%
Non-affiliated Shareholders	16%
Hedged Core
Affiliated Fund	46%
Non-affiliated Shareholders	46%

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net assets were not affected by these adjustments. Permanent differences as of September 30, 2022, were primarily attributed to capitalized dividends on short sales, net operating loss write-off, in-kind transactions, PFICs sold, redesignation of dividends paid and equalization utilized which were reclassified among the following accounts:

	Total Distributable Earnings	Paid-in-Capital
Absolute Return	$2,027,949	$(2,027,949)
Enhanced Return	(6,103,356)	6,103,356
Neutral	250,455	(250,455)
Index Plus	(54,888,847)	54,888,847
Large Value	(2,241,652)	2,241,652
Hedged Core	(43,961)	43,961

The tax character of distributions paid by the Funds during the year ended September 30, 2022, were as follows:

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

	Ordinary Income Dividend	Long-Term Capital Gain Dividend	Return of Capital
Enhanced Return	$—	$42,651,417	$—
Index Plus	—	25,931,353	—
Large Value	1,282,378	9,875,650	—
Enhanced S&P 500 Index	209,184	900,713	—
Hedged Core	107,412	1,341,771	—

The tax character of distributions paid by the Funds during the year ended September 30, 2021, were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend	Return of Capital
Enhanced Return	$334,833	$19	$—
Index Plus	4,544,442	18	—
Large Value	1,307,860	—	—
Enhanced S&P 500 Index	114,476	—	—
Hedged Core	64,724	19,042	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
Absolute Return	$(11,198,119)	$—	$—	$18,641,603	$(931,175)
Enhanced Return	—	—	16,644,147	17,108,743	(805,131)
Neutral	(73,840,603)	—	—	7,891,660	(108,823)
Index Plus	—	—	3,486,180	25,835,810	(475,421)
Large Value	—	64,563	2,698,579	(1,311,703)	—
Enhanced S&P 500 Index	—	120,259	1,053,704	(939,114)	—
Hedged Core	—	33,079	463,805	(481,552)	—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. The temporary differences as of September 30, 2022, were primarily attributed to wash sales, deferral of loss on unsettled short sale transactions, straddle losses outstanding and amortization of organizational costs. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of September 30, 2022, the federal tax cost, aggregated gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Absolute Return	$598,039,740	$235,724,136	$(217,082,533)	$18,641,603
Enhanced Return	228,369,968	117,889,692	(100,780,949)	17,108,743
Neutral	71,854,247	37,857,140	(29,965,480)	7,891,660
Index Plus	447,794,914	237,469,624	(211,633,814)	25,835,810
Large Value	41,412,081	2,811,434	(4,123,137)	(1,311,703)
Enhanced S&P 500 Index	14,028,822	1,064,757	(2,003,871)	(939,114)
Hedged Core	10,083,092	1,864,774	(2,346,326)	(481,552)

GOTHAM FUNDS

Notes to Financial Statements (Concluded)

September 30, 2022

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30 or (ii) specified ordinary losses between November 1 and September 30) as occurring on the first day of the following tax year. For the year ended September 30, 2022, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until October 1, 2022. For the year ended September 30, 2022, the Funds deferred to October 1, 2022 the following losses:

	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Absolute Return	$931,175	$—	$—
Enhanced Return	805,131	—	—
Neutral	108,823	—	—
Index Plus	475,421	—	—

Accumulated capital losses represent net capital loss carryforwards as of September 30, 2022 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of September 30, 2022, the following Funds had long-term and short-term capital loss carryforwards in the following amounts:

	Capital Loss Carryforward
	Short-Term	Long-Term
Absolute Return.	$11,198,119	$—
Neutral	73,840,603	—

For the year ended September 30, 2022, the following Funds utilized capital losses as follows:

Capital Losses Utilized
Absolute Return	$46,399,120
Neutral	1,716,342

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

GOTHAM FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of Gotham Absolute Return Fund, Gotham Enhanced Return Fund, Gotham Neutral Fund, Gotham Index Plus Fund, Gotham Large Value Fund, Gotham Enhanced S&P 500 Index Fund and Gotham Hedged Core Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Gotham Absolute Return Fund, Gotham Enhanced Return Fund, Gotham Neutral Fund, Gotham Index Plus Fund, Gotham Large Value Fund, Gotham Enhanced S&P 500 Index Fund and Gotham Hedged Core Fund (seven of the funds constituting FundVantage Trust, referred to hereafter collectively as the “Funds”) as of September 30, 2022, the related statements of operations and for Gotham Hedged Core Fund, the statement of cash flow for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations and for Gotham Hedged Core Fund, the statement of cash flow for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, PA

November 23, 2022

We have served as the auditor of one or more investment companies in Gotham Asset Management LLC since 2011.

GOTHAM FUNDS

Shareholder Tax Information

(Unaudited)

Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended September 30, 2022. The information and distributions reported here in may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. During the fiscal year ended September 30, 2022 the following dividends and distributions were paid by each of the Funds:

	Ordinary Income	Long-Term Capital Gain
Enhanced Return	$—	$42,651,417
Index Plus	—	25,931,353
Large Value	1,282,378	9,875,650
Enhanced S&P 500 Index	209,184	900,713
Hedged Core	107,412	1,341,771

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes. Enhanced Return, Large Value and Hedged Core had $160,111, $2,241,652 and $43,870, respectively, attributable to equalization utilized.

Where appropriate, all designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2022 were designated as “qualified dividend income”, as defined in the Act, and are subject to reduced tax rates:

Large Value	100.00%
Enhanced S&P 500 Index	100.00%
Hedged Core	100.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

Large Value	100.00%
Enhanced S&P 500 Index	100.00%
Hedged Core	100.00%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

Large Value	0.03%
Enhanced S&P 500 Index	0.02%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.

GOTHAM FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 974-6852 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to its reports on Form N-PORT. portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Board Considerations with Respect to the Approval of the Continuation of the Investment Advisory Agreement with Gotham

At an in-person meeting held on June 21-22, 2022 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between the Gotham Asset Management, LLC (“Gotham” or the “Adviser”) and the Trust (the “Gotham Agreement”) on behalf of the Gotham Absolute Return Fund, Gotham Enhanced Return Fund, Gotham Enhanced S&P 500 Index Fund, Gotham Hedged Core Fund, Gotham Index Plus Fund, Gotham Large Value Fund and Gotham Neutral Fund (together the “Gotham Funds”). At the Meeting, the Board considered the continuation of the Gotham Agreement with respect to each Fund for an additional one year period.

In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, considered information provided by Gotham in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Gotham 15(c) Response”) regarding (i) the services performed and to be performed by Gotham for the Gotham Funds, (ii) the composition and qualifications of Gotham’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the Gotham Funds, (iv) investment performance, (v) the financial condition of Gotham, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Gotham Funds and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material effect on Gotham’s ability to service the Gotham Funds, and (x) compliance with the Gotham Funds’ investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. In addition to the information in the Gotham 15(c) Response, the Trustees received additional information at Board meetings throughout the year covering matters such as the performance of each Gotham Fund compared against its Lipper Index and its benchmark; compliance with the Gotham Funds’ investment objectives, policies, strategy and limitations; the compliance of portfolio management personnel with applicable codes of ethics; and the adherence to pricing procedures as established by the Board.

The Board considered additional information provided by representatives from Gotham invited to participate in the Meeting regarding Gotham’s history, performance, investment strategy, and compliance program. Representatives of Gotham responded to questions from the Board. In addition to the foregoing information, the Trustees also considered other factors they believed to be relevant to considering the approval of the Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information as controlling, and different Trustees may have attributed different weights to various factors. After deliberating, the Trustees determined that the overall arrangement between the Gotham Funds and Gotham, as provided by the terms of the Gotham Agreement, including the advisory fees under the Gotham Agreement, were fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.

The Trustees considered the services provided by or to be provided by Gotham to the Gotham Funds. The Trustees considered Gotham’s personnel and the depth of Gotham’s personnel who provide investment management services to the Gotham Funds and

GOTHAM FUNDS

Other Information (Continued)

(Unaudited)

their experience. Based on the Gotham 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided (or to be provided) by Gotham are appropriate and consistent with the terms of the Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Gotham Funds are likely to benefit from the provision of those services, (iv) Gotham has sufficient personnel, with the appropriate skills and experience, to serve the Gotham Funds effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Gotham Funds is likely to continue under the Agreement.

The Board discussed Gotham’s business continuity plan, and its ability to continue to manage the Gotham Funds effectively in light of the ongoing COVID-19 pandemic, continuing federal, state and local responses thereto and related volatility in the financial markets.

The Trustees considered the investment performance for the Gotham Funds (as applicable) and Gotham. The Trustees reviewed historical performance charts which showed the performance of the Gotham Funds as compared to their respective benchmark indices and Lipper categories for the year-to-date, one year, two year, three year, five year, ten year and since inception periods ended March 31, 2022, as applicable. The Trustees considered the short term and long term performance of the Gotham Funds, as applicable. The Trustees noted that they considered performance reports provided at Board meetings throughout the year.

Gotham Absolute Return Fund. The Trustees noted that the Gotham Absolute Return Fund outperformed the HFRX Equity Hedge Index for the one year, three year, five year and since inception periods ended March 31, 2022 and underperformed the HFRX Equity Hedge Index for the year-to-date period ended March 31, 2022. The Trustees further noted that the Gotham Absolute Return Fund outperformed the Lipper Absolute Return Funds Index for the year-to-date, one year, three year, five year periods and since inception periods ended March 31, 2022.

Gotham Enhanced Return Fund. The Trustees noted that the Gotham Enhanced Return Fund underperformed the S&P 500 Total Return Index for the three year, five year and since inception periods ended March 31, 2022 and outperformed the S&P 500 Total Return Index for the year-to-date and one year periods ended March 31, 2022. The Trustees further noted that the Gotham Enhanced Return Fund outperformed the Lipper Alternative Long/Short Equity Funds Index for the one year, three year, five year and since inception periods ended March 31, 2022 and underperformed the Lipper Alternative Long/Short Equity Funds Index for the year-to-date period ended March 31, 2022.

Gotham Enhanced S&P 500 Index Fund. The Trustees noted that the Gotham Enhanced S&P 500 Index Fund outperformed the S&P 500 Total Return Index for the year-to-date and one year periods ended March 31, 2022 and underperformed the S&P 500 Total Return Index for the three year, five year and since inception periods ended March 31, 2022. The Trustees further noted that the Gotham Enhanced S&P 500 Index Fund outperformed the Lipper Large-Cap Core Funds Index for the year-to-date, one year, five year and since inception periods ended March 31, 2022 and underperformed the Lipper Large-Cap Core Funds Index for the three year period ended March 31, 2022.

Gotham Hedged Core Fund. The Trustees noted that the Gotham Hedged Core Fund outperformed the HFRX Equity Hedge Index for the one year, three year, five year and since inception periods ended March 31, 2022 and underperformed the HFRX Equity Hedge Index for the year-to-date period ended March 31. 2022. The Trustees further noted that the Gotham Hedged Core Fund outperformed the Lipper Alternative Long/Short Equity Funds Index for the one year, three year, five year and since inception periods ended March 31, 2022 and underperformed the Lipper Alternative Long/Short Equity Funds Index for the year-to-date period ended March 31, 2022.

Gotham Index Plus Fund. The Trustees noted that the Gotham Index Plus Fund outperformed the S&P 500 Total Return Index for the year-to-date and one year periods ended March 31, 2022 and underperformed the S&P 500 Total Return Index for the three year, five year and since inception periods ended March 31, 2022. The Trustees further noted that the Gotham Index Plus Fund outperformed the Lipper Large-Cap Core Funds Index for the year-to-date, one year and since inception periods ended March 31, 2022 and underperformed the Lipper Large-Cap Core Funds Index for the three year and five year periods ended March 31, 2022.

Gotham Large Value Fund. The Trustees noted that the Gotham Large Value Fund underperformed the S&P 500 Total Return Index for the one year, three year, five year and since inception periods ended March 31, 2022 and outperformed the S&P 500 Total

GOTHAM FUNDS

Other Information (Continued)

(Unaudited)

Return Index for the year-to-date period ended March 31, 2022. The Trustees further noted that the Gotham Large Value Fund underperformed the Lipper Multi-Cap Value Funds Index for the year-to-date period ended March 31, 2022 and outperformed the Lipper Multi-Cap Value Funds Index for the one year, three year, five year and since inception periods ended March 31, 2022.

Gotham Neutral Fund. The Trustees noted that the Gotham Neutral Fund underperformed the ICE BofAML US 3-Month Treasury Bill Index for the three year, five year and since inception periods ended March 31, 2022 and outperformed the ICE BofAML US 3-Month Treasury Bill Index for the year-to-date and one year periods ended March 31, 2022. The Trustees further noted that the Gotham Neutral Fund underperformed the Lipper Alternative Equity Market Neutral Funds Index for the three year, five year and since inception periods ended March 31, 2022 and outperformed the Lipper Alternative Equity Market Neutral Funds Index for the year-to-date and one year periods ended March 31, 2022.

The Trustees concluded that the performance of each of the Gotham Funds was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees noted that the representatives of Gotham had provided information regarding its advisory fees and an analysis of these fees in relation to the services provided to the Funds and any other ancillary benefit resulting from the Gotham’s relationship with the Funds.

The Trustees also reviewed information regarding the fees Gotham charges to certain other clients and evaluated explanations provided by Gotham as to differences in fees charged to the Funds and other similarly managed accounts, where applicable. The Trustees also reviewed a peer comparison of advisory fees and total expenses for each Gotham Fund versus those funds in the Fund’s applicable Lipper category (the “Peer Group”). The Trustees concluded that the advisory fees and services provided by Gotham are consistent with those of other advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the Funds as measured by the information provided by Gotham.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Gotham Absolute Return Fund. The contractual advisory fee and net total expense ratio for the Gotham Absolute Return Fund’s Institutional Class shares were higher than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Absolute Return Fund’s Peer Group.

Gotham Enhanced Return Fund. The contractual advisory fee and net total expense ratio for the Gotham Enhanced Return Fund’s Institutional Class shares were higher than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Enhanced Return Fund’s Peer Group.

Gotham Enhanced S&P 500 Index Fund. The contractual advisory fee and net total expense ratio for the Gotham Enhanced S&P 500 Index Fund’s Institutional Class shares were lower than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Enhanced S&P 500 Index Fund’s Peer Group.

Gotham Hedged Core Fund. The contractual advisory fee and net total expense ratio for the Gotham Hedged Core Fund’s Institutional Class shares were lower than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Hedged Core Fund’s Peer Group.

Gotham Index Plus Fund. The contractual advisory fee and net total expense ratio for the Gotham Index Plus Fund’s Institutional Class shares were higher than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Index Plus Fund’s Peer Group with $250 million or less in assets.

Gotham Large Value Fund. The contractual advisory fee and net total expense ratio for the Gotham Large Value Fund’s Institutional Class shares were higher than and lower than, respectively, the median contractual advisory fee and net total expense ratio for those funds in the Gotham Large Value Fund’s Peer Group.

GOTHAM FUNDS

Other Information (Concluded)

(Unaudited)

Gotham Neutral Fund. The contractual advisory fee and net total expense ratio for the Gotham Neutral Fund’s Institutional Class shares were higher than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Neutral Fund’s Peer Group.

The Trustees also discussed the limitations of the comparative expense information provided with respect to each Gotham Fund’s Peer Group, given the potential varying nature, extent and quality of the services provided by the advisors of other portfolios included in each of the Peer Groups. Based upon their review, the Trustees concluded that the respective advisory fees for the Gotham Funds were reasonable in light of the high quality of services received by the Funds from Gotham.

The Trustees considered the costs of the services provided by Gotham, the compensation and benefits received by Gotham in providing services to the Gotham Funds, its profitability and certain additional information related to Gotham’s financial condition. In addition, the Trustees considered any direct or indirect revenues received by affiliates of Gotham.

The Trustees considered the extent to which economies of scale may be realized relative to fee levels as the Funds grow, and whether the advisory fee levels reflect those economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of shareholders should be achieved if assets of the Funds increase because fixed expenses will be spread across a larger asset base. The Trustees also noted that the Funds’ advisory fees do not include “breakpoint” reductions in the advisory fee rates at specific asset levels but that Gotham has contractually agreed to waive fees and/or reimburse certain expenses of the Funds for the benefit of shareholders.

After consideration of all the factors, taking into consideration the information presented at the Board Meeting, the entire Board, including the Independent Trustees, unanimously approved the continuation of the Gotham Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

GOTHAM FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site www.gothamfunds.com.

If you have questions or comments about our privacy practices, please call us at (877) 974-6852.

GOTHAM FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust, as of fiscal year-end. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (”Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contain additional information about the Trustees and is available, without charge, upon request by calling (877) 974-6852.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	36

Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	36	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

GOTHAM FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	36

Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	36

Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

GOTHAM FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Assets Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	36	Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

CHRISTINE S. CATANZARO Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.

T. RICHARD KEYES Date of Birth: 1/57	Vice President	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Managing Director, Client Management of Foreside Financial Group since December 2021; Chief Executive Officer of Alaric Compliance Services LLC from June 2004 to December 2021.

Investment Adviser

Gotham Asset Management, LLC

825 Third Avenue, 17th Floor

New York, NY 10022

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

GOTI-0922

GOTHAM FUNDS

of

FundVantage Trust

Gotham ESG Large Value Fund

Gotham Defensive Long 500 Fund

Gotham Total Return Fund

Gotham Enhanced 500 Plus Fund

Gotham Hedged Plus Fund

Gotham Short Strategies Fund

ANNUAL REPORT

September 30, 2022

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

GOTHAM FUNDS

ANNUAL REPORT

AS OF SEPTEMBER 30, 2022

GOTHAM FUNDS

Important Information

The performance data quoted in this report represents past performance and does not guarantee future results. The investment return and principal value of an investment in a Gotham Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

Each Gotham Fund covered by this report (each a “Fund”) compares its performance to an unmanaged index. An index does not reflect operational and transactional costs which apply to a mutual fund. It is not possible to invest directly in an index.

Mutual fund investing involves risks, including possible loss of principal. Each Fund except Gotham ESG Large Value Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Each Fund, except Gotham ESG Large Value Fund, will also use leverage to make additional investments which could result in greater losses than if the Fund were not leveraged. The Gotham Defensive Long 500 Fund and Gotham Short Strategies Fund utilize one or more swap agreements in their investment programs. The use of derivatives, such as swaps, exposes a Fund to additional risks including increased volatility, lack of liquidity and possible losses greater than a Fund’s initial investment. Gotham Total Return Fund will primarily engage in short sales, leverage and swaps through its investments in underlying funds. Certain Funds may invest in securities of large-, mid- and small-cap companies. The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. Each Fund may have a high turnover of its portfolio securities. High turnover rates generally result in higher brokerage costs to a Fund. There can be no guarantee that a Fund will achieve its objectives.

A prospective investor should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus and summary prospectus contains this and other information about the Funds, and should be read carefully before investing. A copy of the prospectus or summary prospectus is available at www.GothamFunds.com or by calling (877) 974-6852.

1

Annual Investment Adviser’s Report

September 30, 2022

(Unaudited)

Gotham ESG Large Value Fund (GESGX)

Gotham Defensive Long 500 Fund (GDLFX)

Gotham Total Return Fund (GTRFX)

Gotham Enhanced 500 Plus Fund (GEFPX)

Gotham Hedged Plus Fund (GHPLX)

Gotham Short Strategies Fund (GSSFX)

Dear Shareholder,

Equity markets experienced high volatility and a significant drop in valuations this year on negative macroeconomic news including higher inflation and corresponding Federal Reserve (“Fed”) monetary policy tightening, slowing corporate earnings and geopolitical turmoil. The S&P 500 Index and Russell 1000 Index returned -23.9% and -24.6%, respectively, for the YTD period ending September 30, 2022. The Russell 2000 Index, a small-cap benchmark, returned -25.1% YTD. Continuing the value/growth reversal trend that began in Q4 2020, the Russell 1000 Value benchmark beat the Russell 1000 Growth benchmark by approximately 13% YTD. Despite the outperformance of Value in 2021 and 2022, cumulative five-year trailing returns for the Russell 1000 Value benchmark (+29.4%) are significantly less than half that of the Russell 1000 Growth benchmark (+77.5%). We continue to be pleased with the relative performance of our strategies in a difficult market environment and appreciate that this “value tailwind” helped us achieve positive long/short spreads across all of our strategies.

Despite the market decline, valuations remain attractive based on our metrics. The S&P 500 Index is currently in the 32nd percentile towards expensive over our research history of the last 31 years. Cumulative two-year forward returns for the Index from these levels in the past have averaged 18-20%. The Russell 2000 Index remains markedly more expensive, trading at 55x our estimate of cash flows, and is in the 1st percentile towards expensive over our research history. Two-year forward returns for the Index from these valuation levels in the past have been slightly negative. In summary, the market is priced somewhat cheaper than it has been over the last few years. Our opportunity set includes attractive absolute and relative opportunities.

We have been consistent in emphasizing that our definition of value is different than Russell or Morningstar. Our investment process favors companies with strong operating fundamentals and cash flows. We like to own companies that are not just absolutely cheap, but relatively cheap. On the long side, we are generally overweight stocks that are big cash generators with high returns on capital but remain out of favor for varying reasons. Conversely, we are generally short stocks that trade at multiples of 50, 100, or more times free cash flow or companies with negative cash flow. This continues to make overwhelming sense to us.

We remain disciplined in our approach to managing portfolio risks and, given valuation levels, we are very optimistic about the opportunity set for our long/short spreads over the coming period.

2

Annual Investment Adviser’s Report (Continued)

September 30, 2022

(Unaudited)

Important Information

This letter is intended to assist shareholders in understanding how the Gotham Funds described herein performed during the period ended September 30, 2022, and reflects the views of the investment adviser at the time of this writing. Market and index valuations are based on Gotham’s valuation methodology. The views may change and do not guarantee the future performance of the Gotham Funds or the markets.

This letter contains forward-looking statements regarding future events, forecasts and expectations regarding equity markets and certain of Gotham’s strategies. Forward-looking statements may be identified terminology such terms as “may,” “expect,” “will,” “hope,” “believe” and/or comparable terminology. No assurance, representation, or warranty is made that any of Gotham’s expectations, views and/or objectives will be achieved and actual results may be significantly different than reflected herein.

The indices referenced herein are for comparison purposes only. The performance and volatility of the funds will be different than those of the indices. It is not possible to invest in the indices directly.

3

Annual Investment Adviser’s Report (Continued)

September 30, 2022

(Unaudited)

Performance by Fund

Gotham ESG Large Value Fund (GESGX)

•	The Fund returned -9.72% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned -15.47% over the same time period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Energy	2.34%	7.18%
	Health Care	0.49%	14.50%

	Largest Detractors

Long	Information Technology	-3.89%	21.74%
	Communication Services	-2.47%	4.48%

Stock Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Exxon Mobil Corp.	0.91%	1.91%
	EOG Resources, Inc.	0.45%	0.90%

	Largest Detractors

Long	Charter Communications, Inc.	-0.67%	0.79%
	Blackrock, Inc.	-0.62%	1.63%

4

Annual Investment Adviser’s Report (Continued)

September 30, 2022

(Unaudited)

Gotham Defensive Long 500 Fund (GDLFX)

•	The Fund returned -3.41% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned -15.47% over the same time period.

•	The spread for the period was +10.63%[1].

•	The long portfolio detracted -20.55% for the trailing twelve-month period. The short portfolio contributed +19.35% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Consumer Staples	2.95%	23.26%
	Health Care	1.47%	36.00%

Short	Health Care	6.99%	-14.56%
	Consumer Discretionary	4.89%	-10.98%

	Largest Detractors

Long	Information Technology	-8.50%	40.84%
	Communication Services	-7.95%	19.45%

Short	Utilities	-2.62%	-14.64%
	Materials	-0.13%	-6.04%

Stock Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Pfizer, Inc.	1.01%	3.83%
	Hershey Co. (The)	0.87%	2.02%

Short	Etsy, Inc.	1.21%	-0.89%
	Aptiv PLC	1.18%	-1.54%

	Largest Detractors

Long	Facebook, Inc.	-2.75%	3.57%
	Charter Communications, Inc.	-2.28%	2.36%

Short	Enphase Energy, Inc.	-1.56%	-1.09%
	Albemarle Corp.	-0.60%	-1.26%

5

Annual Investment Adviser’s Report (Continued)

September 30, 2022

(Unaudited)

Gotham Total Return Fund (GTRFX)

•	The Fund’s Institutional Class returned -7.87% (net) for the trailing twelve-month period and the HFRX Equity Hedge Index returned -2.27% over the same time period.

•	The spread for the period was -6.74%[1].

•	The long portfolio detracted -7.01% for the trailing twelve-month period. The short portfolio detracted -0.36% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Consumer Staples	0.02%	11.70%

Short	Financials	0.46%	-3.54%
	Consumer Discretionary	0.07%	-4.43%

	Largest Detractors

Long	Information Technology	-1.91%	27.96%
	Health Care	-1.33%	21.74%

Short	Utilities	-0.45%	-3.65%
	Information Technology	-0.24%	-5.07%

Stock Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	PerkinElmer, Inc.	0.08%	0.51%
	Marsh & McLennan Companies, Inc.	0.08%	0.66%

Short	Discover Financial Services	0.05%	-0.28%
	Newell Brands, Inc.	0.04%	-0.22%

	Largest Detractors

Long	Apple, Inc.	-0.44%	4.12%
	Microsoft Corp.	-0.31%	3.87%

Short	NiSource, Inc.	-0.04%	-0.25%
	Edison International	-0.04%	-0.19%

6

Annual Investment Adviser’s Report (Continued)

September 30, 2022

(Unaudited)

Gotham Enhanced 500 Plus Fund (GEFPX)

•	The Fund returned -8.30% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned -15.47% over the same time period.

•	The spread for the period was +8.46%[1].

•	The long portfolio detracted -15.01% for the trailing twelve-month period. The short portfolio contributed +7.97% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Energy	3.43%	9.91%
	Health Care	1.79%	23.75%

Short	Health Care	1.84%	-7.43%
	Industrials	1.70%	-5.93%

	Largest Detractors

Long	Communication Services	-7.66%	16.17%
	Information Technology	-6.83%	35.40%

Short	Energy	-0.41%	-1.16%
	Utilities	-0.26%	-5.49%

Stock Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Exxon Mobil Corp.	1.04%	2.19%
	Occidental Petroleum Corp.	0.53%	0.80%

Short	Walt Disney Co. (The)	0.52%	-0.68%
	Boeing Co.	0.35%	-0.61%

	Largest Detractors

Long	Facebook, Inc.	-3.06%	3.64%
	Amazon.com, Inc.	-1.69%	4.51%

Short	Advanced Micro Devices, Inc.	-0.29%	-0.34%
	Eli Lilly and Co.	-0.24%	-0.72%

7

Annual Investment Adviser’s Report (Continued)

September 30, 2022

(Unaudited)

Gotham Hedged Plus Fund (GHPLX)

•	The Fund returned -6.88% (net) for the trailing twelve-month period and the HFRX Equity Hedge Index returned -2.27% over the same time period.

•	The spread for the period was +11.75%[1].

•	The long portfolio detracted -24.77% for the trailing twelve-month period. The short portfolio contributed +19.48% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Energy	2.01%	8.90%
	Consumer Staples	1.66%	19.49%

Short	Consumer Discretionary	8.18%	-9.73%
	Health Care	7.39%	-16.87%

	Largest Detractors

Long	Communication Services	-8.60%	21.33%
	Information Technology	-6.55%	33.06%

Short	Energy	-4.02%	-3.91%
	Utilities	-1.80%	-7.29%

Stock Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Vertex Pharmaceuticals, Inc.	1.03%	2.04%
	Canadian Natural Resources Ltd.	0.86%	2.29%

Short	Peloton Interactive, Inc.	1.07%	-0.30%
	Lyft, Inc.	0.92%	-0.90%

	Largest Detractors

Long	Coinbase Global, Inc.	-3.16%	1.63%
	Moderna, Inc.	-2.78%	4.20%

Short	EQT Corp.	-1.12%	-1.29%
	First Solar, Inc.	-0.88%	-1.00%

8

Annual Investment Adviser’s Report (Concluded)

September 30, 2022

(Unaudited)

Gotham Short Strategies Fund (GSSFX)

•	The Fund returned +55.96% (net) for the trailing twelve-month period and the 50% Inverse of S&P 500 returned +4.16% over the same time period.

•	The spread for the period was +39.28%[1].

•	The long portfolio contributed +0.28% for the trailing twelve-month period. The short portfolio contributed +56.62% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	Energy	5.67%	9.03%
	Materials	3.23%	12.14%

Short	Information Technology	15.46%	-23.15%
	Consumer Discretionary	15.13%	-19.87%

	Largest Detractors

Long	Industrials	-3.64%	12.26%
	Information Technology	-2.75%	26.12%

Short	Energy	-2.55%	-9.12%
	Utilities	-1.17%	-13.94%

Stock Contributors/Detractors
		Average Contribution	Average Exposure

	Largest Contributors

Long	ON Semiconductor Corp.	1.33%	1.15%
	Zynga, Inc.	0.82%	1.56%

Short	Stanley Black & Decker, Inc.	3.29%	-2.45%
	Peloton Interactive, Inc.	2.44%	-0.78%

	Largest Detractors

Long	Trex Co., Inc.	-1.13%	0.90%
	MongoDB, Inc.	-0.97%	0.52%

Short	HollyFrontier Corp.	-1.39%	-1.16%
	Bill.com Holdings, Inc.	-1.39%	-0.96%

1The spread is defined as how much our long portfolio outperformed our short portfolio adjusted for leverage (i.e. 100% long the long portfolio less 100% long the short portfolio).

9

GOTHAM FUNDS

Gotham ESG Large Value Fund

Annual Report

Performance Data

September 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Gotham ESG Large Value Fund Institutional Class Shares vs. Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2022
	1 Year	3 Years	Since Inception
Institutional Class Shares	-9.72%	5.91%	10.34%*
S&P 500® Total Return Index	-15.47%	8.16%	12.15%**

*	The Gotham ESG Large Value Fund (the “Fund”) incepted on December 28, 2018.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2022, the “Total Annual Fund Operating Expenses” and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement” are both 0.75% for Institutional Class Shares of the Fund’s average daily net assets. This ratio may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.75% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2023, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund evaluates its performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

10

GOTHAM FUNDS

Gotham Defensive Long 500 Fund

Annual Report

Performance Data

September 30, 2022

(Unaudited)

Comparison of Change in Value of $25,000 Investment in Gotham Defensive Long 500 Fund Institutional Class Shares vs. Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2022
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	-3.41%	-1.17%	3.48%	5.63%*
S&P 500® Total Return Index	-15.47%	8.16%	9.24%	10.75%**

*	The Gotham Defensive Long 500 Fund (the “Fund”) commenced operations on September 30, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2022, the “Total Annual Fund Operating Expenses” are 1.78% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.35% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.35% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2023, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund evaluates its performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

11

GOTHAM FUNDS

Gotham Total Return Fund

Annual Report

Performance Data

September 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Gotham Total Return Fund Institutional Class Shares vs. Hedge Fund Research Inc. Equity Hedge Index (“HFRX”)

Average Annual Total Returns for the Periods Ended September 30, 2022
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	-7.87%	-1.15%	2.46%	3.96%*
Investor Class Shares	-8.04%	-1.38%	2.13%	0.42%*
HFRX Equity Hedge Index	-2.27%	4.65%	2.84%	2.21%**

*	Institutional Class shares and Investor Class shares of the Gotham Index Plus Fund (the “Fund”) incepted on March 31, 2015 and December 29, 2017, respectively.
**	Benchmark performance is from inception date of the Fund’s Institutional Class shares only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class and Investor Class to the value of the shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2022, the “Total Annual Fund Operating Expenses” and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.66% and 1.00% for the Institutional Class shares, respectively, and 1.91% and 1.25% for the Investor Class shares, respectively, of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, management fees (if any) and brokerage commissions), do not exceed 0.00% with respect to Institutional Class shares, (on an annual basis) and 0.25% with respect to Investor Class shares, (on an annual basis), of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2023, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The recoupment of fees waived or expenses reimbursed are limited to the lesser of (a) the Expense Limitation in effect at the time fees were waived or expenses were reimbursed, and (b) the Expense Limitation in effect at the time of recoupment.

The Fund evaluates its performance as compared to that of the HFRX. The HFRX is an index of quantitatively-selected hedge funds which maintain positions both long and short in primarily equity and equity derivative securities. Constituents of the HFRX report net of all fees returns.

12

GOTHAM FUNDS

Gotham Total Return Fund

Annual Report

Performance Data (Continued)

September 30, 2022

(Unaudited)

The Fund normally allocates the majority of its assets among mutual funds advised by Gotham. Therefore, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of fees and expenses of the underlying funds in addition to the Fund’s own expenses. The Fund also is subject to the risks of the underlying funds, which may include any or all of the risks described in Important Information.

13

GOTHAM FUNDS

Gotham Enhanced 500 Plus Fund

Annual Report

Performance Data

September 30, 2022

(Unaudited)

Comparison of Change in Value of $25,000 Investment in Gotham Enhanced 500 Plus Fund Institutional Class Shares vs. Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2022
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	-8.30%	5.65%	7.76%	9.49%*
S&P 500® Total Return Index	-15.47%	8.16%	9.24%	10.75%**

*	The Gotham Enhanced 500 Plus Fund (the “Fund”) commenced operations on September 30, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2022, the “Total Annual Fund Operating Expenses” are 4.70% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 2.06% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.15% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2023, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund evaluates its performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

14

GOTHAM FUNDS

Gotham Hedged Plus Fund

Annual Report

Performance Data

September 30, 2022

(Unaudited)

Comparison of Change in Value of $25,000 Investment in Gotham Hedged Plus Fund Institutional Class Shares

vs. Hedge Fund Research Inc. Equity Hedge Index (“HFRX”)

Average Annual Total Returns for the Periods Ended September 30, 2022
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	-6.88%	0.03%	2.34%	4.14%*
HFRX Equity Hedge Index	-2.27%	4.65%	2.84%	3.75%**

*	The Gotham Hedged Plus Fund (the “Fund”) commenced operations on March 31, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2022, the “Total Annual Fund Operating Expenses” are 3.26% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 2.27% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.15% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2023, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund evaluates its performance as compared to that of the HFRX. The HFRX is an index of quantitatively-selected hedge funds which maintain positions both long and short in primarily equity and equity derivative securities. Constituents of the HFRX report net of all fees returns.

15

GOTHAM FUNDS

Gotham Short Strategies Fund

Annual Report

Performance Data

September 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Gotham Short Strategies Fund Institutional Class Shares

vs. the 50% Inverse of the Standard & Poor’s 500® Total Return Index (“50% Inverse of the S&P 500®”)

Average Annual Total Returns for the Years Ended September 30, 2022
	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares*	55.96%	1.67%	-1.25%	-3.04%
50% Inverse of the S&P 500®	4.16%	-6.50%	-6.39%	-6.93%

*

A privately offered fund (the “Predecessor Fund”) managed by Gotham Asset Management, LLC was reorganized into the Gotham Short Strategies Fund (the “Fund” or “GSSFX”) on July 31, 2017, the date GSSFX commenced operations. The Predecessor Fund was organized and commenced operations in February 2008 and had an investment objective, investment policies and restrictions that were, in all material respects, equivalent to those of GSSFX. However, the Predecessor Fund was not registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, this Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, might have adversely affected its performance. GSSFX’s performance for periods prior to the commencement of operations on July 31, 2017 is that of the Predecessor Fund adjusted to reflect GSSFX’s fee structure.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2022, the “Total Annual Fund Operating Expenses” are 2.92% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.35% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.35% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2023, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund evaluates its performance as compared to that of the 50% Inverse of the S&P 500®. The 50% Inverse of the S&P 500® reflects the return of the S&P 500® adjusted to show the negative 50% targeted net short exposure of the Predecessor Fund. Its returns reflect reinvested dividends.

16

GOTHAM FUNDS

Fund Expense Disclosure

September 30, 2022

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2022 through September 30, 2022 and held for the entire period.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio*	Expenses Paid During Period**

Gotham ESG Large Value Fund
Institutional Class
Actual	$1,000.00	$ 839.40	0.75%	$ 3.46
Hypothetical (5% return before expenses)	1,000.00	1,021.31	0.75%	3.80

Gotham Defensive Long 500 Fund
Institutional Class
Actual	$1,000.00	$ 874.00	1.35%	$ 6.34
Hypothetical (5% return before expenses)	1,000.00	1,018.30	1.35%	6.83

17

GOTHAM FUNDS

Fund Expense Disclosure (Concluded)

September 30, 2022

(Unaudited)

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio*	Expenses Paid During Period**

Gotham Total Return Fund
Institutional Class
Actual	$1,000.00	$ 844.40	0.00%	$ —
Hypothetical (5% return before expenses)	1,000.00	1,025.07	0.00%	—
Investor Class
Actual	$1,000.00	$ 843.40	0.25%	$ 1.16
Hypothetical (5% return before expenses)	1,000.00	1,023.82	0.25%	1.27

Gotham Enhanced 500 Plus Fund
Institutional Class
Actual	$1,000.00	$ 829.70	2.16%	$ 9.91
Hypothetical (5% return before expenses)	1,000.00	1,014.24	2.16%	10.91

Gotham Hedged Plus Fund
Institutional Class
Actual	$1,000.00	$ 801.10	2.82%	$ 12.73
Hypothetical (5% return before expenses)	1,000.00	1,010.93	2.82%	14.22

Gotham Short Strategies Fund
Institutional Class
Actual	$1,000.00	$1,268.60	1.35%	$ 7.68
Hypothetical (5% return before expenses)	1,000.00	1,018.30	1.35%	6.83

*

Annualized expense ratios include dividend expense on securities sold short and interest expense on securities sold short and borrowings, except for the Gotham ESG Large Value Fund which does not short securities or use leverage.

**

Expenses are equal to a Fund’s annualized expense ratio, in the table above, which include waived fees or reimbursement expenses for the six-month period ended September 30, 2022, multiplied by the average account value over the period, multiplied by the number of days in the most recent period, then divided by 365 to reflect the period. Hypothetical expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365 to reflect the period.

18

GOTHAM ESG LARGE VALUE FUND

Portfolio Holdings Summary Table

September 30, 2022

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	%of Net Assets	Value
Common Stocks:
Health Care Equipment &Services	10.0%	$125,457
Pharmaceuticals, Biotechnology & Life Sciences	9.5	119,813
Energy	8.9	111,155
Capital Goods	7.2	90,723
Real Estate	5.8	72,242
Diversified Financials	5.3	66,051
Technology Hardware & Equipment	5.2	65,300
Retailing	4.9	62,113
Software & Services	4.9	61,579
Materials	4.6	57,651
Food, Beverage & Tobacco	4.5	56,354
Semiconductors & Semiconductor Equipment	3.8	47,975
Transportation	3.8	47,442
Media &Entertainment	3.6	45,820
Banks	3.2	39,765
Telecommunication Services	2.5	31,866
Utilities	1.9	23,954
Insurance	1.7	21,798
Consumer Services	1.2	14,608
Household & Personal Products	1.1	13,688
Food & Staples Retailing	1.0	12,585
Automobiles & Components	0.9	11,153
Commercial & Professional Services	0.6	7,128
Consumer Durables & Apparel	0.5	6,228

Total Common Stocks	96.6	1,212,448

Other Assets in Excess of Liabilities	3.4	42,141

NET ASSETS	100.0%	$1,254,589

Portfolio holdings are subject to change at any time.

19

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio Holdings Summary Table

September 30, 2022

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Software & Services	10.4%	$1,737,200
Media & Entertainment	10.2	1,707,526
Health Care Equipment & Services	9.1	1,510,665
Semiconductors & Semiconductor Equipment	7.8	1,306,661
Pharmaceuticals, Biotechnology & Life Sciences	7.2	1,204,512
Diversified Financials	7.0	1,160,368
Food, Beverage & Tobacco	6.3	1,051,308
Technology Hardware & Equipment	5.8	967,188
Retailing	5.0	827,506
Capital Goods	4.8	794,846
Transportation	3.6	600,192
Consumer Services	2.8	461,687
Utilities	2.6	432,443
Energy	2.2	364,306
Materials	2.1	352,303
Commercial & Professional Services	1.9	321,877
Household & Personal Products	1.6	262,388
Food & Staples Retailing	1.4	229,998
Telecommunication Services	1.2	194,425
Consumer Durables & Apparel	0.8	128,467
Real Estate	0.7	114,006

Total Common Stocks	94.5	15,729,872

Other Assets in Excess of Liabilities	5.5	922,243

NET ASSETS	100.0%	$16,652,115

Portfolio holdings are subject to change at any time.

20

GOTHAM TOTAL RETURN FUND

Portfolio Holdings Summary Table

September 30, 2022

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
Affiliated Equity Registered Investment Companies	99.9%	$19,840,994

Other Assets in Excess of Liabilities	0.1	25,164

NET ASSETS	100.0%	$19,866,158

Portfolio holdings are subject to change at any time.

21

GOTHAM ENHANCED 500 PLUS FUND

Portfolio Holdings Summary Table

September 30, 2022

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Software & Services	16.2%	$504,226
Pharmaceuticals, Biotechnology & Life Sciences	15.3	474,652
Media & Entertainment	14.2	440,349
Energy	13.8	428,706
Technology Hardware & Equipment	12.4	386,212
Health Care Equipment & Services	11.9	368,361
Retailing	8.1	252,398
Capital Goods	6.6	205,481
Food, Beverage & Tobacco	6.2	191,485
Diversified Financials	6.2	191,479
Semiconductors & Semiconductor Equipment	6.0	186,062
Transportation	5.2	161,527
Materials	5.0	154,596
Telecommunication Services	2.5	77,043
Real Estate	2.3	72,519
Utilities	1.5	47,044
Consumer Services	1.3	41,116
Banks	1.3	40,065
Automobiles & Components	1.1	34,324
Food & Staples Retailing	1.0	31,596
Commercial & Professional Services	0.5	17,039
Consumer Durables & Apparel	0.4	12,044
Insurance	0.2	6,118
Household & Personal Products	0.2	5,277

Total Long Positions	139.4	4,329,719

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks:
Automobiles & Components	(0.1)%	$(4,458)
Consumer Durables & Apparel	(0.3)	(7,765)
Media & Entertainment	(0.6)	(17,041)
Food & Staples Retailing	(0.6)	(17,888)
Transportation	(0.6)	(19,058)
Household & Personal Products	(0.6)	(19,659)
Real Estate	(0.7)	(22,071)
Technology Hardware & Equipment	(0.7)	(22,544)
Semiconductors & Semiconductor Equipment	(1.0)	(31,936)
Commercial & Professional Services	(1.4)	(44,291)
Food, Beverage & Tobacco	(1.5)	(45,678)
Consumer Services	(1.5)	(46,336)
Energy	(1.5)	(47,227)
Banks	(1.6)	(48,182)
Retailing	(1.8)	(56,895)
Software & Services	(2.1)	(64,523)
Materials	(2.1)	(66,293)
Diversified Financials	(2.6)	(79,862)
Insurance	(2.9)	(91,378)
Health Care Equipment & Services	(3.1)	(96,403)
Pharmaceuticals, Biotechnology & Life Sciences	(3.4)	(104,875)
Capital Goods	(4.7)	(147,097)
Utilities	(5.8)	(178,682)

Total Short Positions	(41.2)	(1,280,142)

Other Assets in Excess of Liabilities	1.8	56,599

NET ASSETS	100.0%	$3,106,176

Portfolio holdings are subject to change at any time.

22

GOTHAM HEDGED PLUS FUND

Portfolio Holdings Summary Table

September 30, 2022

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Software & Services	22.7%	$1,939,882
Pharmaceuticals, Biotechnology & Life Sciences	22.5	1,924,427
Media & Entertainment	20.9	1,793,349
Health Care Equipment & Services	13.9	1,185,736
Retailing	11.9	1,022,446
Energy	11.6	991,667
Technology Hardware & Equipment	9.3	795,734
Food, Beverage & Tobacco	9.0	767,698
Diversified Financials	8.6	734,886
Capital Goods	7.4	634,945
Semiconductors & Semiconductor Equipment	6.3	536,116
Materials	5.8	499,297
Consumer Services	5.2	440,499
Transportation	4.0	342,957
Utilities	3.8	326,895
Telecommunication Services	3.5	300,492
Commercial & Professional Services	3.2	276,539
Food & Staples Retailing	1.9	163,937
Household & Personal Products	1.1	97,215
Consumer Durables & Apparel	0.9	76,775
Real Estate	0.0	3,570

Total Long Positions	173.5	14,855,062

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks:
Media & Entertainment	(0.0)%	$(1,897)
Household & Personal Products	(0.1)	(8,519)
Real Estate	(0.4)	(29,795)
Semiconductors & Semiconductor Equipment	(0.4)	(36,811)
Transportation	(0.7)	(60,982)
Telecommunication Services	(0.9)	(74,578)
Food, Beverage & Tobacco	(1.0)	(89,668)
Technology Hardware & Equipment	(1.6)	(132,861)
Commercial & Professional Services	(1.6)	(139,401)
Automobiles & Components	(2.0)	(172,329)
Utilities	(2.6)	(225,729)
Energy	(2.9)	(247,050)
Health Care Equipment & Services	(3.0)	(252,895)
Software & Services	(3.3)	(282,130)
Materials	(3.3)	(285,570)
Consumer Services	(3.6)	(304,021)
Consumer Durables & Apparel	(3.8)	(321,946)
Retailing	(3.8)	(322,721)
Banks	(5.2)	(445,199)
Insurance	(5.6)	(482,633)
Diversified Financials	(5.7)	(490,692)
Pharmaceuticals, Biotechnology & Life Sciences	(11.7)	(1,003,671)
Capital Goods	(11.9)	(1,020,953)

Total Short Positions	(75.1)	(6,432,051)

Other Assets in Excess of Liabilities	1.6	141,208

NET ASSETS	100.0%	$8,564,219

Portfolio holdings are subject to change at any time.

23

GOTHAM SHORT STRATEGIES FUND

Portfolio Holdings Summary Table

September 30, 2022

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Materials	15.0%	$2,802,445
Software & Services	11.8	2,218,190
Semiconductors & Semiconductor Equipment	8.5	1,592,506
Energy	8.0	1,493,344
Capital Goods	7.4	1,387,977
Pharmaceuticals, Biotechnology & Life Sciences	6.5	1,216,583
Media & Entertainment	6.2	1,167,589
Transportation	6.0	1,124,882
Health Care Equipment & Services	5.7	1,065,790
Food, Beverage & Tobacco	2.4	445,226
Technology Hardware & Equipment	2.2	404,746
Consumer Services	1.9	349,426
Automobiles & Components	1.4	270,076
Retailing	1.2	230,980
Food & Staples Retailing	0.6	119,717
Commercial & Professional Services	0.6	104,148
Consumer Durables & Apparel	0.2	33,297
Household & Personal Products	0.1	26,716
Utilities	0.0	3,253

Total Common Stocks	85.7	16,056,891

Other Assets in Excess of Liabilities	14.3	2,682,292

NET ASSETS	100.0%	$18,739,183

Portfolio holdings are subject to change at any time.

24

GOTHAM ESG LARGE VALUE FUND

Portfolio of Investments

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — 96.6%
Automobiles & Components — 0.9%
BorgWarner, Inc.	52	$1,633
Ford Motor Co.	850	9,520

		11,153

Banks — 3.2%
Huntington Bancshares, Inc.	10	132
JPMorgan Chase & Co.	168	17,556
KeyCorp.	226	3,621
M&T Bank Corp.	2	353
Regions Financial Corp.	224	4,496
Signature Bank	14	2,114
Truist Financial Corp.	71	3,091
US Bancorp	192	7,741
Zions Bancorp NA	13	661

		39,765

Capital Goods — 7.2%
3M Co.	122	13,481
A.O. Smith Corp.	32	1,554
Carrier Global Corp.	189	6,721
Cummins, Inc.	7	1,424
Dover Corp.	20	2,332
Emerson Electric Co.	55	4,027
General Dynamics Corp.	59	12,518
Illinois Tool Works, Inc.	32	5,781
Johnson Controls International PLC (Ireland)	53	2,609
Lockheed Martin Corp.	28	10,816
Masco Corp.	48	2,241
Otis Worldwide Corp.	62	3,956
Parker-Hannifin Corp.	28	6,785
Pentair PLC (Ireland)	35	1,422
Snap-on, Inc.	14	2,819
Textron, Inc.	37	2,156
Trane Technologies PLC (Ireland)	25	3,620
United Rentals, Inc.*	4	1,080
WW Grainger, Inc.	11	5,381

		90,723

Commercial & Professional Services — 0.6%
Copart, Inc.*	27	2,873
Nielsen Holdings PLC (United Kingdom)	79	2,190
Robert Half International, Inc.	27	2,065

		7,128

Consumer Durables & Apparel — 0.5%
Garmin Ltd. (Switzerland)	26	2,088

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Hasbro, Inc.	4	$270
Tapestry, Inc.	65	1,848
Whirlpool Corp.	15	2,022

		6,228

Consumer Services — 1.2%
McDonald’s Corp.	45	10,383
MGM Resorts International	91	2,705
Starbucks Corp.	13	1,095
Yum! Brands, Inc.	4	425

		14,608

Diversified Financials — 5.3%
Bank of New York Mellon Corp. (The)	37	1,425
Berkshire Hathaway, Inc., Class B*	45	12,016
BlackRock, Inc.	32	17,609
Franklin Resources, Inc.	141	3,034
Intercontinental Exchange, Inc.	122	11,023
Invesco Ltd. (Bermuda)	128	1,754
MarketAxess Holdings, Inc.	3	667
Moody’s Corp.	21	5,105
Nasdaq, Inc.	120	6,802
T Rowe Price Group, Inc.	63	6,616

		66,051

Energy — 8.9%
Baker Hughes Co.	182	3,815
Chevron Corp.	143	20,545
ConocoPhillips	148	15,146
Devon Energy Corp.	144	8,659
EOG Resources, Inc.	5	559
Exxon Mobil Corp.	217	18,946
Marathon Petroleum Corp.	142	14,105
Phillips 66	104	8,395
Pioneer Natural Resources Co.	53	11,476
Valero Energy Corp.	89	9,509

		111,155

Food & Staples Retailing — 1.0%
Kroger Co. (The)	152	6,650
Walgreens Boots Alliance, Inc.	189	5,935

		12,585

Food, Beverage & Tobacco — 4.5%
Archer-Daniels-Midland Co.	123	9,895
Campbell Soup Co.	65	3,063
Coca-Cola Co. (The)	163	9,131
General Mills, Inc.	125	9,576

The accompanying notes are an integral part of the financial statements.

25

GOTHAM ESG LARGE VALUE FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Hershey Co. (The)	2	$441
Kellogg Co.	73	5,085
Kraft Heinz Co. (The)	251	8,371
Molson Coors Beverage Co., Class B	46	2,208
Mondelez International, Inc., Class A	97	5,319
PepsiCo, Inc.	20	3,265

		56,354

Health Care Equipment & Services — 10.0%
Abbott Laboratories	66	6,386
AmerisourceBergen Corp.	46	6,225
Cardinal Health, Inc.	59	3,934
Centene Corp.*	124	9,648
Cigna Corp.	67	18,590
Cooper Cos., Inc. (The)	10	2,639
CVS Health Corp.	172	16,404
DaVita, Inc.*	23	1,904
DENTSPLY SIRONA, Inc.	48	1,361
Elevance Health, Inc.	27	12,264
HCA Healthcare, Inc.	21	3,860
Henry Schein, Inc.*	30	1,973
Hologic, Inc.*	57	3,678
Laboratory Corp. of America Holdings	23	4,711
McKesson Corp.	32	10,876
Medtronic PLC (Ireland)	110	8,883
Quest Diagnostics, Inc.	26	3,190
Teleflex, Inc.	9	1,813
UnitedHealth Group, Inc.	12	6,060
Universal Health Services, Inc., Class B	12	1,058

		125,457

Household & Personal Products — 1.1%
Church & Dwight Co., Inc.	23	1,643
Colgate-Palmolive Co.	81	5,691
Kimberly-Clark Corp.	43	4,839
Procter & Gamble Co. (The)	12	1,515

		13,688

Insurance — 1.7%
Aon PLC, Class A (Ireland)	12	3,214
Cincinnati Financial Corp.	29	2,597
Loews Corp.	51	2,542
Progressive Corp. (The)	65	7,554

	Number of Shares	Value
COMMON STOCKS — (Continued)
Insurance — (Continued)
Travelers Cos., Inc. (The)	14	$2,145
W R Berkley Corp.	58	3,746

		21,798

Materials — 4.6%
Amcor PLC (Jersey)	316	3,390
Avery Dennison Corp.	17	2,766
Ball Corp.	32	1,546
Celanese Corp.	23	2,078
CF Industries Holdings, Inc.	50	4,812
Dow, Inc.	156	6,853
Eastman Chemical Co.	27	1,918
International Paper Co.	104	3,297
Linde PLC (Ireland)	8	2,157
LyondellBasell Industries NV, Class A (Netherlands)	74	5,571
Mosaic Co. (The)	75	3,625
Newmont Corp.	170	7,145
Nucor Corp.	67	7,168
Packaging Corp. of America	20	2,246
Sealed Air Corp.	31	1,380
Westrock Co.	55	1,699

		57,651

Media & Entertainment — 3.6%
Charter Communications, Inc., Class A*	37	11,224
Comcast Corp., Class A	675	19,798
Fox Corp., Class A	122	3,743
Interpublic Group of Cos., Inc. (The)	110	2,816
News Corp., Class A	128	1,934
Omnicom Group, Inc.	58	3,659
Paramount Global, Class B	139	2,646

		45,820

Pharmaceuticals, Biotechnology & Life Sciences — 9.5%
AbbVie, Inc.	100	13,421
Amgen, Inc.	54	12,172
Biogen, Inc.*	33	8,811
Bristol-Myers Squibb Co.	172	12,228
Gilead Sciences, Inc.	261	16,101
Merck & Co., Inc.	134	11,540
Moderna, Inc.*	83	9,815
Organon & Co.	56	1,310
PerkinElmer, Inc.	1	120
Pfizer, Inc.	235	10,284

The accompanying notes are an integral part of the financial statements.

26

GOTHAM ESG LARGE VALUE FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Regeneron Pharmaceuticals, Inc.*	13	$8,955
Vertex Pharmaceuticals, Inc.*	52	15,056

		119,813

Real Estate — 5.8%
Alexandria Real Estate Equities, Inc., REIT	35	4,907
AvalonBay Communities, Inc., REIT	30	5,526
Boston Properties, Inc., REIT	34	2,549
Camden Property Trust, REIT	25	2,986
CBRE Group, Inc., Class A*	27	1,823
Digital Realty Trust, Inc., REIT	60	5,951
Equity Residential, REIT	60	4,033
Essex Property Trust, Inc., REIT	14	3,391
Extra Space Storage, Inc., REIT	1	173
Federal Realty Investment Trust, REIT	17	1,532
Healthpeak Properties, Inc., REIT	118	2,704
Mid-America Apartment Communities, Inc., REIT	25	3,877
Prologis, Inc., REIT	93	9,449
Public Storage, REIT	10	2,928
Realty Income Corp., REIT	18	1,047
Regency Centers Corp., REIT	21	1,131
Simon Property Group, Inc., REIT	69	6,193
UDR, Inc., REIT	69	2,878
Ventas, Inc., REIT	14	562
VICI Properties, Inc., REIT	48	1,433
Vornado Realty Trust, REIT	41	949
Welltower, Inc., REIT	15	965
Weyerhaeuser Co., REIT	184	5,255

		72,242

Retailing — 4.9%
AutoZone, Inc.*	5	10,710
Bath & Body Works, Inc.	68	2,217
Best Buy Co., Inc.	63	3,990
CarMax, Inc.*	17	1,122
eBay, Inc.	147	5,411
Genuine Parts Co.	30	4,479
Home Depot, Inc. (The)	34	9,382
LKQ Corp.	59	2,782
Lowe’s Cos., Inc.	77	14,461
O’Reilly Automotive, Inc.*	2	1,407
Ross Stores, Inc.	73	6,152

		62,113

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — 3.8%
Applied Materials, Inc.	183	$14,993
KLA Corp.	6	1,816
Lam Research Corp.	20	7,320
Microchip Technology, Inc.	17	1,038
Micron Technology, Inc.	235	11,773
NXP Semiconductors NV (Netherlands)	44	6,490
Qorvo, Inc.*	26	2,065
Teradyne, Inc.	33	2,480

		47,975

Software & Services — 4.9%
Accenture PLC, Class A (Ireland)	69	17,754
Adobe, Inc.*	43	11,834
Akamai Technologies, Inc.*	33	2,650
Automatic Data Processing, Inc.	27	6,107
Broadridge Financial Solutions, Inc.	8	1,155
DXC Technology Co.*	59	1,444
FleetCor Technologies, Inc.*	16	2,819
International Business Machines Corp.	37	4,396
Jack Henry & Associates, Inc.	1	182
NortonLifeLock, Inc.	128	2,578
Oracle Corp.	14	855
Paychex, Inc.	31	3,478
Salesforce, Inc.*	15	2,158
VeriSign, Inc.*	24	4,169

		61,579

Technology Hardware & Equipment — 5.2%
Amphenol Corp., Class A	91	6,093
CDW Corp.	28	4,370
Cisco Systems, Inc.	530	21,200
Corning, Inc.	181	5,253
F5, Inc.*	13	1,882
Hewlett Packard Enterprise Co.	58	695
HP, Inc.	293	7,302
NetApp, Inc.	52	3,216
Seagate Technology Holdings PLC (Ireland)	45	2,395
TE Connectivity Ltd. (Switzerland)	68	7,504
Western Digital Corp.*	69	2,246
Zebra Technologies Corp., Class A*	12	3,144

		65,300

Telecommunication Services — 2.5%
AT&T, Inc.	975	14,957

The accompanying notes are an integral part of the financial statements.

27

GOTHAM ESG LARGE VALUE FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Telecommunication Services — (Continued)
Lumen Technologies, Inc.	226	$1,645
Verizon Communications, Inc.	402	15,264

		31,866

Transportation — 3.8%
CSX Corp.	144	3,836
Expeditors International of Washington, Inc.	40	3,533
FedEx Corp.	56	8,314
Norfolk Southern Corp.	25	5,241
Union Pacific Corp.	59	11,495
United Parcel Service, Inc., Class B	93	15,023

		47,442

Utilities — 1.9%
Constellation Energy Corp.	70	5,823
DTE Energy Co.	17	1,956
Exelon Corp.	215	8,054

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
NRG Energy, Inc.	55	$2,105
Public Service Enterprise Group, Inc.	107	6,016

		23,954

TOTAL COMMON STOCKS (Cost $1,289,237)		1,212,448

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.4%		42,141

NET ASSETS - 100.0%		$1,254,589

*	Non-income producing.

PLC   Public Limited Company

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

28

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — 94.5%
Capital Goods — 4.8%
3M Co.	1,149	$126,964
Carrier Global Corp.	2,413	85,806
General Dynamics Corp.	550	116,694
Lockheed Martin Corp.(a)	509	196,622
Masco Corp.	2,040	95,248
Northrop Grumman Corp.	29	13,639
Pentair PLC (Ireland)	3,381	137,370
WW Grainger, Inc.	46	22,503

		794,846

Commercial & Professional Services — 1.9%
Copart, Inc.*	548	58,307
Nielsen Holdings PLC (United Kingdom)	915	25,364
Robert Half International, Inc.	2,639	201,883
Verisk Analytics, Inc.	213	36,323

		321,877

Consumer Durables & Apparel — 0.8%
NIKE, Inc., Class B	408	33,913
Tapestry, Inc.	1,211	34,429
Whirlpool Corp.	446	60,125

		128,467

Consumer Services — 2.8%
Domino’s Pizza, Inc.	314	97,403
Expedia Group, Inc.*	485	45,440
McDonald’s Corp.	656	151,365
MGM Resorts International	5,278	156,862
Starbucks Corp.	126	10,617

		461,687

Diversified Financials — 7.0%
Berkshire Hathaway, Inc., Class B(a)*	828	221,093
BlackRock, Inc.	91	50,075
Cboe Global Markets, Inc.	867	101,760
FactSet Research Systems, Inc.	39	15,604
Intercontinental Exchange, Inc.(a)	3,015	272,405
MarketAxess Holdings, Inc.	41	9,122
Moody’s Corp.	145	35,251
Nasdaq, Inc.(a)	4,538	257,214
S&P Global, Inc.	32	9,771
T Rowe Price Group, Inc.(a)	1,791	188,073

		1,160,368

Energy — 2.2%
Baker Hughes Co.	972	20,373
Chevron Corp.	1,114	160,048

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Exxon Mobil Corp.	609	$53,172
Halliburton Co.	64	1,576
Marathon Petroleum Corp.	327	32,481
Pioneer Natural Resources Co.	438	94,840
Valero Energy Corp.	17	1,816

		364,306

Food & Staples Retailing — 1.4%
Kroger Co. (The)	297	12,993
Sysco Corp.	118	8,344
Walgreens Boots Alliance, Inc.	722	22,671
Walmart, Inc.(a)	1,434	185,990

		229,998

Food, Beverage & Tobacco — 6.3%
Altria Group, Inc.	1,960	79,145
Archer-Daniels-Midland Co.	757	60,901
Campbell Soup Co.	1,384	65,214
Coca-Cola Co. (The)	2,189	122,628
General Mills, Inc.(a)	1,646	126,100
Hershey Co. (The)	372	82,015
Hormel Foods Corp.	315	14,314
Kellogg Co.	2,558	178,190
Kraft Heinz Co. (The)	1,634	54,494
Mondelez International, Inc., Class A	566	31,034
PepsiCo, Inc.	386	63,018
Philip Morris International, Inc.	942	78,195
Tyson Foods, Inc., Class A	1,457	96,060

		1,051,308

Health Care Equipment & Services — 9.1%
Abbott Laboratories	1,104	106,823
AmerisourceBergen Corp.	823	111,377
Cardinal Health, Inc.	1,087	72,481
Centene Corp.*	25	1,945
Cigna Corp.	246	68,258
CVS Health Corp.	1,086	103,572
DaVita, Inc.*	717	59,346
DENTSPLY SIRONA, Inc.	1,429	40,512
Elevance Health, Inc.	160	72,678
Hologic, Inc.(a)*	2,800	180,656
Laboratory Corp. of America Holdings(a)	1,056	216,279
McKesson Corp.	502	170,615
Medtronic PLC (Ireland)	317	25,598

The accompanying notes are an integral part of the financial statements.

29

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Quest Diagnostics, Inc.(a)	1,846	$226,486
UnitedHealth Group, Inc.	107	54,039

		1,510,665

Household & Personal Products — 1.6%
Church & Dwight Co., Inc.	285	20,360
Colgate-Palmolive Co.	1,139	80,015
Kimberly-Clark Corp.	1,167	131,334
Procter & Gamble Co. (The)	243	30,679

		262,388

Materials — 2.1%
CF Industries Holdings, Inc.	1,270	122,237
Dow, Inc.	189	8,303
International Paper Co.	684	21,683
Newmont Corp.	4,365	183,461
Packaging Corp. of America	148	16,619

		352,303

Media & Entertainment — 10.2%
Activision Blizzard, Inc.(a)	6,280	466,855
Alphabet, Inc., Class A(a)*	2,161	206,700
Charter Communications, Inc., Class A(a)*	899	272,712
Comcast Corp., Class A(a)	6,641	194,781
Electronic Arts, Inc.	52	6,017
Fox Corp., Class A	18	552
Meta Platforms, Inc., Class A(a)*	2,335	316,813
Netflix, Inc.(a)*	662	155,861
News Corp., Class A	5,147	77,771
Omnicom Group, Inc.	93	5,867
Take-Two Interactive Software, Inc.*	33	3,597

		1,707,526

Pharmaceuticals, Biotechnology & Life Sciences — 7.2%
Biogen, Inc.*	62	16,554
Bristol-Myers Squibb Co.(a)	3,078	218,815
Danaher Corp.	145	37,452
Gilead Sciences, Inc.	244	15,052
Illumina, Inc.*	40	7,632
Johnson & Johnson(a)	1,366	223,150
Merck & Co., Inc.(a)	3,280	282,474
Moderna, Inc.*	461	54,513
Organon & Co.	140	3,276
Pfizer, Inc.(a)	5,542	242,518
Vertex Pharmaceuticals, Inc.*	356	103,076

		1,204,512

	Number of Shares	Value
COMMON STOCKS — (Continued)
Real Estate — 0.7%
Camden Property Trust, REIT	285	$34,043
Digital Realty Trust, Inc., REIT	316	31,341
Realty Income Corp., REIT	567	33,000
Weyerhaeuser Co., REIT	547	15,622

		114,006

Retailing — 5.0%
Amazon.com, Inc.*	855	96,615
AutoZone, Inc.*	67	143,509
Bath & Body Works, Inc.	1,959	63,863
Best Buy Co., Inc.	101	6,397
Dollar General Corp.	35	8,395
eBay, Inc.(a)	7,945	292,456
Genuine Parts Co.	302	45,095
Home Depot, Inc. (The)	237	65,398
Lowe’s Cos., Inc.	185	34,745
O’Reilly Automotive, Inc.*	21	14,770
Ross Stores, Inc.	289	24,354
Target Corp.	188	27,897
Ulta Beauty, Inc.*	10	4,012

		827,506

Semiconductors & Semiconductor Equipment — 7.8%
Applied Materials, Inc.	1,491	122,158
Broadcom, Inc.	155	68,821
Enphase Energy, Inc.(a)*	930	258,047
Lam Research Corp.	83	30,378
Micron Technology, Inc.(a)	4,151	207,965
NXP Semiconductors NV (Netherlands)	515	75,968
Qorvo, Inc.(a)*	3,705	294,214
QUALCOMM, Inc.(a)	2,009	226,977
Texas Instruments, Inc.	143	22,133

		1,306,661

Software & Services — 10.4%
Accenture PLC, Class A (Ireland)	662	170,333
Adobe, Inc.(a)*	1,331	366,291
Akamai Technologies, Inc.*	2,213	177,748
Automatic Data Processing, Inc.	63	14,250
Broadridge Financial Solutions, Inc.	163	23,524
Citrix Systems, Inc.(a)(b)	2,009	208,936
International Business Machines Corp.	86	10,218
Mastercard, Inc., Class A	127	36,111
Microsoft Corp.(a)	682	158,838
NortonLifeLock, Inc.	3,756	75,646
Oracle Corp.	411	25,100

The accompanying notes are an integral part of the financial statements.

30

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
PayPal Holdings, Inc.*	227	$19,538
Roper Technologies, Inc.	27	9,710
Salesforce, Inc.*	1,201	172,752
VeriSign, Inc.*	1,046	181,690
Visa, Inc., Class A	487	86,515

		1,737,200

Technology Hardware & Equipment — 5.8%
Amphenol Corp., Class A	1,188	79,549
Apple, Inc.(a)	3,620	500,284
Cisco Systems, Inc.(a)	4,692	187,680
Corning, Inc.	174	5,049
F5, Inc.*	747	108,113
HP, Inc.	1,446	36,034
NetApp, Inc.	570	35,255
Seagate Technology Holdings PLC (Ireland)	286	15,224

		967,188

Telecommunication Services — 1.2%
AT&T, Inc.	2,521	38,672
Verizon Communications, Inc.	4,102	155,753

		194,425

Transportation — 3.6%
CSX Corp.	329	8,764
Expeditors International of Washington, Inc.(a)	3,432	303,080
FedEx Corp.	693	102,890
Southwest Airlines Co.*	284	8,759
Union Pacific Corp.	339	66,044
United Parcel Service, Inc., Class B	685	110,655

		600,192

Utilities — 2.6%
DTE Energy Co.	624	71,791
Exelon Corp.(a)	5,005	187,488

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
NRG Energy, Inc.(a)	3,630	$138,920
Public Service Enterprise Group, Inc.	609	34,244

		432,443

TOTAL COMMON STOCKS (Cost $16,319,189)		15,729,872

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.5%		922,243

NET ASSETS - 100.0%		$16,652,115

(a)	Security position is either entirely or partially designated as collateral for total return swaps. (See Note 1 of the Notes to Financial Statements)
(b)	Security is fair valued by the Adviser in accordance with the policies established by the Board of Trustees.
*	Non-income producing.

PLC   Public Limited Company

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

31

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2022

Over-the-counter total return swaps outstanding as of September 30, 2022

The Fund maintains a portfolio of long and short positions and receives/pays a rebate based upon the Fed Funds 1-Day Rate less a specified spread as negotiated by the parties. The notional gain or loss, dividends payable and rebates are payable the earlier of maturity of the swaps or upon termination. The portfolio matures between August 29, 2024 and July 8, 2027, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The cash amounts payable/receivable due to individual contracts being closed are settled, on a net basis, once a week. The value of total return swaps represents 3.7% of net assets as of September 30, 2022.

The following table represents the individual long and short positions and related values of total return swaps as of September 30, 2022:

Total Return Swaps

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Long
Capital Goods
3M Co.	Morgan Stanley	1,130	$142,361	$124,865	$(10,427)
Carrier Global Corp.	Morgan Stanley	2,092	74,238	74,392	619
General Dynamics Corp.	Morgan Stanley	535	107,019	113,511	9,225
Lockheed Martin Corp.	Morgan Stanley	487	179,439	188,123	14,846
Masco Corp.	Morgan Stanley	2,040	109,005	95,248	(12,952)
Northrop Grumman Corp.	Morgan Stanley	30	11,152	14,110	3,689
Pentair PLC (Ireland)	Morgan Stanley	3,349	163,612	136,070	(26,394)
WW Grainger, Inc.	Morgan Stanley	75	30,471	36,689	6,897

		9,738	817,297	783,008	(14,497)

Commercial & Professional Services
Copart, Inc.	Morgan Stanley	535	60,008	56,924	(2,718)
Nielsen Holdings PLC (United Kingdom)	Morgan Stanley	889	24,744	24,643	101
Robert Half International, Inc.	Morgan Stanley	2,646	226,550	202,419	(21,141)
Verisk Analytics, Inc.	Morgan Stanley	211	34,186	35,982	2,242

		4,281	345,488	319,968	(21,516)

Consumer Durables & Apparel
NIKE, Inc., Class B	Morgan Stanley	375	46,343	31,170	(14,384)
Tapestry, Inc.	Morgan Stanley	1,212	40,558	34,457	(5,449)
Whirlpool Corp.	Morgan Stanley	463	74,528	62,417	(10,148)

		2,050	161,429	128,044	(29,981)

Consumer Services
Domino’s Pizza, Inc.	Morgan Stanley	302	101,140	93,680	(6,139)
Expedia Group, Inc.	Morgan Stanley	458	44,958	42,910	(2,002)
McDonald’s Corp.	Morgan Stanley	640	151,293	147,674	534
MGM Resorts International	Morgan Stanley	5,455	181,727	162,123	(18,320)
Starbucks Corp.	Morgan Stanley	117	8,229	9,858	1,812

		6,972	487,347	456,245	(24,115)

Diversified Financials
Berkshire Hathaway, Inc., Class B	Morgan Stanley	288	73,771	76,902	3,666
BlackRock, Inc.	Morgan Stanley	92	55,817	50,626	(1,141)
Cboe Global Markets, Inc.	Morgan Stanley	755	90,199	88,614	(599)
FactSet Research Systems, Inc.	Morgan Stanley	39	13,803	15,604	2,111
Franklin Resources, Inc.	Morgan Stanley	12	278	258	19

The accompanying notes are an integral part of the financial statements.

32

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Diversified Financials — (continued)
Intercontinental Exchange, Inc.	Morgan Stanley	2,925	$284,190	$264,274	$ (15,357)
MarketAxess Holdings, Inc.	Morgan Stanley	39	8,983	8,677	(212)
Moody’s Corp.	Morgan Stanley	143	36,923	34,765	(1,724)
Nasdaq, Inc.	Morgan Stanley	4,491	228,430	254,550	31,123
S&P Global, Inc.	Morgan Stanley	32	9,955	9,771	(83)
T Rowe Price Group, Inc.	Morgan Stanley	1,756	241,456	184,398	(37,041)

		10,572	1,043,805	988,439	(19,238)

Energy
Baker Hughes Co.	Morgan Stanley	826	21,860	17,313	(4,209)
Chevron Corp.	Morgan Stanley	1,040	137,477	149,417	16,652
Exxon Mobil Corp.	Morgan Stanley	604	47,173	52,735	7,084
Halliburton Co.	Morgan Stanley	65	1,410	1,600	313
Marathon Petroleum Corp.	Morgan Stanley	312	18,502	30,991	13,418
Pioneer Natural Resources Co.	Morgan Stanley	436	97,581	94,407	678
Valero Energy Corp.	Morgan Stanley	18	1,945	1,923	368

		3,301	325,948	348,386	34,304

Food & Staples Retailing
Kroger Co. (The)	Morgan Stanley	291	13,714	12,731	2,483
Sysco Corp.	Morgan Stanley	120	8,623	8,485	414
Walgreens Boots Alliance, Inc.	Morgan Stanley	699	22,982	21,949	(843)
Walmart, Inc.	Morgan Stanley	1,418	172,252	183,915	14,033

		2,528	217,571	227,080	16,087

Food, Beverage & Tobacco
Altria Group, Inc.	Morgan Stanley	1,826	77,974	73,734	5,429
Archer-Daniels-Midland Co.	Morgan Stanley	598	45,455	48,109	4,264
Campbell Soup Co.	Morgan Stanley	1,409	63,450	66,392	5,095
Coca-Cola Co. (The)	Morgan Stanley	2,169	116,591	121,507	9,159
General Mills, Inc.	Morgan Stanley	1,547	100,991	118,516	31,255
Hershey Co. (The)	Morgan Stanley	354	75,213	78,046	4,091
Hormel Foods Corp.	Morgan Stanley	267	12,797	12,132	(659)
Kellogg Co.	Morgan Stanley	2,472	181,977	172,199	(7,164)
Kraft Heinz Co. (The)	Morgan Stanley	1,604	55,131	53,493	(447)
Mondelez International, Inc., Class A	Morgan Stanley	576	34,266	31,582	(2,223)
PepsiCo, Inc.	Morgan Stanley	382	57,937	62,365	6,940
Philip Morris International, Inc.	Morgan Stanley	931	85,153	77,282	1,906
Tyson Foods, Inc., Class A	Morgan Stanley	1,440	107,231	94,939	(6,815)

		15,575	1,014,166	1,010,296	50,831

Health Care Equipment & Services
Abbott Laboratories	Morgan Stanley	575	58,910	55,637	(2,303)
AmerisourceBergen Corp.	Morgan Stanley	769	111,764	104,069	(6,483)
Cardinal Health, Inc.	Morgan Stanley	1,101	74,602	73,415	(106)
Centene Corp.	Morgan Stanley	24	2,019	1,867	(119)
Cigna Corp.	Morgan Stanley	244	58,525	67,703	10,217
CVS Health Corp.	Morgan Stanley	1,025	95,268	97,754	6,270
DaVita, Inc.	Morgan Stanley	697	55,545	57,691	2,728
DENTSPLY SIRONA, Inc.	Morgan Stanley	1,392	46,397	39,463	(6,421)
Elevance Health, Inc.	Morgan Stanley	169	69,803	76,767	8,207

The accompanying notes are an integral part of the financial statements.

33

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services — (continued)
Hologic, Inc.	Morgan Stanley	2,819	$187,142	$181,882	$(4,089)
Laboratory Corp. of America Holdings	Morgan Stanley	1,036	250,081	212,183	(34,846)
McKesson Corp.	Morgan Stanley	502	115,192	170,615	57,221
Medtronic PLC (Ireland)	Morgan Stanley	309	26,149	24,952	(836)
Quest Diagnostics, Inc.	Morgan Stanley	1,836	228,974	225,259	5,004
UnitedHealth Group, Inc.	Morgan Stanley	104	40,661	52,524	12,899

		12,602	1,421,032	1,441,781	47,343

Household & Personal Products
Church & Dwight Co., Inc.	Morgan Stanley	281	21,124	20,075	(873)
Colgate-Palmolive Co.	Morgan Stanley	1,056	78,582	74,184	(804)
Kimberly-Clark Corp.	Morgan Stanley	1,420	185,080	159,807	(21,309)
Procter & Gamble Co. (The)	Morgan Stanley	241	31,672	30,426	(80)

		2,998	316,458	284,492	(23,066)

Materials
CF Industries Holdings, Inc.	Morgan Stanley	1,219	103,856	117,329	15,588
Dow, Inc.	Morgan Stanley	187	8,270	8,215	35
International Paper Co.	Morgan Stanley	683	22,940	21,651	(907)
Newmont Corp.	Morgan Stanley	4,331	192,652	182,032	(1,419)
Packaging Corp. of America	Morgan Stanley	145	17,198	16,282	(601)

		6,565	344,916	345,509	12,696

Media & Entertainment
Activision Blizzard, Inc.	Morgan Stanley	6,165	384,170	458,306	79,684
Alphabet, Inc., Class A	Morgan Stanley	2,876	212,897	275,089	63,676
Charter Communications, Inc., Class A	Morgan Stanley	871	413,496	264,218	(146,427)
Comcast Corp., Class A	Morgan Stanley	6,271	236,810	183,928	(50,251)
Electronic Arts, Inc.	Morgan Stanley	55	6,505	6,364	2
Fox Corp., Class A	Morgan Stanley	15	467	460	30
Meta Platforms, Inc., Class A	Morgan Stanley	1,425	242,595	193,344	(54,644)
Netflix, Inc.	Morgan Stanley	663	123,492	156,097	33,788
News Corp., Class A	Morgan Stanley	5,099	81,125	77,046	(3,164)
Omnicom Group, Inc.	Morgan Stanley	94	6,234	5,930	(180)
Take-Two Interactive Software, Inc.	Morgan Stanley	31	3,258	3,379	177

		23,565	1,711,049	1,624,161	(77,309)

Pharmaceuticals, Biotechnology & Life Sciences
Biogen, Inc.	Morgan Stanley	54	10,356	14,418	4,166
Bristol-Myers Squibb Co.	Morgan Stanley	3,000	192,408	213,270	25,156
Danaher Corp.	Morgan Stanley	135	34,450	34,869	789
Gilead Sciences, Inc.	Morgan Stanley	238	14,298	14,682	1,035
Illumina, Inc.	Morgan Stanley	20	5,879	3,816	(1,990)
Johnson & Johnson	Morgan Stanley	1,346	217,532	219,883	11,323
Merck & Co., Inc.	Morgan Stanley	3,215	251,090	276,876	35,344
Moderna, Inc.	Morgan Stanley	457	54,190	54,040	252
Organon & Co.	Morgan Stanley	145	3,501	3,393	(51)
Pfizer, Inc.	Morgan Stanley	4,456	184,067	194,995	22,176
Vertex Pharmaceuticals, Inc.	Morgan Stanley	353	82,858	102,208	20,019

		13,419	1,050,629	1,132,450	118,219

The accompanying notes are an integral part of the financial statements.

34

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Real Estate
Camden Property Trust, REIT	Morgan Stanley	261	$36,475	$31,176	$(5,094)
Digital Realty Trust, Inc., REIT	Morgan Stanley	315	32,877	31,242	(1,378)
Realty Income Corp., REIT	Morgan Stanley	554	34,249	32,243	(1,638)
Weyerhaeuser Co., REIT	Morgan Stanley	550	15,566	15,708	733

		1,680	119,167	110,369	(7,377)

Retailing
Amazon.com, Inc.	Morgan Stanley	3,067	283,378	346,571	65,157
AutoZone, Inc.	Morgan Stanley	58	105,135	124,232	20,612
Bath & Body Works, Inc.	Morgan Stanley	1,917	53,666	62,494	9,844
Best Buy Co., Inc.	Morgan Stanley	29	2,083	1,837	(112)
Dollar General Corp.	Morgan Stanley	33	8,181	7,915	(132)
eBay, Inc.	Morgan Stanley	7,840	382,907	288,590	(87,593)
Genuine Parts Co.	Morgan Stanley	306	47,726	45,692	(1,298)
Home Depot, Inc. (The)	Morgan Stanley	252	71,668	69,537	(185)
Lowe’s Cos., Inc.	Morgan Stanley	186	34,633	34,933	1,068
O’Reilly Automotive, Inc.	Morgan Stanley	20	11,967	14,067	3,759
Ross Stores, Inc.	Morgan Stanley	296	22,136	24,944	3,105
Target Corp.	Morgan Stanley	189	28,000	28,046	358
Ulta Beauty, Inc.	Morgan Stanley	11	4,368	4,413	108

		14,204	1,055,848	1,053,271	14,691

Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	Morgan Stanley	1,433	129,768	117,406	(11,133)
Broadcom, Inc.	Morgan Stanley	145	71,137	64,381	(5,668)
Enphase Energy, Inc.	Morgan Stanley	911	278,913	252,775	(24,465)
Lam Research Corp.	Morgan Stanley	80	30,063	29,280	(545)
Micron Technology, Inc.	Morgan Stanley	4,256	241,021	213,226	(35,927)
NXP Semiconductors NV (Netherlands)	Morgan Stanley	595	91,435	87,768	(2,639)
Qorvo, Inc.	Morgan Stanley	3,703	383,759	294,055	(87,056)
QUALCOMM, Inc.	Morgan Stanley	1,956	255,883	220,989	(29,926)
Texas Instruments, Inc.	Morgan Stanley	144	22,274	22,288	527

		13,223	1,504,253	1,302,168	(196,832)

Software & Services
Accenture PLC, Class A (Ireland)	Morgan Stanley	644	176,747	165,701	(9,229)
Adobe, Inc.	Morgan Stanley	1,398	444,748	384,730	(56,955)
Akamai Technologies, Inc.	Morgan Stanley	1,768	162,777	142,006	(19,629)
Automatic Data Processing, Inc.	Morgan Stanley	54	12,786	12,214	(1,029)
Broadridge Financial Solutions, Inc.	Morgan Stanley	134	22,910	19,339	(3,272)
Citrix Systems, Inc.	Morgan Stanley	1,930	196,717	200,720	5,376
International Business Machines Corp.	Morgan Stanley	60	7,083	7,129	1,182
Mastercard, Inc., Class A	Morgan Stanley	243	66,304	69,095	4,309
Microsoft Corp.	Morgan Stanley	2,193	367,697	510,750	157,842
NortonLifeLock, Inc.	Morgan Stanley	3,710	82,085	74,719	(4,644)
Oracle Corp.	Morgan Stanley	411	26,945	25,100	(1,509)
PayPal Holdings, Inc.	Morgan Stanley	218	15,267	18,763	3,633
Roper Technologies, Inc.	Morgan Stanley	13	5,035	4,675	(232)
Salesforce, Inc.	Morgan Stanley	1,009	155,099	145,135	(8,874)

The accompanying notes are an integral part of the financial statements.

35

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Software & Services — (continued)
VeriSign, Inc.	Morgan Stanley	1,032	$172,899	$179,258	$7,539
Visa, Inc., Class A	Morgan Stanley	309	56,467	54,894	(298)

		15,126	1,971,566	2,014,228	74,210

Technology Hardware & Equipment
Amphenol Corp., Class A	Morgan Stanley	1,049	69,912	70,241	927
Apple, Inc.	Morgan Stanley	2,240	191,537	309,568	124,346
Cisco Systems, Inc.	Morgan Stanley	4,554	195,229	182,160	(2,124)
Corning, Inc.	Morgan Stanley	172	5,090	4,991	318
F5, Inc.	Morgan Stanley	734	114,929	106,232	(7,881)
HP,Inc.	Morgan Stanley	1,446	25,741	36,034	13,066
NetApp, Inc.	Morgan Stanley	557	35,698	34,450	(778)
Seagate Technology Holdings PLC (Ireland)	Morgan Stanley	280	15,461	14,904	(418)

		11,032	653,597	758,580	127,456

Telecommunication Services
AT&T, Inc.	Morgan Stanley	2,488	39,740	38,166	(1,037)
Verizon Communications, Inc.	Morgan Stanley	4,082	178,818	154,994	(21,995)

		6,570	218,558	193,160	(23,032)

Transportation
CSX Corp.	Morgan Stanley	326	8,785	8,685	(23)
Expeditors International of Washington, Inc.	Morgan Stanley	3,370	349,499	297,605	(43,967)
FedEx Corp.	Morgan Stanley	686	107,173	101,850	(3,847)
Southwest Airlines Co.	Morgan Stanley	318	12,199	9,807	(2,276)
Union Pacific Corp.	Morgan Stanley	334	69,929	65,070	(4,000)
United Parcel Service, Inc., Class B	Morgan Stanley	661	113,604	106,778	(3,396)

		5,695	661,189	589,795	(57,509)

Utilities
DTE Energy Co.	Morgan Stanley	615	68,093	70,756	5,336
Exelon Corp.	Morgan Stanley	4,907	224,333	183,816	(37,084)
NRG Energy, Inc.	Morgan Stanley	3,652	138,036	139,762	6,122
Public Service Enterprise Group, Inc.	Morgan Stanley	607	38,636	34,132	(3,882)

		9,781	469,098	428,466	(29,508)

Total Reference Entity — Long			15,910,411	15,539,896	(28,143)

Short
Automobiles & Components
Aptiv PLC (Jersey)	Morgan Stanley	(3,380)	(558,608)	(264,350)	291,045
BorgWarner, Inc.	Morgan Stanley	(78)	(3,869)	(2,449)	1,418
Tesla, Inc.	Morgan Stanley	(126)	(42,966)	(33,422)	9,328

		(3,584)	(605,443)	(300,221)	301,791

Banks
Citigroup, Inc.	Morgan Stanley	(72)	(4,881)	(3,000)	1,812
Citizens Financial Group, Inc.	Morgan Stanley	(4,829)	(244,747)	(165,924)	72,198
Comerica, Inc.	Morgan Stanley	(1,704)	(151,575)	(121,154)	27,183
Fifth Third Bancorp	Morgan Stanley	(2,451)	(114,358)	(78,334)	33,114
Huntington Bancshares, Inc.	Morgan Stanley	(524)	(6,874)	(6,906)	(81)
KeyCorp.	Morgan Stanley	(2,465)	(61,253)	(39,489)	20,016

The accompanying notes are an integral part of the financial statements.

36

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Banks — (continued)
M&T Bank Corp.	Morgan Stanley	(166)	$(30,244)	$(29,269)	$751
Regions Financial Corp.	Morgan Stanley	(6,144)	(148,447)	(123,310)	20,485
Signature Bank	Morgan Stanley	(221)	(65,956)	(33,371)	31,987
SVB Financial Group	Morgan Stanley	(112)	(63,822)	(37,607)	25,877
Truist Financial Corp.	Morgan Stanley	(4,275)	(264,850)	(186,134)	71,535
US Bancorp	Morgan Stanley	(648)	(37,825)	(26,127)	10,603
Wells Fargo & Co.	Morgan Stanley	(2,978)	(129,325)	(119,775)	8,425
Zions Bancorp NA	Morgan Stanley	(2,803)	(175,412)	(142,561)	29,051

		(29,392)	(1,499,569)	(1,112,961)	352,956

Capital Goods
Boeing Co. (The)	Morgan Stanley	(2,434)	(658,567)	(294,709)	356,504
Deere & Co.	Morgan Stanley	(7)	(2,387)	(2,337)	80
Eaton Corp. PLC (Ireland)	Morgan Stanley	(615)	(87,720)	(82,016)	4,769
Fortune Brands Home & Security, Inc.	Morgan Stanley	(1,215)	(87,990)	(65,233)	21,598
Generac Holdings, Inc.	Morgan Stanley	(141)	(63,823)	(25,118)	38,368
Howmet Aerospace, Inc.	Morgan Stanley	(1,409)	(50,680)	(43,580)	6,880
Ingersoll Rand, Inc.	Morgan Stanley	(262)	(11,391)	(11,334)	23
L3Harris Technologies, Inc.	Morgan Stanley	(211)	(49,264)	(43,852)	5,258
Quanta Services, Inc.	Morgan Stanley	(1,089)	(145,649)	(138,728)	5,986
Raytheon Technologies Corp.	Morgan Stanley	(740)	(65,350)	(60,576)	3,595
Stanley Black & Decker, Inc.	Morgan Stanley	(2,474)	(421,716)	(186,070)	227,664
TransDigm Group, Inc.	Morgan Stanley	(302)	(196,797)	(158,496)	32,011
United Rentals, Inc.	Morgan Stanley	(547)	(206,799)	(147,756)	57,875
Westinghouse Air Brake Technologies Corp.	Morgan Stanley	(1,323)	(117,099)	(107,626)	8,663
Xylem, Inc.	Morgan Stanley	(900)	(88,794)	(78,624)	9,072

		(13,669)	(2,254,026)	(1,446,055)	778,346

Commercial & Professional Services
CoStar Group, Inc.	Morgan Stanley	(997)	(70,090)	(69,441)	274
Jacobs Solutions, Inc.	Morgan Stanley	(477)	(62,867)	(51,750)	11,926
Rollins, Inc.	Morgan Stanley	(3,609)	(137,161)	(125,160)	9,459

		(5,083)	(270,118)	(246,351)	21,659

Consumer Durables & Apparel
DR Horton, Inc.	Morgan Stanley	(291)	(27,575)	(19,599)	7,719
Mohawk Industries, Inc.	Morgan Stanley	(1,375)	(180,318)	(125,386)	53,917
Newell Brands, Inc.	Morgan Stanley	(15,601)	(317,486)	(216,698)	96,143
NVR, Inc.	Morgan Stanley	(22)	(118,265)	(87,716)	29,895
PulteGroup, Inc.	Morgan Stanley	(569)	(28,690)	(21,338)	7,082
Ralph Lauren Corp.	Morgan Stanley	(687)	(67,221)	(58,347)	8,005

		(18,545)	(739,555)	(529,084)	202,761

Consumer Services
Caesars Entertainment, Inc.	Morgan Stanley	(4,252)	(211,209)	(137,170)	72,846
Carnival Corp. (Panama)	Morgan Stanley	(460)	(4,228)	(3,234)	1,263
Chipotle Mexican Grill, Inc.	Morgan Stanley	(99)	(180,520)	(148,773)	30,731
Darden Restaurants, Inc.	Morgan Stanley	(1,390)	(202,629)	(175,585)	22,183
Las Vegas Sands Corp.	Morgan Stanley	(2,084)	(86,569)	(78,192)	7,907

The accompanying notes are an integral part of the financial statements.

37

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Services — (continued)
Norwegian Cruise Line Holdings Ltd. (Bermuda)	Morgan Stanley	(8)	$(111)	$(91)	$285
Wynn Resorts Ltd.	Morgan Stanley	(1,219)	(106,758)	(76,834)	29,337

		(9,512)	(792,024)	(619,879)	164,552

Diversified Financials
American Express Co.	Morgan Stanley	(273)	(39,129)	(36,830)	2,116
Ameriprise Financial, Inc.	Morgan Stanley	(443)	(116,907)	(111,614)	4,340
Capital One Financial Corp.	Morgan Stanley	(652)	(99,684)	(60,095)	38,295
Charles Schwab Corp. (The)	Morgan Stanley	(21)	(1,521)	(1,509)	36
Discover Financial Services	Morgan Stanley	(2,828)	(319,301)	(257,122)	56,404
Goldman Sachs Group, Inc. (The)	Morgan Stanley	(43)	(12,553)	(12,601)	(88)
MSCI, Inc.	Morgan Stanley	(190)	(121,694)	(80,140)	40,198
Northern Trust Corp.	Morgan Stanley	(515)	(61,082)	(44,063)	15,950
Raymond James Financial, Inc.	Morgan Stanley	(985)	(98,258)	(97,338)	(199)
State Street Corp.	Morgan Stanley	(922)	(87,148)	(56,067)	28,678
Synchrony Financial	Morgan Stanley	(4,108)	(200,870)	(115,805)	80,956

		(10,980)	(1,158,147)	(873,184)	266,686

Energy
Williams Cos., Inc. (The)	Morgan Stanley	(991)	(28,652)	(28,372)	146

Food, Beverage & Tobacco
Brown-Forman Corp., Class B	Morgan Stanley	(288)	(20,478)	(19,172)	1,204
Constellation Brands, Inc., Class A	Morgan Stanley	(26)	(6,179)	(5,972)	329
J M Smucker Co. (The)	Morgan Stanley	(1,093)	(155,130)	(150,189)	4,904
McCormick & Co., Inc., Non Voting Shares	Morgan Stanley	(227)	(18,386)	(16,178)	2,241
Monster Beverage Corp.	Morgan Stanley	(1,402)	(126,626)	(121,918)	3,974

		(3,036)	(326,799)	(313,429)	12,652

Health Care Equipment & Services
ABIOMED, Inc.	Morgan Stanley	(884)	(287,569)	(217,163)	68,768
Align Technology, Inc.	Morgan Stanley	(662)	(347,604)	(137,107)	208,589
Baxter International, Inc.	Morgan Stanley	(1,339)	(114,371)	(72,119)	40,845
Becton Dickinson and Co.	Morgan Stanley	(733)	(184,705)	(163,334)	19,318
Boston Scientific Corp.	Morgan Stanley	(5,059)	(218,931)	(195,935)	21,740
Cooper Cos., Inc. (The)	Morgan Stanley	(504)	(204,053)	(133,006)	69,866
Dexcom, Inc.	Morgan Stanley	(1,612)	(196,672)	(129,830)	65,732
Edwards Lifesciences Corp.	Morgan Stanley	(2,434)	(272,952)	(201,121)	70,266
IDEXX Laboratories, Inc.	Morgan Stanley	(387)	(246,210)	(126,085)	122,390
Intuitive Surgical, Inc.	Morgan Stanley	(974)	(297,216)	(182,567)	112,956
ResMed, Inc.	Morgan Stanley	(705)	(164,112)	(153,902)	9,104
STERIS PLC (Ireland)	Morgan Stanley	(413)	(89,733)	(68,674)	20,350
Stryker Corp.	Morgan Stanley	(819)	(195,757)	(165,880)	27,721

		(16,525)	(2,819,885)	(1,946,723)	857,645

Household & Personal Products
Clorox Co. (The)	Morgan Stanley	(145)	(26,313)	(18,617)	9,325
Estee Lauder Cos., Inc. (The), Class A	Morgan Stanley	(1,120)	(317,797)	(241,808)	73,394

		(1,265)	(344,110)	(260,425)	82,719

Insurance
Aflac, Inc.	Morgan Stanley	(54)	(3,078)	(3,035)	58
American International Group, Inc.	Morgan Stanley	(803)	(42,278)	(38,126)	3,677

The accompanying notes are an integral part of the financial statements.

38

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Insurance — (continued)
Everest Re Group Ltd. (Bermuda)	Morgan Stanley	(251)	$(66,333)	$(65,872)	$(270)
Globe Life, Inc.	Morgan Stanley	(699)	(69,129)	(69,690)	(1,077)
Hartford Financial Services Group, Inc. (The)	Morgan Stanley	(1,926)	(128,285)	(119,296)	7,422
Lincoln National Corp.	Morgan Stanley	(3,854)	(273,547)	(169,229)	97,834
Marsh & McLennan Cos., Inc.	Morgan Stanley	(138)	(22,397)	(20,602)	1,672
MetLife, Inc.	Morgan Stanley	(2,214)	(150,948)	(134,567)	14,127
Prudential Financial, Inc.	Morgan Stanley	(1,650)	(181,306)	(141,537)	35,105

		(11,589)	(937,301)	(761,954)	158,548

Materials
Air Products and Chemicals, Inc.	Morgan Stanley	(118)	(37,027)	(27,462)	8,632
Albemarle Corp.	Morgan Stanley	(621)	(161,017)	(164,217)	(4,820)
Ball Corp.	Morgan Stanley	(726)	(70,813)	(35,080)	34,721
Corteva, Inc.	Morgan Stanley	(2,031)	(116,845)	(116,072)	(214)
Ecolab, Inc.	Morgan Stanley	(88)	(20,386)	(12,709)	7,452
International Flavors & Fragrances, Inc.	Morgan Stanley	(1,587)	(216,686)	(144,147)	68,125
Martin Marietta Materials, Inc.	Morgan Stanley	(412)	(159,010)	(132,701)	24,733
PPG Industries, Inc.	Morgan Stanley	(866)	(107,204)	(95,858)	10,763
Sherwin-Williams Co. (The)	Morgan Stanley	(102)	(28,317)	(20,885)	7,183
Vulcan Materials Co.	Morgan Stanley	(833)	(158,958)	(131,372)	25,702

		(7,384)	(1,076,263)	(880,503)	182,277

Media & Entertainment
DISH Network Corp., Class A	Morgan Stanley	(17,279)	(366,346)	(238,969)	125,282
Live Nation Entertainment, Inc.	Morgan Stanley	(1,786)	(195,938)	(135,807)	59,025
Match Group, Inc.	Morgan Stanley	(1,077)	(168,438)	(51,427)	129,922
Walt Disney Co. (The)	Morgan Stanley	(94)	(16,400)	(8,867)	7,471
Warner Bros Discovery, Inc.	Morgan Stanley	(810)	(11,938)	(9,315)	2,524

		(21,046)	(759,060)	(444,385)	324,224

Pharmaceuticals, Biotechnology & Life Sciences
Agilent Technologies, Inc.	Morgan Stanley	(1,055)	(133,084)	(128,235)	4,107
Bio-Rad Laboratories, Inc., Class A	Morgan Stanley	(420)	(244,758)	(175,199)	68,170
Bio-Techne Corp.	Morgan Stanley	(508)	(248,370)	(144,272)	103,068
Catalent, Inc.	Morgan Stanley	(2,307)	(246,816)	(166,935)	78,480
Charles River Laboratories International, Inc.	Morgan Stanley	(263)	(95,936)	(51,758)	43,653
Eli Lilly & Co.	Morgan Stanley	(306)	(97,981)	(98,945)	(1,501)
IQVIA Holdings, Inc.	Morgan Stanley	(800)	(193,894)	(144,912)	48,701
Mettler-Toledo International, Inc.	Morgan Stanley	(52)	(67,754)	(56,374)	11,019
Thermo Fisher Scientific, Inc.	Morgan Stanley	(76)	(41,530)	(38,546)	2,809
Waters Corp.	Morgan Stanley	(422)	(134,270)	(113,742)	19,781
West Pharmaceutical Services, Inc.	Morgan Stanley	(350)	(135,765)	(86,128)	48,774

		(6,559)	(1,640,158)	(1,205,046)	427,061

Real Estate
Boston Properties, Inc., REIT	Morgan Stanley	(95)	(10,954)	(7,122)	3,615
Equinix, Inc., REIT	Morgan Stanley	(282)	(221,076)	(160,413)	56,430
Host Hotels & Resorts, Inc., REIT	Morgan Stanley	(1,707)	(28,869)	(27,107)	1,424
Iron Mountain, Inc., REIT	Morgan Stanley	(517)	(23,617)	(22,733)	780
Vornado Realty Trust, REIT	Morgan Stanley	(1,409)	(66,842)	(32,632)	31,922

		(4,010)	(351,358)	(250,007)	94,171

The accompanying notes are an integral part of the financial statements.

39

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Retailing
Advance Auto Parts, Inc.	Morgan Stanley	(641)	$(123,261)	$(100,214)	$20,846
CarMax, Inc.	Morgan Stanley	(2,162)	(301,917)	(142,735)	158,962
Etsy, Inc.	Morgan Stanley	(893)	(147,565)	(89,416)	57,325
Pool Corp.	Morgan Stanley	(197)	(90,449)	(62,687)	26,737
Tractor Supply Co.	Morgan Stanley	(602)	(135,353)	(111,900)	23,625

		(4,495)	(798,545)	(506,952)	287,495

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	Morgan Stanley	(2,426)	(255,527)	(153,711)	100,340
Analog Devices, Inc.	Morgan Stanley	(461)	(80,743)	(64,236)	15,069
Intel Corp.	Morgan Stanley	(384)	(10,119)	(9,896)	2,687
Microchip Technology, Inc.	Morgan Stanley	(428)	(36,150)	(26,121)	9,486
Monolithic Power Systems, Inc.	Morgan Stanley	(386)	(173,381)	(140,272)	31,449
NVIDIA Corp.	Morgan Stanley	(2,404)	(479,908)	(291,822)	185,276
ON Semiconductor Corp.	Morgan Stanley	(679)	(45,720)	(42,322)	3,165
Skyworks Solutions, Inc.	Morgan Stanley	(592)	(100,862)	(50,480)	48,467
Teradyne, Inc.	Morgan Stanley	(42)	(4,299)	(3,156)	1,146

		(7,802)	(1,186,709)	(782,016)	397,085

Software & Services
Ceridian HCM Holding, Inc.	Morgan Stanley	(2,947)	(331,826)	(164,678)	171,886
Fidelity National Information Services, Inc.	Morgan Stanley	(2,035)	(230,114)	(153,785)	73,012
Fiserv, Inc.	Morgan Stanley	(48)	(4,640)	(4,491)	155
Fortinet, Inc.	Morgan Stanley	(3,278)	(218,689)	(161,048)	56,347
Global Payments, Inc.	Morgan Stanley	(1,294)	(186,887)	(139,817)	45,477
Intuit, Inc.	Morgan Stanley	(417)	(197,627)	(161,512)	34,841
Paycom Software, Inc.	Morgan Stanley	(299)	(118,963)	(98,667)	19,638
PTC, Inc.	Morgan Stanley	(1,840)	(257,218)	(192,464)	63,294
Tyler Technologies, Inc.	Morgan Stanley	(254)	(122,900)	(88,265)	33,954

		(12,412)	(1,668,864)	(1,164,727)	498,604

Technology Hardware & Equipment
Arista Networks, Inc.	Morgan Stanley	(807)	(96,764)	(91,102)	5,110
Teledyne Technologies, Inc.	Morgan Stanley	(27)	(12,653)	(9,112)	3,501
Trimble, Inc.	Morgan Stanley	(2,018)	(173,932)	(109,517)	63,437
Zebra Technologies Corp., Class A	Morgan Stanley	(48)	(28,982)	(12,576)	16,271

		(2,900)	(312,331)	(222,307)	88,319

Transportation
JB Hunt Transport Services, Inc.	Morgan Stanley	(666)	(134,561)	(104,176)	29,725

Utilities
AES Corp. (The)	Morgan Stanley	(1,221)	(28,833)	(27,595)	1,104
Alliant Energy Corp.	Morgan Stanley	(2,138)	(132,225)	(113,293)	17,862
Ameren Corp.	Morgan Stanley	(373)	(35,194)	(30,045)	4,897
American Water Works Co., Inc.	Morgan Stanley	(1,426)	(237,498)	(185,608)	47,490
CMS Energy Corp.	Morgan Stanley	(107)	(6,855)	(6,232)	617
Dominion Energy, Inc.	Morgan Stanley	(741)	(61,887)	(51,211)	12,179
Edison International	Morgan Stanley	(8)	(537)	(453)	109
Entergy Corp.	Morgan Stanley	(295)	(34,424)	(29,686)	1,913
Evergy, Inc.	Morgan Stanley	(1,121)	(77,071)	(66,587)	8,000
Eversource Energy	Morgan Stanley	(870)	(79,628)	(67,825)	9,594

The accompanying notes are an integral part of the financial statements.

40

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Concluded)

September 30, 2022

Total Return Swaps (concluded)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Utilities — (continued)
NextEra Energy, Inc.	Morgan Stanley	(808)	$(71,442)	$(63,355)	$7,897
NiSource, Inc.	Morgan Stanley	(156)	(4,224)	(3,930)	303
Pinnacle West Capital Corp.	Morgan Stanley	(2,687)	(233,738)	(173,338)	49,473
PPL Corp.	Morgan Stanley	(1,411)	(42,114)	(35,769)	6,014
Xcel Energy, Inc.	Morgan Stanley	(1,034)	(75,132)	(66,176)	6,911

		(14,396)	(1,120,802)	(921,103)	174,363

Total Reference Entity — Short			(20,824,280)	(14,919,860)	5,703,785

Net Value of Reference Entity			$(4,913,869)	$620,036	$5,675,642

*	Includes $141,737 related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

41

GOTHAM TOTAL RETURN FUND

Portfolio of Investments

September 30, 2022

	Number of Shares	Value
AFFILIATED EQUITY REGISTERED INVESTMENT COMPANIES(a) — 99.9%
Gotham Defensive Long 500 Fund	163,904	$2,024,217
Gotham Enhanced 500 ETF	197,000	3,880,013
Gotham Enhanced S&P 500 Index Fund	220,793	2,914,470
Gotham Hedged Core Fund	303,459	2,986,038
Gotham Hedged Plus Fund	191,239	2,009,924
Gotham Large Value Fund	303,790	3,888,512
Gotham Neutral Fund*	206,753	2,137,820

TOTAL AFFILIATED EQUITY REGISTERED INVESTMENT COMPANIES (Cost $21,369,713)		19,840,994

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%		25,164

NET ASSETS - 100.0%		$19,866,158

(a)	All affiliated fund investments are in Institutional Class shares. The financial statements of the affiliated funds are publicly available on the Securities and Exchange Commission’s website.
*	Non-income producing.

ETF   Exchange-Traded Fund

The accompanying notes are an integral part of the financial statements.

42

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments

September 30, 2022

	Number of Shares	Value
LONG POSITIONS — 139.4%
COMMON STOCKS — 139.4%
Automobiles & Components — 1.1%
BorgWarner, Inc.	75	$2,355
Ford Motor Co.†	2,459	27,541
General Motors Co.†	138	4,428

		34,324

Banks — 1.3%
Bank of America Corp.	112	3,382
Citigroup, Inc.	45	1,875
Citizens Financial Group, Inc.	4	137
First Republic Bank	41	5,353
JPMorgan Chase & Co.	206	21,527
PNC Financial Services Group, Inc. (The)	5	747
Signature Bank	14	2,114
SVB Financial Group*	13	4,365
US Bancorp	14	565

		40,065

Capital Goods — 6.6%
3M Co.†	351	38,785
A.O. Smith Corp.	38	1,846
AMETEK, Inc.	3	340
Carrier Global Corp.†	533	18,954
Cummins, Inc.	1	204
Dover Corp.	1	117
Emerson Electric Co.	75	5,492
Fortive Corp.†	34	1,982
General Dynamics Corp.†	133	28,219
General Electric Co.†	682	42,223
Illinois Tool Works, Inc.	33	5,961
Johnson Controls International PLC (Ireland)†	10	492
Lockheed Martin Corp.†	47	18,156
Masco Corp.	134	6,256
Northrop Grumman Corp.†	15	7,055
Otis Worldwide Corp.†	5	319
Parker-Hannifin Corp.†	42	10,177
Pentair PLC (Ireland)	101	4,104
Rockwell Automation, Inc.	1	215
Snap-on, Inc.	11	2,215
Textron, Inc.	38	2,214
Trane Technologies PLC (Ireland)†	24	3,475
United Rentals, Inc.*	3	810
WW Grainger, Inc.	12	5,870

		205,481

	Number of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — 0.5%
Copart, Inc.*	54	$5,746
Nielsen Holdings PLC (United Kingdom)	217	6,015
Robert Half International, Inc.	69	5,278

		17,039

Consumer Durables & Apparel — 0.4%
DR Horton, Inc.	3	202
Garmin Ltd. (Switzerland)	2	161
Lennar Corp., Class A	28	2,087
Tapestry, Inc.	162	4,606
Whirlpool Corp.†	37	4,988

		12,044

Consumer Services — 1.3%
Caesars Entertainment, Inc.*	2	65
Expedia Group, Inc.*	2	187
McDonald’s Corp.†	88	20,305
MGM Resorts International	255	7,579
Starbucks Corp.†	149	12,555
Yum! Brands, Inc.†	4	425

		41,116

Diversified Financials — 6.2%
Bank of New York Mellon Corp. (The)	143	5,508
Berkshire Hathaway, Inc., Class B†*	223	59,546
BlackRock, Inc.†	95	52,277
Capital One Financial Corp.	14	1,290
Cboe Global Markets, Inc.	1	117
Franklin Resources, Inc.†	311	6,693
Intercontinental Exchange, Inc.†	343	30,990
Invesco Ltd. (Bermuda)	290	3,973
Moody’s Corp.	3	729
Nasdaq, Inc.†	269	15,247
Synchrony Financial	7	197
T Rowe Price Group, Inc.†	142	14,912

		191,479

Energy — 13.8%
APA Corp.†	223	7,624
Chevron Corp.†	457	65,657
ConocoPhillips†	729	74,606
Devon Energy Corp.†	409	24,593
Diamondback Energy, Inc.†	110	13,251
EOG Resources, Inc.†	15	1,676
Exxon Mobil Corp.†	858	74,912
Marathon Oil Corp.†	467	10,545

The accompanying notes are an integral part of the financial statements.

43

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Marathon Petroleum Corp.†	368	$36,553
Occidental Petroleum Corp.†	580	35,641
Phillips 66†	299	24,135
Pioneer Natural Resources Co.†	150	32,480
Valero Energy Corp.†	253	27,033

		428,706

Food & Staples Retailing — 1.0%
Kroger Co. (The)	135	5,906
Walgreens Boots Alliance, Inc.†	529	16,611
Walmart, Inc.†	70	9,079

		31,596

Food, Beverage & Tobacco — 6.2%
Altria Group, Inc.†	991	40,017
Archer-Daniels-Midland Co.†	350	28,158
Campbell Soup Co.	3	141
Coca-Cola Co. (The)†	755	42,295
General Mills, Inc.†	259	19,842
Hershey Co. (The)†	3	661
Kellogg Co.	56	3,901
Kraft Heinz Co. (The)†	42	1,401
Molson Coors Beverage Co., Class B	5	240
Mondelez International, Inc., Class A†	86	4,715
PepsiCo, Inc.	13	2,122
Philip Morris International, Inc.†	405	33,619
Tyson Foods, Inc., Class A†	218	14,373

		191,485

Health Care Equipment & Services — 11.9%
Abbott Laboratories†	301	29,125
AmerisourceBergen Corp.†	130	17,593
Baxter International, Inc.	4	215
Cardinal Health, Inc.	167	11,136
Centene Corp.†*	355	27,622
Cigna Corp.†	194	53,829
Cooper Cos., Inc. (The)	29	7,653
CVS Health Corp.†	775	73,912
DaVita, Inc.†*	7	579
DENTSPLY SIRONA, Inc.	133	3,770
Elevance Health, Inc.†	84	38,156
HCA Healthcare, Inc.†	6	1,103
Henry Schein, Inc.*	15	987
Hologic, Inc.†*	35	2,258
Humana, Inc.	1	485

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Laboratory Corp. of America Holdings†	58	$11,879
McKesson Corp.†	93	31,608
Medtronic PLC (Ireland)†	80	6,460
Molina Healthcare, Inc.*	1	330
Quest Diagnostics, Inc.†	73	8,956
Teleflex, Inc.	4	806
UnitedHealth Group, Inc.†	76	38,383
Universal Health Services, Inc., Class B	16	1,411
Zimmer Biomet Holdings, Inc.	1	105

		368,361

Household & Personal Products — 0.2%
Colgate-Palmolive Co.†	11	773
Kimberly-Clark Corp.	3	338
Procter & Gamble Co. (The)†	33	4,166

		5,277

Insurance — 0.2%
Aon PLC, Class A (Ireland)†	3	804
Brown & Brown, Inc.	3	181
Cincinnati Financial Corp.	5	448
Loews Corp.	2	100
Progressive Corp. (The)	5	581
W R Berkley Corp.	62	4,004

		6,118

Materials — 5.0%
Amcor PLC (Jersey)	748	8,026
Avery Dennison Corp.	1	163
Ball Corp.	13	628
Celanese Corp.	67	6,053
CF Industries Holdings, Inc.†	129	12,416
Dow, Inc.†	450	19,769
DuPont de Nemours, Inc.	7	353
Eastman Chemical Co.	76	5,400
Freeport-McMoRan, Inc.†	896	24,488
International Paper Co.†	222	7,037
Linde PLC (Ireland)	7	1,887
LyondellBasell Industries NV, Class A (Netherlands)†	204	15,357
Mosaic Co. (The)	216	10,439
Newmont Corp.	219	9,205
Nucor Corp.†	171	18,295
Packaging Corp. of America	58	6,513

The accompanying notes are an integral part of the financial statements.

44

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Sealed Air Corp.	87	$3,872
Westrock Co.	152	4,695

		154,596

Media & Entertainment — 14.2%
Activision Blizzard, Inc.†	397	29,513
Alphabet, Inc., Class A†*	1,486	142,136
Charter Communications, Inc., Class A†*	103	31,245
Comcast Corp., Class A†	2,654	77,842
Electronic Arts, Inc.	27	3,124
Fox Corp., Class A†	340	10,431
Interpublic Group of Cos., Inc. (The)	244	6,246
Match Group, Inc.*	65	3,104
Meta Platforms, Inc., Class A†*	745	101,082
Netflix, Inc.†*	42	9,889
News Corp., Class A	364	5,500
Omnicom Group, Inc.†	126	7,949
Paramount Global, Class B	388	7,388
Take-Two Interactive Software, Inc.*	16	1,744
Twitter, Inc.*	72	3,156

		440,349

Pharmaceuticals, Biotechnology & Life Sciences — 15.3%
AbbVie, Inc.†	428	57,442
Amgen, Inc.†	119	26,823
Biogen, Inc.†*	75	20,025
Bristol-Myers Squibb Co.†	347	24,668
Danaher Corp.†	69	17,822
Gilead Sciences, Inc.†	734	45,280
Illumina, Inc.*	15	2,862
Incyte Corp.*	21	1,399
Johnson & Johnson†	296	48,354
Merck & Co., Inc.†	814	70,102
Moderna, Inc.†*	247	29,208
Organon & Co.	89	2,083
Pfizer, Inc.†	1,553	67,959
Regeneron Pharmaceuticals, Inc.†*	12	8,266
Vertex Pharmaceuticals, Inc.†*	159	46,037
Viatris, Inc.	742	6,322

		474,652

Real Estate — 2.3%
Alexandria Real Estate Equities, Inc., REIT	39	5,467
American Tower Corp., REIT†	44	9,447
AvalonBay Communities, Inc., REIT	2	368
Boston Properties, Inc., REIT	37	2,774

	Number of Shares	Value
COMMON STOCKS — (Continued)
Real Estate — (Continued)
Camden Property Trust, REIT	26	$3,106
CBRE Group, Inc., Class A†*	5	338
Crown Castle, Inc., REIT	41	5,927
Digital Realty Trust, Inc., REIT	39	3,868
Duke Realty Corp., REIT	36	1,735
Equity Residential, REIT	3	202
Essex Property Trust, Inc., REIT	1	242
Extra Space Storage, Inc., REIT	2	345
Federal Realty Investment Trust, REIT	19	1,712
Healthpeak Properties, Inc., REIT	125	2,865
Invitation Homes, Inc., REIT	5	169
Mid-America Apartment Communities, Inc., REIT	2	310
Prologis, Inc., REIT†	103	10,465
Public Storage, REIT	3	878
Realty Income Corp., REIT	36	2,095
Regency Centers Corp., REIT	2	108
SBA Communications Corp., REIT	10	2,847
Simon Property Group, Inc., REIT	24	2,154
UDR, Inc., REIT	3	125
VICI Properties, Inc., REIT	34	1,015
Vornado Realty Trust, REIT	44	1,019
Welltower, Inc., REIT	4	257
Weyerhaeuser Co., REIT†	444	12,681

		72,519

Retailing — 8.1%
Amazon.com, Inc.†*	1,163	131,419
AutoZone, Inc.†*	6	12,852
Bath & Body Works, Inc.†	140	4,564
Best Buy Co., Inc.†	146	9,248
eBay, Inc.†	360	13,252
Genuine Parts Co.	87	12,991
Home Depot, Inc. (The)†	79	21,799
LKQ Corp.	170	8,015
Lowe’s Cos., Inc.†	141	26,481
Ross Stores, Inc.†	135	11,376
Ulta Beauty, Inc.*	1	401

		252,398

Semiconductors & Semiconductor Equipment — 6.0%
Advanced Micro Devices, Inc.*	16	1,014
Applied Materials, Inc.†	519	42,522
Broadcom, Inc.	21	9,324
KLA Corp.†	44	13,316
Lam Research Corp.†	42	15,372

The accompanying notes are an integral part of the financial statements.

45

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Microchip Technology, Inc.	130	$7,934
Micron Technology, Inc.†	654	32,765
NXP Semiconductors NV (Netherlands)†	83	12,243
ON Semiconductor Corp.*	59	3,677
Qorvo, Inc.*	67	5,321
QUALCOMM, Inc.†	307	34,685
Skyworks Solutions, Inc.†	30	2,558
SolarEdge Technologies, Inc.*	5	1,157
Teradyne, Inc.	37	2,781
Texas Instruments, Inc.	9	1,393

		186,062

Software & Services — 16.2%
Accenture PLC, Class A (Ireland)†	340	87,482
Adobe, Inc.†*	222	61,094
Akamai Technologies, Inc.*	36	2,892
ANSYS, Inc.*	8	1,774
Autodesk, Inc.*	20	3,736
Automatic Data Processing, Inc.	13	2,940
Broadridge Financial Solutions, Inc.	6	866
Cadence Design Systems, Inc.*	26	4,249
Cognizant Technology Solutions Corp., Class A	49	2,815
DXC Technology Co.*	73	1,787
EPAM Systems, Inc.*	5	1,811
FleetCor Technologies, Inc.*	33	5,814
Gartner, Inc.†*	2	553
International Business Machines Corp.†	13	1,545
Mastercard, Inc., Class A†	91	25,875
Microsoft Corp.†	852	198,431
NortonLifeLock, Inc.	9	181
Oracle Corp.†	48	2,931
Paychex, Inc.†	5	561
PayPal Holdings, Inc.†*	121	10,414
Roper Technologies, Inc.	10	3,596
Salesforce, Inc.†*	211	30,350
ServiceNow, Inc.†*	19	7,175
Synopsys, Inc.*	14	4,277
VeriSign, Inc.*	35	6,080
Visa, Inc., Class A†	197	34,997

		504,226

Technology Hardware & Equipment — 12.4%
Amphenol Corp., Class A†	203	13,593

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Apple, Inc.†	1,509	$208,544
CDW Corp.	23	3,590
Cisco Systems, Inc.†	2,261	90,440
Corning, Inc.†	383	11,115
F5, Inc.*	19	2,750
HP, Inc.†	714	17,793
Keysight Technologies, Inc.*	2	315
NetApp, Inc.†	69	4,267
Seagate Technology Holdings PLC (Ireland)	125	6,654
TE Connectivity Ltd. (Switzerland)†	100	11,036
Teledyne Technologies, Inc.*	4	1,350
Western Digital Corp.*	188	6,119
Zebra Technologies Corp., Class A†*	33	8,646

		386,212

Telecommunication Services — 2.5%
AT&T, Inc.†	1,814	27,827
Lumen Technologies, Inc.	543	3,953
T-Mobile US, Inc.*	2	268
Verizon Communications, Inc.†	1,185	44,995

		77,043

Transportation — 5.2%
CSX Corp.†	640	17,050
Expeditors International of Washington, Inc.†	103	9,096
FedEx Corp.†	158	23,458
Norfolk Southern Corp.	53	11,111
Old Dominion Freight Line, Inc.	1	249
Union Pacific Corp.†	221	43,055
United Parcel Service, Inc., Class B†	356	57,508

		161,527

Utilities — 1.5%
Constellation Energy Corp.	146	12,146
DTE Energy Co.	4	460
Exelon Corp.†	608	22,776

The accompanying notes are an integral part of the financial statements.

46

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
NRG Energy, Inc.	149	$5,702
Public Service Enterprise Group, Inc.†	106	5,960

		47,044

TOTAL COMMON STOCKS (Cost $4,337,362)		4,329,719

TOTAL LONG POSITIONS - 139.4% (Cost $4,337,362)		4,329,719

SHORT POSITIONS — (41.2)%
COMMON STOCKS — (41.2)%
Automobiles & Components — (0.1)%
Aptiv PLC (Jersey)*	(57)	(4,458)

Banks — (1.6)%
Comerica, Inc.	(29)	(2,062)
Fifth Third Bancorp	(144)	(4,602)
Huntington Bancshares, Inc.	(310)	(4,086)
KeyCorp.	(96)	(1,538)
M&T Bank Corp.	(37)	(6,524)
Regions Financial Corp.	(200)	(4,014)
Truist Financial Corp.	(196)	(8,534)
Wells Fargo & Co.	(374)	(15,042)
Zions Bancorp NA	(35)	(1,780)

		(48,182)

Capital Goods — (4.7)%
Allegion PLC (Ireland)	(19)	(1,704)
Boeing Co. (The)*	(127)	(15,377)
Caterpillar, Inc.	(64)	(10,501)
Deere & Co.	(58)	(19,366)
Eaton Corp. PLC (Ireland)	(85)	(11,336)
Fastenal Co.	(121)	(5,571)
Fortune Brands Home & Security, Inc.	(28)	(1,503)
Generac Holdings, Inc.*	(14)	(2,494)
Honeywell International, Inc.	(67)	(11,187)
Howmet Aerospace, Inc.	(88)	(2,722)
Huntington Ingalls Industries, Inc.	(9)	(1,993)
IDEX Corp.	(2)	(400)
Ingersoll Rand, Inc.	(83)	(3,590)
L3Harris Technologies, Inc.	(41)	(8,521)
PACCAR, Inc.	(74)	(6,193)
Quanta Services, Inc.	(30)	(3,822)
Raytheon Technologies Corp.	(310)	(25,376)
Stanley Black & Decker, Inc.	(33)	(2,482)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
TransDigm Group, Inc.	(12)	$(6,298)
Westinghouse Air Brake Technologies Corp.	(40)	(3,254)
Xylem, Inc.	(39)	(3,407)

		(147,097)

Commercial & Professional Services — (1.4)%
Cintas Corp.	(17)	(6,599)
CoStar Group, Inc.*	(83)	(5,781)
Equifax, Inc.	(14)	(2,400)
Jacobs Solutions, Inc.	(28)	(3,038)
Leidos Holdings, Inc.	(30)	(2,624)
Republic Services, Inc.	(66)	(8,979)
Rollins, Inc.	(123)	(4,266)
Verisk Analytics, Inc.	(34)	(5,798)
Waste Management, Inc.	(30)	(4,806)

		(44,291)

Consumer Durables & Apparel — (0.3)%
Hasbro, Inc.	(15)	(1,011)
Newell Brands, Inc.	(88)	(1,222)
PulteGroup, Inc.	(52)	(1,950)
Ralph Lauren Corp.	(14)	(1,189)
VF Corp.	(80)	(2,393)

		(7,765)

Consumer Services — (1.5)%
Booking Holdings, Inc.*	(3)	(4,930)
Carnival Corp. (Panama)*	(264)	(1,856)
Chipotle Mexican Grill, Inc.*	(7)	(10,519)
Darden Restaurants, Inc.	(27)	(3,411)
Domino’s Pizza, Inc.	(8)	(2,482)
Hilton Worldwide Holdings, Inc.	(59)	(7,116)
Las Vegas Sands Corp.*	(165)	(6,191)
Marriott International, Inc., Class A	(36)	(5,045)
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	(88)	(1,000)
Royal Caribbean Cruises Ltd. (Liberia)*	(55)	(2,084)
Wynn Resorts Ltd.*	(27)	(1,702)

		(46,336)

Diversified Financials — (2.6)%
American Express Co.	(71)	(9,579)
Ameriprise Financial, Inc.	(23)	(5,795)
Charles Schwab Corp. (The)	(32)	(2,300)
CME Group, Inc.	(73)	(12,930)
Discover Financial Services	(59)	(5,364)

The accompanying notes are an integral part of the financial statements.

47

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
FactSet Research Systems, Inc.	(8)	$(3,201)
Goldman Sachs Group, Inc. (The)	(19)	(5,568)
MarketAxess Holdings, Inc.	(8)	(1,780)
Morgan Stanley	(273)	(21,570)
MSCI, Inc.	(17)	(7,170)
Northern Trust Corp.	(3)	(257)
Raymond James Financial, Inc.	(44)	(4,348)

		(79,862)

Energy — (1.5)%
Baker Hughes Co.	(42)	(880)
Coterra Energy, Inc.	(167)	(4,362)
Halliburton Co.	(187)	(4,604)
Hess Corp.	(64)	(6,975)
Kinder Morgan, Inc.	(470)	(7,821)
ONEOK, Inc.	(93)	(4,765)
Schlumberger NV (Curacao)	(293)	(10,519)
Williams Cos., Inc. (The)	(255)	(7,301)

		(47,227)

Food & Staples Retailing — (0.6)%
Costco Wholesale Corp.	(25)	(11,807)
Sysco Corp.	(86)	(6,081)

		(17,888)

Food, Beverage & Tobacco — (1.5)%
Brown-Forman Corp., Class B	(105)	(6,990)
Conagra Brands, Inc.	(100)	(3,263)
Constellation Brands, Inc., Class A	(41)	(9,417)
Hormel Foods Corp.	(116)	(5,271)
J M Smucker Co. (The)	(23)	(3,160)
Keurig Dr Pepper, Inc.	(34)	(1,218)
Lamb Weston Holdings, Inc.	(31)	(2,399)
McCormick & Co., Inc., non-voting shares	(58)	(4,134)
Monster Beverage Corp.*	(113)	(9,826)

		(45,678)

Health Care Equipment & Services — (3.1)%
ABIOMED, Inc.*	(11)	(2,702)
Align Technology, Inc.*	(17)	(3,521)
Becton Dickinson and Co.	(61)	(13,593)
Boston Scientific Corp.*	(307)	(11,890)
Dexcom, Inc.*	(84)	(6,765)
Edwards Lifesciences Corp.*	(133)	(10,990)
IDEXX Laboratories, Inc.*	(18)	(5,864)
Intuitive Surgical, Inc.*	(77)	(14,433)
ResMed, Inc.	(32)	(6,986)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
STERIS PLC (Ireland)	(22)	$(3,658)
Stryker Corp.	(79)	(16,001)

		(96,403)

Household & Personal Products — (0.6)%
Clorox Co. (The)	(27)	(3,467)
Estee Lauder Cos., Inc. (The), Class A	(75)	(16,192)

		(19,659)

Insurance — (2.9)%
Aflac, Inc.	(134)	(7,531)
Allstate Corp. (The)	(58)	(7,223)
American International Group, Inc.	(172)	(8,167)
Arthur J Gallagher & Co.	(8)	(1,370)
Assurant, Inc.	(12)	(1,743)
Chubb Ltd. (Switzerland)	(88)	(16,005)
Everest Re Group Ltd. (Bermuda)	(9)	(2,362)
Globe Life, Inc.	(22)	(2,193)
Hartford Financial Services Group, Inc. (The)	(71)	(4,398)
Lincoln National Corp.	(37)	(1,625)
Marsh & McLennan Cos., Inc.	(103)	(15,377)
MetLife, Inc.	(176)	(10,697)
Principal Financial Group, Inc.	(55)	(3,968)
Prudential Financial, Inc.	(81)	(6,948)
Travelers Cos., Inc. (The)	(5)	(766)
Willis Towers Watson PLC (Ireland)	(5)	(1,005)

		(91,378)

Materials — (2.1)%
Air Products and Chemicals, Inc.	(49)	(11,404)
Albemarle Corp.	(26)	(6,875)
Corteva, Inc.	(152)	(8,687)
Ecolab, Inc.	(41)	(5,921)
FMC Corp.	(27)	(2,854)
International Flavors & Fragrances, Inc.	(55)	(4,996)
Martin Marietta Materials, Inc.	(13)	(4,187)
PPG Industries, Inc.	(50)	(5,534)
Sherwin-Williams Co. (The)	(55)	(11,261)
Vulcan Materials Co.	(29)	(4,574)

		(66,293)

Media & Entertainment — (0.6)%
DISH Network Corp., Class A*	(112)	(1,549)
Live Nation Entertainment, Inc.*	(49)	(3,726)

The accompanying notes are an integral part of the financial statements.

48

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
Walt Disney Co. (The)*	(65)	$(6,131)
Warner Bros Discovery, Inc.*	(490)	(5,635)

		(17,041)

Pharmaceuticals, Biotechnology & Life Sciences — (3.4)%
Agilent Technologies, Inc.	(65)	(7,901)
Bio-Rad Laboratories, Inc., Class A*	(7)	(2,920)
Bio-Techne Corp.	(9)	(2,556)
Catalent, Inc.*	(38)	(2,750)
Eli Lilly & Co.	(100)	(32,335)
IQVIA Holdings, Inc.*	(51)	(9,238)
Mettler-Toledo International, Inc.*	(5)	(5,421)
PerkinElmer, Inc.	(2)	(241)
Thermo Fisher Scientific, Inc.	(55)	(27,895)
Waters Corp.*	(13)	(3,504)
West Pharmaceutical Services, Inc.	(17)	(4,183)
Zoetis, Inc.	(40)	(5,931)

		(104,875)

Real Estate — (0.7)%
Equinix, Inc., REIT	(22)	(12,515)
Host Hotels & Resorts, Inc., REIT	(161)	(2,557)
Iron Mountain, Inc., REIT	(63)	(2,770)
Kimco Realty Corp., REIT	(101)	(1,859)
Ventas, Inc., REIT	(59)	(2,370)

		(22,071)

Retailing — (1.8)%
Advance Auto Parts, Inc.	(13)	(2,032)
Dollar General Corp.	(49)	(11,753)
Dollar Tree, Inc.*	(47)	(6,397)
Etsy, Inc.*	(13)	(1,302)
O’Reilly Automotive, Inc.*	(7)	(4,923)
Pool Corp.	(8)	(2,546)
Target Corp.	(72)	(10,684)
TJX Cos., Inc. (The)	(206)	(12,797)
Tractor Supply Co.	(24)	(4,461)

		(56,895)

Semiconductors & Semiconductor Equipment — (1.0)%
Analog Devices, Inc.	(111)	(15,467)
Enphase Energy, Inc.*	(23)	(6,382)
Intel Corp.	(208)	(5,360)
Monolithic Power Systems, Inc.	(9)	(3,270)
NVIDIA Corp.	(12)	(1,457)

		(31,936)

Software & Services — (2.1)%
Ceridian HCM Holding, Inc.*	(32)	(1,788)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Citrix Systems, Inc.(a)	(28)	$(2,912)
Fidelity National Information Services, Inc.	(132)	(9,975)
Fiserv, Inc.*	(134)	(12,538)
Fortinet, Inc.*	(170)	(8,352)
Global Payments, Inc.	(61)	(6,591)
Intuit, Inc.	(24)	(9,296)
Jack Henry & Associates, Inc.	(16)	(2,916)
Paycom Software, Inc.*	(12)	(3,960)
PTC, Inc.*	(26)	(2,720)
Tyler Technologies, Inc.*	(10)	(3,475)

		(64,523)

Technology Hardware & Equipment — (0.7)%
Arista Networks, Inc.*	(67)	(7,564)
Hewlett Packard Enterprise Co.	(219)	(2,623)
Juniper Networks, Inc.	(67)	(1,750)
Motorola Solutions, Inc.	(35)	(7,839)
Trimble, Inc.*	(51)	(2,768)

		(22,544)

Transportation — (0.6)%
Alaska Air Group, Inc.*	(27)	(1,057)
American Airlines Group, Inc.*	(139)	(1,673)
CH Robinson Worldwide, Inc.	(28)	(2,697)
Delta Air Lines, Inc.*	(138)	(3,872)
JB Hunt Transport Services, Inc.	(23)	(3,598)
Southwest Airlines Co.*	(127)	(3,917)
United Airlines Holdings, Inc.*	(69)	(2,244)

		(19,058)

Utilities — (5.8)%
AES Corp. (The)	(138)	(3,119)
Alliant Energy Corp.	(61)	(3,232)
Ameren Corp.	(62)	(4,994)
American Electric Power Co., Inc.	(124)	(10,720)
American Water Works Co., Inc.	(41)	(5,337)
Atmos Energy Corp.	(30)	(3,056)
CenterPoint Energy, Inc.	(133)	(3,748)
CMS Energy Corp.	(70)	(4,077)
Consolidated Edison, Inc.	(82)	(7,032)
Dominion Energy, Inc.	(172)	(11,887)
Duke Energy Corp.	(165)	(15,348)
Edison International	(90)	(5,092)
Entergy Corp.	(50)	(5,031)
Evergy, Inc.	(50)	(2,970)
Eversource Energy	(82)	(6,393)
FirstEnergy Corp.	(136)	(5,032)

The accompanying notes are an integral part of the financial statements.

49

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Concluded)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
NextEra Energy, Inc.	(411)	$(32,227)
NiSource, Inc.	(94)	(2,368)
Pinnacle West Capital Corp.	(26)	(1,677)
PPL Corp.	(155)	(3,929)
Sempra Energy	(68)	(10,196)
Southern Co. (The)	(230)	(15,640)
WEC Energy Group, Inc.	(79)	(7,065)
Xcel Energy, Inc.	(133)	(8,512)

		(178,682)

TOTAL COMMON STOCKS (Proceeds $1,380,767)		(1,280,142)

TOTAL SHORT POSITIONS - (41.2)% (Proceeds $1,380,767)		(1,280,142)

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.8%		56,599

NET ASSETS - 100.0%		$3,106,176

(a)	Security is fair valued by the Adviser in accordance with the policies established by the Board of Trustees.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.

PLC   Public Limited Company

REIT   Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

50

GOTHAM HEDGED PLUS FUND

Portfolio of Investments

September 30, 2022

	Number of Shares	Value
LONG POSITIONS — 173.5%
COMMON STOCKS — 173.5%
Capital Goods — 7.4%
3M Co.†	721	$79,671
Carrier Global Corp.†	970	34,493
General Dynamics Corp.†	483	102,478
Lockheed Martin Corp.†	321	123,999
Masco Corp.†	676	31,562
Northrop Grumman Corp.†	33	15,521
Pentair PLC (Ireland)†	2,478	100,681
Trex Co., Inc.†*	3,335	146,540

		634,945

Commercial & Professional Services — 3.2%
Booz Allen Hamilton Holding Corp.†	4	369
CACI International, Inc., Class A†*	17	4,438
IAA, Inc.†*	324	10,320
Nielsen Holdings PLC (United Kingdom)†	131	3,631
Ritchie Bros Auctioneers, Inc. (Canada)†	141	8,810
Robert Half International, Inc.†	2,474	189,261
Thomson Reuters Corp. (Canada)	171	17,548
TriNet Group, Inc.†*	592	42,162

		276,539

Consumer Durables & Apparel — 0.9%
Deckers Outdoor Corp.†*	239	74,714
Tapestry, Inc.	63	1,791
Whirlpool Corp.	2	270

		76,775

Consumer Services — 5.2%
Choice Hotels International, Inc.†	1,072	117,405
Domino’s Pizza, Inc.†	4	1,241
Hyatt Hotels Corp., Class A†*	94	7,610
McDonald’s Corp.†	325	74,991
MGM Resorts International	2,322	69,010
Penn Entertainment, Inc.†*	712	19,587
Restaurant Brands International, Inc. (Canada)	1,562	83,067
Service Corp. International†	251	14,493
Starbucks Corp.†	4	337
Vail Resorts, Inc.†	231	49,813
Wyndham Hotels & Resorts, Inc.†	48	2,945

		440,499

Diversified Financials — 8.6%
Berkshire Hathaway, Inc., Class B†*	573	153,003
BlackRock, Inc.	4	2,201

	Number of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
Intercontinental Exchange, Inc.†	2,423	$218,918
Nasdaq, Inc.†	3,371	191,068
T Rowe Price Group, Inc.†	1,616	169,696

		734,886

Energy — 11.6%
Baker Hughes Co.†	999	20,939
Canadian Natural Resources Ltd. (Canada)†	2,476	115,307
Cheniere Energy, Inc.†	631	104,689
Chevron Corp.†	1,447	207,891
EQT Corp.	20	815
Exxon Mobil Corp.†	1,815	158,468
Imperial Oil Ltd. (Canada)†	1,161	50,237
Marathon Petroleum Corp.†	1,307	129,824
Ovintiv, Inc.†	697	32,062
Pembina Pipeline Corp. (Canada)†	2,654	80,602
Pioneer Natural Resources Co.†	280	60,628
Suncor Energy, Inc. (Canada)†	1,073	30,205

		991,667

Food & Staples Retailing — 1.9%
Kroger Co. (The)†	757	33,119
Sysco Corp.†	76	5,374
Walgreens Boots Alliance, Inc.	71	2,229
Walmart, Inc.†	950	123,215

		163,937

Food, Beverage & Tobacco — 9.0%
Altria Group, Inc.†	1,366	55,159
Archer-Daniels-Midland Co.†	831	66,854
Bunge Ltd. (Bermuda)†	1,518	125,341
Campbell Soup Co.†	116	5,466
Coca-Cola Co. (The)†	1,955	109,519
General Mills, Inc.†	1,206	92,392
Hershey Co. (The)†	170	37,480
Kellogg Co.†	1,663	115,845
Kraft Heinz Co. (The)†	173	5,770
PepsiCo, Inc.†	28	4,571
Philip Morris International, Inc.†	246	20,420
Pilgrim’s Pride Corp.†*	2,411	55,501
Tyson Foods, Inc., Class A†	1,113	73,380

		767,698

Health Care Equipment & Services — 13.9%
Abbott Laboratories†	347	33,576
AmerisourceBergen Corp.†	737	99,738
Cardinal Health, Inc.†	738	49,210

The accompanying notes are an integral part of the financial statements.

51

GOTHAM HEDGED PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Cigna Corp.†	181	$50,222
CVS Health Corp.†	505	48,162
DaVita, Inc.*	629	52,062
DENTSPLY SIRONA, Inc.†	659	18,683
Elevance Health, Inc.†	104	47,241
Hologic, Inc.†*	113	7,291
Laboratory Corp. of America Holdings†	846	173,269
Lantheus Holdings, Inc.†*	1,557	109,504
McKesson Corp.†	779	264,759
Quest Diagnostics, Inc.†	1,463	179,495
UnitedHealth Group, Inc.†	104	52,524

		1,185,736

Household & Personal Products — 1.1%
Church & Dwight Co., Inc.	1	71
Colgate-Palmolive Co.†	194	13,629
Kimberly-Clark Corp.†	732	82,379
Procter & Gamble Co. (The)	9	1,136

		97,215

Materials — 5.8%
Barrick Gold Corp. (Canada)†	12,000	186,000
CF Industries Holdings, Inc.†	1,525	146,781
Dow, Inc.	20	879
International Paper Co.†	200	6,340
Newmont Corp.†	3,593	151,014
Nutrien Ltd. (Canada)†	98	8,171
Packaging Corp. of America	1	112

		499,297

Media & Entertainment — 20.9%
Activision Blizzard, Inc.†	5,959	442,992
Alphabet, Inc., Class A†*	2,597	248,403
Cable One, Inc.†	137	116,868
Charter Communications, Inc., Class A†*	768	232,973
Comcast Corp., Class A†	4,807	140,989
Electronic Arts, Inc.†	55	6,364
Match Group, Inc.†*	2,749	131,265
Meta Platforms, Inc., Class A†*	1,392	188,867
Netflix, Inc.†*	354	83,346
New York Times Co. (The), Class A†	3,689	106,059
News Corp., Class A†	1,567	23,677
Pinterest, Inc., Class A†*	113	2,633
Take-Two Interactive Software, Inc.†*	145	15,805

	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
TEGNA, Inc.†	2,558	$52,899
Warner Music Group Corp., Class A	9	209

		1,793,349

Pharmaceuticals, Biotechnology & Life Sciences — 22.5%
AbbVie, Inc.†	963	129,244
Amgen, Inc.†	314	70,776
Biogen, Inc.†*	309	82,503
Bristol-Myers Squibb Co.†	2,013	143,104
Danaher Corp.†	144	37,194
Exelixis, Inc.*	49	768
Gilead Sciences, Inc.†	2,506	154,595
Illumina, Inc.†*	31	5,915
Johnson & Johnson†	823	134,445
Merck & Co., Inc.†	2,335	201,090
Moderna, Inc.†*	3,157	373,315
Pfizer, Inc.†	4,292	187,818
QIAGEN N.V. (Netherlands)†*	2,929	120,909
Regeneron Pharmaceuticals, Inc.†*	12	8,267
Vertex Pharmaceuticals, Inc.†*	948	274,484

		1,924,427

Real Estate — 0.0%
Weyerhaeuser Co., REIT	125	3,570

Retailing — 11.9%
Amazon.com, Inc.†*	2,022	228,486
AutoZone, Inc.†*	59	126,374
Bath & Body Works, Inc.†	2,895	94,377
Best Buy Co., Inc.†	63	3,990
eBay, Inc.†	6,983	257,044
Home Depot, Inc. (The)†	217	59,879
Lowe’s Cos., Inc.†	321	60,287
Macy’s, Inc.†	396	6,205
Murphy USA, Inc.†	449	123,435
O’Reilly Automotive, Inc.†*	2	1,407
RH†*	3	738
Ross Stores, Inc.†	285	24,017
Target Corp.†	244	36,207

		1,022,446

Semiconductors & Semiconductor Equipment — 6.3%
Applied Materials, Inc.	283	23,186
Micron Technology, Inc.†	2,394	119,939
MKS Instruments, Inc.†	92	7,603
Qorvo, Inc.†*	2,826	224,413

The accompanying notes are an integral part of the financial statements.

52

GOTHAM HEDGED PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value

COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Skyworks Solutions, Inc.†	138	$11,767
Synaptics, Inc.†*	1,507	149,208

		536,116

Software & Services — 22.7%
Accenture PLC, Class A (Ireland)†	305	78,476
Adobe, Inc.†*	903	248,506
Akamai Technologies, Inc.†*	549	44,096
Amdocs Ltd. (Guernsey)†	1,327	105,430
Automatic Data Processing, Inc.†	11	2,488
CGI, Inc. (Canada)†*	360	27,086
Citrix Systems, Inc.(a)†	703	73,112
Concentrix Corp.	28	3,126
Dolby Laboratories, Inc., Class A†	929	60,524
International Business Machines Corp.†	164	19,485
Mastercard, Inc., Class A†	190	54,025
Microsoft Corp.†	1,482	345,158
NortonLifeLock, Inc.	22	443
Open Text Corp. (Canada)†	1,936	51,188
PayPal Holdings, Inc.†*	2,854	245,644
Roper Technologies, Inc.†	21	7,552
Salesforce, Inc.*	23	3,308
SS&C Technologies Holdings, Inc.†	4,076	194,629
VeriSign, Inc.*	528	91,714
Visa, Inc., Class A†	410	72,836
Zoom Video Communications, Inc., Class A†*	2,868	211,056

		1,939,882

Technology Hardware & Equipment — 9.3%
Apple, Inc.†	2,922	403,820
Cisco Systems, Inc.†	3,092	123,680
Dell Technologies, Inc., Class C†	2,377	81,222
F5, Inc.†*	235	34,012
NetApp, Inc.†	14	866
Seagate Technology Holdings PLC (Ireland)	13	692
Zebra Technologies Corp., Class A†*	578	151,442

		795,734

Telecommunication Services — 3.5%
AT&T, Inc.	141	2,163
BCE, Inc. (Canada)†	3,678	154,255

	Number of Shares	Value

COMMON STOCKS — (Continued)
Telecommunication Services — (Continued)
Rogers Communications, Inc., Class B (Canada)†	1,093	$42,124
Verizon Communications, Inc.†	2,685	101,950

		300,492

Transportation — 4.0%
Expeditors International of Washington, Inc.†	3,198	282,415
FedEx Corp.†	339	50,331
Southwest Airlines Co.†*	252	7,772
Union Pacific Corp.†	3	584
United Parcel Service, Inc., Class B	9	1,454
XPO Logistics, Inc.†*	9	401

		342,957

Utilities — 3.8%
DTE Energy Co.†	615	70,756
Exelon Corp.†	5,082	190,372
National Fuel Gas Co.†	37	2,277
NRG Energy, Inc.†	1,659	63,490

		326,895

TOTAL COMMON STOCKS (Cost $15,331,702)		14,855,062

TOTAL LONG POSITIONS - 173.5% (Cost $15,331,702)		14,855,062

SHORT POSITIONS — (75.1)%
COMMON STOCKS — (75.1)%
Automobiles & Components — (2.0)%
Aptiv PLC (Jersey)*	(703)	(54,982)
Lear Corp.	(907)	(108,559)
QuantumScape Corp.*	(1,045)	(8,788)

		(172,329)

Banks — (5.2)%
Comerica, Inc.	(890)	(63,279)
Commerce Bancshares, Inc.	(203)	(13,430)
Cullen/Frost Bankers, Inc.	(65)	(8,594)
Glacier Bancorp, Inc.	(731)	(35,914)
Home BancShares, Inc.	(138)	(3,106)
M&T Bank Corp.	(31)	(5,466)
Prosperity Bancshares, Inc.	(273)	(18,204)
Regions Financial Corp.	(3,553)	(71,309)
SouthState Corp.	(40)	(3,165)
Synovus Financial Corp.	(1,200)	(45,012)
United Bankshares, Inc.	(1,726)	(61,705)

The accompanying notes are an integral part of the financial statements.

53

GOTHAM HEDGED PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Banks — (Continued)
Wells Fargo & Co.	(392)	$(15,766)
Wintrust Financial Corp.	(605)	(49,338)
Zions Bancorp NA	(1,001)	(50,911)

		(445,199)

Capital Goods — (11.9)%
AGCO Corp.	(1,665)	(160,123)
Ballard Power Systems, Inc. (Canada)*	(41)	(251)
Bloom Energy Corp., Class A*	(1,204)	(24,068)
Boeing Co. (The)*	(916)	(110,909)
BWX Technologies, Inc.	(933)	(46,995)
ChargePoint Holdings, Inc.*	(37)	(546)
Chart Industries, Inc.*	(59)	(10,877)
Core & Main, Inc., Class A*	(1,035)	(23,536)
Curtiss-Wright Corp.	(114)	(15,864)
Hexcel Corp.	(454)	(23,481)
MasTec, Inc.*	(1,574)	(99,949)
MDU Resources Group, Inc.	(2,661)	(72,778)
Mercury Systems, Inc.*	(549)	(22,289)
Middleby Corp. (The)*	(8)	(1,025)
nVent Electric PLC (Ireland)	(749)	(23,676)
Oshkosh Corp.	(1,505)	(105,787)
Plug Power, Inc.*	(411)	(8,635)
Quanta Services, Inc.	(230)	(29,300)
Stanley Black & Decker, Inc.	(56)	(4,212)
Timken Co. (The)	(72)	(4,251)
TransDigm Group, Inc.	(25)	(13,121)
Virgin Galactic Holdings, Inc.*	(725)	(3,415)
WESCO International, Inc.*	(1,101)	(131,437)
WillScot Mobile Mini Holdings Corp.*	(1,176)	(47,428)
Woodward, Inc.	(461)	(37,000)

		(1,020,953)

Commercial & Professional Services — (1.6)%
Clean Harbors, Inc.*	(623)	(68,518)
Driven Brands Holdings, Inc.*	(1,196)	(33,464)
Dun & Bradstreet Holdings, Inc.	(1,775)	(21,992)
GFL Environmental, Inc. (Canada)	(610)	(15,427)

		(139,401)

Consumer Durables & Apparel — (3.8)%
BRP, Inc., sub-voting shares (Canada)	(5)	(308)
Brunswick Corp.	(773)	(50,593)
Mattel, Inc.*	(1,200)	(22,728)
Newell Brands, Inc.	(3,727)	(51,768)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Peloton Interactive, Inc., Class A*	(1,853)	$(12,841)
Polaris, Inc.	(1,524)	(145,771)
Skechers USA, Inc., Class A*	(1,196)	(37,937)

		(321,946)

Consumer Services — (3.6)%
ADT, Inc.	(5,889)	(44,109)
Aramark	(2,034)	(63,461)
Carnival Corp. (Panama)*	(3,935)	(27,663)
Churchill Downs, Inc.	(88)	(16,205)
Darden Restaurants, Inc.	(1)	(126)
DraftKings, Inc., Class A*	(621)	(9,402)
Las Vegas Sands Corp.*	(377)	(14,145)
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	(3,633)	(41,271)
Planet Fitness, Inc., Class A*	(870)	(50,164)
Royal Caribbean Cruises Ltd. (Liberia)*	(124)	(4,700)
Wynn Resorts Ltd.*	(520)	(32,775)

		(304,021)

Diversified Financials — (5.7)%
Ameriprise Financial, Inc.	(2)	(504)
Ares Management Corp., Class A	(600)	(37,170)
Blackstone, Inc.	(852)	(71,312)
Coinbase Global, Inc., Class A*	(184)	(11,866)
Credit Acceptance Corp.*	(76)	(33,288)
Discover Financial Services	(1,346)	(122,378)
Jefferies Financial Group, Inc.	(26)	(767)
LPL Financial Holdings, Inc.	(39)	(8,521)
Raymond James Financial, Inc.	(258)	(25,496)
Robinhood Markets, Inc., Class A*	(12,589)	(127,149)
SLM Corp.	(652)	(9,121)
Stifel Financial Corp.	(664)	(34,468)
Voya Financial, Inc.	(143)	(8,652)

		(490,692)

Energy — (2.9)%
Antero Midstream Corp.	(3,648)	(33,489)
Cameco Corp. (Canada)	(9)	(239)
Chesapeake Energy Corp.	(93)	(8,762)
Civitas Resources, Inc.	(129)	(7,403)
HF Sinclair Corp.	(1,773)	(95,458)
NOV, Inc.	(58)	(938)
PDC Energy, Inc.	(1,726)	(99,746)
SM Energy Co.	(27)	(1,015)

		(247,050)

The accompanying notes are an integral part of the financial statements.

54

GOTHAM HEDGED PLUS FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (1.0)%
Celsius Holdings, Inc.*	(23)	$(2,086)
Darling Ingredients, Inc.*	(1,324)	(87,582)

		(89,668)

Health Care Equipment & Services — (3.0)%
ABIOMED, Inc.*	(89)	(21,864)
agilon health, Inc.*	(79)	(1,850)
Boston Scientific Corp.*	(149)	(5,771)
Globus Medical, Inc., Class A*	(53)	(3,157)
HealthEquity, Inc.*	(1,154)	(77,514)
Insulet Corp.*	(313)	(71,802)
Nevro Corp.*	(82)	(3,821)
Novocure Ltd. (Jersey)*	(842)	(63,975)
Oak Street Health, Inc.*	(44)	(1,079)
Option Care Health, Inc.*	(10)	(315)
ResMed, Inc.	(8)	(1,747)

		(252,895)

Household & Personal Products — (0.1)%
Coty, Inc., Class A*	(1,348)	(8,519)

Insurance — (5.6)%
American Financial Group, Inc.	(9)	(1,106)
American International Group, Inc.	(555)	(26,351)
Everest Re Group Ltd. (Bermuda)	(111)	(29,131)
Globe Life, Inc.	(1)	(100)
Hartford Financial Services Group, Inc. (The)	(1,037)	(64,232)
Lincoln National Corp.	(1,997)	(87,688)
MetLife, Inc.	(1,066)	(64,792)
Old Republic International Corp.	(930)	(19,465)
Prudential Financial, Inc.	(721)	(61,847)
Reinsurance Group of America, Inc.	(688)	(86,557)
RLI Corp.	(20)	(2,048)
Selective Insurance Group, Inc.	(483)	(39,316)

		(482,633)

Materials — (3.3)%
Agnico Eagle Mines Ltd. (Canada)	(2,060)	(86,994)
Albemarle Corp.	(177)	(46,806)
Axalta Coating Systems Ltd. (Bermuda)*	(222)	(4,675)
Commercial Metals Co.	(18)	(639)
Element Solutions, Inc.	(711)	(11,568)
Graphic Packaging Holding Co.	(1,644)	(32,452)
Livent Corp.*	(298)	(9,134)
RPM International, Inc.	(231)	(19,244)
Silgan Holdings, Inc.	(567)	(23,837)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Sonoco Products Co.	(838)	$(47,540)
Vulcan Materials Co.	(17)	(2,681)

		(285,570)

Media & Entertainment — (0.0)%
Warner Bros Discovery, Inc.*	(165)	(1,897)

Pharmaceuticals, Biotechnology & Life Sciences — (11.7)%
10X Genomics, Inc., Class A*	(1,053)	(29,989)
ACADIA Pharmaceuticals, Inc.*	(1,221)	(19,976)
Adaptive Biotechnologies Corp.*	(118)	(840)
Agios Pharmaceuticals, Inc.*	(119)	(3,365)
Alkermes PLC (Ireland)*	(2,332)	(52,074)
Allakos, Inc.*	(785)	(4,804)
Allogene Therapeutics, Inc.*	(1,078)	(11,642)
Alnylam Pharmaceuticals, Inc.*	(517)	(103,483)
Amicus Therapeutics, Inc.*	(1,487)	(15,524)
Apellis Pharmaceuticals, Inc.*	(1,143)	(78,067)
Arrowhead Pharmaceuticals, Inc.*	(26)	(859)
BioMarin Pharmaceutical, Inc.*	(1,570)	(133,089)
Bluebird Bio, Inc.*	(235)	(1,488)
Blueprint Medicines Corp.*	(637)	(41,972)
Bridgebio Pharma, Inc.*	(1,325)	(13,170)
Catalent, Inc.*	(436)	(31,549)
Cerevel Therapeutics Holdings, Inc.*	(227)	(6,415)
Exact Sciences Corp.*	(1,566)	(50,879)
FibroGen, Inc.*	(834)	(10,850)
Halozyme Therapeutics, Inc.*	(468)	(18,505)
Intellia Therapeutics, Inc.*	(183)	(10,241)
Ionis Pharmaceuticals, Inc.*	(2,223)	(98,323)
Iovance Biotherapeutics, Inc.*	(613)	(5,872)
Karuna Therapeutics, Inc.*	(191)	(42,962)
Kodiak Sciences, Inc.*	(430)	(3,328)
Mirati Therapeutics, Inc.*	(162)	(11,314)
Natera, Inc.*	(438)	(19,193)
Nektar Therapeutics*	(1,198)	(3,834)
NeoGenomics, Inc.*	(412)	(3,547)
Neurocrine Biosciences, Inc.*	(50)	(5,310)
Perrigo Co. PLC (Ireland)	(10)	(357)
PTC Therapeutics, Inc.*	(509)	(25,552)
Reata Pharmaceuticals, Inc., Class A*	(135)	(3,393)
Sarepta Therapeutics, Inc.*	(618)	(68,314)
Seagen, Inc.*	(19)	(2,600)
SNDL, Inc. (Canada)*	(7,992)	(17,423)

The accompanying notes are an integral part of the financial statements.

55

GOTHAM HEDGED PLUS FUND

Portfolio of Investments (Concluded)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
TG Therapeutics, Inc.*	(179)	$(1,060)
Ultragenyx Pharmaceutical, Inc.*	(1,268)	(52,508)

		(1,003,671)

Real Estate — (0.4)%
Brixmor Property Group, Inc., REIT	(1,602)	(29,589)
Host Hotels & Resorts, Inc., REIT	(13)	(206)

		(29,795)

Retailing — (3.8)%
Advance Auto Parts, Inc.	(458)	(71,604)
AutoNation, Inc.*	(12)	(1,222)
CarMax, Inc.*	(772)	(50,967)
Carvana Co.*	(474)	(9,622)
Five Below, Inc.*	(128)	(17,622)
Floor & Decor Holdings, Inc., Class A*	(219)	(15,387)
Kohl’s Corp.	(331)	(8,325)
Lithia Motors, Inc.	(333)	(71,445)
Penske Automotive Group, Inc.	(31)	(3,051)
Petco Health & Wellness Co., Inc.*	(1,699)	(18,961)
Tractor Supply Co.	(236)	(43,868)
Vroom, Inc.*	(985)	(1,143)
Wayfair, Inc., Class A*	(292)	(9,504)

		(322,721)

Semiconductors & Semiconductor Equipment — (0.4)%
Entegris, Inc.	(71)	(5,894)
Marvell Technology, Inc.	(34)	(1,459)
Wolfspeed, Inc.*	(285)	(29,458)

		(36,811)

Software & Services — (3.3)%
Appfolio, Inc., Class A*	(275)	(28,798)
BlackBerry Ltd. (Canada)*	(18,550)	(87,185)
Block, Inc.*	(1,193)	(65,603)
Confluent, Inc., Class A*	(1,305)	(31,020)
Fortinet, Inc.*	(5)	(245)
Marqeta, Inc., Class A*	(1,739)	(12,382)
Nutanix, Inc., Class A*	(500)	(10,415)
Paycor HCM, Inc.*	(147)	(4,345)
Splunk, Inc.*	(51)	(3,835)
Tenable Holdings, Inc.*	(535)	(18,618)
Toast, Inc., Class A*	(819)	(13,694)
Unity Software, Inc.*	(188)	(5,990)

		(282,130)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (1.6)%
Ciena Corp.*	(127)	$(5,135)
National Instruments Corp.	(1,147)	(43,288)
Pure Storage, Inc., Class A*	(277)	(7,581)
TD SYNNEX Corp.	(755)	(61,298)
Ubiquiti, Inc.	(53)	(15,559)

		(132,861)

Telecommunication Services — (0.9)%
Frontier Communications Parent, Inc.*	(3,183)	(74,578)

Transportation — (0.7)%
Canadian Pacific Railway Ltd. (Canada)	(914)	(60,982)

Utilities — (2.6)%
Alliant Energy Corp.	(378)	(20,030)
American Water Works Co., Inc.	(46)	(5,987)
Avangrid, Inc.	(821)	(34,236)
Ormat Technologies, Inc.	(188)	(16,206)
Pinnacle West Capital Corp.	(935)	(60,317)
PPL Corp.	(9)	(228)
Vistra Corp.	(4,225)	(88,725)

		(225,729)

TOTAL COMMON STOCKS (Proceeds $8,456,355)		(6,432,051)

TOTAL SHORT POSITIONS - (75.1)% (Proceeds $8,456,355)		(6,432,051)

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.6%		141,208

NET ASSETS - 100.0%		$8,564,219

(a)	Security is fair valued by the Adviser in accordance with the policies established by the Board of Trustees.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.

PLC Public Limited Company

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

56

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — 85.7%
Automobiles & Components — 1.4%
BorgWarner, Inc.	114	$3,580
Ford Motor Co.(a)	14,308	160,250
Magna International, Inc. (Canada)	1,817	86,162
Thor Industries, Inc.	287	20,084

		270,076

Capital Goods — 7.4%
3M Co.(a)	2,404	265,642
A.O. Smith Corp.	142	6,898
Advanced Drainage Systems, Inc.(a)	1,103	137,180
Builders FirstSource, Inc.(a)*	4,583	270,030
Carlisle Cos., Inc.(a)	254	71,224
Crane Holdings Co.	204	17,858
Donaldson Co., Inc.	198	9,704
General Electric Co.(a)	1,515	93,794
Hexcel Corp.	263	13,602
Howmet Aerospace, Inc.	316	9,774
Mueller Industries, Inc.	128	7,608
Otis Worldwide Corp.	308	19,651
Pentair PLC (Ireland)	800	32,504
Trex Co., Inc.(a)*	3,297	144,870
UFP Industries, Inc.(a)	853	61,553
United Rentals, Inc.(a)*	522	141,003
Valmont Industries, Inc.	29	7,790
WW Grainger, Inc.	158	77,292

		1,387,977

Commercial & Professional Services — 0.6%
Dun & Bradstreet Holdings, Inc.	411	5,092
Tetra Tech, Inc.(a)	455	58,481
Thomson Reuters Corp. (Canada)	122	12,520
TriNet Group, Inc.*	18	1,282
Verisk Analytics, Inc.	157	26,773

		104,148

Consumer Durables & Apparel — 0.2%
Capri Holdings Ltd. (British Virgin Islands)*	165	6,343
Levi Strauss & Co., Class A	289	4,182
Tapestry, Inc.	801	22,772

		33,297

Consumer Services — 1.9%
Caesars Entertainment, Inc.*	219	7,065
Chipotle Mexican Grill, Inc.*	37	55,602
Domino’s Pizza, Inc.	72	22,334
Hyatt Hotels Corp., Class A*	49	3,967
McDonald’s Corp.(a)	436	100,603

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
MGM Resorts International(a)	5,246	$155,911
Terminix Global Holdings, Inc.*	103	3,944

		349,426

Energy — 8.0%
Antero Resources Corp.(a)*	1,920	58,618
Canadian Natural Resources Ltd. (Canada)	696	32,413
Cenovus Energy, Inc. (Canada)	13,252	203,683
Chevron Corp.(a)	2,205	316,792
Crescent Point Energy Corp. (Canada)	12,270	75,583
Devon Energy Corp.(a)	745	44,797
Enerplus Corp. (Canada)	858	12,158
Exxon Mobil Corp.(a)	3,463	302,355
Halliburton Co.	296	7,287
Helmerich & Payne, Inc.	58	2,144
Imperial Oil Ltd. (Canada)	2,135	92,381
Pembina Pipeline Corp. (Canada)	386	11,723
Pioneer Natural Resources Co.(a)	403	87,262
Range Resources Corp.(a)	3,017	76,209
Suncor Energy, Inc. (Canada)	4,852	136,584
TechnipFMC PLC (United Kingdom)*	3,930	33,248
Vermilion Energy, Inc. (Canada)	5	107

		1,493,344

Food & Staples Retailing — 0.6%
Casey’s General Stores, Inc.(a)	436	88,299
Sysco Corp.	211	14,920
US Foods Holding Corp.*	624	16,498

		119,717

Food, Beverage & Tobacco — 2.4%
Archer-Daniels-Midland Co.(a)	1,685	135,558
Boston Beer Co., Inc. (The), Class A(a)*	418	135,286
Coca-Cola Co. (The)(a)	2,065	115,681
Hormel Foods Corp.(a)	1,153	52,392
Philip Morris International, Inc.	76	6,309

		445,226

Health Care Equipment & Services — 5.7%
Align Technology, Inc.(a)*	847	175,422
Amedisys, Inc.*	14	1,355
Axonics, Inc.*	204	14,370
Cardinal Health, Inc.(a)	3,280	218,710
Centene Corp.(a)*	1,289	100,297
Cooper Cos., Inc. (The)(a)	656	173,118

The accompanying notes are an integral part of the financial statements.

57

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Edwards Lifesciences Corp.*	35	$2,892
Laboratory Corp. of America Holdings	12	2,458
Lantheus Holdings, Inc.(a)*	2,340	164,572
Shockwave Medical, Inc.(a)*	394	109,560
STAAR Surgical Co.(a)*	1,381	97,430
Veeva Systems, Inc., Class A(a)*	34	5,606

		1,065,790

Household & Personal Products — 0.1%
Coty, Inc., Class A*	1,539	9,726
Estee Lauder Cos., Inc. (The), Class A	74	15,977
Kimberly-Clark Corp.	9	1,013

		26,716

Materials — 15.0%
Air Products and Chemicals, Inc.(a)	673	156,627
Alcoa Corp.(a)	3,652	122,926
Amcor PLC (Jersey)	11,447	122,826
ATI, Inc.*	21	559
Avery Dennison Corp.	179	29,123
Avient Corp.	58	1,757
Barrick Gold Corp. (Canada)	19,003	294,547
CF Industries Holdings, Inc.(a)	3,101	298,471
Chemours Co. (The)	62	1,528
Cleveland-Cliffs, Inc.*	1,189	16,016
Corteva, Inc.(a)	543	31,033
Crown Holdings, Inc.(a)	609	49,347
Eastman Chemical Co.(a)	1,406	99,896
Franco-Nevada Corp. (Canada)	1,157	138,238
Ginkgo Bioworks Holdings, Inc.(a)*	11,090	34,601
Huntsman Corp.(a)	4,150	101,841
International Paper Co.(a)	2,900	91,930
Linde PLC (Ireland)	436	117,541
Mosaic Co. (The)(a)	4,485	216,760
MP Materials Corp.(a)*	1,877	51,242
Nucor Corp.(a)	1,441	154,173
Olin Corp.(a)	2,856	122,465
Packaging Corp. of America(a)	483	54,236
PPG Industries, Inc.(a)	524	58,002
Royal Gold, Inc.(a)	697	65,393
Steel Dynamics, Inc.	26	1,845
Teck Resources Ltd., Class B (Canada)	6,962	211,715
United States Steel Corp.(a)	8,709	157,807

		2,802,445

	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — 6.2%
Alphabet, Inc., Class A(a)*	3,105	$296,993
Bumble, Inc., Class A*	987	21,211
Cable One, Inc.(a)	128	109,190
Electronic Arts, Inc.(a)	750	86,783
Fox Corp., Class A(a)	4,284	131,433
Live Nation Entertainment, Inc.*	411	31,252
Madison Square Garden Sports Corp.(a)*	494	67,510
News Corp., Class A(a)	6,899	104,244
Walt Disney Co. (The)(a)*	3,363	317,232
Warner Music Group Corp., Class A	75	1,741

		1,167,589

Pharmaceuticals, Biotechnology & Life Sciences — 6.5%
AbCellera Biologics, Inc. (Canada)*	148	1,464
Apellis Pharmaceuticals, Inc.*	660	45,078
BioMarin Pharmaceutical, Inc.*	121	10,257
Bio-Techne Corp.	4	1,136
Blueprint Medicines Corp.*	190	12,519
Cytokinetics, Inc.*	35	1,696
Elanco Animal Health, Inc.(a)*	8,041	99,789
Exelixis, Inc.*	905	14,190
Global Blood Therapeutics, Inc.*	852	58,021
IQVIA Holdings, Inc.*	72	13,042
Jazz Pharmaceuticals PLC (Ireland)*	770	102,633
Karuna Therapeutics, Inc.*	67	15,070
Mettler-Toledo International, Inc.*	54	58,542
Moderna, Inc.(a)*	2,708	320,221
QIAGEN N.V. (Netherlands)*	203	8,380
Repligen Corp.*	14	2,620
Sarepta Therapeutics, Inc.(a)*	877	96,944
Viatris, Inc.(a)	20,309	173,033
Vir Biotechnology, Inc.*	107	2,063
West Pharmaceutical Services, Inc.(a)	731	179,885

		1,216,583

Retailing — 1.2%
Academy Sports & Outdoors, Inc.	189	7,972
Bath & Body Works, Inc.	71	2,315
Dillard’s, Inc., Class A	106	28,912
eBay, Inc.	228	8,393
LKQ Corp.(a)	875	41,256
Murphy USA, Inc.(a)	469	128,933
Williams-Sonoma, Inc.	112	13,199

		230,980

The accompanying notes are an integral part of the financial statements.

58

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — 8.5%
Amkor Technology, Inc.	2,054	$35,021
Broadcom, Inc.(a)	736	326,791
Cirrus Logic, Inc.(a)*	1,211	83,317
Enphase Energy, Inc.(a)*	398	110,433
GLOBALFOUNDRIES, Inc. (Cayman Islands)*	884	42,741
KLA Corp.	7	2,118
Lattice Semiconductor Corp.(a)*	1,719	84,592
Microchip Technology, Inc.(a)	1,314	80,193
MKS Instruments, Inc.	9	744
Monolithic Power Systems, Inc.(a)	529	192,239
Power Integrations, Inc.(a)	1,001	64,384
Qorvo, Inc.(a)*	1,875	148,894
Silicon Laboratories, Inc.(a)*	1,439	177,630
Synaptics, Inc.(a)*	1,581	156,535
Teradyne, Inc.	11	827
Universal Display Corp.(a)	912	86,047

		1,592,506

Software & Services — 11.8%
Accenture PLC, Class A (Ireland)	1,099	282,773
Adobe, Inc.(a)*	468	128,794
Akamai Technologies, Inc.(a)*	1,258	101,043
Amdocs Ltd. (Guernsey)	64	5,085
ANSYS, Inc.*	102	22,613
Autodesk, Inc.(a)*	1,153	215,380
Bentley Systems, Inc., Class B(a)	1,684	51,514
Bill.com Holdings, Inc.*	152	20,120
Broadridge Financial Solutions, Inc.	318	45,894
Cadence Design Systems, Inc.(a)*	568	92,828
Ceridian HCM Holding, Inc.(a)*	2,036	113,772
Concentrix Corp.	49	5,470
Datadog, Inc., Class A*	213	18,910
Descartes Systems Group, Inc. (The) (Canada)*	27	1,715
Dolby Laboratories, Inc., Class A(a)	1,092	71,144
Dropbox, Inc., Class A(a)*	4,389	90,940
Dynatrace, Inc.*	90	3,133
Euronet Worldwide, Inc.*	348	26,364
Global Payments, Inc.	410	44,301
Globant S.A. (Luxembourg)*	1	187
GoDaddy, Inc., Class A(a)*	185	13,113
HubSpot, Inc.*	18	4,862
Mastercard, Inc., Class A(a)	539	153,259
Maximus, Inc.	22	1,273
Microsoft Corp.(a)	236	54,964
NCR Corp.(a)*	1,993	37,887

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
New Relic, Inc.*	81	$4,648
Nutanix, Inc., Class A(a)*	2,784	57,991
Open Text Corp. (Canada)	657	17,371
Paycom Software, Inc.(a)*	324	106,917
Paycor HCM, Inc.*	10	296
Procore Technologies, Inc.*	107	5,294
Roper Technologies, Inc.(a)	144	51,788
Snowflake, Inc., Class A(a)*	1,045	177,608
Trade Desk, Inc. (The), Class A(a)*	584	34,894
Tyler Technologies, Inc.(a)*	265	92,087
VeriSign, Inc.(a)*	167	29,008
Visa, Inc., Class A	103	18,298
WEX, Inc.*	7	889
Workiva, Inc.*	10	778
Zscaler, Inc.*	79	12,985

		2,218,190

Technology Hardware & Equipment — 2.2%
Amphenol Corp., Class A(a)	1,878	125,751
Apple, Inc.	66	9,121
Avnet, Inc.	213	7,694
Cisco Systems, Inc.(a)	2,676	107,040
Coherent Corp.(a)*	1,496	52,136
F5, Inc.(a)*	149	21,565
Hewlett Packard Enterprise Co.	1,204	14,424
Jabil, Inc.	425	24,527
Lumentum Holdings, Inc.*	79	5,417
Pure Storage, Inc., Class A*	506	13,849
TE Connectivity Ltd. (Switzerland)	206	22,734
Trimble, Inc.*	9	488

		404,746

Transportation — 6.0%
CH Robinson Worldwide, Inc.	112	10,787
CSX Corp.	907	24,162
Expeditors International of Washington, Inc.(a)	1,624	143,415
FedEx Corp.(a)	1,603	237,997
Norfolk Southern Corp.	43	9,015
Old Dominion Freight Line, Inc.(a)	1,141	283,847
Saia, Inc.(a)*	607	115,330
Schneider National, Inc., Class B	795	16,139
Uber Technologies, Inc.(a)*	4,559	120,813
United Parcel Service, Inc., Class B(a)	1,002	161,863
XPO Logistics, Inc.*	34	1,514

		1,124,882

The accompanying notes are an integral part of the financial statements.

59

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — 0.0%
Brookfield Renewable Corp., Class A (Canada)	69	$2,255
Constellation Energy Corp.	12	998

		3,253

TOTAL COMMON STOCKS (Cost $17,733,302)		16,056,891

OTHER ASSETS IN EXCESS OF LIABILITIES - 14.3%		2,682,292

NET ASSETS - 100.0%		$18,739,183

(a)	Security position is either entirely or partially designated as collateral for total return swaps. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.

PLC Public Limited Company

The accompanying notes are an integral part of the financial statements.

60

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2022

Over-the-counter total return swaps outstanding as of September 30, 2022

The Fund maintains a portfolio of long and short positions and receives/pays a rebate based upon the Fed Funds 1-Day Rate less a specified spread as negotiated by the parties. The notional gain or loss, dividends payable and rebates are payable the earlier of maturity of the swaps or upon termination. The portfolio matures between September 13, 2023 and January 5, 2026, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The cash amounts payable/receivable due to individual contracts being closed are settled, on a net basis, once a week. The value of total return swaps represents (134.4)% of net assets as of September 30, 2022.

The following table represents the individual long and short positions and related values of total return swaps as of September 30, 2022:

Total Return Swaps

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Long
Automobiles & Components
BorgWarner, Inc.	Morgan Stanley	13	$414	$408	$9
Ford Motor Co.	Morgan Stanley	1,598	22,759	17,898	(3,912)
Magna International, Inc. (Canada)	Morgan Stanley	202	11,733	9,579	(1,691)
Thor Industries, Inc.	Morgan Stanley	32	2,287	2,239	39

		1,845	37,193	30,124	(5,555)

Capital Goods
3M Co.	Morgan Stanley	269	33,016	29,724	(2,036)
A.O. Smith Corp.	Morgan Stanley	16	790	777	17
Advanced Drainage Systems, Inc.	Morgan Stanley	125	17,522	15,546	(1,299)
Builders FirstSource, Inc.	Morgan Stanley	504	32,885	29,696	(1,938)
Carlisle Cos., Inc.	Morgan Stanley	26	7,832	7,291	(228)
Crane Holdings Co.	Morgan Stanley	27	2,683	2,364	(205)
Donaldson Co., Inc.	Morgan Stanley	21	1,079	1,029	(38)
General Electric Co.	Morgan Stanley	171	11,690	10,587	(645)
Hexcel Corp.	Morgan Stanley	44	2,520	2,276	(149)
Howmet Aerospace, Inc.	Morgan Stanley	40	1,358	1,237	(70)
Mueller Industries, Inc.	Morgan Stanley	12	751	713	(8)
Otis Worldwide Corp.	Morgan Stanley	34	2,256	2,169	(1)
Pentair PLC (Ireland)	Morgan Stanley	122	5,303	4,957	(145)
Trex Co., Inc.	Morgan Stanley	373	20,690	16,390	(3,513)
UFP Industries, Inc.	Morgan Stanley	107	8,647	7,721	(586)
United Rentals, Inc.	Morgan Stanley	61	19,270	16,477	(2,060)
Valmont Industries, Inc.	Morgan Stanley	2	553	537	6
WW Grainger, Inc.	Morgan Stanley	16	7,880	7,827	246

		1,970	176,725	157,318	(12,652)

Commercial & Professional Services
Dun & Bradstreet Holdings, Inc.	Morgan Stanley	34	522	421	(80)
Tetra Tech, Inc.	Morgan Stanley	49	6,863	6,298	(302)
Thomson Reuters Corp. (Canada)	Morgan Stanley	15	1,567	1,539	32
TriNet Group, Inc.	Morgan Stanley	2	152	142	(4)
Verisk Analytics, Inc.	Morgan Stanley	19	3,280	3,240	85

		119	12,384	11,640	(269)

Consumer Durables & Apparel
Capri Holdings Ltd. (British Virgin Islands)	Morgan Stanley	19	746	730	13

The accompanying notes are an integral part of the financial statements.

61

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Durables & Apparel — (continued)
Levi Strauss & Co., Class A	Morgan Stanley	30	$447	$434	$3
Tapestry, Inc.	Morgan Stanley	92	2,683	2,616	34

		141	3,876	3,780	50

Consumer Services
Caesars Entertainment, Inc.	Morgan Stanley	24	786	774	18
Chipotle Mexican Grill, Inc.	Morgan Stanley	4	6,130	6,011	114
Domino’s Pizza, Inc.	Morgan Stanley	8	2,710	2,482	(125)
Hyatt Hotels Corp., Class A	Morgan Stanley	5	452	405	(30)
McDonald’s Corp.	Morgan Stanley	33	8,336	7,614	(380)
MGM Resorts International.	Morgan Stanley	831	26,953	24,697	(1,228)
Terminix Global Holdings, Inc.	Morgan Stanley	12	452	459	25

		917	45,819	42,442	(1,606)

Energy
Antero Resources Corp.	Morgan Stanley	208	7,787	6,350	(1,141)
Canadian Natural Resources Ltd. (Canada)	Morgan Stanley	78	4,269	3,632	(387)
Cenovus Energy, Inc. (Canada)	Morgan Stanley	1,477	27,092	22,701	(3,260)
Chevron Corp.	Morgan Stanley	302	46,161	43,388	(620)
Crescent Point Energy Corp. (Canada)	Morgan Stanley	1,403	10,102	8,642	(1,019)
Devon Energy Corp.	Morgan Stanley	32	1,969	1,924	30
Enerplus Corp. (Canada)	Morgan Stanley	95	1,496	1,346	(91)
Exxon Mobil Corp.	Morgan Stanley	438	39,137	38,242	832
Halliburton Co.	Morgan Stanley	26	634	640	30
Helmerich & Payne, Inc.	Morgan Stanley	12	484	444	(20)
Imperial Oil Ltd. (Canada)	Morgan Stanley	225	10,211	9,736	(45)
Pembina Pipeline Corp. (Canada)	Morgan Stanley	54	1,985	1,640	(256)
Pioneer Natural Resources Co.	Morgan Stanley	47	10,925	10,177	(15)
Range Resources Corp.	Morgan Stanley	348	11,089	8,790	(1,851)
Suncor Energy, Inc. (Canada)	Morgan Stanley	542	17,136	15,257	(1,067)
TechnipFMC PLC (United Kingdom)	Morgan Stanley	437	3,661	3,697	175

		5,724	194,138	176,606	(8,705)

Food & Staples Retailing
Casey’s General Stores, Inc.	Morgan Stanley	58	12,238	11,746	(27)
Sysco Corp.	Morgan Stanley	30	2,458	2,121	(244)
US Foods Holding Corp.	Morgan Stanley	65	1,993	1,719	(199)

		153	16,689	15,586	(470)

Food, Beverage & Tobacco
Boston Beer Co., Inc. (The), Class A	Morgan Stanley	44	15,427	14,241	(600)
Coca-Cola Co. (The)	Morgan Stanley	277	16,882	15,518	(619)
Hormel Foods Corp.	Morgan Stanley	147	6,841	6,680	99
Philip Morris International, Inc.	Morgan Stanley	9	761	747	15

		477	39,911	37,186	(1,105)

Health Care Equipment & Services
Align Technology, Inc.	Morgan Stanley	46	10,273	9,527	(355)
Amedisys, Inc.	Morgan Stanley	2	200	194	1
Axonics, Inc.	Morgan Stanley	21	1,570	1,479	(31)
Cardinal Health, Inc.	Morgan Stanley	401	27,668	26,739	322
Centene Corp.	Morgan Stanley	142	11,540	11,049	(52)

The accompanying notes are an integral part of the financial statements.

62

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services — (continued)
Cooper Cos., Inc. (The)	Morgan Stanley	72	$21,053	$19,001	$(1,252)
Edwards Lifesciences Corp.	Morgan Stanley	4	333	331	10
Laboratory Corp. of America Holdings	Morgan Stanley	1	212	205	—
Lantheus Holdings, Inc.	Morgan Stanley	272	20,852	19,130	(929)
Shockwave Medical, Inc.	Morgan Stanley	43	12,097	11,957	252
STAAR Surgical Co.	Morgan Stanley	160	14,396	11,288	(2,561)
Veeva Systems, Inc., Class A	Morgan Stanley	23	4,394	3,792	(542)

		1,187	124,588	114,692	(5,137)

Household & Personal Products
Coty, Inc., Class A	Morgan Stanley	184	1,186	1,163	22
Estee Lauder Cos., Inc. (The), Class A	Morgan Stanley	8	1,753	1,727	41
Kimberly-Clark Corp.	Morgan Stanley	1	114	113	3

		193	3,053	3,003	66

Materials
Air Products and Chemicals, Inc.	Morgan Stanley	74	19,498	17,222	(1,415)
Alcoa Corp.	Morgan Stanley	425	16,678	14,305	(1,738)
Amcor PLC (Jersey)	Morgan Stanley	1,315	16,063	14,110	(1,232)
ATI, Inc.	Morgan Stanley	3	96	80	(12)
Avery Dennison Corp.	Morgan Stanley	19	3,234	3,091	(20)
Avient Corp.	Morgan Stanley	11	449	333	(96)
Barrick Gold Corp. (Canada)	Morgan Stanley	2,075	34,053	32,162	(406)
CF Industries Holdings, Inc.	Morgan Stanley	259	24,962	24,929	981
Chemours Co. (The)	Morgan Stanley	11	268	271	15
Cleveland-Cliffs, Inc.	Morgan Stanley	128	1,894	1,724	(98)
Crown Holdings, Inc.	Morgan Stanley	8	652	648	20
Eastman Chemical Co.	Morgan Stanley	158	13,731	11,226	(1,919)
Franco-Nevada Corp. (Canada)	Morgan Stanley	129	16,215	15,413	(155)
Ginkgo Bioworks Holdings, Inc.	Morgan Stanley	233	633	727	118
Huntsman Corp.	Morgan Stanley	472	13,353	11,583	(1,179)
International Paper Co.	Morgan Stanley	327	11,171	10,366	(380)
Linde PLC (Ireland)	Morgan Stanley	70	19,443	18,871	88
Mosaic Co. (The)	Morgan Stanley	624	32,080	30,158	(624)
MP Materials Corp.	Morgan Stanley	307	10,050	8,381	(1,287)
Nucor Corp.	Morgan Stanley	156	17,394	16,690	25
Olin Corp.	Morgan Stanley	315	14,613	13,507	(518)
Packaging Corp. of America	Morgan Stanley	54	6,305	6,064	54
PPG Industries, Inc.	Morgan Stanley	62	7,712	6,863	(537)
Royal Gold, Inc.	Morgan Stanley	101	10,202	9,476	(541)
Steel Dynamics, Inc.	Morgan Stanley	4	296	284	—
Teck Resources Ltd., Class B (Canada)	Morgan Stanley	794	26,161	24,146	(948)
United States Steel Corp.	Morgan Stanley	996	19,715	18,048	(918)

		9,130	336,921	310,678	(12,722)

Media & Entertainment
Alphabet, Inc., Class A	Morgan Stanley	342	36,472	32,712	(2,372)
Cable One, Inc.	Morgan Stanley	10	12,479	8,531	(3,456)
Fox Corp., Class A	Morgan Stanley	467	15,905	14,328	(918)
Live Nation Entertainment, Inc.	Morgan Stanley	45	3,730	3,422	(167)
Madison Square Garden Sports Corp.	Morgan Stanley	53	8,511	7,243	(945)

The accompanying notes are an integral part of the financial statements.

63

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Media & Entertainment — (continued)
News Corp., Class A	Morgan Stanley	794	$13,455	$11,997	$(894)
Walt Disney Co. (The)	Morgan Stanley	369	41,476	34,808	(5,090)
Warner Music Group Corp., Class A	Morgan Stanley	7	166	162	2

		2,087	132,194	113,203	(13,840)

Pharmaceuticals, Biotechnology & Life Sciences
AbCellera Biologics, Inc. (Canada)	Morgan Stanley	14	193	138	(47)
Apellis Pharmaceuticals, Inc.	Morgan Stanley	71	4,632	4,849	393
BioMarin Pharmaceutical, Inc.	Morgan Stanley	13	1,111	1,102	33
Blueprint Medicines Corp.	Morgan Stanley	23	1,620	1,515	(43)
Cytokinetics, Inc.	Morgan Stanley	2	100	97	—
Elanco Animal Health, Inc.	Morgan Stanley	882	14,960	10,946	(3,445)
Exelixis, Inc.	Morgan Stanley	94	1,516	1,474	15
Global Blood Therapeutics, Inc.	Morgan Stanley	95	6,449	6,470	265
IQVIA Holdings, Inc.	Morgan Stanley	8	1,628	1,449	(118)
Jazz Pharmaceuticals PLC (Ireland)	Morgan Stanley	86	12,835	11,463	(884)
Karuna Therapeutics, Inc.	Morgan Stanley	9	2,198	2,024	(91)
Mettler-Toledo International, Inc.	Morgan Stanley	6	6,763	6,505	(1)
Moderna, Inc.	Morgan Stanley	299	39,451	35,357	(2,593)
QIAGEN NV (Netherlands)	Morgan Stanley	17	708	702	21
Repligen Corp.	Morgan Stanley	1	188	187	6
Sarepta Therapeutics, Inc.	Morgan Stanley	96	10,572	10,612	442
Viatris, Inc.	Morgan Stanley	2,302	23,585	19,613	(2,911)
Vir Biotechnology, Inc.	Morgan Stanley	11	320	212	(96)
West Pharmaceutical Services, Inc.	Morgan Stanley	80	22,835	19,686	(2,280)

		4,109	151,664	134,401	(11,334)

Retailing
Academy Sports & Outdoors, Inc.	Morgan Stanley	21	899	886	20
Bath & Body Works, Inc.	Morgan Stanley	8	265	261	5
Dillard’s, Inc., Class A	Morgan Stanley	13	3,759	3,546	(68)
eBay, Inc.	Morgan Stanley	28	1,056	1,031	15
LKQ Corp.	Morgan Stanley	101	5,369	4,762	(393)
Murphy USA, Inc.	Morgan Stanley	40	9,352	10,996	2,122
Williams-Sonoma, Inc.	Morgan Stanley	12	1,451	1,414	18

		223	22,151	22,896	1,719

Semiconductors & Semiconductor Equipment
Amkor Technology, Inc.	Morgan Stanley	223	4,247	3,802	(281)
Broadcom, Inc.	Morgan Stanley	59	29,354	26,197	(1,827)
Cirrus Logic, Inc.	Morgan Stanley	138	11,056	9,494	(1,142)
Enphase Energy, Inc.	Morgan Stanley	45	12,610	12,486	356
GLOBALFOUNDRIES, Inc. (Cayman Islands)	Morgan Stanley	113	6,025	5,464	(333)
KLA Corp.	Morgan Stanley	1	311	303	3
Lattice Semiconductor Corp.	Morgan Stanley	193	10,076	9,498	(243)
Microchip Technology, Inc.	Morgan Stanley	255	17,024	15,563	(794)
MKS Instruments, Inc.	Morgan Stanley	1	83	83	2
Monolithic Power Systems, Inc.	Morgan Stanley	62	28,620	22,531	(4,956)
Power Integrations, Inc.	Morgan Stanley	111	8,029	7,140	(571)
Qorvo, Inc.	Morgan Stanley	205	18,406	16,279	(1,427)
Silicon Laboratories, Inc.	Morgan Stanley	151	19,900	18,639	(504)

The accompanying notes are an integral part of the financial statements.

64

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Semiconductors & Semiconductor Equipment — (continued)
Synaptics, Inc.	Morgan Stanley	194	$23,794	$19,208	$(3,681)
Teradyne, Inc.	Morgan Stanley	2	152	150	3
Universal Display Corp.	Morgan Stanley	102	10,514	9,624	(474)

		1,855	200,201	176,461	(15,869)

Software & Services
Accenture PLC, Class A (Ireland)	Morgan Stanley	122	32,604	31,391	27
Adobe, Inc.	Morgan Stanley	51	15,872	14,035	(1,233)
Akamai Technologies, Inc.	Morgan Stanley	144	13,088	11,566	(1,024)
Autodesk, Inc.	Morgan Stanley	127	26,009	23,724	(1,296)
Bentley Systems, Inc., Class B	Morgan Stanley	103	3,403	3,151	(123)
Bill.com Holdings, Inc.	Morgan Stanley	17	2,775	2,250	(419)
Broadridge Financial Solutions, Inc.	Morgan Stanley	35	5,536	5,051	(264)
Ceridian HCM Holding, Inc.	Morgan Stanley	129	7,620	7,209	(122)
Concentrix Corp.	Morgan Stanley	9	1,006	1,005	37
Datadog, Inc., Class A	Morgan Stanley	23	2,695	2,042	(550)
Descartes Systems Group, Inc. (The) (Canada)	Morgan Stanley	4	269	254	(5)
Dolby Laboratories, Inc., Class A	Morgan Stanley	127	9,227	8,274	(598)
Dropbox, Inc., Class A	Morgan Stanley	504	11,538	10,443	(657)
Dynatrace, Inc.	Morgan Stanley	10	329	348	31
Euronet Worldwide, Inc.	Morgan Stanley	44	4,049	3,333	(562)
Global Payments, Inc.	Morgan Stanley	46	5,028	4,970	134
HubSpot, Inc.	Morgan Stanley	3	996	810	(148)
Mastercard, Inc., Class A	Morgan Stanley	59	17,980	16,776	(520)
Maximus, Inc.	Morgan Stanley	18	1,136	1,042	(62)
Microsoft Corp.	Morgan Stanley	85	21,913	19,796	(1,283)
NCR Corp.	Morgan Stanley	212	7,096	4,030	(2,796)
New Relic, Inc.	Morgan Stanley	9	616	516	(76)
Nutanix, Inc., Class A	Morgan Stanley	312	6,938	6,499	(175)
Open Text Corp. (Canada)	Morgan Stanley	75	2,249	1,983	(178)
Paycom Software, Inc.	Morgan Stanley	35	12,324	11,550	(306)
Paycor HCM, Inc.	Morgan Stanley	4	124	118	(1)
Procore Technologies, Inc.	Morgan Stanley	14	873	693	(148)
Roper Technologies, Inc.	Morgan Stanley	32	12,200	11,508	(219)
Snowflake, Inc., Class A	Morgan Stanley	114	21,159	19,375	(979)
Trade Desk, Inc. (The), Class A	Morgan Stanley	226	13,811	13,503	167
Tyler Technologies, Inc.	Morgan Stanley	27	10,021	9,382	(257)
VeriSign, Inc.	Morgan Stanley	46	8,193	7,990	77
Visa, Inc., Class A	Morgan Stanley	11	1,958	1,954	70
Zscaler, Inc.	Morgan Stanley	9	1,712	1,479	(168)

		2,786	282,347	258,050	(13,626)

Technology Hardware & Equipment
Amphenol Corp., Class A	Morgan Stanley	213	16,095	14,262	(1,181)
Apple, Inc.	Morgan Stanley	7	991	967	14
Cisco Systems, Inc.	Morgan Stanley	299	12,534	11,960	(98)
Coherent Corp.	Morgan Stanley	161	6,851	5,611	(980)
F5, Inc.	Morgan Stanley	19	2,782	2,750	67
Hewlett Packard Enterprise Co.	Morgan Stanley	224	2,996	2,684	(229)
Jabil, Inc.	Morgan Stanley	46	2,722	2,655	36
Lumentum Holdings, Inc.	Morgan Stanley	7	490	480	8

The accompanying notes are an integral part of the financial statements.

65

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Technology Hardware & Equipment — (continued)
Pure Storage, Inc., Class A	Morgan Stanley	138	$3,591	$3,777	$328
TE Connectivity Ltd. (Switzerland)	Morgan Stanley	21	2,373	2,318	34

		1,135	51,425	47,464	(2,001)

Transportation
CH Robinson Worldwide, Inc.	Morgan Stanley	12	1,221	1,156	(19)
CSX Corp.	Morgan Stanley	102	2,766	2,717	56
Expeditors International of Washington, Inc.	Morgan Stanley	143	13,824	12,628	(670)
FedEx Corp.	Morgan Stanley	193	34,723	28,655	(4,734)
Norfolk Southern Corp.	Morgan Stanley	8	1,705	1,677	36
Old Dominion Freight Line, Inc.	Morgan Stanley	129	35,387	32,091	(1,928)
Saia, Inc.	Morgan Stanley	84	16,369	15,960	173
Schneider National, Inc., Class B	Morgan Stanley	107	2,336	2,172	(74)
Uber Technologies, Inc.	Morgan Stanley	503	16,027	13,329	(2,088)
United Parcel Service, Inc., Class B	Morgan Stanley	109	18,667	17,608	(349)
XPO Logistics, Inc.	Morgan Stanley	5	227	223	4

		1,395	143,252	128,216	(9,593)

Utilities
Brookfield Renewable Corp., Class A (Canada)	Morgan Stanley	17	674	556	(91)
Constellation Energy Corp.	Morgan Stanley	1	76	83	9

		18	750	639	(82)

Total Reference Entity — Long			1,975,281	1,784,385	(112,731)

Short
Automobiles & Components
Harley-Davidson, Inc.	Morgan Stanley	(1,663)	(64,001)	(58,005)	5,725
Lear Corp.	Morgan Stanley	(69)	(10,700)	(8,259)	7,205
QuantumScape Corp.	Morgan Stanley	(2,217)	(23,068)	(18,645)	4,419

		(3,949)	(97,769)	(84,909)	17,349

Capital Goods
Acuity Brands, Inc.	Morgan Stanley	(12)	(2,155)	(1,890)	1,213
Aerojet Rocketdyne Holdings, Inc.	Morgan Stanley	(2,095)	(91,069)	(83,779)	7,274
Allison Transmission Holdings, Inc.	Morgan Stanley	(445)	(15,250)	(15,023)	224
API Group Corp.	Morgan Stanley	(2,998)	(50,251)	(39,783)	10,459
Armstrong World Industries, Inc.	Morgan Stanley	(5)	(400)	(396)	3
Atkore, Inc.	Morgan Stanley	(55)	(4,350)	(4,280)	69
Beacon Roofing Supply, Inc.	Morgan Stanley	(2,664)	(154,505)	(145,774)	8,704
CAE, Inc. (Canada)	Morgan Stanley	(1,520)	(28,100)	(23,302)	4,793
Caterpillar, Inc.	Morgan Stanley	(1,363)	(261,746)	(223,641)	38,058
Core & Main, Inc., Class A	Morgan Stanley	(1,208)	(27,422)	(27,470)	(53)
Curtiss-Wright Corp.	Morgan Stanley	(599)	(87,067)	(83,357)	3,588
EMCOR Group, Inc.	Morgan Stanley	(592)	(69,947)	(68,364)	1,570
Evoqua Water Technologies Corp.	Morgan Stanley	(2,945)	(104,659)	(97,391)	7,249
Fortune Brands Home & Security, Inc.	Morgan Stanley	(2,827)	(191,881)	(151,782)	38,965
Herc Holdings, Inc.	Morgan Stanley	(340)	(51,793)	(35,319)	16,024
IDEX Corp.	Morgan Stanley	(232)	(46,991)	(46,365)	617
Ingersoll Rand, Inc.	Morgan Stanley	(1,444)	(75,122)	(62,467)	15,628
Lennox International, Inc.	Morgan Stanley	(886)	(206,425)	(197,286)	8,247

The accompanying notes are an integral part of the financial statements.

66

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
MasTec, Inc.	Morgan Stanley	(2,646)	$(214,668)	$(168,021)	$46,609
Middleby Corp. (The)	Morgan Stanley	(1,435)	(200,367)	(183,924)	16,408
Oshkosh Corp.	Morgan Stanley	(2,552)	(209,610)	(179,380)	29,953
Parsons Corp.	Morgan Stanley	(1,756)	(72,894)	(68,835)	4,045
Plug Power, Inc.	Morgan Stanley	(705)	(15,167)	(14,812)	352
Quanta Services, Inc.	Morgan Stanley	(3,251)	(441,648)	(414,145)	27,130
Regal Rexnord Corp.	Morgan Stanley	(153)	(24,539)	(21,475)	3,101
Sensata Technologies Holding PLC (United Kingdom)	Morgan Stanley	(48)	(1,972)	(1,789)	445
Simpson Manufacturing Co., Inc.	Morgan Stanley	(464)	(46,886)	(36,378)	10,500
SiteOne Landscape Supply, Inc.	Morgan Stanley	(1,200)	(152,170)	(124,968)	27,175
Stanley Black & Decker, Inc.	Morgan Stanley	(7,106)	(752,739)	(534,442)	212,154
Sunrun, Inc.	Morgan Stanley	(57)	(1,617)	(1,573)	44
Timken Co. (The)	Morgan Stanley	(773)	(50,537)	(45,638)	4,800
Toro Co. (The)	Morgan Stanley	(1,944)	(166,022)	(168,117)	(2,629)
Univar Solutions, Inc.	Morgan Stanley	(3,767)	(102,535)	(85,662)	16,855
Vertiv Holdings Co.	Morgan Stanley	(12,053)	(144,636)	(117,155)	27,456
WESCO International, Inc.	Morgan Stanley	(2,402)	(310,380)	(286,751)	23,575
WillScot Mobile Mini Holdings Corp.	Morgan Stanley	(3,872)	(139,625)	(156,158)	(16,557)
Xylem, Inc.	Morgan Stanley	(4)	(385)	(349)	970

		(68,418)	(4,517,530)	(3,917,241)	595,018

Commercial & Professional Services
Alight, Inc., Class A	Morgan Stanley	(9,685)	(77,137)	(70,991)	6,132
Booz Allen Hamilton Holding Corp.	Morgan Stanley	(41)	(3,812)	(3,786)	25
FTI Consulting, Inc.	Morgan Stanley	(1,177)	(196,129)	(195,041)	1,054
GFL Environmental, Inc. (Canada)	Morgan Stanley	(447)	(13,085)	(11,305)	1,778
Jacobs Solutions, Inc.	Morgan Stanley	(928)	(119,689)	(100,679)	18,856
Leidos Holdings, Inc.	Morgan Stanley	(13)	(1,154)	(1,137)	16
ManpowerGroup, Inc.	Morgan Stanley	(182)	(14,623)	(11,774)	3,957
MSA Safety, Inc.	Morgan Stanley	(7)	(900)	(765)	275
Nielsen Holdings PLC (United Kingdom)	Morgan Stanley	(2,317)	(64,443)	(64,227)	204
Republic Services, Inc.	Morgan Stanley	(2,818)	(406,736)	(383,361)	21,911
Stantec, Inc. (Canada)	Morgan Stanley	(325)	(15,255)	(14,245)	952
Stericycle, Inc.	Morgan Stanley	(66)	(3,889)	(2,779)	3,505

		(18,006)	(916,852)	(860,090)	58,665

Consumer Durables & Apparel
Acushnet Holdings Corp.	Morgan Stanley	(33)	(1,527)	(1,435)	91
BRP,Inc. (Canada)	Morgan Stanley	(345)	(23,775)	(21,238)	2,430
Brunswick Corp.	Morgan Stanley	(3,133)	(241,953)	(205,055)	35,352
Columbia Sportswear Co.	Morgan Stanley	(90)	(6,595)	(6,057)	511
Crocs, Inc.	Morgan Stanley	(423)	(31,325)	(29,043)	2,276
Hanesbrands, Inc.	Morgan Stanley	(756)	(8,452)	(5,262)	3,075
Helen of Troy Ltd. (Bermuda)	Morgan Stanley	(97)	(14,546)	(9,355)	5,188
Lululemon Athletica, Inc.	Morgan Stanley	(10)	(3,246)	(2,796)	449
Mattel, Inc.	Morgan Stanley	(8,210)	(185,437)	(155,497)	29,907
Mohawk Industries, Inc.	Morgan Stanley	(1,307)	(156,733)	(119,185)	37,520
Newell Brands, Inc.	Morgan Stanley	(6,993)	(143,063)	(97,133)	44,703
Polaris, Inc.	Morgan Stanley	(2,352)	(249,872)	(224,969)	23,067
PVH Corp.	Morgan Stanley	(151)	(8,401)	(6,765)	1,632
Ralph Lauren Corp.	Morgan Stanley	(48)	(4,562)	(4,077)	449

The accompanying notes are an integral part of the financial statements.

67

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Durables & Apparel — (continued)
Skechers USA, Inc., Class A	Morgan Stanley	(397)	$(17,152)	$(12,593)	$4,556
Tempur Sealy International, Inc.	Morgan Stanley	(6,977)	(189,599)	(168,425)	21,025
Topgolf Callaway Brands Corp.	Morgan Stanley	(5,579)	(121,797)	(107,452)	14,324
VF Corp.	Morgan Stanley	(940)	(34,891)	(28,115)	6,599
YETI Holdings, Inc.	Morgan Stanley	(300)	(14,173)	(8,556)	5,614

		(38,141)	(1,457,099)	(1,213,008)	238,768

Consumer Services
Aramark	Morgan Stanley	(3,280)	(119,100)	(102,336)	16,641
Churchill Downs, Inc.	Morgan Stanley	(201)	(42,504)	(37,014)	5,918
Darden Restaurants, Inc.	Morgan Stanley	(551)	(71,097)	(69,602)	1,482
Mister Car Wash, Inc.	Morgan Stanley	(687)	(10,045)	(5,894)	4,148
Penn Entertainment, Inc.	Morgan Stanley	(3,050)	(99,310)	(83,906)	15,387
Starbucks Corp.	Morgan Stanley	(547)	(48,413)	(46,090)	2,314
Texas Roadhouse, Inc.	Morgan Stanley	(74)	(6,574)	(6,457)	115
Travel + Leisure Co.	Morgan Stanley	(149)	(6,793)	(5,084)	1,648
Wendy’s Co. (The)	Morgan Stanley	(4,071)	(84,572)	(76,087)	7,867
Wynn Resorts Ltd.	Morgan Stanley	(1,403)	(89,532)	(88,431)	1,085

		(14,013)	(577,940)	(520,901)	56,605

Energy
Antero Midstream Corp.	Morgan Stanley	(4,506)	(45,565)	(41,365)	4,192
Chesapeake Energy Corp.	Morgan Stanley	(206)	(20,396)	(19,407)	962
Civitas Resources, Inc.	Morgan Stanley	(446)	(27,156)	(25,596)	1,349
Coterra Energy, Inc.	Morgan Stanley	(3,895)	(114,033)	(101,737)	11,777
DT Midstream, Inc.	Morgan Stanley	(352)	(19,715)	(18,265)	1,361
Enbridge, Inc. (Canada)	Morgan Stanley	(7,952)	(337,838)	(295,019)	40,785
HF Sinclair Corp.	Morgan Stanley	(86)	(4,474)	(4,630)	(301)
Marathon Petroleum Corp.	Morgan Stanley	(192)	(18,815)	(19,071)	(260)
PDC Energy, Inc.	Morgan Stanley	(6,071)	(379,255)	(350,843)	26,658
Schlumberger NV (Curacao)	Morgan Stanley	(1,678)	(63,329)	(60,240)	2,845
Targa Resources Corp.	Morgan Stanley	(3,851)	(268,010)	(232,369)	35,593
TC Energy Corp. (Canada)	Morgan Stanley	(4,421)	(223,262)	(178,122)	52,100
Williams Cos., Inc. (The)	Morgan Stanley	(12,269)	(413,545)	(351,261)	57,537

		(45,925)	(1,935,393)	(1,697,925)	234,598

Food & Staples Retailing
BJ’s Wholesale Club Holdings, Inc.	Morgan Stanley	(5,654)	(395,255)	(411,668)	(16,482)
Performance Food Group Co.	Morgan Stanley	(1,217)	(61,344)	(52,270)	9,063
Walmart, Inc.	Morgan Stanley	(20)	(2,692)	(2,594)	97

		(6,891)	(459,291)	(466,532)	(7,322)

Food, Beverage & Tobacco
Brown-Forman Corp., Class B	Morgan Stanley	(341)	(24,190)	(22,700)	1,478
Campbell Soup Co.	Morgan Stanley	(720)	(34,651)	(33,926)	719
Conagra Brands, Inc.	Morgan Stanley	(6,539)	(223,402)	(213,368)	9,995
Constellation Brands, Inc., Class A	Morgan Stanley	(1,393)	(339,407)	(319,944)	18,832
Darling Ingredients, Inc.	Morgan Stanley	(4,335)	(326,902)	(286,760)	40,084
Flowers Foods, Inc.	Morgan Stanley	(20)	(508)	(494)	38
Hershey Co. (The)	Morgan Stanley	(181)	(40,437)	(39,905)	525
Hostess Brands, Inc.	Morgan Stanley	(888)	(21,164)	(20,637)	523
J M Smucker Co. (The)	Morgan Stanley	(2,396)	(337,003)	(329,234)	7,709

The accompanying notes are an integral part of the financial statements.

68

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Food, Beverage & Tobacco — (continued)
Kellogg Co.	Morgan Stanley	(20)	$(1,459)	$(1,393)	$65
Kraft Heinz Co. (The)	Morgan Stanley	(1,353)	(45,761)	(45,123)	630
Molson Coors Beverage Co., Class B	Morgan Stanley	(1,463)	(76,503)	(70,209)	6,066
Monster Beverage Corp.	Morgan Stanley	(6,511)	(589,814)	(566,197)	23,514
Tyson Foods, Inc., Class A	Morgan Stanley	(2,527)	(200,533)	(166,605)	32,869

		(28,687)	(2,261,734)	(2,116,495)	143,047

Health Care Equipment & Services
1Life Healthcare, Inc.	Morgan Stanley	(746)	(12,786)	(12,794)	(11)
Acadia Healthcare Co., Inc.	Morgan Stanley	(40)	(3,207)	(3,127)	78
agilon health, Inc.	Morgan Stanley	(789)	(17,153)	(18,478)	(1,995)
Baxter International, Inc.	Morgan Stanley	(1,177)	(65,854)	(63,393)	2,449
Boston Scientific Corp.	Morgan Stanley	(3,039)	(127,792)	(117,700)	10,069
Change Healthcare, Inc.	Morgan Stanley	(9,611)	(243,922)	(264,206)	(20,328)
DaVita, Inc.	Morgan Stanley	(35)	(3,227)	(2,897)	329
Doximity, Inc., Class A	Morgan Stanley	(72)	(2,268)	(2,176)	92
Elevance Health, Inc.	Morgan Stanley	(240)	(114,840)	(109,018)	5,659
Globus Medical, Inc., Class A	Morgan Stanley	(103)	(6,262)	(6,136)	125
Haemonetics Corp.	Morgan Stanley	(248)	(18,811)	(18,359)	448
HealthEquity, Inc.	Morgan Stanley	(2,556)	(178,822)	(171,687)	7,104
Humana, Inc.	Morgan Stanley	(243)	(119,586)	(117,901)	1,527
ICU Medical, Inc.	Morgan Stanley	(887)	(152,596)	(133,582)	18,987
IDEXX Laboratories, Inc.	Morgan Stanley	(16)	(6,465)	(5,213)	1,250
Inari Medical, Inc.	Morgan Stanley	(382)	(27,663)	(27,748)	(91)
Masimo Corp.	Morgan Stanley	(2,648)	(399,569)	(373,792)	25,707
Medtronic PLC (Ireland)	Morgan Stanley	(5,486)	(490,384)	(442,995)	43,573
Omnicell, Inc.	Morgan Stanley	(2,044)	(218,638)	(177,889)	40,710
Quest Diagnostics, Inc.	Morgan Stanley	(242)	(30,001)	(29,691)	305
QuidelOrtho Corp.	Morgan Stanley	(3,608)	(300,757)	(257,900)	42,804
ResMed, Inc.	Morgan Stanley	(1,318)	(295,407)	(287,719)	7,420
Select Medical Holdings Corp.	Morgan Stanley	(280)	(7,794)	(6,188)	1,569
Stryker Corp.	Morgan Stanley	(963)	(215,848)	(195,046)	20,094
Tandem Diabetes Care, Inc.	Morgan Stanley	(546)	(31,967)	(26,126)	5,835
Tenet Healthcare Corp.	Morgan Stanley	(40)	(2,225)	(2,063)	161

		(37,359)	(3,093,844)	(2,873,824)	213,870

Household & Personal Products
Clorox Co. (The)	Morgan Stanley	(745)	(106,908)	(95,651)	11,707

Materials
Agnico Eagle Mines Ltd. (Canada)	Morgan Stanley	(1,709)	(101,993)	(72,171)	28,871
Albemarle Corp.	Morgan Stanley	(1,459)	(389,213)	(385,818)	2,767
Ashland, Inc.	Morgan Stanley	(473)	(48,831)	(44,921)	3,791
Balchem Corp.	Morgan Stanley	(576)	(75,416)	(70,030)	5,372
Cabot Corp.	Morgan Stanley	(1,497)	(107,805)	(95,643)	11,935
Commercial Metals Co.	Morgan Stanley	(2,055)	(77,785)	(72,911)	4,748
Ecolab, Inc.	Morgan Stanley	(363)	(62,820)	(52,424)	17,562
FMC Corp.	Morgan Stanley	(290)	(30,766)	(30,653)	43
Pan American Silver Corp. (Canada)	Morgan Stanley	(644)	(10,334)	(10,227)	105
RPM International, Inc.	Morgan Stanley	(592)	(54,643)	(49,320)	5,424
Scotts Miracle-Gro Co. (The)	Morgan Stanley	(1,015)	(115,252)	(43,391)	70,588
Sherwin-Williams Co. (The)	Morgan Stanley	(1,376)	(330,124)	(281,736)	47,881

The accompanying notes are an integral part of the financial statements.

69

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Materials — (continued)
Sonoco Products Co.	Morgan Stanley	(850)	$(52,139)	$(48,221)	$3,211
Southern Copper Corp.	Morgan Stanley	(1,631)	(78,213)	(73,134)	4,959
Yamana Gold, Inc. (Canada)	Morgan Stanley	(1,017)	(4,650)	(4,607)	42

		(15,547)	(1,539,984)	(1,335,207)	207,299

Media & Entertainment
Cargurus, Inc.	Morgan Stanley	(923)	(39,210)	(13,079)	26,124
DISH Network Corp., Class A	Morgan Stanley	(18,377)	(354,231)	(254,154)	100,015
IAC, Inc.	Morgan Stanley	(2,868)	(204,081)	(158,830)	45,215
ROBLOX Corp., Class A	Morgan Stanley	(8,731)	(327,483)	(312,919)	14,506
Roku, Inc.	Morgan Stanley	(3,506)	(255,625)	(197,738)	57,842
Shaw Communications, Inc., Class B (Canada)	Morgan Stanley	(781)	(20,674)	(18,994)	1,576
Sirius XM Holdings, Inc.	Morgan Stanley	(191)	(1,126)	(1,091)	35
Snap, Inc., Class A	Morgan Stanley	(24,456)	(270,802)	(240,158)	30,596
Warner Bros Discovery, Inc.	Morgan Stanley	(30,820)	(407,418)	(354,430)	52,916
World Wrestling Entertainment, Inc., Class A	Morgan Stanley	(295)	(20,590)	(20,700)	(142)

		(90,948)	(1,901,240)	(1,572,093)	328,683

Pharmaceuticals, Biotechnology & Life Sciences
10X Genomics, Inc., Class A	Morgan Stanley	(2,450)	(124,551)	(69,776)	54,753
Alkermes PLC (Ireland)	Morgan Stanley	(1,991)	(50,780)	(44,459)	6,312
Azenta, Inc.	Morgan Stanley	(435)	(25,399)	(18,644)	6,750
Biogen, Inc.	Morgan Stanley	(189)	(50,511)	(50,463)	39
Bruker Corp.	Morgan Stanley	(92)	(4,932)	(4,882)	50
Catalent, Inc.	Morgan Stanley	(3,769)	(327,489)	(272,725)	54,707
Charles River Laboratories International, Inc.	Morgan Stanley	(443)	(96,256)	(87,182)	10,454
Eli Lilly & Co.	Morgan Stanley	(947)	(309,035)	(306,212)	2,768
Halozyme Therapeutics, Inc.	Morgan Stanley	(4,709)	(195,037)	(186,194)	8,809
Horizon Therapeutics PLC (Ireland)	Morgan Stanley	(7,442)	(473,548)	(460,585)	12,880
Intra-Cellular Therapies, Inc.	Morgan Stanley	(2,314)	(114,928)	(107,670)	7,237
Ionis Pharmaceuticals, Inc.	Morgan Stanley	(900)	(39,728)	(39,807)	(99)
Johnson & Johnson	Morgan Stanley	(323)	(53,545)	(52,765)	770
Maravai LifeSciences Holdings, Inc., Class A	Morgan Stanley	(214)	(5,460)	(5,463)	(4)
Medpace Holdings, Inc.	Morgan Stanley	(25)	(4,022)	(3,929)	91
Merck & Co., Inc.	Morgan Stanley	(529)	(45,846)	(45,557)	280
Organon & Co.	Morgan Stanley	(4,587)	(135,707)	(107,336)	28,096
Perrigo Co. PLC (Ireland)	Morgan Stanley	(4,933)	(192,608)	(175,911)	16,181
Seagen, Inc.	Morgan Stanley	(525)	(76,381)	(71,836)	4,531
Ultragenyx Pharmaceutical, Inc.	Morgan Stanley	(486)	(26,058)	(20,125)	5,928

		(37,303)	(2,351,821)	(2,131,521)	220,533

Retailing
Advance Auto Parts, Inc.	Morgan Stanley	(587)	(111,029)	(91,772)	22,112
Asbury Automotive Group, Inc.	Morgan Stanley	(75)	(13,784)	(11,333)	2,473
Burlington Stores, Inc.	Morgan Stanley	(290)	(37,502)	(32,448)	5,047
Carvana Co.	Morgan Stanley	(909)	(21,910)	(18,453)	3,453
Dollar General Corp.	Morgan Stanley	(43)	(10,491)	(10,314)	175
Dollar Tree, Inc.	Morgan Stanley	(298)	(41,236)	(40,558)	671
Five Below, Inc.	Morgan Stanley	(29)	(3,926)	(3,992)	(68)
Floor & Decor Holdings, Inc., Class A	Morgan Stanley	(1,518)	(134,018)	(106,655)	27,340
Genuine Parts Co.	Morgan Stanley	(556)	(87,360)	(83,022)	4,287

The accompanying notes are an integral part of the financial statements.

70

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2022

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Retailing — (continued)
Home Depot, Inc. (The)	Morgan Stanley	(32)	$(8,934)	$(8,830)	$102
Kohl’s Corp.	Morgan Stanley	(1,157)	(43,901)	(29,099)	14,216
Lithia Motors, Inc.	Morgan Stanley	(176)	(45,632)	(37,761)	7,859
Macy’s, Inc.	Morgan Stanley	(261)	(4,399)	(4,090)	290
O’Reilly Automotive, Inc.	Morgan Stanley	(29)	(20,399)	(20,397)	(2)
Petco Health & Wellness Co., Inc.	Morgan Stanley	(3,070)	(50,440)	(34,261)	16,170
RH	Morgan Stanley	(59)	(15,033)	(14,518)	512
Tractor Supply Co.	Morgan Stanley	(22)	(4,087)	(4,089)	(4)
Wayfair, Inc., Class A	Morgan Stanley	(555)	(25,791)	(18,065)	7,720

		(9,666)	(679,872)	(569,657)	112,353

Semiconductors & Semiconductor Equipment
Entegris, Inc.	Morgan Stanley	(1,294)	(133,737)	(107,428)	29,123
Intel Corp.	Morgan Stanley	(16,177)	(553,596)	(416,881)	134,892
Marvell Technology, Inc.	Morgan Stanley	(870)	(40,263)	(37,332)	2,924
ON Semiconductor Corp.	Morgan Stanley	(288)	(20,837)	(17,951)	7,324

		(18,629)	(748,433)	(579,592)	174,263

Software & Services
Affirm Holdings, Inc.	Morgan Stanley	(981)	(22,178)	(18,404)	3,771
AppLovin Corp., Class A	Morgan Stanley	(11,835)	(297,261)	(230,664)	66,544
Aspen Technology, Inc.	Morgan Stanley	(805)	(176,986)	(191,751)	(14,796)
Black Knight, Inc.	Morgan Stanley	(83)	(5,481)	(5,373)	107
Block, Inc.	Morgan Stanley	(1,433)	(106,997)	(78,801)	28,177
Braze, Inc., Class A	Morgan Stanley	(53)	(1,861)	(1,846)	15
CGI, Inc. (Canada)	Morgan Stanley	(1)	(76)	(75)	1
Envestnet, Inc.	Morgan Stanley	(322)	(24,301)	(14,297)	9,999
Fiserv, Inc.	Morgan Stanley	(2,297)	(241,871)	(214,930)	27,246
Fortinet, Inc.	Morgan Stanley	(3,759)	(192,020)	(184,680)	7,306
Guidewire Software, Inc.	Morgan Stanley	(218)	(14,329)	(13,424)	901
HashiCorp, Inc., Class A	Morgan Stanley	(238)	(7,211)	(7,661)	(452)
International Business Machines Corp.	Morgan Stanley	(135)	(16,642)	(16,039)	600
Intuit, Inc.	Morgan Stanley	(766)	(338,920)	(296,687)	42,173
Marqeta, Inc., Class A	Morgan Stanley	(727)	(5,303)	(5,176)	125
MongoDB, Inc.	Morgan Stanley	(1,480)	(334,638)	(293,869)	40,711
Nuvei Corp. (Canada)	Morgan Stanley	(10)	(325)	(271)	343
Okta, Inc.	Morgan Stanley	(2,863)	(173,263)	(162,819)	10,413
Oracle Corp.	Morgan Stanley	(8,863)	(618,493)	(541,263)	77,121
Qualtrics International, Inc., Class A	Morgan Stanley	(2,156)	(35,972)	(21,948)	14,017
RingCentral, Inc., Class A	Morgan Stanley	(447)	(38,554)	(17,862)	22,606
Shopify, Inc., Class A (Canada)	Morgan Stanley	(13,956)	(448,325)	(375,975)	72,271
SPS Commerce, Inc.	Morgan Stanley	(3)	(386)	(373)	13
Tenable Holdings, Inc.	Morgan Stanley	(1,638)	(64,153)	(57,002)	7,139
Teradata Corp.	Morgan Stanley	(86)	(2,738)	(2,671)	66
Thoughtworks Holding, Inc.	Morgan Stanley	(1,967)	(24,542)	(20,634)	3,904
Twilio, Inc., Class A	Morgan Stanley	(5,663)	(407,965)	(391,540)	16,353
UiPath, Inc., Class A	Morgan Stanley	(15,034)	(206,485)	(189,579)	16,870
VMware, Inc., Class A	Morgan Stanley	(1)	(110)	(106)	3

		(77,820)	(3,807,386)	(3,355,720)	453,547

The accompanying notes are an integral part of the financial statements.

71

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Concluded)

September 30, 2022

Total Return Swaps (concluded)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Technology Hardware & Equipment
Arista Networks, Inc.	Morgan Stanley	(1,136)	$(143,036)	$(128,243)	$14,768
Arrow Electronics, Inc.	Morgan Stanley	(2,436)	(257,775)	(224,575)	33,155
Ciena Corp.	Morgan Stanley	(6,539)	(294,016)	(264,372)	29,593
Cognex Corp.	Morgan Stanley	(2,824)	(128,790)	(117,055)	11,629
Fabrinet (Cayman Islands)	Morgan Stanley	(207)	(22,084)	(19,758)	2,322
IPG Photonics Corp.	Morgan Stanley	(586)	(58,167)	(49,429)	8,727
Juniper Networks, Inc.	Morgan Stanley	(5,670)	(162,057)	(148,100)	13,038
National Instruments Corp.	Morgan Stanley	(2,234)	(78,255)	(84,311)	(6,783)
Rogers Corp.	Morgan Stanley	(381)	(101,587)	(92,156)	9,605
TD SYNNEX Corp.	Morgan Stanley	(1,437)	(144,514)	(116,670)	27,419
Ubiquiti, Inc.	Morgan Stanley	(63)	(18,864)	(18,494)	326

		(23,513)	(1,409,145)	(1,263,163)	143,799

Telecommunication Services
Frontier Communications Parent, Inc.	Morgan Stanley	(5,353)	(134,802)	(125,421)	9,358
Rogers Communications, Inc., Class B (Canada)	Morgan Stanley	(203)	(8,209)	(7,824)	379
Verizon Communications, Inc.	Morgan Stanley	(2,282)	(89,711)	(86,648)	3,048

		(7,838)	(232,722)	(219,893)	12,785

Transportation
American Airlines Group, Inc.	Morgan Stanley	(143)	(2,177)	(1,722)	455
Canadian Pacific Railway Ltd. (Canada)	Morgan Stanley	(942)	(76,185)	(62,850)	16,758
Kirby Corp.	Morgan Stanley	(729)	(49,213)	(44,301)	4,903
United Airlines Holdings, Inc.	Morgan Stanley	(177)	(6,284)	(5,758)	524

		(1,991)	(133,859)	(114,631)	22,640

Utilities
AES Corp. (The)	Morgan Stanley	(2,082)	(55,711)	(47,053)	10,043
American Water Works Co., Inc.	Morgan Stanley	(340)	(53,379)	(44,254)	9,183
Atmos Energy Corp.	Morgan Stanley	(2,341)	(270,359)	(238,431)	31,477
CenterPoint Energy, Inc.	Morgan Stanley	(1,342)	(43,024)	(37,818)	5,029
Clearway Energy, Inc., Class C	Morgan Stanley	(1,309)	(49,614)	(41,692)	7,636
CMS Energy Corp.	Morgan Stanley	(7,040)	(484,248)	(410,010)	72,969
Essential Utilities, Inc.	Morgan Stanley	(571)	(27,195)	(23,628)	3,385
Fortis, Inc.(Canada)	Morgan Stanley	(1,664)	(75,879)	(63,215)	12,366
NiSource, Inc.	Morgan Stanley	(364)	(11,263)	(9,169)	2,092
OGE Energy Corp.	Morgan Stanley	(2,892)	(117,471)	(105,442)	12,008
ONE Gas, Inc.	Morgan Stanley	(1,275)	(105,523)	(89,747)	15,099
PPL Corp.	Morgan Stanley	(14,168)	(414,400)	(359,159)	53,034
Public Service Enterprise Group, Inc.	Morgan Stanley	(3,294)	(220,164)	(185,222)	35,028
South Jersey Industries, Inc.	Morgan Stanley	(522)	(17,898)	(17,445)	295
Southwest Gas Holdings, Inc.	Morgan Stanley	(1,190)	(94,153)	(83,003)	11,061
Vistra Corp.	Morgan Stanley	(10,843)	(264,745)	(227,703)	35,849

		(51,237)	(2,305,026)	(1,982,991)	316,554

Total Reference Entity — Short			(30,533,848)	(26,971,044)	3,554,761

Net Value of Reference Entity			$(28,558,567)	$(25,186,659)	$3,442,030

*	Includes $70,122 related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

72

GOTHAM FUNDS

Statements of Assets and Liabilities

September 30, 2022

	Gotham ESG Large Value Fund	Gotham Defensive Long 500 Fund	Gotham Total Return Fund
Assets
Non-affiliated investments, at value[1,2]	$1,212,448	$15,729,872	$—
Affiliated investments, at value[3]	—	—	19,840,994
Swaps, at value(a)	—	5,675,642	—
Cash and cash equivalents	41,323	827,441	67,158
Due from broker	—	601,722	—
Receivables:
Investments sold	19,334	293,285	—
Capital shares sold	—	24,000	—
Dividends	1,623	12,186	—
Investment adviser	—	—	5,726
Prepaid expenses and other assets	—	145	211

Total Assets	1,274,728	23,164,293	19,914,089

Liabilities
Obligation to return cash collateral on swap contracts (Note 1)	—	6,110,000	—
Payables:
Investments purchased	19,311	350,924	—
Investment adviser	828	2,391	—
Capital shares redeemed	—	1,500	—
Administration and accounting fees	—	10,405	9,999
Distribution fees (Investor Class Shares)	—	—	570
Transfer agent fees	—	1,008	2,924
Audit fees	—	23,713	23,420
Shareholder reporting fees	—	7,961	6,185
Accrued expenses	—	4,276	4,833

Total Liabilities	20,139	6,512,178	47,931

Net Assets	$1,254,589	$16,652,115	$19,866,158

Net Assets Consisted of:
Capital stock, $0.01 par value	$1,182	$13,479	$17,355
Paid-in capital	1,226,121	18,159,492	19,533,566
Total distributable earnings/(loss)	27,286	(1,520,856)	315,237

Net Assets	$1,254,589	$16,652,115	$19,866,158

Institutional Class Shares:
Net assets	$1,254,589	$16,652,115	$17,279,941

Shares outstanding	118,193	1,347,862	1,509,041

Net asset value, offering and redemption price per share	$10.61	$12.35	$11.45

Investor Class Shares:
Net assets	N/A	N/A	$2,586,217

Shares outstanding	N/A	N/A	226,487

Net asset value, offering and redemption price per share	N/A	N/A	$11.42

[1]Non-affiliated investments, at cost	$1,289,237	$16,319,189	$—
[2]Includes market value of securities designated as collateral for swaps	$—	$6,729,736	$—
[3]Affiliated investments, at cost	$—	$—	$21,369,713

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

73

GOTHAM FUNDS

Statements of Assets and Liabilities (Concluded)

September 30, 2022

	Gotham Enhanced 500 Plus Fund	Gotham Hedged Plus Fund	Gotham Short Strategies Fund
Assets
Non-affiliated investments, at value[1,2]	$4,329,719	$14,855,062	$16,056,891
Swaps, at value(a)	—	—	3,442,030
Cash and cash equivalents	47,084	131,297	66,937
Due from broker	—	—	14,883
Deposits with brokers for securities sold short	43,486	49,544	—
Receivables:
Investments sold	79,839	417,351	840,654
Capital shares sold	—	—	35,929
Dividends	5,004	15,327	9,043
Investment adviser	1,387	—	21,385
Prepaid expenses and other assets	6	145	—

Total Assets	4,506,525	15,468,726	20,487,752

Liabilities
Securities sold short, at value[3]	1,280,142	6,432,051	—
Obligation to return cash collateral on swap contracts (Note 1)	—	—	600,000
Payables:
Investments purchased	79,503	414,426	1,054,852
Audit fees	21,051	23,259	22,335
Administration and accounting fees	9,420	8,946	10,435
Shareholder reporting fees	5,794	5,793	6,047
Dividends and fees on securities sold short	1,524	7,495	—
Transfer agent fees	564	608	333
Capital shares redeemed	—	—	51,815
Investment adviser	—	9,151	—
Accrued expenses	2,351	2,778	2,752

Total Liabilities	1,400,349	6,904,507	1,748,569

Net Assets	$3,106,176	$8,564,219	$18,739,183

Net Assets Consisted of:
Capital stock, $0.01 par value	$2,725	$8,149	$20,767
Paid-in capital	2,828,696	8,155,319	32,089,288
Total distributable earnings/(loss)	274,755	400,751	(13,370,872)

Net Assets	$3,106,176	$8,564,219	$18,739,183

Institutional Class Shares:
Net assets	$3,106,176	$8,564,219	$18,739,183

Shares outstanding	272,497	814,871	2,076,671

Net asset value, offering and redemption price per share	$11.40	$10.51	$9.02

[1]Non-affiliated investments, at cost	$4,337,362	$15,331,702	$17,733,302
[2]Includes market value of securities designated as collateral for swaps	$—	$—	$11,111,019
[3]Proceeds received, securities sold short	$1,380,767	$8,456,355	$—

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

74

GOTHAM FUNDS

Statements of Operations

For the Year Ended September 30, 2022

	Gotham ESG Large Value Fund	Gotham Defensive Long 500 Fund	Gotham Total Return Fund
Investment income
Dividends from non-affiliated investments	$32,310	$387,836	$—
Dividends from affiliated investments	—	—	239,042
Interest	57	1,427	100
Less: taxes withheld	(17)	(92)	—

Total investment income	32,350	389,171	239,142

Expenses
Advisory fees (Note 2)	10,915	333,144	—
Administration and accounting fees (Note 2)	—	32,228	38,085
Distribution fees (Investor Class) (Note 2)	—	—	7,468
Custodian fees (Note 2)	—	4,563	10,079
Registration and filing fees	—	34,912	50,340
Legal fees	—	10,055	11,139
Audit fees	—	23,648	23,420
Transfer agent fees (Note 2)	—	6,335	27,867
Trustees’ and officers’ fees (Note 2)	—	7,007	7,686
Shareholder reporting fees	—	20,776	17,182
Other expenses	—	11,132	9,940

Total expenses before recoupments, waivers and/or reimbursements	10,915	483,800	203,206

Recoupments, waivers and/or reimbursements (Note 2)	—	(150,667)	(195,738)

Net expenses after recoupments, waivers and/or reimbursements	10,915	333,133	7,468

Net investment income	21,435	56,038	231,674

Net realized and unrealized gain/(loss) from investments:
Net realized gain from non-affiliated investments	140,509	2,498,929	—
Net realized gain from affiliated investments	—	—	171,616
Net realized gain from swaps	—	1,714,669 (a)	—
Capital gain distributions from affiliated investments	—	—	1,747,927
Net change in unrealized depreciation on non-affiliated investments	(285,735)	(4,107,264)	—
Net change in unrealized depreciation on affiliated investments	—	—	(3,675,580)
Net change in unrealized appreciation on swaps	—	284,415 (a)	—

Net realized and unrealized gain/(loss) on investments	(145,226)	390,749	(1,756,037)

Net increase/(decrease) in net assets resulting from operations	$(123,791)	$446,787	$(1,524,363)

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

75

GOTHAM FUNDS

Statements of Operations (Concluded)

For the Year Ended September 30, 2022

	Gotham Enhanced 500 Plus Fund	Gotham Hedged Plus Fund	Gotham Short Strategies Fund
Investment income
Dividends from non-affiliated investments	$102,056	$410,761	$93,981
Interest	105	229	1,739
Less: taxes withheld	(14)	(7,409)	(2,073)

Total investment income	102,147	403,581	93,647

Expenses
Administration and accounting fees (Note 2)	37,470	34,552	33,159
Advisory fees (Note 2)	35,849	132,650	87,881
Dividends and fees on securities sold short (Note 1)	34,797	194,450	—
Audit fees	21,002	23,636	22,384
Shareholder reporting fees	14,596	16,238	19,865
Transfer agent fees (Note 2)	3,417	3,379	6,678
Legal fees	2,315	4,537	3,318
Registration and filing fees	2,035	24,618	45,730
Trustees’ and officers’ fees (Note 2)	999	3,739	1,043
Custodian fees (Note 2)	355	1,587	124
Other expenses	6,326	9,695	9,172

Total expenses before recoupments, waivers and/or reimbursements	159,161	449,081	229,354

Recoupments, waivers and/or reimbursements (Note 2)	(83,147)	(102,096)	(141,489)

Net expenses after recoupments, waivers and/or reimbursements	76,014	346,985	87,865

Net investment income	26,133	56,596	5,782

Net realized and unrealized gain/(loss) from investments:
Net realized gain/(loss) from non-affiliated investments	367,308	(677,424)	264,282
Net realized gain from securities sold short	35,552	1,324,185	—
Net realized gain from swaps	—	—	1,059,245 (a)
Net realized loss from foreign currency transactions	—	(12)	(48)
Net change in unrealized depreciation on non-affiliated investments	(946,443)	(2,561,913)	(1,636,003)
Net change in unrealized appreciation on securities sold short	251,673	1,089,102	—
Net change in unrealized appreciation on swaps	—	—	3,388,392 (a)
Net change in unrealized appreciation/(depreciation) on foreign currency translations.	—	(229)	96

Net realized and unrealized gain/(loss) on investments	(291,910)	(826,291)	3,075,964

Net increase/(decrease) in net assets resulting from operations	$(265,777)	$(769,695)	$3,081,746

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

76

GOTHAM FUNDS

Statements of Changes in Net Assets

	Gotham ESG Large Value Fund		Gotham Defensive Long 500 Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment income	$21,435	$16,321	$56,038	$214,787
Net realized gains from investments and swaps	140,509	251,422	4,213,598	10,413,786
Net change in unrealized appreciation/(depreciation) on investments and swaps	(285,735)	99,783	(3,822,849)	(7,134,767)

Net increase/(decrease) in net assets resulting from operations	(123,791)	367,526	446,787	3,493,806

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(278,911)	(60,804)	(169,751)	(476,753)

Net decrease in net assets from dividends and distributions to shareholders	(278,911)	(60,804)	(169,751)	(476,753)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	148,086	31,555	(18,662,126)	(22,655,205)

Total increase/(decrease) in net assets	(254,616)	338,277	(18,385,090)	(19,638,152)

Net assets
Beginning of year	1,509,205	1,170,928	35,037,205	54,675,357

End of year	$1,254,589	$1,509,205	$16,652,115	$35,037,205

The accompanying notes are an integral part of the financial statements.

77

GOTHAM FUNDS

Statements of Changes in Net Assets (Continued)

	Gotham Total Return Fund		Gotham Enhanced 500 Plus Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment income	$231,674	$178,207	$26,133	$16,642
Net realized gains from investments, securities sold short and capital gain distributions from affiliated investments	1,919,543	3,219,439	402,860	417,254
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	(3,675,580)	(303,103)	(694,770)	219,085

Net increase/(decrease) in net assets resulting from operations	(1,524,363)	3,094,543	(265,777)	652,981

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(1,193,833)	(178,762)	(411,225)	(32,071)
Investor Class	(135,579)	(10,943)	N/A	N/A

Net decrease in net assets from dividends and distributions to shareholders	(1,329,412)	(189,705)	(411,225)	(32,071)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(4,227,079)	(4,595,192)	227,069	44,339

Total increase/(decrease) in net assets	(7,080,854)	(1,690,354)	(449,933)	665,249

Net assets
Beginning of year	26,947,012	28,637,366	3,556,109	2,890,860

End of year	$19,866,158	$26,947,012	$3,106,176	$3,556,109

The accompanying notes are an integral part of the financial statements.

78

GOTHAM FUNDS

Statements of Changes in Net Assets (Concluded)

	Gotham Hedged Plus Fund		Gotham Short Strategies Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment income/(loss)	$56,596	$117,346	$5,782	$(21,215)
Net realized gains/(losses) from investments, securities sold short, swaps and foreign currency transactions	646,749	(568,311)	1,323,479	(8,121,735)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, swaps and foreign currency translations	(1,473,040)	1,727,634	1,752,485	568,830

Net increase/(decrease) in net assets resulting from operations	(769,695)	1,276,669	3,081,746	(7,574,120)

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(145,982)	(57,670)	(46,504)	(3,624)

Net decrease in net assets from dividends and distributions to shareholders	(145,982)	(57,670)	(46,504)	(3,624)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(2,822,679)	1,889,615	14,183,842	(28,520,694)

Total increase/(decrease) in net assets	(3,738,356)	3,108,614	17,219,084	(36,098,438)

Net assets
Beginning of year	12,302,575	9,193,961	1,520,099	37,618,537

End of year	$8,564,219	$12,302,575	$18,739,183	$1,520,099

The accompanying notes are an integral part of the financial statements.

79

GOTHAM FUNDS

Statements of Cash Flow

September 30, 2022

	Gotham Enhanced 500 Plus Fund	Gotham Hedged Plus Fund
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(265,777)	$(769,695)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(9,532,177)	(43,074,758)
Proceeds from disposition of long-term portfolio investments	9,596,002	46,537,073
Purchases to cover securities sold short	(3,369,853)	(33,820,749)
Proceeds from securities sold short	3,469,358	33,275,976
Net realized gain on investments, securities sold short and foreign currency transactions	(402,860)	(646,749)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short and foreign currency translations	694,770	1,473,040
Return of capital received from real estate investment trusts	744	2,772
Increase in receivable for investments sold	(3,668)	(33,701)
Increase/(decrease) in dividends and interest receivable	(459)	13,056
Decrease in receivable from investment adviser	6,564	2,692
Decrease in prepaid expenses and other assets	635	177
Increase in payable for investments purchased	3,043	31,523
Increase in payable for dividends and fees on securities sold short	93	194
Increase in payable to investment adviser	—	9,151
Increase in accrued expense payable.	3,996	2,900

Net cash provided by operating activities	200,411	3,002,902

Cash flows from financing activities:
Proceeds from shares sold	15,042	97,006
Payment of shares redeemed.	(199,198)	(3,065,667)

Net cash used in financing activities	(184,156)	(2,968,661)

Net increase in cash and restricted cash	16,255	34,241
Cash and restricted cash:
Beginning of year	$74,315	$146,600

End of year	$90,570	$180,841

Reconciliation of restricted and unrestricted cash at the beginning of the year to the statements of assets and liabilities:
Cash	$18,081	$109,837

Restricted Cash	$56,234	$36,763

Reconciliation of restricted and unrestricted cash at the end of the year to the statements of assets and liabilities:
Cash	$47,084	$131,297

Restricted Cash	$43,486	$49,544

Supplemental disclosure of cash flow information:
Cash received during the year for financing charges	$10,250	$73,019

The accompanying notes are an integral part of the financial statements.

80

GOTHAM FUNDS

Gotham ESG Large Value Fund

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the	For the		For the		For the
	Year Ended	Year Ended		Year Ended		Period Ended
	September 30,	September 30,		September 30,		September 30,
	2022	2021		2020		2019*
Per Share Operating Performance
Net asset value, beginning of year/period	$14.16	$11.27		$12.18		$10.00

Net investment income(1)	0.18	0.15		0.20		0.13
Net realized and unrealized gain/(loss) on investments	(1.12)	3.33		(0.16)		2.05

Total from investment operations	(0.94)	3.48		0.04		2.18

Dividends and distributions to shareholders from:
Net investment income	(0.20)	(0.13)		(0.18)		—
Net realized capital gains	(2.41)	(0.46)		(0.77)		—

Total dividends and distributions to shareholders	(2.61)	(0.59)		(0.95)		—

Redemption fees	—	—		—		—

Net asset value, end of year/period	$10.61	$14.16		$11.27		$12.18

Total investment return(2)	(9.72)%	31.82%		(0.17)%		21.80%

Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$1,255	$1,509		$1,171		$1,218
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any	0.75%	0.75%		0.75%		0.75	%(3)
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any	0.75%	2.85	%(4)	6.46	%(4)	6.59	%(3)(4)
Ratio of net investment income to average net assets	1.47%	1.16%		1.74%		1.49	%(3)
Portfolio turnover rate	253%	186%		284%		169	%(5)

*	Institutional class commenced operations on December 31, 2018. Total return is calculated based on inception date of December 28, 2018, when initial seed capital was issued at $10.00 per share.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

81

GOTHAM FUNDS

Gotham Defensive Long 500 Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019		For the Year Ended September 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$12.87	$11.98	$13.20	$13.78		$11.71

Net investment income(1)	0.03	0.06	0.14	0.13		0.09
Net realized and unrealized gain/(loss) on investments	(0.46)	0.96	(1.17)	0.32		2.06

Total from investment operations	(0.43)	1.02	(1.03)	0.45		2.15

Dividends and distributions to shareholders from:
Net investment income	(0.09)	(0.13)	(0.08)	(0.07)		(0.08)
Net realized capital gains	—	—	(0.11)	(0.96)		—

Total dividends and distributions to shareholders	(0.09)	(0.13)	(0.19)	(1.03)		(0.08)

Redemption fees	—	—	0.00 (2)	—		—

Net asset value, end of year	$12.35	$12.87	$11.98	$13.20		$13.78

Total investment return(3)	(3.41)%	8.65%	(7.95)%	3.71%		18.42%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$16,652	$35,037	$54,675	$59,368		$11,031
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any (including dividend and interest expense)	1.35%	1.35%	1.35%	3.21	%(4)	3.51	%(4)
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(5)	1.96%	1.78%	1.66%	3.81	%(4)	4.08	%(4)
Ratio of net investment income to average net assets (including dividend and interest expense)	0.23%	0.51%	1.11%	1.03%		0.73%
Portfolio turnover rate	227%	163%	294%	429%		220%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including recoupments, waivers and/or reimbursements for the Fund would be 1.42% and 1.50% for the years ended September 30, 2019 and 2018, respectively.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note2).

The accompanying notes are an integral part of the financial statements.

82

GOTHAM FUNDS

Gotham Total Return Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	September 30,	September 30,		September 30,	September 30,	September 30,
	2022	2021		2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of year	$13.03	$11.70		$13.28	$13.38	$11.60

Net investment income(1)	0.11	0.08		0.11	0.05	0.03
Net realized and unrealized gain/(loss) on investments	(1.04)	1.33		(0.91)	0.03	1.80

Total from investment operations	(0.93)	1.41		(0.80)	0.08	1.83

Dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.08)		(0.11)	(0.05)	(0.04)
Net realized capital gains	(0.52)	(0.00	)(2)	(0.67)	(0.13)	(0.01)

Total dividends and distributions to shareholders	(0.65)	(0.08)		(0.78)	(0.18)	(0.05)

Redemption fees	—	0.00	(3)	0.00 (3)	0.00 (3)	—

Net asset value, end of year	$11.45	$13.03		$11.70	$13.28	$13.38

Total investment return(4)	(7.87)%	12.17%		(6.54)%	0.67%	15.73%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$17,280	$23,987		$25,967	$32,167	$26,218
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any	0.00%	0.00%		0.00%	0.00%	0.00%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(5)	0.72%	0.66%		0.59%	0.69%	0.51%
Ratio of net investment income to average net assets	0.87%	0.68%		0.94%	0.35%	0.27%
Portfolio turnover rate	9%	85%		55%	3%	1%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $(0.005) per share.
(3)	Amount is less than $0.005 per share.
(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note2).

The accompanying notes are an integral part of the financial statements.

83

GOTHAM FUNDS

Gotham Total Return Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class Shares
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Period Ended
	September 30,	September 30,		September 30,	September 30,	September 30,
	2022	2021		2020	2019	2018*
Per Share Operating Performance
Net asset value, beginning of year/period	$12.99	$11.67		$13.24	$13.35	$12.60

Net investment income/(loss)(1)	0.08	0.05		0.08	0.01	(0.02)
Net realized and unrealized gain/(loss) on investments	(1.04)	1.32		(0.90)	0.03	0.77

Total from investment operations	(0.96)	1.37		(0.82)	0.04	0.75

Dividends and distributions to shareholders from:
Net investment loss	(0.09)	(0.05)		(0.08)	(0.02)	—
Net realized capital gains	(0.52)	(0.00	)(2)	(0.67)	(0.13)	—

Total dividends and distributions to shareholders	(0.61)	(0.05)		(0.75)	(0.15)	—

Redemption fees	—	0.00	(3)	0.00 (3)	0.00 (3)	—

Net asset value, end of year/period	$11.42	$12.99		$11.67	$13.24	$13.35

Total investment return(4)	(8.04)%	11.80%		(6.70)%	0.40%	5.95%

Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$2,586	$2,960		$2,670	$2,723	$2,110
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any	0.25%	0.25%		0.25%	0.25%	0.25	%(5)
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(6)	0.96%	0.91%		0.84%	0.93%	0.76	%(5)
Ratio of net investment income/(loss) to average net assets	0.62%	0.37%		0.67%	0.08%	(0.24	)%(5)
Portfolio turnover rate	9%	85%		55%	3%	1	%(7)

*	Investor Class commenced operations on January 2, 2018. Total return is calculated based on inception date of December 29, 2017, when initial seed capital was issued at $12.60 per share.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $(0.005) per share.
(3)	Amount is less than $0.005 per share.
(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(5)	Annualized.
(6)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

84

GOTHAM FUNDS

Gotham Enhanced 500 Plus Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of year	$13.91	$11.47	$11.86	$13.99	$11.86

Net investment income(1)	0.10	0.07	0.13	0.10	0.13
Net realized and unrealized gain/(loss) on investments	(1.00)	2.50	0.47	0.07	2.20

Total from investment operations	(0.90)	2.57	0.60	0.17	2.33

Dividends and distributions to shareholders from:
Net investment income	(0.07)	(0.13)	(0.14)	(0.12)	(0.16)
Net realized capital gains	(1.54)	—	(0.85)	(2.18)	(0.04)

Total dividends and distributions to shareholders	(1.61)	(0.13)	(0.99)	(2.30)	(0.20)

Redemption fees	—	—	—	—	—

Net asset value, end of year	$11.40	$13.91	$11.47	$11.86	$13.99

Total investment return(2)	(8.30)%	22.56%	4.95%	2.78%	19.86%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$3,106	$3,556	$2,891	$2,960	$2,881
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any(3)	2.12%	2.06%	2.21%	2.20%	2.10%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(3)(4)	4.44%	4.70%	5.04%	5.23%	4.24%
Ratio of net investment income to average net assets	0.73%	0.50%	1.15%	0.90%	0.97%
Portfolio turnover rate	191%	140%	263%	274%	224%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)

Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including recoupments, waivers and/or reimbursements for the Fund would be 1.15%, 1.15%, 1.15%, 1.15% and 1.15% for the years ended September 30, 2022, 2021, 2020, 2019 and 2018 respectively.

(4)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

85

GOTHAM FUNDS

Gotham Hedged Plus Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of year	$11.41	$10.58	$11.31	$12.87	$11.43

Net investment income(1)	0.05	0.10	0.12	0.10	0.06
Net realized and unrealized gain/(loss) on investments	(0.81)	0.78	(0.17)	(0.44)	1.64

Total from investment operations	(0.76)	0.88	(0.05)	(0.34)	1.70

Dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.05)	(0.12)	(0.06)	(0.09)
Net realized capital gains	—	—	(0.56)	(1.16)	(0.17)

Total dividends and distributions to shareholders	(0.14)	(0.05)	(0.68)	(1.22)	(0.26)

Redemption fees	0.00 (2)	—	—	—	—

Net asset value, end of year	$10.51	$11.41	$10.58	$11.31	$12.87

Total investment return(3)	(6.88)%	8.37%	(0.82)%	(2.45)%	15.00%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$8,564	$12,303	$9,194	$2,928	$2,665
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any(4)	2.62%	2.27%	2.51%	2.68%	2.71%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)(5)	3.39%	3.26%	4.81%	6.97%	5.57%
Ratio of net investment income to average net assets	0.43%	0.98%	1.11%	0.84%	0.48%
Portfolio turnover rate	191%	218%	353%	239%	227%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including recoupments, waivers and/or reimbursements for the Fund would be 1.15%, 1.15%, 1.15%, 1.15% and 1.15% for the years ended September 30, 2022, 2021, 2020, 2019, and 2018, respectively.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note2).

The accompanying notes are an integral part of the financial statements.

86

GOTHAM FUNDS

Gotham Short Strategies Fund

Financial Highlights (Concluded)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	September 30,	September 30,		September 30,		September 30,	September 30,
	2022	2021		2020		2019	2018
Per Share Operating Performance
Net asset value, beginning of year	$5.90	$7.42		$8.78		$9.05	$10.07

Net investment income/(loss)(1)	0.01	(0.02)		0.01		0.03	(0.03)
Net realized and unrealized gain/(loss) on investments	3.22	(1.50)		(1.35)		(0.09)	(0.97)

Total from investment operations	3.23	(1.52)		(1.34)		(0.06)	(1.00)

Dividends and distributions to shareholders from:
Net investment income	(0.12)	(0.00	)(2)	(0.02)		—	(0.02)
Net realized capital gains	—	—		—		(0.21)	—

Return of capital	—	—		(0.00	)(2)	——

Total dividends and distributions to shareholders	(0.12)	(0.00	)(2)	(0.02)		(0.21)	(0.02)

Redemption fees	0.01	0.00	(3)	0.00	(3)	0.00 (3)	—

Net asset value, end of year	$9.02	$5.90		$7.42		$8.78	$9.05

Total investment return(4)	55.96%	(20.47)%		(15.27)%		(0.81)%	(9.90)%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$18,739	$1,520		$37,619		$32,076	$1,591
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any	1.35%	1.35%		1.35%		1.35%	1.35%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(5)	3.52%	2.92%		1.88%		2.20%	2.49%
Ratio of net investment income/(loss) to average net assets	0.09%	(0.25)%		0.12%		0.39%	(0.30)%
Portfolio turnover rate	717%	459%		692%		616%	591%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $(0.005) per share.
(3)	Amount is less than $0.005 per share.
(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

87

GOTHAM FUNDS

Notes to Financial Statements

September 30, 2022

1. Organization and Significant Accounting Policies

The Gotham ESG Large Value Fund, the Gotham Defensive Long 500 Fund, the Gotham Total Return Fund, the Gotham Enhanced 500 Plus Fund, the Gotham Hedged Plus Fund and the Gotham Short Strategies Fund (each a “Fund” and together, the “Funds”) are each a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Each of the Funds, except for the Gotham Total Return Fund, offers one class of shares, Institutional Class. The Gotham Total Return Fund offers two classes of shares, Institutional Class and Investor Class. The Funds’ commencement of operations are as follows:

Gotham ESG Large Value Fund (“ESG Large Value”)	December 31, 2018
Gotham Defensive Long 500 Fund (“Defensive Long 500”)	September 30, 2016
Gotham Total Return Fund (“Total Return”) (operates as a "Fund of Funds")	March 31, 2015
Gotham Enhanced 500 Plus Fund (“Enhanced 500 Plus”)	September 30, 2016
Gotham Hedged Plus Fund (“Hedged Plus”)	March 31, 2016
Gotham Short Strategies Fund (“Short Strategies”)	July 31, 2017

All the Funds, except for ESG Large Value and Total Return, seek to achieve their investment objectives by primarily investing in long and short positions of U.S. equity securities. Equity securities include common and preferred stocks. ESG Large Value seeks to achieve its investment objective by primarily investing in long positions of equity securities. Total Return seeks to achieve its investment objective by primarily investing in other funds advised by Gotham.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Each Fund’s equity securities, including exchange-traded funds, listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter ("OTC”) market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Securities that do not have a readily available current market value are valued in good faith by Gotham Asset Management, LLC ("Gotham" or "the Adviser") as "valuation designee" under the oversight of the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees (the “Board”). Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that a Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of a Fund. Certain Funds invest in securities of other investment companies, which are valued at their respective NAVs as determined by those investment companies each business day. OTC investments (including swap agreements) are generally valued by approved pricing services that use evaluated prices from various observable market factors.

Fair Value Measurements —The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;

88

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3	—	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

All financial instruments listed in the Portfolio of Investments are considered Level 1, measured at fair value on a recurring basis based on quoted prices for identical assets in active markets, except for the following: one long security was fair valued with an end of period value of $208,936 and $73,112 held by Defensive Long 500 and Hedged Plus; one short security was fair valued with an end of period value of $(2,912) held by Enhanced 500 Plus and total return swaps with end of period unrealized appreciation of $5,675,642 and $3,442,030 held by Defensive Long 500 and Short Strategies, respectively. These securities are considered Level 2 as of and for the year ended September 30, 2022.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Funds had an amount of transfers during the reporting period that was meaningful in relation to net assets as of the end of the reporting period.

For the year ended September 30, 2022, there were no transfers in or out of Level 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. Each Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Due to/from Brokers — Due to/from brokers represents cash balances on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis.

89

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statements of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statements of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statements of Operations. These characterizations are reflected in the accompanying financial statements. General expenses of the Trust are generally allocated to each Fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, capitalized dividends on short sales, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to such Fund’s shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

The Securities and Exchange Commission ("SEC") adopted Rule 18f-4 under the 1940 Act which, effective August 19, 2022, regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). The Fund has adopted a Rule 18f-4 Policy which provides, among other things, that unless a Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Short Sales — All Funds except for ESG Large Value may sell securities short. Total Return indirectly invests in short sales through its underlying securities. A short sale involves the sale by a Fund of a security that it does not own with the anticipation of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Funds will comply with guidelines established by the Securities and Exchange Commission ("SEC") and other applicable regulatory bodies with respect to coverage of short sales.

As of September 30, 2022, the following Funds had securities sold short, securities pledged as collateral and deposits with brokers for securities sold short:

	Value of Securities Sold Short	Securities Pledged as Collateral	Deposits with Brokers for Securities Sold Short
Enhanced 500 Plus	$1,280,142	$3,271,145	$43,486
Hedged Plus	6,432,051	26,396,566	49,544

90

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

In accordance with the terms of its prime brokerage agreements, the Funds may receive rebate income or be charged fees on securities sold short. Such income or fee is calculated on a daily basis based upon the market value of securities sold short and a variable rate that is dependent upon the availability of such security. These amounts are included in dividends and fees on securities sold short on the Statements of Operations. In those instances where rebate income is in excess of dividends on securities sold short and finance charges, the net amount is shown in the Investment Income section on the Statements of Operations. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund. The following Funds had net charges as shown in the table below for the year ended September 30, 2022:

	Dividends on Securities Sold Short	Rebate (Income)/Fees
Enhanced 500 Plus	$ 24,548	$ (6,833)
Hedged Plus	121,431	(41,065)

The following Funds utilized short sales proceeds and incurred financing charges to finance purchases of long securities in order to accomplish the Funds’ respective investment objectives. A financing fee is charged to the Funds based on the Federal Funds rate plus an agreed upon spread. These fees are included in dividends and fees on securities sold short on the Statements of Operations and are as follows for the year ended September 30, 2022:

	Short Sales (Deposits) Proceeds	Financing Charges
Enhanced 500 Plus	$1,241,987	$ 17,082
Hedged Plus	6,339,500	114,084

Swap Agreements — A swap agreement is a bilateral financial instrument that involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on valuation changes to market referenced securities. The nominal amount on which the cash flows are calculated is called the notional amount.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements will be affected by a change in the market value of the referenced underlying securities that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date, in whole or part, under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. A Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of a Fund’s accrued obligations under the swap agreement.

Total Return Swaps: Total return swaps are contracts in which both parties agree to make payments of the total return from a reference instrument during a specified period. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend accruals or payments. The unrealized appreciation or depreciation also includes interest charges and credits

91

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

(“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate, such as the U.S. effective federal funds rate (“EFFR”). Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to or from the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument). As of and for the year ended September 30, 2022, only Defensive Long 500 and Short Strategies held total return swaps.

For the year ended September 30, 2022, the quarterly average notional value of the total return swaps for each Fund was as follows:

Notional Amount
Defensive Long 500	$(4,556,957)
Short Strategies	(11,572,017)

Counterparty Risk — During the year ended September 30, 2022, Defensive Long 500 and Short Strategies were subject to counterparty risk. Certain of the derivatives entered into by the Funds may not be traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Funds to suffer a loss. If a counterparty defaults on its payment obligations to the Funds, this default will cause the value of an investment in the Funds to decrease. In addition, to the extent the Funds deal with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Funds are neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Funds to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Funds.

The Funds are subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Funds will not sustain a loss on a transaction as a result.

Liquidity Risk — During the year ended September 30, 2022, Defensive Long 500 and Short Strategies were subject to liquidity risk. The Funds may be subject to liquidity risk primarily due to investments in derivatives. The Funds may invest up to 15% of its net assets in illiquid securities or instruments. Certain derivatives, such as swaps, forward contracts and options may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Funds may be unable to sell the asset or sell it at a reasonable price. In addition, the Funds may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Funds in order to raise cash to pay redemptions.

An investment in derivatives is also subject to the risk that the Funds may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, the Funds may be exposed to the risk of additional losses due to such delays.

Master Netting Agreement — During the year ended September 30, 2022, Defensive Long 500 and Short Strategies were subject to a Master Netting agreement. In order to define their contractual rights and to secure rights that will help mitigate their counterparty risk, the Funds have entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”). An ISDA Master Agreement is a bilateral agreement between the Funds and the counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the

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counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fails to meet the terms of its ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements — During the year ended September 30, 2022, Defensive Long 500 and Short Strategies were subject to collateral requirements. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Funds generally agree not to use non-cash collateral that they receive but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

				Gross Amount Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets/(Liabilities)	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Pledged/(Received)*	Net Amount**
Defensive Long 500	$5,675,642	$—	$5,675,642	$—	$(5,675,642)	$ —
Short Strategies	3,442,030	—	3,442,030	—	(600,000)	2,842,030

*	Amount disclosed is limited to the amount of assets presented in each Statements of Assets and Liabilities. Actual collateral pledged/(received) may be more than the amount shown.
**	Net amount represents the net receivable from the counterparty in the event of a default.

ESG Strategy Risk — The ESG Large Value’s ESG strategies could cause it to perform differently compared to funds that do not have such a policy. The criteria related to this ESG policy may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified by the ESG policy do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.

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September 30, 2022

2. Transactions with Related Parties and Other Service Providers

Gotham Asset Management, LLC (“Gotham” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services as the investment adviser, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below:

ESG Large Value(1)	0.75%
Defensive Long 500	1.35%
Total Return(2)	—
Enhanced 500 Plus	1.00%
Hedged Plus	1.00%
Short Strategies	1.35%

(1)

Effective as of May 1, 2021, ESG Large Value entered into a Support, Service and Fee Assumption Agreement (“Support Agreement”) pursuant to which Gotham supports the Fund’s non-investment advisory operations. Under the Support Agreement, Gotham supports the Fund’s non-investment advisory operations by (a) performing or contracting for certain operational support services of the Fund, and/or (b) assuming certain of the Fund’s payment obligations, including such payment obligations specified in contracts between the Fund and its service providers and other Trust expenses incurred by or otherwise allocated to the Fund by the Trust.

(2)

For Total Return (the “Fund”), Gotham is not entitled to receive an investment advisory fee on assets invested in mutual funds advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”), but is entitled to receive an investment advisory fee of 1.00% of the Fund’s average net assets invested in investments other than an underlying fund. Gotham does not receive an investment advisory fee from the Fund on assets invested in an underlying fund, but does receive an investment advisory fee from each underlying fund as investment adviser to such funds. The Fund does not currently expect to invest in assets other than underlying funds; however, to the extent it does, the Fund will pay an investment advisory fee on such assets.

The Adviser contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed the percentages set forth in the table below (on an annual basis) of each Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until the termination date set forth below, unless the Board approves its earlier termination. The table below reflects the Expense Limitation amounts, as a percentage of average daily net assets, in effect during the year ended September 30, 2022.

	Institutional Class	Investor Class	Termination Date
ESG Large Value	0.75%	N/A	January 31, 2023
Defensive Long 500	1.35%	N/A	January 31, 2023
Total Return(1)	0.00%	0.25%	January 31, 2023
Enhanced 500 Plus	1.15%	N/A	January 31, 2023
Hedged Plus	1.15%	N/A	January 31, 2023
Short Strategies	1.35%	N/A	January 31, 2023

(1)	Per the Expense Limitation agreement for the Fund, the expenses subject to the expense limitation are also exclusive of management fees, if any.

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September 30, 2022

For the year ended September 30, 2022, investment advisory fees accrued and waivers were as follows:

	Gross Advisory Fee	Recoupments, Waivers and/or Reimbursements	Net Advisory Fee/ (Reimbursement)
ESG Large Value	$10,915	$—	$10,915
Defensive Long 500	333,144	(150,667)	182,477
Total Return	—	(195,738)	(195,738)
Enhanced 500 Plus	35,849	(83,147)	(47,298)
Hedged Plus	132,650	(102,096)	30,554
Short Strategies	87,881	(141,489)	(53,608)

For all Funds, except for ESG Large Value, Defensive Long 500 and Short Strategies, the Adviser is entitled to recover, subject to approval by the Board, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless a Fund’s expenses are below the Expense Limitation amount. As of September 30, 2022, the amounts of potential reimbursement from the Funds to the Adviser are as follows:

	Expiration

	09/30/2023	09/30/2024	09/30/2025	Total

Total Return
Institutional Class	$170,911	$164,802	$174,499	$510,212
Investor Class	17,025	18,550	21,239	56,814
Enhanced 500 Plus	79,156	88,717	83,147	251,020
Hedged Plus	109,329	118,207	102,096	329,632

Other Service Providers

The Bank of New York Mellon ("BNY Mellon") serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Funds, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Funds for these services are included in Transfer Agent fees in the Statements of Operations.

Pershing LLC provides prime brokerage services to the Funds under an Agreement for Prime Brokerage Services. Pershing LLC is a wholly owned subsidiary of The Bank of New York Mellon Corporation.

Foreside Funds Distributors LLC (the "Underwriter") provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Investor Class shares of Total Return, in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class shares plan, Total

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September 30, 2022

Return compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25%, on an annualized basis of the average daily net assets of Total Return’s Investor Class shares.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

JW Fund Management LLC ("JWFM") provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. ACA Group ("ACA"), operating through its subsidiary, Foreside Fund Officer Services LLC, provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 7, 2021, Alaric Compliance Services LLC ("Alaric") provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and ACA are compensated for their services provided to the Trust. Alaric was compensated for its services provided to the Trust through December 7, 2021.

Investment in Affiliated Funds

The following table lists each issuer owned by Total Return that may be deemed an "affiliated company" under the 1940 Act, as well as transactions that occurred in the security of such issuers during the year ended September 30, 2022:

Total Return
Name of Issuer	Value at 09/30/21	Purchase Cost	Sales Proceeds	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 09/30/22	Shares Held at 09/30/22	Dividend Income

Gotham Defensive Long 500 Fund	$2,689,109	$18,607	$627,482	$109,384	$(165,401)	$2,024,217	163,904	$18,607
Gotham Enhanced 500 ETF	5,382,364	—	812,753	11,222	(700,820)	3,880,013	197,000	13,632
Gotham Enhanced S&P 500 Index Fund	4,029,451	393,284	836,150	46,897	(719,012)	2,914,470	220,793	43,221
Gotham Hedged Core Fund	4,057,027	717,765	817,407	(30,041)	(941,306)	2,986,038	303,459	53,200
Gotham Hedged Plus Fund	2,706,841	127,591	682,180	104,974	(247,302)	2,009,924	191,239	30,586
Gotham Large Value Fund	5,324,591	1,000,689	1,166,567	(78,519)	(1,191,682)	3,888,512	303,790	79,796
Gotham Neutral Fund	2,671,386	37,262	868,470	7,699	289,943	2,137,820	206,753	—

Total	$26,860,769			$171,616	$(3,675,580)	$19,840,994		$239,042

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September 30, 2022

3. Investment in Securities

For the year ended September 30, 2022, aggregated purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales

ESG Large Value	$3,586,824	$3,715,887
Defensive Long 500	53,030,582	69,129,077
Total Return	2,295,198	5,811,010
Enhanced 500 Plus	9,527,981	9,591,298
Hedged Plus	42,951,238	46,412,574
Short Strategies	56,110,123	40,135,336

For the year ended September 30, 2022, the Funds had no purchases and sales of U.S. Government securities.

4. Capital Share Transactions

For the years ended September 30, 2022 and 2021, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021

	Shares	Value	Shares	Value

ESG Large Value:
Institutional Class
Sales	—	$—	—	$—
Reinvestments	11,596	148,086	2,654	31,555
Redemption Fees*	—	—	—	—
Redemptions	—	—	—	—

Net increase	11,596	$148,086	2,654	$31,555

Defensive Long 500:
Institutional Class
Sales	285,507	$3,869,790	14,121	$169,005
Reinvestments	12,400	169,751	42,153	476,753
Redemption Fees*	—	—	—	—
Redemptions	(1,672,365)	(22,701,667)	(1,896,428)	(23,300,963)

Net decrease	(1,374,458)	$(18,662,126)	(1,840,154)	$(22,655,205)

Total Return:
Institutional Class
Sales	10,948	$150,661	4,359	$50,461
Reinvestments	73,145	977,942	13,436	151,823
Redemption Fees*	—	—	—	45
Redemptions	(416,450)	(5,341,329)	(395,576)	(4,790,616)

Net decrease	(332,357)	$(4,212,726)	(377,781)	$(4,588,287)

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September 30, 2022

	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021

	Shares	Value	Shares	Value

Investor Class
Sales	3,204	$42,781	16,324	$198,612
Reinvestments	10,148	135,579	969	10,943
Redemption Fees*	—	—	—	5
Redemptions	(14,728)	(192,713)	(18,296)	(216,465)

Net decrease	(1,376)	$(14,353)	(1,003)	$(6,905)

Total net decrease	(333,733)	$(4,227,079)	(378,784)	$(4,595,192)

Enhanced 500 Plus:
Institutional Class
Sales	1,122	$15,042	2,223	$27,919
Reinvestments	30,393	411,225	2,670	32,071
Redemption Fees*	—	—	—	—
Redemptions	(14,723)	(199,198)	(1,303)	(15,651)

Net increase	16,792	$227,069	3,590	$44,339

Hedged Plus:
Institutional Class
Sales	8,541	$97,006	467,743	$4,681,900
Reinvestments	11,641	145,982	6,077	57,670
Redemption Fees*	—	2,519	—	—
Redemptions	(283,540)	(3,068,186)	(264,777)	(2,849,955)

Net increase/(decrease)	(263,358)	$(2,822,679)	209,043	$1,889,615

Short Strategies:
Institutional Class
Sales	3,149,440	$25,112,631	253,119	$1,646,780
Reinvestments	6,165	37,179	598	3,554
Redemption Fees*	—	5,945	—	78
Redemptions	(1,336,766)	(10,971,913)	(5,067,579)	(30,171,106)

Net increase/(decrease)	1,818,839	$14,183,842	(4,813,862)	$(28,520,694)

*

There is a 1.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less. The redemption fees are retained by each Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

Significant Shareholders

As of September 30, 2022, the Funds below had shareholders that held 10% or more of the total outstanding shares of each respective Fund. Transactions by these shareholders may have a material impact on each respective Fund.

ESG Large Value
Non-affiliated Shareholders	100%
Defensive Long 500
Affiliated Fund	12%
Non-affiliated Shareholders	50%

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September 30, 2022

Total Return
Affiliated Shareholders	7%
Non-affiliated Shareholders	67%
Enhanced 500 Plus
Non-affiliated Shareholders	96%
Hedged Plus
Affiliated Fund	23%
Non-affiliated Shareholders	77%
Short Strategies
Non-affiliated Shareholders	33%

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net assets were not affected by these adjustments. Permanent differences as of September 30, 2022, were primarily attributed to equalization utilized, reclassification of short term gains, redesignation of dividends paid, excess distribution and capitalized dividends on short sales which were reclassified among the following accounts:

	Total Distributable Earnings	Paid-in-Capital

Hedged Plus	$(126,202)	$126,202
Short Strategies	65,609	(65,609)

The tax character of distributions paid by the Funds during the year ended September 30, 2022, were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend	Return of Capital

ESG Large Value	$69,619	$209,292	$—
Defensive Long 500	169,751	—	—
Total Return	707,783	621,629	—
Enhanced 500 Plus	18,462	392,763	—
Hedged Plus	145,982	—	—
Short Strategies	46,504	—	—

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September 30, 2022

The tax character of distributions paid by the Funds during the year ended September 30, 2021, were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend	Return of Capital

ESG Large Value	$13,302	$47,502	$—
Defensive Long 500	476,753	—	—
Total Return	189,705	—	—
Enhanced 500 Plus	32,071	—	—
Hedged Plus	57,670	—	—
Short Strategies	3,624	—	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)

ESG Large Value	$—	$ 7,969	$ 144,396	$(125,079)
Defensive Long 500	(5,336,560)	51,434	—	3,764,270
Total Return	—	9,702	1,893,205	(1,587,670)
Enhanced 500 Plus	—	18,308	418,200	(161,753)
Hedged Plus	—	22,798	321,658	56,295
Short Strategies	(14,881,222)	—	—	1,510,350

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. The temporary differences as of September 30, 2022, were primarily attributed to wash sales, capital loss carryforward not yet utilized, and deferral of loss on unsettled short sale transactions. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of September 30, 2022, the federal tax cost, aggregated gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

ESG Large Value	$1,337,527	$63,951	$ (189,030)	$ (125,079)
Defensive Long 500	17,641,244	13,390,489	(9,626,219)	3,764,270
Total Return	21,428,664	428,091	(2,015,761)	(1,587,670)
Enhanced 500 Plus	4,592,097	669,854	(831,607)	(161,753)
Hedged Plus	16,822,839	5,087,052	(5,030,757)	56,295
Short Strategies	17,988,667	7,193,786	(5,683,436)	1,510,350

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GOTHAM FUNDS

Notes to Financial Statements (Concluded)

September 30, 2022

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30 or (ii) specified ordinary losses between November 1 and September 30) as occurring on the first day of the following tax year. For the year ended September 30, 2022, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until October 1, 2022. For the year ended September 30, 2022, the Funds did not deferred any amount of losses.

Accumulated capital losses represent net capital loss carryforwards as of September 30, 2022 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. For Short Strategies, the future use of available capital loss carryforwards may be subject to limitation under Internal Revenue Code Section 382. The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of September 30, 2022, the following Funds had long-term and short-term capital loss carryforwards in the following amounts:

	Capital Loss Carryforward

	Short-Term	Long-Term

Defensive Long 500	$5,336,560	$—
Short Strategies	14,849,627	31,595

For the year ended September 30, 2022, the following Funds utilized capital losses as follows:

Capital Losses Utilized

Defensive Long 500	$4,689,367
Hedged Plus	592,028
Short Strategies	1,571,585

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of Gotham ESG Large Value Fund, Gotham Defensive Long 500 Fund, Gotham Total Return Fund, Gotham Enhanced 500 Plus Fund, Gotham Hedged Plus Fund and Gotham Short Strategies Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Gotham ESG Large Value Fund, Gotham Defensive Long 500 Fund, Gotham Total Return Fund, Gotham Enhanced 500 Plus Fund, Gotham Hedged Plus Fund, and Gotham Short Strategies Fund (six of the funds constituting FundVantage Trust, referred to hereafter collectively as the "Funds") as of September 30, 2022, the related statements of operations and for Gotham Enhanced 500 Plus Fund and Gotham Hedged Plus Fund, the statements of cash flow for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations and for Gotham Enhanced 500 Plus Fund and Gotham Hedged Plus Fund, the results of each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, PA

November 23, 2022

We have served as the auditor of one or more investment companies in Gotham Asset Management LLC since 2011.

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Shareholder Tax Information

(Unaudited)

Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended September 30, 2022. The information and distributions reported here in may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. During the fiscal year ended September 30, 2022 the following dividends and distributions were paid by each of the Funds:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend	Return of Capital
ESG Large Value	$ 69,619	$209,292	$—
Defensive Long 500	169,751	—	—
Total Return	707,783	621,629	—
Enhanced 500 Plus	18,462	392,763	—
Hedged Plus	145,982	—	—
Short Strategies	46,504	—	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes. Hedged Plus had $126,202 attributable to equalization utilized.

Where appropriate, all designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2022 were designated as “qualified dividend income”, as defined in the Act, and are subject to reduced tax rates:

ESG Large Value	53.48%
Defensive Long 500	100.00%
Total Return	54.59%
Enhanced 500 Plus	100.00%
Hedged Plus	100.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

ESG Large Value	51.19%
Defensive Long 500	100.00%
Total Return	54.62%
Enhanced 500 Plus	100.00%
Hedged Plus	80.86%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

ESG Large Value	0.09%
Defensive Long 500	0.02%
Total Return	0.04%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

ESG Large Value	100.00%
Total Return	100.00%

103

GOTHAM FUNDS

Shareholder Tax Information (Concluded)

(Unaudited)

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.

104

GOTHAM FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1 (877) 974-6852 and on the Securities and Exchange Commission’s ("SEC") website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to its reports on Form N-PORT. portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Board Considerations with Respect to the Approval of the Continuation of the Investment Advisory Agreement with Gotham

At an in-person meeting held on June 21-22, 2022 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between the Gotham Asset Management, LLC (“Gotham” or the “Adviser”) and the Trust (the “Gotham Agreement”) on behalf of the Gotham Defensive Long 500 Fund, Gotham Enhanced 500 Plus Fund, Gotham ESG Large Value Fund, Gotham Hedged Plus Fund, Gotham Short Strategies Fund and Gotham Total Return Fund (together the “Gotham Funds”). At the Meeting, the Board considered the continuation of the Gotham Agreement with respect to each Fund for an additional one year period.

In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, considered information provided by Gotham in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Gotham 15(c) Response”) regarding (i) the services performed and to be performed by Gotham for the Gotham Funds, (ii) the composition and qualifications of Gotham’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the Gotham Funds, (iv) investment performance, (v) the financial condition of Gotham, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Gotham Funds and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material effect on Gotham’s ability to service the Gotham Funds, and (x) compliance with the Gotham Funds’ investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. In addition to the information in the Gotham 15(c) Response, the Trustees received additional information at Board meetings throughout the year covering matters such as the performance of each Gotham Fund compared against its Lipper Index and its benchmark; compliance with the Gotham Funds’ investment objectives, policies, strategy and limitations; the compliance of portfolio management personnel with applicable codes of ethics; and the adherence to pricing procedures as established by the Board.

The Board considered additional information provided by representatives from Gotham invited to participate in the Meeting regarding Gotham’s history, performance, investment strategy, and compliance program. Representatives of Gotham responded to questions from the Board. In addition to the foregoing information, the Trustees also considered other factors they believed to be relevant to considering the approval of the Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information as controlling, and different Trustees may have attributed different weights to various factors. After deliberating, the Trustees determined that the overall arrangement between the Gotham Funds and Gotham, as provided by the terms of the Gotham Agreement, including the advisory fees under the Gotham Agreement, were fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.

The Trustees considered the services provided by or to be provided by Gotham to the Gotham Funds. The Trustees considered Gotham’s personnel and the depth of Gotham’s personnel who provide investment management services to the Gotham Funds and

105

GOTHAM FUNDS

Other Information (Continued)

(Unaudited)

their experience. Based on the Gotham 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided (or to be provided) by Gotham are appropriate and consistent with the terms of the Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Gotham Funds are likely to benefit from the provision of those services, (iv) Gotham has sufficient personnel, with the appropriate skills and experience, to serve the Gotham Funds effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Gotham Funds is likely to continue under the Agreement.

The Board discussed Gotham’s business continuity plan, and its ability to continue to manage the Gotham Funds effectively in light of the ongoing COVID-19 pandemic, continuing federal, state and local responses thereto and related volatility in the financial markets.

The Trustees considered the investment performance for the Gotham Funds (as applicable) and Gotham. The Trustees reviewed historical performance charts which showed the performance of the Gotham Funds as compared to their respective benchmark indices and Lipper categories for the year-to-date, one year, two year, three year, five year, ten year and since inception periods ended March 31, 2022, as applicable. The Trustees considered the short term and long term performance of the Gotham Funds, as applicable. The Trustees noted that they considered performance reports provided at Board meetings throughout the year.

Gotham Defensive Long 500 Fund. The Trustees noted that the Gotham Defensive Long 500 Fund underperformed the S&P 500 Total Return Index for the one year, three year, five year and since inception periods ended March 31, 2022 and outperformed the S&P 500 Total Return Index for the year-to-date period ended March 31, 2022. The Trustees further noted that the Gotham Defensive Long 500 Fund outperformed the Lipper Alternative Long/Short Equity Funds Index for the one year, five year and since inception periods ended March 31, 2022 and underperformed the Lipper Alternative Long/Short Equity Funds Index for the year-to-date and three year periods ended March 31, 2022.

Gotham Enhanced 500 Plus Fund. The Trustees noted that the Gotham Enhanced 500 Plus Fund underperformed the S&P 500 Total Return Index for the three year, five year and since inception periods ended March 31, 2022 and outperformed the S&P 500 Total Return Index for the year-to-date and one year periods ended March 31, 2022. They further noted that the Gotham Enhanced 500 Plus Fund outperformed the Lipper Alternative Long/Short Equity Funds Index for the year-to-date, one year, three year, five year and since inception periods ended March 31, 2022.

Gotham ESG Large Value Fund. The Trustees noted that the Gotham ESG Large Value Fund underperformed the S&P 500 Total Return Index for the one year, three year and since inception periods ended March 31, 2022 and outperformed the S&P 500 Total Return Index for the year-to-date period ended March 31, 2022. The Trustees further noted that the Gotham ESG Large Value Fund underperformed the Lipper Multi-Cap Core Funds Index for the three year and since inception periods ended March 31, 2022 and outperformed the Lipper Multi-Cap Core Funds Index for the year-to-date and one year periods ended March 31, 2022.

Gotham Hedged Plus Fund. The Trustees noted that the Gotham Hedged Plus Fund underperformed the HFRX Equity Hedge Index for the year-to-date period ended March 31, 2022 and outperformed the HFRX Equity Hedge Index for the one year, three year, five year and since inception periods ended March 31, 2022. The Trustees further noted that the Gotham Hedged Plus Fund outperformed the Lipper Alternative Long/Short Equity Funds Index for the year-to-date, one year, three year, five year and since inception periods ended March 31, 2022.

Gotham Short Strategies Fund. The Trustees noted that the Gotham Short Strategies Fund outperformed the S&P 500 Inverse 50% Index for the year-to-date and one year periods ended March 31, 2022 and underperformed the S&P 500 Inverse 50% Index for the three year and since inception periods ended March 31, 2022. The Trustees further noted that that the Gotham Short Strategies Fund underperformed the Lipper Alternative Long/Short Equity Index for the three year and since inception periods ended March 31, 2022 and outperformed the Lipper Alternative Long/Short Equity Index for the year-to-date and one year periods ended March 31, 2022.

Gotham Total Return Fund. The Trustees noted that the Gotham Total Return Fund Institutional Class shares outperformed the HFRX Equity Hedge Index for the one year, five year and since inception periods ended March 31, 2022 and underperformed the HFRX Equity Hedge Index for the year-to-date and three year periods ended March 31, 2022. The Trustees further noted that the

106

GOTHAM FUNDS

Other Information (Continued)

(Unaudited)

Gotham Total Return Fund Institutional Class shares outperformed the Lipper Alternative Long/Short Equity Funds Index for the year-to-date, one year, five year and since inception periods ended March 31, 2022 and underperformed the Lipper Alternative Long/Short Equity Funds Index for the three year period ended March 31, 2022.

The Trustees concluded that the performance of each of the Gotham Funds was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees noted that the representatives of Gotham had provided information regarding its advisory fees and an analysis of these fees in relation to the services provided to the Funds and any other ancillary benefit resulting from the Gotham’s relationship with the Funds.

The Trustees also reviewed information regarding the fees Gotham charges to certain other clients and evaluated explanations provided by Gotham as to differences in fees charged to the Funds and other similarly managed accounts, where applicable. The Trustees also reviewed a peer comparison of advisory fees and total expenses for each Gotham Fund versus those funds in the Fund’s applicable Lipper category (the “Peer Group”). The Trustees concluded that the advisory fees and services provided by Gotham are consistent with those of other advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the Funds as measured by the information provided by Gotham.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Gotham Defensive Long 500 Fund. The contractual advisory fee and net total expense ratio for the Gotham Defensive Long 500 Fund’s Institutional Class shares were higher and lower than, respectively, the median contractual advisory fee and net total expense ratio for those funds in the Gotham Defensive Long 500 Fund’s Peer Group.

Gotham Enhanced 500 Plus Fund. The contractual advisory fee and net total expense ratio for the Gotham Enhanced 500 Plus Fund’s Institutional Class shares were equal to and lower than, respectively, the median contractual advisory fee and net total expense ratio for those funds in the Gotham Enhanced 500 Plus Fund’s Peer Group.

Gotham ESG Large Value Fund. The contractual advisory fee and net total expense ratio for the Gotham ESG Large Value Fund’s Institutional Class shares were higher than and lower than, respectively, the median of the contractual advisory fee and net total expense ratio for those funds in the Gotham ESG Large Value Fund’s Peer Group.

Gotham Hedged Plus Fund. The contractual advisory fee and the net total expense ratio for the Gotham Hedged Plus Fund’s Institutional Class shares were equal to and lower than, respectively, the median gross advisory fee and net total expense ratio for those funds in the Gotham Hedged Plus Fund’s Peer Group.

Gotham Short Strategies Fund. The contractual advisory fee and net total expense ratio for the Gotham Short Strategy Fund’s Institutional Class shares were higher and lower than, respectively, the median contractual advisory fee and net total expense ratio for those funds in the Gotham Short Strategies Fund’s Peer Group.

Gotham Total Return Fund. The net advisory fee and net total expense ratio for the Gotham Total Return Fund’s Institutional Class shares were lower than the median net advisory fee and net total expense ratio for those funds in the Gotham Total Return Fund’s Peer Group. The Trustees discussed that the Gotham Total Return Fund is a “fund of funds,” and that there is no advisory fee in respect of assets invested in other funds advised by Gotham. The Trustees noted that the Gotham Total Return Fund does not collect an advisory fee because it invests only in other series of the Trust advised by Gotham.

The Trustees also discussed the limitations of the comparative expense information provided with respect to each Gotham Fund’s Peer Group, given the potential varying nature, extent and quality of the services provided by the advisors of other portfolios included in each of the Peer Groups. Based upon their review, the Trustees concluded that the respective advisory fees for the Gotham Funds were reasonable in light of the high quality of services received by the Funds from Gotham.

107

GOTHAM FUNDS

Other Information (Concluded)

(Unaudited)

The Trustees considered the costs of the services provided by Gotham, the compensation and benefits received by Gotham in providing services to the Gotham Funds, its profitability and certain additional information related to Gotham’s financial condition. In addition, the Trustees considered any direct or indirect revenues received by affiliates of Gotham.

The Trustees considered the extent to which economies of scale may be realized relative to fee levels as the Funds grow, and whether the advisory fee levels reflect those economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of shareholders should be achieved if assets of the Funds increase because fixed expenses will be spread across a larger asset base. The Trustees also noted that the Funds’ advisory fees do not include “breakpoint” reductions in the advisory fee rates at specific asset levels but that Gotham has contractually agreed to waive fees and/or reimburse certain expenses of the Funds for the benefit of shareholders.

After consideration of all the factors, taking into consideration the information presented at the Board Meeting, the entire Board, including the Independent Trustees, unanimously approved the continuation of the Gotham Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

108

GOTHAM FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site www.gothamfunds.com.

If you have questions or comments about our privacy practices, please call us at 1 (877) 974-6852.

109

GOTHAM FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the "Trust") is governed by a Board of Trustees (the "Trustees"). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust, as of fiscal year-end. None of the Trustees are an "interested person" of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust ("Underwriter"), within the meaning of the 1940 Act and each Trustee is referred to as an "Independent Trustee" and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contain additional information about the Trustees and is available, without charge, upon request by calling (877) 974-6852.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	36	Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	36	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

110

GOTHAM FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	36	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP,Headof GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	36	Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

111

GOTHAM FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Assets Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	36	Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

CHRISTINE S. CATANZARO Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.

T. RICHARDKEYES Date of Birth: 1/57	Vice President	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Managing Director, Client Management of Foreside Financial Group since December 2021; Chief Executive Officer of Alaric Compliance Services LLC from June 2004 to December 2021.

112

Investment Adviser

Gotham Asset Management, LLC

825 Third Avenue, 17th Floor

New York, NY 10022

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

GOTII-0922

Sirios Long/Short Fund

Sirios Focus Fund

of

FundVantage Trust

Institutional Class

ANNUAL REPORT

September 30, 2022

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

SIRIOS LONG/SHORT FUND

Annual Investment Adviser’s Report

September 30, 2022

(Unaudited)

Dear Fellow Shareholder:

Sirios Long/Short Fund Class I shares (SLHIX) returned -9.10% net of expenses for the fiscal year ended September 30, 2022, while the HFRX Equity Hedge Index returned -2.27%.

The Sirios Long/Short Fund (the "Fund") is a liquid, long/short strategy that seeks to deliver long-term capital appreciation. The Fund’s long exposure is comprised of companies exhibiting earnings growth potential and attractive valuation. Meanwhile, short exposure includes sector and index hedges, as well as mega-capitalization, single-stock positions. Single-stock and index put options may also be utilized.

Portfolio Review

For the fiscal year, long common equity positions detracted 17.80% from gross performance, while short common equity positions contributed 7.12%. Other income, expenses, and currency hedges contributed 1.58%. Geographically, North America and Europe detracted 3.81% and 7.08%, respectively, from gross performance, while Asia contributed 0.21%. The most significant individual positive long contributors (+2.77%) were Eli Lilly, Constellation Brands, LPL Financial, Pfizer, and Qualcomm. The most significant long detractors (11.37%) were Cellnex Telecom (Spain), S&P Global, Carnival, Alcon (Switzerland), and Southwest Airlines.

Exposure Analysis

Total net exposure as of fiscal year-end was 48%, as compared to 60% the prior fiscal year-end, as gross long exposure decreased by 16% and gross short exposure decreased by 4%. Net exposure is balanced across the Energy/Industrials (+16%), Financials/RE (+16%), Health Care (+11%), Technology/Communications (+5%), and Consumer (+3%) sectors. During the fiscal year, net exposure increased in the Energy/Industrials (+7%) and Financials/RE (+3%) sector, while net exposure decreased in the Consumer (-11%), Technology/Communications (-8%), and Health Care (-3%) sectors.

Net exposure remains primarily focused on North America (+30%), with positive net exposure to Europe (+18%) and no direct exposure to Asia as of fiscal year-end. During the fiscal year, net exposure to North America decreased by 12% driven by decreased gross long exposure. Net exposure to Europe remained consistent with the prior fiscal year end.

Market Overview

The U.S. economy experienced slowing growth over the last year due to supply chain disruptions, geopolitical tensions, and global central bank tightening. Equity markets reached all-time highs in early January as pent-up consumer demand remained robust, then moved lower as persistent inflation concerns prompted the Federal Reserve (the "Fed") to embark on an aggressive rate tightening policy. U.S. real gross domestic product ("GDP") decreased from 6.9% in 4Q21 to -1.6% in 1Q22 followed by -0.6% in 2Q22, and slower growth is expected to continue in 3Q22. The U.S. housing market decelerated as new home sales, housing starts, and building permits plunged as demand for mortgages dropped to a 25 year low amid surging rates. Manufacturing slowed with the Institute for Supply Management ("ISM") manufacturing index falling close to contractionary territory as new orders slumped. The labor market remained resilient throughout the year with an average of 460,000 jobs added monthly. In addition, the unemployment rate dropped to 3.5% in September from 4.7% a year ago, the lowest level since the pandemic ended. The combination of fiscal stimulus tailwinds and strong economic reopening demand contributed to unrelenting higher inflation, which was reflected in both year over year core Producer Price Index ("PPI") up 8.5% and year over year core Consumer Price Index ("CPI") up 6.6%. S&P 500® companies’ 2Q22 results yielded a 6.7% blended earnings growth rate and blended revenue growth rate just under 14%. In addition, 75% of S&P 500® companies surpassed earnings estimates, below the five-year average of 77%, while 70% of companies surpassed revenue estimates, above the five-year average of 69%.

The Fed raised the benchmark fed funds target rate to between 3.00%-3.25% and commenced asset sales to reduce the scope of their balance sheet, indicating additional tightening is expected with the need for vigilance to bring inflation back to their 2% long

1

SIRIOS LONG/SHORT FUND

Annual Investment Adviser’s Report (Concluded)

September 30, 2022

(Unaudited)

term objective. Ahead of midterm elections the fiscal policy front focused on passage of President Biden’s Inflation Reduction Act, which was signed into law on August 16, 2022 and included certain provisions intended to increase spending on energy, climate change, and tax reform.

Outlook

Recent economic data showed some moderation in goods inflation and easing of supply chain bottlenecks while services inflation remained elevated and supported by a continued tight labor market. Labor tightness has resulted in an escalation of wages, although still relatively contained in the 5-6% range. The combination of the longer-term consequences of adapting to a new post-pandemic hybrid work paradigm where part-time work may take a greater share of employment and the roughly 1 million workers that never returned to the workforce could keep labor tight even as the economy slows. Long-term trends, as baby boomers retire, also put pressure on the size of the labor force.

If wage inflation remains around 5% and productivity returns to 1.5-2.0%, coupled with continued moderation in goods inflation, a baseline of 2.5-3.5% core inflation over the mid-term seems likely. With the Fed’s stated intention of slightly positive real interest rates across the yield curve, and the expectation of 125 basis points ("bps") of additional rate increases this year, followed by 25bps in early 2023, the Fed’s goal could be achieved by early next year.

Once interest rates stabilize in the 4-4.5% range, valuations should begin to stabilize as well, albeit at much lower levels than the recent past. The unwinding of the Fed’s bloated $9 trillion balance sheet is likely to keep upward pressure on rates at the long end of the curve and pressure the demand within interest-sensitive sectors, such as housing and autos. Profit margins are also likely to see continued pressure as tight labor supply, cost pressures from the ongoing energy transition, supply constraints due to the Russian invasion of Ukraine, and efforts to re-shore production closer to end demand all combine to put upward pressure on costs while demand remains muted by the economic impact of higher interest rates.

Given the outlook for a softer economy and margin pressure, along with higher interest rates, we believe that the environment for stock picking should continue to improve in the months and quarters ahead.

Thank you for your continued confidence in Sirios Capital Management.

Sincerely,

John F. Brennan, Jr.

Managing Director

This letter is intended to assist shareholders in understanding how the Sirios Long/Short Fund performed during the year ended September 30, 2022. Any statements of opinion constitute only past opinions of Sirios Capital Management, L.P. (“Sirios”), which may have changed and which Sirios does not undertake to update. Past performance is no guarantee of future results of any fund or account managed by Sirios.

The above commentary is for informational purposes only and is not intended as investment advice or securities recommendations, either explicit or implicit.

Sector exposures and holdings are subject to change. Exposures are expressed as a percentage of net assets and exclude cash and cash equivalents.

2

SIRIOS FOCUS FUND

Annual Investment Adviser’s Report

September 30, 2022

(Unaudited)

Dear Fellow Shareholder:

Sirios Focus Fund Class I shares (SFFIX) returned -16.74% net of expenses for the fiscal year ended September 30, 2022, while the S&P 500 Total Return Index returned -15.47%.

The Sirios Focus Fund (the Fund ) is a concentrated long strategy that seeks to deliver long-term capital appreciation. The Fund’s exposure consists primarily of equity and equity-related securities of approximately 25 to 60 companies. The Fund typically invests in companies exhibiting long-term earnings growth potential and attractive valuation.

Portfolio Review

For the fiscal year, common equity positions detracted 18.20% from gross performance, while other income, expenses, and currency hedges contributed 1.46%. Geographically, North America and Europe detracted 10.75% and 7.45%, respectively, from gross performance. The most significant individual positive long contributors (+2.76%) were Eli Lilly, Constellation Brands, LPL Financial, Pfizer, and Qualcomm. The most significant long detractors (11.47%) were Cellnex Telecom (Spain), S&P Global, Carnival, Alcon (Switzerland), and Southwest Airlines.

Exposure Analysis

The Fund’s cash balance as a percentage of the entire portfolio increased by 6.6% during the fiscal year. Exposure is balanced across the Energy/Industrials (+26.8%), Financials/RE (+24.5%), Health Care (+19.2%), Technology/Communications (+14.4%), and Consumer (+7.7%) sectors. During the period, exposure increased in the Energy/Industrials (+12.5%) and Financials/RE (+7.0%) sectors, while exposure decreased in the Technology/Communications (-13.7%), Consumer (-11.7%), and Health Care (-0.7%) sectors.

The Fund’s exposure remains primarily focused on North America (+71.2%), with positive exposure to Europe (+21.4%) and no direct exposure to Asia as of fiscal year-end. During the period, exposure to North America decreased by 10.3% while exposure to Europe increased 3.7%.

Market Overview

The U.S. economy experienced slowing growth over the last year due to supply chain disruptions, geopolitical tensions, and global central bank tightening. Equity markets reached all-time highs in early January as pent-up consumer demand remained robust, then moved lower as persistent inflation concerns prompted the Federal Reserve (the Fed )toembarkonanaggressiverate tightening policy. U.S. real gross domestic product (“GDP”) decreased from 6.9% in 4Q21 to -1.6% in 1Q22 followed by -0.6% in 2Q22, and slower growth is expected to continue in 3Q22. The U.S. housing market decelerated as new home sales, housing starts, and building permits plunged as demand for mortgages dropped to a 25 year low amid surging rates. Manufacturing slowed with the Institute for Supply Management (“ISM”) manufacturing index falling close to contractionary territory as new orders slumped. The labor market remained resilient throughout the year with an average of 460,000 jobs added monthly. In addition, the unemployment rate dropped to 3.5% in September from 4.7% a year ago, the lowest level since the pandemic ended. The combination of fiscal stimulus tailwinds and strong economic reopening demand contributed to unrelenting higher inflation, which was reflected in both year over year core Producer Price Index (“PPI”) up 8.5% and year over year core Consumer Price Index (“CPI”) up 6.6%. S&P 500® companies’ 2Q22 results yielded a 6.7% blended earnings growth rate and blended revenue growth rate just under 14%. In addition, 75% of S&P 500 companies surpassed earnings estimates, below the five-year average of 77%, while 70% of companies surpassed revenue estimates, above the five-year average of 69%.

The Fed raised the benchmark fed funds target rate to between 3.00%-3.25% and commenced asset sales to reduce the scope of their balance sheet, indicating additional tightening is expected with the need for vigilance to bring inflation back to their 2% long

3

SIRIOS FOCUS FUND

Annual Investment Adviser’s Report (Concluded)

September 30, 2022

(Unaudited)

term objective. Ahead of midterm elections the fiscal policy front focused on passage of President Biden’s Inflation Reduction Act, which was signed into law on August 16, 2022 and included certain provisions intended to increase spending on energy, climate change, and tax reform.

Outlook

Recent economic data showed some moderation in goods inflation and easing of supply chain bottlenecks while services inflation remained elevated and supported by a continued tight labor market. Labor tightness has resulted in an escalation of wages, although still relatively contained in the 5-6% range. The combination of the longer-term consequences of adapting to a new post-pandemic hybrid work paradigm where part-time work may take a greater share of employment and the roughly 1 million workers that never returned to the workforce could keep labor tight even as the economy slows. Long-term trends, as baby boomers retire, also put pressure on the size of the labor force.

If wage inflation remains around 5% and productivity returns to 1.5-2.0%, coupled with continued moderation in goods inflation, a baseline of 2.5-3.5% core inflation over the mid-term seems likely. With the Fed’s stated intention of slightly positive real interest rates across the yield curve, and the expectation of 125 basis points ( bps ) of additional rate increases this year, followed by 25bps in early 2023, the Fed’s goal could be achieved by early next year.

Once interest rates stabilize in the 4-4.5% range, valuations should begin to stabilize as well, albeit at much lower levels than the recent past. The unwinding of the Fed’s bloated $9 trillion balance sheet is likely to keep upward pressure on rates at the long end of the curve and pressure the demand within interest-sensitive sectors, such as housing and autos. Profit margins are also likely to see continued pressure as tight labor supply, cost pressures from the ongoing energy transition, supply constraints due to the Russian invasion of Ukraine, and efforts to re-shore production closer to end demand all combine to put upward pressure on costs while demand remains muted by the economic impact of higher interest rates.

Given the outlook for a softer economy and margin pressure, along with higher interest rates, we believe that the environment for stock picking should continue to improve in the months and quarters ahead.

Thank you for your continued confidence in Sirios Capital Management.

Sincerely,

John F. Brennan, Jr.

Managing Director

This letter is intended to assist shareholders in understanding how the Sirios Focus Fund performed during the year ended September 30, 2022. Any statements of opinion constitute only past opinions of Sirios Capital Management, L.P. (“Sirios”), which may have changed and which Sirios does not undertake to update. Past performance is no guarantee of future results of any fund or account managed by Sirios.

The above commentary is for informational purposes only and is not intended as investment advice or securities recommendations, either explicit or implicit.

Sector exposures and holdings are subject to change. Exposures are expressed as a percentage of net assets and exclude cash and cash equivalents.

4

SIRIOS LONG/SHORT FUND

Annual Report

Performance Data

September 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Sirios Long/Short Fund Institutional Class

vs. HFRX Equity Hedge Index

Average Annual Total Returns for the Periods Ended September 30, 2022
	1 Year	3 Years	Since Inception
Institutional Class Shares	-9.10%	0.56%	2.52%*
HFRX Equity Hedge Index	-2.27%	4.65%	2.51%*	*

*	The Sirios Long/Short Fund (the "Fund") Institutional Class shares commenced operations on May 3, 2018.

**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 640-5704. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated February 1, 2022 are 2.49% and 1.60%, respectively, for Institutional Class shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Sirios Capital Management, L.P. (the “Adviser”) has contractually agreed to reduce its compensation and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, extraordinary items, brokerage commissions, fees and expenses attributable to a distribution or service plan adopted by the Trust, dividend and interest expense on short sales of securities, and “Acquired Fund Fees and Expenses,” as defined in Form N-1A, do not exceed 1.60% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until April 30, 2023, unless the Board of Trustees of the Trust approves its earlier termination. This agreement may be terminated only by the Fund’s Board of Trustees. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts waived, reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek recoupment from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund evaluates its performance as compared to that of the HFRX Equity Hedge Index (“HFRX Index”). Hedge Fund Research, Inc. constructs the HFRX Index methodology. The HFRX Index is comprised of long/short equity hedge funds. The HFRX Index is unmanaged and its returns (i) do not include sales charges or fees, which would lower performance; and (ii) are subject to a variety of material distortions, as investments in hedge funds typically involve substantial risks, including the “risk of ruin.” It is impossible to invest directly in an index.

5

SIRIOS LONG/SHORT FUND

Annual Report

Performance Data (Concluded)

September 30, 2022

(Unaudited)

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Mutual Fund investing involves risk, including loss of principal.

6

SIRIOS FOCUS FUND

Annual Report

Performance Data

September 30, 2022

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Sirios Focus Fund Institutional Class

vs. S&P 500® Index

Average Annual Total Returns for the Periods Ended September 30, 2022
	1 Year	Since Inception
Institutional Class Shares	-16.74%	-1.55%*
S&P 500® Index	-15.47%	-0.18%*	*

*	The Sirios Focus Fund (the "Fund") Institutional Class shares commenced operations on December 16, 2020.

**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 640-5704. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long-term potential. The Fund returns will fluctuate over long and short-term periods.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated February 1, 2022, are 3.10% and 1.60%, respectively, for Institutional Class shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Sirios Capital Management, L.P. (the “Adviser”) has contractually agreed to reduce its compensation and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, extraordinary items, brokerage commissions, fees and expenses attributable to a distribution or service plan adopted by the Trust, dividend and interest expense on short sales of securities and “Acquired Fund Fees and Expenses,” as defined in Form N-1A, do not exceed 1.60% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until February 1, 2023, unless the Board of Trustees of the Trust approves its earlier termination. This agreement may be terminated only by the Fund’s Board of Trustees. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts waived, reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek recoupment from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund evaluates its performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

7

SIRIOS FOCUS FUND

Annual Report

Performance Data (Concluded)

September 30, 2022

(Unaudited)

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Mutual Fund investing involves risk, including loss of principal.

8

SIRIOS FUNDS

Fund Expense Disclosure

September 30, 2022

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2022 through September 30, 2022 and held for the entire period.

Actual Expenses

The first line of each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio	Expenses Paid During Period

Sirios Long/Short Fund
Institutional Class*
Actual	$1,000.00	$903.40	1.62%	$7.73	**
Hypothetical (5% return before expenses)	1,000.00	1,016.95	1.62%	8.19	**

Sirios Focus Fund
Institutional Class***
Actual	$1,000.00	$817.90	1.60%	$7.29
Hypothetical (5% return before expenses)	1,000.00	1,017.05	1.60%	8.09

*

Expenses are equal to the annualized expense ratio for the six-month period ended September 30, 2022 of 1.62% for Institutional shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), then divided by 365 to reflect the period. The Institutional Class shares ending account values on the first line of the table is based on the actual six-month total return of (9.66%).

**

These amounts include interest paid on securities which the Fund has sold short (“Short-sale interest”). The amount of short-sale interest expense was 0.02% of average net assets for the Institutional Class shares of the Fund.

***

Expenses are equal to the annualized expense ratio for the six-month period ended September 30, 2022 of 1.60% for Institutional Class shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), then divided by 365 to reflect the period. The Institutional Class shares ending account values on the first line of the table is based on the actual six-month total return of (18.21%).

9

SIRIOS LONG/SHORT FUND

Portfolio Holdings Summary Table

September 30, 2022

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value

LONG POSITIONS:
COMMON STOCKS:
Healthcare-Products	13.2%	$3,583,051
Software	7.2	1,955,088
Diversified Financial Services	5.8	1,567,138
Banks	4.9	1,329,834
Commercial Services	4.4	1,205,216
Semiconductors	3.9	1,067,837
Pharmaceuticals	3.2	867,859
Retail	2.4	654,508
Leisure Time	2.3	633,912
Airlines	2.3	629,938
Auto Manufacturers	2.3	623,490
Oil & Gas Services	2.2	596,137
Oil & Gas	2.1	571,734
Beverages	2.0	538,370
Building Materials	1.9	504,210
Internet	1.7	461,990
Miscellaneous Manufacturing	1.5	417,950
Electronics	1.5	400,796
Transportation	1.3	365,941
Environmental Control	0.7	198,911
Pipelines	0.5	149,071
Biotechnology	0.4	95,853
Telecommunications	0.2	47,150

Total Common Stocks	67.9	18,465,984

Short-Term Investment	25.2	6,842,781

Total Long Positions	93.1	25,308,765

SHORT POSITIONS:
COMMON STOCKS:
Diversified Financial Services	(0.2)	(39,080)
Media	(0.2)	(65,230)
Transportation	(0.4)	(95,763)
Environmental Control	(0.4)	(107,020)
Internet	(0.4)	(117,499)
Pharmaceuticals	(0.5)	(130,450)
Retail	(1.1)	(303,777)
Oil & Gas	(1.4)	(389,141)

Total Short Position	(4.6)	(1,247,960)

Other Assets in Excess of Liabilities	11.5	3,130,872

NET ASSETS	100.0%	$27,191,677

Portfolio holdings are subject to change at any time.

The Fund obtains its short exposure through the use of one or more swap contracts. Refer to the Portfolio of Investments for more details on the individual swap contracts.

The accompanying notes are an integral part of the financial statements.

10

SIRIOS LONG/SHORT FUND

Portfolio of Investments

September 30, 2022

	Number of Shares	Value
LONG POSITIONS — 93.1%
COMMON STOCKS — 67.9%
Airlines — 2.3%
Southwest Airlines Co.†*	20,426	$629,938

Auto Manufacturers — 2.3%
PACCAR, Inc.†	7,450	623,490

Banks — 4.9%
Wells Fargo & Co.†	33,064	1,329,834

Beverages — 2.0%
Constellation Brands, Inc., Class A†	2,344	538,370

Biotechnology — 0.4%
Biogen, Inc.*	359	95,853

Building Materials — 1.9%
Johnson Controls International PLC	10,244	504,210

Commercial Services — 4.4%
S&P Global, Inc.†	3,947	1,205,216

Diversified Financial Services — 5.8%
American Express Co.†	5,757	776,677
LPL Financial Holdings, Inc.	3,618	790,461

		1,567,138

Electronics — 1.5%
Keysight Technologies, Inc.*	2,547	400,796

Environmental Control — 0.7%
Waste Connections, Inc.	1,472	198,911

Healthcare-Products — 13.2%
Abbott Laboratories	8,319	804,946
Alcon, Inc. (Switzerland)	20,990	1,221,198
Boston Scientific Corp.†*	19,246	745,398
Danaher Corp.†	2,069	534,402
Lantheus Holdings, Inc.*	2,064	145,161
Medtronic PLC (Ireland)	1,634	131,946

		3,583,051

Internet — 1.7%
Alphabet, Inc., Class A†*	4,830	461,990

Leisure Time — 2.3%
Norwegian Cruise Line Holdings Ltd.*	36,355	412,993
Royal Caribbean Cruises Ltd.*	5,829	220,919

		633,912

Miscellaneous Manufacturing — 1.5%
Eaton Corp. PLC	3,134	417,950

Oil & Gas — 2.1%
Hess Corp.	1,969	214,601

	Number of Shares	Value
Common Stocks — (Continued)
Oil & Gas — (Continued)
Occidental Petroleum Corp.	2,418	$148,586
Patterson-UTI Energy, Inc.	17,855	208,547

		571,734

Oil & Gas Services — 2.2%
Halliburton Co.	6,491	159,808
Schlumberger NV	12,154	436,329

		596,137

Pharmaceuticals — 3.2%
Eli Lilly & Co.†	1,843	595,934
Pfizer, Inc.	6,214	271,925

		867,859

Pipelines — 0.5%
Golar LNG Ltd. (Bermuda)*	5,982	149,071

Retail — 2.4%
Portillo’s, Inc., Class A*	20,905	411,619
Williams-Sonoma, Inc.	2,061	242,889

		654,508

Semiconductors — 3.9%
Analog Devices, Inc.†	6,080	847,187
QUALCOMM, Inc.	1,953	220,650

		1,067,837

Software — 7.2%
Adobe, Inc.*	2,458	676,442
Microsoft Corp.	1,100	256,190
Roper Technologies, Inc.†	2,843	1,022,456

		1,955,088

Telecommunications — 0.2%
Anterix, Inc.*	1,320	47,150

Transportation — 1.3%
Old Dominion Freight Line, Inc	1,471	365,941

TOTAL COMMON STOCKS (Cost $19,074,498)		18,465,984

SHORT-TERM INVESTMENTS — 25.2%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 2.85%(a) (Cost $6,842,781)	6,842,781	6,842,781

TOTAL LONG POSITIONS - 93.1% (Cost $25,917,279)		$25,308,765

The accompanying notes are an integral part of the financial statements.

11

SIRIOS LONG/SHORT FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
SHORT POSITIONS — (4.6)%
COMMON STOCKS — (4.6)%
Diversified Financial Services — (0.2)%
Capital One Financial Corp.	(424)	$(39,080)

Environmental Control — (0.4)%
Waste Management, Inc.	(668)	(107,020)

Internet — (0.4)%
Meta Platforms, Inc. Class A*	(866)	(117,499)

Media — (0.2)%
Comcast Corp. Class A	(2,224)	(65,230)

Oil & Gas — (1.4)%
Exxon Mobil Corp.	(4,457)	(389,141)

Pharmaceuticals — (0.5)%
Bristol-Myers Squibb Co.	(1,835)	(130,450)

Retail — (1.1)%
Home Depot, Inc. (The)	(456)	(125,829)
Walmart, Inc.	(1,372)	(177,948)

		(303,777)

	Number of Shares	Value
Common Stocks — (Continued)
Transportation — (0.4)%
FedEx Corp.	(645)	$(95,763)

TOTAL COMMON STOCKS (Proceeds $1,423,089)		(1,247,960)

TOTAL SHORT POSITIONS - (4.6)% (Proceeds $1,423,089)		(1,247,960)

OTHER ASSETS IN EXCESS OF LIABILITIES - 11.5%		3,130,872

NET ASSETS - 100.0%		$27,191,677

†	Security position is either entirely or partially held in a segregated account as collateral for swap agreements and forward foreign currency contracts or securities sold short.

*	Non-income producing.

(a)	Rate disclosed is the 7-day yield at September 30, 2022.

Forward foreign currency contracts outstanding as of September 30, 2022 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
CAD	39,000	USD	28,471	12/21/22	MS	$(226)
EUR	1,668,000	USD	1,637,877	12/21/22	MS	7,632
SEK	539,000	USD	48,476	12/21/22	MS	355
USD	556,011	CAD	743,000	12/21/22	MS	17,901
USD	2,306,107	EUR	2,303,000	12/21/22	MS	34,161
USD	1,873,204	GBP	1,645,000	12/21/22	MS	34,125
USD	567,557	GBP	526,000	12/21/22	MS	(20,501)
USD	714,501	SEK	7,774,000	12/21/22	MS	10,196

						$83,643

The following table represents Total Return Swaps - Long positions and their related values as of September 30, 2022.

						Unrealized
Reference Entity/Index (Receive)	Pay	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Appreciation (Depreciation)*

Airbus SE	U.S. Fed Funds +0.550%	Maturity	MS	01/22/25	$767,775	$(152,670)

BAE Systems PLC	U.S. Fed Funds +0.550%	Maturity	MS	01/22/25	554,543	2,099

London Stock Exchange Group PLC	U.S. Fed Funds +0.550%	Maturity	MS	01/22/25	1,999,475	(178,841)

The accompanying notes are an integral part of the financial statements.

12

SIRIOS LONG/SHORT FUND

Portfolio of Investments (Continued)

September 30, 2022

Reference Entity/Index (Receive)	Pay	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)*

Telefonaktiebolaget LM Ericsson	U.S. Fed Funds +0.550%	Maturity	MS	01/22/25	$909,991	$(245,782)

Canadian Pacific Railway Ltd.	U.S. Fed Funds +0.550%	Maturity	MS	06/30/25	531,299	(27,943)

						$(603,137)

The following table represents Total Return Swaps - Short positions and their related values as of September 30, 2022.

Reference Entity/Index (Pay)	Receive	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation*
Dow Jones U.S. Real Estate Index	U.S. Fed Funds -0.200%	Maturity	MS	10/31/22	$113,104	$6,290
S&P 500 Equal Weight Consumer Discretionary	U.S. Fed Funds -0.350%	Maturity	MS	10/31/22	264,085	49,779
S&P 500 Index Pharmaceuticals Select Sector	U.S. Fed Funds -0.350%	Maturity	MS	12/07/23	782,983	99,915
S&P 500 Index Transportation Select Sector	U.S. Fed Funds -0.522%	Maturity	MS	12/07/23	567,874	74,943
S&P 500 Equal Weight Communication Services	U.S. Fed Funds -0.350%	Maturity	MS	02/22/24	729,878	270,980
S&P 500 Index Semiconductor Select Industry	U.S. Fed Funds -0.070%	Maturity	MS	04/11/24	617,870	143,816
S&P 500 Index Software & Services Select Industry	U.S. Fed Funds +0.070%	Maturity	MS	04/11/24	751,106	254,893
S&P 500 Index Retail Select Industry	U.S. Fed Funds -1.270%	Maturity	MS	07/24/24	511,820	182,843
S&P 500 Equal Weight Financial	U.S. Fed Funds -0.350%	Maturity	MS	07/31/24	1,321,186	166,177
Industrial Select Sector	U.S. Fed Funds -0.350%	Maturity	MS	12/03/24	1,545,054	240,094
S&P 500 Index	U.S. Fed Funds -0.250%	Maturity	MS	12/05/24	878,225	195,145
Moody’s Corporation	U.S. Fed Funds -0.300%	Maturity	MS	12/06/24	641,155	188,340
Technology Select Sector	U.S. Fed Funds -0.100%	Maturity	MS	01/10/25	769,964	240,166
Health Care Select Sector	U.S. Fed Funds -0.250%	Maturity	MS	01/24/25	912,819	100,865
S&P 500 Equal Weight Energy	U.S. Fed Funds -0.350%	Maturity	MS	09/29/25	144,648	20,592

						$2,234,838

Total Swap Contracts						$1,631,701

*	Includes $(58,970) related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

13

SIRIOS LONG/SHORT FUND

Portfolio of Investments (Concluded)

September 30, 2022

CAD	Canada Dollar
USD	United States Dollar
GBP	British Pound
EUR	Euro
SEK	Sweden Krona
MS	Morgan Stanley
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

14

SIRIOS FOCUS FUND

Portfolio Holdings Summary Table

September 30, 2022

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Healthcare-Products	15.3%	$1,493,054
Software	7.4	719,265
Diversified Financial Services	5.9	572,617
Banks	5.0	484,168
Commercial Services	4.9	477,567
Semiconductors	4.8	468,323
Pharmaceuticals	3.5	341,770
Leisure Time	3.0	290,727
Airlines	2.8	276,820
Retail	2.6	250,507
Auto Manufacturers	2.6	249,480
Oil & Gas Services	2.3	224,042
Beverages	2.2	209,927
Oil & Gas	2.1	208,273
Building Materials	1.9	188,119
Transportation	1.9	184,339
Internet	1.8	175,996
Miscellaneous Manufacturing	1.7	162,699
Electronics	1.6	152,954
Environmental Control	0.8	73,781
Pipelines	0.6	54,276
Biotechnology	0.3	34,710
Telecommunications	0.2	17,539

Total Common Stocks	75.2	7,310,953

Other Assets in Excess of Liabilities	24.8	2,412,055

NET ASSETS	100.0%	$9,723,008

Portfolio holdings are subject to change at any time.

The Fund obtains its short exposure through the use of one or more swap contracts. Refer to the Portfolio of Investments for more details on the individual swap contracts.

The accompanying notes are an integral part of the financial statements.

15

SIRIOS FOCUS FUND

Portfolio of Investments

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — 75.2%
Airlines — 2.8%
Southwest Airlines Co.*	8,976	$276,820

Auto Manufacturers — 2.6%
PACCAR, Inc.	2,981	249,480

Banks — 5.0%
Wells Fargo & Co.	12,038	484,168

Beverages — 2.2%
Constellation Brands, Inc., Class A	914	209,927

Biotechnology — 0.3%
Biogen, Inc.*	130	34,710

Building Materials — 1.9%
Johnson Controls International PLC	3,822	188,119

Commercial Services — 4.9%
S&P Global, Inc.	1,564	477,567

Diversified Financial Services — 5.9%
American Express Co.†	2,110	284,660
LPL Financial Holdings, Inc.	1,318	287,957

		572,617

Electronics — 1.6%
Keysight Technologies, Inc.*	972	152,954

Environmental Control — 0.8%
Waste Connections, Inc.	546	73,781

Healthcare-Products — 15.3%
Abbott Laboratories†	3,123	302,181
Alcon, Inc. (Switzerland)	9,790	569,582
Boston Scientific Corp.†*	8,338	322,931
Danaher Corp.	759	196,042
Lantheus Holdings, Inc.*	751	52,818
Medtronic PLC (Ireland)	613	49,500

		1,493,054

Internet — 1.8%
Alphabet, Inc., Class A*	1,840	175,996

Leisure Time — 3.0%
Norwegian Cruise Line Holdings Ltd.*	18,606	211,364
Royal Caribbean Cruises Ltd.*	2,094	79,363

		290,727

Miscellaneous Manufacturing — 1.7%
Eaton Corp. PLC	1,220	162,699

Oil & Gas — 2.1%
Hess Corp.	717	78,146

	Number of Shares	Value
Common Stocks — (Continued)
Oil & Gas — (Continued)
Occidental Petroleum Corp.	881	$54,137
Patterson-UTI Energy, Inc.	6,506	75,990

		208,273

Oil & Gas Services — 2.3%
Halliburton Co.	2,461	60,590
Schlumberger NV	4,553	163,452

		224,042

Pharmaceuticals — 3.5%
Eli Lilly & Co.	730	236,046
Pfizer, Inc.†	2,416	105,724

		341,770

Pipelines — 0.6%
Golar LNG Ltd. (Bermuda)*	2,178	54,276

Retail — 2.6%
Portillo’s, Inc., Class A*	8,078	159,056
Williams-Sonoma, Inc.	776	91,451

		250,507

Semiconductors — 4.8%
Analog Devices, Inc.†	2,761	384,718
QUALCOMM, Inc.	740	83,605

		468,323

Software — 7.4%
Adobe, Inc.*	887	244,102
Microsoft Corp.	408	95,023
Roper Technologies, Inc.	1,057	380,140

		719,265

Telecommunications — 0.2%
Anterix, Inc.*	491	17,539

The accompanying notes are an integral part of the financial statements.

16

SIRIOS FOCUS FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
Common Stocks — (Continued)
Transportation — 1.9%
Old Dominion Freight Line, Inc.	741	$184,339

TOTAL COMMON STOCKS (Cost $7,644,012)		7,310,953

TOTAL INVESTMENTS - 75.2% (Cost $7,644,012)		7,310,953

OTHER ASSETS IN EXCESS OF LIABILITIES - 24.8%		2,412,055

NET ASSETS - 100.0%		$9,723,008

†

Security position is either entirely or partially held in a segregated account as collateral for swap agreements and forward foreign currency contracts. (See Note 1 of the Notes to Financial Statements)

*	Non-income producing.

Forward foreign currency contracts outstanding as of September 30, 2022 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
CAD	18,000	USD	13,141	12/21/22	MS	$ (104)
EUR	674,000	USD	661,528	12/21/22	MS	3,383
SEK	191,000	USD	17,178	12/21/22	MS	126
USD	205,792	CAD	275,000	12/21/22	MS	6,625
USD	80,940	EUR	84,000	12/21/22	MS	(1,927)
USD	820,462	EUR	818,000	12/21/22	MS	13,492
USD	1,062,367	GBP	943,000	12/21/22	MS	8,111
USD	262,122	SEK	2,850,000	12/21/22	MS	3,919
						$33,625

The following table represents Total Return Swaps - Long positions and their related values as of September 30, 2022.

Reference Entity/Index (Receive)	Pay	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)*
Airbus SE	U.S. Fed Funds +0.550%	Maturity	MS	04/23/24	$280,785	$ (59,869)
BAE Systems PLC	U.S. Fed Funds +0.550%	Maturity	MS	04/23/24	199,106	712
London Stock Exchange Group PLC	U.S. Fed Funds +0.550%	Maturity	MS	04/23/24	921,444	(89,368)

The accompanying notes are an integral part of the financial statements.

17

SIRIOS FOCUS FUND

Portfolio of Investments (Concluded)

September 30, 2022

Reference Entity/Index (Receive)	Pay	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)*
Telefonaktiebolaget LM Ericsson	U.S. Fed Funds +0.550%	Maturity	MS	04/23/24	$338,938	$(95,405)
Canadian Pacific Railway Ltd.	U.S. Fed Funds +0.400%	Maturity	MS	06/30/25	194,519	(10,654)

Total Swap Contracts						$(254,584)

*	Includes $8,314 related to open trades, dividends receivables/payables and swap receivables/payables activities.

CAD	Canada Dollar
USD	United States Dollar
GBP	British Pound
EUR	Euro
SEK	Sweden Krona
MS	Morgan Stanley
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

18

SIRIOS FUNDS

Statements of Assets and Liabilities

September 30, 2022

	Sirios Long/Short Fund	Sirios Focus Fund
Assets
Investments, at value*	$25,308,765	$7,310,953
Cash and cash equivalents	656,600	2,802,341
Cash (segregated for securities sold short and derivative instruments)	1,303,570	—
Receivables:
Investments sold	92,317	33,367
Dividends and interest	26,202	2,812
Swap contract settlement	—	3,078
Unrealized appreciation on swap contracts	2,236,937	712
Unrealized appreciation on forward foreign currency contracts	104,370	35,656
Prepaid expenses and other assets	178	16

Total Assets	29,728,939	10,188,935

Liabilities
Securities sold short, at value (proceeds received $1,423,089)	1,247,960	—
Unrealized depreciation on swap contracts	605,236	255,296
Swap contracts settlement	273,088	—
Unrealized depreciation on forward foreign currency contracts	20,727	2,031
Payables:
Investments purchased	301,866	135,953
Audit fees	32,723	28,848
Investment adviser	20,224	8,048
Administration and accounting fees	14,143	16,606
Dividends and fees on securities sold short	742	—
Accrued expenses	20,553	19,145

Total Liabilities	2,537,262	465,927

Net Assets	$27,191,677	$9,723,008

Net Assets Consisted of:
Capital stock, $0.01 par value	$26,647	$10,769
Paid-in capital	27,035,955	10,872,331
Total distributable earnings/(loss)	129,075	(1,160,092)

Net Assets	$27,191,677	$9,723,008

Institutional Class Shares:
Net assets	$27,191,677	$9,723,008

Shares outstanding	2,664,740	1,076,925

Net asset value, offering and redemption price per share	$10.20	$9.03

* Investments, at cost	$25,917,279	$7,644,012

The accompanying notes are an integral part of the financial statements.

19

SIRIOS FUNDS

Statements of Operations

For the Year Ended September 30, 2022

	Sirios Long/Short Fund	Sirios Focus Fund
Investment income
Dividends	$260,145	$106,243
Interest	50,175	677
Less: foreign taxes withheld	(904)	(637)

Total investment income	309,416	106,283

Expenses
Advisory fees (Note 2)	396,679	102,604
Administration and accounting fees (Note 2)	55,600	66,220
Trustees’ and officers’ fees (Note 2)	46,456	17,830
Legal fees	45,990	12,821
Registration and filing fees	42,160	10,052
Audit fees	32,896	28,848
Transfer agent fees (Note 2)	32,773	29,383
Shareholder reporting fees	22,979	19,345
Custodian fees (Note 2)	16,669	14,517
Fees on securities sold short and derivative instruments (Note 1)	5,793	237
Other expenses	15,936	9,674

Total expenses before waivers and reimbursements	713,931	311,531

Less: waivers and reimbursements (Note 2)	(238,000)	(128,899)

Net expenses after waivers and reimbursements	475,931	182,632

Net investment loss	(166,515)	(76,349)

Net realized and unrealized gain/(loss) from investments:
Net realized gain/(loss) from investments	366,343	(409,673)
Net realized gain from securities sold short	139,492	—
Net realized loss from swaps	(1,751,756)	(343,520)
Net realized loss from foreign currency transactions	(6,844)	(2,703)
Net realized gain from forward foreign currency contracts	938,497	372,136
Net change in unrealized depreciation on investments	(4,356,813)	(1,188,376)
Net change in unrealized appreciation on securities sold short	175,129	—
Net change in unrealized appreciation/(depreciation) on swaps	1,948,342	(312,446)
Net change in unrealized depreciation on foreign currency translations	(1,179)	(350)
Net change in unrealized appreciation on forward foreign currency contracts	12,615	5,615

Net realized and unrealized loss on investments	(2,536,174)	(1,879,317)

Net decrease in net assets resulting from operations	$(2,702,689)	$(1,955,666)

The accompanying notes are an integral part of the financial statements.

20

SIRIOS FUNDS

Statements of Changes in Net Assets

	Sirios Long/Short Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment loss	$(166,515)	$(177,317)
Net realized gains/(losses) from investments, securities sold short, swaps, foreign currency transactions and forward foreign currency contracts	(314,268)	1,418,220
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, swaps, foreign currency translations and forward foreign currency contracts	(2,221,906)	3,302,978

Net increase/(decrease) in net assets resulting from operations	(2,702,689)	4,543,881

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(1,412,149)	(241,186)

Net decrease in net assets from dividends and distributions to shareholders	(1,412,149)	(241,186)

Increase in net assets derived from capital share transactions (Note 4)	1,412,149	105,912

Total increase/(decrease) in net assets	(2,702,689)	4,408,607

Net assets
Beginning of year	29,894,366	25,485,759

End of year	$27,191,677	$29,894,366

The accompanying notes are an integral part of the financial statements.

21

SIRIOS FUNDS

Statements of Changes in Net Assets (Concluded)

	Sirios Focus Fund
	For the Year Ended September 30, 2022	For the Period December 16, 2020* to September 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment loss	$(76,349)	$(53,350)
Net realized gains/(losses) from investments, swaps, foreign currency transactions and forward foreign currency contracts	(383,760)	790,850
Net change in unrealized appreciation/(depreciation) on investments, swaps, foreign currency translations and forward foreign currency contracts	(1,495,557)	941,174

Net increase/(decrease) in net assets resulting from operations	(1,955,666)	1,678,674

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(883,100)	—

Net decrease in net assets from dividends and distributions to shareholders	(883,100)	—

Increase in net assets derived from capital share transactions (Note 4)	883,100	10,000,000

Total increase/(decrease) in net assets	(1,955,666)	11,678,674

Net assets
Beginning of year	11,678,674	—

End of year	$9,723,008	$11,678,674

*	The Sirios Focus Fund commenced operations on December 16, 2020.

The accompanying notes are an integral part of the financial statements.

22

SIRIOS LONG/SHORT FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019		For the Period Ended September 30, 2018*
Per Share Operating Performance
Net asset value, beginning of year/period	$11.76		$10.06		$10.66	$10.68		$10.00

Net investment loss(1)	(0.06)		(0.07)		(0.07)	(0.02)		(0.01)
Net realized and unrealized gain/(loss) on investments	(0.94)		1.87		(0.47)	0.27		0.69

Total from investment operations	(1.00)		1.80		(0.54)	0.25		0.68

Dividends and distributions to shareholders from:
Net investment income	—		—		(0.06)	(0.01)		—
Net realized capital gains	(0.56)		(0.10)		—	(0.26)		—

Total dividends and distributions to shareholders	(0.56)		(0.10)		(0.06)	(0.27)		—

Net asset value, end of year/period	$10.20		$11.76		$10.06	$10.66		$10.68

Total investment return(2)	(9.10)%		17.93%		(5.13)%	2.74%		6.80%

Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$27,192		$29,894		$25,486	$26,945		$10,679
Ratio of expenses to average net assets	1.62	%(3)	1.69	%(3)	1.60%	2.21	%(4)	2.10	%(4)(5)
Ratio of expenses to average net assets without waivers and reimbursements(6)	2.43%		2.49%		2.49%	3.33%		4.57	%(5)
Ratio of net investment loss to average net assets	(0.57)%		(0.62)%		(0.66)%	(0.22)%		(0.19	)%(5)
Portfolio turnover rate	108%		127%		153%	134%		49	%(7)

*	Commencement of operations on May 3, 2018.
(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(3)	Ratio of expenses to average net assets with waivers and expense reimbursement, excluding short-sale interest expense, was 1.60% for the years ended September 30, 2022 and 2021, respectively.
(4)

Ratio of expenses to average net assets with waivers and expense reimbursement, excluding short-sale dividend expense, was 1.60% for the year ended September 30, 2019 and for the period ended September 30, 2018.

(5)	Annualized.
(6)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

23

SIRIOS FOCUS FUND

Financial Highlights (Concluded)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended September 30, 2022	For the Period Ended September 30, 2021*
Per Share Operating Performance
Net asset value, beginning of year/period	$11.68	$10.00

Net investment loss(1)	(0.07)	(0.05)
Net realized and unrealized gain/(loss) on investments	(1.70)	1.73

Total from investment operations	(1.77)	1.68

Dividends and distributions to shareholders from:
Net realized capital gains	(0.88)	—

Net asset value, end of year/period	$9.03	$11.68

Total investment return(2)	(16.74)%	16.80%

Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$9,723	$11,679
Ratio of expenses to average net assets	1.60%	1.60	%(3)
Ratio of expenses to average net assets without waivers and reimbursements(4)	2.73%	3.10	%(3)
Ratio of net investment loss to average net assets	(0.67)%	(0.60	)%(3)
Portfolio turnover rate	105%	96	%(5)

*	Commencement of operations on December 16, 2020.
(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

24

SIRIOS FUNDS

Notes to Financial Statements

September 30, 2022

1. Organization and Significant Accounting Policies

The Sirios Long/Short Fund and the Sirios Focus Fund are non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (the Sirios Long/Short Fund and the Sirios Focus Fund are each a “Fund”, and together, the “Funds”). The Sirios Long/Short Fund commenced investment operations on May 3, 2018 and the Sirios Focus Fund commenced investment operations on December 16, 2020. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Each Fund offers Class A, Advisor Class, Institutional Class and Retail Class shares. As of September 30, 2022, Class A, Advisor Class and Retail Class shares have not been issued.

Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Each Fund’s equity securities listed on any national exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amount approximates market value. Any assets held by the Funds that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Forward foreign currency contracts are valued at the forward rate. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). OTC investments (including swap contracts) are generally valued by approved pricing services that use evaluated prices from various observable market factors. Securities that do not have a readily available current market value are valued in good faith by the Adviser as "valuation designee" under the oversight of the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees.

25

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used, as of September 30, 2022, in valuing each Fund’s investments carried at fair value:

	Total Value at 09/30/22	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Sirios Long/Short Fund
Assets
Long Positions:
Common Stocks	$18,465,984	$18,465,984	$—	$—
Short-Term Investments	6,842,781	6,842,781	—	—
Derivatives:
Equity Contracts
Total Return Swap Contracts	2,236,937	—	2,236,937	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	104,370	—	104,370	—

Total Assets	$27,650,072	$25,308,765	$2,341,307	$—

Liabilities
Short Positions
Common Stocks	$(1,247,960)	$(1,247,960)	$—	$—
Derivatives:
Equity Contracts
Total Return Swap Contracts	(605,236)	—	(605,236)	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(20,727)	—	(20,727)	—

Total Liabilities	$(1,873,923)	$(1,247,960)	$(625,963)	$—

26

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

	Total Value at 09/30/22	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Sirios Focus Fund
Assets
Common Stocks	$7,310,953	$7,310,953	$—	$—
Derivatives:
Equity Contracts
Total Return Swap Contract	712	—	712	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	35,656	—	35,656	—

Total Assets	$7,347,321	$7,310,953	$36,368	$—

Liabilities
Derivatives:
Equity Contracts
Total Return Swap Contracts	$(255,296)	$—	$(255,296)	$—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(2,031)	—	(2,031)	—

Total Liabilities	$(257,327)	$—	$(257,327)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds have an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Funds had an amount of transfers during the reporting period that was meaningful in relation to net assets as of the end of the reporting period.

For the year ended September 30, 2022, there were no transfers in or out of Level 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis.

27

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short-term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

Each Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. Each Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, each Fund may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

The Securities and Exchange Commission ("SEC") adopted Rule 18f-4 under the 1940 Act which, effective August 19, 2022, regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). The Fund has adopted a Rule 18f-4 Policy which provides, among other things, that unless a Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Forward Foreign Currency Contracts — A forward foreign currency contract ("Forward Contract") is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. Each Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. Each Fund utilized Forward Contracts for hedging purposes to protect each Fund’s return against adverse currency movements.

28

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

For the year ended September 30, 2022, the Funds’ average monthly volume of forward foreign currency contracts, purchased and sold, were as follows:

	Forward Foreign Currency Contracts - Purchased	Forward Foreign Currency Contracts - Sold

Sirios Long/Short Fund	$513,246	$5,259,874
Sirios Focus Fund	$187,497	$2,044,228

Purchased Options — The Funds may purchase option contracts. They are subject to interest rate and other risk exposure in the normal course of pursuing their investment objectives. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

For the year ended September 30, 2022, the average monthly volume of purchased options for the Sirios Long/Short Fund and the Sirios Focus Fund were $12,615 and $2,080, respectively. As of September 30, 2022, the Sirios Long/Short Fund and the Sirios Focus Fund held no purchased options.

Total Return Swaps — Total return swaps are contracts in which both parties agree to make payments of the total return from a reference instrument during a specified period. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. The unrealized appreciation or depreciation also includes interest charges and credits ("financing fees") related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate, such as the U.S. effective federal funds rate ("EFFR"). Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument). The Funds used total return swaps to enhance returns, obtain short exposure as part of the Funds’ strategy and for market exposure.

For the year ended September 30, 2022, the quarterly average notional volume of the total return swaps were as follows:

	Notional Amount - Long	Notional Amount - Short

Sirios Long/Short Fund	$3,614,681	$10,784,837
Sirios Focus Fund	1,453,700	—

As of September 30, 2022, the Sirios Long/Short Fund and the Sirios Focus Fund had securities pledged as collateral for total return swaps and forward foreign currency contracts totaling $2,290,896 and $447,411, respectively.

Counterparty Risk — Certain of the derivatives entered into by each Fund may not be traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes a Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing a Fund to suffer a loss. If a counterparty defaults on its payment obligations to a Fund, this default will cause the value of an investment in a Fund to decrease. In addition, to the extent a Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. Each Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of each Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by each Fund.

29

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

Each Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that each Fund will not sustain a loss on a transaction as a result.

Liquidity Risk — Each Fund may be subject to liquidity risk primarily due to investments in derivatives. Each Fund may invest up to 15% of its net assets in illiquid securities or instruments. Certain derivatives, such as swaps, forward contracts and options may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Fund may be unable to sell the asset or sell it at a reasonable price. In addition, each Fund may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of each Fund in order to raise cash to pay redemptions.

An investment in derivatives is also subject to the risk that the Fund may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, each Fund may be exposed to the risk of additional losses due to such delays.

Master Netting Agreement — In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, each Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”). An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements. The result would cause a Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements — For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by each Fund and the counterparty. Cash collateral that has been pledged to cover obligations of each Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by each Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of each Fund. Any additional required collateral is delivered to/pledged by each Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to each Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent each Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts. For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

30

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

The following tables present derivative assets and liabilities net of amounts available for offset under a master netting agreement and any related collateral received or posted by each Fund for forward foreign currency contracts and total return swaps as of September 30, 2022:

Counterparty	Derivative Assets - Gross	Derivative Available for Offset	Collateral Received	Derivative Assets - Net*

Sirios Long/Short Fund
Morgan Stanley	$2,341,307	$(625,963)	$—	$1,715,344

Sirios Focus Fund
Morgan Stanley	$ 36,368	$(36,368)	$—	$—

*	Net amount represents the net receivable from the counterparty in the event of a default.

Counterparty	Derivative Liabilities - Gross	Derivative Available for Offset	Collateral Posted	Derivative Liabilities - Net **

Sirios Long/Short Fund
Morgan Stanley	$(625,963)	$625,963	$—	$—

Sirios Focus Fund
Morgan Stanley	$(257,327)	$ 36,368	$—	$(220,959)

**	Net amount represents the net payable to the counterparty in the event of a default.

Currency Risk — Each Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which each Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect each Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for each Fund is determined on the basis of U.S. dollars, each Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of each Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of each Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Short Sales — Each Fund may sell securities short. A short sale involves the sale by a Fund of a security that it does not own with the anticipation of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Funds comply with guidelines established by the Securities and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales.

31

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

As of September 30, 2022, the Sirios Long/Short Fund had securities sold short totaling $1,247,960, securities pledged as collateral totaling $1,342,305 and deposits with brokers for securities sold short totaling $1,303,570.

In accordance with the terms of its prime brokerage agreements, the Fund may receive rebate income or be charged fees on securities sold short. Such income or fee is calculated on a daily basis based upon the market value of securities sold short and a variable rate that is dependent upon the availability of such security.

Disclosures About Derivative Instruments and Hedging Activities

The following tables provide quantitative disclosures about fair value amounts of, gains and losses on, each Fund’s derivative instruments as of September 30, 2022.

The following table lists the fair values of each Fund’s derivative holdings as of September 30, 2022 grouped by contract type and risk exposure category:

Sirios Long/Short Fund Derivative Type	Location Statements of Assets and Liabilities	Equity Risk	Foreign Currency Risk	Total

Asset Derivatives

Forward Foreign Currency Contracts	Unrealized appreciation on forward foreign currency contracts	$ —	$104,370	$ 104,370

Swap Contracts	Unrealized appreciation on swap contracts	2,236,937	—	2,236,937

Total Value - Assets		$ 2,236,937	$104,370	$2,341,307

Liability Derivatives

Forward Foreign Currency Contracts	Unrealized depreciation on forward foreign currency contracts	$ —	$(20,727)	$ (20,727)

Swap Contracts	Unrealized depreciation on swap contracts	(605,236)	—	(605,236)

Total Value - Liabilities		$ (605,236)	$(20,727)	$ (625,963)

Sirios Focus Fund Derivative Type	Location Statements of Assets and Liabilities	Equity Risk	Foreign Currency Risk	Total

Asset Derivatives

Forward Foreign Currency Contracts	Unrealized appreciation on forward foreign currency contracts	$ —	$35,656	$ 35,656

Swap Contracts	Unrealized appreciation on swap contracts	712	—	712

Total Value - Assets		$ 712	$35,656	$ 36,368

Liability Derivatives

Forward Foreign Currency Contracts	Unrealized depreciation on forward foreign currency contracts	$ —	$(2,031)	$ (2,031)

Swap Contracts	Unrealized depreciation on swap contracts	(255,296)	—	(255,296)

Total Value - Liabilities		$(255,296)	$(2,031)	$(257,327)

32

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

The following table lists the amounts of realized gains or losses included in net decrease in net assets resulting from operations for the year ended September 30, 2022, grouped by contract type and risk exposure:

Sirios Long/Short Fund Derivative Type	Location Statements of Operations	Equity Risk	Foreign Currency Risk	Total

Realized Gain(Loss)

Forward Foreign Currency Contracts	Net realized gain/(loss) from forward foreign currency contracts	$ —	$938,497	$ 938,497

Purchased Options	Net realized gain/(loss) from investments	42,904	—	42,904

Swap Contracts	Net realized gain/(loss) from swap contracts	(1,751,756)	—	(1,751,756)

Total Realized Gain(Loss)		$(1,708,852)	$938,497	$ (770,355)

Sirios Focus Fund Derivative Type	Location Statements of Operations	Equity Risk	Foreign Currency Risk	Total

Realized Gain(Loss)

Forward Foreign Currency Contracts	Net realized gain/(loss) from forward foreign currency contracts	$ —	$372,136	$ 372,136

Purchased Options	Net realized gain/(loss) from investments	(2,546)	—	(2,546)

Swap Contracts	Net realized gain/(loss) from swap contracts	(343,520)	—	(343,520)

Total Realized Gain(Loss)		$(346,066)	$372,136	$ 26,070

The following table lists the amounts of change in unrealized appreciation (depreciation) included in net decrease in net assets resulting from operations for the year ended September 30, 2022, grouped by contract type and risk exposure:

Sirios Long/Short Fund Derivative Type	Location Statements of Operations	Equity Risk	Foreign Currency Risk	Total

Change in Appreciation (Depreciation)

Forward Foreign Currency Contracts	Net change in unrealized depreciation on forward foreign currency contracts	$ —	$12,615	$ 12,615

Swap Contracts	Net change in unrealized appreciation on swap contracts	1,948,342	—	1,948,342

Total Change in Appreciation (Depreciation)		$1,948,342	$12,615	$1,960,957

Sirios Focus Fund Derivative Type	Location Statements of Operations	Equity Risk	Foreign Currency Risk	Total

Change in Appreciation (Depreciation)

Forward Foreign Currency Contracts	Net change in unrealized depreciation on forward foreign currency contracts	$ —	$5,615	$ 5,615

Swap Contracts	Net change in unrealized depreciation on swap contracts	(312,446)	—	(312,446)

Total Change in Appreciation (Depreciation)		$(312,446)	$5,615	$(306,831)

33

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

2. Transactions with Related Parties and Other Service Providers

Sirios Capital Management, L.P. (“Sirios”) serves as the investment adviser to each Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser earns a monthly fee at the annual rate of 1.35% of the Sirios Long/Short Fund’s average daily net assets; and 0.90% of the Sirios Focus Fund’s average daily net assets. The Adviser has contractually agreed to reduce its compensation and/or reimburse certain expenses of each Fund to the extent necessary to ensure that each Fund’s total operating expenses, excluding taxes, interest, extraordinary items, brokerage commissions, fees and expenses attributable to a distribution or service plan adopted by the Trust, dividend and interest expense on short sales of securities and “Acquired Fund Fees and Expenses,” as defined in Form N-1A, do not exceed 1.60% (on an annual basis) of each Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until April 30, 2023 for the Sirios Long/Short Fund and February 1, 2023 for the Sirios Focus Fund, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts waived, reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for each Fund. The Adviser is permitted to seek recoupment from each Fund for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless each Fund’s expenses are below the Expense Limitation. As of September 30, 2022, the amount of potential recovery was as follows:

	Expiration

	09/30/2023	09/30/2024	09/30/2025	Total

Sirios Long/Short Fund	$231,152	$230,327	$238,000	$699,479
Sirios Focus Fund	—	105,845	128,899	234,744

For the year ended September 30, 2022, the Adviser earned advisory fees of $396,679 and $102,604 for the Sirios Long/Short Fund and the Sirios Focus Fund, respectively. For the year ended September 30, 2022, the Adviser waived fees and/or reimbursed expenses of $238,000 and $128,899 for the Sirios Long/Short Fund and the Sirios Focus Fund, respectively.

Other Service Providers

The Bank of New York Mellon ("BNY Mellon") serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon and the Transfer Agent have the ability to recover fees waived, if the Sirios Focus Fund terminates its agreements with BNY Mellon and the Transfer Agent within three years of commencing operations. As of September 30, 2022, the amount of potential recovery was $27,370. The ability to recover such amounts previously waived expires on December 16, 2023.

The Trust, on behalf of the Funds, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and have agreed to compensate the intermediaries for providing those services. The fees incurred by the Funds for these services are included in Transfer Agent fees in the Statements of Operations.

Foreside Funds Distributors LLC (the "Underwriter") provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

34

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2022

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

JW Fund Management LLC ("JWFM") provides a Principal Executive Officer and Principal Financial Officer, to the Trust. ACA Group ("ACA"), operating through its subsidiary, Foreside Fund Officer Services LLC, provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 7, 2021, Alaric Compliance Services LLC (“Alaric”) provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and ACA are compensated for their services provided to the Trust. Alaric was compensated for its services provided to the Trust through December 7, 2021.

3. Investment in Securities

For the year ended September 30, 2022, aggregated purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales

Sirios Long/Short Fund	$24,895,663	$30,572,695
Sirios Focus Fund	9,588,528	11,772,224

4. Capital Share Transactions

For the years ended September 30, 2022 and 2021, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021

	Shares	Amount	Shares	Amount

Sirios Long/Short Fund:
Institutional Class
Sales	—	$—	—	$—
Reinvestments	122,159	1,412,149	22,127	241,186
Redemptions	—	—	(12,430)	(135,274)

Net increase	122,159	$1,412,149	9,697	$105,912

Sirios Focus Fund:
Institutional Class
Sales	—	$—	1,000,000	$10,000,000
Reinvestments	76,925	883,100	—	—
Redemptions	—	—	—	—

Net increase	76,925	$883,100	1,000,000	$10,000,000

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

35

SIRIOS FUNDS

Notes to Financial Statements (Concluded)

September 30, 2022

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. These permanent differences were primarily attributable to reclasses from capital gain to ordinary income. Net assets were not affected by these adjustments. For the year ended September 30, 2022, there were no permanent differences reclassified between distributable earnings and paid in capital.

For the year ended September 30, 2022, the tax character of distributions paid by the Sirios Long/Short Fund was $1,412,149 of long-term capital gains. The tax character of distributions paid by the Sirios Focus Fund was $883,100 of ordinary income dividends. For the year ended September 30, 2021, the tax character of distributions paid by the Sirios Long/Short Fund was $195,719 of ordinary income dividends and $45,467 of long-term capital gains. The Sirios Focus Fund had no distributions for the year ended September 30, 2021.

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses

Sirios Long/Short Fund	$735,112	$ 882,871	$(1,488,908)
Sirios Focus Fund	298,700	(676,150)	(782,642)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

As of September 30, 2022, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sirios Long/Short Fund	$26,231,620	$5,142,243	$(4,259,372)	$ 882,871
Sirios Focus Fund	7,732,153	307,249	(983,399)	(676,150)

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30, and (ii) specified ordinary and currency losses between November 1 and September 30) as occurring on the first day of the following tax year. For the year ended September 30, 2022, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until October 1, 2022. For the year ended September 30, 2022, the Sirios Long/Short Fund and the Sirios Focus Fund had short-term capital loss deferrals of $1,488,908 and $782,642, respectively.

Accumulated capital losses represent net capital loss carryforwards as of September 30, 2022 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2022, the Sirios Long/Short Fund and the Sirios Focus Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

36

SIRIOS FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of Sirios Long/Short Fund and Sirios Focus Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sirios Long/Short Fund and Sirios Focus Fund (collectively referred to as the “Funds”), (two of the series constituting FundVantage Trust (the “Trust”)), including the portfolios of investments, as of September 30, 2022, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the Funds constituting FundVantage Trust) at September 30, 2022, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual series constituting FundVantage Trust	Statement of operations	Statements of changes in net assets	Financial highlights

Sirios Long/Short Fund	For the year ended September 30, 2022	For each of the two years in the period ended September 30, 2022	For each of the four years in the period ended September 30, 2022 and the period from May 3, 2018 (commencement of operations) through September 30, 2018

Sirios Focus Fund	For the year ended September 30, 2022	For the year ended September 30, 2022 and for the period from December 16, 2020 (commencement of operations) through September 30, 2021	For the year ended September 30, 2022 and for the period from December 16, 2020 (commencement of operations) through September 30, 2021

Basis for Opinions

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Sirios investment companies since 2018.

Philadelphia, Pennsylvania

November 23, 2022

37

SIRIOS FUNDS

Shareholder Tax Information

(Unaudited)

Each Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. For the year ended September 30, 2022, the tax character of distributions paid by the Sirios Long/Short Fund was $1,412,149 of long-term capital gains. The Sirios Focus Fund paid $883,100 of ordinary income dividends for the year ended September 30, 2022. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Sirios Long/Short Fund and the Sirios Focus Fund designate 0.00% and 12.46%, respectively, of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction for the Sirios Long/Short Fund and the Sirios Focus Fund are 0.00% and 10.03%, respectively.

The percentage of ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004 for the Sirios Long/Short Fund and the Sirios Focus Fund are 0.00% and 100.00%, respectively.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

38

SIRIOS FUNDS

Statement Regarding Liquidity Risk Management Program

(Unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of FundVantage Trust, on behalf of the Sirios Long/Short Fund and the Sirios Focus Fund (each a “Fund”, and together, the “Funds”), met on September 19-20, 2022 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the Funds, pursuant to the Liquidity Rule. The Board has appointed a committee of individuals to serve as each program administrator for each Fund’s Program (the “Program Committee”). At the Meeting, the Program Committee provided the Board with a report that addressed the operation of each Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of June 30, 2022 (the “Report”).

The Report described each Program’s liquidity classification methodology. It also described the Program Committee’s methodology in determining whether a Highly Liquid Investment Minimum (a “HLIM”) is necessary and noted that, given the composition of each Fund’s portfolio holdings, a HLIM was not currently required for each Fund.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing liquidity risk, as follow:

A. Each Fund’s investment strategy and liquidity of Fund investments during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed each Fund’s strategy and its determination that the strategy remains appropriate for an open-end fund structure. This determination was based on each Fund’s holdings of Highly Liquid Investments, the diversification of holdings and the related average position size of the holdings.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed historical net redemption activity and noted that it used this information as a component to establish each Fund’s reasonably anticipated trading size. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Program Committee also took into consideration each Fund’s shareholder ownership concentration and the fact that the shares of each Fund are offered through intermediaries. The intermediary agreements increase the likelihood of large unanticipated redemptions, meaning a Fund may not have the ability to conduct an orderly sale of portfolio securities. The amount of assets a Fund has on these platforms is a significant factor in the ability of each Fund to meet redemption expectations. In light of each Fund’s holdings, it was noted that each Fund maintains a high level of liquidity to meet shareholder redemptions under both normal and stressed market conditions.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: As part of the Report, the Program Committee reviewed any changes in each Fund’s cash and cash equivalents positions in response to current/anticipated redemption activity or market conditions. It was noted that each Fund does not currently have a borrowing or other credit funding arrangement.

39

SIRIOS FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 640-5704 and on the Securities and Exchange Commission’s ("SEC") website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to its reports on Form N-PORT. portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

40

SIRIOS FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 640-5704.

41

SIRIOS FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the "Trust") is governed by a Board of Trustees (the "Trustees"). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust, as of fiscal year-end. None of the Trustees are an "interested person" of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust ("Underwriter"), within the meaning of the 1940 Act and each Trustee is referred to as an "Independent Trustee" and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contain additional information about the Trustees and is available, without charge, upon request by calling (866) 640-5704.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	36	Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	36	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

42

SIRIOS FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	36

Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP,Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	36

Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

43

SIRIOS FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Assets Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	36

Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

CHRISTINE S. CATANZARO Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.

T. RICHARD KEYES Date of Birth: 1/57	Vice President	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Managing Director, Client Management of Foreside Financial Group since December 2021; Chief Executive Officer of Alaric Compliance Services LLC from June 2004 to December 2021.

44

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Investment Adviser

Sirios Capital Management, L.P.

One International Place

Boston, MA 02110

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

SIR-0922

TOBAM Emerging Markets Fund

of

FundVantage Trust

Class I

ANNUAL REPORT

September 30, 2022

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

TOBAM EMERGING MARKETS FUND

Annual Investment Adviser’s Report

September 30, 2022

(Unaudited)

Dear Shareholders,

Portfolio Performance

Effective August 1, 2022, the TOBAM Emerging Markets Fund (the "Fund") changed its benchmark from the Morgan Stanley Capital International Emerging Markets Net Total Return Index ("MSCI® EM Net TR Index") to the Bloomberg Emerging Markets Large and Mid-Cap Net Total Return Index ("BBG EM L/M Net TR Index"), which is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The constituents that make up the index are selected on the basis of size, liquidity and free-float capital freely available for trading on a regulated market. The Adviser believes that the new primary benchmark more appropriately reflects the types of securities held in the Fund’s portfolio and provides better comparative performance information. For the year ending September 30, 2022, the Fund’s return was -27.88%, compared to a -26.59% return for the Fund’s benchmark, the BBG EM L/M Net TR Index, corresponding to an underperformance of 1.29% relative to the Fund’s benchmark. The MSCI® EM Net TR Index returned -28.11% over the same period.

* 1 year net return as of 09/30/2022
Fund’s return	-27.88%	BBG EM L/M Net TR Index return	-26.59%	MSCI® EM Index return	-28.11%

* 1 year volatility as of 09/30/2022
Fund’s volatility	14.71%	BBG EM L/M Net TR Index volatility	17.02%	MSCI® EM Net TR Index volatility	18.96%

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call (1-844-282-6161).

For the year ended September 30, 2022, Emerging Markets ("EM") concentrated then proceeded to deconcentrate to end the period at a similar level to where they began. The BBG EM L/M Net TR Index continued to concentrate until mid-February due to the continued inflation fears. In this environment the Anti-Benchmark® strategy underperformed while reducing volatility. Between mid-February and mid-March, the benchmark experienced a substantial decrease in market concentration due to uncertainty around further Chinese government actions against the private sector and the complete write-off of Russian stocks. The Anti-Benchmark® strategy outperformed significantly during this period. After mid-March this deconcentration trend reverted back to the concentration levels that are the highest we have seen and much higher than the end of 2021. This large increase in market concentration was mostly due to the positive performance of the mega cap stocks in the benchmark. This reconcentration of the market caused the Anti-Benchmark® strategy to underperform. During the third quarter of 2022, the increasingly negative news about inflation and rising rates, started to weigh on valuations of mega caps in developed markets, that have important economic ties to the mega-caps in EM. As a consequence, EM mega-caps started to underperform and market concentration decreased. In this environment the Anti-Benchmark® strategy outperformed significantly as the benchmark’s bias towards the IT and Communication Services sectors as well as Large Size and Growth styles were not rewarded.

Management Policy of the Fund

The Adviser seeks to enhance the Fund’s portfolio diversification in terms of various risk metrics by applying a systematic, quantitative investment approach designed to identify securities of emerging market issuers included in the BBG EM L/M Net TR Index that have the lowest possible correlation to each other for inclusion in the Fund’s portfolio.

From September 30, 2021, to September 30, 2022, the relative return of the Fund vs. the benchmark was -1.29%. Over the one-year period, the BBG EM L/M Net TR Index remained significantly biased toward Financials, Energy, Communication Services

1

TOBAM EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Concluded)

September 30, 2022

(Unaudited)

and Information Technology. These biases toward Financials and Energy were rewarded and this was not beneficial for our strategy. The benchmark’s bias to its top 5 holdings was not rewarded. The combination of these biases led to the flat relative performance over the period.

Today we have a scenario where EM exposure is not diversifying because of the close ties between the largest weights in Developed Markets (“DM”) and EM market cap weighted indices. We have highlighted this issue that EM and DM market-cap indices face for a while, and we believe investors need to rethink their portfolio construction to account for these similar risk exposures.

Since commencement of operations on April 25, 2017, the Fund has underperformed the benchmark by -3.18% annualized as a result of the benchmark’s biases discussed above.

Portfolio Changes

The strategy is rebalanced on a quarterly basis. For the fiscal year ended September 30, 2022, the Fund’s portfolio turnover was 43%.

Dividend Distribution

The Fund will distribute a dividend following for the 2022 fiscal year according to the following schedule:

Distribution	Record Date	Ex-Date	Payment Date

Ordinary income	7 December 2022	8 December 2022	9 December 2022

Outlook

We do not expect any major change in the management of the Fund in the coming months.

Sincerely,

TOBAM, Investment Adviser

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2022 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

TOBAM’s quantitative investment process is supported by extensive proprietary computer code. TOBAM’s researchers, software developers, and IT teams follow a structured design, development, testing, change control, and review process during the development of its systems and the implementation within our investment process. These controls and their effectiveness are subject to regular internal reviews. However, despite these extensive controls it is possible that errors may occur in coding and within the investment process, as is the case with any complex software or data-driven model, and no guarantee or warranty can be provided that any quantitative investment model is completely free of errors. Any such errors could have a negative impact on investment results.

2

TOBAM EMERGING MARKETS FUND

Annual Report

Performance Data

September 30, 2022

(Unaudited)

Comparison of Change in Value of $500,000 Investment in TOBAM Emerging Markets Fund’s Class I

vs. Morgan Stanley Capital International Emerging Markets Net Total Return Index vs. Bloomberg Emerging

Markets Large & Mid Cap Net Return Index

Average Annual Total Returns for the Periods Ended September 30, 2022
	1 Year	3 Years	5 Years	Since Inception
Class I	-27.88%	-5.52%	-3.92%	-1.34%*
MSCI® EM Net TR Index	-28.11%	-2.07%	-1.81%	0.36%*	*
BBG EM L/M Net TR Index***	-26.59%	-0.07%	-0.08%	1.84%*	*

*	The TOBAM Emerging Markets Fund (the “Fund”) Class I shares commenced operations on April 25, 2017.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
***

Effective August 1, 2022, the Fund changed its benchmark index from the MSCI® EM Net TR Index to the BBG EM L/M Net TR Index as the Adviser believes the BBG EM L/M Net TR Index more appropriately reflects the types of securities held in the Fund’s portfolio and provides better comparative performance information.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (844) 282-6161. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.15% and 1.10%, respectively, of the Fund’s average daily net assets for Class I shares. These ratios are stated in the current prospectus dated February 1, 2022, and may differ from the actual expenses incurred by the Fund for the period covered by this report. TOBAM (“TOBAM” or the “Adviser”) has contractually agreed to waive fees and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses” (as defined in Form N-1A), dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions) do not exceed (on an annual basis) 1.10% with respect to Class I shares, of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in effect until January 31, 2023, unless the Board of Trustees (“Board of Trustees”) of the Trust approves its earlier termination. The Adviser may recoup, subject to approval by the Board of Trustees, any expenses or fees it has waived or reimbursed within a three-year period from the date on which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

A 1.00% redemption fee applies to shares redeemed within 30 days of purchase. The redemption fee is not reflected in the returns shown above.

3

TOBAM EMERGING MARKETS FUND

Annual Report

Performance Data (Continued)

September 30, 2022

(Unaudited)

The Fund evaluates its performance as compared to that of the BBG EM L/M Net TR Index and the MSCI® EM Net TR Index. The BBG EM L/M Net TR Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The constituents that make up the index are selected on the basis of size, liquidity and free-float capital freely available for trading on a regulated market. The MSCI® EM Net TR Index is a free float-adjusted, market capitalization-weighted index designed to measure the equity performance of emerging market countries in Africa, Asia, Europe, Latin America, and the Middle East. An index is unmanaged and it is not possible to invest in an index. All mutual fund investing involves risk, including possible loss of principal.

4

TOBAM EMERGING MARKETS FUND

Fund Expense Disclosure

September 30, 2022

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2022 through September 30, 2022 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Annualized	Expenses Paid
	April 1, 2022	September 30, 2022	Expense Ratio	During Period*
TOBAM Emerging Markets Fund
Class I
Actual	$1,000.00	$ 793.80	1.10%	$4.95
Hypothetical (5% return before expenses)	1,000.00	1,019.55	1.10%	5.57

*

Expenses are equal to the annualized expense ratio for the six-month period ended September 30, 2022 of 1.10% for Class I shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of (20.62)% for Class I shares.

5

TOBAM EMERGING MARKETS FUND

Portfolio Holdings Summary Table

September 30, 2022

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Pharmaceuticals	10.2%	$8,897,734
Telecommunications	9.9	8,653,235
Banks	8.1	7,118,864
Food	6.3	5,497,317
Oil & Gas	4.2	3,670,249
Electric	4.0	3,512,899
Gas	4.0	3,503,682
Mining	3.7	3,278,249
Transportation	3.7	3,230,205
Healthcare-Services	3.5	3,034,698
Computers	3.1	2,738,052
Semiconductors	3.1	2,735,760
Electronics	2.9	2,516,534
Real Estate	2.8	2,466,043
Energy-Alternate Sources	2.8	2,455,039
Healthcare-Products	2.5	2,154,728
Retail	2.0	1,736,417
Software	1.7	1,474,934
Leisure Time	1.6	1,428,568
Agriculture	1.4	1,247,276
Forest Products & Paper	1.4	1,192,448
Internet	1.3	1,174,881
Apparel	1.1	940,781
Commercial Services	1.0	906,143
Cosmetics/Personal Care	1.0	893,446
Engineering & Construction	1.0	856,427
Beverages	1.0	831,524
Biotechnology	0.9	800,383
Home Furnishings	0.7	644,676
Diversified Financial Services	0.7	621,280
Water	0.6	562,369
Machinery-Diversified	0.6	515,150
Chemicals	0.5	461,291
Machinery-Construction & Mining	0.5	460,566
Household Products/Wares	0.5	438,977
Auto Parts & Equipment	0.5	409,419
Airlines	0.5	402,957
Insurance	0.3	297,866
Auto Manufacturers	0.3	278,975
Shipbuilding	0.3	261,510
Electrical Components & Equipments	0.3	256,898
Distribution/Wholesale	0.3	227,999
Housewares	0.2	181,571
Textiles	0.2	177,786

The accompanying notes are an integral part of the financial statements.

6

TOBAM EMERGING MARKETS FUND

Portfolio Holdings Summary Table (Concluded)

September 30, 2022

(Unaudited)

	% of Net Assets	Value

Metal Fabricate/Hardware	0.1%	$107,945
Miscellaneous Manufacturing	0.1	99,821

Total Common Stocks	97.4	85,353,572

PREFERRED STOCKS:
Oil & Gas	1.1	928,622
Banks	0.9	825,545

Total Preferred Stocks	2.0	1,754,167

RIGHTS	0.0	3,867

Other Assets in Excess of Liabilities	0.6	550,258

NET ASSETS	100.0%	$87,661,864

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

TOBAM EMERGING MARKETS FUND

Portfolio of Investments

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — 97.4%
Brazil — 3.9%
Atacadao SA	139,200	$497,774
CCR SA	120,000	279,403
Petroleo Brasileiro SA	37,800	233,204
Raia Drogasil SA	293,700	1,238,643
Suzano SA	144,000	1,192,448

		3,441,472

Chile — 0.3%
Cencosud SA	209,188	264,724

China — 30.3%
3peak, Inc., Class A	5,562	182,498
Agricultural Bank of China Ltd., Class H	782,000	234,049
Anjoy Foods Group Co. Ltd., Class A	5,200	113,438
Asia - Potash International Investment Guangzhou Co. Ltd., Class A*	60,700	250,120
Bank of Hangzhou Co. Ltd., Class A	118,300	237,044
Beijing Kingsoft Office Software, Inc., Class A	9,105	256,936
CanSino Biologics, Inc., Class H	21,800	122,677
Changchun High & New Technology Industry Group, Inc., Class A	7,100	170,051
Chengxin Lithium Group Co. Ltd., Class A	16,100	105,819
China Construction Bank Corp., Class H	557,000	321,501
China CSSC Holdings Ltd., Class A	82,300	261,510
China Feihe Ltd.*	437,000	305,121
China Gas Holdings Ltd.	441,400	527,939
China Literature Ltd.*	88,000	247,484
China Mengniu Dairy Co. Ltd.	40,000	158,124
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	138,500	319,064
China Overseas Land & Investment Ltd.	421,500	1,096,543
China Resources Gas Group Ltd.	223,700	709,271
China Yangtze Power Co. Ltd., Class A	301,511	965,106
China Zhenhua Group Science & Technology Co. Ltd., Class A	9,300	151,715
Chongqing Changan Automobile Co. Ltd., Class A	158,158	278,975
Chongqing Zhifei Biological Products Co. Ltd., Class A	32,688	397,109

	Number of Shares	Value
COMMON STOCKS — (Continued)
China — (Continued)
ENN Energy Holdings Ltd.	86,800	$1,157,320
GD Power Development Co. Ltd., Class A*	358,800	205,180
Gemdale Corp., Class A	97,600	158,114
Ginlong Technologies Co. Ltd., Class A	6,450	200,251
Guangdong Investment Ltd.	704,000	562,369
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	12,200	102,461
Hangzhou First Applied Material Co. Ltd., Class A	26,288	195,658
Henan Shuanghui Investment & Development Co. Ltd., Class A	57,800	199,096
Hengan International Group Co. Ltd.	149,500	668,388
Hoshine Silicon Industry Co. Ltd., Class A	20,663	318,361
Huadong Medicine Co. Ltd., Class A	32,700	184,500
Hubei Xingfa Chemicals Group Co. Ltd., Class A	19,000	88,927
Huizhou Desay Sv Automotive Co. Ltd., Class A	11,300	218,901
Industrial & Commercial Bank of China Ltd., Class H	2,101,000	985,592
Ingenic Semiconductor Co. Ltd., Class A	8,100	83,992
JA Solar Technology Co. Ltd., Class A	40,180	361,704
Jiangsu Eastern Shenghong Co. Ltd., Class A	72,500	177,786
Jiangsu GoodWe Power Supply Technology Co. Ltd., Class A	8,635	342,247
Jiangsu Zhongtian Technology Co. Ltd., Class A	66,100	208,057
Levima Advanced Materials Corp., Class A	17,800	99,821
Longfor Group Holdings Ltd.	105,000	300,988
Maxscend Microelectronics Co. Ltd., Class A	9,728	120,656
Metallurgical Corp. of China Ltd., Class A	343,000	143,990
Montage Technology Co. Ltd., Class A	23,461	172,095
Muyuan Foods Co. Ltd., Class A	62,184	477,445
NARI Technology Co. Ltd., Class A	113,400	395,468

The accompanying notes are an integral part of the financial statements.

8

TOBAM EMERGING MARKETS FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
China — (Continued)
National Silicon Industry Group Co. Ltd., Class A*	46,823	$117,170
NAURA Technology Group Co. Ltd., Class A	7,000	273,532
New Hope Liuhe Co. Ltd., Class A*	83,500	163,365
Ningbo Deye Technology Co. Ltd., Class A	3,200	188,739
Ningbo Orient Wires & Cables Co. Ltd., Class A	14,600	142,659
Ningbo Ronbay New Energy Technology Co. Ltd., Class A	7,626	89,492
PetroChina Co. Ltd., Class H	1,090,000	445,581
Poly Developments and Holdings Group Co. Ltd., Class A	233,300	591,334
Porton Pharma Solutions Ltd., Class A	27,800	181,933
Postal Savings Bank of China Co. Ltd., Class H	2,355,000	1,384,187
Pylon Technologies Co. Ltd., Class A	2,026	114,328
SG Micro Corp., Class A	6,150	121,745
Shandong Gold Mining Co. Ltd., Class A	65,168	157,852
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	608,000	814,512
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	41,200	170,832
Shanghai Fudan Microelectronics Group Co. Ltd., Class H	41,000	185,566
Shanghai Junshi Biosciences Co. Ltd., Class H*	40,400	127,747
Shanghai Putailai New Energy Technology Co. Ltd., Class A	27,100	211,171
Shanxi Meijin Energy Co. Ltd., Class A	84,600	114,239
Shenzhen Dynanonic Co. Ltd., Class A	4,700	185,834
Shenzhen Kangtai Biological Products Co. Ltd., Class A	19,840	84,486
Shenzhen SC New Energy Technology Corp., Class A	7,400	119,682
Shenzhen Transsion Holdings Co. Ltd., Class A	12,014	98,080
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	117,100	357,639

	Number of Shares	Value
COMMON STOCKS — (Continued)
China — (Continued)
Sichuan Road and Bridge Group Co. Ltd., Class A	102,300	$147,003
StarPower Semiconductor Ltd., Class A	3,400	154,166
Sungrow Power Supply Co. Ltd., Class A	27,000	418,247
Suzhou Maxwell Technologies Co. Ltd., Class A	3,305	225,280
Suzhou TA&A Ultra Clean Technology Co. Ltd., Class A	30,940	287,910
Tingyi Cayman Islands Holding Corp.	464,000	799,060
Trina Solar Co. Ltd., Class A	40,843	367,100
Unigroup Guoxin Microelectronics Co. Ltd., Class A	16,199	328,768
Walvax Biotechnology Co. Ltd., Class A	71,000	369,690
Want Want China Holdings Ltd.	1,080,000	705,311
Wens Foodstuffs Group Co. Ltd., Class A*	121,620	351,224
YongXing Special Materials Technology Co. Ltd., Class A	6,200	107,945
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	54,600	300,524

		26,545,394

India — 24.0%
Adani Green Energy Ltd.*	35,760	984,206
Adani Power Ltd.*	179,947	818,032
Adani Total Gas Ltd.	22,593	921,293
Adani Transmission Ltd.*	3,635	145,667
Apollo Hospitals Enterprise Ltd.	9,644	515,987
Aurobindo Pharma Ltd.	53,563	334,366
Avenue Supermarts Ltd.*	25,718	1,375,886
Bandhan Bank Ltd.*	138,927	451,709
Bharat Petroleum Corp. Ltd.	200,337	745,915
Bharti Airtel Ltd.	149,251	1,460,716
Cipla Ltd.	107,346	1,463,507
Container Corp. Of India Ltd.	63,865	555,266
Dr Reddy’s Laboratories Ltd.	25,830	1,367,262
Eicher Motors Ltd.	23,428	1,049,561
GAIL India Ltd.	176,763	187,859
Godrej Consumer Products Ltd.*	51,989	578,975
HCL Technologies Ltd.	43,312	491,898
Hero MotoCorp Ltd.	12,177	379,007
Hindustan Petroleum Corp. Ltd.	141,856	374,773
Indian Oil Corp. Ltd.	659,471	539,382

The accompanying notes are an integral part of the financial statements.

9

TOBAM EMERGING MARKETS FUND

Portfolio of Investments (Continued)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
India — (Continued)
Indian Railway Catering & Tourism Corp. Ltd.	56,380	$484,264
Indus Towers Ltd.	219,086	528,851
InterGlobe Aviation Ltd.*	17,763	402,957
Lupin Ltd.	47,406	394,516
Power Grid Corp. of India Ltd.	152,015	394,708
Sun Pharmaceutical Industries Ltd.	129,066	1,498,952
Tata Consultancy Services Ltd.	13,491	494,430
Tech Mahindra Ltd.	35,322	433,563
United Spirits Ltd.*	70,169	722,631
Vodafone Idea Ltd.*	1,813,149	194,509
Yes Bank Ltd.*	3,748,394	716,822

		21,007,470

Indonesia — 4.6%
Aneka Tambang Tbk	2,095,300	265,494
Bank Jago Tbk PT*	1,484,100	639,924
Merdeka Copper Gold Tbk PT*	2,180,600	561,296
Sumber Alfaria Trijaya Tbk PT	1,624,200	254,892
Telkom Indonesia Persero Tbk PT	4,698,000	1,369,213
Tower Bersama Infrastructure Tbk PT	1,562,600	289,527
Unilever Indonesia Tbk PT	1,387,800	438,977
Vale Indonesia Tbk PT*	515,100	214,722

		4,034,045

Malaysia — 2.7%
Axiata Group Bhd	619,985	348,651
Kuala Lumpur Kepong Bhd	57,300	255,242
Maxis Bhd	232,900	175,693
Public Bank Bhd	1,377,100	1,253,320
Sime Darby Bhd	302,400	139,072
Sime Darby Plantation Bhd	192,600	169,351

		2,341,329

Mexico — 0.3%
Grupo Financiero Banorte SAB de CV, Class O	35,200	225,485

Peru — 0.6%
Credicorp Ltd.	4,642	570,038

Philippines — 0.6%
Emperador, Inc.*	331,800	108,893
International Container Terminal Services, Inc.	50,250	134,010
PLDT, Inc.	3,990	102,486
SM Investments Corp.	12,980	159,866

		505,255

	Number of Shares	Value
COMMON STOCKS — (Continued)
Poland — 0.5%
Dino Polska SA*	2,768	$167,661
Polski Koncern Naftowy ORLEN SA	22,108	237,327

		404,988

Russia — 0.0%
Polyus PJSC(a)(b)	1,069	—

South Africa — 2.8%
AngloGold Ashanti Ltd.	68,626	937,488
Capitec Bank Holdings Ltd.	3,980	340,985
Gold Fields Ltd.	128,395	1,035,578
MTN Group Ltd.	26,285	173,428

		2,487,479

South Korea — 7.8%
Amorepacific Corp.	4,460	314,471
Celltrion Healthcare Co. Ltd.	15,658	733,685
Celltrion, Inc.	2,387	289,701
Coway Co. Ltd.	12,192	455,937
Doosan Enerbility Co. Ltd.*	12,045	118,319
Hanon Systems	33,061	190,518
HLB, Inc.*	22,709	671,828
HMM Co. Ltd.	46,292	591,061
Hyundai Glovis Co. Ltd.	1,189	133,820
LG Uplus Corp.	20,793	155,485
Meritz Fire & Marine Insurance Co. Ltd.	6,791	139,016
NCSoft Corp.	2,719	650,375
Netmarble Corp.	2,354	83,456
Orion Corp.	4,956	354,426
Pearl Abyss Corp.*	6,495	209,081
Samsung Biologics Co. Ltd.*	604	338,101
Samsung Engineering Co. Ltd.*	17,023	267,973
Samsung Fire & Marine Insurance Co. Ltd.	1,242	158,850
SK Bioscience Co. Ltd.*	2,301	127,372
SK Telecom Co. Ltd.	11,689	412,664
S-Oil Corp.	8,207	464,243

		6,860,382

Taiwan — 13.1%
Accton Technology Corp.	81,000	690,890
Asustek Computer, Inc.	130,000	953,278
AUO Corp.(a)(b)	2,004,000	801,625
E Ink Holdings, Inc.	136,000	897,863
Eclat Textile Co. Ltd.	36,660	450,104
Far EasTone Telecommunications Co. Ltd.	478,000	1,087,613
Feng TAY Enterprise Co. Ltd.	99,200	490,677

The accompanying notes are an integral part of the financial statements.

10

TOBAM EMERGING MARKETS FUND

Portfolio of Investments (Concluded)

September 30, 2022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Taiwan — (Continued)
Innolux Corp.(a)(b)	829,000	$248,055
Inventec Corp.	630,000	452,892
Micro-Star International Co. Ltd.	113,000	380,372
momo.com, Inc.	16,600	277,022
Nien Made Enterprise Co. Ltd.	23,000	181,571
PharmaEssentia Corp.*	37,000	560,279
Taiwan High Speed Rail Corp.	527,000	472,004
Taiwan Mobile Co. Ltd.	451,000	1,357,372
United Microelectronics Corp.	586,000	655,791
Wan Hai Lines Ltd.	213,920	446,245
Wiwynn Corp.	20,000	505,405
Yang Ming Marine Transport Corp.	285,000	547,545

		11,456,603

Thailand — 5.9%
Airports of Thailand PCL*	155,300	297,461
Bangkok Dusit Medical Services PCL, Class F	1,742,300	1,358,249
Bangkok Expressway & Metro PCL	2,025,500	492,730
Berli Jucker PCL	233,000	201,105
Bumrungrad Hospital PCL	163,200	978,529
Charoen Pokphand Foods PCL	866,920	574,377
Energy Absolute PCL	127,500	297,145
Krungthai Card PCL	184,800	280,295
PTT Exploration & Production PCL	147,700	629,824
SCB X PCL	36,200	99,193

		5,208,908

TOTAL COMMON STOCKS (Cost $92,662,975)		85,353,572

	Number of Shares	Value
PREFERRED STOCKS — 2.0%
Brazil — 2.0%
Banco Bradesco SA(c)	69,500	$255,615
Itau Unibanco Holding SA(c)	109,800	569,930
Petroleo Brasileiro SA(c)	167,200	928,622

TOTAL PREFERRED STOCKS (Cost $1,890,092)		1,754,167

RIGHTS — 0.0%
Taiwan — 0.0%
PharmaEssentia Corp., Expires 10/11/22*	1,626	3,867

TOTAL RIGHTS (Cost $0)		3,867

TOTAL INVESTMENTS - 99.4% (Cost $94,553,067)		87,111,606
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%		550,258

NET ASSETS - 100.0%		$87,661,864

(a)	Security is fair valued by the Adviser in accordance with the policies established by the Board of Trustees.
(b)	Security is deemed illiquid at September 30, 2022.
(c)	Preferred stocks are shares that carry certain preferential rights. The dividend rate may not be consistent each pay period and could be zero for a particular year.
*	Non-income producing.

PCL     Public Company Limited

PJSC   Public Joint Stock Company

At September 30, 2022, the Fund held the following open positions in futures contracts:

Long Futures Outstanding	Expiration Date	Number of Contracts	Notional Cost	Notional Amount	Value and Unrealized Depreciation
MSCI® Emerging Markets Index	12/16/22	26	$1,262,560	$1,132,950	$(129,610)

					$(129,610)

The accompanying notes are an integral part of the financial statements.

11

TOBAM EMERGING MARKETS FUND

Statement of Assets and Liabilities

September 30, 2022

Assets
Investments, at value (Cost $94,553,067)	$87,111,606
Cash and cash equivalents	979,683
Foreign currency, at value (Cost $241,492)	232,698
Receivables:
Dividends	255,498
Variation margin on futures contracts*	187

Total Assets	88,579,672

Liabilities
Payables:
Deferred foreign capital gains tax	554,621
Investment adviser	153,796
Investments purchased	94,931
Administration and accounting fees	27,642
Accrued expenses	86,818

Total Liabilities	917,808

Net Assets	$87,661,864

Net Assets Consisted of:
Capital stock, $0.01 par value	$104,029
Paid-in capital	108,542,047
Total distributable loss	(20,984,212)

Net Assets	$87,661,864

Class I Shares:
Net assets	$87,661,864

Shares outstanding	10,402,936

Net asset value, offering and redemption price per share	$8.43

*	Primary risk exposure is equity index contracts.

The accompanying notes are an integral part of the financial statements.

12

TOBAM EMERGING MARKETS FUND

Statement of Operations

For the Year Ended September 30, 2022

Investment income
Dividends	$3,575,046
Less: foreign taxes withheld	(376,531)

Total investment income	3,198,515

Expenses
Advisory fees (Note 2)	868,336
Custodian fees (Note 2)	115,415
Administration and accounting fees (Note 2)	87,999
Audit fees	53,267
Legal fees	43,850
Trustees’ and officers’ fees (Note 2)	41,267
Transfer agent fees (Note 2)	25,147
Shareholder reporting fees	21,129
Registration and filing fees	16,483
Other expenses	14,494

Total expenses before waivers and reimbursements	1,287,387

Less: waivers and reimbursements (Note 2)	(92,603)

Net expenses after waivers and reimbursements	1,194,784

Net investment income	2,003,731

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments*	(12,149,161)
Net realized loss from foreign currency transactions	(118,765)
Net realized loss from futures contracts**	(351,952)
Net realized loss from forward foreign currency contracts	(313)
Net change in unrealized depreciation on investments***	(23,238,433)
Net change in unrealized depreciation on foreign currency translations	(6,134)
Net change in unrealized depreciation on futures contracts**	(64,391)

Net realized and unrealized loss on investments	(35,929,149)

Net decrease in net assets resulting from operations	$(33,925,418)

*	Net realized loss from investments includes foreign capital gains tax of $249,995.
**	Primary risk exposure is equity index contracts.
***	Includes net increase in deferred foreign capital gains tax of $554,621.

The accompanying notes are an integral part of the financial statements.

13

TOBAM EMERGING MARKETS FUND

Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment income	$2,003,731	$1,021,816
Net realized gains/(losses) from investments, foreign currency transactions, futures contracts and forward foreign currency contracts	(12,620,191)	5,231,085
Net change in unrealized appreciation/(depreciation) on investments, fore igncurrency translations and futures contracts	(23,308,958)	5,303,811

Net increase/(decrease) in net assets resulting from operations	(33,925,418)	11,556,712

Less dividends and distributions to shareholders from:
Total distributable earnings:
Class I	(1,339,760)	(405,754)

Net decrease in net assets from dividends and distributions to shareholders	(1,339,760)	(405,754)

Increase in net assets derived from capital share transactions (Note 4)	1,339,655	5,405,721

Total increase/(decrease) in net assets	(33,925,523)	16,556,679

Net assets
Beginning of year	121,587,387	105,030,708

End of year	$87,661,864	$121,587,387

The accompanying notes are an integral part of the financial statements.

14

TOBAM EMERGING MARKETS FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Per Share Operating Performance
Net asset value, beginning of year	$11.82	$10.68	$10.25	$11.58	$11.35

Net investment income(1)	0.19	0.10	0.07	0.15	0.16
Net realized and unrealized gain/(loss) on investments	(3.45)	1.08	0.47	(0.91)	0.27

Total from investment operations	(3.26)	1.18	0.54	(0.76)	0.43

Dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.04)	(0.11)	(0.12)	(0.19)
Net realized capital gains	—	—	—	(0.45)	(0.01)

Total dividends and distributions to shareholders	(0.13)	(0.04)	(0.11)	(0.57)	(0.20)

Net asset value, end of year	$8.43	$11.82	$10.68	$10.25	$11.58

Total investment return(2)	(27.88)%	11.05%	5.30%	(6.47)%	3.79%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$87,662	$121,587	$105,031	$99,673	$49,822
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10%	0.95%
Ratio of expenses to average net assets without waivers and reimbursements(3)	1.19%	1.15%	1.17%	1.20%	1.44%
Ratio of net investment income to average net assets	1.85%	0.83%	0.68%	1.48%	1.27%
Portfolio turnover rate	43%	42%	42%	42%	33%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

15

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements

September 30, 2022

1. Organization and Significant Accounting Policies

The TOBAM Emerging Markets Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced investment operations on April 25, 2017. The Fund is a separate series of Fund Vantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class A, Class C and Class I Shares. As of September 30, 2022, Class A and Class C shares have not been issued.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Fund’s equity securities listed on any national exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter (“OTC”)market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Securities that do not have a readily available current market value are valued in good faith by the Adviser as “valuation designee” under the oversight of the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as disclosed in their prospectuses). Exchange traded futures contracts are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

16

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

September 30, 2022

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used, as of September 30, 2022, in valuing the Fund’s investments carried at fair value:

	Total Value at 09/30/22	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Common Stocks
Brazil	$3,441,472	$3,441,472	$—	$—
Chile	264,724	264,724	—	—
China	26,545,394	250,120	26,295,274	—
India	21,007,470	—	21,007,470	—
Indonesia	4,034,045	—	4,034,045	—
Malaysia	2,341,329	—	2,341,329	—
Mexico	225,485	225,485	—	—
Peru	570,038	570,038	—	—
Philippines	505,255	108,893	396,362	—
Poland	404,988	—	404,988	—
Russia	—	—	—	—
South Africa	2,487,479	—	2,487,479	—
South Korea	6,860,382	—	6,860,382	—
Taiwan	11,456,603	—	11,456,603	—
Thailand	5,208,908	—	5,208,908	—
Preferred Stocks	1,754,167	1,754,167	—	—
Rights	3,867	—	3,867	—

Total Assets	$87,111,606	$6,614,899	$80,496,707	$—

Liabilities
Derivatives:
Equity Contracts
Long Futures	$(129,610)	$(129,610)	$—	$—

Total Liabilities	$(129,610)	$(129,610)	$—	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially

17

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

September 30, 2022

from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to net assets as of the end of the reporting period.

For the year ended September 30, 2022, there were no transfers in or out of Level 3.

Futures Contracts — The Fund may use futures contracts for hedging or speculative purposes consistent with its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

During the reporting period, the Fund entered into futures contracts to gain exposure to various markets, as part of the Fund’s investment strategy.

For the year ended September 30, 2022, the Fund’s monthly average volume of futures bought long was $874,529.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The Fund may be subject to foreign taxes on unrealized and realized gains on certain foreign investments. The Fund will accrue such taxes and reclaims, as applicable, based upon the current interpretation of tax rules and regulations that exist in the market in which the Fund invests. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

18

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

September 30, 2022

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currency transactions in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholder which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. Management is continuing to monitor this development and evaluate its impact on the Funds. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in significant market disruption.

The Securities and Exchange Commission (“SEC”) adopted Rule 18f-4 under the 1940 Act which, effective August 19, 2022, regulates the use of derivatives for certain funds registered under the 1940 Act (“Rule 18f-4”). The Fund has adopted a Rule 18f- 4 Policy which provides, among other things, that unless a Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Emerging Markets Risk — The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets

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TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

September 30, 2022

generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States. Recent statements by U.S. securities and accounting regulatory agencies have expressed concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.

2. Transactions with Related Parties and Other Service Providers

TOBAM serves as investment adviser to the Fund. For its services, the Adviser is paid a monthly fee at the annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive fees and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses” (as defined in Form N-1A), dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions) do not exceed 1.10% (on an annual basis), with respect to Class I shares, of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2023, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser may recoup, subject to approval by the Board of Trustees, any expenses or fees it has waived or reimbursed within a three-year period from the date on which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. As of September 30, 2022, the amount of potential recovery was as follows:

Expiration
09/30/2023	09/30/2024	09/30/2025	Total

$64,807	$63,299	$92,603	$220,709

For the year ended September 30, 2022, the Adviser earned advisory fees of $868,336 and waived fees of $92,603.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer Agent fees in the Statement of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

20

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

September 30, 2022

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. ACA Group (“ACA”), operating through its subsidiary, Foreside Fund Officer Services LLC, provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 7, 2021, Alaric Compliance Services LLC (“Alaric”) provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and ACA are compensated for their services provided to the Trust. Alaric was compensated for its services provided to the Trust through December 7, 2021.

3. Investment in Securities

For the year ended September 30, 2022, aggregated purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales

Investment Securities	$48,237,898	$46,254,309

4. Capital Share Transactions

For the years ended September 30, 2022 and 2021, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021

	Shares	Amount	Shares	Amount
Class I
Sales	5,436	$63,058	659,522	$8,000,000
Reinvestments	115,687	1,339,655	33,669	405,721
Redemptions	(5,436)	(63,058)	(237,154)	(3,000,000)

Net increase	115,687	$1,339,655	456,037	$5,405,721

There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fee is retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. These permanent differences were primarily attributable to re classes from capital gain to ordinary income. Net assets were not affected by these adjustments. For the year ended September 30, 2022, there were no permanent differences reclassified between distributable earnings and paid in capital.

21

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Concluded)

September 30, 2022

For the year ended September 30, 2022, the tax character of distributions paid by the Fund was $1,339,760 of ordinary income dividends. For the year ended September 30, 2021, the tax character of distributions paid by the Fund was $405,754 of ordinary income dividends. Distributions from net investment income and short-term gains are treated as ordinary income for federal income tax purposes.

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)

$(14,108,878)	$1,206,397	$(8,081,731)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

As of September 30, 2022, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

Federal Tax Cost	$94,628,545

Unrealized Appreciation	13,264,484
Unrealized Depreciation	(20,791,594)

Net Unrealized Depreciation	$(7,527,110)

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain net capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30, and (ii) specified ordinary and currency losses between November 1 and September 30) as occurring on the first day of the following tax year. For the year ended September 30, 2022, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until October 1, 2022. For the year ended September 30, 2022, the Fund had no capital loss deferrals and no late year ordinary loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of September 30, 2022 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2022, the Fund had capital loss carryforward of $14,108,878, of which $6,840,482 are short-term losses and $7,268,396 are long-term losses and have an unlimited period of capital loss carryforward.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

TOBAM EMERGING MARKETS FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fund Vantage Trust and

Shareholders of TOBAM Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of TOBAM Emerging Markets Fund (the “Fund”) (one of the series constituting Fund Vantage Trust (the “Trust”)), including the portfolio of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Fund Vantage Trust) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (”PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more TOBAM investment companies since 2017.

Philadelphia, Pennsylvania

November 29, 2022

23

TOBAM EMERGING MARKETS FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended September 30, 2022, the Fund paid $1,339,760 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 83.18% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.01%.

The TOBAM Emerging Markets Fund paid foreign taxes and recognized foreign source income as follows:

Foreign Taxes Paid	Foreign Source Income

$452,558	$3,578,675

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.

24

TOBAM EMERGING MARKETS FUND

Statement Regarding Liquidity Risk Management Program

(Unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Fund Vantage Trust, on behalf of the TOBAM Emerging Markets Fund (the “Fund”), met on September 19-20, 2022 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the Fund, pursuant to the Liquidity Rule. The Board has appointed a committee of individuals to serve as the program administrator for the Fund’s Program (the “Program Committee”). At the Meeting, the Program Committee provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of June 30, 2022 (the “Report”).

The Report described the Program’s liquidity classification methodology. It also described the Program Committee’s methodology in determining whether a Highly Liquid Investment Minimum (a “HLIM”) is necessary and noted that, given the composition of the Fund’s portfolio holdings, a HLIM was not currently required for the Fund.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing liquidity risk, as follow:

A. The Fund’s investment strategy and liquidity of Fund investments during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed the Fund’s strategy and its determination that the strategy remains appropriate for an open-end fund structure. This determination was based on the Fund’s holdings of Highly Liquid Investments, the diversification of holdings and the related average position size of the holdings.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed historical net redemption activity and noted that it used this information as a component to establish the Fund’s reasonably anticipated trading size. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Program Committee also took into consideration the Fund’s shareholder ownership concentration and the fact that the shares of the Fund are offered through intermediaries. The intermediary agreements increase the likelihood of large unanticipated redemptions, meaning a Fund may not have the ability to conduct an orderly sale of portfolio securities. The amount of assets a Fund has on these platforms is a significant factor in the ability of the Fund to meet redemption expectations. In light of the Fund’s holdings, it was noted that the Fund maintains a high level of liquidity to meet shareholder redemptions under both normal and stressed market conditions.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: As part of the Report, the Program Committee reviewed any changes in the Fund’s cash and cash equivalents positions in response to current/anticipated redemption activity or market conditions. It was noted that the Fund does not currently have a borrowing or other credit funding arrangement.

25

TOBAM EMERGING MARKETS FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (844) 282-6161 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

26

TOBAM EMERGING MARKETS FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within Fund Vantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, Fund Vantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (844) 282-6161.

27

TOBAM EMERGING MARKETS FUND

Fund Management

(Unaudited)

Fund Vantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust, as of fiscal year-end. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (844) 282-6161.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	36

Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	36	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

28

TOBAM EMERGING MARKETS FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	36

Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	36

Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

29

TOBAM EMERGING MARKETS FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Assets Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	36

Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

CHRISTINE S. CATANZARO Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.

T. RICHARD KEYES Date of Birth: 1/57	Vice President	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Managing Director, Client Management of Foreside Financial Group since December 2021; Chief Executive Officer of Alaric Compliance Services LLC from June 2004 to December 2021.

30

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Investment Adviser

TOBAM

49-53, Avenue des Champs-Élysées

75008 Paris, France

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

TOB-0922

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees currently is comprised of Robert J. Christian, Iqbal Mansur, Nicholas M. Marsini, Jr., Nancy B. Wolcott and Stephen M. Wynne, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that Mr. Wynne is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Mr. Wynne acquired the attributes necessary to be considered an audit committee financial expert through his experience as a chief executive officer (and other senior-level accounting and/or financial positions) of several large financial institutions and because he has co-authored a text book on mutual fund accounting.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $578,801 for the fiscal year ending September 30, 2022 and $508,121 for the fiscal year ending September 30, 2021, as follows:

	Fiscal Year Ending September 30, 2022	Fiscal Year Ending September 30, 2021
PricewaterhouseCoopers LLP	$443,913	$426,176
Ernst & Young LLP	$112,388	$81,945
Grant Thornton LLP	$22,500	$0
Aggregate Fees	$578,801	$508,121

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ending September 30, 2022 and $0 for the fiscal year ending September 30, 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,199 for the fiscal year ending September 30, 2022 and $26,554 for the fiscal year ending September 30, 2021, as follows:

	Fiscal Year Ending September 30, 2022	Fiscal Year Ending September 30, 2021
PricewaterhouseCoopers LLP	$0	$0
Ernst & Young LLP	$8,199	$26,554
Grant Thornton LLP	$0	$0
Aggregate Fees	$8,199	$26,554

These fees were for Passive Foreign Investment Company (PFIC) database tax services.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ending September 30, 2022 and $0 for the fiscal year ending September 30, 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $264,183 for the fiscal year ending September 30, 2022 and $254,105 for the fiscal year ending September 30, 2021, as follows:

	Fiscal Year Ending September 30, 2022	Fiscal Year Ending September 30, 2021
PricewaterhouseCoopers LLP	$0	$0
Ernst & Young LLP	$264,183	$254,105
Grant Thornton LLP	$0	$0
Aggregate Fees	$264,183	$254,105

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-

15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting. However, subsequent to the registrant’s period covered by this report, a control enhancement has been implemented related to the processing of deferred foreign capital gains tax accruals.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) FundVantage Trust

By (Signature and Title)* /s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date December 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date December 2, 2022

By (Signature and Title)* /s/ Christine S. Catanzaro
Christine S. Catanzaro, Treasurer and
Chief Financial Officer
(principal financial officer)

Date December 2, 2022

* Print the name and title of each signing officer under his or her signature.